Exhibit 10.1

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 26, 2016 and effective as of the Effective Date (as hereinafter defined), is made and entered into by and among STATION CASINOS LLC, a Nevada limited liability company (the “Borrower”), the other Loan Parties, each of the Lenders (as hereinafter defined) party hereto, Deutsche Bank AG Cayman Islands Branch, as administrative agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”) and Red Rock Resorts, Inc., a Delaware corporation (“PubCo”).

RECITALS

A.        The Borrower and the Lenders are parties to that certain Credit Agreement, dated as of March 1, 2013, by and among the Borrower, the banks, financial institutions and other entities from time to time party thereto as lenders (including the L/C Issuer and Swing Line Lender) (collectively, the “Lenders”), and the Administrative Agent, as amended by that certain First Amendment to Credit Agreement, dated as of March 18, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.        In connection with the Credit Agreement, the Loan Parties executed various Loan Documents to guaranty and/or secure the Obligations.

C.        The Borrower and its Affiliates intend to consummate certain transactions pursuant to which, among other things, (i) Voteco will assign and transfer all the voting Equity Interests in the Borrower to PubCo, and then dissolve (the “VoteCo Transaction”), (ii) pursuant to the VoteCo Transaction and certain other transactions PubCo will become a direct and indirect owner of Equity Interests in the Borrower, (iii) an initial public offering of PubCo stock will be consummated and (iv) the Borrower and/or certain of its Subsidiaries will acquire Fertitta Entertainment LLC, a Delaware limited liability company (“Fertitta Entertainment”) and its direct and indirect wholly owned subsidiaries identified on Schedule 1 hereto (collectively, the “Fertitta Entities”) by purchasing all of the Equity Interests issued by Fertitta Entertainment (the “Fertitta Acquisition”).

D.        The Borrower has requested that the Lenders party hereto agree to amend the Credit Agreement and certain other Loan Documents, and provide certain consents and waivers under the Loan Documents, in each case subject to, and in accordance with, the terms and conditions set forth herein.

E.         The Lenders party hereto are willing to agree to enter into this Amendment, subject to the conditions and on the terms set forth below.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         Definitions.  Except as otherwise expressly provided herein, capitalized terms used in this Amendment shall have the meanings given in the Credit Agreement, and the rules of interpretation set forth in the Credit Agreement shall apply to this Amendment.

2.         Amendments to Credit Agreement.

(a)        The Credit Agreement is hereby amended as set forth in Exhibit A attached hereto (double underlining indicates new language and ~~strikethrough~~ indicates language that has been deleted).

(b)        The Schedules to the Credit Agreement are hereby supplemented and/or updated as set forth in Exhibit B attached hereto.

(c)        The Administrative Agent, for itself and on behalf of the Required Lenders, and each of the Loan Parties hereby consent to the termination of the Equity Rights Agreement, Non-Compete Agreement, the GVR Management Fee Subordination Agreement, the Opco Management Fee Subordination Agreement, the Station Management Fee Subordination Agreement, and all Manager Documents in effect as of the date hereof (such Manager Documents, the “Existing Manager Documents” and collectively with the other agreements specified in this Section 2(c), the “Terminated Documents”), and agree that any references in the Credit Agreement to such Terminated Documents shall be null and void, and of no further force and effect.

(d)       For purposes of all ratio determinations and other calculations to be made under the Credit Agreement in respect of the Fertitta Acquisition, including without limitation, all financial calculations made with reference to a rolling four quarter period and all calculations to be made on a pro forma basis in respect of the Fertitta Acquisition, notwithstanding anything to the contrary set forth in the Credit Agreement or the other Loan Documents, pro forma effect shall be given to the Fertitta Acquisition and the termination of the Existing Manager Documents, as if such transactions had occurred on the first day of the applicable testing period.

3.         Other Amendments, Waivers and Consents.

(a)        Amendment of Pledge Agreement.  The Administrative Agent and the Lenders hereby consent to the amendment of the Pledge Agreement pursuant to an amendment in substantially the form set forth on Exhibit C attached hereto (the “Pledge Agreement Amendment”).

(b)        Waivers under Pledge Agreement.  The Administrative Agent and the Lenders hereby consent to the VoteCo Transaction and waive Section 4.1.3 of the Pledge

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Agreement with respect thereto.  The Lenders and the Administrative Agent further waive the notice requirements set forth in Section 4.1.5 of the Pledge Agreement with respect to the VoteCo Transaction.

(c)        Consent to Amendment of Borrower and Holdco Operating Agreements.  The Administrative Agent and the Lenders hereby consent to the amendment of the operating agreements for the Borrower and Holdco pursuant to amendments substantially in the respective forms set forth in Exhibit D and Exhibit E attached hereto.

4.         Representations and Warranties.  To induce the Lenders party hereto to agree to this Amendment, each of the Loan Parties and PubCo represents to the Lenders and the Administrative Agent that as of the date hereof and as of the Effective Date:

(a)        each of the Loan Parties and PubCo has all requisite power and authority to enter into, execute and deliver this Amendment and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, this Amendment;

(b)        the execution and delivery of this Amendment and the performance of the obligations of each of the Loan Parties and PubCo under or in respect of this Amendment have been duly authorized by all necessary corporate or other organizational action on the part of each of the Loan Parties;

(c)        the execution and delivery of this Amendment and the performance of the obligations of such Loan Party or PubCo under or in respect of this Amendment do not and will not (i) contravene the terms of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than Permitted Liens), or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, or (iii) violate any material Laws;

(d)       this Amendment has been duly executed and delivered by each of the Loan Parties and PubCo and constitutes a legal, valid and binding obligation of each of the Loan Parties and PubCo, enforceable against each of the Loan Parties and PubCo in accordance with its terms, except as enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally, (b) general equitable principles (whether considered in a proceeding in equity or at law), and (c) requirements of reasonableness, good faith and fair dealing;

(e)        after giving effect to this Amendment, no event has occurred and is continuing or will result from the execution and delivery of this Amendment or the performance by the Loan Parties of their obligations hereunder that would constitute a Default or an Event of Default; and

(f)        each of the representations and warranties made by such Loan Party in or pursuant to the Loan Documents to which it is a party, as amended hereby, is true and correct in

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all material respects on and as of the Effective Date as if made on and as of such date; provided, that, to the extent that such representations or warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.

5.         Effectiveness of this Amendment.  This Amendment shall be effective only if and when:

(a)        the Loan Parties, PubCo, the Administrative Agent and the Required Lenders have delivered their fully executed signature pages hereto to the Administrative Agent;

(b)        PubCo shall have executed and delivered to the Administrative Agent a Pledge Agreement Supplement that is substantially in the form of Exhibit F attached hereto and shall have delivered to the Administrative Agent or its designated custodian all membership interest certificates representing its direct Equity Interests in the Borrower;

(c)        PubCo, the Administrative Agent, Wilmington Trust, National Association and the other Loan Parties party thereto shall have executed and delivered to the Administrative Agent a supplement to the Custodian Agreement that is substantially in the form of Exhibit G attached hereto;

(d)       PubCo, the Administrative Agent and the applicable Loan Parties shall have executed and delivered to the Administrative Agent the Pledge Agreement Amendment;

(e)        the Administrative Agent shall have received evidence reasonably satisfactory to it, that the initial public offering of PubCo stock described in the Form S-1 Registration Statement filed by PubCo with the U.S. Securities and Exchange Commission (File No. 333-207397), shall have occurred or shall occur substantially concurrently with the Effective Date;

(f)        the Administrative Agent shall have received evidence reasonably satisfactory to it that the acquisition by the Borrower and its Subsidiaries of all of the Equity Interests in the Fertitta Entities shall have occurred or shall occur substantially concurrently with the Effective Date;

(g)        the Administrative Agent shall have received evidence reasonably satisfactory to it that each of the Management Agreements in effect as of the Effective Date shall have been terminated;

(h)        each of the representations and warranties contained in Section 4 of this Amendment shall be true and correct in all material respects and, in furtherance thereof, each of the Loan Parties and PubCo shall have received all necessary approvals and/or consents from the Gaming Authorities in form and substance satisfactory to the Administrative Agent for the execution and delivery of this Amendment and the performance of the obligations of each of the Loan Parties and PubCo under or in respect of this Amendment;

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(i)         the Administrative Agent shall have received legal opinions reasonably satisfactory to it from the counsel to the Loan Parties and PubCo with respect to Nevada, New York, California and Delaware law matters;

(j)         the Administrative Agent shall have received, executed by a Responsible Officer or other authorized signatory of the signing Loan Party and PubCo that is party thereto and in form and substance reasonably satisfactory to the Administrative Agent, such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party and PubCo as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer or other authorized signatory thereof authorized to act as a Responsible Officer and/or execute documents in connection with this Amendment and the other Loan Documents to which such Loan Party or PubCo is a party or is to be a party on the Effective Date;

(k)        the Administrative Agent shall have received for the account of each Lender that executes and delivers this Amendment prior to 5:00pm New York time on April 6, 2016, a cash fee (due and payable only upon satisfaction of subclause 5(e) above) in the amount of 0.05% of such Lender’s aggregate Term Loans and Revolving Credit Commitments outstanding on such date;

(l)         the Borrower shall have paid all other fees and expenses owed to the Administrative Agent, the Joint Lead Arrangers and the Lenders (including fees and expenses of counsel) accrued through and including the Effective Date to such Administrative Agent, Joint Lead Arrangers and Lenders (or to such counsel); and

(m)       the Administrative Agent and Lenders shall have received, at least five (5) Business Days prior to the Effective Date (or such shorter time period as agreed to by such Persons), all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act.

This Amendment shall be effective on the date (the “Effective Date”) on which all of the foregoing conditions are satisfied (such conditions to be satisfied no later than July 5, 2016).

6.         Acknowledgments.  By executing this Amendment, each of the Loan Parties and PubCo (a) consents to this Amendment and the performance by each of the Loan Parties and PubCo of their obligations hereunder, (b) acknowledges that notwithstanding the execution and delivery of this Amendment, the obligations of each of the Loan Parties under the Guaranty Agreement, the Pledge Agreement, the Security Agreement and each of the other Loan Documents to which such Loan Party is a party are not impaired or affected and the Guaranty Agreement, the Pledge Agreement, the Security Agreement and each such Loan Document continues in full force and effect after giving effect to this Amendment and (c) affirms and ratifies, to the extent it is a party thereto, the Guaranty Agreement, the Pledge Agreement, the

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Security Agreement and each other Loan Document with respect to all of the Obligations as amended hereby.

7.         Miscellaneous.  THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT AS EXPRESSLY PROVIDED THEREIN) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  This Amendment may be executed in one or more duplicate counterparts and, subject to the other terms and conditions of this Amendment, when signed by all of the parties listed below shall constitute a single binding agreement.  Delivery of an executed signature page to this Amendment by facsimile transmission or electronic mail shall be as effective as delivery of a manually signed counterpart of this Amendment.  Except as amended, waived or consented hereby, all of the provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect except that each reference to the “Credit Agreement”, or words of like import in any Loan Document, shall mean and be a reference to the Credit Agreement as amended hereby.  This Amendment shall be deemed a “Loan Document” as defined in the Credit Agreement.  Sections 10.16(b), 10.16(c) and 10.17 of the Credit Agreement shall apply to this Amendment and all past and future amendments to the Credit Agreement and other Loan Documents as if expressly set forth herein or therein.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written, to be effective as of the Effective Date.

STATION CASINOS LLC
STATION HOLDCO LLC
STATION VOTECO LLC

By:	/S/
Name: Marc J. Falcone
Title: Executive Vice President

[Signature Page to Second Amendment]

NP AUBURN DEVELOPMENT LLC	NP RED ROCK LLC
NP BOULDER LLC	NP RENO CONVENTION CENTER LLC
NP CENTERLINE HOLDINGS LLC	NP RIVER CENTRAL LLC
NP DEVELOPMENT LLC	NP ROTMA LLC
NP DURANGO LLC	NP SANTA FE LLC
NP FH EXCESS LLC	NP STEAMBOAT LLC
NP FIESTA LLC	NP SUNSET LLC
NP GOLD RUSH LLC	NP SUNSET LINDELL LLC
NP GREEN VALLEY LLC	NP TEXAS LLC
NP HANGER LEASECO LLC	NP TOWN CENTER LLC
NP HORIZON PARK LLC	SC RANCHO DEVELOPMENT, LLC
NP INSPIRADA LLC	STATION DEVELOPMENT, LLC
NP IP HOLDINGS LLC	STATION GVR ACQUISITION, LLC
NP LAKE MEAD LLC	SONOMA LAND ACQUISITION COMPANY, LLC
NP LML LLC	NP FRESNO LAND ACQUISITIONS LLC
NP LOSEE ELKHORN HOLDINGS LLC	STATION CALIFORNIA, LLC
NP MAGIC STAR LLC	NP SONOMA LAND HOLDINGS LLC
NP MT. ROSE LLC	SC SP 1 LLC
NP NORTHERN NV ACQUISITIONS LLC	SC SP 2 LLC
NP OPCO HOLDINGS LLC	SC SP 3 LLC
NP OPCO LLC	SC SP 4 LLC
NP PALACE LLC	SC SP 5 LLC
NP PAST ENTERPRISES LLC	SC SP HOLDCO LLC
NP RANCHO LLC

each as a Subsidiary Guarantor

By:	/S/
Name: Marc J. Falcone
Title: Authorized Signatory

[Signature Page to Second Amendment]

SC BUTTE DEVELOPMENT, LLC
SC BUTTE MANAGEMENT, LLC
SC MADERA DEVELOPMENT, LLC
SC MADERA MANAGEMENT, LLC
SC MICHIGAN, LLC
SC SONOMA DEVELOPMENT, LLC
SC SONOMA MANAGEMENT, LLC

each as a Subsidiary Guarantor

By:	/S/
Name: Scott M. Nielson
Title: Senior Vice President

[Signature Page to Second Amendment]

RED ROCK RESORTS, INC.

as PubCo

By:	/S/
Name:
Title:

[Signature Page to Second Amendment]

Acknowledged:

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as the Administrative Agent

By:	/S/
Name: Mary Kay Cole
Title: Managing Director

By:	/S/
Name: Anca Trifan
Title: Managing Director

[Signature Page to Second Amendment]

LUCUMA FUNDING ULC,
as a Lender

By:	/S/
Name: Mobasharul Islam
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

ASFI Loan Funding LLC,
as a Lender
By: Citibank, N.A.,

By:	/S/
Name: Lauri Pool
Title: Associate Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

BRYCE FUNDING,
as a Lender

By:	/S/
Name: Mobasharul Islam
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

AllianceBernstein Bond Fund Inc - AllianceBernstein Limited Duration High Income Portfolio,
as a Lender
By: AllianceBernstein L.P.

By:	/S/
Name: Neil Ruffell
Title: VP - Corporate Actions

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Teachers’ Retirement System of Louisiana,
as a Lender
By: AllianceBernstein L.P., as Investment Advisor

By:	/S/
Name: Neil Ruffell
Title: VP - Corporate Actions

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

AllianceBernstein Global High Income Fund,
as a Lender
By: AllianceBernstein L.P.

By:	/S/
Name: Neil Ruffell
Title: VP - Corporate Actions

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

AllianceBernstein High Income Fund,
as a Lender
By: AllianceBernstein L.P.

By:	/S/
Name: Neil Ruffell
Title: VP - Corporate Actions

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

AllianceBernstein Pooling Portfolios - High Yield,
as a Lender
By: AllianceBernstein L.P.

By:	/S/
Name: Neil Ruffell
Title: VP - Corporate Actions

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

AllianceBernstein Institutional Investments - AXA High Yield Loan Portfolio,
as a Lender
By: AllianceBernstein L.P., as Investment Advisor

By:	/S/
Name: Neil Ruffell
Title: VP - Corporate Actions

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

AllianceBernstein Institutional Investments - AXA High Yield Loan II Portfolio,
as a Lender
By: AllianceBernstein L.P., as Investment Advisor

By:	/S/
Name: Neil Ruffell
Title: VP - Corporate Actions

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

AC AS CLO 2013-1, Ltd.,
as a Lender
By: American Capital CLO Management, LLC (f/k/a American Capital Leveraged Finance Management, LLC), its Manager

By:	/S/
Name: William Weiss
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

ACAS CLO 2015-1, Ltd.,
as a Lender
By: American Capital CLO Management, LLC, its Collateral Manager

By:	/S/
Name: William Weiss
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

BANK OF AMERICA, N.A.,
as a Lender

By:	/S/
Name: Brian D. Corum
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Beach Point Loan Master Fund, L.P.,
as a Lender,

By: Beach Point Capital Management LP
Its Investment Manager

By:	/S/
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

[Signature Page to Second Amendment]

Beach Point SCF IX Loan LP,
as a Lender,

By: Beach Point Capital Management LP
Its Investment Manager

By:	/S/
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

[Signature Page to Second Amendment]

Beach Point SCF Loan LP,
as a Lender,

By: Beach Point Capital Management LP
Its Investment Manager

By:	/S/
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

[Signature Page to Second Amendment]

ACE Property & Casualty Insurance Company,
as a Lender
By: BlackRock Financial Management, Inc., its Investment Advisor

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

ADVANCED SERIES TRUST - AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO,
as a Lender
By: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

BlackRock Multi-Asset Income Portfolio of BlackRock Funds II,
as a Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Houston Casualty Company,
as a Lender
By: BlackRock Investment Management, LLC, its Investment Manager

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Ironshore Inc.,
as a Lender
By: BlackRock Financial Management, Inc., its Investment Advisor

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

JPMBI re Blackrock Bankloan Fund,
as a Lender
By: BlackRock Financial Management Inc., as Sub-Advisor

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Magnetite VII, Limited,
as a Lender
By: BlackRock Financial Management Inc., Its Collateral Manager

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Magnetite XV, Limited,
as a Lender
By: BlackRock Financial Management, Inc., as Investment Manager

By:	/S/
Name: Rob Jacobi
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Navy Exchange Service Command Retirement Trust,
as a Lender
By: BlackRock Financial Management, Inc., its Investment Advisor

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

PPL Services Corporation Master Trust,
as a Lender
By: BlackRock Financial Management Inc., its Investment Manager

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Scor Global Life Americas Reinsurance Company,
as a Lender
By: BlackRock Financial Management, Inc., its Investment Manager

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Strategic Income Opportunities Bond Fund,
as a Lender
By: BlackRock Institutional Trust Company, NA, not in its individual capacity but as Trustee of the Strategic Income Opportunities Bond Fund

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

BlackRock Debt Strategies Fund, Inc.,
as a Lender
By: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

BlackRock Defined Opportunity Credit Trust,
as a Lender
By: BlackRock Financial Management Inc.,
its Sub-Advisor

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Arch Reinsurance LTD.,
as a Lender
By: BlackRock Financial Management, Inc., its Investment Advisor

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Magnetite XI, Limited,
as a Lender
By: BlackRock Financial Management, Inc., as Portfolio Manager

By:	/S/
Name: Rob Jacobi
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Magnetite XII, LTD.,
as a Lender
By: BlackRock Financial Management, Inc., its Collateral Manager

By:	/S/
Name: Rob Jacobi
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

BlackRock Floating Rate Income Strategies Fund, Inc.,
as a Lender
By: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

BlackRock Floating Rate Income Trust,
as a Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

BlackRock Funds II, BlackRock Floating Rate Income Portfolio,
as a Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

BlackRock Funds II, BlackRock High Yield Bond Portfolio,
as a Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

BlackRock Funds II, BlackRock Strategic Income Opportunities Portfolio,
as a Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

BlackRock Global Investment Series: Income Strategies Portfolio,
as a Lender
By: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

BlackRock High Yield V.I. Fund of BlackRock Variable Series Funds, Inc.,
as a Lender
By: BlackRock Advisors, LLC, its investment advisor

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

BlackRock High Yield Portfolio of the BlackRock Series Fund, Inc.,
as a Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

BlackRock Limited Duration Income Trust,
as a Lender
By: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

BlackRock Secured Credit Portfolio of BlackRock Funds II,
as a Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

BlackRock Senior Floating Rate Portfolio,
as a Lender
By: BlackRock Investment Management, LLC, its Investment Advisor

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

BlackRock Corporate High Yield Fund Inc.,
as a Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Magnetite VI, Limited,
as a Lender
By: BlackRock Financial Management, Inc., its Collateral Manager

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

55 Loan Strategy Fund Series 2 A Series Trust Of Multi Manager Global Investment Trust,
as a Lender
By: BlackRock Financial Management Inc., Its Investment Manager

By:	/S/
Name: Rob Jacobi
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

55 Loan Strategy Fund a series Trust of Multi Manager Global Investment Trust, as a Lender
By: BlackRock Financial Management Inc., Its Investment Manager

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

ABR Reinsurance LTD.,
as a Lender
By: BlackRock Financial Management, Inc., its Investment Manager

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Ace European Group Limited,
as a Lender
By: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/S/
Name: Rob Jacobi
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

BlackRock Multi-Sector Income Trust,
as a Lender
By: BlackRock Advisors, LLC, as Investment Advisor

By:	/S/
Name: Rob Jacobi
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

California State Teachers’ Retirement System,
as a Lender
By: BlackRock Financial Management, Inc., its Investment Advisor

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Consumer Program Administrators, Inc,
as a Lender
By: BlackRock Financial Management, Inc. its Investment Manager

By:	/S/
Name: Rob Jacobi
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Employees’ Retirement Fund of the City of Dallas,
as a Lender
By: BlackRock Financial Management, Inc., its Investment Advisor

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Fixed Income Opportunities Nero, LLC,
as a Lender
By: BlackRock Financial Management Inc., Its Investment Manager

By:	/S/
Name: Rob Jacobi
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

iShares Advantaged Short Duration High Income ETF (CAD-Hedged),
as a Lender
By: BlackRock Institutional Trust Company, N.A. (BTC) in its capacity as investment sub-advisor of the fund

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Magnetite IX, Limited,
as a Lender
By: BlackRock Financial Management, Inc., its Collateral Manager

By:	/S/
Name: Rob Jacobi
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Magnetite VIII, Limited,
as a Lender
By: BlackRock Financial Management Inc., Its Collateral Manager

By:	/S/
Name: Rob Jacobi
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Magnetite XIV, Limited,
as a Lender
By: BlackRock Financial Management, Inc., its Collateral Manager

By:	/S/
Name: Rob Jacobi
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Magnetite XVI, Limited,
as a Lender
By: BlackRock Financial Management, Inc., as Portfolio Manager

By:	/S/
Name: Rob Jacobi
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Multi Asset Income Allocation Fund,
as a Lender
By: Blackrock Financial Management Inc., in its capacity as Investment Manager

By:	/S/
Name: Rob Jacobi
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Permanens Capital Floating Rate Fund LP,
as a Lender
By: BlackRock Financial Management Inc., Its Sub-Advisor

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

U.S. Specialty Insurance Company,
as a Lender
By: BlackRock Investment Management, LLC, its Investment Manager

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

UnitedHealthcare Insurance Company,
as a Lender
By: BlackRock Financial Management Inc.; its investment manager

By:	/S/
Name: Rob Jacobi
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

MET Investors Series Trust - BlackRock High Yield Portfolio,
as a Lender
By: BlackRock Financial Management, Inc., its Investment Advisor

By:	/S/
Name: Rob Jacobi
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

BlueMountain CLO 2012-1 Ltd,
as a Lender
By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC,
Its Collateral Manager

By:	/S/
Name: Meghan Fornshell
Title: Operations Analyst

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

BlueMountain CLO 2011-1 Ltd,
as a Lender
By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC,
Its Collateral Manager

By:	/S/
Name: Meghan Fornshell
Title: Operations Analyst

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Bluemountain CLO 2013-2 LTD.,
as a Lender
By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.
ITS COLLATERAL MANAGER

By:	/S/
Name: Meghan Fornshell
Title: Operations Analyst

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

BlueMountain CLO 2014-3 Ltd.,
as a Lender
By: BlueMountain Capital Management, LLC

By:	/S/
Name: Meghan Fornshell
Title: Operations Analyst

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Bluemountain CLO 2013-1 LTD.,
as a Lender
By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.
ITS COLLATERAL MANAGER

By:	/S/
Name: Meghan Fornshell
Title: Operations Analyst

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

BlueMountain CLO 2014-2 Ltd,
as a Lender

By:	/S/
Name: Meghan Fornshell
Title: Operations Analyst

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

BlueMountain CLO 2015-2, Ltd.,
as a Lender
By: BlueMountain Capital Management, LLC

By:	/S/
Name: Meghan Fornshell
Title: Operations Analyst

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

BlueMountain CLO 2012-2 Ltd,
as a Lender
By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC,
Its Collateral Manager

By:	/S/
Name: Meghan Fornshell
Title: Operations Analyst

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Battalion CLO IX Ltd.,
as a Lender
By: Brigade Capital Management, LP as Collateral Manager

By:	/S/
Name: James Keogh
Title: Operations Manager

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

BATTALION CLO III LTD.,
as a Lender
By: BRIGADE CAPITAL MANAGEMENT LP
As Collateral Manager

By:	/S/
Name: James Keogh
Title: Operations Manager

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Battalion CLO VI Ltd.,
as a Lender
By: Brigade Capital Management, LP as Collateral Manager

By:	/S/
Name: James Keogh
Title: Operations Manager

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Battalion CLO VII Ltd.,
as a Lender
By: Brigade Capital Management, LP as Collateral Manager

By:	/S/
Name: James Keogh
Title: Operations Manager

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Battalion CLO VIII Ltd.,
as a Lender
By: BRIGADE CAPITAL MANAGEMENT, LP
as Collateral Manager

By:	/S/
Name: James Keogh
Title: Operations Manager

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Battalion CLO IV Ltd.,
as a Lender
By: BRIGADE CAPITAL MANAGEMENT LP
As Collateral Manager

By:	/S/
Name: James Keogh
Title: Operations Manager

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Battalion CLO V Ltd.,
as a Lender
By: BRIGADE CAPITAL MANAGEMENT, LP
as Collateral Manager

By:	/S/
Name: James Keogh
Title: Operations Manager

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Canyon Capital CLO 2014-2, Ltd.,
as a Lender
By: Canyon Capital Advisors LLC, Its Asset Manager

By:	/S/
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Canyon Capital CLO 2014-1, Ltd.,
as a Lender
By: Canyon Capital Advisors LLC, Its Asset Manager

By:	/S/
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Canyon Capital CLO 2006-1, Ltd.,
as a Lender
By: Canyon Capital Advisors LLC, its Asset Manager

By:	/S/
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Canyon Capital CLO 2012-1, Ltd.,
as a Lender
By: Canyon Capital Advisors LLC, its Asset Manager

By:	/S/
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Canyon Capital CLO 2015-A, Ltd.,
as a Lender

By:	/S/
Name: Jonathan Kaplan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Canyon Capital CLO 2015-1, LTD.,
as a Lender
By: Canyon Capital Advisors LLC,
a Delaware limited liability company,
its Collateral Manager

By:	/S/
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Carlyle Global Market Strategies CLO 2014-5, Ltd.,
as a Lender

By:	/S/
Name: Linda Pace
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Carlyle Global Market Strategies CLO 2014-3, Ltd.,
as a Lender

By:	/S/
Name: Linda Pace
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Carlyle Daytona CLO, Ltd.,
as a Lender

By:	/S/
Name: Linda Pace
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Carlyle Global Market Strategies CLO 2015-1,
Ltd.,
as a Lender

By:	/S/
Name: Linda Pace
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Carlyle Global Market Strategies CLO 2012-1,
Ltd.,
as a Lender

By:	/S/
Name: Linda Pace
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Carlyle Global Market Strategies CLO 2015-5,
Ltd.,
as a Lender

By:	/S/
Name: Linda Pace
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Carlyle High Yield Partners VIII, Ltd,
as a Lender

By:	/S/
Name: Linda Pace
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Carlyle High Yield Partners X, Ltd,
as a Lender

By:	/S/
Name: Linda Pace
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Carlyle High Yield Partners IX, Ltd,
as a Lender

By:	/S/
Name: Linda Pace
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Carlyle Global Market Strategies CLO 2012-4,
Ltd.,
as a Lender

By:	/S/
Name: Linda Pace
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Carlyle Global Market Strategies CLO 2015-3,
Ltd.,
as a Lender

By:	/S/
Name: Linda Pace
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Carlyle Global Market Strategies CLO 2015-4,
Ltd.,
as a Lender

By:	/S/
Name: Linda Pace
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Carlyle Global Market Strategies CLO 2014-1,
Ltd.,
as a Lender

By:	/S/
Name: Linda Pace
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Carlyle Global Market Strategies CLO 2014-2,
Ltd.,
as a Lender

By:	/S/
Name: Linda Pace
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Carlyle Global Market Strategies CLO 2013-3,
Ltd.,
as a Lender

By:	/S/
Name: Linda Pace
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Carlyle Global Market Strategies CLO 2013-2,
Ltd.,
as a Lender

By:	/S/
Name: Linda Pace
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Carlyle Global Market Strategies CLO 2012-2,
Ltd.,
as a Lender

By:	/S/
Name: Linda Pace
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Carlyle Global Market Strategies CLO 2012-3,
Ltd.,
as a Lender

By:	/S/
Name: Linda Pace
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Carlyle Global Market Strategies CLO 2014-4,
Ltd.,
as a Lender

By:	/S/
Name: Linda Pace
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Carlyle McLaren CLO, Ltd.,
as a Lender

By:	/S/
Name: Linda Pace
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Carlyle Global Market Strategies CLO 2015-2,
Ltd.,
as a Lender

By:	/S/
Name: Linda Pace
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Carlyle Global Market Strategies CLO 2013-4,
Ltd.,
as a Lender

By:	/S/
Name: Linda Pace
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Carlyle Global Market Strategies CLO 2013-1,
Ltd.,
as a Lender

By:	/S/
Name: Linda Pace
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

CITIBANK, N.A.,
as a Lender

By:	/S/
Name: Brian S. Broyles
Title: Attorney-In-Fact

[Signature Page to Second Amendment]

CREDIT SUISSE AG, Cayman Islands Branch,
as a Lender

By:	/S/
Name: Whitney Gaston
Title: Authorized Signatory

By:	/S/
Name: Warren Van Heyst
Title: Authorized Signatory

[Signature Page to Second Amendment]

DEUTSCHE BANK AG CAYMAN
ISLANDS BRANCH,
as a Lender,

By:	/S/
Name: Mary Kay Coyle
Title: Managing Director

If two signatures required:

By:	/S/
Name: Peter Cucchiara
Title: Vice President

[Signature Page to Second Amendment]

For internal use only

Deutsche Bank (Cayman) Limited,
as a Lender,
(solely in its capacity as trustee of The Canary
Star Trust and its Sub-Trusts) as the Trustee
By: Deutsche Bank AG New York Branch

By:	/S/
Name: Andrew MacDonald
Title: Assistant Vice President

By:	/S/
Name: Howard Lee
Title: Assistant Vice President

[Signature Page to Second Amendment]

DoubleLine Capital LP as Investment Advisor to:
DoubleLine Core Fixed Income Fund,
as a Lender

By:	/S/
Name: Peter Hwang
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

DoubleLine Capital LP as Investment Advisor to:
DoubleLine Shiller Enhanced CAPE,
as a Lender

By:	/S/
Name: Peter Hwang
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

DoubleLine Capital LP as Investment Advisor to:
DoubleLine Floating Rate Fund,
as a Lender

By:	/S/
Name: Peter Hwang
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

DoubleLine Capital LP as Sub-Advisor to: State Street DoubleLine Total Return Tactical Portfolio,
as a Lender

By:	/S/
Name: Peter Hwang
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

DoubleLine Capital LP as Investment Advisor to: Trustees of the Estate of Bernice Pauahi Bishop
dba Kamehameha Schools,
as a Lender

By:	/S/
Name: Peter Hwang
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Boston Income Portfolio
as a Lender,

By:	/S/
Name: Michael W. Weilheimer
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

The Regents of the University of California,
as a Lender,

By:	/S/
Name: Michael W Weilheimer
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Federated Bank Loan Core Fund,
as a Lender

By:	/S/
Name: B. Anthony Delserone, Jr.
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

FIAM Floating Rate High Income
Commingled Pool

By: Fidelity Institutional Asset Management
Trust Company as Trustee,
as a Lender,

By:	/S/
Name: Richard Synrod
Title: Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

FLAM Leveraged Loan, LP

By: FIAM LLC as Investment Manager, as a
Lender,

By:	/S/
Name: Richard Synrod
Title: Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Fidelity Advisor Series I: Fidelity Advisor
Floating Rate High Income Fund,
as a Lender,

By:	/S/
Name: Stacie M. Smith
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Fidelity Advisor Series I: Fidelity Advisor
High Income Advantage Fund,
as a Lender,

By:	/S/
Name: Stacie M. Smith
Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Fidelity Canadian Balanced Fund

for Fidelity Investments Canada ULC as
Trustee of Fidelity Canadian Balanced Fund, as a Lender,

By:	/S/
Name: Stacie M. Smith
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Fidelity Central Investment Portfolios LLC:
Fidelity Floating Rate Central Fund,
as a Lender,

By:	/S/
Title: Stacie M. Smith
Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Fidelity Income Fund: Fidelity Total Bond Fund,
as a Lender,

By:	/S/
Name: Stacie M. Smith
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Fidelity Floating Rate High Income Fund

for Fidelity Investments Canada ULC as
Trustee of Fidelity Floating Rate High Income Fund, as a Lender,

By:	/S/
Name: Stacie M. Smith
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Variable Insurance Products Fund: Floating
Rate High Income Portfolio, as a Lender,

By:	/S/
Name: Stacie M. Smith
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Fidelity Puritan Trust: Fidelity Puritan Fund,
as a Lender,

By:	/S/
Name: Stacie M. Smith
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund, as a Lender,

By:	/S/
Name: Stacie M. Smith
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Master Trust Bank of Japan Ltd. Re: Fidelity
Us High Yield

By: Fidelity Management & Research
Company as Investment Manager,
as a Lender,

By:	/S/
Name: Stacie M. Smith
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Fidelity American High Yield Fund

for Fidelity Investments Canada ULC as
Trustee of Fidelity American High Yield Fund,
as a Lender,

By:	/S/
Name: Stacie M. Smith
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Advanced Series Trust-AST FI Pyramis Quantitative Portfolio

By: FIAM LLC as Investment Manager, as a Lender,

By:	/S/
Name: Richard Synrod
Title: Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Ballyrock CLO 2013-1 Limited

By: Ballyrock Investment Advisors LLC, as Collateral Manager,
as a Lender,

By:	/S/
Name: Lisa Rymut
Title: Assistant Treasurer

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Ballyrock CLO 2014-1 Limited

By: Ballyrock Investment Advisors LLC, as Collateral Manager,
as a Lender,

By:	/S/
Name: Lisa Rymut
Title: Assistant Treasurer

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Fidelity Floating Rate High Income Investment Trust

for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Investment Trust, as a Lender,

By:	/S/
Name: Stacie M. Smith
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

First Trust Tactical High Yield ETF,
as a Lender
By: First Trust Advisors L.P., its Investment Advisor

By:	/S/
Name: Ryan Kommers
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

First Trust Senior Loan ETF (CAD-Hedged),
as a Lender
By: First Trust Advisors L.P.

By:	/S/
Name: Ryan Kommers
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

First Trust Dividend and Income Fund,
as a Lender
By: First Trust Advisors L.P.

By:	/S/
Name: Ryan Kommers
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

First Trust Senior Loan Fund,
as a Lender
By: First Trust Advisors L.P., its Investment Advisor

By:	/S/
Name: Ryan Kommers
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

First Trust Senior Floating Rate Income Fund II,
as a Lender
By: First Trust Advisors L.P., its investment manager

By:	/S/
Name: Ryan Kommers
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

First Trust Short Duration High Income Fund,
as a Lender
By: First Trust Advisors L.P., its investment manager

By:	/S/
Name: Ryan Kommers
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Fortress Credit BSL III Limited,
as a Lender
By: FC BSL III CM LLC, its collateral manager

By:	/S/
Name: Jennifer Sorkin
Title: Treasurer

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

FORTRESS CREDIT BSL LIMITED,
as a Lender
By: FC BSL CM LLC, its collateral manager

By:	/S/
Name: Jennifer Sorkin
Title: Managing Director/Treasurer

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Fortress Credit Investments IV Limited,
as a Lender
By: Fortress Credit Investments IV CM LLC, its collateral manager

By:	/S/
Name: Jennifer Sorkin
Title: Treasurer

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

SC PRO LOAN IV LIMITED,
as a Lender
By: GoldenTree Asset Management, LP

By:	/S/
Name: Karen Weber
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Stellar Performer Global Series: Series G - Global
Credit,
as a Lender
By : GoldenTree Asset Management, LP

By:	/S/
Name: Karen Weber
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

GT Loan Financing I, Ltd.,
as a Lender
By: GoldenTree Asset Management, LP

By:	/S/
Name: Karen Weber
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Health Net of California, Inc.,
as a Lender
By: GoldenTree Asset Management, L.P.

By:	/S/
Name: Karen Weber
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Swiss Capital Pro Loan III Plc,
as a Lender
By: GoldenTree Asset Management, LP

By:	/S/
Name: Karen Weber
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

City of New York Group Trust,
as a Lender
By: GoldenTree Asset Management, L.P.

By:	/S/
Name: Karen Weber
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

The University of Chicago,
as a Lender
By: GoldenTree Asset Management, L.P.

By:	/S/
Name: Karen Weber
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

GoldenTree Loan Opportunities VI, Ltd,
as a Lender
By: GoldenTree Asset Management, L.P.

By:	/S/
Name: Karen Weber
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

GoldenTree Loan Opportunities V, Ltd,
as a Lender
By: GoldenTree Asset Management, L.P.

By:	/S/
Name: Karen Weber
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

GoldenTree Loan Opportunities III, Ltd.,
as a Lender
By: GoldenTree Asset Management, LP

By:	/S/
Name: Karen Weber
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

GoldenTree Loan Opportunities VIII, Limited,
as a Lender
By: GoldenTree Asset Management, LP

By:	/S/
Name: Karen Weber
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

GoldenTree Loan Opportunities IX, Limited,
as a Lender
By: GoldenTree Asset Management, LP

By:	/S/
Name: Karen Weber
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

GoldenTree Loan Opportunities VII, Ltd,
as a Lender
By: GoldenTree Asset Management, L.P.

By:	/S/
Name: Karen Weber
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

The Western and Southern Life Insurance
Company,
as a Lender
By: GoldenTree Asset Management, LP

By:	/S/
Name: Karen Weber
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

GOLDMAN SACHS BANK USA,
as a Lender

By:	/S/
Name: Jerry Li
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Greywolf CLO II, Ltd,
as a Lender
B: Greywolf Capital Management LP, as
Portfolio Manager

By:	/S/
Name: William Troy
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Greywolf CLO III, Ltd,
as a Lender
By: Greywolf Capital Management LP, as
Portfolio Manager

By:	/S/
Name: William Troy
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Greywolf CLO IV, Ltd.,
as a Lender
By: Greywolf Capital Management LP, as
Portfolio Manager

By:	/S/
Name: William Troy
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Greywolf CLO V, Ltd,
as a Lender
By: Greywolf Capital Management LP, as Portfolio Manager

By:	/S/
Name: William Troy
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

RS Floating Rate Fund,
as a Lender,

By:	/S/
Name: Kevin Booth
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

WhiteHorse VIII, Ltd.

By: H.I.G. WhiteHorse Capital, LLC
As: Collateral Manager

By:	/S/
Name: Ethan Underwood
Title: Manager

[Signature Page to Second Amendment]

WhiteHorse VII, Ltd.

By: H.I.G. WhiteHorse Capital, LLC
As: Collateral Manager

By:	/S/
Name: Ethan Underwood
Title: Manager

[Signature Page to Second Amendment]

WhiteHorse X, Ltd.

By: H.I.G. WhiteHorse Capital, LLC
As: Collateral Manager

By:	/S/
Name: Ethan Underwood
Title: Manager

[Signature Page to Second Amendment]

WhiteHorse VI, Ltd.

By: H.I.G. WhiteHorse Capital, LLC
As: Collateral Manager

By:	/S/
Name: Ethan Underwood
Title: Manager

[Signature Page to Second Amendment]

Highland/iBoxx Senior Loan ETF,
as a Lender

By:	/S/
Name: Carter Chism
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

JPMorgan Tax Aware High Income Fund
as a Lender,

By:	/S/
Name: William T. Morgan
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Louisiana State Employees’ Retirement System
as a Lender,

By:	/S/
Name: William T. Morgan
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Antares Managing Agency Limited
as a Lender,

By:	/S/
Name: William T. Morgan
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Aon Hewitt Investment Consulting, Inc.
as a Lender,

By:	/S/
Name: William T. Morgan
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Southern Ute Indian Tribe
as a Lender,

By:	/S/
Name: William T. Morgan
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Advanced Series Trust- AST High Yield Portfolio
as a Lender,

By:	/S/
Name: William T. Morgan
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

National Railroad Retirement Investment Trust
as a Lender,

By:	/S/
Name: William T. Morgan
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Remuda Capital Management LTD
as a Lender,

By:	/S/
Name: William T. Morgan
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

JPMorgan Global Bond Opportunities Fund
as a Lender,

By:	/S/
Name: William T. Morgan
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

JPMorgan Floating Rate Income Fund
as a Lender,

By:	/S/
Name: William T. Morgan
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

GIM Specialist Investment Funds- GIM Multi-Sector Credit Fund
as a Lender,

By:	/S/
Name: William T. Morgan
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

JPMorgan Short Duration High Yield Fund
as a Lender,

By:	/S/
Name: William T. Morgan
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

JPMorgan Senior Secured Loan Fund Limited
as a Lender,

By:	/S/
Name: William T. Morgan
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Senior Secured Loan Fund, The Initial Trust of GIM Trust 2
as a Lender,

By:	/S/
Name: William T. Morgan
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Commingled Pension Trust Fund (Floating Rate Income) of JPMorgan Chase Bank, N.A.
as a Lender,

By:	/S/
Name: William T. Morgan
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Pacholder High Yield Fund, Inc.
as a Lender,

By:	/S/
Name: William T. Morgan
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Principal Funds, Inc.- High Yield Fund I,
as a Lender,

By:	/S/
Name: William T. Morgan
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

JPMorgan Chase Bank, N.A.,
as a Lender,

By:	/S/
Name: Marc E. Costantino
Title: Executive Director

[Signature Page to Second Amendment]

KVK CLO 2013-1, Ltd,
as a Lender

By:	/S/
Name: David Cifonelli
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

KVK CLO 2012-2, LTD.,
as a Lender

By:	/S/
Name: David Cifonelli
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

KVK CLO 2014-1, Ltd.,
as a Lender

By:	/S/
Name: David Cifonelli
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

KVK CLO 2014-2, Ltd.,
as a Lender

By:	/S/
Name: David Cifonelli
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

KVK CLO 2014-3, Ltd.,
as a Lender

By:	/S/
Name: David Cifonelli
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

KVK CLO 2015-1, Ltd.,
as a Lender

By:	/S/
Name: David Cifonelli
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

KVK CLO 2013-2, LTD.,
as a Lender

By:	/S/
Name: David Cifonelli
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

KVK CLO 2012-1, Ltd.,
as a Lender

By:	/S/
Name: David Cifonelli
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

LAKE PLACID FUNDING,
as a Lender

By:	/S/
Name: IRFAN AHMED
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

ELM CLO 2014-1, Ltd,
as a Lender,

By:	/S/
Name: Erik Gunnerson
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Mariner CLO 2015-1 LLC
as a Lender,

By:	/S/
Name: Erik Gunnerson
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

ORIX Corporate Capital Inc.
as a Lender,

By:	/S/
Name: Erik Gunnerson
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

TEN PARK SPC, as a Lender.

By: Metropolitan Life Insurance Company,
acting as investment advisor.

By:	/S/
Name: Steve Bruno
Title: Director

[Signature Page to Second Amendment]

Metropolitan Life Insurance Company,
as a Lender,

By:	/S/
Name: Steve Bruno
Title: Director

[Signature Page to Second Amendment]

Manulife Floating Rate Senior Loan Fund,
as a Lender

By:	/S/
Name: Jim Roth
Title: Manager

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Manulife U.S. Dollar Floating Rate Income Fund,
as a Lender

By:	/S/
Name: Jim Roth
Title: Manager

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Manulife Floating Rate Income Fund,
as a Lender

By:	/S/
Name: Jim Roth
Title: Manager

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Manulife Investments Trust — Floating Rate Income Fund,
as a Lender

By:	/S/
Name: Jim Roth
Title: Manager

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Venture IX CDO, Limited,
as a Lender
By: its investment advisor, MJX Asset Management LLC

By:	/S/
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Venture VII CDO Limited,
as a Lender
By: its investment advisor, MJX Asset Management, LLC

By:	/S/
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Venture VIII CDO, Limited,
as a Lender
By: its investment advisor, MJX Asset Management, LLC

By:	/S/
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

VENTURE XIII CLO, Limited,
as a Lender
By: its Investment Advisor
MJX Asset Management LLC

By:	/S/
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Venture XVII CLO Limited,
as a Lender
By: its investment advisor, MJX Asset Management, LLC

By:	/S/
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Regatta II Funding LP,
as a Lender
By: Napier Park Global Capital (US) LP
Attorney-in-fact

By:	/S/
Name: Melanie Hanlon
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Regatta III Funding Ltd,
as a Lender
By: Napier Park Global Capital (US) LP
Attorney-in-fact

By:	/S/
Name: Melanie Hanlon
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Regatta IV Funding Ltd,
as a Lender
By: Napier Park Global Capital (US) LP
Attorney-in-fact

By:	/S/
Name: Melanie Hanlon
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Regatta V Funding Ltd,
as a Lender
By: Napier Park Global Capital (US) LP
Attorney-in-fact

By:	/S/
Name: Melanie Hanlon
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

NB Global Floating Rate Income Fund Limited,
as a Lender

By:	/S/
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

JNL/Neuberger Berman Strategic Income Fund,
as a Lender

By:	/S/
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Maryland State Retirement and Pension System,
as a Lender
By: Neuberger Berman Investment Advisers LLC as collateral manager

By:	/S/
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

The Northern Trust Company of Connecticut,
as a Lender

By:	/S/
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Neuberger Berman Investment Funds II Plc,
as a Lender

By:	/S/
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Neuberger Berman - Floating Rate Income Fund,
as a Lender By:

By:	/S/
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

NB Short Duration High Yield Fund,
as a Lender

By:	/S/
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Neuberger Berman Strategic Income Fund,
as a Lender

By:	/S/
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Neuberger Berman Investment Funds PLC,
as a Lender

By:	/S/
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Neuberger Berman Investment Funds II PLC - Neuberger Berman US/European Senior Floating Rate Income Fund,
as a Lender

By:	/S/
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Neuberger Berman CLO XII, LTD,
as a Lender
By: Neuberger Berman Investment Advisers LLC as Collateral Manager

By:	/S/
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Fixed Income Opportunities NB LLC,
as a Lender
By: Neuberger Berman Investment Advisers LLC, as Managing Member

By:	/S/
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Neuberger Berman CLO XIII, Ltd.,
as a Lender
By Neuberger Berman Investment Advisers LLC
as collateral manager

By:	/S/
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Neuberger Berman CLO XIV, Ltd.,
as a Lender
By Neuberger Berman Investment Advisers LLC
as collateral manager

By:	/S/
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Neuberger Berman Short Duration High Income Fund,
as a Lender

By:	/S/
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Neuberger Berman CLO XX Ltd.,
as a Lender
By: Neuberger Berman Investment Advisers LLC,
as Collateral Manager

By:	/S/
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Neuberger Berman CLO XIX, Ltd,
as a Lender
By: Neuberger Berman Investment Advisers LLC,
as Manager

By:	/S/
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Neuberger Berman CLO XVII, Ltd.,
as a Lender
By Neuberger Berman Investment Advisers LLC
as collateral manager

By:	/S/
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Neuberger Berman CLO XVI, Ltd.,
as a Lender
By Neuberger Berman Investment Advisers LLC
as collateral manager

By:	/S/
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Neuberger Berman CLO XV, Ltd.,
as a Lender
By: Neuberger Berman Investment Advisers LLC
as collateral manager

By:	/S/
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Neuberger Berman Senior Floating Rate Income Fund LLC,
as a Lender

By:	/S/
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

NEUBERGER BERMAN US STRATEGIC INCOME FUND,
as a Lender

By:	/S/
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Neuberger Berman CLO XXI, LTD,
as a Lender
By: Neuberger Berman Investment Advisers LLC
as its Collateral Manager

By:	/S/
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Neuberger Berman CLO XVIII, Ltd.,
as a Lender
By Neuberger Berman Investment Advisers LLC
as collateral manager

By:	/S/
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

NJP Bank Loan Fund 2015 A Series Trust of Multi Manager Global Investment Trust,
as a Lender

By:	/S/
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Water and Power Employees’ Retirement, Disability, and Death Benefit Insurance Plan,
as a Lender,

By:	/S/
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

SunAmerica Income Funds – SunAmerica Flexible Credit Fund,
as a Lender

By:	/S/
Name: Kyle Jennings
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Dunham Floating Rate Bond Fund,
as a Lender

By:	/S/
Name: Kyle Jennings
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Virtus Senior Floating Rate Fund,
as a Lender

By:	/S/
Name: Kyle Jennings
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Virtus Multi-Sector Short Term Bond Fund,
as a Lender

By:	/S/
Name: Kyle Jennings
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Flatiron CLO 2013-1 Ltd.
By:	New York Life Investment Management LLC,
as Collateral Manager and Attorney-In-Fact

By:	/S/
Name: Alex Baumberger
Title: Senior Director

[Signature Page to Second Amendment]

Flatiron CLO 2011-1 Ltd.
By:	New York Life Investment Management LLC,
as Collateral Manager and Attorney-In-Fact

By:	/S/
Name: Alex Baumberger
Title: Senior Director

[Signature Page to Second Amendment]

MainStay Floating Rate Fund,
a series of MainStay Funds Trust
By:	NYL Investors LLC,
its Subadvisor

By:	/S/
Name: Alex Baumberger
Title: Senior Director

[Signature Page to Second Amendment]

MainStay VP Floating Rate Portfolio,
a series of MainStay VP Funds Trust
By:	NYL Investors LLC,
its Subadvisor

By:	/S/
Name: Alex Baumberger
Title: Senior Director

[Signature Page to Second Amendment]

New York Life Insurance Company

By:	/S/
Name: Alex Baumberger
Title: Corporate Vice President

[Signature Page to Second Amendment]

New York Life Insurance and Annuity Corporation
By:	NYL Investors LLC,
its Investment Manager

By:	/S/
Name: Alex Baumberger
Title: Senior Director

[Signature Page to Second Amendment]

Flatiron CLO 2015-1 Ltd.
By:	NYL Investors LLC,
as Collateral Manager and Attorney-In-Fact

By:	/S/
Name: Alex Baumberger
Title: Senior Director

[Signature Page to Second Amendment]

Flatiron CLO 2007-1 Ltd.
By:	New York Life Investment Management LLC,
as Collateral Manager and Attorney-In-Fact

By:	/S/
Name: Alex Baumberger
Title: Senior Director

[Signature Page to Second Amendment]

Flatiron CLO 2014-1 Ltd.
By:	NYL Investors LLC, as Collateral Manager and
Attorney-In-Fact

By:	/S/
Name: Alex Baumberger
Title: Senior Director

[Signature Page to Second Amendment]

Flatiron CLO 2012-1 Ltd.
By:	New York Life Investment Management LLC,
as Collateral Manager and Attorney-In-Fact

By:	/S/
Name: Alex Baumberger
Title: Senior Director

[Signature Page to Second Amendment]

Silverado CLO 2006-II Limited
By:	New York Life Investment Management LLC,
as Portfolio Manager and Attorney-In-Fact

By:	/S/
Name: Alex Baumberger
Title: Senior Director

[Signature Page to Second Amendment]

ABBEY FUNDING ULC,
as a Lender

By:	/S/
Name: IRFAN AHMED
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

OHA CREDIT PARTNERS VI, LTD.,
as a Lender
By:	Oak Hill Advisors, L.P. As its portfolio manager

By:	/S/
Name: Glenn August
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

OHA CREDIT PARTNERS X, LTD.,
as a Lender
By: Oak Hill Advisors, L.P.
as Portfolio Manager

By:	/S/
Name: Glenn August
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

OHA CREDIT PARTNERS VII, LTD.,
as a Lender
By: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/S/
Name: Glenn August
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Oregon Public Employees Retirement Fund,
as a Lender
By: Oak Hill Advisors, L.P., as Investment Manager

By:	/S/
Name: Glenn August
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

OHA Credit Partners XI, LTD.,
as a Lender
By: Oak Hill Advisors, L.P.
As Warehouse Portfolio Manager

By:	/S/
Name: Glenn August
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

OHA CREDIT PARTNERS XII, LTD.,
as a Lender
By: Oak Hill Advisors, L.P.
as Portfolio Manager

By:	/S/
Name: Glenn August
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

OHA DENMARK CUSTOMIZED CREDIT
FUND, L.P.,
as a Lender
By: OHA Denmark Customized Credit GenPar,
LLC
Its General Partner
By: OHA Denmark Customized Credit MGP, LLC
Its Managing Member

By:	/S/
Name: Glenn August
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

OHA LOAN FUNDING 2013-1, LTD.,
as a Lender
By: Oak Hill Advisors, L.P.
as Portfolio Manager

By:	/S/
Name: Glenn August
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

OHA LOAN FUNDING 2014-1, LLC,
as a Lender
By: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/S/
Name: Glenn August
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

OHA LOAN FUNDING 2015-1, LTD.,
as a Lender
By: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/S/
Name: Glenn August
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

OHA LOAN FUNDING 2013-2, LTD.,
as a Lender
By: Oak Hill Advisors, L.P.
As Portfolio Manager

By:	/S/
Name: Glenn August
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

OHA S.C.A., SICAV-SIF,
as a Lender
represented by OHA Management (Luxembourg)
S.Ã r.l.,
in its capacity of General Partner

By:	/S/
Name: Glenn August
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

UNISUPER,
as a Lender
By: Oak Hill Advisors, L.P.
as its Manager

By:	/S/
Name: Glenn August
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

OHA LOAN FUNDING 2012-1, LTD.,
as a Lender
By: Oak Hill Advisors, L.P.
As Portfolio Manager

By:	/S/
Name: Glenn August
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

OHA CREDIT PARTNERS IX, LTD.,
as a Lender
By: Oak Hill Advisors, L.P.
as Portfolio Manager

By:	/S/
Name: Glenn August
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity), as a Lender
By: Octagon Credit Investors, LLC
as Portfolio Manager

By:	/S/
Name: Margaret Harvey
Title: Managing Director of Portfolio Administration

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Hamlet II, Ltd.,
as a Lender
By: Octagon Credit Investors, LLC
as Portfolio Manager

By:	/S/
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Octagon Investment Partners XXIII, Ltd.,
as a Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/S/
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Octagon Investment Partners 24, Ltd.,
as a Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/S/
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Octagon Investment Partners XXII, Ltd,
as a Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/S/
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Octagon Investment Partners XX, Ltd.,
as a Lender
By: Octagon Credit Investors, LLC
as Portfolio Manager

By:	/S/
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Octagon Loan Funding, Ltd.,
as a Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/S/
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Octagon Investment Partners X, Ltd.,
as a Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/S/
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Octagon Investment Partners XI, Ltd.,
as a Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/S/
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Octagon Investment Partners XIV, Ltd.,
as a Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/S/
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Octagon Investment Partners XIX, Ltd.,
as a Lender
By: Octagon Credit Investors, LLC
as collateral manager

By:	/S/
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Octagon Investment Partners XVIII, Ltd.,
as a Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/S/
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Octagon Investment Partners XV, Ltd.,
as a Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/S/
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Octagon Investment Partners XVII, Ltd.,
as a Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/S/
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Octagon Investment Partners XVI, Ltd.,
as a Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/S/
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

OCP CLO 2014-6, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

___________________________________________,
as a Lender,

By:	/S/
Name: Paul Travers
Title: Portfolio Manager

[Signature Page to Second Amendment]

OCP Partners, LP
By: Onex Credit Partners, LLC, its investment manager

___________________________________________,
as a Lender,

By:	/S/
Name: Paul Travers
Title: Portfolio Manager

[Signature Page to Second Amendment]

Onex Senior Floating Income Fund, L.P.
By: Onex Credit Partners, LLC, its investment manager

___________________________________________,
as a Lender,

By:	/S/
Name: Paul Travers
Title: Portfolio Manager

[Signature Page to Second Amendment]

IDEO,
as a Lender

By:	/S/
Name: IRFAN AHMED
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

OCP CLO 2012-2, Ltd.
By: Onex Credit Partners, LLC, as Collateral Manager

___________________________________________,
as a Lender,

By:	/S/
Name: Paul Travers
Title: Portfolio Manager

[Signature Page to Second Amendment]

OCP CLO 2013-3, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

___________________________________________,
as a Lender,

By:	/S/
Name: Paul Travers
Title: Portfolio Manager

[Signature Page to Second Amendment]

OCP CLO 2013-4, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

___________________________________________,
as a Lender,

By:	/S/
Name: Paul Travers
Title: Portfolio Manager

[Signature Page to Second Amendment]

OCP CLO 2015-10, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

___________________________________________,
as a Lender,

By:	/S/
Name: Paul Travers
Title: Portfolio Manager

[Signature Page to Second Amendment]

Onex Senior Credit Fund, L.P.
By: Onex Credit Partners, LLC, its investment manager

___________________________________________,
as a Lender,

By:	/S/
Name: Paul Travers
Title: Portfolio Manager

[Signature Page to Second Amendment]

Onex Senior Credit II, LP
By: Onex Credit Partners, LLC, its investment manager

___________________________________________,
as a Lender,

By:	/S/
Name: Paul Travers
Title: Portfolio Manager

[Signature Page to Second Amendment]

OCP CLO 2014-5, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

___________________________________________,
as a Lender,

By:	/S/
Name: Paul Travers
Title: Portfolio Manager

[Signature Page to Second Amendment]

OCP CLO 2015-9, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

___________________________________________,
as a Lender,

By:	/S/
Name: Paul Travers
Title: Portfolio Manager

[Signature Page to Second Amendment]

ARCHES FUNDING ULC,
as a Lender

By:	/S/
Name: IRFAN AHMED
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Park Avenue Institutional Advisors CLO Ltd
2016-1,
as a Lender,

By:	/S/
Name: Kevin Booth
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

PIMCO Funds: PIMCO Floating Income Fund,
as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/S/
Name: Arthur Y.D. Ong
Title: Executive Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

IBM 401(k) Plus Plan Trust,
as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/S/
Name: Arthur Y.D. Ong
Title: Executive Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

PIMCO Funds: PIMCO Senior Floating Rate Fund,
as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/S/
Name: Arthur Y.D. Ong
Title: Executive Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

PIMCO Cayman Trust: PIMCO Cayman Bank Loan Fund,
as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/S/
Name: Arthur Y.D. Ong
Title: Executive Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

PIMCO Funds: PIMCO Diversified Income Fund,
as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/S/
Name: Arthur Y.D. Ong
Title: Executive Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

PIMCO Funds Global Investors Series plc: Diversified Income Fund,
as a Lender
By: Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/S/
Name: Arthur Y.D. Ong
Title: Executive Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

A Series Trust of Multi Manager Global Investment Trust — PIMCO Cayman Bank Loan Libor Plus Fund JPY Hedge, as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/S/
Name: Arthur Y.D. Ong
Title: Executive Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Aware Integrated, Inc.,
as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/S/
Name: Arthur Y.D. Ong
Title: Executive Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Blue Cross Blue Shield of Minnesota,
as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/S/
Name: Arthur Y.D. Ong
Title: Executive Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

PIMCO Bermuda Trust II: PIMCO Bermuda Bank Loan Fund (M),
as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/S/
Name: Arthur Y.D. Ong
Title: Executive Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

PIMCO Funds Ireland plc: PIMCO Senior Loan Fund,
as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/S/
Name: Arthur Y.D. Ong
Title: Executive Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

PIMCO Cayman Bank Loan LIBOR Plus Fund JPY Hedge Series 2 A Series Trust of Multi Manager Global Investment Trust,
as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/S/
Name: Arthur Y.D. Ong
Title: Executive Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Regence Bluecross Blueshield of Utah,
as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/S/
Name: Arthur Y.D. Ong
Title: Executive Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Regence Bluecross Blueshield of Oregon,
as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/S/
Name: Arthur Y.D. Ong
Title: Executive Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Regence Blueshield,
as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/S/
Name: Arthur Y.D. Ong
Title: Executive Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Regence Blueshield of Idaho,
as a Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/S/
Name: Arthur Y.D. Ong
Title: Executive Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Texas Children’s Hospital Foundation,
as a Lender
By: Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/S/
Name: Arthur Y.D. Ong
Title: Executive Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Fire and Police Pension Fund, San Antonio,
as a Lender
By: PineBridge Investments LLC Its Investment Manager

By:	/S/
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Galaxy XI CLO, Ltd.,
as a Lender
By: PineBridge Investments LLC As Collateral Manager

By:	/S/
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

PineBridge Senior Secured Loan Fund Ltd.,
as a Lender
By: PineBridge Investments LLC Its Investment Manager

By:	/S/
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Galaxy XV CLO, Ltd.,
as a Lender
By: PineBridge Investments LLC
As Collateral Manager

By:	/S/
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Galaxy XIV CLO, Ltd.,
as a Lender
By: PineBridge Investments LLC, as Collateral Manager

By:	/S/
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Galaxy XVI CLO, Ltd.,
as a Lender
By: Pinebridge Investments LLC
As Collateral Manager

By:	/S/
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Galaxy XVIII CLO, Ltd.,
as a Lender
By: PineBridge Investments LLC, as Collateral Manager

By:	/S/
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Saturn CLO, Ltd.,
as a Lender
By: PineBridge Investments LLC Its Collateral Manager

By:	/S/
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust, as a Lender,

By:	/S/
PPM America, Inc., as sub-adviser
Name: David C. Wagner
Title: Managing Director

[Signature Page to Second Amendment]

Eastspring Investments US Bank Loan Special
Asset Mother Investment Trust [Loan Claim],
as a Lender,

By:	/S/
PPM America, Inc., as Delegated Manager
Name: David C. Wagner
Title: Managing Director

[Signature Page to Second Amendment]

Benefit Street Partners CLO V, Ltd.,
as a Lender

By:	/S/
Name: Todd Marsh
Title: Authorized Signer

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Benefit Street Partners CLO VII, Ltd.,
as a Lender

By:	/S/
Name: Todd Marsh
Title: Senior Operations Associate

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Benefit Street Partners CLO I, Ltd.,
as a Lender

By:	/S/
Name: Todd Marsh
Title: Authorized Signer

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Benefit Street Partners CLO IV, Ltd.,
as a Lender

By:	/S/
Name: Todd Marsh
Title: Authorized Signer

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Benefit Street Partners CLO VI, Ltd.,
as a Lender

By:	/S/
Name: Todd Marsh
Title: Authorized Signer

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Benefit Street Partners CLO VIII, Ltd.,
as a Lender

By:	/S/
Name: Todd Marsh
Title: Senior Operations Associate

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Benefit Street Partners CLO III, Ltd.,
as a Lender

By:	/S/
Name: Todd Marsh
Title: Authorized Signer

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Benefit Street Partners CLO II, Ltd.,
as a Lender

By:	/S/
Name: Todd Marsh
Title: Authorized Signer

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Dryden XXII Senior Loan Fund,
as a Lender
By: PGIM, Inc.,
as Collateral Manager

By:	/S/
Name: Joseph Lemanowicz
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Prudential Investment Portfolios, Inc. 14 -
Prudential Floating Rate Income Fund,
as a Lender
By: PGIM, Inc.,
as Investment Advisor

By:	/S/
Name: Joseph Lemanowicz
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Dryden XXVI Senior Loan Fund,
as a Lender
By: PGIM, Inc.,
as Collateral Manager

By:	/S/
Name: Joseph Lemanowicz
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Prudential Bank Loan Fund of the Prudential
Trust Company Collective Trust,
as a Lender
By: PGIM, Inc.,
as Investment Advisor

By:	/S/
Name: Joseph Lemanowicz
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Dryden XXIII Senior Loan Fund,
as a Lender
By: PGIM, Inc.,
as Collateral Manager

By:	/S/
Name: Joseph Lemanowicz
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Dryden 30 Senior Loan Fund,
as a Lender
By: PGIM, Inc.,
as Collateral Manager

By:	/S/
Name: Joseph Lemanowicz
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Dryden 33 Senior Loan Fund,
as a Lender
By: PGIM, Inc.,
as Collateral Manager

By:	/S/
Name: Joseph Lemanowicz
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Dryden 34 Senior Loan Fund,
as a Lender
By: PGIM, Inc.,
as Collateral Manager

By:	/S/
Name: Joseph Lemanowicz
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Dryden 36 Senior Loan Fund,
as a Lender
By: PGIM, Inc.,
as Collateral Manager

By:	/S/
Name: Joseph Lemanowicz
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Dryden 37 Senior Loan Fund,
as a Lender
By: PGIM, Inc.,
as Collateral Manager

By:	/S/
Name: Joseph Lemanowicz
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Dryden 38 Senior Loan Fund,
as a Lender
By: PGIM, Inc.,
as Collateral Manager

By:	/S/
Name: Joseph Lemanowicz
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Dryden 40 Senior Loan Fund,
as a Lender
By: PGIM, Inc.,
as Collateral Manager

By:	/S/
Name: Joseph Lemanowicz
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Dryden 41 Senior Loan Fund,
as a Lender
By: PGIM, Inc.,
as Collateral Manager

By:	/S/
Name: Joseph Lemanowicz
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Dryden XXIV Senior Loan Fund,
as a Lender
By: PGIM, Inc.,
as Collateral Manager

By:	/S/
Name: Joseph Lemanowicz
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Dryden XXV Senior Loan Fund,
as a Lender
By: PGIM, Inc.,
as Collateral Manager

By:	/S/
Name: Joseph Lemanowicz
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Dryden XXVIII Senior Loan Fund,
as a Lender
By: PGIM, Inc.,
as Collateral Manager

By:	/S/
Name: Joseph Lemanowicz
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

PUTNAM FLOATING RATE INCOME FUND

By:	/S/
Name: Beth Mazor
Title: V.P.

[Signature Page to Second Amendment]

PUTNAM FUNDS TRUST,
on behalf of its series, PUTNAM ABSOLUTE
RETURN 500 FUND
by Pulnam Investment Management, LLC

By:	/S/
Name: Suzanne Deshaies
Title: VP

[Signature Page to Second Amendment]

Four Points Multi-Strategy Master Fund, Inc.
as a Lender,

By: SHENKMAN CAPITAL MANAGEMENT,
INC., as Investment Manager for the Loan Account

By:	/S/
Name: Justin Slatky
Title: Executive Vice President

[Signature Page to Second Amendment]

Highmark Inc.
as a Lender,

By: SHENKMAN CAPITAL MANAGEMENT,
INC., as Investment Manager

By:	/S/
Name: Justin Slatky
Title: Executive Vice President

[Signature Page to Second Amendment]

Credos Floating Rate Fund LP
as a Lender,

By: SHENKMAN CAPITAL MANAGEMENT,
INC., as General Partner

By:	/S/
Name: Justin Slatky
Title: Executive Vice President

[Signature Page to Second Amendment]

Health Employees Superannuation Trust Australia as a Lender,

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/S/
Name: Justin Slatky
Title: Executive Vice President

[Signature Page to Second Amendment]

Slater Mill Loan Fund, LP
as a Lender,

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Collateral Manager

By:	/S/
Name: Justin Slatky
Title: Executive Vice President

[Signature Page to Second Amendment]

Trustmark Insurance Company
as a Lender,

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Advisor

By:	/S/
Name: Justin Slatky
Title: Executive Vice President

[Signature Page to Second Amendment]

WM Pool — Fixed Interest Trust No. 7
as a Lender,

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/S/
Name: Justin Slatky
Title: Executive Vice President

[Signature Page to Second Amendment]

Texas PrePaid Higher Education Tuition Board
as a Lender,

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Adviser

By:	/S/
Name: Justin Slatky
Title: Executive Vice President

[Signature Page to Second Amendment]

Jefferson Mill CLO, Ltd.
as a Lender,

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Collateral Manager

By:	/S/
Name: Justin Slatky
Title: Executive Vice President

[Signature Page to Second Amendment]

Shenkman Short Duration High Income Fund
as a Lender,

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/S/
Name: Justin Slatky
Title: Executive Vice President

[Signature Page to Second Amendment]

Brookside Mill CLO Ltd.
as a Lender,

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Collateral Manager

By:	/S/
Name: Justin Slatky
Title: Executive Vice President

[Signature Page to Second Amendment]

Shenkman Floating Rate High Income Fund
as a Lender,

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Collateral Manager

By:	/S/
Name: Justin Slatky
Title: Executive Vice President

[Signature Page to Second Amendment]

Cervantes Portfolio, LLC
as a Lender,

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/S/
Name: Justin Slatky
Title: Executive Vice President

[Signature Page to Second Amendment]

Associated Electric & Gas Insurance Services Limited
as a Lender,

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/S/
Name: Justin Slatky
Title: Executive Vice President

[Signature Page to Second Amendment]

Electronic Data Systems 1994 Pension Scheme
as a Lender,

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/S/
Name: Justin Slatky
Title: Executive Vice President

[Signature Page to Second Amendment]

Electronic Data Systems Retirement Plan
as a Lender,

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/S/
Name: Justin Slatky
Title: Executive Vice President

[Signature Page to Second Amendment]

Jackson Mill CLO Ltd.
as a Lender,

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Collateral Manager

By:	/S/
Name: Justin Slatky
Title: Executive Vice President

[Signature Page to Second Amendment]

Providence Health & Services Investment Trust (Bank Loans Portfolio)
as a Lender,

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/S/
Name: Justin Slatky
Title: Executive Vice President

[Signature Page to Second Amendment]

Virginia College Savings Plan,
as a Lender,

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager,

By:	/S/
Name: Justin Slatky
Title: Executive Vice President

[Signature Page to Second Amendment]

Sound Point CLO II, Ltd,
as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/S/
Name: Misha Shah
Title: CLO Operations Associate

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Nuveen Credit Strategies Income Fund,
as a Lender
By: Symphony Asset Management LLC

By:	/S/
Name: Scott Caraher
Title: Portfolio Manager

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Symphony CLO IX, Limited Partnership,
as a Lender
By: Symphony Asset Management LLC

By:	/S/
Name: Scott Caraher
Title: Portfolio Manager

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Symphony CLO VIII, Limited Partnership,
as a Lender
By: Symphony Asset Management LLC

By:	/S/
Name: Scott Caraher
Title: Portfolio Manager

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

ACE American Insurance Company,
as a Lender
By: T. Rowe Price Associates, Inc. as investment
advisor

By:	/S/
Name: Brian Burns
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

T. Rowe Price Floating Rate Fund, Inc.,
as a Lender

By:	/S/
Name: Brian Burns
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

FIGUEROA CLO 2013-2, LTD,
as a Lender
By: TCW Asset Management Company as Investment Manager

By:	/S/
Name: Nora Olan
Title: Senior Vice President

If two signatures required:

By:	/S/
Name: Bibi Khan
Title: Managing Director

[Signature Page to Second Amendment]

Metropolitan West Floating Rate Income Fund,
as a Lender
By: Metropolitan West Asset Management as Investment Manager

By:	/S/
Name: Nora Olan
Title: Senior Vice President

If two signatures required:

By:	/S/
Name: Bibi Khan
Title: Managing Director

[Signature Page to Second Amendment]

Figueroa CLO 2014-1, Ltd.,
as a Lender
By : TCW Asset Management Company as Investment Manager

By:	/S/
Name: Nora Olan
Title: Senior Vice President

If two signatures required:

By:	/S/
Name: Bibi Khan
Title: Managing Director

[Signature Page to Second Amendment]

Figueroa CLO 2013-1, Ltd.,
as a Lender
By: TCW Asset Management Company as Investment Manager

By:	/S/
Name: Nora Olan
Title: Senior Vice President

If two signatures required:

By:	/S/
Name: Bibi Khan
Title: Managing Director

[Signature Page to Second Amendment]

THL Credit Wind River 2012-1 CLO Ltd.,
as a Lender
By: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/S/
Name: James R. Fellows
Title: Managing Director/Co-Head

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

THL Credit Wind River 2014-1 CLO Ltd,
as a Lender
By THL Credit Advisors LLC,
as Investment Manager

By:	/S/
Name: James R. Fellows
Title: Managing Director/Co-Head

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Doral CLO III Ltd.,
as a Lender

By:	/S/
Name: Gibran Mahmud
Title: Chief Investment Officer

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Voya CLO 2014-2, Ltd.
By: Voya Alternative Asset Management LLC,
as its investment manager

Voya CLO 2015-3, Ltd.
By: Voya Alternative Asset Management LLC,
as its investment manager

Voya CLO 2016-1, Ltd.
By: Voya Alternative Asset Management LLC,
as its investment manager

Axis Specialty Limited
By: Voya Investment Management Co. LLC,
as its investment manager

Aston Hill Voya Floating Rate Income Fund
By: Voya Investment Management Co. LLC,
as its portfolio advisor

Voya Credit Opportunities Master Fund
By: Voya Alternative Asset Management LLC,
as its investment manager

IBM Personal Pension Plan Trust
By: Voya Investment Management Co. LLC,
as its investment manager

Voya Investment Trust Co. Plan for Common Trust Funds – Voya Senior Loan Common Trust Fund
By: Voya Investment Trust Co. as its trustee

Voya Investment Trust Co. Plan for Employee Benefit Investment Funds – Voya Senior Loan Trust Fund
By: Voya Investment Trust Co. as its trustee

[Signature Page to Second Amendment]

Voya Floating Rate Fund
By: Voya Investment Management Co. LLC,
as its investment manager

Voya Prime Rate Trust
By: Voya Investment Management Co. LLC,
as its investment manager

Voya Senior income Fund
By: Voya Investment Management Co. LLC,
as its investment manager

NN (L) Flex – Senior Loans
By: Voya Investment Management Co. LLC,
as its investment manager

NN (L) Flex – Senior Loans Select
By: Voya Investment Management Co. LLC,
as its investment manager

Voya CLO 2012-3, Ltd.
By: Voya Alternative Asset Management LLC,
as its investment manager

Voya CLO 2012-4, Ltd.
By: Voya Alternative Asset Management LLC,
as its investment manager

Voya CLO 2013-1, Ltd.
By: Voya Alternative Asset Management LLC,
as its investment manager

Voya CLO 2013-2, Ltd.
By: Voya Alternative Asset Management LLC,
as its investment manager

Voya CLO 2013-3, Ltd.
By: Voya Alternative Asset Management LLC,
as its investment manager

[Signature Page to Second Amendment]

Voya CLO 2014-1, Ltd.
By: Voya Alternative Asset Management LLC,
as its investment manager

Voya CLO 2012-2, Ltd.
By: Voya Alternative Asset Management LLC,
as its investment manager

Medtronic Holding Switzerland GMBH
By: Voya Investment Management Co. LLC,
as its investment manager

New Mexico State Investment Council
By: Voya Investment Management Co. LLC,
as its investment manager

Voya Strategic Income Opportunities Fund
By: Voya Investment Management Co. LLC,
as its investment manager

California Public Employees’ Retirement System
By: Voya Investment Management Co. LLC,
as its investment manager

BayernInvest Alternative Loan-Funds
By: Voya Investment Management Co. LLC,
as its investment manager

Schlumberger Group Trust
By: Voya Investment Management Co. LLC,
as its investment manager

as a Lender,

By:	/S/
Name: Robert Wilson
Title: Senior Vice President

[Signature Page to Second Amendment]

John Hancock Fund II Floating Rate Income Fund,
as a Lender
By: Western Asset Management Company as Investment Manager and Agent

By:	/S/
Name: Ben Kattan
Title: Security Operations Specialist

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Bill & Melinda Gates Foundation Trust,
as a Lender

By:	/S/
Name: Ben Kattan
Title: Security Operations Specialist

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Employees’ Retirement System of the State of Rhode Island,
as a Lender
By: Western Asset Management Company as Investment Manager and Agent

By:	/S/
Name: Ben Kattan
Title: Security Operations Specialist

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Pacific Select Fund – Diversified Bond Portfolio, as a Lender
By: Western Asset Management Company as Investment Manager and Agent

By:	/S/
Name: Ben Kattan
Title: Security Operations Specialist

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Symphony CLO X, Ltd,
as a Lender
By: Symphony Asset Management LLC

By:	/S/
Name: Scott Caraher
Title: Portfolio Manager

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Symphony CLO XIV, Ltd,
as a Lender
By: Symphony Asset Management LLC

By:	/S/
Name: Scott Caraher
Title: Portfolio Manager

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

SCOF-2 LTD.,
as a Lender
By: Symphony Asset Management LLC

By:	/S/
Name: Scott Caraher
Title: Portfolio Manager

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Symphony CLO XV, Ltd,
as a Lender
By: Symphony Asset Management LLC

By:	/S/
Name: Scott Caraher
Title: Portfolio Manager

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Symphony CLO II, LTD.,
as a Lender
By: Symphony Asset Management LLC

By:	/S/
Name: Scott Caraher
Title: Portfolio Manager

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Symphony CLO V, LTD.,
as a Lender
By: Symphony Asset Management LLC

By:	/S/
Name: Scott Caraher
Title: Portfolio Manager

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Nuveen Short Duration Credit Opportunities Fund,
as a Lender
By: Symphony Asset Management LLC

By:	/S/
Name: Scott Caraher
Title: Portfolio Manager

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Symphony CLO XI, Limited Partnership,
as a Lender
By: Symphony Asset Management LLC

By:	/S/
Name: Scott Caraher
Title: Portfolio Manager

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Nuveen Floating Rate Income Opportunity Fund,
as a Lender
By: Symphony Asset Management LLC

By:	/S/
Name: Scott Caraher
Title: Portfolio Manager

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Nuveen Floating Rate Income Fund,
as a Lender
By: Symphony Asset Management LLC

By:	/S/
Name: Scott Caraher
Title: Portfolio Manager

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Nuveen Senior Income Fund,
as a Lender
By: Symphony Asset Management LLC

By:	/S/
Name: Scott Caraher
Title: Portfolio Manager

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

SSF Trust,
as a Lender
By: Symphony Asset Management LLC

By:	/S/
Name: Scott Caraher
Title: Portfolio Manager

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Lucent Technologies Inc. Master Pension Trust, as a Lender
By: T. Rowe Price Associates, Inc. as investment advisor

By:	/S/
Name: Brian Burns
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

T. Rowe Price Floating Rate Multi-Sector Account
Portfolio,
as a Lender

By:	/S/
Name: Brian Burns
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Board of Pensions of the Evangelical Lutheran
Church in America,
as a Lender
By: T. Rowe Price Associates, Inc. as investment advisor

By:	/S/
Name: Brian Burns
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

John Hancock Funds II – Spectrum Income Fund,
as a Lender
By: T. Rowe Price Associates, Inc. as investment sub-advisor

By:	/S/
Name: Brian Burns
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

T. Rowe Price Institutional Floating Rate Fund,
as a Lender

By:	/S/
Name: Brian Burns
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

T. Rowe Price Funds Series II SICAV – Credit
Opportunities,
as a Lender

By:	/S/
Name: Brian Burns
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

SEI Institutional Managed Trust’s Core Fixed
Income,
as a Lender
By : Western Asset Management Company
as Investment Manager and Agent

By:	/S/
Name: Ben Kattan
Title: Security Operations Specialist

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Western Asset U.S. Bank Loan (Offshore) Fund,
as a Lender

By:	/S/
Name: Ben Kattan
Title: Security Operations Specialist

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

California State Teachers’ Retirement System,
as a Lender
By: Western Asset Management Company as
Investment Manager and Agent

By:	/S/
Name: Ben Kattan
Title: Security Operations Specialist

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

LMP Corporate Loan Fund, Inc,
as a Lender
By: Western Asset Management Company as
Investment Manager and Agent

By:	/S/
Name: Ben Kattan
Title: Security Operations Specialist

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Allegheny Technologies Incorporated Master
Pension Trust,
as a Lender
By: Western Asset Management Company as
Investment Manager and Agent

By:	/S/
Name: Ben Kattan
Title: Security Operations Specialist

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Emerson Electric Co. Retirement Master Trust,
as a Lender

By:	/S/
Name: Ben Kattan
Title: Security Operations Specialist

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Ford Motor Company Defined Benefit Master
Trust,
as a Lender
By: Western Asset Management Company as
Investment Manager and Agent

By:	/S/
Name: Ben Kattan
Title: Security Operations Specialist

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Indiana University,
as a Lender

By:	/S/
Name: Ben Kattan
Title: Security Operations Specialist

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

MassMutual Select Strategic Bond Fund,
as a Lender
By: Western Asset Management Company as
Investment Manager and Agent

By:	/S/
Name: Ben Kattan
Title: Security Operations Specialist

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Metropolitan Life Insurance Company,
as a Lender

By:	/S/
Name: Ben Kattan
Title: Security Operations Specialist

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Mountain Hawk II CLO, LTD.,
as a Lender

By:	/S/
Name: Ben Kattan
Title: Security Operations Specialist

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Mountain Hawk III CLO, Ltd,
as a Lender

By:	/S/
Name: Ben Kattan
Title: Security Operations Specialist

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Western Asset Funds, Inc. – Western Asset Core
Plus Bond Portfolio,
as a Lender
By : Western Asset Management Company as
Investment Manager and Agent

By:	/S/
Name: Ben Kattan
Title: Security Operations Specialist

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Western Asset Bank Loan (Multi-Currency) Master
Fund,
as a Lender
By: Western Asset Management Company as
Investment Manager and Agent

By:	/S/
Name: Ben Kattan
Title: Security Operations Specialist

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Mountain Hawk I CLO, LTD.,
as a Lender
By: Western Asset Management Company as
Investment Manager and Agent

By:	/S/
Name: Ben Kattan
Title: Security Operations Specialist

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

MT. WILSON CLO II, LTD,
as a Lender
By: Western Asset Management Company as
Investment Manager and Agent

By:	/S/
Name: Ben Kattan
Title: Security Operations Specialist

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Western Asset Floating Rate High Income Fund,
LLC,
as a Lender
By: Western Asset Management Company as
Investment Manager and Agent

By:	/S/
Name: Ben Kattan
Title: Security Operations Specialist

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Advanced Series Trust – AST Western Asset Core
Plus Bond Portfolio,
as a Lender
By: Western Asset Management Company as
Investment Manager and Agent

By:	/S/
Name: Ben Kattan
Title: Security Operations Specialist

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

MultiMix Wholesale Diversified Fixed Interest
Trust,
as a Lender
By: Western Asset Management Company as
Investment Manager and Agent

By:	/S/
Name: Ben Kattan
Title: Security Operations Specialist

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

The Hartford Floating Rate High Income Fund,
as a Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/S/
Name: Jessica Gravel
Title: Analyst

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Hartford Total Return Bond HLS Fund,
as a Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/S/
Name: Jessica Gravel
Title: Analyst

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

The Hartford Total Return Bond Fund,
as a Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/S/
Name: Jessica Gravel
Title: Analyst

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Safety Insurance Company,
as a Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/S/
Name: Jessica Gravel
Title: Analyst

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

SunAmerica Senior Floating Rate Fund, Inc.,
as a Lender
By: Wellington Management Company, LLP as its
Investment Advisor

By:	/S/
Name: Jessica Gravel
Title: Analyst

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Wellington Trust Company, National Association
Multiple Common Trust Funds Trust, Core Bond
Plus/High Yield Bond Portfolio,
as a Lender
By: Wellington Management Company, LLP as its
Investment Advisor

By:	/S/
Name: Jessica Gravel
Title: Analyst

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Wellington Trust Company, National Association
Multiple Collective Investment Funds Trust II,
Core Bond Plus/High Yield Bond Portfolio,
as a Lender
By: Wellington Management Company, LLP as its
Investment Advisor

By:	/S/
Name: Jessica Gravel
Title: Analyst

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

The Hartford Floating Rate Fund,
as a Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/S/
Name: Jessica Gravel
Title: Analyst

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

The Hartford Short Duration Fund,
as a Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/S/
Name: Jessica Gravel
Title: Analyst

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Metropolitan Series Fund WMC Balanced
Portfolio,
as a Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/S/
Name: Jessica Gravel
Title: Analyst

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

UAW RETIREE MEDICAL BENEFITS TRUST,
as a Lender
By: State Street Bank and Trust Company, as
Trustee

By:	/S/
Name: Teri Carroll
Title: VP

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Wellington Multi-Sector Credit Fund,
as a Lender
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/S/
Name: Jessica Gravel
Title: Analyst

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

Wellington Trust Company, National Association
Multiple Common Trust Funds Trust-
Opportunistic Fixed Income Allocation Portfolio,
as a Lender
By: Wellington Management Company, LLP as its
Investment Advisor

By:	/S/
Name: Jessica Gravel
Title: Analyst

If two signatures required:

By:
Name:
Title:

[Signature Page to Second Amendment]

York CLO 2 Limited,
as a Lender,

By:	/S/
Name: Rizwan Akhter
Title: Authorized Signatory

[Signature Page to Second Amendment]

York CLO 1 Limited,
as a Lender,

By:	/S/
Name: Rizwan Akhter
Title: Authorized Signatory

[Signature Page to Second Amendment]

[Z CAPITAL CREDIT PARTNERS CLO
2015-1 LTD], as a Lender

By:	/S/

By: Z Capital CLO Management L.L.C, its
Portfolio Manager
By: Z Capital Group, L.L.C., its Managing Member
By: James J. Zenni, Jr., its President and CEO

If two signatures required;

By:
Name:
Title:

[Signature Page to Second Amendment]

Acknowledged:

DEUTSCHE BANK AG CAYMAN ISLANDS
BRANCH, as the Administrative Agent

By:	/S/
Name: Mary Kay Coyle
Title: Managing Director

By:	/S/
Name: Anca Trifan
Title: Managing Director

[Signature Page to Second Amendment]

Schedule 1

Specified Fertitta Subsidiaries

1.	FE Landco Management LLC, a Delaware limited liability company
2.	FE Transportation LLC, a New York limited liability company
3.	FE JV Tejon Holdco LLC, a Delaware limited liability company
4.	FE GVR Management LLC, a Delaware limited liability company
5.	FE Opco Management LLC, a Delaware limited liability company
6.	FE Propco Management LLC, a Delaware limited liability company
7.	FE Interactive Investor LLC, a Delaware limited liability company
8.	FE Special Investor LLC, a Delaware limited liability company
9.	FE JV Holdco LLC, a Delaware limited liability company
10.	FE Aviation LLC, a Delaware limited liability company
11.	FE Aviation I LLC, a Delaware limited liability company

Schedule 1

Exhibit A

Amendments to Credit Agreement

[attached]

Exhibit A

COMPOSITE COPY REFLECTING SECOND AMENDMENT

CREDIT AGREEMENT

Dated as of March 1, 2013

among

STATION CASINOS LLC, as Borrower

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH,
as Administrative Agent,

and

THE OTHER LENDERS PARTY HERETO,

and

DEUTSCHE BANK AG NEW YORK BRANCH,
as L/C Issuer,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
as Joint Lead Arranger, Joint Book Runner and Syndication Agent,

DEUTSCHE BANK SECURITIES INC.,
as Joint Lead Arranger and Joint Book Runner,

and

J.P. MORGAN SECURITIES LLC,

CREDIT SUISSE SECURITIES (USA) LLC,

and

GOLDMAN SACHS LENDING PARTNERS LLC
as Joint Lead Arrangers, Joint Book Runners and Co-Documentation Agents

TABLE OF CONTENTS

Page

ARTICLE I Definitions and Accounting Terms		1

SECTION 1.01.	Defined Terms	1
SECTION 1.02.	Other Interpretive Provisions	7~~0~~1
SECTION 1.03.	Accounting Terms	7~~1~~2
SECTION 1.04.	Rounding	7~~1~~3
SECTION 1.05.	References to Agreements, Laws, etc.	7~~1~~3
SECTION 1.06.	Times of Day	7~~2~~3
SECTION 1.07.	Timing of Payment or Performance	7~~2~~3

ARTICLE II The Revolving Credit Commitments and Credit Extensions		7~~2~~3

SECTION 2.01.	The Loans	7~~2~~3
SECTION 2.02.	Borrowings, Conversions and Continuations of Loans	7~~3~~4
SECTION 2.03.	Letters of Credit	7~~4~~6
SECTION 2.04.	Swing Line Loans	8~~3~~4
SECTION 2.05.	Prepayments	8~~5~~7
SECTION 2.06.	Termination or Reduction of Revolving Credit Commitments	9~~2~~3
SECTION 2.07.	Repayment of Loans	9~~3~~4
SECTION 2.08.	Interest	9~~3~~5
SECTION 2.09.	Fees	9~~4~~5
SECTION 2.10.	Computation of Interest and Fees	9~~5~~6
SECTION 2.11.	Evidence of Indebtedness	9~~5~~6
SECTION 2.12.	Payments Generally	9~~6~~7
SECTION 2.13.	Sharing of Payments	9~~8~~9
SECTION 2.14.	Incremental Credit Extensions	~~99~~100
SECTION 2.15.	Defaulting Lenders	10~~3~~4
SECTION 2.16.	Extensions	106
106

ARTICLE III Taxes, Increased Costs Protection and Illegality		10~~5~~9

SECTION 3.01.	Taxes	10~~5~~9
SECTION 3.02.	Illegality	1~~07~~11
SECTION 3.03.	Inability to Determine Rates	1~~08~~12
SECTION 3.04.	Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurodollar Loans	1~~08~~12
SECTION 3.05.	Funding Losses	11~~0~~3
SECTION 3.06.	Matters Applicable to All Requests for Compensation	11~~0~~4
SECTION 3.07.	Replacement of Lenders under Certain Circumstances	11~~1~~5
SECTION 3.08.	Survival	11~~2~~6

i

ARTICLE IV Conditions Precedent to Credit Extensions		11~~2~~6

SECTION 4.01.	Conditions of Initial Credit Extension	11~~2~~6
SECTION 4.02.	Conditions to All Credit Extensions	1~~16~~20

ARTICLE V Representations and Warranties		121~~7~~

SECTION 5.01.	Existence, Qualification and Power; Compliance with Laws	121~~7~~
SECTION 5.02.	Authorization; No Contravention	121~~7~~
SECTION 5.03.	Governmental Authorization; Other Consents	121~~7~~
SECTION 5.04.	Binding Effect	1~~18~~22
SECTION 5.05.	Financial Statements; No Material Adverse Effect	1~~18~~22
SECTION 5.06.	Litigation	1~~19~~23
SECTION 5.07.	No Default	1~~19~~23
SECTION 5.08.	Ownership of Property; Liens	1~~19~~23
SECTION 5.09.	Environmental Compliance	12~~1~~5
SECTION 5.10.	Taxes	12~~2~~6
SECTION 5.11.	ERISA Compliance	12~~2~~6
SECTION 5.12.	Subsidiaries; Equity Interests	12~~2~~6
SECTION 5.13.	Margin Regulations; Investment Company Act	12~~3~~7
SECTION 5.14.	Disclosure	12~~3~~7
SECTION 5.15.	Intellectual Property; Licenses, etc.	12~~4~~8
SECTION 5.16.	Solvency	12~~4~~8
SECTION 5.17.	Maintenance of Insurance	12~~5~~9
SECTION 5.18.	Labor Matters	12~~5~~9
SECTION 5.19.	Collateral	12~~5~~9
SECTION 5.20.	Location of Real Property	1~~26~~30
SECTION 5.21.	Permits	1~~26~~30
SECTION 5.22.	Fiscal Year	1~~26~~30
SECTION 5.23.	Use of Proceeds	1~~26~~30
SECTION 5.24.	Subordination of Junior Financing	1~~27~~31
SECTION 5.25.	Cost Allocation	1~~27~~31
SECTION 5.26.	Patriot Act/OFAC	1~~27~~31
SECTION 5.27.	EEA Financial Institution	131

ARTICLE VI Affirmative Covenants		1~~27~~31

SECTION 6.01.	Financial Statements	1~~27~~31
SECTION 6.02.	Certificates; Other Information	1~~29~~34
SECTION 6.03.	Notices	13~~1~~6
SECTION 6.04.	Payment of Obligations	13~~2~~7
SECTION 6.05.	Preservation of Existence, etc.	13~~2~~7
SECTION 6.06.	Maintenance of Properties; Employees	13~~3~~7
SECTION 6.07.	Maintenance of Insurance	13~~3~~7
SECTION 6.08.	Compliance with Laws	13~~3~~8
SECTION 6.09.	Books and Records; Quarterly Conference Calls	13~~3~~8
SECTION 6.10.	Inspection Rights	13~~4~~8

SECTION 6.11.	Covenant to Guarantee Obligations and Give Security	13~~4~~9
SECTION 6.12.	Compliance with Environmental Laws	1~~36~~42
SECTION 6.13.	Further Assurances and Post-Closing Conditions	1~~37~~42
SECTION 6.14.	Designation of Subsidiaries	143~~8~~
SECTION 6.15.	Information Regarding Collateral	14~~0~~5
SECTION 6.16.	Corporate Separateness	14~~0~~5
SECTION 6.17.	Existing Interest Rate Hedge Agreement	14~~0~~5
SECTION 6.18.	Manager Documents	14~~0~~5
SECTION 6.19.	Ratings	14~~4~~9
SECTION 6.20.	Intentionally Omitted	14~~4~~9
SECTION 6.21.	Subsidiary Cost Allocation Agreements	14~~4~~9
SECTION 6.22.	IP Agreements, etc.	14~~4~~9

ARTICLE VII Negative Covenants		1~~46~~51

SECTION 7.01.	Liens	1~~46~~51
SECTION 7.02.	Investments	154~~9~~
SECTION 7.03.	Indebtedness	15~~4~~9
SECTION 7.04.	Fundamental Changes	1~~5~~61
SECTION 7.05.	Dispositions	1~~58~~63
SECTION 7.06.	Restricted Payments	16~~0~~5
SECTION 7.07.	Change in Nature of Business	16~~2~~7
SECTION 7.08.	Transactions with Affiliates	16~~2~~7
SECTION 7.09.	Burdensome Agreements	16~~3~~8
SECTION 7.10.	Use of Proceeds	16~~4~~9
SECTION 7.11.	Financial Covenants	16~~4~~9
SECTION 7.12.	Accounting Changes	16~~4~~9
SECTION 7.13.	Prepayments, etc. of Indebtedness	1~~65~~70
SECTION 7.14.	Equity Interests of the Borrower and Restricted Subsidiaries	1~~66~~71
SECTION 7.15.	The Holding Companies	1~~66~~71
SECTION 7.16.	Sale-Leaseback Transactions	1~~6~~72
SECTION 7.17.	~~Management Agreements~~ [Reserved]	1~~6~~72
SECTION 7.18.	Designation of Senior Debt	1~~6~~72
SECTION 7.19.	VoteCo SPE Reorganization	172

ARTICLE VIII Events of Default and Remedies		1~~6~~72

SECTION 8.01.	Events of Default	1~~6~~72
SECTION 8.02.	Remedies Upon Event of Default	17~~1~~6
SECTION 8.03.	Application of Funds	17~~2~~7
SECTION 8.04.	Borrower’s Right to Cure	17~~4~~9

ARTICLE IX Administrative Agent and Other Agents		17~~4~~9

SECTION 9.01.	Appointment and Authorization of Agents	17~~4~~9
SECTION 9.02.	Delegation of Duties	1~~75~~80

SECTION 9.03.	Liability of Agents	1~~75~~80
SECTION 9.04.	Reliance by Agents	1~~76~~81
SECTION 9.05.	Notice of Default	1~~76~~81
SECTION 9.06.	Credit Decision; Disclosure of Information by Agents	1~~77~~82
SECTION 9.07.	Indemnification of Agents	1~~77~~82
SECTION 9.08.	Agents in their Individual Capacities	1~~7~~83
SECTION 9.09.	Successor Agents	1~~7~~84
SECTION 9.10.	Administrative Agent May File Proofs of Claim	1~~79~~84
SECTION 9.11.	Collateral and Guaranty Matters	18~~0~~5
SECTION 9.12.	Other Agents; Joint Lead Arrangers and Managers	18~~2~~7
SECTION 9.13.	Appointment of Supplemental Administrative Agents	18~~2~~7
SECTION 9.14.	Cash Management Agreements and Secured Hedge Agreements	18~~3~~8

ARTICLE X Miscellaneous		18~~3~~8

SECTION 10.01.	Amendments, etc.	18~~3~~8
SECTION 10.02.	Notices and Other Communications; Facsimile Copies	1~~86~~91
SECTION 10.03.	No Waiver; Cumulative Remedies	1~~87~~92
SECTION 10.04.	Attorney Costs, Expenses and Taxes	1~~87~~93
SECTION 10.05.	Indemnification by the Borrower	1~~88~~93
SECTION 10.06.	Payments Set Aside	1~~8~~94
SECTION 10.07.	Successors and Assigns	19~~0~~5
SECTION 10.08.	Confidentiality	~~198~~203
SECTION 10.09.	Setoff	~~198~~203
SECTION 10.10.	Interest Rate Limitation	~~199~~204
SECTION 10.11.	Counterparts	20~~0~~5
SECTION 10.12.	Integration	20~~0~~5
SECTION 10.13.	Survival of Representations and Warranties	20~~0~~5
SECTION 10.14.	Severability	20~~1~~6
SECTION 10.15.	Tax Forms	20~~1~~6
SECTION 10.16.	Governing Law	20~~2~~7
SECTION 10.17.	Waiver of Right to Trial by Jury	20~~3~~8
SECTION 10.18.	Binding Effect	20~~3~~8
SECTION 10.19.	Lender Action	20~~3~~9
SECTION 10.20.	Acknowledgments	20~~4~~9
SECTION 10.21.	USA Patriot Act	20~~4~~9
SECTION 10.22.	Gaming Authorities and Liquor Authorities	20~~4~~9
SECTION 10.23.	Certain Matters Affecting Lenders	210~~5~~
SECTION 10.24.	The Platform	210~~5~~
SECTION 10.25.	~~Qualified~~VoteCo ~~I~~SP~~O~~E Reorganization	2~~06~~11
SECTION 10.26.	Acknowledgement and Consent to Bail-In of EEA Financial Institutions	211

SCHEDULES

1.01A	Immaterial Subsidiaries
1.01B	Closing Date Mortgaged Properties
1.01C	Existing Letters of Credit
1.01D	Native American Subsidiaries
1.01E	Material Contracts
1.01F	Designated Lenders
1.01G	Disqualified Institutions
1.01H	Native American Contracts
1.01I	Unrestricted Subsidiaries
2.01(a)	B Term Loan Commitments
2.01(b)	Revolving Credit Commitments
4.01(a)	Closing Documents
4.01(a)(xiii)	Environmental Assessment Reports
5.03	Consents
5.05	Certain Liabilities
5.08(f)	Real Property Leases
5.10(b)	Tax Return Audits
5.12	Subsidiaries and Other Equity Investments
5.15(a)	Intellectual Property
5.15(c)	Data Security
5.17	Insurance
5.20	Location of Real Property
7.01(b)	Existing Liens
7.02(f)	Existing Investments
7.02(p)	Native American Investments
7.02(r)	Real Estate to be Invested by Native American Subsidiaries
7.03(b)	Existing Indebtedness
7.08	Transactions with Affiliates
7.09	Existing Restrictions
10.02	Administrative Agent’s Office, Certain Addresses for Notices

EXHIBITS

A	Committed Loan Notice
B	Swing Line Loan Notice
C-1	B Term Note
C-2	Revolving Credit Note
C-3	Swing Line Note
D	Compliance Certificate
E	Assignment and Assumption
F	Guaranty
G-1	Security Agreement
G-2	Pledge Agreement
H	Mortgage
I	Intellectual Property Security Agreement

v

J-1	Opinion Matters – New York Counsel to Loan Parties
J-2	Opinion Matters – Nevada Counsel to Loan Parties
K	Intercompany Note
L	Access/Cooperation Covenants
M	Form of Custodian Agreement
N	Form of Letter of Credit Application

CREDIT AGREEMENT

This CREDIT AGREEMENT (this “Agreement”) is entered into as of March 1, 2013, among STATION CASINOS LLC, a Nevada limited liability company (the “Borrower”), DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, together with any successor thereto, the “Administrative Agent”), each lender from time to time party hereto (collectively, the “Lenders” and, individually, a “Lender”), DEUTSCHE BANK AG NEW YORK BRANCH, as L/C Issuer, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Syndication Agent, Joint Lead Arranger and Joint Book Runner, DEUTSCHE BANK SECURITIES INC., as Joint Lead Arranger and Joint Book Runner, J.P. MORGAN SECURITIES LLC, as Joint Lead Arranger, Joint Book Runner and Co-Documentation Agent, CREDIT SUISSE SECURITIES (USA) LLC, as Joint Lead Arranger, Joint Book Runner and Co-Documentation Agent, and GOLDMAN SACHS LENDING PARTNERS LLC, as Joint Lead Arranger, Joint Book Runner and Co-Documentation Agent.  All capitalized terms used herein and defined in Section 1.01 are used herein as therein defined.

PRELIMINARY STATEMENTS

WHEREAS, the Borrower has requested that the Lenders extend credit to the Borrower in the form of (a) $1,625,000,000 in Term Loans and (b) a $350,000,000 Revolving Credit Facility;

WHEREAS, the proceeds of the Term Loans on the Closing Date will be used to finance the repayment of certain other existing Indebtedness of the Borrower and its Subsidiaries, general corporate purposes and transaction fees and expenses. The proceeds of Revolving Credit Loans and Swing Line Loans made on and after the Closing Date will be used for working capital and other general corporate purposes of the Borrower and the Restricted Subsidiaries, including the financing of Permitted Acquisitions, and Letters of Credit will be used for general corporate purposes of the Borrower, its Restricted Subsidiaries and, to the extent permitted under Sections 2.03(a) and 7.02, Unrestricted Subsidiaries.

WHEREAS, the applicable Lenders have indicated their willingness to lend, and the L/C Issuers have indicated their willingness to issue Letters of Credit, in each case, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I

Definitions and Accounting Terms

SECTION 1.01.          Defined Terms.  As used in this Agreement, the following terms shall have the meanings set forth below:

“Acquired EBITDA” means, with respect to any Acquired Entity or Business or any Converted Restricted Subsidiary for any period, the amount for such period of Consolidated EBITDA of such Acquired Entity or Business or Converted Restricted Subsidiary (determined as if references to the Borrower and the Restricted Subsidiaries in the definition of “Consolidated EBITDA” (and in the component financial definitions used therein) were references to such Acquired Entity or Business or Converted Restricted Subsidiary and its Subsidiaries and without regard to clause (A)(5) of such definition), all as determined on a consolidated basis for such Acquired Entity or Business or Converted Restricted Subsidiary in accordance with GAAP.

“Acquired Entity or Business” has the meaning specified in the definition of the term “Consolidated EBITDA”.

“Additional Lender” has the meaning specified in Section 2.14(g).

“Additional Management Agreement” means, collectively, each Management Agreement entered into by any Loan Party after the Closing Date in accordance with Section 6.18(c)(iii) or (iv), which agreement shall be in the form of the GVR Management Agreement or the Borrower Management Agreement with such changes and modifications as are not adverse to the interests of the Lenders in any material respect, as certified by a Responsible Officer of the Borrower to the Administrative Agent; provided that, without limiting the foregoing, (i) the only fees payable to the Manager under such Additional Management Agreement shall be a “Base Management Fee,” an “Incentive Management Fee” and a “Termination Fee,” each of which shall be calculated in the same manner, and consist of the same percentages of “Gross Revenues” and “EBITDA,” as applicable, of the applicable property or business as the corresponding percentages under the GVR Management Agreement and the Borrower Management Agreement, (ii) any such Additional Management Agreement shall contain a provision allowing the “Owner” thereunder to terminate such Additional Management Agreement, without any liability or fee of any kind (including without the need to pay any termination fee, but in no event excusing any liability to pay accrued fees or reimbursable expenses through the date of termination consistent with the applicable Management Fee Subordination Agreement) upon (A) a “Material Loan Default” (as defined in the GVR Management Agreement with references to “Owner” changed to the owner or owners of the property or properties managed) or (B) the Borrower or any Loan Party becomes “Bankrupt” (as defined in the GVR Management Agreement), (iii) any such Additional Management Agreement need not contain provisions equivalent to those set forth in Section 3.2 of the GVR Management Agreement granting the “Owner” thereunder the right to terminate such Additional Management Agreement upon a failure to achieve certain performance thresholds and (iv) any such Additional Management Agreement shall, in any event, be subject to the provisions of Section 7.08.  For the avoidance of doubt, any new Management Agreement consolidating the Borrower Management Agreement, the Opco Management Agreement and the GVR Management Agreement as permitted in Section 6.18(c)(iv) hereof shall constitute an Additional Management Agreement for all purposes hereof.

“Additional Management Agreement Guaranty” means, collectively, each Management Agreement Guaranty executed by Fertitta Entertainment after the Closing Date in accordance with Section 6.18(c)(iii) or (iv).

“Additional Management Fee Subordination Agreement” means, collectively, each Management Fee Subordination Agreement entered into by the Administrative Agent and a Manager after the Closing Date in accordance with Section 6.18(c)(iii) or (iv).

“Additional Manager Allocation Agreement” means, collectively, each Manager Allocation Agreement entered into by any Loan Party after the Closing Date in accordance with Section 6.18(c)(iii) or (iv).

“Additional Manager Documents” means, collectively, each Additional Management Agreement, each Additional Management Agreement Guaranty, each Additional Management Fee Subordination Agreement and each Additional Manager Allocation Agreement.

“Adjusted LIBO Rate” means, with respect to any Eurodollar Loan for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the greater of (i) the product of (a) the LIBO Rate in effect for such Interest Period and (b) Statutory Reserves, to the extent applicable to any Lender and (ii) for the purposes of B Term Loans only, 1.00% per annum.

“Administrative Agent” has the meaning specified in the preamble hereto.

“Administrative Agent’s Office” means the Administrative Agent’s address as set forth on Schedule 10.02 or such other address as the Administrative Agent may from time to time notify the Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means (a) with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified; provided that as to any Loan Party or any Subsidiary thereof, the term “Affiliate” shall expressly exclude the Persons constituting Lenders as of the Closing Date and their respective Affiliates (determined as provided herein without regard to this proviso) and (b) with respect to any Loan Party or any Subsidiary thereof, (i) Frank J. Fertitta III and his spouse, their respective parents and grandparents and any lineal descendants (including adopted children and their lineal descendants) of any of the foregoing, (ii) Lorenzo J. Fertitta and his spouse, their respective parents and grandparents and any lineal descendants (including adopted children and their lineal descendants) of any of the foregoing, (iii) any Affiliate (determined in accordance with this definition without regard to this clause (iii)) of any Person described in the foregoing clauses (i) and (ii), and (iv) any personal investment vehicle, trust or entity owned by, or established for the benefit of, or the estate of, any Person described in the foregoing clauses (i) and (ii).  “Control” means the possession, directly or indirectly, of the power to (x) vote more than fifty percent (50%) (or, for purposes of Section 7.08 and the definition of Station Permitted Assignee, ten percent (10%)) of the outstanding voting interests of a Person or (y) direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.  For purposes of this Agreement, each of Holdco ~~and VoteCo~~, PubCo and, from and after the VoteCo SPE Reorganization Date, the VoteCo SPE shall be deemed to Control the Borrower.

“Affiliated IP Agreements” means each of the Borrower~~/~~ IP Agreements, GVR ~~License Agreement, the Borrower/~~IP ~~Holdco License~~ Agreements ~~, the~~and Opco~~/~~ IP ~~Holdco License~~ Agreements ~~and~~, other than the ~~Opco~~GVR/ANC IP ~~Holdco Trademark License~~ Agreement.

“Affiliated Lender” means a Lender that is a Station Permitted Assignee.

“Agent Parties” has the meaning specified in Section 10.24.

“Agent-Related Persons” means the Agents, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

“Agents” means, collectively, the Administrative Agent, the Supplemental Administrative Agents (if any), the Joint Lead Arrangers, the Syndication Agent and the Co-Documentation Agents.

“Aggregate Commitments” means, at any time, the Commitments of all the Lenders at such time.

“Agreement” means this Credit Agreement.

“ANC” means the American Nevada Company, a Nevada corporation.

“Applicable Commitment Fee Rate” means 0.50% per annum.

“Applicable ECF Percentage” means, at any time, 50%, provided that, so long as no Default has then occurred and is continuing, if the Total Leverage Ratio is equal to or less than 4.50:1.00 but greater than 3.50:1.00 (as set forth in the Compliance Certificate delivered pursuant to Section 6.02(b) for the fiscal year then last ended), the “Applicable ECF Percentage” shall instead be 25%, provided further, that, so long as no Default has occurred and is continuing, if the Total Leverage Ratio is equal to or less than 3.50:1.00 (as set forth in the Compliance Certificate delivered pursuant to Section 6.02(b) for the fiscal year then last ended), the “Applicable ECF Percentage” shall instead be 0%.

“Applicable Period” has the meaning specified in the definition of “Applicable Revolving Credit Rate.”

“Applicable Rate” means (a) with respect to B Term Loans, a percentage per annum equal to (A) for Eurodollar Loans, 3.25%, (B) for Base Rate Loans, 2.25% and (b) with respect to Revolving Credit Loans, the Applicable Revolving Credit Rate.

“Applicable Revolving Credit Rate” means a percentage per annum equal to, (a) until delivery of financial statements for the first full fiscal quarter commencing on or after the Closing Date pursuant to Section 6.01, (A) for Eurodollar Loans, 3.50% , (B) for Base Rate Loans, 2.50% and (C) for Letter of Credit fees, 3.50% and (b) thereafter, the following percentages per annum, based upon the Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Applicable Revolving Credit Rate
Pricing Level	Total Leverage Ratio	Eurodollar and Letter of Credit Fees	Base Rate

1	<3.50:1.0	2.50%	1.50%
2	> 3.50:1.0 but <4.50:1.0	3.00%	2.00%
3	> 4.50:1.0	3.50%	2.50%

Any increase or decrease in the Applicable Revolving Credit Rate resulting from a change in the Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided that at the option of the Administrative Agent or the Majority Revolving Lenders, the highest Pricing Level shall apply as of the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the Pricing Level otherwise determined in accordance with this definition shall apply).  In the event that any financial statement or certification delivered pursuant to Section 6.01 or 6.02(b) is shown to be inaccurate (an “Inaccuracy Determination”), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Revolving Credit Rate for any period (an “Applicable Period”) than the Applicable Revolving Credit Rate applied for such Applicable Period, then the Borrower shall immediately (i) deliver to the Administrative Agent a corrected Compliance Certificate for such Applicable Period, (ii) determine the Applicable Revolving Credit Rate for such Applicable Period based upon the corrected Compliance Certificate and (iii) immediately pay to the Administrative Agent the accrued additional interest owing as a result of such increased Applicable Revolving Credit Rate for such Applicable Period (the “Excess Amount”), which payment shall be promptly applied by the Administrative Agent in accordance with Section 2.13.  It is acknowledged and agreed that nothing contained herein shall limit the rights of the Administrative Agent and the Lenders under the Loan Documents, including their rights under Section 2.08 and Article VIII and their other respective rights under this Agreement; provided that the failure to have paid the Excess Amount due to a good faith error in the calculation of the Total Leverage Ratio or the preparation of corresponding financial statements shall not, in and of itself, trigger an Event of Default under Section 8.01(a) if the Borrower pays the Excess Amount within ten (10) Business Days after the Inaccuracy Determination (it being understood, however, that this proviso shall not waive any other Default or Event of Default or affect or limit the rights of the Administrative Agent, any Lender or the L/C Issuer in connection with any other Default or Event of Default, in each case, that may have occurred hereunder by reason of the inaccuracy of the Total Leverage Ratio or the facts or circumstances relating to such inaccuracy).

“Application Date” has the meaning specified in Section 2.05(e).

“Appraisal” means a real estate appraisal or any update thereto (provided that any such update has the same scope as the real estate appraisal being updated and uses (including, without limitation, by incorporation by reference from the real estate appraisal being updated) the same assumptions and methodologies as were used in the real estate appraisal being updated), in each case conducted in accordance with the Uniform Standards of Professional Appraisal Practice (as promulgated by the Appraisal Standards Board of the Appraisal Foundation) and all Laws applicable to Lenders, including in conformity with the Financial Institutions Reform Recovery and Enforcement Act (FIRREA), undertaken by an independent appraisal firm satisfactory to the Administrative Agent in its sole discretion, and providing an assessment of fair market value of the subject Core Property in its then “as is” and “as stabilized” condition.

“Appropriate Lender” means, at any time, (a) with respect to Loans of any Class, the Lenders of such Class, (b) with respect to Letters of Credit, (i) the relevant L/C Issuers and (ii) the Revolving Credit Lenders and (c) with respect to the Swing Line Facility, (i) the Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.04(a), the Revolving Credit Lenders.

“Approved Bank” has the meaning specified in clause (b) of the definition of “Cash Equivalents.”

“Approved Fund” means any Fund that is administered, advised or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages a Lender.

“Assignees” has the meaning specified in Section 10.07(b).

“Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit E.

“Attorney Costs” means and includes all reasonable fees, expenses and disbursements of any law firm or other external legal counsel.

“Audited Financial Statements” means the audited consolidated balance sheet of the Borrower and its Subsidiaries as of December 31, 2011, and the related audited consolidated statements of income, members’ equity and cash flows for the Borrower and its Subsidiaries for the fiscal year ended December 31, 2011 together with supplemental schedules listing the consolidating results of (a) the Borrower and its Restricted Subsidiaries and (b) any Unrestricted Subsidiaries, which supplements shall be unaudited.

“Auto-Renewal Letter of Credit” has the meaning specified in Section 2.03(b)(iii).

“Availability” means, as of any date of determination, the amount by which the aggregate Revolving Credit Commitments exceeds the aggregate Revolving Credit Exposure of the Revolving Credit Lenders as of such date.

“Availability Period” means the period from (but excluding) the Closing Date to (but excluding) the Revolving Credit Maturity Date.

“B Term Borrowing” means a borrowing consisting of simultaneous B Term Loans of the same Type and currency and, in the case of Eurodollar Loans, having the same Interest Period made by each of the applicable B Term Lenders pursuant to Section 2.01(a) or Section 2.14.

“B Term Lender” means, at any time, any Lender that has a B Term Loan at such time.

“B Term Loan” has the meaning specified in Section 2.01(a).

“B Term Loan Commitment” means, with respect to each Lender, (a) the principal amount of the B Term Loan such Lender has committed to make on the Closing Date pursuant to Section 2.01(a) as set forth opposite such Lender’s name on Schedule 2.01(a) and (b) the principal amount of any Increase B Term Loan Commitment such Lender has committed to provide pursuant to Section 2.14.  The aggregate amount of the B Term Loan Commitments of all B Term Lenders on the Closing Date is $1,625,000,000.

“B Term Loan Facility” means the B Term Loan Commitments and all B Term Loans made hereunder.

“B Term Loan Installment” has the meaning specified in Section 2.07(a).

“B Term Loan Maturity Date” means the earlier of (a) the seventh anniversary of the Closing Date (or, with respect to any B Term Loans of any Lender subject to an Extension, such later date as requested by the Borrower pursuant to Section 2.16 and accepted by such Lender in respect of such B Term Loans) and (b) the date on which all B Term Loans shall become due and payable hereunder, whether by acceleration or otherwise.

“B Term Note” means a promissory note of the Borrower payable to any B Term Lender or its registered assigns in substantially the form of Exhibit C-1, evidencing the aggregate Indebtedness of the Borrower to such B Term Lender resulting from the B Term Loans held or deemed held by such B Term Lender.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and/or hereinafter in effect, or any successor thereto.

“Bankruptcy Proceedings” has the meaning specified in Section 10.07(p).

“Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Rate in effect on such day plus ½ of 1%, and (c) the Adjusted LIBO Rate for a Eurodollar Loan with a one-month Interest Period commencing on such day plus 1.0%.  For purposes of this definition, the Adjusted LIBO Rate shall be determined using the LIBO Rate as otherwise determined by the Administrative Agent in accordance with the definition of “LIBO Rate”, except that (x) if a given day is a Business Day, such determination shall be made on such day (rather than two Business Days prior to the commencement of an Interest Period) or (y) if a given day is not a Business Day, the LIBO Rate for such day shall be the rate determined by the Administrative Agent pursuant to preceding clause (x) for the most recent Business Day preceding such day.  Any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Rate or the Adjusted LIBO Rate shall be effective as of the opening of business on the day of such change in the Prime Rate, the Federal Funds Rate or the Adjusted LIBO Rate, respectively.

“Base Rate Loan” means a Loan that bears interest based on the Base Rate.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower” has the meaning specified in the preamble hereto.

“Borrower/GVR License Agreement” means that certain Propco to GVR License Agreement, dated as of June 17, 2011, by and between the Borrower and GVR, as amended by that certain Amendment No. 1 to Propco to GVR License Agreement dated as of September 28, 2012.

“Borrower/IP Holdco License Agreement” means that certain IP Holdco to Propco License Agreement, dated as of June 17, 2011, by and between the Borrower and IP Holdco, as amended by that certain Amendment No. 1 to IP Holdco to Propco License Agreement, dated as of September 28, 2012.

“Borrower/Manager IP License Agreement” means that certain IP License Agreement, dated as of June 16, 2011, by and between the Borrower and the Borrower Manager.

“Borrower/Manager Technology Systems License” means that certain Technology Systems License, dated as of June 16, 2011, by and between the Borrower and Fertitta Entertainment.

“Borrower IP Agreements” means, collectively, the Borrower/Manager IP License Agreement, the Borrower/Manager Technology Systems License, the Borrower/GVR License Agreement, and the Borrower/IP Holdco License Agreement.

“Borrower Management Agreement” means that certain Management Agreement, dated as of June 16, 2011, by and among the Borrower, certain Subsidiaries of the Borrower and the Borrower Manager.

“Borrower Management Agreement Guaranty” means that certain Guaranty, dated as of June 16, 2011, executed by Fertitta Entertainment in favor of the Borrower, as amended by that certain Amendment No. 1 to Guaranty dated as of the date hereof.

“Borrower Management Subordination Agreement” means that certain Subordination of Management Agreement, dated as of the date hereof, among the Borrower, the Borrower Manager and the Administrative Agent.

“Borrower Manager” means FE PropCo Management LLC, a Delaware limited liability company.

“Borrower Manager Documents” means the Borrower Management Agreement, the Borrower Management Agreement Guaranty, the Borrower Management Subordination Agreement and the Manager Allocation Agreement.

“Borrower Materials” has the meaning specified in Section 6.02.

“Borrowing” means a Revolving Credit Borrowing, a Swing Line Borrowing or a Term Borrowing, as the context may require.

“Boulder LLC” means NP Boulder LLC, a Nevada limited liability company.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized or required by law to close in New York City; provided however, that when used in connection with a Eurodollar Loan (including with respect to all notices and determinations in connection therewith and any payments of principal, interest or other amounts thereon), the term “Business Day” shall also exclude any day on which banks are not open for dealings in Dollar deposits in the London interbank market.

“Cage Cash” means all so-called “cage cash” that the Borrower and the Restricted Subsidiaries maintain within a Hotel/Casino Facility.

“Capital Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) by the Borrower and the Restricted Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as additions during such period to property, plant or equipment reflected in the consolidated balance sheet of the Borrower and the Restricted Subsidiaries.

“Capitalized Lease Indebtedness” means, on any date, in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP.

“Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases; provided that for all purposes hereunder the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability in accordance with GAAP.

“Cash Collateral” has the meaning specified in Section 2.03(g).

“Cash Collateral Account” means a blocked account at DBCI (or another commercial bank selected in compliance with Section 9.09) in the name of the Administrative Agent and under the sole dominion and control of the Administrative Agent, and otherwise established in a manner reasonably satisfactory to the Administrative Agent.

“Cash Collateralize” has the meaning specified in Section 2.03(g).

“Cash Equivalents” means any of the following types of Investments, to the extent owned by the Borrower or any Restricted Subsidiary:

(a)        readily marketable obligations issued or directly and fully guaranteed or insured by the government or any agency or instrumentality of the United States having maturities of not more than 12 months from the date of acquisition thereof; provided that the full faith and credit of the United States is pledged in support thereof;

(b)        time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i) is a Lender or (ii)(A) is organized under the Laws of the United States, any state thereof or the District of Columbia or is the principal banking Subsidiary of a bank holding company organized under the Laws of the United States, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, and (B) has combined capital and surplus of at least $500,000,000 (any such bank in the foregoing clauses (i) or (ii) being an “Approved Bank”), in each case with maturities of not more than 12 months from the date of acquisition thereof;

(c)        investments in commercial paper maturing within 12 months from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s;

(d)       fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with an Approved Bank; and

(e)        Investments in money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P or Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000.

“Cash Management Agreements” means each document executed by a Cash Management Bank with respect to the Cash Management Obligations.

“Cash Management Banks” means any Lender or any Affiliate of a Lender providing Cash Management Services to the Borrower or any Restricted Subsidiary.

“Cash Management Obligations” means obligations owed by the Borrower or any Restricted Subsidiary to any Cash Management Bank in respect of any Cash Management Services, except to the extent that such Cash Management Bank, on the one hand, and the Borrower or the applicable Restricted Subsidiary, on the other hand, agree in writing that any such obligations shall not be secured by any Lien on the Collateral and such Persons shall have delivered such writing to the Administrative Agent.

“Cash Management Services” means treasury, depository and/or cash management services or any automated clearing house transfer services, provision and operation of sweep accounts and zero balance accounts, provision of tax payment services and controlled disbursement services and performance of cash and coin delivery orders.

“Casualty Event” means any event that gives rise to the receipt by the Borrower or any Restricted Subsidiary of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property (including any improvements thereon) to replace or repair such equipment, fixed assets or real property.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as subsequently amended.

“CERCLIS” means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following:  (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rules, guideline, requirement or directive (whether or not having the force of law) by any Governmental Authority; provided however, that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder, issued in connection therewith or in implementation thereof, and (ii) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law” regardless of the date enacted, adopted, issued or implemented.

“Change of Control” means:

~~(a) prior to the occurrence of a Qualified IPO (i) Holdco and VoteCo at any time shall cease to own directly one hundred percent (100%) of the Equity Interests of the Borrower, (ii)(A) Fertitta Holders shall fail to collectively beneficially own, directly or indirectly, Equity Interests in Holdco representing at least twenty-one and one half percent (21.5%) of the aggregate equity value represented by the Equity Interests in Holdco on a fully diluted basis and (B) any person, entity or “group” (within the meaning of Section 13(d) of the Exchange Act) (other than Persons constituting Lenders as of the Closing Date and their respective Affiliates) shall own, directly or indirectly, beneficially or of record, Equity Interests in Holdco that represent a greater percentage of the aggregate equity value represented by the Equity Interests in Holdco on a fully diluted basis than the percentage beneficially owned, directly or indirectly, by Fertitta Holders, (iii) the managers of VoteCo~~

~~nominated or appointed by Fertitta Holders shall cease to constitute at least thirty seven and one-half percent (37.5%) of the voting power of the board of managers of VoteCo or (iv) VoteCo shall cease to hold, directly or indirectly, one hundred percent (100%) of the voting power in the Borrower;~~

(a)        Holdco and PubCo at any time shall cease to own directly (or, with respect to PubCo after the VoteCo SPE Reorganization Date, indirectly) one hundred percent (100%) of the Equity Interests in the Borrower;

(b)        ~~after the occurrence of a Qualified IPO,~~ (~~i~~A) Fertitta Holders shall fail to collectively beneficially own, directly or indirectly, Equity Interests in the Borrower representing at least twenty-one and one half percent (21.5%) of the aggregate direct or indirect ordinary voting power and aggregate equity value represented by Equity Interests in the Borrower on a fully diluted basis and (~~ii~~B) any person, entity or “group” (within the meaning of Section 13(d) of the Exchange Act) (other than Persons constituting Lenders as of the Closing Date and their respective Affiliates) shall own, directly or indirectly, beneficially or of record, Equity Interests in the Borrower representing a percentage of the aggregate direct or indirect ordinary voting power or economic interest on a fully diluted basis greater than the percentage of the ordinary voting power or economic interest in respect of which Fertitta Holders are collectively the direct or indirect beneficial owners; ~~or~~

(c)        PubCo shall cease to hold, directly (or after the VoteCo SPE Reorganization Date, indirectly through the VoteCo SPE) 100% of the voting power in the Borrower;

(d)       ~~(c)~~ any “change of control” (or any comparable term) in any document pertaining to (x) the Senior Unsecured Notes, (y) any other Junior Financing or (z) any other Indebtedness of any Holding Company, the Borrower or any Restricted Subsidiary of the type described in subclause (a) of the definition of Indebtedness with an aggregate principal amount or liquidation preference in excess of the Threshold Amount~~.~~;

(e)        at any time after the VoteCo SPE Reorganization Date, PubCo at any time shall cease to own directly one hundred percent (100%) of the Equity Interests in the VoteCo SPE; or

(f)        at any time after the VoteCo SPE Reorganization Date, the VoteCo SPE shall cease to hold, directly or indirectly, one hundred percent (100%) of the voting power in the Borrower.

“Charges” has the meaning specified in Section 10.10.

“Claim” has the meaning specified in Section 10.07(p)(i).

“Class”  (a) when used with respect to Lenders, refers to whether such Lenders are Revolving Credit Lenders, B Term Lenders or Incremental Term Lenders having Incremental Term Loan Commitments, in each case, of a particular ~~S~~series, (b) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Revolving Credit Loans, Swing Line Loans, B Term Loans or Incremental Term Loans, in each case, of a particular ~~S~~series and (c) when used with respect to any Commitment, refers to whether such Commitment is a Revolving Credit Commitment, a B Term Loan Commitment or an Incremental Term Loan Commitment, in each case, of a particular ~~S~~series; provided that for purposes of waiving any condition precedent under Section 4.02, all Lenders holding Revolving Credit Commitments and all such Revolving Credit Commitments shall be treated as the same Class.

“Closing Date” means the first date as of which all the conditions set forth in Section 4.01 are satisfied (or waived in accordance with Section 10.01).

“Co-Documentation Agent” means each of J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, and Goldman Sachs Lending Partners, LLC, in its capacity as a Co-Documentation Agent hereunder.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Collateral” means all the “Collateral” as defined in any Collateral Document and shall include the Mortgaged Properties.

“Collateral and Guarantee Requirement” means, at any time, subject to applicable Gaming Laws, the requirement that:

(a)        the Administrative Agent shall have received each Collateral Document required to be delivered (i) on the Closing Date pursuant to this Agreement, or (ii) at any other time pursuant to this Agreement (including Section 6.11) or any other Loan Document at the time so required, duly executed by each Loan Party party thereto and PubCo, if applicable;

(b)        all Obligations shall have been unconditionally guaranteed by each Restricted Subsidiary of the Borrower;

(c)        the Obligations and the Guaranty shall have been secured by a first-priority security interest (subject only to non-consensual Permitted Liens) in (i) all the Equity Interests of the Borrower and (ii) all the Equity Interests of each Person directly owned by (A) the Borrower (including Equity Interests of Unrestricted Subsidiaries) and (B) any Subsidiary Guarantor (including Equity Interests of Unrestricted Subsidiaries) (other than, so long as no Event of Default has occurred and is continuing, Equity Interests owned by an Immaterial Subsidiary) but excluding, in the case of clause (ii), (x) to the extent prohibited by law (except to the extent such prohibition is overridden by the UCC) or, with the consent of the Administrative Agent, such consent not to be unreasonably withheld, by the applicable management contract, Equity Interests in Native American Subsidiaries and (y) Equity Interests in any joint venture not constituting a Restricted Subsidiary if such security interest would violate any financing agreement of such joint venture (it being understood and agreed that in the event any such restriction exists, the Administrative Agent and the applicable Loan Party shall agree upon an alternative structure (such as an intermediate holding company constituting a Restricted Subsidiary) to effect the equivalent of an indirect pledge of such joint venture interest);

(d)       except to the extent otherwise permitted hereunder or under any Collateral Document, the Obligations and the Guaranty shall have been secured by a first-priority security interest (subject only to non-consensual Permitted Liens) in, and mortgages on, substantially all tangible and intangible assets of the Borrower and each Restricted Subsidiary now or hereafter acquired other than (so long as no Event of Default has occurred and is continuing) any Immaterial Subsidiary (including accounts, inventory, equipment, investment property, contract rights, intellectual property, other general intangibles, deposit accounts, securities accounts, owned and leased real property and proceeds of the foregoing); provided that (x) security interests in real property shall, so long as no Event of Default has occurred and is continuing, be limited to (A) the Mortgaged Properties as of the Closing Date and owned real property from time to time that is either (i) contiguous to any Mortgaged Property and the Administrative Agent reasonably determines that the value of the applicable Mortgaged Property is materially increased by encumbering such contiguous property and such material increase in value outweighs the costs and expenses associated with encumbering such contiguous property or (ii) has a Fair Market Value in excess of $15,000,000 and (B) leasehold interests of the Borrower or any Restricted Subsidiary under Ground Leases, including, without limitation, any ground lease with an annual rent equal to or above $1,000,000 and (y) security interests in the assets of Native American Subsidiaries, including the Native American Contracts and real property interests of such Native American Subsidiaries, shall, to the extent prohibited by law (except to the extent such prohibition is overridden by the UCC) or, with the consent of the Administrative Agent, such consent not to be unreasonably withheld, by the applicable management contract, be excluded (provided however, that security interests shall be granted in respect of all rights to receive (and all proceeds thereof) income, reimbursements, repayments, cash flows and any other distributions attributable to such assets);

(e)        each deposit account and securities account of each Loan Party other than (so long as no Event of Default has occurred and is continuing) any Immaterial Subsidiary (other than Excluded Accounts) shall be subject to a Control Agreement in favor of the Administrative Agent;

(f)        none of the Collateral shall be subject to any Liens other than Permitted Liens; and

(g)        the Administrative Agent shall have received (i) counterparts of a Mortgage with respect to each owned or leased property described in paragraph (d) above or required to be delivered pursuant to Section 6.11 (collectively, the “Mortgaged Properties”) duly executed and delivered by the record owner or lessee, as applicable, of such property, (ii) a policy or policies of title insurance issued by a nationally recognized title insurance company insuring the Lien of each such Mortgage as a valid first priority Lien on the property described therein, free of any other Liens except Permitted Liens, together with such endorsements, coinsurance and reinsurance as the Administrative Agent may reasonably request from time to time, (iii) such surveys, abstracts, appraisals, legal opinions and other documents as the Administrative Agent may reasonably request with respect to any such Mortgaged Property, (iv) flood certificates covering each Mortgaged Property in form and substance reasonably acceptable to the Administrative Agent, certified to the Administrative Agent in its capacity as such and certifying whether or not each such Mortgaged Property is located in a flood hazard zone by reference to the applicable FEMA map and (v) with respect to each such Mortgaged Property, either (A) a letter or other written evidence with respect to such Mortgaged Property from the appropriate Governmental Authorities concerning current status of applicable zoning and building laws, (B) an ALTA 3.1 zoning endorsement for the applicable Mortgage Policy or (C) a zoning report prepared by The Planning Zoning Resource Corporation indicating that such Mortgaged Property is in material compliance with applicable zoning and building laws.

The foregoing definition shall not require the creation or perfection of pledges of or security interests in, or the obtaining of title insurance or surveys with respect to, particular assets if and for so long as, in the reasonable discretion of the Administrative Agent after consultation with the Borrower (confirmed in writing by notice to the Borrower), the cost of creating or perfecting such pledges or security interests in such assets or obtaining title insurance or surveys in respect of such assets shall be excessive in view of the benefits to be obtained by the Lenders therefrom.  The Administrative Agent may grant extensions of time for the perfection of security interests in or the obtaining of title insurance with respect to particular assets (including extensions beyond the Closing Date for the perfection of security interests in the assets of the Loan Parties on such date) where it reasonably determines, in consultation with the Borrower, that perfection cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the Collateral Documents.

Notwithstanding the foregoing provisions of this definition or anything in this Agreement or any other Loan Document to the contrary, (a) Liens required to be granted from time to time pursuant to the Collateral and Guarantee Requirement shall be subject to exceptions and limitations set forth in the Collateral Documents to the extent appropriate and agreed between the Administrative Agent and the Borrower and (b) the Collateral shall not include Excluded Assets.

“Collateral Documents” means, collectively, the Security Agreement, the Pledge Agreement, the Intellectual Property Security Agreement, the Mortgages, the Control Agreements, the Custodian Agreement, each of the mortgages, collateral assignments, Security Agreement Supplements, Pledge Agreement Supplements, security agreements, pledge agreements, control agreements, third party consents, landlord estoppel certificates, amendments to or reaffirmation of any of the foregoing (or other similar agreements delivered to the Administrative Agent and the Lenders from time to time pursuant to Section 4.01(a)(iii), Section 6.11 or 6.13), the Guaranty, each Guaranty Supplement and each of the other agreements, instruments or documents, and any amendments to or reaffirmations of any of the foregoing, that creates, perfects, or consents to, or purports to create or perfect or consent to, a Lien or Guarantee in favor of the Administrative Agent for the benefit of the Secured Parties.

“Commitment” means a Revolving Credit Commitment, a B Term Loan Commitment or an Incremental Term Loan Commitment of any Series.

“Commitment Date” has the meaning specified in Section 2.05(e).

“Committed Loan Notice” means a notice of (a) a Term Borrowing, (b) a Revolving Credit Borrowing, (c) a conversion of Loans from one Type to the other, or (d) a continuation of Eurodollar Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.

“Compensation Period” has the meaning specified in Section 2.12(c)(ii).

“Compliance Certificate” means a certificate substantially in the form of Exhibit D.

“Connection Income Taxes” means Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes imposed as a result of a present or former connection between a Lender or Agent and the jurisdiction imposing such Tax (other than connections arising from such Person having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Consolidated EBITDA” means, for any period, the Consolidated Net Income for such period:

(a)        plus, without duplication and solely to the extent already deducted (and not added back) in arriving at such Consolidated Net Income, the sum of the following amounts for such period:

(i)         Consolidated Interest Expense;

(ii)        income tax expense (if any);

(iii)       depreciation and amortization;

(iv)       non-cash impairment losses;

(v)        non-operating, non-recurring losses on the sale of assets;

(vi)       losses attributable to the early extinguishment of Indebtedness;

(vii)      losses attributable to hedging obligations or other derivative instruments; and

(viii)     expenses actually reimbursed in cash to the Borrower or a Restricted Subsidiary by an Unrestricted Subsidiary pursuant to a Subsidiary Cost Allocation Agreement;

(b)        minus, without duplication and solely to the extent included in arriving at such Consolidated Net Income, the sum of the following amounts for such period:

(i)         non-operating, non-recurring gains on the sale of assets;

(ii)        gains attributable to the early extinguishment of Indebtedness;

(iii)       gains attributable to hedging obligations or other derivative instruments;

(iv)       distributions made by the Borrower to the Holding Companies during such period pursuant to Sections 7.06(e) and (g); and

(v)        payments actually made by (and not reimbursed to) any Loan Party pursuant to the Manager Allocation Agreement to the extent not deducted in calculation of Consolidated Net Income.

in each case, as determined on a consolidated basis for the Borrower and the Restricted Subsidiaries in accordance with GAAP; provided that, without duplication:

(A)       the following additional items shall be added to Consolidated EBITDA for such period (solely to the extent already deducted (and not added back) in arriving at such Consolidated Net Income):  (1) Pre-Opening Expenses, (2) cash restructuring charges or reserves (including restructuring costs related to acquisitions and to closure/consolidation of facilities) incurred after the Closing Date and unusual or nonrecurring charges (other than Pre-Opening Expenses), including severance, relocation costs and curtailments or modifications to pension and post-retirement employee benefit plans; provided that the aggregate amount added-back pursuant to this clause (2) with respect to any period (including with respect to any Acquired EBITDA) shall not exceed 2.5% of Consolidated EBITDA for such period, (3) Non-Cash Charges in respect of equity compensation, (4) other Non-Cash Charges, (5) the Management Fees (as defined in the Management Agreements) for such period and (6) payments made by the Borrower to Holdco pursuant to the Holding Company Tax Sharing Agreement (net of Subsidiary Tax Sharing Payments);

(B)       the following additional item shall be added to Consolidated EBITDA for such period (solely to the extent not included in arriving at such Consolidated Net Income):  the aggregate amount of distributions received by the Borrower and the Restricted Subsidiaries from joint ventures that are not Subsidiaries and from Unrestricted Subsidiaries during such period (other than, for avoidance of doubt, payments made by Unrestricted Subsidiaries pursuant to the Subsidiary Tax Sharing Agreements and the Subsidiary Cost Allocation Agreements, and Project Reimbursements and other Subsidiary Tax Sharing Payments);

(C)       the following additional item shall be deducted from Consolidated EBITDA for such period (solely to the extent included in arriving at such

Consolidated Net Income):  other extraordinary non-cash gains (excluding any non-cash gain to the extent it represents the reversal of an accrual or reserve for a potential cash item that reduced Consolidated EBITDA in any prior period);

(D)       there shall be included in determining Consolidated EBITDA for any period, (1) the Acquired EBITDA of any Person, property, business or asset acquired by the Borrower or any Restricted Subsidiary during such period (but not the Acquired EBITDA of any related Person, property, business or assets to the extent not so acquired), to the extent not subsequently sold, transferred or otherwise disposed by the Borrower or such Restricted Subsidiary (each such Person, property, business or asset acquired and not subsequently so disposed of, an “Acquired Entity or Business”), and the Acquired EBITDA of any Unrestricted Subsidiary that is converted into a Restricted Subsidiary during such period (each, a “Converted Restricted Subsidiary”), in each case based on the actual Acquired EBITDA of such Acquired Entity or Business or Converted Restricted Subsidiary for such period (including the portion thereof occurring prior to such acquisition or conversion) and (2) for the purposes of Sections 2.14, 6.14(a), 7.02(i)(B), 7.02(i)(D), 7.02(n), 7.02(v), 7.03(e), 7.03(o), 7.06(f) and 7.11, an adjustment in respect of each Acquired Entity or Business or Converted Restricted Subsidiary equal to the amount of the Pro Forma Adjustment with respect to such Acquired Entity or Business or Converted Restricted Subsidiary for such period (including the portion thereof occurring prior to such acquisition or conversion) as specified in a certificate executed by a Responsible Officer of the Borrower and delivered to the Lenders and the Administrative Agent;

(E)       there shall be excluded in determining Consolidated EBITDA for any period the Disposed EBITDA of any Person, property, business or asset sold, transferred or otherwise disposed of by the Borrower or any Restricted Subsidiary (including for such purpose, any Restricted Subsidiary designated as an Unrestricted Subsidiary pursuant to Section 6.14) during such period (each such Person, property, business or asset so sold, disposed of or designated, a “Sold Entity or Business”), based on the actual Disposed EBITDA of such Sold Entity or Business for such period (including the portion thereof occurring prior to such sale, transfer, disposition or re-designation, but excluding any shared expenses allocated to such Sold Entity or Business that will continue to be incurred by the Borrower and the Restricted Subsidiaries following any such disposition);

(F)       there shall be included in determining Consolidated EBITDA for any period the New Property EBITDA for such period of any New Property, to the extent not subsequently sold, transferred or otherwise disposed of by the Borrower or the Restricted Subsidiary that owns such New Property; and

(G)       for purposes of determining Consolidated EBITDA for any period ending prior to the first anniversary of any Tribal Gaming Opening Date, the Tribal Management Fees (excluding any one time development fees) received by the Borrower and its Restricted Subsidiaries from the corresponding Tribe after such Tribal Gaming Opening Date and during the applicable Test Period and included in Consolidated Net Income shall be multiplied by a fraction the numerator of which is 365 and the denominator of which is the number of days from the applicable Tribal Gaming Opening Date through the end of such Test Period.

“Consolidated Interest Expense” means, for any period, the interest expense, net of interest income, of the Borrower and the Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that (a) for purposes of Sections 2.14, 6.14(a), 7.02(i)(B), 7.02(i)(D), 7.02(n), 7.02(v), 7.03(e), 7.03(o), 7.06(f) and 7.11, there shall be included in determining Consolidated Interest Expense for any period the interest expense (or income) of any Acquired Entity or Business acquired during such period and of any Converted Restricted Subsidiary converted during such period, in each case based on the interest expense (or income) relating to any Indebtedness incurred or assumed as part of an acquisition of an Acquired Entity or Business or as part of the conversion of a Converted Restricted Subsidiary for such period (including the portion thereof occurring prior to such acquisition or conversion) assuming any Indebtedness incurred or repaid in connection with any such acquisition had been incurred or repaid on the first day of such period and (b) for purposes of Sections 2.14, 6.14(a), 7.02(i)(B), 7.02(i)(D), 7.02(n), 7.02(v), 7.03(e), 7.03(o), 7.06(f) and 7.11, there shall be excluded from determining Consolidated Interest Expense for any period the interest expense (or income) of any Sold Entity or Business disposed of or re-designated during such period, based on the interest expense (or income) relating to any Indebtedness relieved or repaid in connection with any such disposition of such Sold Entity or Business for such period (including the portion thereof occurring prior to such disposal) assuming such debt relieved or repaid in connection with such disposition has been relieved or repaid on the first day of such period.  Notwithstanding anything to the contrary contained herein, for purposes of determining Consolidated Interest Expense for any period ending prior to the first anniversary of the Closing Date, Consolidated Interest Expense shall be an amount equal to actual Consolidated Interest Expense (determined as provided above in this definition without regard to this sentence) from the Closing Date through the date of determination multiplied by a fraction the numerator of which is 365 and the denominator of which is the number of days from the Closing Date through the date of determination.

“Consolidated Net Income” means, for any period, and subject to Section 1.03(d), the net income (loss) of the Borrower and the Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP (after deduction of the Management Fees (as defined in the Management Agreements) for such period), excluding, without duplication, the cumulative effect of a change in accounting principles during such period to the extent included in the determination of Consolidated Net Income.  There shall be excluded from Consolidated Net Income for any period the purchase accounting effects of adjustments to property and equipment, software and other intangible assets and deferred revenue, as a result of any Permitted Acquisitions, or the amortization or write-off of any amounts thereof.  There shall be excluded from Consolidated Net Income (i) the income (or loss) of any Person that is not a Restricted Subsidiary (including joint venture investments recorded using the equity method and dividends and distributions paid to the Borrower or a Restricted Subsidiary during such period) and (ii) the net income of any Restricted Subsidiary to the extent that the declaration or payment of cash dividends or similar cash distributions by such Restricted Subsidiary of such net income is not at the time permitted by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Restricted Subsidiary.

“Consolidated Total Debt” means, as of any date of determination, the aggregate principal amount of Indebtedness of the Borrower and the Restricted Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of purchase accounting in connection with any Permitted Acquisition), consisting of Indebtedness for borrowed money, obligations in respect of Capitalized Leases (but excluding, for the avoidance of doubt, amounts payable under operating leases), debt obligations evidenced by promissory notes or similar instruments, the maximum amount (after giving effect to any prior drawings or reductions which may have been reimbursed) of all letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Persons, all obligations to pay the deferred purchase price of property or services (other than (i) trade accounts payable in the ordinary course of business and (ii) any earn-out obligation until such obligation becomes a liability on the balance sheet in accordance with GAAP) and, without duplication, all Guarantees (other than the LandCo Support Agreement). with respect to outstanding Indebtedness of the types described above; provided that for purposes of determining compliance with Section 7.11(a) at any time a Default Quarter is included in the Test Period then most recently ended prior to a date of determination, the aggregate principal amount of the Loans repaid pursuant to Section 2.05(b)(iv) with the proceeds of a Permitted Equity Issuance consummated in reliance on Section 8.04 during such Default Quarter shall be deemed to be outstanding and included as “Consolidated Total Debt” at such time.

“Consolidated Working Capital” means, at any date, the excess of (a) the sum of all amounts (other than cash and Cash Equivalents) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of the Borrower and the Restricted Subsidiaries at such date over (b) the sum of all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of the Borrower and the Restricted Subsidiaries on such date, including deferred revenue but excluding, without duplication, (i) the current portion of any Funded Debt, (ii) all Indebtedness consisting of Loans and L/C Obligations to the extent otherwise included therein, (iii) the current portion of interest and (iv) the current portion of current and deferred income taxes, if any.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control”, “Controlled” and “Controlling” have the meanings specified in the definition of “Affiliate.”

“Control Agreement” means a tri-party deposit account or securities account control agreement by and among the applicable Loan Party, the Administrative Agent and the depository or securities intermediary, and each in form and substance reasonably satisfactory to the Administrative Agent and in any event providing to the Administrative Agent “control” of such deposit account or securities account within the meaning of Articles 8 and 9 of the UCC.

“Converted Restricted Subsidiary” has the meaning specified in the definition of “Consolidated EBITDA.”

“Core Property” means, collectively, (a) the hotel, resort and casino properties commonly known as Palace Station, Boulder Station, Sunset Station, Red Rock Casino, Resort and Spa, Green Valley Ranch Resort, Casino and Spa, Texas Station Gambling Hall & Hotel, Santa Fe Station Hotel & Casino and Fiesta Henderson Casino Hotel and (b) each casino or hotel property hereafter owned or operated by the Borrower or a Restricted Subsidiary (but not any such property that is (i) owned by an Unrestricted Subsidiary or (ii) so long as not owned by the Borrower or a Restricted Subsidiary, operated by an Unrestricted Subsidiary) whose individual Consolidated EBITDA (determined in a manner acceptable to the Administrative Agent) for the then most recently ended twelve-month period for which financial statements are then available exceeds $10,000,000, excluding any real property or improvements that have been released from the Liens of the Administrative Agent in accordance with the terms of the Loan Documents.

“Credit Extension” means each of the following:  (a) a Borrowing and (b) an L/C Credit Extension.

“Cumulative Excess Cash Flow” means, at any time, the cumulative sum, without duplication, of (i) Excess Cash Flow (which may be less than zero) for the period commencing April 1, 2013 and ending on December 31, 2013 plus (ii) Excess Cash Flow (which may be less than zero for any period) for each succeeding and completed fiscal year at such time, in each case, with respect to which the related financial statements and Compliance Certificate have been delivered pursuant to Sections 6.01(a) and 6.02(b), respectively, minus (iii) the aggregate principal amount of all Term Loans voluntarily repaid pursuant to Section 2.05(a) which reduced the amount of the mandatory repayment of Term Loans pursuant to Section 2.05(b)(i) by operation of clause (B) of said Section.

“Custodian Agreement” means that certain Custodian Agreement dated as of the date hereof among Wilmington Trust, National Association, as custodian, the Administrative Agent and the Loan Parties named therein, as amended by that certain Supplement to Custodian Agreement, dated as of the Second Amendment Effective Date pursuant to which, among other things, PubCo joined the Custodian Agreement as a party thereto.

“Customer Data” has the meaning specified in Section 5.15(c).

“DBCI” means Deutsche Bank AG Cayman Islands Branch and any successor thereto by merger, consolidation or otherwise.

“DBNY” means Deutsche Bank AG New York Branch and any successor thereto by merger, consolidation or otherwise.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief

Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Quarter” has the meaning specified in Section 8.04.

“Default Rate” means an interest rate equal to (a) the Base Rate plus (b) the Applicable Rate, if any, applicable to Revolving Credit Loans that are Base Rate Loans plus (c) 2.0% per annum; provided that with respect to any Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2.0% per annum, in each case, to the fullest extent permitted by applicable Laws.

“Defaulting Lender” means any Lender that (a) has failed to fund any portion of the Term Loans, Revolving Credit Loans, participations in L/C Obligations or participations in Swing Line Loans required to be funded by it hereunder within two (2) Business Days of the date required to be funded by it hereunder, unless the subject of a good faith dispute or subsequently cured, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, unless the subject of a good faith dispute or subsequently cured, (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding or takeover by a regulatory authority, ~~or~~ (d)  has, or has a direct or indirect parent company that has, become the subject of a Bail-in Action, or (e) has notified the Borrower, the Administrative Agent, an L/C Issuer, the Swing Line Lender or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, provided that, for purposes of the L/C Back-Stop Arrangements, the term “Defaulting Lender” shall include (i) any Lender with an Affiliate that (x) Controls (within the meaning specified in the definition of “Affiliate”) such Lender and (y) has been deemed insolvent or become subject to a bankruptcy proceeding or takeover by a regulatory authority, (ii) any Lender that previously constituted a “Defaulting Lender” under this Agreement, unless such Lender has ceased to constitute a “Defaulting Lender” for a period of at least 90 consecutive days, (iii) any Lender which the Administrative Agent or an L/C Issuer believes in good faith to have defaulted under two or more other credit facilities to which such Lender is a party, (iv) any Lender that has, for three or more Business Days from receipt, failed to confirm in writing to the Administrative Agent, in response to a written request of the Administrative Agent, that it will comply with its funding obligations hereunder and (v) any Lender that has failed to fund any portion of the Revolving Credit Loans, participations in L/C Obligations or participations in Swing Line Loans within two (2) Business Days of the date DBCI (in its capacity as a Lender) has funded its portion thereof, unless such Lender has cured such failure and remained compliant for a period of at least 90 consecutive days.  The Administrative Agent shall promptly notify the Borrower if, to its knowledge, any Lender becomes a “Defaulting Lender” pursuant to clause (~~d~~e) or the proviso in this definition; provided that the failure of the Administrative Agent to give any such notice shall not limit or otherwise affect the obligations of the Borrower or any Lender (including any Defaulting Lender) under this Agreement and the other Loan Documents.

“Designated Lender” means a Station Permitted Assignee that is primarily engaged in, or advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit or securities in the ordinary course and with respect to which no Affiliate of any Loan Party, directly or indirectly, possesses the power to direct or cause the direction of the investment policies of such Station Permitted Assignee; provided that such Station Permitted Assignee has been identified by the Borrower on Schedule 1.01F or has been notified to the Administrative Agent by the Borrower and approved by the Administrative Agent.

“Disposed EBITDA” means, with respect to any Sold Entity or Business for any period, the amount for such period of Consolidated EBITDA of such Sold Entity or Business (determined as if references to the Borrower and the Restricted Subsidiaries in the definition of “Consolidated EBITDA” (and in the component financial definitions used therein) were references to such Sold Entity or Business and its Subsidiaries and without regard to clause (A)(5) of such definition), all as determined on a consolidated basis for such Sold Entity or Business in accordance with GAAP.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction and any sale of Equity Interests) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith; provided that “Disposition” and “Dispose” shall not be deemed to include any issuance by any of the Holding Companies or (in connection with a Qualified IPO) the Borrower of any of its respective Equity Interests to another Person.

“Disqualified Equity Interests” means any Equity Interest that, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one (91) days after the seventh anniversary of the Closing Date.

“Disqualified Institutions” means any banks, financial institutions or other Persons separately identified by the Borrower on Schedule 1.01G.

“Dollar” and “$” mean lawful money of the United States.

“Domestic Subsidiary” means any Subsidiary that is organized under the Laws of the United States, any state thereof or the District of Columbia.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Yield” means, as to any tranche (or Series) of commitments or loans under this Agreement, the effective yield on such tranche (or Series) as reasonably determined by the Administrative Agent, taking into account the applicable interest rate margins, interest rate benchmark floors and all fees, including recurring, up-front or similar fees or original issue discount (amortized over the shorter of (x) the life of such loans and (y) the four years following the date of incurrence thereof) payable generally to lenders making such loans, but excluding (i) any arrangement, structuring, underwriting or other fees payable to the Joint Lead Arrangers (or their Affiliates) or, with respect to Incremental Term Loans of any Series, to one or more other arrangers (or their Affiliates), in connection therewith that are not generally shared with the lenders thereunder and (ii) any customary consent fees paid generally to consenting lenders.

“Eligible Assignee” means any Assignee permitted by and consented to in accordance with Section 10.07(b).

“Environmental Laws” means any and all Federal, state, and local statutes, Laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses or agreements with Governmental Authorities relating to pollution, the protection of the environment, natural resources, or, to the extent relating to exposure to Hazardous Materials, human health or to the release of any Hazardous Materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

“Equity Interests” means, with respect to any Person, all of the shares, interests, rights, participations or other equivalents (however designated) of capital stock of, or membership interests, member’s interests, limited liability company interests, partnership interests or other economic, ownership or profit interests or units in, such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities).

“Equity Rights Agreement” means that certain Equityholders Agreement, dated as of June 16, 2011, by and among Holdco, ~~VoteCo,~~ the Borrower, certain Subsidiaries of the Borrower, Frank J. Fertitta III, Lorenzo J. Fertitta and the other parties party thereto, and all amendments, modifications and supplements thereto.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is under common control with any Loan Party within the meaning of Section 414 of the Code or Section 4001 of ERISA.

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) incurrence of a liability with respect to a withdrawal by any Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) incurrence of a liability with respect to a complete or partial withdrawal by any Loan Party or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization or is insolvent; (d) the filing of a notice of intent to terminate a Pension Plan or the termination of any Pension Plan, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (f) the imposition of any liability under Title IV of ERISA, other than for funding contributions in the ordinary course or PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Loan Party or any ERISA Affiliate; or (g) the failure of any Pension Plan to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or Section 303 or 304 of ERISA.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Event of Default” has the meaning specified in Section 8.01.

“Excess Amount” has the meaning specified in the definition of “Applicable Revolving Credit Rate.”

“Excess Cash Flow” means, for any period, an amount equal to the excess of:

(a)        the sum, without duplication, of:

(i)         Consolidated Net Income for such period,

(ii)        an amount equal to the amount of all Non-Cash Charges (including depreciation and amortization and non-cash losses on Dispositions) incurred during such period to the extent deducted in arriving at such Consolidated Net Income,

(iii)       decreases in Consolidated Working Capital, base stock and long-term account receivables for such period (other than any such decreases arising from acquisitions by the Borrower and the Restricted Subsidiaries during such period),

(iv)       an amount equal to the aggregate net non-cash loss on Dispositions by the Borrower and the Restricted Subsidiaries during such period to the extent deducted in arriving at such Consolidated Net Income, and

(v)        the amount of income tax expense deducted in determining Consolidated Net Income for such period (if any),

(vi)       the excess, if any, of (A) the aggregate amount of Subsidiary Tax Sharing Payments received by the Borrower during such period over (B) the sum of (1) the amount of cash income taxes (if any) paid by the Borrower and its Restricted Subsidiaries to Governmental Authorities in such period plus (2) the aggregate amount of payments by the Borrower to Holdco pursuant to the Holding Company Tax Sharing Agreement during such period,

(vii)      the amount of cash payments received by the Borrower from Unrestricted Subsidiaries pursuant to the Subsidiary Cost Allocation Agreements during such period with respect to expenses deducted in the determination of Consolidated Net Income, and

(viii)     the aggregate amount of distributions received by the Borrower and its Restricted Subsidiaries from joint ventures that are not Subsidiaries and from Unrestricted Subsidiaries during such period (other than Subsidiary Tax

Sharing Payments, payments pursuant to the Subsidiary Cost Allocation Agreements and Project Reimbursements),

less

(b)        the sum, without duplication, of

(i)         an amount equal to the amount of all non-cash credits included in arriving at such Consolidated Net Income,

(ii)        the amount of Capital Expenditures made in cash or accrued during such period, except to the extent (A) that such Capital Expenditures were financed with the proceeds of asset sales, sales or issuances of Equity Interests, capital contributions, insurance, condemnation or Indebtedness (other than the Revolving Credit Facility), in each case other than to the extent such proceeds were included in arriving at such Consolidated Net Income or (B) in the case of cash Capital Expenditures, same were accrued during a prior period,

(iii)       the aggregate amount of all principal payments of Indebtedness of the Borrower and the Restricted Subsidiaries (including (A) the principal component of payments in respect of Capitalized Leases and (B) the amount of any prepayment of Term Loans pursuant to Section 2.05(b)(ii) to the extent required due to a Disposition that resulted in an increase to Consolidated Net Income and not in excess of the amount of such increase) made during such period (other than (x) prepayments in respect of any revolving credit facility (including the Revolving Credit Facility) to the extent there is not an equivalent permanent reduction in commitments thereunder and (y) prepayments of Term Loans, except as provided in subclause (B) above), in each case except to the extent financed with the proceeds of asset sales (except as provided in subclause (B) of this paragraph (iii)), sales or issuances of Equity Interests, capital contributions, insurance, condemnation or Indebtedness (other than the Revolving Credit Facility), in each case other than to the extent such proceeds were included in arriving at such Consolidated Net Income,

(iv)       an amount equal to the aggregate net non-cash gain on Dispositions by the Borrower and the Restricted Subsidiaries during such period to the extent included in arriving at such Consolidated Net Income,

(v)        increases in Consolidated Working Capital, base stock and long-term account receivables for such period (other than any such increases arising from acquisitions by the Borrower and the Restricted Subsidiaries during such period),

(vi)       the excess, if any, of (A) the sum of (1) the amount of cash taxes (if any) actually paid by the Borrower and its Restricted Subsidiaries to Governmental Authorities during such period plus (2) the aggregate amount of payments by the Borrower to Holdco pursuant to the Holding Company Tax

Sharing Agreement during such period over (B) the aggregate amount of Subsidiary Tax Sharing Payments received by the Borrower during such period,

(vii)      the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by the Borrower and the Restricted Subsidiaries during such period that are required to be made in connection with any prepayment of Indebtedness (other than any Indebtedness that is unsecured or subordinated (in “right of payment” or on a “lien priority” basis) to the Obligations),

(viii)     the amount of distributions made by the Borrower to the Holding Companies pursuant to Sections 7.06(e) and (g),

(ix)       any Net Cash Proceeds received by the Borrower or any of its Restricted Subsidiaries for which the Borrower provides notice of its intent to reinvest, use or apply such Net Cash Proceeds in accordance with Section 2.05(b)(ii)(B) or (C), in each case solely to the extent such Net Cash Proceeds result in an increase to Consolidated Net Income for such period and not in excess of the amount of such increase; provided that to the extent Excess Cash Flow for any period is reduced by operation of this clause (ix) and the applicable Net Cash Proceeds are not reinvested, used or applied in such period or a future period, as applicable, within the time frame required by such Section, such unutilized portion shall be added to the calculation of Excess Cash Flow for the immediately succeeding period, and

(x)        to the extent included in arriving at such Consolidated Net Income, the amount of any Project Reimbursements received by the Borrower or any of its Restricted Subsidiaries.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Accounts” means (a) payroll accounts so long as such payroll accounts are zero balance deposit accounts, (b) withholding tax and fiduciary accounts (c) other deposit accounts of the Borrower and the Restricted Subsidiaries with individual average daily balances of less than $200,000 and an aggregate balance for all such accounts of less than $1,000,000 and (d) securities accounts of the Borrower and the Restricted Subsidiaries with individual average daily balances of less than $200,000 and an aggregate balance for all such accounts of less than $1,000,000.

“Excluded Assets” means, collectively, the Excluded Assets (as defined in the Security Agreement) (excluding the assets set forth in clause (c) of the definition of “General Excluded Assets” therein) and the Excluded Assets (as defined in the Pledge Agreement).

“Excluded Taxes” has the meaning specified in Section 3.01(a).

“Existing Interest Rate Hedge Agreements” means (a) that certain 2002 Master Agreement, dated as of July 26, 2011, by and between JPMCB and Opco, together with that certain Swap Confirmation, dated as of October 3, 2012, and (b) that certain letter agreement re:

Interest Rate Swap Transaction, dated as of August 4, 2011 and revised as of August 11, 2011, by and between DBNY and the Borrower.

“Existing Letters of Credit” means the letters of credit outstanding on the Closing Date and set forth on Schedule 1.01C.

“Extended Revolving Credit Commitment” means any Class of Revolving Credit Commitments the maturity of which shall have been extended pursuant to Section 2.16.

“Extended Revolving Credit Loans” means any Revolving Credit Loans made pursuant to the Extended Revolving Credit Commitments.

“Extended Term Loans” means any Class of Term Loans the maturity of which shall have been extended pursuant to Section 2.16.

“Extension” has the meaning set forth in Section 2.16(a).

“Extension Amendment” means an amendment to this Agreement (which may, at the option of the Administrative Agent and the Borrower, be in the form of an amendment and restatement of this Agreement) among the Loan Parties, PubCo (to the extent such Extension Amendment is entered into prior to the VoteCo SPE Reorganization Date), the applicable extending Lenders, the Administrative Agent and, to the extent required by Section 2.16, the L/C Issuer and/or the Swing Line Lender implementing an Extension in accordance with Section 2.16.

“Extension Offer” has the meaning set forth in Section 2.16(a).

“Facility” means the B Term Loan Facility, any Incremental Term Loan Facility, the Revolving Credit Facility, the Swing Line Sublimit or the Letter of Credit Sublimit, as the context may require.

“Fair Market Value” means, with respect to any asset or liability, the fair market value of such asset or liability as determined by the Borrower in good faith; provided that if the fair market value is equal to or exceeds $25,000,000, such determination shall be approved by the board of ~~managers of the Borrower~~directors of PubCo.

“FATCA” means Sections 1471 through 1474 of the Code (or any amended or successor provision that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates (rounded upwards, if necessary, to the next 1/100 of 1%) on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding

Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to JPMCB, on such day on such transactions as determined by the Administrative Agent.

“Fee Letter” means the Agency Fee Letter entered into by the Borrower and the Administrative Agent.

“Fertitta Brothers” means Frank J. Fertitta III and Lorenzo J. Fertitta.

“Fertitta Entertainment” means Fertitta Entertainment LLC, a Delaware limited liability company, and its successors.

“Fertitta Family Entity” means any trust or entity one hundred percent (100%) owned and Controlled by or established for the sole benefit of, or the estate of, any of Frank J. Fertitta III or Lorenzo J. Fertitta or their spouses or lineal descendants (including, without limitation, adopted children and their lineal descendants).

“Fertitta Holder” means (a) Frank J. Fertitta III or Lorenzo J. Fertitta or any of their spouses or lineal descendants (including without limitation, adopted children and their lineal descendants) or (b) a Fertitta Family Entity.

“Fertitta Interactive Tax Sharing Agreement” means the tax sharing agreement dated November 16, 2012 by and between Opco and Fertitta Interactive LLC.

“Financial Covenant Event of Default” has the meaning specified in Section 8.01(b).

“First Amendment Effective Date” shall mean the “Effective Date” as defined in that certain First Amendment to Credit Agreement, dated as of March 18, 2014, among the Borrower, the other Loan Parties party thereto, the Administrative Agent and the Lenders party thereto.

“First Lien Debt” means, as at any date of determination, Indebtedness under this Agreement and all other Indebtedness of the types described in clauses (a), (b), (d), (e), (f), (h) and (without duplication) (i) (in the case of clause (i), as it applies to each of the foregoing clauses only) of the definition thereof of the Borrower and the Restricted Subsidiaries that is secured by Liens on any property of the Borrower or a Restricted Subsidiaries which, to the extent such property constitutes Collateral, is not junior in priority to the Lien on such property securing the Obligations.

“First Lien Leverage Ratio” means, with respect to the Borrower and the Restricted Subsidiaries on a consolidated basis, for any Test Period, the ratio of (a)  First Lien Debt as of the last day of such Test Period to (b) Consolidated EBITDA for such Test Period.

“First Test Date” means March 31, 2013.

“Foreign Lender” has the meaning specified in Section 10.15(b)(i).

“Foreign Subsidiary” of any Person means any Subsidiary of such Person that is not a Domestic Subsidiary.

“Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course.

“Funded Debt” means all Indebtedness of the Borrower and the Restricted Subsidiaries for borrowed money that matures more than one year from the date of its creation or matures within one year from such date that is renewable or extendable, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including Indebtedness in respect of the Loans.

“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time; provided however, that if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

“Gaming” or “gaming” has the meaning ascribed to such term in Nevada Revised Statutes Section 463.0153.

“Gaming Authority” means any applicable governmental, regulatory or administrative state, local or Tribal agency, authority, board, bureau, commission, department or instrumentality of any nature whatsoever involved in the supervision or regulation of casinos, gaming and gaming activities, including, without limitation, in the State of Nevada, the Nevada Gaming Commission, the Nevada State Gaming Control Board, and any of their respective successors or replacements.

“Gaming Laws” shall mean all laws, rules, regulations, orders and other enactments applicable to racing, riverboat and/or casino gaming operations or activities (including any Acquired Entity or Business of the Borrower or any of its Subsidiaries in any jurisdiction), as in effect from time to time, including the policies, interpretations and administration thereof by any Gaming Authorities, including the Nevada Gaming Control Act, as codified in Chapter 463 of the Nevada Revised Statutes, as amended from time to time, and the regulations of the Nevada Gaming Commission promulgated thereunder, as amended from time to time.

“Gaming Permits” means, collectively, every license, permit, approval, registration, finding of suitability, waiver, exemption or other authorization required to own,

operate and otherwise conduct non-restricted gaming operations granted or issued by any Gaming Authority and any other applicable Governmental Authorities.

“Governmental Approvals” means all permits, licenses, consents, approvals, declarations, concessions, orders, filings, notices, findings of suitability, entitlements, waivers, variances, certificates and other authorizations granted or issued by any Governmental Authority, including any agency(ies) of the City of North Las Vegas, Nevada, City of Las Vegas, Nevada, Clark County, Nevada, the City of Reno, Nevada, the City of Henderson, Nevada, the State of Nevada and the United States necessary for the operation of the Real Properties (including, without limitation, as required under any Gaming Laws).

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, Tribe, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, including, without limitation, all Gaming Authorities.

“Granting Lender” has the meaning specified in Section 10.07(h).

“Ground Lease Properties” means, collectively, each Real Property of which the Borrower or a Restricted Subsidiary is a tenant under a Ground Lease.

“Ground Leases” means, collectively, all leases of land and/or improvements thereon under which the Borrower or any Restricted Subsidiary is the lessee, and including all “Ground Leases” as defined in the Mortgages.

“Guarantee” means, as to any Person, without duplication, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance of such Indebtedness or other monetary obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other monetary obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or other monetary obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business, or customary and reasonable indemnity obligations entered into in connection with any acquisition or Disposition of assets permitted under this Agreement

(other than such obligations with respect to Indebtedness).  The term “Guarantee” as a verb has a corresponding meaning.

“Guaranty” means, collectively, (a) the Guaranty Agreement made by each Subsidiary Guarantor in favor of the Administrative Agent on behalf of the Secured Parties, substantially in the form of Exhibit F and (b) each other guaranty and guaranty supplement delivered pursuant to Section 6.11.

“Guaranty Supplement” has the meaning provided in the Guaranty.

“GVR” means Station GVR Acquisition, LLC, a Nevada limited liability company.

“GVR/ANC License Agreement” means that certain License Agreement, dated as of March 2, 2011, by and between ANC and GVR, together with that certain Memorandum of License Agreement, dated as of June 16, 2011, by and between ANC and GVR.

“GVR/Manager IP License Agreement” means that certain IP License Agreement, dated as of June 16, 2011, by and between GVR and GVR Manager.

“GVR/Manager Technology Systems License” means that certain Technology Systems License, dated as of June 16, 2011, by and between GVR and GVR Manager.

“GVR IP Agreements” means, collectively, the Borrower/GVR License Agreement, the GVR/ANC License Agreement, the GVR/Manager IP License Agreement and the GVR/Manager Technology Systems License.

“GVR Management Agreement” means that certain Management Agreement, dated as of June 16, 2011, by and between GVR and GVR Manager.

“GVR Management Agreement Guaranty” means that certain Guaranty, dated as of June 16, 2011, by Fertitta Entertainment in favor of GVR, as amended by that certain Amendment No. 1 to Guaranty dated as of September 28, 2012.

“GVR Management Fee Subordination Agreement” means that certain Subordination of Management Agreement dated as of the date hereof among GVR, GVR Manager and the Administrative Agent.

“GVR Manager” means FE GVR Management LLC, a Delaware limited liability company.

“GVR Manager Documents” means, collectively, the GVR Management Agreement, the Manager Allocation Agreement, the GVR Management Agreement Guaranty and the GVR Management Fee Subordination Agreement.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Hedge Bank” means any Person that is a Lender or an Affiliate of a Lender at the time it enters into a Secured Hedge Agreement (or, if the Secured Hedge Agreement is in effect on the Closing Date, is a Lender or an Affiliate of Lender on the Closing Date), in its capacity as a party thereto, and such Person’s successors and assigns.

“Holdco” means Station Holdco LLC, a Delaware limited liability company.

“Holding Companies” means~~, collectively~~ (i) prior to the VoteCo SPE Reorganization Date, Holdco and ~~VoteCo~~(ii) from and after the VoteCo SPE Reorganization Date, Holdco and the VoteCo SPE.

“Holding Company Tax Sharing Agreement” means that certain Amended and Restated Tax Distribution Agreement, dated as of March 1, 2013, between the Borrower and Holdco.

“Honor Date” has the meaning specified in Section 2.03(c)(i).

“Hotel/Casino Facilities” means, collectively, the hotel and/or gaming or casino facilities located on any Real Property, together with all pools, parking lots and other facilities and amenities related to any of the foregoing.

“Immaterial Subsidiaries” means (a) as of the Closing Date, those Subsidiaries of Borrower which are designated as such on Schedule 1.01A, and (b) each additional Subsidiary of Borrower which is hereafter designated as such from time to time by written notice to Administrative Agent in a manner consistent with the provisions of Section 6.14(b); provided that no Person shall be so designated (or in the case of clauses (a) and (b), remain) (i) if, as of the date of its designation, its Consolidated EBITDA for the then most recent period of twelve months is in excess of $5,000,000, (ii) if it owns any interest in any Core Property or any Equity Interests in Borrower or any Subsidiary Guarantor, (iii) if it owns any material assets which are used in connection with any gaming, lodging or hospitality business (other than a Tavern Business and other than gaming, lodging or hospitality businesses with 250 gaming machines or less), (iv) if it owns any Real Property required to be a Mortgaged Property hereunder, (v) if it is IP Holdco, or (vi) when any Default or Event of Default has occurred and remains continuing.

“Inaccuracy Determination” has the meaning specified in the definition of “Applicable Revolving Credit Rate.”

“Increase B Term Loan” has the meaning specified in Section 2.14(i).

“Increase B Term Loan Commitment” has the meaning specified in Section 2.14(a).

“Increase Revolving Credit Commitment” has the meaning specified in Section 2.14(a).

“Incremental Amendment” has the meaning specified in Section 2.14(g).

“Incremental Facility Closing Date” has the meaning specified in Section 2.14(h).

“Incremental Term Borrowing” means a borrowing consisting of simultaneous Incremental Term Loans of the same Series, Type and currency and, in the case of Eurodollar Loans, having the same Interest Period made by each of the applicable Incremental Term Lenders pursuant to Section 2.14.

“Incremental Term Lender” has the meaning specified in Section 2.14(j).

“Incremental Term Loan” has the meaning specified in Section 2.14(j).

“Incremental Term Loan Commitment” has the meaning specified in Section 2.14(a).

“Incremental Term Loan Facility” means the Incremental Term Loan Commitments of any Series and all Incremental Term Loans made thereunder.

“Incremental Term Loan Maturity Date” means, with respect to any Series of Incremental Term Loans, the date that the Incremental Term Loans of such Series shall become due and payable in full hereunder, as specified in the applicable Incremental Amendment, including by acceleration or otherwise (or, with respect to any Incremental Term Loans of any Lender subject to an Extension, such later date as requested by the Borrower pursuant to Section 2.16 and accepted by such Lender in respect of such Incremental Term Loans).

“Incremental Term Note” means a promissory note of the Borrower payable to any Incremental Term Lender or its registered assigns in substantially the form of Exhibit C-1, with such changes as may be necessary or appropriate to evidence Incremental Term Loans of the applicable Series, evidencing the aggregate Indebtedness of the Borrower to such Incremental Term Lender resulting from the Incremental Term Loans of such Series held or deemed held by such Incremental Term Lender.

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a)        obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b)        the maximum amount (after giving effect to any prior drawings or reductions which may have been reimbursed) of all letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person;

(c)        net obligations of such Person under any Swap Contract (or, to the extent of any related Swap Contracts entered into with the same counterparty and which provide that amounts due thereunder may be set off among such Swap Contracts, the net obligations of such Person under all such related Swap Contracts);

(d)       all obligations of such Person to pay the deferred purchase price of property or services (other than (i) trade accounts payable in the ordinary course of business and (ii) any earn-out obligation until such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP);

(e)        indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f)        all Capitalized Lease Indebtedness;

(g)        all obligations of such Person in respect of Disqualified Equity Interests;

(h)        obligations under Support Agreements; and

(i)         all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall (A) include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, except to the extent such Person’s liability for such Indebtedness is otherwise limited and only to the extent such Indebtedness would be included in the calculation of Consolidated Total Debt and (B) exclude the obligations of the Borrower under the LandCo Support Agreement.  The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value as of such date.  The amount of Indebtedness represented by Guarantees and Support Agreements shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee or Support Agreement is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith; provided that in no event shall such amount be less than the amount required to be reflected in the consolidated balance sheet of the Person providing such Guarantee or Support Agreement in accordance with GAAP (including Financial Standards Board Statement No. 5).  The amount of non-recourse Indebtedness of any Person for purposes of clause (e) shall be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the Fair Market Value of the property encumbered thereby.  Operating leases shall not constitute Indebtedness hereunder regardless of whether required to be recharacterized as Capitalized Leases pursuant to GAAP.

“Indemnified Liabilities” has the meaning specified in Section 10.05.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in clause (a) above, Other Taxes.

“Indemnitees” has the meaning specified in Section 10.05.

“Information” has the meaning specified in Section 10.08.

“Initial Restricted Payment Base Basket” has the meaning specified in Section 7.06(f).

“Intellectual Property Security Agreement” means the Intellectual Property Security Agreement, substantially in the form of Exhibit I.

“Intercompany Note” means the global intercompany note, substantially in the form of Exhibit K.

“Interest Coverage Ratio” means, with respect to the Borrower and the Restricted Subsidiaries on a consolidated basis, for any Test Period, the ratio of (i) Consolidated EBITDA for such Test Period to (ii) Consolidated Interest Expense paid in cash for such Test Period.

“Interest Payment Date” means (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the Revolving Credit Maturity Date, B Term Loan Maturity Date or Incremental Term Loan Maturity Date of the relevant Series, as applicable; provided that if any Interest Period for a Eurodollar Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; (b) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each March, June, September and December and the Revolving Credit Maturity Date, B Term Loan Maturity Date or Incremental Term Loan Maturity Date of the relevant Series, as applicable; and (c) as to any Swing Line Loan, the day that such Loan is required to be repaid.

“Interest Period” means, as to each Eurodollar Loan, the period commencing on the date such Eurodollar Loan is disbursed or converted to or continued as a Eurodollar Loan and ending (i) with respect to Borrowings prior to the date that is the earlier to occur of the thirtieth day after the Closing Date and the date upon which the Joint Lead Arrangers determine in their sole discretion that primary syndication of the Revolving Credit Facility and the Term Loans has been completed, one month after the Closing Date and (ii) with respect to any Borrowing thereafter, one, two, three or six months after the date of such Borrowing (or less than one month, with the consent of the Administrative Agent) as selected by the Borrower in its Committed Loan Notice; provided that:

(a)        any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b)        any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(c)        no Interest Period shall extend beyond the Revolving Credit Maturity Date, B Term Loan Maturity Date or Incremental Term Loan Maturity Date of the relevant Series, as applicable.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person (including by way of merger or consolidation), (b) a loan, advance or capital contribution to, Guarantee or assumption of Indebtedness of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or a substantial part of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person.  Subject to Section 6.14 (in the case of deemed Investments in Unrestricted Subsidiaries and Immaterial Subsidiaries), for purposes of covenant compliance, the amount of any Investment shall be the amount actually invested (in the case of any non-cash asset invested, taking the Fair Market Value thereof at the time the investment is made), without adjustment for subsequent increases or decreases in the value of such Investment.  For purpose hereof, the mere existence of the LandCo Support Agreement as in effect on the Closing Date shall not constitute an Investment but any payments made by the Borrower pursuant to the LandCo Support Agreement shall constitute an Investment.

“Investment Base Basket” has the meaning specified in Section 7.02(n).

“Investment Builder Basket” has the meaning specified in Section 7.02(n).

“IP Holdco” means NP IP Holdings LLC, a Nevada limited liability company.

“IP Rights” has the meaning specified in Section 5.15.

“IRS” means the United States Internal Revenue Service.

“Joint Lead Arrangers” means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement), Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, and Goldman Sachs Lending Partners LLC, in its capacity as Joint Lead Arranger and Joint Book Runner hereunder.

“JPMCB” means JPMorgan Chase Bank, N.A. and any successor thereto by merger, consolidation or otherwise.

“Junior Financing” has the meaning specified in Section 7.13(a).

“Junior Financing Documentation” means any documentation governing any Junior Financing.

“Land” means the land included in or underlying each of the Real Properties.

“LandCo” means CV PropCo, LLC, a Nevada limited liability company.

“LandCo Cost Allocation Agreement” means that certain Cost Sharing Agreement, dated as of June 16, 2011, by and among the Borrower, LandCo, LandCo Holdings, NP Tropicana LLC and any other parties signatory thereto.

“LandCo Credit Agreement” means (a) that certain Amended and Restated Credit Agreement, dated as of June 16, 2011, among LandCo, the lenders party thereto and DBCI, as administrative agent and (b) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any Indebtedness or other financial accommodation that has been incurred to extend, renew, refinance or replace (whether by the same or different banks) in whole or in part (under one or more agreements) the Indebtedness and other obligations outstanding under the LandCo Credit Agreement referred to in clause (a) above or any other agreement or instrument referred to in this clause (b).

“LandCo Holdings” means NP Landco Holdco LLC, a Nevada limited liability company.

“LandCo Holdings LLC Agreement” means the  Amended and Restated Limited Liability Company Agreement of NP Landco Holdco LLC dated June 16, 2011.

“LandCo Loan Documents” means the Loan Documents (as defined in the LandCo Credit Agreement).

“LandCo Support Agreement” means that certain Limited Support Agreement and Recourse Guaranty, dated as of June 16, 2011, executed by the Borrower.

“Laws” means, collectively, all international, foreign, tribal, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law (including any Gaming Law or Liquor Law).

“L/C Advance” means, with respect to each Revolving Credit Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Pro Rata Share.

“L/C Back-Stop Arrangements” has the meaning provided in Section 2.15(a).

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Credit Borrowing.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof.

“L/C Issuer” means DBNY and any other Lender that becomes an L/C Issuer in accordance with Section 2.03(k) or 10.07(j), in each case, in its capacity as an issuer of Letters of Credit (including Existing Letters of Credit) hereunder, or any successor issuer of Letters of Credit hereunder.

“L/C Obligations” means, as at any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings.

“Leasehold Estate” means the estate in the applicable Real Properties created by each Ground Lease.

“Lender” means each Person from time to time party hereto as a Lender, including any Person that becomes party hereto pursuant to an Assignment and Assumption or an Incremental Amendment and, as the context requires, includes each L/C Issuer and the Swing Line Lender, and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a “Lender.”

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

“Letter of Credit” means any Existing Letters of Credit or letter of credit issued hereunder.  A Letter of Credit may be a commercial letter of credit or a standby letter of credit.

“Letter of Credit Application” means (i) with respect to DBNY as L/C Issuer, an application in the form of Exhibit N hereto, as may be updated from time to time by notice of DBNY, as L/C Issuer to the Borrower and (ii) with respect to any other L/C Issuer, an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the relevant L/C Issuer.

“Letter of Credit Expiration Date” means the day that is five (5) Business Days prior to the Revolving Credit Maturity Date (or, if such day is not a Business Day, the next preceding Business Day).

“Letter of Credit Exposure” means, at any time, the L/C Obligations at such time.  The Letter of Credit Exposure of any Revolving Credit Lender at any time shall be its Pro Rata Share of the L/C Obligations at such time.

“Letter of Credit Sublimit” means an amount equal to the lesser of (a) $35,000,000 (provided that a Defaulting Lender’s Pro Rata Share of the L/C Obligations

subject to L/C Back-Stop Arrangements shall not apply to reduce this $35,000,000 sublimit) and (b) the aggregate amount of the Revolving Credit Commitments.  The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Credit Facility.

“LIBO Rate” means, with respect to any Eurodollar Loan for any Interest Period, the rate for eurodollar deposits for a period equal to one, two, three or six months (as selected by the Borrower) appearing on Reuters Screen LIBOR01 Page at approximately 11:00 a.m. (London Time) on the date two Business Days prior to the beginning of such Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “LIBO Rate” shall be the interest rate per annum determined by the Administrative Agent to be the average of the rates per annum at which deposits in dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the beginning of such Interest Period.  For the avoidance of doubt, the LIBO Rate may not be less than zero.

“License Revocation” means (i) the denial, revocation or suspension of any Material Nevada Governmental Approval of ~~a Manager, Fertitta Entertainment~~PubCo or any Loan Party by any Governmental Authority; or (ii) the filing of a disciplinary complaint by a Governmental Authority seeking the denial, revocation or suspension of any Material Nevada Governmental Approval of ~~a Manager, Fertitta Entertainment~~PubCo or any Loan Party; provided that each of ~~a Manager, Fertitta Entertainment~~PubCo and the applicable Loan Parties shall have the greater of (a) ninety (90) days from the date of filing of such disciplinary complaint or (b) such time period as may be granted by the applicable Governmental Authority to cure any event or deficiency giving rise to the filing of such disciplinary complaint such that the complaint is dismissed or settled without a denial, revocation or suspension of such Material Nevada Governmental Approval.  Notwithstanding any applicable cure period set forth in clause (ii) above, if a Material Nevada Governmental Approval of ~~a Manager, Fertitta Entertainment~~PubCo or any Loan Party is denied, revoked or suspended by any Governmental Authority, a “License Revocation” shall be deemed to have occurred on the effective date of such denial, revocation or suspension. Notwithstanding the foregoing, the denial, revocation or suspension of any Material Nevada Governmental Approval held by Fertitta Entertainment or any Subsidiary thereof in respect of the management of the Wild Wild West gaming facility owned by NP Tropicana LLC shall not constitute a License Revocation for any purpose under this Agreement or the other Loan Documents.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Capitalized Lease having substantially the same economic effect as any of the foregoing).

“Liquidity” means, at any date of determination, the sum of Unrestricted cash and Cash Equivalents of the Borrower and its Restricted Subsidiaries on such date plus the ~~Manager Reserves on such date plus the~~ Availability on such date.

“Liquor Authorities” means, in any jurisdiction in which the Borrower or any of its Subsidiaries sells and distributes liquor, the applicable alcoholic beverage commission or other Governmental Authority responsible for interpreting, administering and enforcing the Liquor Laws.

“Liquor Laws” means the Laws applicable to or involving the sale and distribution of liquor by the Borrower or any of its Subsidiaries in any jurisdiction, as in effect from time to time, including the policies, interpretations and administration thereof by the applicable Liquor Authorities.

“Loan” means an extension of credit by a Lender to the Borrower under Article 2 in the form of a B Term Loan, Incremental Term Loan, Revolving Credit Loan or a Swing Line Loan.

“Loan Documents” means, collectively, (i) this Agreement, (ii) the Notes, (iii) the Guaranty, (iv) the Collateral Documents, (v) each Letter of Credit Application, (vi) the Intercompany Note, (vii) each Incremental Amendment, (viii) other than for the purposes of Section 10.01, the Fee Letter, (ix) the Management Fee Subordination Agreements and (x) any other document or certificate executed by any Loan Party, PubCo or other provider of credit support in respect of the Obligations for the benefit of any Agent, any Lender or any other Secured Party in connection with this Agreement or any other Loan Document.  Notwithstanding the foregoing, Secured Hedge Agreements and Cash Management Agreements shall not be deemed to be Loan Documents.

“Loan Parties” means, collectively, the Borrower, each Restricted Subsidiary and each Holding Company.

“Majority Revolving Lenders” means those Revolving Credit Lenders (other than Defaulting Lenders) which would constitute the Required Lenders under, and as defined in, this Agreement if all outstanding Obligations with respect to the Term Loans were repaid in full.

“Management Agreement Guaranties” means, collectively, the Opco Management Agreement Guaranty, the GVR Management Agreement Guaranty, the Borrower Management Agreement Guaranty and the Additional Management Agreement Guaranties.

“Management Agreements” means, collectively, the Opco Management Agreement, the GVR Management Agreement, the Borrower Management Agreement and the Additional Management Agreements.

“Management Fee Subordination Agreements” means, collectively, the GVR Management Fee Subordination Agreement, the Opco Management Fee Subordination Agreement, the Borrower Management Fee Subordination Agreement and the Additional Management Fee Subordination Agreements.

“Manager” means the manager under any of the Management Agreements.

“Manager Allocation Agreement” means that certain Manager Allocation Agreement, dated June 16, 2011, by and among Fertitta Entertainment, the Borrower, Opco

Manager, GVR Manager, Borrower Manager and certain other Subsidiaries of Fertitta Entertainment.

“Manager Documents” means, collectively, the GVR Manager Documents, the Opco Manager Documents, the Borrower Manager Documents and the Additional Manager Documents.

~~“Manager Reserves” means, at any date, amounts that have been designated by the Manager on behalf of the Borrower and the Restricted Subsidiaries in accordance with any Management Agreement as reserved for use by the Borrower and the Restricted Subsidiaries at such times when Revolving Credit Borrowings cannot be made, including, without limitation, amounts reserved for the Working Capital Requirement (as defined in the Management Agreements) or under the Reserve Fund (as defined in the Management Agreements); provided that Manager Reserves shall not at any time exceed $16,000,000.~~

“Master Agreement” has the meaning specified in the definition of “Swap Contract.”

“Material Adverse Effect” means any change, occurrence, event, circumstance or development that has had or could reasonably be expected to have a material adverse effect on (a) the business, property, condition (financial or otherwise), operation or performance of the Borrower and its Restricted Subsidiaries, taken as a whole, (b) the ability of the Borrower ~~and~~, the other Loan Parties and PubCo, taken as a whole, to perform their obligations under the Loan Documents, (c) the validity or enforceability of any of the Loan Documents or the rights and remedies of the Administrative Agent and other Secured Parties or (d) the Liens in favor of the Administrative Agent on the Collateral or the priority of such Liens.

“Material Contracts” means, collectively, (i) each of the Manager Documents, the Subsidiary Cost Allocation Agreements, the Holding Company Tax Sharing Agreement and the Subsidiary Tax Sharing Agreements, (ii) the Non-Compete Agreement, (iii) each agreement of the Borrower or any of its Restricted Subsidiaries evidencing Indebtedness (other than any intercompany Indebtedness among the Borrower and the Restricted Subsidiaries) for borrowed money in an amount equal to or greater than the Threshold Amount, (iv) each of the Borrower IP Agreements, Opco IP Agreements and GVR IP Agreements (other than the Affiliated IP Agreements), and (v) each other contract set forth on Schedule 1.01E, in each case as in effect on the date hereof or as amended, restated, supplemented or otherwise modified in accordance with the provisions of the Loan Documents.

“Material Nevada Governmental Approval” means, collectively, (i) any Governmental Approval the denial, revocation or suspension of which would have a Material Adverse Effect and (ii) any Nevada Gaming License, in each case, issued by any Governmental Authority including any agency(ies) of the City of North Las Vegas, Nevada; the City of Las Vegas, Nevada; the City of Reno, Nevada; the City of Henderson, Nevada; Clark County, Nevada; or the State of Nevada (including any Nevada Gaming Authority).

“Material Real Property Lease” means (i) any Real Property Lease to a single Tenant covering 10,000 square feet or more of rentable area of any individual property and (ii)

the Material Real Property Leases (including all amendments and supplements thereto) designated as such on Schedule 5.08(f); provided that no Real Property Lease that relates solely to a restaurant, movie theatre, bowling alley, ice rink, bar or night club or relates solely to a short-term lease of a parking lot shall constitute a Material Real Property Lease.

“Maximum Rate” has the meaning specified in Section 10.10.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Mortgage” means, collectively, the deeds of trust, trust deeds, hypothecs and mortgages made by the Loan Parties in favor or for the benefit of the Administrative Agent on behalf of the Secured Parties substantially in the form of Exhibit H (with such changes as may be customary to account for local Law matters), and any other mortgages executed and delivered pursuant to Section 6.11 or 6.13.

“Mortgage Policies” has the meaning specified in Section 6.13(b)(ii).

“Mortgaged Properties” has the meaning specified in paragraph (g) of the definition of “Collateral and Guarantee Requirement.”  On the Closing the Mortgaged Properties shall be those properties described on Schedule 1.01B.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“Native American Contracts” means (a) each contract listed under the heading “Native American Contracts” on Schedule 1.01H, and (b) any other agreements (including, without limitation, management agreements, development agreements and loan documents) with Tribes related to the development, construction, management or operation of gaming, lodging and other related businesses.

“Native American Investment Rollover Amount” has the meaning specified in Section 7.02(p).

“Native American Investments” means Investments in the form of (i) loans or advances or (ii) specified required payments, in any case by Native American Subsidiaries pursuant to a Native American Contract.

“Native American Subsidiary” means (a) as of the Closing Date, those Subsidiaries of the Borrower which are designated as such on Schedule 1.01D and (b) each additional Subsidiary of the Borrower which is hereafter designated as such from time to time by written notice to the Administrative Agent in a manner consistent with the provisions of Section 6.14(b); provided that no such Subsidiary shall be (or, in the case of clauses (i) and (ii), remain) so designated (i) unless at all times such Subsidiary is engaging exclusively in the business of managing, constructing, developing, servicing, and otherwise supporting gaming, lodging and other related businesses under the auspices of a Tribe in connection with a Native American Contract, (ii) unless at all times neither it nor any of its Subsidiaries owns (x) any interest in any Core Property or any Equity Interests in any Person that is not itself a Native American Subsidiary or (y) any other material asset other than Real Property (and improvements thereon), contracts and related contract rights and other general intangibles, promissory notes and cash and Cash Equivalents or (iii) when any Default has occurred and is continuing.  Solely for the purposes of (i) the definition of “Excluded Assets” set forth in the Pledge Agreement and (ii) clause (c) of the definition of “Collateral and Guarantee Requirement” set forth herein, “Native American Subsidiary” shall include any Person (other than a Subsidiary) in which the Borrower or a Restricted Subsidiary holds an Equity Interest that is designated as such by the Borrower; provided that (A) no such Person shall be (or remain) so designated unless (x) at all times such Person is engaging exclusively in the business of managing, constructing, developing, servicing, and otherwise supporting gaming, lodging and other related businesses under the auspices of a Native American tribe, band or other forms of government, and (y) at all times neither it nor any of its Subsidiaries owns any Equity Interests in any Person that is not itself designated as a “Native American Subsidiary” pursuant to this sentence and (B) Borrower shall not make such designation if a Default has occurred and is continuing.

“Net Cash Proceeds” means:

(a)        with respect to the Disposition of any asset by the Borrower or any Restricted Subsidiary or any Casualty Event, the remainder, if any, of (i) the sum of cash and Cash Equivalents received in connection with such Disposition or Casualty Event (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received and, with respect to any Casualty Event, any insurance proceeds or condemnation awards in respect of such Casualty Event actually received by or paid to or for the account of the Borrower or any Restricted Subsidiary) minus (ii) the sum of (A) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness that is secured by the asset subject to such Disposition or Casualty Event and that is required to be repaid (and is timely repaid) in connection with such Disposition or Casualty Event (other than Indebtedness under the Loan Documents), (B) the reasonable out-of-pocket expenses (including attorneys’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees) actually incurred by the Borrower or such Restricted Subsidiary in connection with such Disposition or Casualty Event, (C) taxes paid or reasonably estimated to be actually payable in connection therewith, and (D) any reserve for adjustment in respect of (x) the sale price of such asset or assets established in accordance with GAAP and (y) any liabilities associated with such asset or assets and retained by the Borrower or any Restricted Subsidiary after such sale or other Disposition thereof, including pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction and it being understood that “Net Cash Proceeds” shall include any cash or Cash Equivalents (i) received upon the Disposition of any non-cash consideration received by the Borrower or any Restricted Subsidiary in any such Disposition and (ii) upon the reversal (without the satisfaction of any applicable liabilities in cash in a corresponding amount) of any reserve described in clause (D) of this clause (a) or, if such liabilities have not been satisfied in cash and such reserve is not reversed within three hundred and sixty-five (365) days after such Disposition or Casualty Event, the amount of such reserve; provided that, no such net cash proceeds shall constitute Net Cash Proceeds under this clause (a) in any fiscal year until the aggregate amount of all such net cash proceeds in such fiscal year shall exceed $15,000,000 (and thereafter only net cash proceeds in excess of such amount shall constitute Net Cash Proceeds under this clause (a));

(b)        with respect to the incurrence or issuance of any Indebtedness by the Borrower or any Restricted Subsidiary, the remainder, if any, of (i) the sum of the cash received by the Borrower or such Restricted Subsidiary in connection with such incurrence or issuance minus (ii) the investment banking fees, underwriting discounts, commissions, costs and other reasonable out-of-pocket expenses and other customary expenses, incurred by the Borrower or such Restricted Subsidiary in connection with such incurrence or issuance;

(c)        with respect to the sale or issuance of any Equity Interests by, or any capital contribution to, any Person (including any Permitted Equity Issuance), an amount equal to the remainder, if any, of (i) the sum of the cash received by such Person in connection with such sale, issuance or contribution minus (ii) the investment banking fees, underwriting discounts, commissions, costs and other reasonable out-of-pocket expenses and other customary expenses, incurred by such Person in connection with such sale, issuance or contribution; and

(d)       with respect to any Project Reimbursement received by the Borrower or any of their Restricted Subsidiaries, the sum of the cash received by the Borrower or such Restricted Subsidiary constituting a Project Reimbursement, net of any reasonable reserves for taxes or equivalent payments required to be paid by the Borrower and the Restricted Subsidiaries.

“Nevada Gaming License” means all licenses, consents, permits, approvals, authorizations, registrations, findings of suitability, franchises and entitlements issued by any Nevada Gaming Authority necessary for or relating to the conduct of activities under the Gaming Laws within the State of Nevada.

“New Property” means, with respect to any period, any new hotel and/or casino and related amenities (as opposed to any expansion to existing properties) owned (including, pursuant to long term ground leases) by the Borrower or its Restricted Subsidiaries and opened for business to the public by the Borrower or its Restricted Subsidiaries during such period.

“New Property EBITDA” means, with respect to any New Property for any period, the amount for such period of Consolidated EBITDA of such New Property (determined as if references to the Borrower and the Restricted Subsidiaries in the definition of “Consolidated EBITDA” (and in the component financial definitions used therein) were references to the Person that owns such New Property and its applicable Subsidiaries), all as determined on a consolidated basis for such New Property; provided that, for any period, if the New Property was not opened on the first day of such period, then the New Property EBITDA for such period shall be equal to (i) the actual Consolidated EBITDA for such New Property during such period as determined above, divided by (ii) the number of days during such period from and after the opening of such New Property, times (iii) the total number of days in such period.

“Non-Cash Charges” means (a) non-cash losses on asset sales, disposals or abandonments, (b) any non-cash impairment charge or asset write-off related to intangible assets, long-lived assets, and investments in debt and equity securities pursuant to GAAP, (c) all non-cash losses from investments recorded using the equity method, (d) stock-based awards compensation expense, and (e) other non-cash charges (provided that if any non-cash charges referred to in this clause (e) represent an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA or Excess Cash Flow, as applicable, to such extent, and excluding amortization of a prepaid cash item that was paid in a prior period).

“Non-Compete Agreement” means that certain Non-Competition Agreement, dated as of June 16, 2011, among the Borrower, Station Holdco LLC, Fertitta Entertainment, the GVR Manager, the Opco Manager, the Borrower Manager, Frank J. Fertitta III, Lorenzo J. Fertitta, German American Capital Corporation and JPMCB.

“Non-Consenting Lenders” has the meaning specified in Section 3.07(d).

“Nonrenewal Notice Date” has the meaning specified in Section 2.03(b)(iii).

“Not Otherwise Applied” means, with reference to any amount of Net Cash Proceeds of any Permitted Equity Issuance, Project Reimbursements or returns or refunds of Qualified Investments or of Cumulative Excess Cash Flow (and Excess Cash Flow) that such amount (a) was not required to be applied to prepay the Loans pursuant to Section 2.05(b)~~,~~ and (b) was not previously taken into account in permitting a transaction under the Loan Documents where such permissibility is (or may have been) contingent on receipt of such amount or utilization of such amount for a specified purpose~~, and (c) with respect to any Permitted Equity Issuances, was not used to make an Investment pursuant to Section 7.02(u)~~.  For the avoidance of doubt, the aggregate amount of Investments, Restricted Payments, and prepayments of Junior Financing made in reliance on the amount of such Net Cash Proceeds or Cumulative Excess Cash Flow, as applicable, pursuant to Sections 7.02(n), 7.06(f) and/or 7.13(a) shall reduce the amount “Not Otherwise Applied” of any such Net Cash Proceeds or Cumulative Excess Cash Flow, as applicable.  The Borrower shall promptly notify the Administrative Agent of any application of such amount as contemplated by (b) above.

“Note” means a B Term Note, an Incremental Term Note, a Revolving Credit Note or a Swing Line Note, as the context may require.

“Notice of Intent to Cure” has the meaning specified in Section 6.02(b).

“NPL” means the National Priorities List under CERCLA.

“Obligations” means all (x) advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party ~~and~~, its Subsidiaries and PubCo arising under any Loan Document or with respect to any Commitment, Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising, (y) obligations of any Loan Party and its Subsidiaries arising under any Secured Hedge Agreement and (z) Cash Management Obligations and including, in each of clauses (x), (y) and (z), interest, fees and expenses that accrue after the commencement by or against any Loan Party ~~or~~, Subsidiary or PubCo of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, fees and expenses are allowed claims in such proceeding.  Without limiting the generality of the foregoing, the Obligations of the Loan Parties and PubCo under the Loan Documents (and of their Subsidiaries to the extent they have obligations under the Loan Documents) include (a) the obligation (including guarantee obligations) to pay principal, premium, interest, Letter of Credit commissions, reimbursement obligations, charges, expenses, fees, Attorney Costs, indemnities and other amounts payable by any Loan Party ~~or~~, its Subsidiaries or PubCo under any Loan Document and (b) the obligation of any Loan Party ~~or~~, any of its Subsidiaries or PubCo to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party ~~or~~, such Subsidiary or PubCo.

“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“Opco” means NP Opco LLC, a Nevada limited liability company.

“Opco/IP Holdco License Agreement” means that certain IP Holdco to Opco IP License Agreement, dated as of June 17, 2011, by and between IP Holdco and Opco, as amended by that certain Amendment No. 1 to IP Holdco to Opco IP License Agreement dated as of September 28, 2012.

“Opco/IP Holdco Trademark License Agreement” means that certain IP Holdco to Opco Trademark License Agreement, dated as of June 17, 2011, by and between IP Holdco and Opco, as amended by that certain Amendment No. 1 to IP Holdco to Opco Trademark License Agreement dated as of September 28, 2012.

“Opco/Manager IP License Agreement” means that certain IP License Agreement, dated as of June 16, 2011, by and between Opco and Opco Manager.

“Opco/Manager Technology Systems License Agreement” means that certain Technology Systems License, dated as of June 16, 2011, by and between Opco and Opco Manager.

“Opco Holdings” means NP Opco Holdings LLC, a Nevada limited liability company.

“Opco IP Agreements” means, collectively, the Opco/IP Holdco License Agreement, the Opco/IP Holdco Trademark License Agreement, the Opco/Manager IP License Agreement and the Opco/Manager Technology Systems License Agreement.

“Opco Management Agreement” means that certain Management Agreement, dated June 16, 2011, by and among Opco, the Opco Manager and certain Subsidiaries of Opco.

“Opco Management Agreement Guaranty” means that certain Guaranty, dated June 16, 2011, executed by Fertitta Entertainment in favor of Opco, as amended by that certain Amendment No. 1 to Guaranty dated as of September 28, 2012.

“Opco Management Fee Subordination Agreement” means that certain Subordination of Management Agreement, dated as of the date hereof, among Opco, the Opco Manager and the Administrative Agent.

“Opco Manager” means FE Opco Management LLC, a Delaware limited liability company.

“Opco Manager Documents” means, collectively, the Opco Management Agreement, the Manager Allocation Agreement, the Opco Management Agreement Guaranty and the Opco Management Fee Subordination Agreement.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and, if applicable any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Original Financing Agreements” means (a) that certain Credit Agreement, dated as of June 16, 2011, among the Borrower, DBCI, as administrative agent, the lenders from time to time party thereto, DBNY, as the letter of credit issuer, and Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as joint lead arrangers and joint book runners; (b) that certain Credit Agreement, dated as of September 28, 2012, among Opco, GVR, the lenders from time to time party thereto, DBCI, as administrative agent, DBNY, as the letter of credit issuer, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arranger, joint book runner and syndication agent, Deutsche Bank Securities Inc., as joint lead arranger and joint book runner, and J.P. Morgan Securities LLC and Credit Suisse Securities (USA) LLC, as joint lead arrangers, joint book runners and co-documentation agents; and (c) that certain Indenture, dated as of January 3, 2012, among the Borrower, Boulder LLC, Palace LLC, Red Rock LLC, Sunset LLC, NP Development LLC, NP Losee Elkhorn Holdings LLC and Wells Fargo Bank, National Association, as trustee.

“Other Taxes” has the meaning specified in Section 3.01(b).

“Outstanding Amount” means (a) with respect to the Term Loans, Revolving Credit Loans and Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Term Loans, Revolving Credit Loans (including any refinancing of outstanding unpaid drawings under Letters of Credit or L/C Credit Extensions as a Revolving Credit Borrowing) or Swing Line Loans, as

the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the aggregate outstanding amount thereof on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes thereto as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit (including any refinancing of outstanding unpaid drawings under Letters of Credit or L/C Credit Extensions as a Revolving Credit Borrowing) or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

“Palace LLC” means NP Palace LLC, a Nevada limited liability company.

“Participant” has the meaning specified in Section 10.07(e).

“Participant Register” has the meaning specified in Section 10.07(e).

“Patriot Act” has the meaning specified in Section 5.26.

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Section 412 of the Code or Section 302 or Title IV of ERISA and is sponsored or maintained by any Loan Party or any ERISA Affiliate or to which any Loan Party or any ERISA Affiliate contributes or has an obligation to contribute.

“Permits” means any and all franchises, licenses, leases, permits, approvals, notifications, certifications, registrations, authorizations, exemptions, qualifications, easements, rights of way, Liens and other rights, privileges and approvals required under any applicable Law (including, without limitation, Gaming Permits and permits required under Liquor Laws).

“Permitted Acquisition” has the meaning specified in Section 7.02(i).

“Permitted Equity Issuance” means ~~(i)~~ any issuance of Qualified Equity Interests by any one or more of the Borrower, the Holding Companies ~~prior to a~~or PubCo after the Qualified IPO ~~by the Borrower, (ii) any issuance of Qualified Equity Interests by the Borrower or Holdco in respect of a Qualified IPO, (iii) any issuance of Qualified Equity Interests by the Borrower following a Qualified IPO by the Borrower, and (iv) any issuance of Qualified Equity Interests by the Borrower to a Holding Company prior to a Qualified IPO by the Borrower.~~.

“Permitted Lien” means each Lien permitted under Section 7.01.

“Permitted Refinancing” means, with respect to any Person, any modification, refinancing, replacement, refunding, renewal or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, replaced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, replacement, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder, (b) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.03(e), such modification, refinancing, replacement, refunding, renewal or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, replaced, refunded, renewed or extended, (c) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.03(e), at the time thereof, no Event of Default shall have occurred and be continuing, and (d) if such Indebtedness being modified, refinanced, replaced, refunded, renewed or extended is Indebtedness permitted pursuant to Section 7.03(b), 7.03(o) or 7.13(a), (i) to the extent such Indebtedness being modified, refinanced, replaced, refunded, renewed or extended is subordinated in right of payment to the Obligations, such modification, refinancing, replacement, refunding, renewal or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, replaced, refunded, renewed or extended, (ii) to the extent such Indebtedness being modified, refinanced, replaced, refunded, renewed or extended is secured by Liens that are subordinated to the Liens securing the Obligations, such modification, refinancing, replacement, refunding, renewal or extension is unsecured or secured by Liens that are subordinated to the Liens securing the Obligations on terms at least as favorable to the Lenders as those contained in the documentation (including any intercreditor or similar agreements) governing the Indebtedness being modified, refinanced, replaced, refunded, renewed or extended, (iii) the terms and conditions of any such modified, refinanced, replaced, refunded, renewed or extended Indebtedness, taken as a whole, are not materially less favorable to the interests of the Lenders than the terms and conditions of the Indebtedness being modified, refinanced, replaced, refunded, renewed or extended; provided that a certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness and drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower within such five Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees) and (iv) such modification, refinancing, replacement, refunding, renewal or extension is incurred by the Person who is the obligor of the Indebtedness being modified, refinanced, replaced, refunded, renewed or extended.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established by any Loan Party or, with respect to any such plan that is subject to Section 412 of the Code or Section 302 or Title IV of ERISA, any ERISA Affiliate.

“Platform” has the meaning specified in Section 6.02.

“Pledge Agreement” means, collectively, the Pledge Agreement executed by the Holding Companies, the Borrower and the Subsidiary Guarantors (other than Immaterial Subsidiaries), substantially in the form of Exhibit G-2, as amended by that certain First Amendment to Pledge Agreement, dated as of the Second Amendment Effective Date, as supplemented by that certain Pledge Agreement Supplement, dated as of the Second Amendment Effective Date, and as may be amended or supplemented by the VoteCo SPE Pledge Joinder, together with each other Pledge Agreement Supplement executed and delivered pursuant to Sections 6.11 and 6.13.

“Pledge Agreement Supplement” has the meaning specified in the Pledge Agreement.

“Post-Acquisition Period” means, with respect to any Permitted Acquisition or conversion of an Unrestricted Subsidiary to a Converted Restricted Subsidiary, the period beginning on the date such Permitted Acquisition or conversion of an Unrestricted Subsidiary to a Converted Restricted Subsidiary is consummated and ending on the last day of the fourth full consecutive fiscal quarter immediately following the date on which such Permitted Acquisition or conversion of an Unrestricted Subsidiary to a Converted Restricted Subsidiary is consummated.

“Pre-Opening Expenses” means, with respect to any fiscal period, the amount of expenses (other than Consolidated Interest Expense) classified as “pre-opening expenses” on the applicable financial statements of the Borrower and its Restricted Subsidiaries for that period, prepared in accordance with GAAP consistently applied.

“Prime Rate” means the rate of interest per annum publicly announced from time to time by DBNY as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective as of the opening of business on the date such change is publicly announced as being effective.  The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually available.

“Principal BlockerCos” means PB Investor I LLC, a Delaware limited liability company, and PB Investor II LLC, a Delaware limited liability company.

“Pro Forma Adjustment” means, for any Test Period that includes all or any part of a fiscal quarter included in any Post-Acquisition Period, with respect to the Acquired EBITDA of the applicable Acquired Entity or Business or a Converted Restricted Subsidiary or the Consolidated EBITDA of the Borrower, the pro forma increase or decrease in such Acquired EBITDA or such Consolidated EBITDA, as the case may be, projected by the Borrower in good faith as a result of actions taken during such Post-Acquisition Period for the purposes of realizing reasonably identifiable and factually supportable cost savings in connection with the combination of the operations of such Acquired Entity or Business or such Converted Restricted Subsidiary with the operations of the Borrower and the Restricted Subsidiaries, net of, in the case of any increase in such Acquired EBITDA or Consolidated EBITDA, the amount of actual benefits realized during such Test Period from such actions; provided that for purposes of projecting such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA, as the case may be, it may be assumed that the cost savings related to actions taken during such Post-Acquisition Period will be realizable during the entirety of such Test Period; provided further, however, that (A) such cost savings shall be projected by the Borrower in good faith to be realized within such Post-Acquisition Period, (B) such cost savings must be able to be accounted for as adjustments pursuant to Article 11 of Regulation S-X under the Securities Act, (C) any cost savings that are not actually realized during such Post-Acquisition Period may no longer be included as a “Pro Forma Adjustment” after the end of the last day of such Post-Acquisition Period, (D) such actions giving rise to such cost savings shall actually have been taken during the Post-Acquisition Period, (E) no amounts included shall be included in the determination of the “Pro Forma Adjustment” to the extent duplicative of any amounts that are otherwise added back in computing Consolidated EBITDA with respect to such period, and (F) no Pro Forma Adjustment shall be added back in the computation of Consolidated EBITDA for such Test Period for purposes of calculating the Applicable ECF Percentage.

“Pro Forma Basis”, “Pro Forma Compliance” and “Pro Forma Effect” mean, with respect to compliance with any test or covenant hereunder, that (A) to the extent applicable, the Pro Forma Adjustment shall have been made and (B) all Specified Transactions and the transactions described below in connection therewith (including the incurrence of Indebtedness in connection with such Specified Transaction) shall be deemed to have occurred as of the first day of the applicable period of measurement in such test or covenant.  Without limiting the generality of the foregoing, all income statement items (whether positive or negative) attributable to the property or Person subject to such Specified Transaction, (i) in the case of a Disposition of all or substantially all Equity Interests in any Subsidiary of the Borrower or any division, product line, or facility used for operations of the Borrower or any of its Subsidiaries, shall be excluded, and (ii) in the case of a Permitted Acquisition, conversion of an Unrestricted Subsidiary to a Converted Restricted Subsidiary or Investment described in the definition of “Specified Transaction”, shall be included.  With respect to any Indebtedness (other than intercompany Indebtedness among the Borrower and the Subsidiary Guarantors) incurred or assumed by the Borrower or any of the Restricted Subsidiaries that has a floating or formula rate, such Indebtedness shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination.  Notwithstanding the foregoing, without limiting the application of the Pro Forma Adjustment pursuant to clause (A) above, the foregoing pro forma adjustments may be applied to any such test or covenant solely to the extent that such adjustments are consistent with the definition of “Consolidated EBITDA” and give effect to events (including operating expense reductions) that are (i) (x) directly attributable to such transaction, (y) expected to have a continuing impact on the Borrower and the Restricted Subsidiaries and (z) factually supportable or (ii) otherwise consistent with the definition of “Pro Forma Adjustment”.  In the case of any determination of Pro Forma Compliance with, or any calculation on a Pro Forma Basis of, the financial covenants set forth in Section 7.11 pursuant to Sections 2.14, 6.14(a), 7.02(i)(B), 7.02(i)(D), 7.02(n), 7.02(v), 7.03(e), 7.03(o) and 7.06(f) prior to the occurrence of the First Test Date, such determination or calculation shall be made using the covenant levels applicable to the Test Period ending March 31, 2013.

“Pro Rata Share” means (i) with respect to each Revolving Credit Lender at any time a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Revolving Credit Commitment of such Revolving Credit Lender at such time and the denominator of which is the amount of the Aggregate Commitments of all

Revolving Credit Lenders under the Revolving Credit Facility at such time; provided that if such Revolving Credit Commitment has been terminated, then the Pro Rata Share of each Revolving Credit Lender shall be determined based on the Pro Rata Share of such Revolving Credit Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof; provided further, that when a Defaulting Lender shall exist, “Pro Rata Share” shall be adjusted as provided in Section 2.15, (ii) with respect to each B Term Lender at any time a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the aggregate outstanding principal amount of the B Term Loans of such B Term Lender at such time and the denominator of which is the aggregate outstanding principal amount of all B Term Loans of all B Term Lenders at such time, and (iii) with respect to each Incremental Term Lender having Incremental Term Loans of a particular Series at any time a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the aggregate outstanding principal amount of the Incremental Term Loans of such Series of such Incremental Term Lender at such time and the denominator of which is the aggregate outstanding principal amount of all Incremental Term Loans of such Series of all Incremental Term Lenders at such time.

“Project Reimbursements” means any amounts received by the Borrower or any of the Borrower’s Restricted Subsidiaries after the Closing Date in repayment of any loan or advance made by it to the Federated Indians of Graton Rancheria, the North Fork Rancheria of Mono Indians or any other Tribe (or any instrumentality of any such Tribe) pursuant to any Native American Contract relating to a project and, for the avoidance of doubt, including any interest, earnings or other returns on such loan or advance paid by the applicable Tribe or instrumentality thereof.

“Projections” has the meaning set forth in Section 6.01(f).

“PubCo” means Red Rock Resorts, Inc., a Delaware corporation.

“Public Lender” has the meaning specified in Section 6.02.

“Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests.

~~“Qualified IPO” means a “Qualified Public Offering” as defined in the Equityholders Agreement, dated as of June 16, 2011, among Holdco and each holder of Equity Interests thereof, VoteCo and each holder of Equity Interests thereof, the Borrower and its Subsidiaries and the Fertitta Brothers, as in effect on the Closing Date (as if each reference to “Newco” in such definition were a reference to either the Borrower or Holdco) pursuant to a registration statement (other than on Form S-8 or any other form relating to securities issuable under any benefit plan of the Borrower or Holdco) that is declared effective by the SEC and results in Net Cash Proceeds received by the Borrower or Holdco (which are contributed to the Borrower) of at least $75,000,000.~~

“Qualified IPO” means the initial public offering of PubCo stock and other related transactions described in the Form S-1 Registration Statement filed by PubCo with the SEC (File No. 333-207397).

“Qualifying Investments” means Investments made by the Borrower and its Restricted Subsidiaries and either outstanding on the Closing Date or made after the Closing Date in accordance with Section 7.02 hereof, provided however, that Qualifying Investments shall exclude Investments in Cash and Cash Equivalents and any Investments made in or to the Federated Indians of the Graton Rancheria, the North Fork Rancheria of Mono Indians or any other Tribe or any instrumentality of any such Tribe.

“Real Property” means all Mortgaged Properties and all other real property (including land, improvements and fixtures) owned or leased from time to time by any of the Borrower or any Restricted Subsidiary.

“Real Property Lease” means any lease, sublease or sub-sublease, letting, license, concession or other agreement (whether written or oral and whether now or hereafter in effect), pursuant to which any Person is granted by the Borrower or any Restricted Subsidiary a possessory interest in, or right to use or occupy all or any portion of any space in any Real Property, and every modification, amendment or other agreement relating to such lease, sublease, sub-sublease, or other agreement entered into in connection with such lease, sublease, sub-sublease, or other agreement and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

“Red Rock LLC” means NP Red Rock LLC, a Nevada limited liability company.

“Refinanced Term Loans” has the meaning specified in Section 10.01.

“Register” has the meaning specified in Section 10.07(d).

“Regulation T” means Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation U” means Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation X” means Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Related Person” means, as to any Person, any of such Person’s employees, directors, officers or shareholders.

“Release Conditions” has the meaning specified in Section 9.11(b)(i).

“Rents” means all rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Borrower or a Restricted Subsidiary from any and all sources arising from or attributable to a Mortgaged Property, including, but not limited to the Real Property Leases.

“Replacement Term Loans” has the meaning specified in Section 10.01.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than events for which the thirty (30) day notice period has been waived.

“Repricing Event” has the meaning specified in Section 2.05(d).

“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of B Term Loans, Incremental Term Loans or Revolving Credit Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.

“Required Incurrence Consolidated EBITDAM” means, with respect to any Person for any period, the sum (without duplication) of:

(1)  the Required Incurrence Consolidated Net Income of such Person for such period, plus

(2)  to the extent that any of the following shall have been taken into account in determining such Required Incurrence Consolidated Net Income, and without duplication:

(a)  all income taxes of such Person and its Restricted Subsidiaries paid or accrued in accordance with GAAP for such period (other than income taxes attributable to extraordinary or nonrecurring gains or losses or taxes attributable to sales or dispositions of assets outside the ordinary course of business),

(b)  the Required Incurrence Consolidated Interest Expense of such Person for such period,

(c)  depreciation and amortization expense (including the amortization of deferred financing charges) and any amortization or write-off of goodwill or other intangible assets and depreciation expense for such Person and its Restricted Subsidiaries for such period,

(d)  all other non-cash items (other than non-cash interest) of such Person or any of its Restricted Subsidiaries reducing such Required Incurrence Consolidated Net Income for such period, other than any non-cash item for such period that requires the accrual of or a reserve for cash charges for any future period,

(e)  any net after-tax losses from all sales or dispositions of assets outside of the ordinary course of business,

(f) any net after-tax extraordinary or non-recurring losses and losses on early extinguishment of debt,

(g) management fees paid by the Borrower or its Restricted Subsidiaries pursuant to the Management Agreements,

(h) any non-recurring costs or expenses of an acquired company or business incurred in connection with the purchase or acquisition of such acquired company or business by such Person (including any restructuring expenses or charges) and any non-recurring adjustments necessary to conform the accounting policies of the acquired company or business to those of such Person,

(i) the amount of interest expense attributable to minority equity interests of third parties in any non-wholly owned Subsidiary to the extent paid by third parties,

(j) any losses attributable to Obligations with respect to Swap Contracts permitted to be incurred pursuant to Section 7.03(f),

(k) payments made in cash to the Borrower or any Restricted Subsidiary by any Unrestricted Subsidiary to reimburse expenses pursuant to the Management Agreements or the Subsidiary Cost Allocation Agreements,

(l) non-cash charges relating to compensation expense in connection with benefits provided under employee stock option plans, restricted stock plans and other equity compensation arrangements, and

(m) all non-cash losses from investments recorded using the equity method, less

(3)  (a) all non-cash items of such Person or any of its Restricted Subsidiaries increasing such Required Incurrence Consolidated Net Income for such period, other than the accrual of revenue in the ordinary course of business, (b) all cash payments during such period relating to non-cash items that were added back in determining Required Incurrence Consolidated EBITDAM in any prior period and (c) distributions made by the Borrower to the Holding Companies during such period pursuant to Section 7.06(e) and (g), plus

(4)  pre-opening expenses, plus

(5) the Required Incurrence New Property EBITDAM for such period of any Required Incurrence New Property, to the extent not subsequently sold, transferred or otherwise disposed of by the Borrower or the Restricted Subsidiary that owns such Required Incurrence New Property, plus

(6) cash restructuring charges or reserves (including restructuring costs related to acquisitions and to closure/consolidation of facilities) and unusual or non-recurring charges (other than pre-opening expenses), including severance, relocation and costs and curtailments or modifications to pension and post-retirement employee benefit plans; provided that the aggregate amount added-back pursuant to this clause (6) with respect to any period shall not exceed 2.5% of Required Incurrence Consolidated EBITDAM for such period, plus

(7)  payments pursuant to the Holding Company Tax Sharing Agreement paid or accrued for such period.

“Required Incurrence Consolidated Interest Expense” means, with respect to any Person for any period, the sum of:

(1)  the consolidated interest expense of such Person and its Restricted Subsidiaries paid or accrued during such period (including the interest component of any deferred payment obligations, the interest component of all payments associated with obligations under Capitalized Leases, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers’ acceptance financings, and net payments (if any) pursuant to Obligations under Secured Hedge Agreements); provided, however, that Required Incurrence Consolidated Interest Expense shall not include either (x) amortization or write-offs of debt issuance costs and deferred financing costs (including, without limitation, related to the original issuance of the Senior Unsecured Notes or any financing consummated prior thereto), (y) any expensing of commitment or other financing fees or (z) write-offs relating to termination of interest rate swap arrangements related to the original issuance of the Senior Unsecured Notes, and

(2)  the consolidated interest of such Person and its Restricted Subsidiaries that was capitalized during such period, and

(3)  any interest accruing on Indebtedness of another Person that is guaranteed by such Person or one of its Restricted Subsidiaries, and

(4)  the product of:

(a)  all dividend payments on any series of preferred stock of such Person or any of its Restricted Subsidiaries (other than dividends paid in Qualified Equity Interests); provided that with respect to any series of preferred stock that did not pay cash dividends during such period but that is required to pay cash dividends during any period prior to the B Term Loan Maturity Date, cash dividends shall be deemed to have been paid with respect to such series of preferred stock during the period of accrual for purposes of this clause (4); times

(b)  a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory income tax rate of such Person, expressed as a decimal, in each case, on a consolidated basis and in accordance with GAAP.

“Required Incurrence Consolidated Net Income” means, with respect to any Person for any period, the aggregate net income (or loss) of such Person and its Restricted Subsidiaries for such period on a consolidated basis, determined in accordance with GAAP; provided, however, that there shall be excluded therefrom:

(1)  net after-tax gains and losses from all sales or dispositions of assets outside of the ordinary course of business,

(2)  net after-tax extraordinary or non-recurring gains or losses and losses on early extinguishment of debt;

(3)  any after-tax effect of income (loss) from the early extinguishment, conversion or cancellation of debt, Obligations under any Secured Hedge Agreements or other derivative instruments;

(4)  any impairment charge or asset write-off, in each case pursuant to GAAP, and the amortization of intangibles arising pursuant to GAAP;

(5)  the effect of marking to market Swap Contracts permitted pursuant to Section 7.03(f),

(6)  the cumulative effect of a change in accounting principles,

(7)  any net income of any other Person if such other Person is not a Subsidiary and is accounted for by the equity method of accounting, except that such Person’s equity in the net income of any such other Person for such period shall be included in such Required Incurrence Consolidated Net Income up to the aggregate amount of cash and the fair market value of property actually distributed by such other Person during such period to such Person or a Restricted Subsidiary as a dividend or other distribution,

(8)  [reserved]

(9)  any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of Required Incurrence Consolidated Net Income accrued at any time following the Closing Date,

(10)  income or loss attributable to discontinued operations (including, without limitation, operations disposed of during such period whether or not such operations were classified as discontinued),

(11)  in the case of a successor to such Person by consolidation or merger or as a transferee of such Person’s assets, any net income or loss of the successor corporation prior to such consolidation, merger or transfer of assets,

(12)  non-cash charges relating to compensation expense in connection with benefits provided under employee stock option plans, restricted stock plans and other equity compensation arrangements,

(13)  any net unrealized gains and losses resulting from Obligations with respect to Secured Hedge Agreements and the application of ASC Topic 815 will be excluded;

(14)  any expenses, charges or losses that are covered by indemnification or other reimbursement provisions in connection with any Investment permitted pursuant to Section 7.02 or any sale, conveyance, transfer or other disposition of assets permitted under this Agreement, to the extent actually reimbursed, or, so long as the Borrower has made a determination that a reasonable basis exists for indemnification or reimbursement and only to the extent that such amount is in fact indemnified or reimbursed within 365 days of such determination (with a deduction in the applicable future period for any amount so added back to the extent not so indemnified or reimbursed within such 365 days);

(15)  to the extent covered by insurance and actually reimbursed, or, so long as the Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is in fact reimbursed within 365 days of the date of such determination (with a deduction in the applicable future period for any amount so added back to the extent not so reimbursed within such 365 days), expenses, charges or losses with respect to liability or casualty events or business interruption;

(16)  the net income (but not loss) of any Unrestricted Subsidiary, except that the Borrower’s or any Restricted Subsidiary’s equity in the net income of any Unrestricted Subsidiary for such period shall be included in such Required Incurrence Consolidated Net Income up to the aggregate amount of cash actually distributed by such Unrestricted Subsidiary during such period to the Borrower or a Restricted Subsidiary as a dividend or other distribution,

(17)  any fees, expenses, premiums and other charges in connection with the incurrence of Indebtedness under this Agreement, the issuance of the Senior Unsecured Notes or any other issuance or repayment of Indebtedness, issuance of Equity Interests, refinancing transaction, amendment or other modification of any debt instrument, acquisition, investment or asset disposition,

(18) payments made in cash to the Borrower or any Restricted Subsidiary by any Unrestricted Subsidiary pursuant to the Management Agreements or the Subsidiary Cost Allocation Agreements, and

(19) payments made by the Borrower or a Restricted Subsidiary to an Unrestricted Subsidiary pursuant to the Subsidiary Tax Sharing Agreement;

provided further that Required Incurrence Consolidated Net Income shall be reduced by all payments to the Holding Companies pursuant to Section 7.06(e) and (g) and payments pursuant to the Holding Company Tax Sharing Agreement paid or accrued for such period.

“Required Incurrence Interest Coverage Ratio” means, with respect to the Borrower and its Restricted Subsidiaries for any Test Period, the ratio of (a)  Required Incurrence Consolidated EBITDAM of the Borrower and its Restricted Subsidiaries as of the last day of such Test Period, to (b) Required Incurrence Consolidated Interest Expense of the Borrower and its Restricted Subsidiaries for such Test Period (other than non-cash Required Incurrence Consolidated Interest Expense attributable to the Senior Unsecured Notes and the Loans);

provided that the Required Incurrence Interest Coverage Ratio shall be calculated giving Pro Forma Effect, as of the beginning of the applicable Test Period, to any Investment, incurrence of Indebtedness, repayment or redemption of Indebtedness, issuance or redemption of Disqualified Equity Interests, designation of an Unrestricted Subsidiary as a Restricted Subsidiary or designation of a Restricted Subsidiary as an Unrestricted Subsidiary or

Disposition, at any time during or subsequent to such period, but on or prior to the applicable date of determination.

In making such computation, Required Incurrence Consolidated Interest Expense: (1)  attributable to any Indebtedness bearing a floating interest rate shall be computed on a Pro Forma Basis as if the rate in effect on the date of computation had been the applicable rate for the entire period (provided, that, notwithstanding the provisions of the definition of “Pro Forma Basis” to the contrary, such interest on Indebtedness, to the extent covered by Secured Hedge Agreements, shall be deemed to accrue at the rate per annum resulting after giving effect to the operation of such agreements); and (2)  attributable to interest on any Indebtedness under the Revolving Credit Facility shall be computed on a Pro Forma Basis based upon the average daily balance of such Indebtedness outstanding during the applicable period.

For purposes of calculating Required Incurrence Consolidated EBITDAM and Required Incurrence Consolidated Interest Expense of the Borrower for the applicable Test Period:

(i) any Person that is a Restricted Subsidiary on the date of determination (or would become a Restricted Subsidiary on such date of determination in connection with the transaction that requires the determination of the Required Incurrence Interest Coverage Ratio) shall be deemed to have been a Restricted Subsidiary at all times during such Test Period;

(ii) any Person that is not a Restricted Subsidiary on such date of determination (or would cease to be a Restricted Subsidiary on such date of determination in connection with the transaction that requires the determination of the Required Incurrence Interest Coverage Ratio) will be deemed not to have been a Restricted Subsidiary at any time during such Test Period;

(iii) if the Borrower or any Restricted Subsidiary shall have in any manner (A) acquired (including through a Permitted Acquisition or other Investment or the commencement of activities constituting such operating business) any operating business or commenced operation of any Hotel/Casino Facilities during such Test Period or after the end of such Test Period and on or prior to the applicable date of determination, or (B) Disposed of (including by way of a Disposition permitted under this Agreement or the termination or discontinuance of activities constituting such operating business) any operating business during such Test Period or after the end of such Test Period and on or prior to the applicable date of determination, such calculation shall be made on a Pro Forma Basis after giving Pro Forma Effect to such transaction; provided, however, that such calculation shall give effect to any pro forma expense and cost reductions that have occurred or are reasonably expected to occur within the 12-month period following the consummation of the transaction, in the reasonable judgment of the chief financial officer or chief accounting officer of the Borrower (to the extent such expense or cost savings could then be reflected in pro forma financial statements in accordance with Regulation S-X promulgated under the Securities Act or any other regulation or policy of the SEC related thereto), provided that (1) all expense reductions and cost reductions shall be applied solely to the extent that the same are consistent and would be permitted by the definition of “Pro Forma Adjustment” (as if references therein to Consolidated EBITDA were references to Required Incurrence Consolidated EBITDAM) and (2) such adjustments are set forth in an officer’s certificate signed by the chief financial officer or chief accounting officer of the Borrower which states (A) the amount of such adjustment or adjustments, (B) that such adjustment or adjustments are based on the reasonable good faith belief of the Borrower at the time of such execution and (C) that any related incurrence of Indebtedness is permitted pursuant to this Agreement.

“Required Incurrence New Property” means, with respect to any period, any new hotel and/or casino and related amenities (as opposed to any expansion to existing properties) owned by the Borrower or its Restricted Subsidiaries or owned by a Tribe and managed by the Borrower or its Restricted Subsidiaries pursuant to a Tribal Management Agreement and, in each case, opened for business to the public during such period.

“Required Incurrence New Property EBITDAM” means, with respect to any Required Incurrence New Property for any period, the amount for such period of Required Incurrence Consolidated EBITDAM of such Required Incurrence New Property (determined as if references to the Borrower and its Restricted Subsidiaries in the definition of “Required Incurrence Consolidated EBITDAM” (and in the component financial definitions used therein) were references to the Person that owns such Required Incurrence New Property and its applicable Subsidiaries), all as determined on a consolidated basis for such Required Incurrence New Property; provided that, for any period, if the Required Incurrence New Property was not opened on the first day of such period, then the Required Incurrence New Property EBITDAM for such period shall be equal to (i) the actual Required Incurrence Consolidated EBITDAM for such Required Incurrence New Property during such period as determined above, divided by (ii) the number of days during such period from and after the opening of such Required Incurrence New Property, times (iii) the total number of days in such period.

“Required Lenders” means, as of any date of determination, Lenders (other than Defaulting Lenders) having or holding more than 50% of the sum of the (a) Total Outstandings (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition) and (b) aggregate unused Revolving Credit Commitments; provided that the unused Revolving Credit Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Responsible Officer” means the chief executive officer, president, vice president, principal accounting officer, treasurer or assistant treasurer or other similar officer of a Loan Party or PubCo, as the case may be, and, as to any document delivered on the Closing Date, any secretary or assistant secretary of a Loan Party.  Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party or PubCo shall be conclusively presumed to have been authorized by all necessary corporate, limited liability company, partnership and/or other action on the part of such Loan Party or PubCo and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party or PubCo.

“Restricted” means, when referring to cash or Cash Equivalents of the Borrower or any of its Restricted Subsidiaries, that such cash or Cash Equivalents (i) appear (or would be required to appear) as “restricted” on a consolidated balance sheet of the Borrower or of any such Restricted Subsidiary (unless such appearance is related to the Loan Documents or Liens created thereunder), (ii) are subject to any Lien in favor of any Person other than the Administrative Agent for the benefit of the Secured Parties (or the L/C Issuer or the Swing Line Lender, as applicable) or as permitted by Section 7.01(s) and clauses (i) and (ii) of Section 7.01(t), (iii) constitute Cage Cash, (iv) ~~constitute Manager~~[Reserve~~s~~d], (v) are subject to pledge pursuant to the L/C Back-Stop Arrangements, or (vi) are maintained in a Cash Collateral Account pursuant to Section 2.05(b)(ii)(C).

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of any Holding Company, the Borrower or any Restricted Subsidiary (or any direct or indirect parent or other direct or indirect equity holder of any of the foregoing), or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to any stockholders, partners or members (or the equivalent Persons thereof) of any Holding Company, the Borrower or any Restricted Subsidiary (or any direct or indirect parent or other direct or indirect equity holder of any of the foregoing) or any option, warrant or other right to acquire any such Equity Interests in any Holding Company, the Borrower or any Restricted Subsidiary (or any direct or indirect parent or other direct or indirect equity holder of any of the foregoing).  For the avoidance of doubt, (i) payments made by the Borrower to the Managers pursuant to, and in accordance with, any Management Agreement and (ii) payments made pursuant to, and in accordance with, the Holding Company Tax Sharing Agreement shall not constitute Restricted Payments.

“Restricted Payment Base Basket” has the meaning specified in Section 7.06(f).

“Restricted Payment Builder Basket” has the meaning specified in Section 7.06(f).

“Restricted Subsidiary” means any Subsidiary of the Borrower other than an Unrestricted Subsidiary.

“Revolving Commitment Increase Lender” has the meaning specified in Section 2.14(k).

“Revolving Credit Availability” means, at any time, the amount by which the aggregate Revolving Credit Commitments at such time exceed the sum of (A) the Outstanding Amount of Revolving Credit Loans at such time and (B) the Outstanding Amount of L/C Obligations at such time.

“Revolving Credit Borrowing” means a borrowing consisting of simultaneous Revolving Credit Loans of the same Type and, in the case of Eurodollar Loans, having the same Interest Period, made by each of the Revolving Credit Lenders pursuant to Section 2.01(b).

“Revolving Credit Commitment” means, as to any Revolving Credit Lender, its obligation (subject to the terms and conditions of this Agreement) to (a) make Revolving Credit Loans to the Borrower from time to time after the Closing Date pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations in respect of Letters of Credit, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth, and opposite such Lender’s name, on Schedule 2.01(b) under the caption “Revolving Credit Commitment”, in an Incremental Amendment or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be increased pursuant to Section 2.14 and further adjusted from time to time in accordance with this Agreement.  The aggregate Revolving Credit Commitments of all Revolving Credit Lenders as of the Closing Date is $350,000,000, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.

“Revolving Credit Exposure” means, at any time, as to each Revolving Credit Lender, the sum of the outstanding principal amount of such Revolving Credit Lender’s Revolving Credit Loans at such time and its Pro Rata Share of the L/C Obligations and the Swing Line Obligations at such time.

“Revolving Credit Facility” means, at any time, the aggregate amount of the Revolving Credit Commitments at such time.

“Revolving Credit Lender” means, at any time, any Lender that has a Revolving Credit Commitment at such time (or, after the termination thereof, Revolving Credit Exposure at such time).

“Revolving Credit Loan” has the meaning provided in Section 2.01(b).

“Revolving Credit Maturity Date” means the earliest of (i) date occurring on the fifth anniversary of the Closing Date (or, with respect to any Revolving Credit Commitments of any Lender subject to an Extension, such later date as requested by the Borrower pursuant to Section 2.16 and accepted by such Lender in respect of such Revolving Credit Commitments), (ii) the date that the Loans become due as a result of acceleration or otherwise, (iii) the date the Revolving Credit Commitments are permanently reduced to zero pursuant to Sections 2.05 or 2.06, and (iv) the date of termination of the Revolving Credit Commitments pursuant to Section 8.02.

“Revolving Credit Note” means a promissory note of the Borrower payable to any Revolving Credit Lender or its registered assigns, in substantially the form of Exhibit C-2, evidencing the aggregate Indebtedness of the Borrower to such Revolving Credit Lender resulting from the Revolving Credit Loans made by such Revolving Credit Lender.

“Revolving Obligations” means all Obligations (other than Obligations under clauses (y) and (z) of the first sentence of the definition of “Obligations”) relating to the Revolving Credit Loans, Swing Line Loans, Letters of Credit (including L/C Obligations) and the Revolving Credit Commitments.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

“Sanctioned Country” means a country subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx, or as otherwise published from time to time.

“Sanctioned Person” means (a) a Person named on the list of “Specially Designated Nationals and Blocked Persons” maintained by OFAC available at http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx, or as otherwise published from time to time, or (b) (i) an agency of the government of a Sanctioned Country, (ii) an organization controlled by a Sanctioned Country, or (iii) a person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Second Amendment Effective Date” shall mean the “Effective Date” as defined in that certain Second Amendment to Credit Agreement, dated as of April 26, 2016, among PubCo, the Borrower, the other Loan Parties party thereto, the Administrative Agent and the Lenders party thereto.

“Secured Hedge Agreement” means any Swap Contract permitted under Article 7 that is entered into by and between the Borrower or any Restricted Subsidiary and any Hedge Bank, except to the extent that the parties thereto agree in writing that such Swap Contract shall not be secured by any Liens on the Collateral and such parties have delivered such writing to the Administrative Agent.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, each L/C Issuer, the Swing Line Lender, the Hedge Banks, the Cash Management Banks, the Joint Lead Arrangers, the Syndication Agent, the Co-Documentation Agents, the Supplemental Administrative Agents and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.02.

“Securities Act” means the Securities Act of 1933, as amended.

“Security Agreement” means, collectively, the Security Agreement executed by the Borrower and the Subsidiary Guarantors (other than Immaterial Subsidiaries), substantially in the form of Exhibit G-1, together with each other Security Agreement Supplement executed and delivered pursuant to Sections 6.11 and 6.13.

“Security Agreement Supplement” has the meaning specified in the Security Agreement.

“Senior Unsecured Notes” means the $500,000,000 in principal amount of 7.50% unsecured notes of the Borrower due 2021 issued on the Closing Date pursuant to the Senior Unsecured Notes Indenture and any Permitted Refinancing Indebtedness in respect thereof.

“Senior Unsecured Notes Documents” means the Senior Unsecured Notes Indenture, the Senior Unsecured Notes and all other agreements, instruments and other documents pursuant to which the Senior Unsecured Notes have been or will be issued or otherwise setting forth the terms of the Senior Unsecured Notes.

“Senior Unsecured Notes Indenture” means that certain Indenture, dated as of the date hereof, by and among the Borrower, Wells Fargo Bank, National Association, as the trustee, and the other parties thereto.

“Series” has the meaning specified in Section 2.14(e).

“Sold Entity or Business” has the meaning specified in the definition of the term “Consolidated EBITDA.”

“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person has not, does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital.  The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“SPC” has the meaning specified in Section 10.07(h).

“Specified Transaction” means, with respect to any period, any Investment, Disposition, Permitted Acquisition, incurrence or repayment of Indebtedness (including incurrence of any Increase B Term Loan, Incremental Term Loan or Increase Revolving Credit Commitment), Restricted Payment, Subsidiary designation, or other transaction that by the terms of this Agreement set forth elsewhere herein requires Pro Forma Compliance with a test or covenant hereunder or requires such test or covenant to be calculated on a Pro Forma Basis.

“Station Permitted Assignees” means any Affiliate of any Loan Party (other than the Holding Companies, the Borrower and their respective Subsidiaries).

“Statutory Reserves” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) applicable on the interest rate determination date (expressed as a decimal) established by the Board and applicable to any member bank of the Federal Reserve System in respect of Eurocurrency Liabilities (as defined in Regulation D of the Board).

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned directly, or indirectly through one or more intermediaries, by such Person.  Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Subsidiary Cost Allocation Agreement” means each of (i) the LandCo Cost Allocation Agreement and (ii) each other cost allocation agreement entered into after the Closing Date between the Borrower and an Unrestricted Subsidiary in the form of the Manager Allocation Agreement (with such changes as are reasonably requested by or are acceptable to the Administrative Agent).

“Subsidiary Guarantor” means each Restricted Subsidiary.

“Subsidiary Tax Sharing Agreement” means (1) the LandCo Holdings LLC Agreement, (2) the Fertitta Interactive Tax Sharing Agreement and (3) each tax sharing agreement between the Borrower and an Unrestricted Subsidiary entered into after the Closing Date in accordance with this Agreement.

“Subsidiary Tax Sharing Payments” means (i) all payments received by the Borrower from Unrestricted Subsidiaries pursuant to Subsidiary Tax Sharing Agreements and (ii) all payments received by the Borrower from LandCo Holdings pursuant to Section 5.1(b) of the LandCo Holdings LLC Agreement.

“Substitute Lender” has the meaning specified in Section 10.23(a).

“Sunset LLC” means NP Sunset LLC, a Nevada limited liability company.

“Supplemental Administrative Agent” has the meaning specified in Section 9.13(a) and “Supplemental Administrative Agents” shall have the corresponding meaning.

“Support Agreement” means (a) the guaranty by the Borrower or a Restricted Subsidiary of the completion of the development, construction and opening of a new gaming facility by any Native American Subsidiary pursuant to a Native American Contract or of any gaming facility owned by others which is to be managed exclusively by any such Native American Subsidiary pursuant to a Native American Contract and/or (b) the agreement by the Borrower or a Restricted Subsidiary to advance funds, property or services to or on behalf of a Native American Subsidiary in order to maintain the financial condition or level of any balance sheet item of such Native American Subsidiary pursuant to a Native American Contract (including “keep well” or “make well” agreements) in connection with the development, construction and operations of a new gaming facility by such Native American Subsidiary pursuant to a Native American Contract (or of any gaming facility owned by others which is to be managed exclusively by such Native American Subsidiary pursuant to a Native American Contract); provided that such guaranty or agreement is entered into in connection with obtaining financing for such gaming facility or is required by a Governmental Authority.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contract has been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined by the Borrower as the mark-to-market value(s) for such Swap Contract, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04.

“Swing Line Facility” means the revolving credit facility made available by the Swing Line Lender pursuant to Section 2.04.

“Swing Line Lender” means DBCI, in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

“Swing Line Loan” has the meaning specified in Section 2.04(a).

“Swing Line Loan Exposure” means, at any time, the Swing Line Obligations at such time.  The Swing Line Loan Exposure of any Revolving Credit Lender at any time shall be its Pro Rata Share of the Swing Line Obligations at such time.

“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B.

“Swing Line Note” means a promissory note of the Borrower payable to the Swing Line Lender or its registered assigns, in substantially the form of Exhibit C-3, evidencing the aggregate Indebtedness of the Borrower to the Swing Line Lender resulting from the Swing Line Loans made by the Swing Line Lender.

“Swing Line Obligations” means, as at any date of determination, the aggregate principal amount of all Swing Line Loans outstanding.

“Swing Line Sublimit” means an amount equal to the lesser of (a) $35,000,000 and (b) the aggregate amount of the Revolving Credit Commitments.  The Swing Line Sublimit is part of, and not in addition to, the Revolving Credit Commitments.

“Syndication Agent” means Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement), in its capacity as Syndication Agent hereunder.

“Tavern Business” means a “restricted gaming location” as defined pursuant to Nevada Revised Statutes 463.0189.

“Taxes” has the meaning specified in Section 3.01(a).

“Technology Systems” has the meaning specified in Section 5.15(b).

“Tenant” means any Person leasing, subleasing or otherwise occupying any portion of any Mortgaged Property, other than the Borrower or any Restricted Subsidiary and its respective employees and agents.

“Term Borrowing” means a B Term Borrowing or an Incremental Term Borrowing, as the context may require.

“Term Lender” means, at any time, any Lender that has a Term Loan at such time.

“Term Loan” means a B Term Loan or an Incremental Term Loan.

“Term Loan Commitment” means, with respect to each Lender, such Lender’s B Term Loan Commitment and such Lender’s Incremental Term Loan Commitments, if any.

“Test Period” means, for any determination under this Agreement, the four consecutive fiscal quarters of the Borrower then last ended; provided that for purposes of any calculation of Consolidated Interest Expense for any “Test Period” ending prior to the first anniversary of the Closing Date, Consolidated Interest Expense shall be calculated in accordance with the last sentence appearing in the definition of “Consolidated Interest Expense.”

“Threshold Amount” means $50,000,000.

“TL Repayment Percentage” of any Class of Term Loans at any time shall be a fraction (expressed as a percentage) (i) the numerator of which is the aggregate principal amount of outstanding Term Loans of such Class at such time and (ii) the denominator of which is the sum of the aggregate principal amount of all outstanding Term Loans (of all Classes) at such time.

“Total Leverage Ratio” means, with respect to the Borrower and the Restricted Subsidiaries on a consolidated basis, for any Test Period, the ratio of (a) Consolidated Total Debt as of the last day of such Test Period to (b) Consolidated EBITDA for such Test Period.

“Total Outstandings” means, at any time, the aggregate Outstanding Amount of all Loans and all L/C Obligations at such time.

“Tribal Gaming Opening Date” means the date on which the casino being constructed by a Tribe party to a Tribal Management Agreement opens for business.

“Tribal Management Agreements” means, collectively, (i) the Amended and Restated Gaming Management Agreement, dated as of July 27, 2012, between the Federated Indians of Graton Rancheria, the Graton Economic Development Authority and SC Sonoma Management, LLC, a California limited liability company, (ii) the Amended and Restated Non-Gaming Management Agreement, dated as of August 6, 2012, between the Federated Indians of Graton Rancheria, the Graton Economic Development Authority and NP Sonoma Land Holdings LLC, a California limited liability company, and (iii) any other management agreement entered into between a Tribe (or an instrumentality thereof) and the Borrower or a Restricted Subsidiary pursuant to which the Borrower or such Restricted Subsidiary manages the gaming operations of such Tribe.

“Tribal Management Fees” means all management fees received by Borrower or its Restricted Subsidiaries under the Tribal Management Agreements.

“Tribal Trust Property” has the meaning specified in the definition of “Tribal Trust Property Release Conditions”.

“Tribal Trust Property Release Conditions” means, in the event that title to a Real Property is to be conveyed to the United States of America in trust for a Tribe pursuant to a Native American Contract (a “Tribal Trust Property”), the satisfaction of each of the following conditions:

(i)                                  not less than three (3) days prior to the desired release date, the Borrower shall have given to the Administrative Agent a written request for the release accompanied, if such Real Property is a Mortgaged Property, by a release of Lien for the applicable Mortgaged Property for execution by the Administrative Agent, which release document shall be in a form appropriate in the applicable state and otherwise reasonably satisfactory to the Administrative Agent;

(ii)                              title to the Tribal Trust Property shall be simultaneously conveyed to the United States of America in trust for the relevant Tribe; and

(iii)                          simultaneously with such transfer to the United States of America in trust for the relevant Tribe, the Borrower shall cause the Administrative Agent to receive for the benefit of the Secured Parties, such documentation as is provided for in the applicable Native American Contract evidencing the obligation of the relevant Tribe to pay the agreed consideration for such Tribal

Trust Property as is provided for in such Native American Contract and pledged to the Administrative Agent pursuant to the Security Agreement in compliance with the Collateral and Guarantee Requirement.

“Tribe” means a Native American tribe, band or other form of government which is federally recognized as an Indian Tribe pursuant to a determination of the Secretary of the Interior, and as an Indian Tribal government pursuant to Sections 7701(a)(40)(A) and 7871(a) of the Internal Revenue Code, Title 26 U.S.C., and/or its agencies and instrumentalities.

“Type” means, with respect to a Loan, its character as a Base Rate Loan or a Eurodollar Loan.

“Unaudited Financial Statements” has the meaning set forth in Section 4.01(e).

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.

“United States” and “U.S.” mean the United States of America.

“Unreimbursed Amount” has the meaning set forth in Section 2.03(c)(i).

“Unrestricted” means, when referring to cash or Cash Equivalents of the Borrower or any of its Restricted Subsidiaries, that such cash or Cash Equivalents are not Restricted.

“Unrestricted Subsidiary” means (i) LandCo Holdings and each Subsidiary thereof, (ii) each Subsidiary of the Borrower listed on Schedule 1.01I and (iii) any Subsidiary of the Borrower designated by the board of ~~managers of the Borrower~~directors of PubCo as an Unrestricted Subsidiary pursuant to Section 6.14 subsequent to the Closing Date, in each case, unless subsequently designated as a Restricted Subsidiary pursuant to Section 6.14.

“Unsuitable Lender” has the meaning specified in Section 10.23(a).

“U.S. Lender” has the meaning set forth in Section 10.15(b)(ii).

“VoteCo SPE” shall mean the entity that is identified to the Administrative Agent by the Borrower in connection with the VoteCo SPE Reorganization as the holder of all of the voting Equity Interests in the Borrower.

“VoteCo SPE Assignment Agreement” has the meaning set forth in Section 6.11(c).

“VoteCo SPE Pledge Joinder” has the meaning set forth in Section 6.11(c).

“VoteCo SPE Reorganization” shall mean the formation of the VoteCo SPE and the transfer of all of the voting Equity Interests in the Borrower to the VoteCo SPE.

“VoteCo~~” means Station VoteCo LLC, a Delaware limited liability company~~ SPE Reorganization Date” shall mean the date that the VoteCo SPE Reorganization occurs.

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing:  (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (ii) the then outstanding principal amount of such Indebtedness.

“Wells Fargo Indemnification Agreement” means that certain letter agreement relating to the “Assumption of Liability by Post-Bankruptcy Entity for Pre-Bankruptcy Deposit Accounts”, by and between Wells Fargo Bank, N.A., the Borrower and the Restricted Subsidiaries party thereto and others (as in effect on the June 16, 2011 and as amended, supplemented or otherwise modified from time to time but without giving effect to any modification thereto that is adverse to the interests of the Lenders in any material respect without the prior consent of the Administrative Agent).

“wholly owned” means, with respect to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (x) director’s qualifying shares and (y) shares issued to foreign nationals to the extent required by applicable Law) are owned by such Person and/or by one or more wholly owned Subsidiaries of such Person.

“Withdrawal Period” has the meaning specified in Section 10.23(b).

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

SECTION 1.02.                                       Other Interpretive Provisions.  With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a)                               The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b)                              (i) The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.

(ii)                              Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears.

(iii)                          The terms “include,” “includes” and “including” are each by way of example and not limitation and shall be deemed to be followed by the phrase “without limitation.”

(iv)                          The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

(v)                              Unless the context otherwise requires, any reference herein (A) to any Person shall be construed to include such Person’s successors and assigns and (B) to any Loan Party shall be construed to include such Loan Party as debtor and debtor-in-possession and any receiver or trustee for such Loan Party in any insolvency or liquidation proceeding.

(vi)                          The term “or” is not exclusive.

(c)                               In the computation of periods of time from a specified date to a later specified date, unless otherwise specified herein, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.”

(d)                             Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

(e)                               The words “asset” and “property” shall be construed as having the same meaning and effect and to refer to any and all rights and interests in tangible and intangible assets and properties of any kind whatsoever, whether real, personal or mixed, including cash, securities, Equity Interests, accounts and contract rights.

(f)                                The words “to the knowledge of the Borrower” mean, when modifying a representation, warranty or other statement, that the fact or situation described therein is known by a Responsible Officer of the Borrower or with the exercise of reasonable due diligence under the circumstances (in accordance with the standards of what a reasonable Person in similar circumstances would have) would have been known by a Responsible Officer of the Borrower.

SECTION 1.03.                                       Accounting Terms.  (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.

(b)                              Notwithstanding anything to the contrary herein, for purposes of determining compliance with any financial test or financial covenant contained in this Agreement with respect to any Test Period during which any Specified Transaction occurs (or, for purposes of Sections 2.14, 6.14(a), 7.02(i)(B), 7.02(i)(D), 7.02(n), 7.02(v), 7.03(e), 7.03(o) and 7.06(f) only, thereafter and on or prior to the date of determination), the Total Leverage

Ratio, the First Lien Leverage Ratio, Interest Coverage Ratio and Required Incurrence Interest Coverage Ratio shall be calculated with respect to such Test Period and such Specified Transaction on a Pro Forma Basis.

(c)                               Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards 159) (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of any Holding Company, the Borrower or any of their respective Subsidiaries at “fair value”, as defined therein.

(d)                             Notwithstanding any other provision contained herein, for all purposes hereunder, including, without limitation for purposes of calculating Consolidated Net Income for any given period, all amounts received by the Borrower and its Restricted Subsidiaries in respect of any Qualifying Investment shall be accounted, (i) first, as return of the amount invested by the Borrower and its Restricted Subsidiaries in such Qualifying Investment and (ii) after the full amount of such Qualifying Investment has been recovered, all further amounts received in respect of such Qualifying Investment shall be accounted for as interest or other income, as appropriate based on the nature of the returns generated by such Qualifying Investment.

SECTION 1.04.                                       Rounding.  Any financial ratios required to be maintained by the Borrower pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

SECTION 1.05.                                       References to Agreements, Laws, etc..  Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, amendments and restatements, extensions, supplements, reaffirmations and other modifications thereto, but only to the extent that such amendments, restatements, amendments and restatements, extensions, supplements, reaffirmations and other modifications are permitted by the Loan Documents; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

SECTION 1.06.                                       Times of Day.  Unless otherwise specified, all references herein to times of day shall be references to the time of day in New York, New York (daylight savings or standard, as applicable).

SECTION 1.07.                                       Timing of Payment or Performance.  When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as described in the definition of “Interest Period”) or performance shall extend to the immediately succeeding Business Day.

ARTICLE II

The Revolving Credit Commitments and Credit Extensions

SECTION 2.01.                                       The Loans.

(a)                               The Term Loans.  Subject to the terms and conditions set forth herein, each B Term Lender severally agrees to make to the Borrower on the Closing Date, a single loan denominated in Dollars in an amount equal to such Lender’s B Term Loan Commitment (each such loan, together with each loan made pursuant to an Increase B Term Loan Commitment, a “B Term Loan”).  B Term Loans repaid or prepaid may not be reborrowed.  B Term Loans may be Base Rate Loans or Eurodollar Loans, as further provided herein.

(b)                              The Revolving Credit Borrowings.  Subject to the terms and conditions set forth herein, each Revolving Credit Lender severally agrees to make loans to the Borrower as elected by the Borrower pursuant to Section 2.02 (each such loan, together with each loan made pursuant to an Increase Revolving Credit Commitment, a “Revolving Credit Loan”) from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving Credit Commitment; provided that after giving effect to any Revolving Credit Borrowing, the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Revolving Credit Commitment; provided further, that the amount of Revolving Credit Loans made on the Closing Date shall not exceed $50,000,000.  Within the limits of each Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(b), prepay under Section 2.05, and reborrow under this Section 2.01(b).  Revolving Credit Loans may be Base Rate Loans or Eurodollar Loans, as further provided herein.

SECTION 2.02.                                       Borrowings, Conversions and Continuations of Loans.  (a) Each B Term Borrowing, each Incremental Term Borrowing, each Revolving Credit Borrowing, each conversion of B Term Loans, Incremental Term Loans, or Revolving Credit Loans from one Type to the other, and each continuation of Eurodollar Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone.  Each such notice must be received by the Administrative Agent (i) not later than 12:30 p.m. three (3) Business Days prior to the requested date of any Borrowing of Eurodollar Loans or continuation thereof or any conversion of Base Rate Loans to Eurodollar Loans, and (ii) not later than 12:00 noon on the requested date of any Borrowing of Base Rate Loans or conversion of any Eurodollar Loans to Base Rate Loans.  Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower.  Each Borrowing of, conversion to or continuation of Eurodollar Loans shall be in a principal amount of $1,000,000 (in the case of Revolving Credit Loans) or $5,000,000 (in the case of B Term Loans or Incremental Term Loans) and, in either case, a whole multiple of $1,000,000 in excess thereof.  Except as provided in Sections 2.03(c), 2.04(b) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof.  Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a B Term Borrowing, Incremental Term Borrowing, Revolving Credit Borrowing, a conversion of B Term Loans, Incremental Term Loans or Revolving Credit Loans from one Type to the other, or a continuation of Eurodollar Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing B Term Loans, Incremental Term Loans or Revolving Credit Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto and (vi) if applicable, the Series of Incremental Term Loans to which the Committed Loan Notice applies.  If the Borrower fails to specify a Type of Loan in a Committed Loan Notice or fails to give a timely notice requesting a conversion or continuation, then the applicable B Term Loans, Incremental Term Loans or Revolving Credit Loans shall be made as, or converted to, Base Rate Loans.  Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Loans.  If the Borrower requests a Borrowing of, conversion to, or continuation of Eurodollar Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month.

(b)                              Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Pro Rata Share of the applicable Class of Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans or continuation described in Section 2.02(a).  In the case of each Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Committed Loan Notice.  Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of the Administrative Agent with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided that if, on the date the Committed Loan Notice with respect to such Borrowing is given by the Borrower, there are Swing Line Loans or L/C Borrowings outstanding, then the proceeds of such Borrowing shall be applied, first, to the payment in full of any such L/C Borrowings, second, to the payment in full of any such Swing Line Loans, and third, to the Borrower as provided above.

(c)                               Except as otherwise provided herein, a Eurodollar Loan may be continued or converted only on the last day of an Interest Period for such Eurodollar Loan unless the Borrower pays the amount due, if any, under Section 3.05 in connection therewith.  During the existence of (x) any Event of Default under Section 8.01(f), no Loans may be converted to or continued as Eurodollar Loans and (y) any other Event of Default, the Administrative Agent or the Required Lenders may require that no Loans may be converted to or continued as Eurodollar Loans.

(d)                             The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurodollar Loans upon determination of such interest rate.  The determination of the Adjusted LIBO Rate by the Administrative Agent shall be conclusive in the absence of manifest error.  At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in the Prime Rate used in determining the Base Rate promptly following the public announcement of such change.

(e)                               After giving effect to all B Term Borrowings, all Incremental Term Borrowings, all Revolving Credit Borrowings, all conversions of B Term Loans, Incremental Term Loans or Revolving Credit Loans from one Type to the other, and all continuations of B Term Loans, Incremental Term Loans or Revolving Credit Loans as the same Type, there shall not be more than ten (10) Interest Periods in effect.

(f)                                The failure of any Lender to make the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any Borrowing.

SECTION 2.03.                                       Letters of Credit.

(a)                               The Letter of Credit Commitment.  (i) On and after the Closing Date, the Existing Letters of Credit will constitute Letters of Credit under this Agreement and for purposes hereof will be deemed to have been issued on the Closing Date; provided however, that no Existing Letter of Credit shall be permitted to be renewed upon the expiration thereof; provided that Existing Letters of Credit may be replaced by letters of credit issued by DBNY as L/C Issuer upon request by Borrower and satisfaction of the requirements therefor set forth herein.

(ii)                              Subject to the terms and conditions set forth herein, (A) each L/C Issuer agrees, in reliance upon the agreements of the other Revolving Credit Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the earlier of the Letter of Credit Expiration Date and the date of the termination of the Revolving Credit Commitments, to issue Letters of Credit on a sight basis for the account of the Borrower (provided that any Letter of Credit may be for the benefit of any Subsidiary of the Borrower; provided further, to the extent that such Subsidiary is not a Loan Party, such Letter of Credit shall be deemed an Investment in such Subsidiary and shall only be issued so long as it is permitted under Section 7.02) and to amend or renew Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (2) to honor drafts under the Letters of Credit, and (B) the Revolving Credit Lenders severally agree to participate in Letters of Credit issued pursuant to this Section 2.03; provided that no L/C Issuer shall be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Lender shall be obligated to participate in any Letter of Credit if as of the date of such L/C Credit Extension, (x) the Revolving Credit Exposure of any Lender would exceed such Lender’s Revolving Credit Commitment or (y) the Outstanding Amount of the L/C Obligations would exceed the Letter of Credit Sublimit.  Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.

(iii)                          An L/C Issuer shall be under no obligation to issue, renew, extend or amend any Letter of Credit if:

(A)                          any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or direct that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date (for which such L/C Issuer is not otherwise compensated hereunder);

(B)                           subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last renewal, unless the Required Lenders have approved such expiry date;

(C)                           the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Revolving Credit Lenders have approved such expiry date; or

(D)                          the issuance of such Letter of Credit would violate any Laws binding upon such L/C Issuer.

(iv)                          An L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(b)                              Procedures for Issuance and Amendment of Letters of Credit; Auto-Renewal Letters of Credit.  (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to an L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower.  Such Letter of Credit Application must be received by the relevant L/C Issuer and the Administrative Agent not later than 12:30 p.m. at least two (2) Business Days prior to the proposed issuance date or date of amendment, as the case may be; or, in each case, such later date and time as the relevant L/C Issuer may agree in a particular instance in its sole discretion.  In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer:  (a) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (b) the amount thereof; (c) the expiry date thereof; (d) the name and address of the beneficiary thereof; (e) the documents to be presented by such beneficiary in case of any drawing thereunder; (f) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (g) such other matters as the relevant L/C Issuer may reasonably request.  In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the relevant L/C Issuer may reasonably request.

(ii)                              Promptly after receipt of any Letter of Credit Application, the relevant L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof.  Upon receipt by the relevant L/C Issuer of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower or enter into the applicable amendment, as the case may be.  Immediately upon the issuance of each Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the relevant L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such Letter of Credit.

(iii)                          If the Borrower so requests in any applicable Letter of Credit Application, the relevant L/C Issuer shall agree to issue a standby Letter of Credit that has automatic renewal provisions (each, an “Auto-Renewal Letter of Credit”); provided that any such Auto-Renewal Letter of Credit must permit the relevant L/C Issuer to prevent any such renewal at least once in each twelve month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Nonrenewal Notice Date”) in each such twelve month period to be agreed upon at the time such Letter of Credit is issued.  Unless otherwise directed by the relevant L/C Issuer, the Borrower shall not be required to make a specific request to the relevant L/C Issuer for any such renewal.  Once an Auto-Renewal Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the relevant L/C Issuer to permit the renewal of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided that the relevant L/C Issuer shall not permit any such renewal if (A) the relevant L/C Issuer has determined that it would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof (by reason of the provisions of Section 2.03(a)(iii) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five (5) Business Days before the Nonrenewal Notice Date from the Administrative Agent, any Revolving Credit Lender or

the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied.

(iv)                          Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the relevant L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c)                               Drawings and Reimbursements; Funding of Participations.  (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the relevant L/C Issuer shall notify promptly the Borrower and the Administrative Agent thereof.  Not later than 3:00 p.m. on the Business Day on which any payment is made by an L/C Issuer under a Letter of Credit (each such date, an “Honor Date”), the Borrower shall reimburse such L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing, together with interest on the amount so paid or disbursed by such L/C Issuer, to the extent not reimbursed on the date of such payment or disbursement.  If the Borrower fails to so reimburse such L/C Issuer by such time, the Administrative Agent shall promptly notify each Appropriate Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Appropriate Lender’s Pro Rata Share thereof.  In such event, the Borrower shall be deemed to have requested a Revolving Credit Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans but subject to the amount of the unutilized portion of the Revolving Credit Commitments of the Appropriate Lenders and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice).  Any notice given by an L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii)                              Each Appropriate Lender (including any Lender acting as an L/C Issuer) shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the relevant L/C Issuer, in Dollars, at the Administrative Agent’s Office for payments in an amount equal to its Pro Rata Share of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Appropriate Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount.  The Administrative Agent shall remit the funds so received to the relevant L/C Issuer.

(iii)                          With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Credit Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the relevant L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate.  In such event, each Appropriate Lender’s payment to the Administrative Agent for the account of the relevant L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

(iv)                          Until each Appropriate Lender funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the relevant L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Pro Rata Share of such amount shall be solely for the account of the relevant L/C Issuer.

(v)                              Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or L/C Advances to reimburse an L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the relevant L/C Issuer, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrower of a Committed Loan Notice).  No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the relevant L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein.

(vi)                          If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the relevant L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), such L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to (i) from the date such payment is required through the first Business Day thereafter, the Federal Funds Rate from time to time in effect and (ii) thereafter, the rate applicable to Base Rate Loans.  A certificate of the relevant L/C Issuer submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent manifest error.

(d)                             Repayment of Participations.  (i) If, at any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Credit Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Pro Rata Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in the same funds as those received by the Administrative Agent.

(ii)                              If any payment received by the Administrative Agent for the account of an L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by such L/C Issuer in its discretion), each Appropriate Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to (i) from the date of such demand through the first Business Day thereafter, the Federal Funds Rate from time to time in effect and (ii) thereafter, the rate applicable to Base Rate Loans.

(e)                               Obligations Absolute.  The obligation of the Borrower to reimburse the relevant L/C Issuer for each drawing under each Letter of Credit issued by it and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i)                                  any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

(ii)                              the existence of any claim, counterclaim, setoff, defense or other right that Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the relevant L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iii)                          any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv)                          any payment by the relevant L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the relevant L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;

(v)                              any exchange, release or nonperfection of any Collateral, or any release or amendment or waiver of or consent to departure from the Guaranty or any other guarantee, for all or any of the Obligations of any Loan Party in respect of such Letter of Credit; or

(vi)                          any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Loan Party or PubCo;

provided that the foregoing shall not excuse any L/C Issuer from liability to the Borrower to the extent of any direct damages (as opposed to consequential, special, exemplary or indirect damages, claims in respect of which are waived by the Borrower to the extent permitted by applicable Law) suffered by the Borrower that are caused by such L/C Issuer’s gross negligence or willful misconduct when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof.

(f)                                Role of L/C Issuers.  Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the relevant L/C Issuer shall not have any responsibility to obtain any document (other than any draft, demand, certificate or other document expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.  None of the L/C Issuers, any Agent-Related Person nor any of the respective correspondents, participants or assignees of any L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision); or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application.  The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement.  None of the L/C Issuers, any Agent-Related Person, nor any of the respective correspondents, participants or assignees of any L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (vi) of Section 2.03(e); provided that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against an L/C Issuer, and such L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential, special, indirect or exemplary, damages suffered by the Borrower which the Borrower proves were caused by such L/C Issuer’s willful misconduct or gross negligence or such L/C Issuer’s willful or grossly negligent failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a draft, demand, certificate or other document strictly complying with the terms and conditions of a Letter of Credit.  In furtherance and not in limitation of the foregoing, each L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and no L/C Issuer shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(g)                              Cash Collateral.  (i) If an L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing and the conditions set forth in Section 4.02 to a Revolving Credit Borrowing cannot then be met,

(ii) if, as of the Letter of Credit Expiration Date, any Letter of Credit may for any reason remain outstanding and partially or wholly undrawn, (iii) if any Event of Default occurs and is continuing and the Administrative Agent or the Required Lenders, as applicable, require the Borrower to Cash Collateralize the L/C Obligations pursuant to Section 8.02(c), (iv) an Event of Default set forth under Section 8.01(f) occurs and is continuing, or (v) any L/C Obligation is required to be Cash Collateralized pursuant to Section 2.15, then the Borrower shall Cash Collateralize the then Outstanding Amount (or, in the case of preceding clause (v), the portion thereof) of all L/C Obligations (in an amount equal to (x) in the case of immediately preceding clauses (i) through (iv), such Outstanding Amount determined as of the date of such Event of Default, such L/C Borrowing or the Letter of Credit Expiration Date, as the case may be, or (y) in the case of immediately preceding clause (v), the portion of such Outstanding Amount as may be required pursuant to Section 2.15, as the case may be), and shall do so not later than 2:00 p.m. on (x) in the case of the immediately preceding clauses (i) through (iii), (1) the Business Day that the Borrower receives notice thereof, if such notice is received on such day prior to 12:00 Noon or (2) if clause (1) above does not apply, the Business Day immediately following the day that the Borrower receives such notice and (y) in the case of the immediately preceding clause (iv), the Business Day on which an Event of Default set forth under Section 8.01(f) occurs or, if such day is not a Business Day, the Business Day immediately succeeding such day.  For purposes hereof, “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the relevant L/C Issuer and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances (“Cash Collateral”) pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the relevant L/C Issuer (which documents are hereby consented to by the Lenders).  Derivatives of such term have corresponding meanings.  The Borrower hereby grants to the Administrative Agent, for the benefit of the L/C Issuers and the Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing.  Cash Collateral shall be maintained in blocked accounts at DBNY (or another commercial bank selected in compliance with Section 9.09) and may be invested in readily available Cash Equivalents.  If at any time the Administrative Agent determines that any funds held as Cash Collateral are subject to any right or claim of any Person other than the Administrative Agent (on behalf of the Secured Parties) or that the total amount of such funds is less than the aggregate Outstanding Amount of all L/C Obligations, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the deposit accounts at DBNY (or another commercial bank selected in compliance with Section 9.09) as aforesaid, an amount equal to the excess of (a) such aggregate Outstanding Amount over (b) the total amount of funds, if any, then held as Cash Collateral that the Administrative Agent reasonably determines to be free and clear of any such right and claim.  Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Law, to reimburse the relevant L/C Issuer.  To the extent the amount of any Cash Collateral exceeds the then Outstanding Amount of such L/C Obligations and so long as no Event of Default has occurred and is continuing, the excess shall be refunded to the Borrower.

(h)                              Letter of Credit Fees.  The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Pro Rata Share a Letter of Credit fee for each Letter of Credit issued pursuant to this Agreement equal to the Applicable Rate times the daily maximum amount then available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit, if such maximum amount increases periodically pursuant to the terms of such Letter of Credit); provided that the Defaulting Lender’s Pro Rata Share of a Letter of Credit fee accruing during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable to any Defaulting Lender, so long as such Lender shall be a Defaulting Lender (except to the extent that such Letter of Credit fee shall otherwise have been due and payable by the Borrower prior to such time), and instead, to the extent that the Borrower does not Cash Collateralize any portion of the L/C Obligations, shall be paid to the Lenders to whom the Letter of Credit Exposure has been reallocated or to the L/C Issuer, in each case, as provided in Section 2.15; provided further, that no Defaulting Lender shall be entitled to its Pro Rata Share of a Letter of Credit fee accruing after such Lender became a Defaulting Lender, so long as such Lender shall be a Defaulting Lender.  Such Letter of Credit fees shall be computed on a quarterly basis in arrears.  Such Letter of Credit fees shall be due and payable in Dollars on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand.  If there is any change in the Applicable Rate during any fiscal quarter of the Borrower, the daily maximum amount of each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such fiscal quarter that such Applicable Rate was in effect.

(i)                                  Fronting Fee and Documentary and Processing Charges Payable to L/C Issuers.  The Borrower shall pay directly to each L/C Issuer for its own account a fronting fee with respect to each Letter of Credit issued by it equal to 0.25% per annum (but in no event less than $500) of the daily maximum amount then available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit, if such maximum amount increases periodically pursuant to the terms of such Letter of Credit).  Such fronting fees shall be (x) computed on a quarterly basis in arrears and (y) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand.  In addition, the Borrower shall pay directly to each L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect.  Such customary fees and standard costs and charges are due and payable within ten (10) Business Days of demand and are nonrefundable.

(j)                                  Conflict with Letter of Credit Application.  Notwithstanding anything else to the contrary in this Agreement, in the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.

(k)                              Addition of an L/C Issuer.  A Revolving Credit Lender may become an additional L/C Issuer hereunder pursuant to a written agreement among the Borrower, the Administrative Agent and such Revolving Credit Lender.  The Administrative Agent shall notify the Revolving Credit Lenders of any such additional L/C Issuer.

SECTION 2.04.                                       Swing Line Loans.

(a)                               The Swing Line Loans.  Subject to the terms and conditions set forth herein, the Swing Line Lender agrees to make loans (each such loan, a “Swing Line Loan”) to the Borrower from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Pro Rata Share of the Outstanding Amount of Revolving Credit Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Revolving Credit Commitment; provided that after giving effect to any Swing Line Loan, the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Revolving Credit Commitment then in effect; provided further, that, the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan.  Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04.  Each Swing Line Loan shall be a Base Rate Loan.  Immediately upon the making of a Swing Line Loan, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such Swing Line Loan.

(b)                              Borrowing Procedures.  Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone.  Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000 or a whole multiple of $100,000 in excess thereof, and (ii) the requested borrowing date, which shall be a Business Day.  Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower.  Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof.  Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Revolving Credit Lender) prior to 2:00 p.m. on the Business Day preceding the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower.

(c)                               Refinancing of Swing Line Loans.  (i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Revolving Credit Lender make a Base Rate Loan in an amount equal to such Lender’s Pro Rata Share of the amount of Swing Line Loans then outstanding.  Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the aggregate Revolving Credit Commitments and the conditions set forth in Section 4.02.  The Swing Line Lender shall furnish the Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent.  Each Revolving Credit Lender shall make an amount equal to its Pro Rata Share of the amount specified in such Committed Loan Notice available to the Administrative Agent in immediately available funds for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount.  The Administrative Agent shall remit the funds so received to the Swing Line Lender.

(ii)                              If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Credit Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Credit Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Credit Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.

(iii)                          If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to (i) from the date such payment is required through the first Business Day thereafter, the Federal Funds Rate from time to time in effect and (ii) thereafter, the rate applicable to Base Rate Loans.  A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

(iv)                          Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02.  No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein.

(d)                             Repayment of Participations.  (i) At any time after any Revolving Credit Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Pro Rata Share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by the Swing Line Lender.

(ii)                              If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Credit Lender shall pay to the Swing Line Lender its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to (i) from the date of such demand through the first Business Day thereafter, the Federal Funds Rate from time to time in effect and (ii) thereafter, the rate applicable to Base Rate Loans.  The Administrative Agent will make such demand upon the request of the Swing Line Lender.

(e)                               Interest for Account of Swing Line Lender.  The Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans.  Until each Revolving Credit Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Lender’s Pro Rata Share of any Swing Line Loan, interest in respect of such Pro Rata Share shall be solely for the account of the Swing Line Lender.

(f)                                Payments Directly to Swing Line Lender.  The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

SECTION 2.05.                                       Prepayments.

(a)                               Optional.  (i) The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Term Loans and Revolving Credit Loans in whole or in part without premium or penalty; provided that (1) such notice must be received by the Administrative Agent not later than 12:30 p.m. (A) three (3) Business Days prior to any date of prepayment of Eurodollar Loans and (B) on the date of prepayment of Base Rate Loans; (2) any prepayment of Eurodollar Loans shall be in a principal amount of $1,000,000 (in the case of Revolving Credit Loans) or $2,000,000 (in the case of Term Loans) or, in either case, a whole multiple of $1,000,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding; (3) any prepayment of Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding; (4) each prepayment of Term Loans pursuant to this Section 2.05(a)(i) shall be applied to each Class of Term Loans pro rata (based on its respective TL Repayment Percentage at such time) (unless the Lenders holding Term Loans that have been extended pursuant to an Extension agree to participate on a less than pro rata basis with the Class from which they were extended in any prepayment), and (5) each prepayment of Term Loans pursuant to this Section 2.05(a)(i), if in connection with or constituting a Repricing Event, shall be subject to Section 2.05(d).  Each such notice shall specify the date and amount of such prepayment and the Class(es) and Type(s) of Loans to be prepaid.  The Administrative Agent will promptly notify each Appropriate Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share of such prepayment.  If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.  Any prepayment of a Eurodollar Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05.  Each prepayment of the Loans pursuant to this Section 2.05(a)(i) shall be paid to the Appropriate Lenders in accordance with their respective Pro Rata Shares.  Each prepayment of any Class or Classes of Term Loans pursuant to this Section 2.05(a)(i) shall be applied in order of maturity to the remaining installments of such Class or Classes of Term Loans.

(ii)                              The Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (1) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (2) any such prepayment shall be in a minimum principal amount of $100,000 or a whole multiple of $100,000 in excess thereof or, if less, the entire principal amount thereof then outstanding.  Each such notice shall specify the date and amount of such prepayment.  If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

(iii)                          Notwithstanding anything to the contrary contained in this Agreement, the Borrower may rescind any notice of prepayment under Section 2.05(a)(i) or 2.05(a)(ii) if such prepayment would have resulted from a refinancing in full of all of the Facilities, which refinancing shall not be consummated or shall otherwise be delayed.

(b)                              Mandatory. (i) No later than the earlier of (x) 105 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending on December 31, 2013, and (y) the date on which the financial statements with respect to such fiscal year have been delivered pursuant to Section 6.01(a) and the related Compliance Certificate has been delivered pursuant to Section 6.02(b), the Borrower shall cause outstanding Term Loans to be prepaid in an amount equal to (A) the Applicable ECF Percentage of Excess Cash Flow, if any, for such fiscal year minus (B) the aggregate amount of voluntary prepayments of Term Loans made pursuant to Section 2.05(a) during such fiscal year, except to the extent financed with proceeds of asset sales, sales or issuances of Equity Interests, capital contributions, insurance, condemnation or Indebtedness; ~~provided that if on the date of any mandatory prepayment required by this Section 2.05(b)(i) the Borrower is required to maintain Manager Reserves, the amount of any such mandatory prepayment otherwise required by this Section 2.05(b)(i) shall be reduced to the extent necessary such that, after giving effect thereto, the Liquidity as of such date of prepayment shall not be less than Manager Reserves on such date; provided however, that if any prepayment is not required to be made by operation of~~

~~the preceding proviso and at any time thereafter the Liquidity shall exceed the amount of the Manager Reserves, the Borrower shall cause outstanding Term Loans to be prepaid in an amount equal to lesser of (x) such excess at such time and (y) the remainder of (i) the aggregate amount of mandatory prepayments under this Section 2.05(b)(i) reduced by operation of the preceding proviso less (ii) the aggregate amount of mandatory prepayments made pursuant to this further proviso.~~

(ii)                              (A) If (x) the Borrower or any Restricted Subsidiary Disposes of any property or assets (other than any Disposition of any property or assets permitted by Section 7.05(a), (b), (c), (d) (to the extent constituting a Disposition by any Restricted Subsidiary to a Loan Party), (e), (g), (h), (i), (l), or (n)) or (y) any Casualty Event occurs, which in the aggregate results in the realization or receipt by the Borrower or such Restricted Subsidiary of Net Cash Proceeds, the Borrower shall cause the Loans (first, the Term Loans and, to the extent of any excess Net Cash Proceeds, to repay the Revolving Credit Loans and Swing Line Loans and permanently reduce Revolving Credit Commitments and, to the extent of any excess Net Cash Proceeds, to Cash Collateralize L/C Obligations) to be prepaid (and, to the extent provided above, Commitments to be reduced and Letters of Credit to be Cash Collateralized) on or prior to the date which is ten (10) Business Days after the date of the realization or receipt of such Net Cash Proceeds in an amount equal to 100% of all Net Cash Proceeds received; provided that, no such prepayment shall be required pursuant to this Section 2.05(b)(ii)(A) with respect to such portion of such Net Cash Proceeds that the Borrower shall have, within 5 Business Days of such date of realization or receipt, given written notice to the Administrative Agent of its intent to reinvest or use such Net Cash Proceeds in accordance with Section 2.05(b)(ii)(B) or (C), as the case may be (which notice may only be provided if no Default has occurred and is then continuing); provided that no such reinvestment right shall be available with respect to any Net Cash Proceeds received by the Borrower or any Restricted Subsidiary in respect of any Disposition of any Equity Interests of any Unrestricted Subsidiary.

(B)                           With respect to up to $20,000,000 of Net Cash Proceeds in the aggregate during any fiscal year realized or received with respect to Dispositions by the Borrower or any of its Restricted Subsidiaries (other than any Disposition specifically excluded from the application of Section 2.05(b)(ii)(A)), the Borrower and its Restricted Subsidiaries may reinvest all or any portion of such Net Cash Proceeds in assets useful for its business within twelve (12) months following receipt of such Net Cash Proceeds; provided that (i) so long as a Default shall have occurred and be continuing, the Borrower and its Restricted Subsidiaries (x) shall not be permitted to make any such reinvestments (other than pursuant to a legally binding commitment that the Borrower or a Restricted Subsidiary entered into at a time when no Default is continuing) and (y) shall not be required to apply such Net Cash Proceeds which have been previously applied to prepay Revolving Credit Loans to the prepayment of Term Loans until such time as the relevant investment period has expired and no Default is continuing and (ii) if any Net Cash Proceeds are no longer intended to be or cannot be so reinvested at any time after delivery of a notice of reinvestment election or if any Net Cash Proceeds are not reinvested by the expiration of the relevant time period set forth above, an amount equal to any such Net Cash Proceeds shall be applied first, to prepay the Term Loans and, to the extent of any excess Net Cash Proceeds, to repay the Revolving Credit Loans and Swing Line Loans permanently reduce Revolving Credit Commitments and, to the extent of any excess Net Cash Proceeds, Cash Collateralize L/C Obligations, as set forth in this Section 2.05(b)(ii) within five (5) Business Days after the Borrower reasonably determines that such Net Cash Proceeds are no longer intended to be or cannot be so reinvested or the expiration of such time period.

(C)                           With respect to any Net Cash Proceeds realized or received with respect to any Casualty Event, the Borrower and its Restricted Subsidiaries may use all or any portion of such Net Cash Proceeds to replace or restore any properties or assets in respect of which such Net Cash Proceeds were paid within (x) fifteen (15) months following receipt of such Net Cash Proceeds or (y) if the Borrower or a Restricted Subsidiary enters into a legally binding commitment to use such Net Cash Proceeds before the expiration of the fifteen (15) month period referred to in preceding clause (x), within one hundred and eighty (180) days of the end of such 15-month period; provided that (i) the amount of such Net Cash Proceeds, together with other cash available to the Borrower and its Restricted Subsidiaries to be spent by them on Capital Expenditures during the relevant period, equals at least 100% of the estimated cost of replacement or restoration of the properties or assets in respect of which such Net Cash Proceeds were paid as determined by the Borrower and as supported by such estimates or bids from contractors or subcontractors or such other supporting information as the Administrative Agent may reasonably request, (ii) the Borrower has delivered to the Administrative Agent a certificate of a Responsible Officer on or prior to the date of the required prepayment stating that such Net Cash Proceeds shall be used to replace or restore any properties or assets in respect of which such Net Cash Proceeds were paid within (x) fifteen (15) months following receipt of such Net Cash Proceeds or (y) if the Borrower or a Restricted Subsidiary enters into a legally binding commitment to reinvest such Net Cash Proceeds before the expiration of the fifteen (15) month period referred to in the preceding clause (x), within one hundred and eighty (180) days of the end of such 15-month period (which certificate shall set forth the estimates of the Net Cash Proceeds to be so expended) and also certifying the Borrower’s determination as required by preceding clause (i) and certifying the sufficiency of business interruption insurance as required by succeeding clause (iii), (iii) the Borrower has delivered to the Administrative Agent such evidence as the Administrative Agent may reasonably request in form and substance reasonably satisfactory to the Administrative Agent establishing that the Borrower and its Restricted Subsidiaries have sufficient business interruption insurance and that the Borrower and its Restricted Subsidiaries will receive payments thereunder in such amounts and at such times as are necessary, together with other funds the Borrower and its Restricted Subsidiaries expect to be reasonably available to them, to satisfy all obligations and expenses of the Borrower and its Restricted Subsidiaries (including, without limitation, all debt service requirements, including pursuant to this Agreement), without any delay or extension thereof, for the period from the date of the respective casualty, condemnation or other event giving rise to the Casualty Event and continuing through the completion of the replacement or restoration of respective properties or assets, and (iv) the entire amount of the Net Cash Proceeds of such Casualty Event shall be deposited with the Administrative Agent pursuant to cash collateral arrangements reasonably satisfactory to the Borrower and the Administrative Agent whereupon such

Net Cash Proceeds shall be disbursed at the direction of the Borrower from time to time as needed to pay actual costs incurred by the Borrower and its Restricted Subsidiaries in connection with the replacement or restoration of the respective properties or assets (pursuant to such certification requirements as may be reasonably established by the Administrative Agent), it being understood and agreed that at any time while an Event of Default has occurred and is continuing, the Required Lenders may direct the Administrative Agent (in which case the Administrative Agent shall, and is hereby authorized by the Borrower to, follow said directions) to apply any or all proceeds then on deposit pursuant to such cash collateral arrangements to the repayment of Obligations hereunder; provided further that (i) the aggregate amount applied to replace or rebuild assets of the Borrower and its Restricted Subsidiaries (other than assets consisting of casino space and assets therein) shall not exceed $50,000,000 with respect to any Casualty Event, (ii) so long as a Default shall have occurred and be continuing, (x) the Borrower and its Restricted Subsidiaries shall not be permitted to so use any such Net Cash Proceeds (other than pursuant to a legally binding commitment that the Borrower or a Restricted Subsidiary entered into at a time when no Default is continuing) and (y) the Borrower shall not be required to apply such Net Cash Proceeds which have been previously applied to prepay Revolving Credit Loans to the prepayment of Term Loans until such time as the relevant use period has expired and no Default is continuing and (iii) if any Net Cash Proceeds are no longer intended to be or cannot be so used at any time after delivery of a notice of election to replace or restore or if any Net Cash Proceeds are not so used by the expiration of the relevant time periods set forth above, an amount equal to any such Net Cash Proceeds shall be applied first, to prepay the Term Loans and, to the extent of any excess Net Cash Proceeds, to repay the Revolving Credit Loans and Swing Line Loans and permanently reduce Revolving Credit Commitments and, to the extent of any excess Net Cash Proceeds, to Cash Collateralize L/C Obligations as set forth in this Section 2.05(b)(ii) within five (5) Business Days after the Borrower reasonably determines that such Net Cash Proceeds are no longer intended to be or cannot be so used or the expiration of such time periods.

(iii)                          If the Borrower or any Restricted Subsidiary incurs or issues any Indebtedness not expressly permitted to be incurred or issued pursuant to Section 7.03, the Borrower shall cause Loans (first, the Term Loans and, to the extent of any excess Net Cash Proceeds, to repay the Revolving Credit Loans and Swing Line Loans and permanently reduce Revolving Credit Commitments and, to the extent of any excess Net Cash Proceeds, to Cash Collateralize L/C Obligations) to be prepaid (and, to the extent provided above, Commitments to be reduced and Letters of Credit to be Cash Collateralized) in an amount equal to 100% of all Net Cash Proceeds received therefrom on or prior to the date which is five (5) Business Days after the receipt of such Net Cash Proceeds; provided that each prepayment of Term Loans pursuant to this Section 2.05(b)(iii), if in connection with or constituting a Repricing Event, shall be subject to Section 2.05(d).

(iv)                          If the Borrower receives any cash proceeds from any capital contribution or any sale or issuance of its Equity Interests that increases the Borrower’s Consolidated EBITDA as provided in Section 8.04, the Borrower shall cause the Loans (first, Term Loans, and to the extent of any excess Net Cash Proceeds, to repay

Revolving Credit Loans and Swing Line Loans and permanently reduce Revolving Credit Commitments and, to the extent of any excess Net Cash Proceeds, to Cash Collateralize L/C Obligations) to be prepaid (and, to the extent provided above, Commitments to be reduced and Letters of Credit to be Cash Collateralized) in an amount equal to 100% of all Net Cash Proceeds received therefrom on or prior to the date which is five (5) Business Days after the receipt of such Net Cash Proceeds.

(v)                              If for any reason the aggregate Revolving Credit Exposures at any time exceeds the aggregate Revolving Credit Commitments then in effect, the Borrower shall promptly prepay or cause to be promptly prepaid Revolving Credit Loans and Swing Line Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided that the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(b)(v) unless after the prepayment in full of the Revolving Credit Loans and Swing Line Loans, the aggregate Revolving Credit Exposures exceed the aggregate Revolving Credit Commitments then in effect.

(vi)                          The Borrower shall notify the Administrative Agent in writing of any mandatory prepayment and/or commitment reduction required to be made pursuant to Section 2.05(b)(i), (ii), (iii), (iv) or (v) at least three (3) Business Days prior to the date of such prepayment and/or commitment reduction.  Each such notice shall specify the date of such prepayment and/or commitment reduction and provide a reasonably detailed calculation of the amount of such prepayment and/or commitment reduction.  The Administrative Agent will promptly notify each Appropriate Lender of the contents of the Borrower’s notice and of such Appropriate Lender’s Pro Rata Share of the prepayment and/or commitment reduction.

(vii)                      Each prepayment of Term Loans pursuant to this Section 2.05(b) shall be applied pro rata to each Class of Term Loans (based on the TL Repayment Percentages of the various Classes of Term Loans at such time), and in each case, to reduce the then remaining installments of such Class of Term Loans in inverse order of maturity.  Each prepayment of Term Loans, Revolving Credit Loans and Swing Line Loans pursuant to this Section 2.05(b) shall be paid to the Appropriate Lenders entitled thereto in accordance with their respective Pro Rata Shares.

(c)                               Funding Losses, Etc.  All prepayments under this Section 2.05 shall be made together with, in the case of any such prepayment of a Eurodollar Loan on a date other than the last day of an Interest Period thereof, any amounts owing in respect of such Eurodollar Loan pursuant to Section 3.05.  Notwithstanding any of the other provisions of this Section 2.05, so long as no Default shall have occurred and be continuing, if any prepayment of Eurodollar Loans is required to be made under Section 2.05(b), other than on the last day of the Interest Period thereof, in lieu of making any payment pursuant to Section 2.05(b) in respect of any such Eurodollar Loan other than on the last day of the Interest Period thereof, the Borrower may, in its sole discretion, deposit the amount of any such prepayment otherwise required to be made thereunder into a Cash Collateral Account until the last day of such Interest Period, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of such Loans in accordance with Section 2.05(b).  Upon the occurrence and during the continuance of any Default, the Administrative Agent shall also be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of the outstanding Loans and Cash Collateralization of Letters of Credit in accordance with the applicable provisions of Section 2.05(b).

(d)                             Repricing Event Premium. In the event that on or prior to the one (1) year anniversary of the First Amendment Effective Date a Repricing Event (as defined below) with respect to all or any portion of a B Term Lender’s B Term Loans occurs (x) other than as the result of an amendment to this Agreement, then at the time thereof, the Borrower shall pay to such B Term Lender a prepayment premium equal to 1.00% of the principal amount of B Term Loans subject to such Repricing Event during such period and (y) as the result of any amendment to this Agreement, then at the time thereof, the Borrower shall pay to such B Term Lender so long as such Lender has not consented to such amendment, a prepayment premium equal to 1.00% of the principal amount of such non-consenting B Term Lender’s Term Loans subject to such Repricing Event during such period.  As used herein, “Repricing Event” shall mean (i) any prepayment or repayment of any B Term Loans pursuant to Sections 2.05(a)(i) or 2.05(b)(iii) with the proceeds of, or any conversion (by way of amendment, amendment and restatement, mandatory assignment or otherwise) of the B Term Loans into, any new or replacement tranche of term loans (whether under this Agreement or otherwise) with an “effective interest rate” less than the “effective interest rate” applicable to the B Term Loans being prepaid and (ii) any repricing of the B Term Loans (whether pursuant to an amendment, amendment and restatement, mandatory assignment or otherwise including the refinancing of any Term Loans with Replacement Term Loans pursuant to Section 10.01) that reduces the “effective interest rate” applicable to the B Term Loans (in each case, as such comparative “effective interest rates” are reasonably determined by the Administrative Agent, in consultation with the Borrower, and taking into account interest rate floors, original issue discount and upfront fees (which shall be deemed to constitute like amounts of original issue discount) (with original issue discount being equated to interest based on an assumed four-year life to maturity) but excluding customary arrangement, structuring, underwriting or commitment fees).

(e)                               Junior Financing Prepayments.  Anything contained in Section 2.05(b) to the contrary notwithstanding, (i) if, following the occurrence of any “Asset Sale” (as such term is defined in the Senior Unsecured Notes Indenture), or similar sale or occurrence (however designated) in any other Junior Financing Documentation, the Borrower or any Restricted Subsidiary is required to commit by a particular date (a “Commitment Date”) to apply or cause the other Loan Parties to apply an amount equal to any of the “Net Cash Proceeds” (as defined in the Senior Unsecured Notes Indenture), or apply any other amount (however designated) pursuant to any other Junior Financing Documentation, or to apply by a particular date (an “Application Date”) an amount equal to any such “Net Cash Proceeds” or other amount in a particular manner, in either case in order to excuse the Borrower from being required to make an “Net Proceeds Offer” (as defined in the Senior Unsecured Notes Indenture), or a similar purchase offer or required prepayment, redemption or defeasance (however designated) pursuant to any other Junior Financing Documentation in connection with such Asset Sale or other occurrence, and the Borrower or such Restricted Subsidiary shall have failed to so commit or to so apply an amount equal to such Net Cash Proceeds or other amount at least 60 days before the applicable Commitment Date or Application Date, as the case may be or, if 60 days is not available under the applicable Junior Financing Documentation at least 5 Business Days prior to such Commitment Date or Application Date, or (ii) if the Borrower or any Restricted Subsidiary at any other time shall have failed to apply or commit or cause to be applied an amount equal to any such Net Cash Proceeds or other amount, and, within 30 days thereafter assuming no further application or commitment of an amount equal to such “Net Cash Proceeds” or other amount the Borrower or such Restricted Subsidiary would otherwise be required to make a Net Proceeds Offer or a similar purchase offer or required prepayment, redemption or defeasance in respect thereof, then in either such case the Borrower shall immediately pay or cause to be paid to the Administrative Agent an amount equal to such “Net Cash Proceeds” or other amount to be applied first, to prepay the Term Loans and, to the extent of any excess “Net Cash Proceeds” or other amount, to repay the Revolving Credit Loans and Swing Line Loans and permanently reduce Revolving Credit Commitments and, to the extent of any excess “Net Cash Proceeds” or other amount, to Cash Collateralize L/C Obligations in the manner set forth in Section 2.05(b) in such amounts as shall excuse the Borrower from making any such Net Proceeds Offer or similar purchase offer or required prepayment, redemption or defeasance.

SECTION 2.06.                                       Termination or Reduction of Revolving Credit Commitments.

(a)                               Optional.  The Borrower may, upon written notice to the Administrative Agent, terminate the unused Revolving Credit Commitments, or from time to time permanently reduce the unused Revolving Credit Commitments; provided that (i) any such notice shall be received by the Administrative Agent three (3) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $1,000,000 or any whole multiple of $1,000,000 in excess thereof and (iii) if, after giving effect to any reduction of the Revolving Credit Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the amount of the Revolving Credit Facility, such sublimit shall be automatically reduced by the amount of such excess.  Except as set forth above, the amount of any Revolving Credit Commitment reduction shall not be applied to the Letter of Credit Sublimit or the Swing Line Sublimit unless otherwise specified by the Borrower.  Notwithstanding the foregoing, the Borrower may rescind or postpone any notice of termination of the Revolving Credit Commitments if such termination would have resulted from a refinancing of the Revolving Credit Facility, which refinancing shall not be consummated or otherwise shall be delayed.

(b)                              Application of Revolving Credit Commitment Reductions; Payment of Fees.  The Administrative Agent will promptly notify the Revolving Credit Lenders of any termination or reduction of unused portions of the Letter of Credit Sublimit, the Swing Line Sublimit or the Revolving Credit Commitments under this Section 2.06.  Upon any reduction of Revolving Credit Commitments, the Revolving Credit Commitment of each Revolving Credit Lender shall be reduced by such Lender’s Pro Rata Share of the amount by which such Revolving Credit Commitments are reduced (other than the termination of the Revolving Credit Commitment of any Revolving Credit Lender as provided in Section 3.07).  All commitment fees accrued until the effective date of any termination or reduction of the Revolving Credit Commitments shall be paid on the effective date of such termination or reduction.

SECTION 2.07.                                       Repayment of Loans.

(a)                               Term Loans.  The Borrower shall repay to the Administrative Agent for the ratable account of the B Term Loan Lenders (i) on the last Business Day of each March, June, September and December, commencing on June 30, 2013, an amount equal to 0.25% of the sum of aggregate amount of all B Term Loans outstanding on the Closing Date plus the aggregate amount of Increase B Term Loan Commitments obtained by the Borrower pursuant to Section 2.14(a) from time to time (which payments shall be reduced as a result of the application of prepayments in accordance with, and to the extent set forth in, Sections 2.05(a) and 2.05(b)) and (ii) on the B Term Loan Maturity Date, the aggregate principal amount of all B Term Loans outstanding on such date (each payment described in clauses (i) or (ii) above, a “B Term Loan Installment”).  Notwithstanding anything to the contrary contained in this Agreement, the foregoing amortization payments shall be for the benefit of the B Term Loans and any Increase B Term Loans made from time to time only, and any scheduled amortization payments with respect to any Series of Incremental Term Loans shall be independently agreed between the Borrower and the providers of such Series of Incremental Term Loans.

(b)                              Revolving Credit Loans.  The Borrower shall repay to the Administrative Agent for the ratable account of the Revolving Credit Lenders on the Revolving Credit Maturity Date the aggregate principal amount of all Revolving Credit Loans outstanding on such date.

(c)                               Swing Line Loans.  The Borrower shall repay each Swing Line Loan on the earlier to occur of (i) the date ten (10) Business Days after such Loan is made and (ii) the Revolving Credit Maturity Date.

SECTION 2.08.                                       Interest.  (a) Subject to the provisions of Section 2.08(b), (i) each Eurodollar Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Adjusted LIBO Rate for such Interest Period plus the Applicable Rate; (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for Base Rate Loans.

(b)                              Upon the occurrence and during the continuance of any Event of Default described in Sections 8.01(a)(i), (a)(ii) (with respect to interest only), (f) or (g), or, to the extent required by the Required Lenders, any other Event of Default (or, with respect to a Financial Covenant Event of Default that is not an Event of Default with respect to any Term Loan, the Majority Revolving Lenders), the principal amount of all Loans outstanding and any interest payments on the Loans and any fees or other amounts owed under the Loan Documents shall in each case thereafter bear interest (including post-petition interest in any proceeding under the Debtor Relief Laws) payable on demand in cash at a rate that is equal to the lesser of (x) the Default Rate and (y) the maximum rate of interest permitted under applicable Law; provided in the case of Eurodollar Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective such Eurodollar Loans shall thereupon become Base Rate Loans and shall thereafter bear interest accordingly as provided in the definition of Default Rate (or, if less, the maximum rate of interest permitted under applicable Law).  Payment or acceptance of the increased rates of interest provided for in this Section 2.08(b) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of the Administrative Agent or any Lender.

(c)                               Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein.  Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

(d)                             Until the day that is three (3) Business Days after the Closing Date, each B Term Loan shall be a Base Rate Loan.

(e)                               All computations of interest hereunder shall be made in accordance with Section 2.10.

SECTION 2.09.                                       Fees.  In addition to certain fees described in Sections 2.03(h) and (i):

(a)                               Commitment Fee.  The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Pro Rata Share, a commitment fee equal to the Applicable Commitment Fee Rate times the actual daily Revolving Credit Availability; provided that any commitment fee accrued with respect to the Revolving Credit Commitment of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such commitment fee shall otherwise have been due and payable by the Borrower prior to such time; provided further, that no commitment fee shall accrue on the Revolving Credit Commitment of a Defaulting Lender so long as such Lender shall be a Defaulting Lender.  The commitment fee shall accrue at all times from the Closing Date until the Revolving Credit Maturity Date, including at any time during which one or more of the conditions in Article 4 is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Revolving Credit Maturity Date (or, if earlier, upon the termination of the Aggregate Commitments).  The commitment fee shall be calculated quarterly in arrears.

(b)                              Other Fees.  The Borrower shall pay to the Agents the fees set forth in the Fee Letter and such other fees as shall have been separately agreed upon in writing in the amounts and at the times so specified.  Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever (except as expressly agreed between the Borrower and the applicable Agent).

(c)                               The Borrower shall pay each B Term Lender, on the Closing Date, up-front fees equal to such B Term Lender’s B Term Loan Commitment multiplied by 1.00%.

SECTION 2.10.                                       Computation of Interest and Fees.  All computations of interest for Base Rate Loans when the Base Rate is determined by the Prime Rate shall be made on the basis of a year of three hundred and sixty-five (365) days (or when applicable, three hundred and sixty-six (366) days) and actual days elapsed.  All other computations of fees and interest shall be made on the basis of a three hundred and sixty (360) day year and actual days elapsed.  Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one (1) day.  Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

SECTION 2.11.                                       Evidence of Indebtedness.  (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and evidenced by one or more entries in the Register maintained by the Administrative Agent, acting solely for purposes of Treasury Regulation Section 5f.103-1(c), as agent for the Borrower, in each case in the ordinary course of business.  The accounts or records maintained by the Administrative Agent and each Lender shall be prima facie evidence absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon.  Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations.  In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.  Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note or Notes payable to such Lender, which shall evidence such Lender’s Loans of the applicable Class or Classes in addition to such accounts or records.  Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

(b)                              In addition to the accounts and records referred to in Section 2.11(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records and, in the case of the Administrative Agent, entries in the Register, evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans.  In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

(c)                               Entries made in good faith by the Administrative Agent in the Register pursuant to Sections 2.11(a) and (b), and by each Lender in its account or accounts pursuant to Sections 2.11(a) and (b), shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement and the other Loan Documents, absent manifest error; provided that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Agreement and the other Loan Documents.

SECTION 2.12.                                       Payments Generally.  (a) All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. All payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein.  The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office.  All payments received by the Administrative Agent after 2:00 p.m. shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.

(b)                              If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be; provided that, if such extension would cause payment of interest on or principal of Eurodollar Loans to be made in the next succeeding calendar month, such payment shall be made on the immediately preceding Business Day.

(c)                               Unless the Borrower or any Lender has notified the Administrative Agent, prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto.  If and to the extent that such payment was not in fact made to the Administrative Agent in immediately available funds, then:

(i)                                  if the Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in immediately available funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in immediately available funds at the Federal Funds Rate from time to time in effect; and

(ii)                              if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in immediately available funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the “Compensation Period”) at a rate per annum equal to (i) from the date such amount was made available through the first Business Day thereafter, the Federal Funds Rate from time to time in effect and (ii) thereafter, the rate applicable to the applicable Loan made to the Borrower.  When such Lender makes payment to the Administrative Agent (together with all accrued interest thereon), then such payment amount (excluding the amount of any interest which may have accrued and been paid in respect of such late payment) shall constitute such Lender’s Loan included in the applicable Borrowing.  If such Lender does not pay such amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing.  Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this Section 2.12(c) shall be conclusive, absent manifest error.

(d)                             If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article 2, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article 4 are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(e)                               The obligations of the Lenders hereunder to make Loans and to fund participations in Letters of Credit and Swing Line Loans are several and not joint. The failure of any Lender to make any Loan or to fund any such participation on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or purchase its participation.

(f)                                Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

(g)                              Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Administrative Agent and the Lenders under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the order of priority set forth in Section 8.03.  If the Administrative Agent receives funds for application to the Obligations of the Loan Parties under or in respect of the Loan Documents under circumstances for which the Loan Documents do not specify the manner in which such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each of the Lenders in accordance with such Lender’s pro rata share of the sum of (a) the Outstanding Amount of all Loans outstanding at such time and (b) the Outstanding Amount of all L/C Obligations outstanding at such time, in repayment or prepayment of such of the outstanding Loans or other Obligations then owing to such Lender.

SECTION 2.13.                                       Sharing of Payments.  If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it, or the participations in L/C Obligations and Swing Line Loans held by it, any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other applicable Lenders such participations in the Loans made by them and/or such subparticipations in the participations in L/C Obligations or Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loans or such participations, as the case may be, pro rata with each Lender entitled to a pro rata share of such payment; provided that (x) if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other applicable Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon, (y) the provisions of this Section 2.13 shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including payments to an L/C Issuer pursuant to the L/C Back-Stop Arrangements) or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant other than any Holding Company, the Borrower or any of the Borrower’s Subsidiaries (other than to a Station Permitted Assignee in accordance with Section 10.07(l)), and (z) nothing in this Section 2.13 shall be construed to limit the applicability of Section 8.03 in the circumstances where Section 8.03 is applicable in accordance with its terms.  The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by applicable Law, exercise all its rights of payment (including the right of setoff, but subject to Section 10.09) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.  The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.13 and will in each case notify the Lenders following any such purchases or repayments.  Each Lender that purchases a participation pursuant to this Section 2.13 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

SECTION 2.14.                                       Incremental  Credit Extensions. (a) The Borrower shall have the right, in consultation and coordination with the Administrative Agent, to request (by written notice to the Administrative Agent) at any time and from time to time (1) one or more increases in the amount of Revolving Credit Commitments (each such increase, an “Increase Revolving Credit Commitment”), (2) one or more increases in the amount of the B Term Loan Commitments (each such increase, an “Increase B Term Loan Commitment”) or (3) one or more new tranches of term loan commitments (each such new tranche, an “Incremental Term Loan Commitment”); provided that

(i)                                  both at the time of any such request and on the Incremental Facility Closing Date in respect of such request, no Default or Event of Default shall have occurred and be continuing or result therefrom (including from the making of any Increase B Term Loan or Incremental Term Loan made on such date);

(ii)                              all representations and warranties contained herein and in the other Loan Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the Incremental Facility Closing Date in respect of such request (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date);

(iii)                          the Borrower shall be in compliance on a Pro Forma Basis with each of the covenants set forth in Section 7.11, in each case determined as of the last day of the Test Period most recently ended prior to the relevant Incremental Facility Closing Date with respect to which financial statements have been delivered pursuant to Section 6.01, including, without limiting the generality of the foregoing, (A) as if the Increase B Term Loan or Incremental Term Loan, if any, then being incurred had been incurred on the first day of such Test Period and remained outstanding for the entire Test Period and (B) after giving effect to the proposed use of proceeds thereof, if any;

(iv)                          the aggregate amount of each request (and provision therefor) for Revolving Credit Commitments, Increase B Term Loan Commitments or Incremental Term Loan Commitments shall be in a minimum aggregate amount for all applicable Lenders (including Persons who are Eligible Assignees and will become Lenders) of at least $50,000,000 (or such lesser amount that is acceptable to the Administrative Agent);

(v)                              the aggregate amount of all Increase Revolving Credit Commitments, Increase B Term Loan Commitments and Incremental Term Loan Commitments made available pursuant to this Section 2.14 shall not exceed $350,000,000; provided that such aggregate amount may exceed $350,000,000 to the extent, after giving effect to (A) all Increase Revolving Credit Commitments, Increase B Term Loans and Incremental Term Loans incurred under this Section 2.14 (as if they had been incurred on the first day of the most recent Test Period and remained outstanding for the entire Test Period and after giving effect to the proposed use of proceeds thereof, if any) and (B) the proposed use of proceeds thereof, if any, the First Lien Leverage Ratio would be less than or equal to 4.50:1.00; and

(vi)                          the Borrower shall have delivered to the Administrative Agent and each Lender a certificate executed by a Responsible Officer of the Borrower, (A) certifying to the best of such officer’s knowledge, compliance with the requirements of preceding clauses (i) through (v), inclusive, and (B) containing the calculations (in reasonable detail) required by the preceding clause (iii).

(b)                              All B Term Loans, Incremental Term Loans, Revolving Credit Loans and Swing Line Loans incurred, and Letters of Credit issued, as applicable (and all interest, fees and other amounts payable thereon) pursuant to an Increase Revolving Credit Commitment, Increase

B Term Loan Commitment or Incremental Term Loan Commitment shall (x) be Obligations under this Agreement and the other applicable Loan Documents, and (y) rank pari passu in right of payment and be secured by the relevant Collateral Documents, and guaranteed under each relevant Guaranty, on a pari passu basis with all Obligations relating to the other B Term Loans, Incremental Term Loans, if any, Revolving Credit Loans, Swing Line Loans, Letters of Credit (including L/C Obligations) and the B Term Loan Commitments, Incremental Term Loan Commitments, if any, and Revolving Credit Commitments (including the Revolving Obligations) secured by each such Collateral Document and guaranteed under each such Guaranty.

(c)                               The terms and provisions (including Applicable Rates, benchmark interest rate floors, unused commitment fees and Letter of Credit fees) of any Increase Revolving Credit Commitments and Revolving Credit Loans and Swing Line Loans incurred, and Letters of Credit issued, thereunder shall be identical to those of the Revolving Credit Commitments and the Revolving Credit Loans and Swing Line Loans incurred, and Letters of Credit issued, thereunder.

(d)                             The terms and provisions (including Applicable Rates and benchmark interest rate “floors”) of any Increase B Term Loan Commitments and Increase B Term Loans shall be identical to those of the B Term Loan Commitments and B Term Loans.

(e)                               Any Incremental Term Loans made on an Incremental Facility Closing Date shall be designated a separate series (a “Series”) of Incremental Term Loans for all purposes of this Agreement.  The terms and provisions of the Incremental Term Loan Commitments and Incremental Term Loans of any Series shall, except as otherwise set forth herein or in the applicable Incremental Amendment, be identical to those of the B Term Loan Commitments and B Term Loans.  The Incremental Term Loans of any Series (a) shall not mature earlier than the B Term Loan Maturity Date, (b) shall have a Weighted Average Life to Maturity equal to or in excess of the then longest maturing tranche of B Term Loans, and (c) shall accrue interest at an interest rate, shall be subject to benchmark interest rate floors and shall amortize according to an amortization schedule determined by the Borrower and the providers of the Incremental Term Loans of such Series; provided however, that to the extent the Effective Yield on the Incremental Term Loans of such Series exceeds the Effective Yield on the B Term Loans or any then existing Incremental Term Loans by more than 0.50%, the interest rates or benchmark interest rate floors on the B Term Loans shall increase by an amount necessary to increase the Effective Yield on the B Term Loans by the amount of such excess minus 0.50%; and provided further that the terms and provisions applicable to the Incremental Term Loans of such Series may differ from those applicable to the B Term Loans to the extent such differences are reasonably satisfactory to the Administrative Agent.

(f)                                Each notice from the Borrower pursuant to this Section shall set forth the requested amount and proposed terms of the relevant Revolving Credit Commitments, Increase B Term Loan Commitments or Incremental Term Loan Commitments.

(g)                              No Lender shall be obligated to provide any Increase Revolving Credit Commitment, Increase B Term Loan Commitment or Incremental Term Loan Commitment, unless it so agrees.  Increase Revolving Credit Commitments, Increase B Term Loan Commitments and Incremental Term Loan Commitments may be provided by any existing

Lender or by any other bank or other financial institution that is an Eligible Assignee (any such other bank or other financial institution that is an Eligible Assignee being called an “Additional Lender”), provided that the Administrative Agent (and in the case of Increase Revolving Credit Commitments, the Swing Line Lender and each L/C Issuer) shall have consented (not to be unreasonably withheld) to such Lender’s or Additional Lender’s providing such Increase Revolving Credit Commitments, Increase B Term Loan Commitments or Incremental Term Loan Commitments, as applicable, if such consent would be required under Section 10.07 for an assignment of Loans or Revolving Credit Commitments to such Lender or Additional Lender.  The Increase Revolving Credit Commitments, Increase B Term Loan Commitments or Incremental Term Loan Commitments, as applicable, provided by a Lender or an Additional Lender, as the case may be, shall (x) become Commitments under this Agreement pursuant to an amendment (each, an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Holding Companies, PubCo, the Borrower, each Lender agreeing to provide such Increase Revolving Credit Commitments, Increase B Term Loan Commitments or Incremental Term Loan Commitments, as applicable, each Additional Lender, if any, and the Administrative Agent and (y) constitute part of, and be added to, the Aggregate Commitments pursuant to such Incremental Amendment.  Notwithstanding anything herein to the contrary, the Incremental Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section, including to include appropriately each applicable Lender or Additional Lender in any determination of the “Required Lenders” and “Majority Revolving Lenders” and the Lenders’ “Pro Rata Share.”

(h)                              The effectiveness of any Incremental Amendment shall be subject to the satisfaction on the date thereof (each, an “Incremental Facility Closing Date”) of each of the conditions set forth in Section 4.02 (it being understood that all references to a “Credit Extension” or similar language in such Section 4.02 shall be deemed to refer to the effective date of such Incremental Amendment) and such other conditions as the parties thereto shall agree, including, without limitation, (i) the delivery of an acknowledgement in form and substance reasonably satisfactory to the Administrative Agent and executed by PubCo and each Loan Party acknowledging that all B Term Loans, Incremental Term Loans, Revolving Credit Loans and Swing Line Loans subsequently incurred, and Letters of Credit issued, as applicable (and all interest, fees and other amounts payable thereon), pursuant to the applicable Increase Revolving Credit Commitment, Increase B Term Loan Commitment or Incremental Term Loan Commitment shall constitute “Obligations” and, if applicable, “Revolving Obligations” under the Loan Documents, (ii) the delivery by the Holding Companies, PubCo and their respective Subsidiaries of such technical amendments, modifications and/or supplements to the respective Collateral Documents as are reasonably requested by the Administrative Agent to ensure that all B Term Loans, Incremental Term Loans, Revolving Credit Loans and Swing Line Loans subsequently incurred, and Letters of Credit issued, as applicable (and all interest, fees and other amounts payable thereon), pursuant to such Increase Revolving Credit Commitment, Increase B Term Loan Commitment or Incremental Term Loan Commitment (and related Obligations) are secured by, and entitled to the benefits of, the relevant Collateral Documents on a pari passu basis with the then existing Obligations secured by each such Collateral Document, (iii) the delivery to the Administrative Agent by PubCo and each Loan Party of such other officers’ certificates, board of director (or equivalent governing body) resolutions and evidence of good standing (to the extent available under applicable Law) as the Administrative Agent shall reasonably request, (iv) the delivery of an opinion or opinions in form and substance substantially similar to the opinions delivered on the Closing Date pursuant to Section 4.01(a)(v) from counsel to PubCo and the Loan Parties reasonably satisfactory to the Administrative Agent and (v) the delivery to the Administrative Agent of such title insurance endorsements and other customary items as the Administrative Agent shall reasonably request.

(i)                                  On an applicable Incremental Facility Closing Date on which Increase B Term Loan Commitments are effective, subject to the satisfaction of the foregoing terms and conditions, (i) each applicable Lender and Additional Lender shall make a Loan to the Borrower (an “Increase B Term Loan”) in an amount equal to its Increase B Term Loan Commitment (and thereafter such Increase B Term Loan shall be deemed a B Term Loan for all purposes hereunder), (ii) each Increase B Term Loan Commitment shall be deemed a B Term Loan Commitment for all purposes hereunder and (iii) each such Lender or Additional Lender shall become a Lender hereunder with respect to the Increase B Term Loan Commitment and the Increase B Term Loan made pursuant thereto (and thereafter such Lender shall be deemed a B Term Lender for all purposes hereunder).

(j)                                  On an applicable Incremental Facility Closing Date on which Incremental Term Loan Commitments of any Series are effective, subject to the satisfaction of the foregoing terms and conditions, (i) each applicable Lender and Additional Lender (each, an “Incremental Term Lender”) shall make a Loan to the Borrower (an “Incremental Term Loan”) in an amount equal to its Incremental Term Loan Commitment of such Series (and thereafter such Incremental Term Loan shall be deemed a Term Loan for all purposes hereunder) and (ii) each such Incremental Term Lender shall become a Lender hereunder with respect to the Incremental Term Loan Commitment of such Series and the Incremental Term Loan of such Series made pursuant thereto (and thereafter such Lender shall be deemed a Term Lender for all purposes hereunder).

(k)                              Upon each increase in the Revolving Credit Commitments pursuant to this Section, the Increase Revolving Credit Commitments shall be added to and become part of the Revolving Credit Facility.  In furtherance of the foregoing, (a) each Revolving Credit Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each Lender or Additional Lender providing a portion of the Increase Revolving Credit Commitments (each, a “Revolving Commitment Increase Lender”) in respect of such increase, and each such Revolving Commitment Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Credit Lender’s participations hereunder in outstanding Letters of Credit and Swing Line Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (i) participations hereunder in Letters of Credit and (ii) participations hereunder in Swing Line Loans held by each Revolving Credit Lender (including each such Revolving Commitment Increase Lender) will equal the percentage of the aggregate Revolving Credit Commitments of all Revolving Credit Lenders represented by such Revolving Credit Lender’s Revolving Credit Commitment and (b) if, on the date of such increase, there are any Revolving Credit Loans outstanding, the Borrower shall, in coordination with the Administrative Agent, repay outstanding Revolving Credit Loans of certain of the Revolving Credit Lenders, and incur additional Revolving Credit Loans from certain other

Revolving Credit Lenders (including the Additional Lenders), in each case to the extent necessary so that all of the Revolving Credit Lenders participate in each outstanding Borrowing of Revolving Credit Loans in accordance with their respective Pro Rata Share (after giving effect to any increase in the Aggregate Commitments pursuant to this Section 2.14) and with the Borrower being obligated to pay to the respective Revolving Credit Lenders any costs of the type referred to in Section 3.05 in connection with any such repayment and/or Borrowing.  Each Revolving Commitment Increase Lender shall become a Lender hereunder with respect to the Revolving Credit Facility on the applicable Incremental Facility Closing Date and thereafter shall be deemed a Revolving Credit Lender for all purposes hereunder.  The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.

SECTION 2.15.                                       Defaulting Lenders.  Notwithstanding any provision of this Agreement to the contrary, if any Revolving Credit Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Revolving Credit Lender is a Defaulting Lender:

(a)                               if any Swing Line Loan Exposure or Letter of Credit Exposure exists at the time a Revolving Credit Lender becomes a Defaulting Lender then:

(A)                          all or any part of such Swing Line Loan Exposure and Letter of Credit Exposure shall be reallocated among the Revolving Credit Lenders that are not Defaulting Lenders in accordance with their respective Pro Rata Shares but only to the extent (x) the sum of all Revolving Credit Exposures of all Revolving Credit Lenders that are not Defaulting Lenders plus such Defaulting Lender’s Swing Line Loan Exposure and Letter of Credit Exposure does not exceed the aggregate amount of all Revolving Credit Commitments of all Revolving Credit Lenders that are not Defaulting Lenders, (y) immediately following the reallocation to a Revolving Credit Lender that is not a Defaulting Lender, the Revolving Credit Exposure of such Revolving Credit Lender does not exceed its Revolving Credit Commitment at such time and (z) the conditions set forth in Sections 4.02(a) and (b) are satisfied at such time (it being understood that all references to a “Credit Extension” or similar language in such Section 4.02 shall be deemed to refer to the date of such reallocation);

(B)                           if the reallocation described in clause (A) above cannot, or can only partially, be effected, the Borrower shall within one (1) Business Day following notice by the Administrative Agent (x) first, prepay the portion of such Swing Line Loan Exposure that has not been reallocated among the Revolving Credit Lenders that are not Defaulting Lenders pursuant to clause (A) above and (y) second, Cash Collateralize such Defaulting Lender’s Letter of Credit Exposure (after giving effect to any partial reallocation pursuant to clause (A) above) in aggregate amount equal to 100% of such Defaulting Lender’s Letter of Credit Exposure for so long as such Letter of Credit Exposure is outstanding (the “L/C Back-Stop Arrangements”);

(C)                           the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.03(h) with respect to such Defaulting Lender’s Letter of Credit Exposure;

(D)                          if the Letter of Credit Exposure of the Revolving Credit Lenders that are not Defaulting Lenders is reallocated pursuant to clause (A) above, then the fees payable to the Revolving Credit Lenders pursuant to Section 2.03(h) shall be adjusted in accordance with the Pro Rata Shares of such Revolving Credit Lenders that are not Defaulting Lenders; and

(E)                            if any Defaulting Lender’s Letter of Credit Exposure is neither Cash Collateralized nor reallocated pursuant to this Section 2.15(a), then, without prejudice to any rights or remedies of any L/C Issuer or any Revolving Credit Lender hereunder, all Letter of Credit fees payable under Section 2.03(h) with respect to such Defaulting Lender’s Letter of Credit Exposure shall be payable to the applicable L/C Issuer until such Letter of Credit Exposure is Cash Collateralized and/or reallocated; and

(b)                              notwithstanding anything to the contrary contained in Section 2.03 or 2.04, so long as any Revolving Credit Lender is a Defaulting Lender, (i) the Swing Line Lender shall not be required to fund any Swing Line Loan and no L/C Issuer shall be required to issue, amend, renew or increase any Letter of Credit, unless it is satisfied that the related exposure will be 100% covered by the Revolving Credit Commitments of the Revolving Credit Lenders that are not Defaulting Lenders and/or cash collateral has been provided by the Borrower in accordance with Section 2.15(a), and (ii) participating interests in any such newly issued, amended, renewed or increased Letter of Credit or newly made Swing Line Loan shall be allocated among Revolving Credit Lenders that are not Defaulting Lenders in a manner consistent with Section 2.15(a)(A) (and Defaulting Lenders shall not participate therein).

In the event that the Administrative Agent, the Borrower, each L/C Issuer and the Swing Line Lender each agrees that a Defaulting Lender has adequately remedied all matters that caused such Revolving Credit Lender to be a Defaulting Lender, then (i) the Swing Line Loan Exposure and Letter of Credit Exposure of the Revolving Credit Lenders shall be readjusted to reflect the inclusion of such Revolving Credit Lender’s Revolving Credit Commitments and on such date such Revolving Credit Lender shall purchase at par such of the Revolving Credit Loans of the other Revolving Credit Lenders as the Administrative Agent shall determine may be necessary in order for such Revolving Credit Lender to hold such Revolving Credit Loans in accordance with its Pro Rata Share and (ii) so long as no Event of Default then exists, all funds held as cash collateral pursuant to the L/C Back-Stop Arrangements shall thereafter be promptly returned to the Borrower.  If the Revolving Credit Commitments have been terminated, all other Revolving Obligations have been paid in full and no Letters of Credit are outstanding, then, so long as no Event of Default then exists, all funds held as cash collateral pursuant to the L/C Back-Stop Arrangements shall thereafter be promptly returned to the Borrower.

SECTION 2.16.                                   Extensions.

(a)                              The Borrower may, by written notice to the Administrative Agent from time to time, request an extension (each, an “Extension”) of the maturity date of the

Revolving Credit Commitments, B Term Loans or Incremental Term Loans of any Class to the extended maturity date specified in such notice. Such notice shall: (i) set forth the amount of the applicable Revolving Credit Commitments or Term Loans that will be subject to such Extension (which shall be in minimum increments of $10,000,000 and a minimum amount of $50,000,000); (ii) set forth the date on which such Extension is requested to become effective (which shall be not less than ten (10) Business Days nor more than sixty (60) days after the date of such Extension notice (or such longer or shorter periods as the Administrative Agent shall agree in its sole discretion)); (iii) identify the relevant Revolving Credit Commitments and/or Term Loans to which such Extension relates; and (iv) specify any other amendments or modifications to this Agreement to be effected in connection with such Extension, which amendments or modifications shall apply only to the applicable Extended Revolving Credit Commitments or Extended Term Loans and shall comply with Section 2.16(c). Each Lender of the applicable Class of Revolving Credit Commitments or Term Loans shall be offered (an “Extension Offer”) an opportunity to participate in such Extension on a pro rata basis and on the same terms and conditions as each other Lender of such Class pursuant to procedures established by, or reasonably acceptable to, the Administrative Agent and the Borrower. If the aggregate principal amount of Revolving Credit Commitments or Term Loans in respect of which Lenders shall have accepted the relevant Extension Offer shall exceed the maximum aggregate principal amount of Revolving Credit Commitments or Term Loans, as applicable, subject to the Extension Offer as set forth in the Extension notice, then the Revolving Credit Commitments or Term Loans, as applicable, subject to such Extension held by such Lenders shall be extended ratably up to such maximum amount based on the respective principal amounts with respect to which such Lenders have accepted such Extension Offer.  Each group of Term Loans or Revolving Credit Commitments, as applicable, in each case as so extended pursuant to this Section 2.16, as well as the Term Loans and the Revolving Credit Commitments made on the Closing Date (in each case not so extended), shall be deemed a separate series; any Extended Term Loans shall constitute a separate series of Term Loans from the series of Term Loans from which they were converted; and any Extended Revolving Credit Commitments shall constitute a separate series of Revolving Credit Commitments from the series of Revolving Credit Commitments from which they were converted.

(b)                             The following shall be conditions precedent to the effectiveness of any Extension: (i) no Default or Event of Default shall have occurred and be continuing immediately prior to and immediately after giving effect to such Extension; (ii) the representations and warranties set forth in Article V and in each other Loan Document shall be deemed to be made and shall be true and correct in all material respects (except to the extent any such representation or warranty is qualified as to materiality, “Material Adverse Effect” or similar language, in which case, such representation or warranty shall be true and correct in all respects) on and as of the effective date of such Extension; (iii) the L/C Issuer and the Swing Line Lender shall have consented to any Extension of the Revolving Credit Commitments, to the extent that such Extension provides for the issuance or extension of Letters of Credit or making of Swing Line Loans at any time during the extended period; and (iv) the terms of such Extended Revolving Credit Commitments and Extended Term Loans shall comply with Section 2.16(c).

(c)                               The terms of each Extension shall be determined by the Borrower and the applicable extending Lenders and set forth in an Extension Amendment; provided that (i) the final maturity date of any Class of Extended Revolving Credit Commitments or Class of Extended Term Loans shall be no earlier than the Revolving Credit Maturity Date or the B Term Loan Maturity Date for the applicable Class from which such Extended Revolving Credit Commitments or Extended Term Loans were extended, respectively; (ii)(A) there shall be no scheduled amortization of the loans or reductions of commitments under any Extended Revolving Credit Commitments and (B) the Weighted Average Life to Maturity of any Class of Extended Term Loans shall be no shorter than the remaining Weighted Average Life to Maturity of each existing Class of Term Loans; (iii) the Extended Revolving Credit Loans and the Extended Term Loans will rank pari passu in right of payment and with respect to security with the existing Revolving Credit Loans and the existing Term Loans and the borrower and guarantors of the Extended Revolving Credit Commitments or Extended Term Loans, as applicable, shall be the same as the Borrower and guarantors with respect to the existing Revolving Credit Loans or Term Loans, as applicable; (iv) the interest rate margin, rate floors, fees, original issue discount and premium applicable to any Class of Extended Revolving Credit Commitment (and the Extended Revolving Credit Loans thereunder) and any Class of Extended Term Loans shall be determined by the Borrower and the applicable extending Lenders; (v)(A) any Class of Extended Term Loans may participate on a pro rata or less than pro rata (but not greater than pro rata) basis in voluntary or mandatory prepayments with the other Class of Term Loans and (B) borrowing and prepayment of Extended Revolving Credit Loans, or reductions of Extended Revolving Credit Commitments, and participation in Letters of Credit and Swing Line Loans, shall be on a pro rata basis with the other Revolving Credit Loans or Revolving Credit Commitments (except that the Borrower shall be permitted to permanently repay and terminate commitments of any Class on a better than a pro rata basis as compared to any other Class with a later maturity date than such Class); and (vi) the terms of the Extended Revolving Credit Commitments or Extended Term Loans, as applicable, shall be substantially identical to the terms set forth herein (except as set forth in clauses (i) through (v) above and for terms applicable only after the Revolving Credit Maturity Date (in the case of Extended Revolving Credit Commitments) or the latest of the B Term Loan Maturity Date, Incremental Term Loan Maturity Date and Revolving Credit Maturity Date (in the case of Extended Term Loans)).

(d)                             In connection with any Extension, the Loan Parties, PubCo (to the extent such Extension closes prior to the VoteCo SPE Reorganization Date), the Administrative Agent and each applicable extending Lender shall execute and deliver or cause to be delivered to the Administrative Agent an Extension Amendment and such other documentation (including, without limitation, supplements or amendments to the Collateral Documents, customary legal opinions, officer’s certificates and resolutions duly adopted by the board of directors (or equivalent governing body) of each Loan Party and PubCo (to the extent such Extension closes prior to the VoteCo SPE Reorganization Date) authorizing such Extension) as the Administrative Agent shall reasonably specify to evidence the Extension. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Extension.  The Administrative Agent and the Lenders hereby consent to Extensions  effectuated in accordance with this Section 2.16, and the other transactions contemplated by this Section 2.16 (including, for the avoidance of doubt, the payment of any interest, fees or premium in respect of any Extended Term Loans, Extended Revolving Commitments and/or Extended Revolving Credit Loans on such terms as may be set forth in the relevant Extension Offer or Extension Amendment) and hereby waive the requirements of any provision of this Agreement or any other Loan Document that may otherwise prohibit any such Extension or any other transaction contemplated by this Section 2.16.  Without limiting the generality of the foregoing, any Extension Amendment may, without the consent of any Lender other than the applicable extending Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to implement the terms of any such Extension, including any amendments necessary to establish Extended Revolving Credit Commitments or Extended Term Loans as a new Class of Revolving Credit Commitments or Term Loans, as applicable, and such other amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new Class (including to preserve the pro rata treatment of the extended and non-extended Class and to provide for the reallocation of Revolving Credit Exposure upon the expiration or termination of the commitments under any Class or tranche), in each case on terms consistent with this section.

ARTICLE III

Taxes, Increased Costs Protection and Illegality

SECTION 3.01.                                       Taxes.  (a) Except as provided by applicable Law, any and all payments by the Borrower (the term “Borrower” as used in this Article 3 being deemed to include any Subsidiary for whose account a Letter of Credit is issued or any other Loan Party making a payment under any Loan Document) to or for the account of any Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities (including additions to tax, penalties and interest) with respect thereto, whether now or hereafter imposed, levied, collected, withheld or assessed by any relevant Governmental Authority (“Taxes”).  If any Taxes are required to be deducted or withheld from or in respect of any sum payable under and in respect of any Loan Document to any Agent or any Lender, (i) the Borrower (or the applicable withholding agent, as the case may be) shall make such deductions or withholdings, (ii) the Borrower (or the applicable withholding agent, as the case may be) shall pay the full amount deducted to the appropriate Governmental Authority in accordance with applicable Laws, (iii) within thirty (30) days after the date of such payment (or, if receipts or evidence are not available within thirty (30) days, as soon as possible thereafter), the Borrower (or the applicable withholding agent, as the case may be) shall furnish to such Agent or Lender (as the case may be) the original or a certified copy of a receipt evidencing payment thereof to the extent such a receipt is issued therefor, or other written proof of payment thereof that is reasonably satisfactory to the Administrative Agent and (iv) except, in the case of each Agent and each Lender, with respect to (~~a~~A) Taxes imposed on or measured by its net income (and franchise or similar Taxes imposed in lieu of net income taxes), in each case (~~i~~I) by the jurisdiction (or any political subdivision thereof) under the Laws of which such Agent or such Lender, as the case may be, is organized or maintains a Lending Office, and all liabilities (including additions to tax, penalties and interest) with respect thereto or (~~ii~~II) that are imposed as a result of a present or former connection between the Agent or Lender and the jurisdiction imposing such Tax (other than connections arising from such Person having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document), (~~b~~B) branch profits taxes imposed by the jurisdiction described in clause (~~a~~A), (~~c~~C) in the case of a Lender (other than an assignee pursuant to a request by the Borrower under Section 3.07(a)), any U.S. federal withholding Taxes resulting from any law in effect on the date such Lender becomes a party (other than pursuant to Section 3.07(a)) to this Agreement (or designates a new Lending Office) or is attributable to such Lender’s failure to comply with Section 10.15, except to the extent that such Lender (or its assignor, if any) was entitled, at the time of  assignment (or designation of a new Lending Office), to receive additional amounts from the Borrower with respect to such withholding Taxes pursuant to this Section 3.01 and (~~d~~D) any withholding taxes imposed by FATCA (all such Taxes described in (~~a~~A) through (~~d~~D) being “Excluded Taxes”), the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 3.01), each of such Agent and such Lender receives an amount equal to the sum it would have received had no such deductions or withholdings in respect of Indemnified Taxes or Other Taxes been made.  If the Borrower fails to pay any Taxes or Other Taxes when due to the Governmental Authority or fails to remit to any Agent or any Lender the required receipts or other required documentary evidence, the Borrower shall indemnify such Agent and such Lender for any incremental taxes, interest or penalties that may become payable by such Agent or such Lender arising out of such failure.

(b)                              In addition, the Borrower agrees to pay any and all present or future stamp, court or documentary taxes and any other excise, property, intangible, filing, or mortgage recording taxes or charges or similar levies which arise from any payment made under or in respect of any Loan Document or from the execution, delivery, performance, enforcement or registration of, from any performance, receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document (hereinafter referred to as “Other Taxes”).

(c)                               (i) The Borrower agrees to indemnify each Agent and each Lender for and hold it harmless against (A) the full amount of Indemnified Taxes and Other Taxes (including any Indemnified Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 3.01) paid or payable by such Agent and such Lender and (B) any liability (including additions to tax, penalties, interest and expenses) arising therefrom or with respect thereto, in each case whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided such Agent or Lender, as the case may be, provides the Borrower with a written statement thereof setting forth in reasonable detail the basis and calculation of such amounts.  Payment under this Section 3.01(c)(i) shall be made within thirty (30) days after the date such Lender or such Agent makes a demand therefor.  Such written statement shall be conclusive of the amount so paid or payable absent manifest error.

(ii)                              Each Lender shall severally indemnify the Agents (but only to the extent that the Borrower has not already indemnified such Agent for such amounts and without limiting the obligation of the Borrower to do so) for (A) the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 3.01) attributable to such Lender paid by such Agent and (B) any liability (including additions to tax, penalties, interest and reasonable expenses) arising therefrom or with respect thereto, in each case whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided such Agent provides such Lender with a written statement thereof setting forth in reasonable detail the basis and calculation of such amounts.  Payment under this Section 3.01(c)(ii) shall be made within thirty (30) days after the date such Agent makes a demand therefor.

(d)                             If any Lender or Agent determines, in its sole discretion exercised in good faith, that it has received a refund in respect of any Taxes or Other Taxes as to which it has received indemnification payments or additional amounts from the Borrower pursuant to this Section 3.01, it shall remit such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 3.01 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund plus any interest included in such refund by the relevant Governmental Authority attributable thereto) to the Borrower, net of all out-of-pocket expenses of such Lender or Agent, as the case may be and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Borrower, upon the request of such Lender or Agent, as the case may be, agrees promptly to return such refund to such party in the event such party is required to repay such refund (plus any penalties, interest or other charges imposed by the relevant Governmental Authorities) to the relevant Governmental Authority.  Such Lender or Agent, as the case may be, shall provide the Borrower with a written statement setting forth in reasonable detail the basis and calculation of the amounts required to be repaid to the relevant Governmental Authority.  Notwithstanding anything to the contrary in this paragraph (d), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (d) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid.  Nothing herein contained shall interfere with the right of a Lender or Agent to arrange its tax affairs in whatever manner it thinks fit nor oblige any Lender or Agent to claim any tax refund or to make available its tax returns or disclose any information relating to its tax affairs or any computations in respect thereof or any other confidential information or require any Lender or Agent to do anything that would prejudice its ability to benefit from any other refunds, credits, reliefs, remissions or repayments to which it may be entitled.

(e)                               Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 3.01(a) or (c) with respect to such Lender it will, if requested by the Borrower, use commercially reasonable efforts (subject to such Lender’s overall internal policies of general application and legal and regulatory restrictions) to designate another Lending Office for any Loan or Letter of Credit affected by such event if in the judgment of such Lender, such designation (i) would eliminate or reduce amounts payable pursuant to Section 3.01(a) or (c), as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.  The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.  Nothing in this Section 3.01(e) shall affect or postpone any of the Obligations of the Borrower or the rights of such Lender pursuant to Section 3.01(a) or (c).

(f)                                Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 3.01 shall survive the termination of the Loan Documents.

SECTION 3.02.                                       Illegality.  If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurodollar Loans, or to determine or charge interest rates based upon the Adjusted LIBO Rate, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue Eurodollar Loans or to convert Base Rate Loans to Eurodollar Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist.  Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Loans to such day, or promptly, if such Lender may not lawfully continue to maintain such Eurodollar Loans.  Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted and all amounts due, if any, in connection with such prepayment or conversion under Section 3.05.  Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.

SECTION 3.03.                                       Inability to Determine Rates.  If the Required Lenders determine that for any reason adequate and reasonable means do not exist for determining the Adjusted LIBO Rate for any requested Interest Period with respect to a proposed Eurodollar Loan, or that the Adjusted LIBO Rate for any requested Interest Period with respect to a proposed Eurodollar Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, or that Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and the Interest Period of such Eurodollar Loan, the Administrative Agent will promptly so notify the Borrower and each Lender.  Thereafter, the obligation of the Lenders to make or maintain Eurodollar Loans shall be suspended until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice.  Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

SECTION 3.04.                                       Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurodollar Loans.  (a) If any Lender determines that as a result of any Change in Law (i) there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurodollar Loans or (as the case may be) issuing or participating in Letters of Credit, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this Section 3.04(a) any such increased costs or reduction in amount resulting from reserve requirements contemplated by Section 3.04(c)), or (ii) any Lender shall be subject to any Taxes (other than (A) Taxes indemnified under Section 3.01, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its Loans, Letters of Credit, Revolving Credit Commitment or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, then from time to time within fifteen (15) days after demand by such Lender setting forth in reasonable detail such increased costs (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction.

(b)                              If any Lender determines that any Change in Law regarding capital requirements has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender’s obligations hereunder (taking into consideration its policies with respect to capital adequacy and such Lender’s desired return on capital), then from time to time upon demand of such Lender setting forth in reasonable detail the charge and the calculation of such reduced rate of return (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction within fifteen (15) days after receipt of such demand.

(c)                               The Borrower shall pay to each Lender, (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (except for Statutory Reserves to the extent included in the determination of the Adjusted LIBO Rate), additional interest on the unpaid principal amount of each Eurodollar Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive in the absence of manifest error), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the Revolving Credit Commitments or the funding of the Eurodollar Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Revolving Credit Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error) which in each case shall be due and payable on each date on which interest is payable on such Loan; provided that the Borrower shall have received at least fifteen (15) days’ prior notice (with a copy to the Administrative Agent) of such additional interest or cost from such Lender.  If a Lender fails to give notice fifteen (15) days prior to the relevant Interest Payment Date, such additional interest or cost shall be due and payable fifteen (15) days from receipt of such notice.

(d)                             Failure or delay on the part of any Lender to demand compensation pursuant to this Section 3.04 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to Section 3.04(a), (b) or (c) for any such increased cost or reduction incurred more than one hundred and eighty (180) days prior to the date that such Lender demands, or notifies the Borrower of its intention to demand, compensation therefor; provided further, that, if the circumstance giving rise to such increased cost or reduction is retroactive, then such 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

(e)                               If any Lender requests compensation under this Section 3.04, then such Lender will, if requested by the Borrower, use commercially reasonable efforts to designate another Lending Office for any Loan or Letter of Credit affected by such event; provided that such efforts are made on terms that, in the reasonable judgment of such Lender, cause such Lender and its Lending Office(s) to suffer no material economic, legal or regulatory disadvantage; provided further, that nothing in this Section 3.04(e) shall affect or postpone any of the Obligations of the Borrower or the rights of such Lender pursuant to Section 3.04(a), (b), (c) or (d).

SECTION 3.05.                                       Funding Losses.  Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense (but not loss of profit margin) incurred by it as a result of:

(a)                               any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); or

(b)                              any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower;

including any loss or expense (but not loss of profit margin) arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained.

For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurodollar Loan made by it at the Adjusted LIBO Rate for such Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Loan was in fact so funded.

SECTION 3.06.                                       Matters Applicable to All Requests for Compensation.  (a) Any Agent or any Lender claiming compensation under this Article 3 shall deliver a certificate to the Borrower setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error.  In determining such amount, such Agent or such Lender may use any reasonable averaging and attribution methods.

(b)                              With respect to any Lender’s claim for compensation under Section 3.01, 3.02, 3.03 or 3.04, the Borrower shall not be required to compensate such Lender for any amount incurred more than one hundred eighty (180) days prior to the date that such Lender notifies the

Borrower of the event that gives rise to such claim; provided that, if the circumstance giving rise to such claim is retroactive, then such 180-day period referred to above shall be extended to include the period of retroactive effect thereof.  If any Lender requests compensation by the Borrower under Section 3.04, the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or continue from one Interest Period to another Eurodollar Loans, or to convert Base Rate Loans into Eurodollar Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.06(c) shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

(c)                               If the obligation of any Lender to make or continue from one Interest Period to another any Eurodollar Loan, or to convert Base Rate Loans into Eurodollar Loans shall be suspended pursuant to Section 3.06(b), such Lender’s Eurodollar Loans shall be automatically converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for such Eurodollar Loans (or, in the case of an immediate conversion required by Section 3.02, on such earlier date as required by Law) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 3.01, 3.02, 3.03 or 3.04 that gave rise to such conversion no longer exist:

(i)                                  to the extent that such Lender’s Eurodollar Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender’s Eurodollar Loans shall be applied instead to its Base Rate Loans; and

(ii)                              all Loans that would otherwise be made or continued from one Interest Period to another by such Lender as Eurodollar Loans shall be made or continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be converted into Eurodollar Loans shall remain as Base Rate Loans.

(d)                             If any Lender gives notice to the Borrower (with a copy to the Administrative Agent) that the circumstances specified in Section 3.01, 3.02, 3.03 or 3.04 that gave rise to the conversion of such Lender’s Eurodollar Loans pursuant to this Section 3.06 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans made by other Lenders are outstanding, such Lender’s Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurodollar Loans and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Pro Rata Shares.

SECTION 3.07.                                       Replacement of Lenders under Certain Circumstances.  (a) If at any time (i) the Borrower becomes obligated to pay additional amounts or indemnity payments described in Section 3.01 or 3.04 as a result of any condition described in such Sections or any Lender ceases to make Eurodollar Loans as a result of any condition described in Section 3.02 or Section 3.04, (ii) any Revolving Credit Lender becomes a Defaulting Lender or (iii) any Lender becomes a Non-Consenting Lender, then the Borrower may, on ten (10) Business Days’ prior written notice to the Administrative Agent and such Lender, replace such Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to

Section 10.07(b) (with the assignment fee to be paid by the Borrower in such instance) all of its rights and obligations under this Agreement to one or more Eligible Assignees; provided that neither the Administrative Agent nor any Lender shall have any obligation to the Borrower to find a replacement Lender or other such Person; provided further, that (A) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments and (B) in the case of any such assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable Eligible Assignees shall have agreed to the applicable departure, waiver or amendment of the Loan Documents.

(b)                              Any Lender being replaced pursuant to Section 3.07(a) above shall (i) execute and deliver an Assignment and Assumption with respect to such Lender’s Revolving Credit Commitment and outstanding Loans and participations in L/C Obligations and Swing Line Loans, and (ii) deliver any Notes evidencing such Loans to the Borrower or Administrative Agent.  Pursuant to such Assignment and Assumption, (A) the assignee Lender shall acquire all or a portion, as the case may be, of the assigning Lender’s Revolving Credit Commitment and outstanding Loans and participations in L/C Obligations and Swing Line Loans, (B) all obligations of the Borrower owing to the assigning Lender relating to the Loans and participations so assigned shall be paid in full at par by the assignee Lender to such assigning Lender concurrently with such Assignment and Assumption and (C) upon such payment and, if so requested by the assignee Lender, delivery to the assignee Lender of the appropriate Note or Notes executed by the Borrower, the assignee Lender shall become a Lender hereunder and the assigning Lender shall cease to constitute a Lender hereunder with respect to such assigned Loans, Revolving Credit Commitments and participations, except with respect to indemnification provisions under this Agreement, which shall survive as to such assigning Lender.  If the Lender being replaced does not comply with its obligations in the first sentence of this Section 3.07(b), then the Administrative Agent shall be entitled (but not obligated) and authorized to execute an Assignment and Assumption on behalf of such replaced Lender, and any such Assignment and Assumption so executed by the Administrative Agent and the assignee Lender shall be effective for purposes of this Section 3.07.

(c)                               Notwithstanding anything to the contrary contained above, any Lender that acts as an L/C Issuer may not be replaced hereunder at any time that it has any Letter of Credit outstanding hereunder unless arrangements reasonably satisfactory to such L/C Issuer (including the furnishing of a back-up standby letter of credit in form and substance, and issued by an issuer reasonably satisfactory to such L/C Issuer or the depositing of cash collateral into a Cash Collateral Account in amounts and pursuant to arrangements reasonably satisfactory to such L/C Issuer) have been made with respect to each such outstanding Letter of Credit and the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 9.09.

(d)                             In the event that (i) the Borrower or the Administrative Agent has requested that the Lenders consent to a departure or waiver of any provisions of the Loan Documents or agree to any amendment thereto, (ii) the consent, waiver or amendment in question requires the agreement of all affected Lenders in accordance with the terms of Section 10.01 or all the Lenders with respect to a certain Class of the Loans and (iii) the

Required Lenders have agreed to such consent, waiver or amendment, then any Lender who does not agree to such consent, waiver or amendment shall be deemed a “Non-Consenting Lender.”

SECTION 3.08.                                       Survival.  All of the Borrower’s obligations under this Article 3 shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder.

ARTICLE IV

Conditions Precedent to Credit Extensions

SECTION 4.01.                                       Conditions of Initial Credit Extension.  The obligation of each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent:

(a)                               The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer or other authorized signatory of the signing Loan Party party thereto, each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:

(i)                                  executed counterparts of this Agreement and the Guaranty;

(ii)                              a Note executed by the Borrower in favor of each Lender party to this Agreement on the Closing Date that has requested a Note at least two Business Days in advance of the Closing Date;

(iii)                          each Collateral Document set forth on Schedule 4.01(a), duly executed by each Loan Party party thereto, together with:

(A)                          certificates, if any, representing the Equity Interests constituting Collateral accompanied by undated stock powers or assignments separate from certificate executed in blank and instruments constituting Collateral indorsed in blank (provided that, the pledge of any Equity Interests of any Person that is subject to the jurisdiction of the Nevada Gaming Authorities as a licensee or registered company under the Nevada Gaming Laws will require the approval of the Nevada Gaming Authorities in order to be effective, and no certificates evidencing the Equity Interests of such Person or any undated stock powers or assignments separate from certificate relating thereto shall be delivered to the Administrative Agent or any custodial agent thereof until such approval has been obtained; provided further that, all certificates representing such Equity Interests (and the corresponding undated stock powers or assignments separate from certificate) shall be held in the State of Nevada by a bailee reasonably agreed to by the Administrative Agent pursuant to a Custodian Agreement in the form of Exhibit M attached hereto);

(B)                           opinions of counsel for the Loan Parties other than Immaterial Subsidiaries in states in which such Loan Parties are formed or the Mortgaged Properties are located, with respect to perfection of the Liens granted pursuant to the

Collateral Documents (including the Mortgages) and any related filings, recordations or notices (including fixture filings), in each case, in form and substance reasonably satisfactory to the Administrative Agent; and

(C)                           evidence that all other actions, recordings and filings that the Administrative Agent may deem reasonably necessary to satisfy the Collateral and Guarantee Requirement (including UCC financing statements, other filings, recordations or notices and with respect to the Mortgaged Properties, title insurance, surveys and environmental assessments referred to in the Collateral and Guarantee Requirement) shall have been taken, completed or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent;

(iv)                          such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer or other authorized signatory thereof authorized to act as a Responsible Officer and/or execute documents in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party on the Closing Date;

(v)                              (A) a legal opinion from Milbank, Tweed, Hadley & McCloy LLP, New York counsel to the Loan Parties substantially in the form of Exhibit J-1 and (B) a legal opinion from Brownstein Hyatt Farber Schreck, LLP, Nevada counsel to the Loan Parties, substantially in the form of Exhibit J-2;

(vi)                          a certificate signed by a Responsible Officer of the Borrower certifying that (A) there has been no change, effect, event or occurrence since December 31, 2011, that has had or could reasonably be expected to have a Material Adverse Effect, (B) no Default shall exist, or would result from the Credit Extensions on the Closing Date or from the application of the proceeds therefrom and (C) the representations and warranties of the Borrower contained in Article 5 and those of the Borrower and each other Loan Party contained in each other Loan Document to which such Person is a party shall be true and correct in all material respects on and as of the Closing Date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on and as of the Closing Date;

(vii)                      a certificate attesting to the Solvency of the Loan Parties (taken as a whole) after giving effect to the Credit Extensions on the Closing Date, from the principal accounting officer or treasurer of the Borrower;

(viii)                  evidence that all insurance (including title insurance) required to be maintained pursuant to the Loan Documents has been obtained and is in effect and that the Administrative Agent has been named as lender loss payee or additional insured, as applicable, under each insurance policy with respect to such insurance as to which the Administrative Agent shall have requested to be so named;

(ix)                          certified copies of the Manager Documents, the Borrower IP Agreements, the Opco IP Agreements, the GVR IP Agreements, the Non-Compete Agreement and each Native American Contract (or, in the case of Native American Contracts, forms of such contracts), duly executed by the parties thereto, together with all other Material Contracts, each including certification by a Responsible Officer of the Borrower that such documents are in full force and effect as of the Closing Date;

(x)                              a Committed Loan Notice or Letter of Credit Application, as applicable, relating to the Credit Extensions (if any) on the Closing Date;

(xi)                          a certified copy of the Holding Company Tax Sharing Agreement, duly executed by all parties thereto which is in full force and effect on the Closing Date;

(xii)                      all information and copies of all documents and papers, including records of each Loan Party proceeding, Governmental Approval, good standing certificate and bring-down telegram or facsimile, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by the proper Loan Party or Governmental Authorities;

(xiii)                  (A) a Phase I environmental assessment report, conducted under the ASTM International E1527-05 Standards, issued by a recognized environmental consultant for each Mortgaged Property described on Part 1 of Schedule 4.01(a)(xiii), which report shall be reasonably satisfactory to the Administrative Agent and either be addressed to, or accompanied by a reliance letter addressed to, the Administrative Agent, and (B) a reliance letter addressed to the Administrative Agent, in form and substance satisfactory to the Administrative Agent, for each Mortgaged Property described on Part 2 of Schedule 4.01(a)(xiii) with respect to the Phase I environmental assessment reports described on Part 2 of Schedule 4.01(a)(xiii);

(xiv)                  certified copies of all agreements entered into by the Holding Companies or any of their Subsidiaries governing the terms and relative rights of their Equity Interests and the Equity Rights Agreement; and

(xv)                      each of the other documents, instruments and certificates set forth on Schedule 4.01(a).

(b)                              The Administrative Agent shall have received all such evidence as may have been reasonably requested by the Administrative Agent to evidence the repayment in full of all of the Indebtedness under the Original Financing Agreements and/or to evidence the repayment of the same in connection with the initial advance of the proceeds of the Loans (or, with respect to the Indebtedness described in clause (c) of the definition of Original Financing Agreement, the Borrower has delivered on the Closing Date a notice of redemption of such Indebtedness to the trustee of such Indebtedness for a redemption thereof and deposited into escrow with such trustee an amount equal to the amount necessary to redeem all such Indebtedness that is not redeemed, repurchased or otherwise terminated prior to or on the Closing Date) and all such releases as may have been requested by the Administrative Agent with respect to the termination and release of the Liens on the Collateral or security documentation relating to the Original Financing Agreements or other obligations of the Loan Parties, which releases shall be in form and substance satisfactory to the Administrative Agent.

(c)                               All costs, fees and expenses required to be paid hereunder and under the other Loan Documents and invoiced before the Closing Date shall have been paid in full in cash.

(d)                             After giving effect to the initial Credit Extensions, (a) Borrower and its Subsidiaries shall have no outstanding preferred Equity Interests or Indebtedness, except for (i) Indebtedness listed on Schedule 7.03(b) and described in Section 7.03(s) and (ii) preferred stock held by the Borrower in its Subsidiaries and preferred stock held by one Loan Party in another Loan Party, so long as, in each such case, such preferred stock does not constitute Disqualified Equity Interests, is not otherwise entitled to any mandatory dividends or redemptions, and contains terms that are otherwise reasonably satisfactory to the Administrative Agent, and (b) all stock of Borrower shall be owned, collectively, by the Holding Companies free and clear of Liens (other than those securing the Obligations).

(e)                               The Joint Lead Arrangers and the Lenders shall have received (i) the Audited Financial Statements and the audit report for such financial statements (which shall not be subject to any qualification) and (ii) unaudited consolidated balance sheets and related statements of income, members’ equity and cash flows of the Borrower and its Subsidiaries, along with a schedule prepared by the Borrower showing the balance sheets and related statements of income, members’ equity and cash flows the Borrower, for the fiscal quarter ended September 30, 2012 (collectively, the “Unaudited Financial Statements”), which financial statements described in clauses (i) and (ii) shall be prepared in accordance with GAAP.

(f)                                The Administrative Agent shall have received all such evidence as may have been reasonably requested by the Administrative Agent to evidence the execution and delivery of the Senior Unsecured Notes Indenture and Senior Unsecured Notes and the incurrence by the Borrower of the Indebtedness thereunder.

(g)                              All material Permits necessary in connection with the consummation of the transactions contemplated by the Loan Documents (including all necessary approvals under applicable Gaming Laws but excluding the approval of the pledge of Equity Interests in Persons subject to the jurisdiction of the Nevada Gaming Authorities as a licensee or registered company under the Nevada Gaming Laws) and the continuing operations of the Borrower and its Subsidiaries (including shareholder approvals, if any) shall have been obtained on terms satisfactory to the Administrative Agent and the Lenders and shall be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions upon the consummation of the transactions contemplated by the Loan Documents.

SECTION 4.02.                                       Conditions to All Credit Extensions.  The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Eurodollar Loans) is subject to the following conditions precedent:

(a)                               The representations and warranties of the Borrower contained in Article 5 and those of the Borrower ~~and~~, each other Loan Party and PubCo contained in each other Loan Document to which such Person is a party shall be true and correct in all material respects on and as of the date of such Credit Extension; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.

(b)                              No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds therefrom.

(c)                               The Administrative Agent and, if applicable, the relevant L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Eurodollar Loans) submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

ARTICLE V

Representations and Warranties

The Borrower represents and warrants to the Agents, the L/C Issuers and the Lenders that:

SECTION 5.01.                                       Existence, Qualification and Power; Compliance with Laws.  Each of the Borrower, each other Loan Party ~~and~~, each of their Subsidiaries and PubCo (a) is a Person duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to (i) own, license or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and in good standing under the Laws of each jurisdiction where its ownership, licensing, lease or operation of properties or the conduct of its business requires such qualification, (d) is in compliance with all Laws, orders, writs, injunctions and decrees and (e) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted, except (A) in the case of the Borrower ~~and~~, each other Loan Party and PubCo, in each case referred to in clause (c), (d) or (e), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect and (B) in the case of the Unrestricted Subsidiaries, to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

SECTION 5.02.                                       Authorization; No Contravention. The execution, delivery and performance by the Borrower ~~and~~, each other Loan Party and PubCo of each Loan Document to which such Person is a party, and the consummation of the transactions contemplated hereby, are within such Loan Party’s or PubCo’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than Permitted Liens), or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any material Law.

SECTION 5.03.                                       Governmental Authorization; Other Consents.  No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, the Borrower of this Agreement or the Borrower ~~or~~, any other Loan Party or PubCo of any other Loan Document to which such Person is a party, or for the transactions contemplated hereby, (b) the grant by the Holding Companies ~~or~~, any other Loan Party or PubCo of the Liens granted by it pursuant to the Collateral Documents, (c) the perfection or maintenance of the Liens created under the Collateral Documents (including the priority thereof) or (d) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for (i) filings necessary to perfect the Liens on the Collateral granted by the Loan Parties and PubCo in favor of the Secured Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings, including all required Gaming Permits, which have been duly obtained, taken, given or made and are in full force and effect (except as set forth in clause (v) below), (iii) filings necessary to release collateral provided under the Original Financing Agreements or in connection with other obligations of the debtors which have been delivered to the Administrative Agent for filing, (iv) those items set forth on Schedule 5.03, (v) approval from the applicable Gaming Authorities of the Pledge Agreement, and (vi) approvals, consents, authorization or Permits required from any Governmental Authority in connection with an exercise of remedies under any of the Collateral Documents with respect to the Disposition of Equity Interests, gaming equipment or liquor.

SECTION 5.04.                                       Binding Effect.  This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party ~~that is~~and PubCo to the extent a party thereto.  This Agreement and each other Loan Document constitutes, a legal, valid and binding obligation of such Loan Party and PubCo, enforceable against each such Person that is party thereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 5.05.                                       Financial Statements; No Material Adverse Effect.  (a) The Audited Financial Statements and the Unaudited Financial Statements fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as of the dates thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein.  During the period from December 31, 2011 to and including the Closing Date, there has been (i) no sale, transfer or other Disposition by the Borrower or any of its Subsidiaries of any

material part of the business or property of the Borrower or any of its Subsidiaries, and (ii) no purchase or other acquisition by the Borrower or any of its Subsidiaries of any business or property (including any Equity Interests of any other Person) material in relation to the consolidated financial condition of the Borrower or any of its Subsidiaries, in each case, which is not reflected in the foregoing financial statements or in the notes thereto or has not otherwise been disclosed in writing to the Lenders prior to the Closing Date.

(b)                              Since the Closing Date, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(c)                               The forecasts of consolidated balance sheets, income statements and cash flow statements of the Borrower and its Restricted Subsidiaries for each fiscal year ending after the Closing Date until the seventh anniversary of the Closing Date, copies of which have been furnished to the Administrative Agent prior to the Closing Date in a form reasonably satisfactory to it, have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time of preparation of such forecasts, it being understood that actual results may vary from such forecasts and that such variations may be material.

(d)                             As of the Closing Date, none of the Borrower, any Holding Company or any Restricted Subsidiary has any material Indebtedness or other obligations or liabilities, direct or contingent (other than (i) the Senior Unsecured Notes, (ii) the liabilities reflected on Schedule 5.05, (iii) the Obligations and (iv) liabilities incurred in the ordinary course of business).

SECTION 5.06.                                       Litigation.  There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower, threatened in writing or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against any Holding Company, the Borrower or any of their respective Subsidiaries or against any of their properties or revenues that either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

SECTION 5.07.                                       No Default.  None of the Borrower, any Holding Company nor any of their respective Subsidiaries is in default under or with respect to, or a party to, any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  No Default or Event of Default has occurred and is continuing.

SECTION 5.08.                                       Ownership of Property; Liens.  (a) Each of the Holding Companies, the Borrower and each of their respective Restricted Subsidiaries has good and marketable title to, or valid leasehold (or subleasehold, as applicable) interests in, all its material properties and assets (including all Real Property), except for minor defects in title that, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ability of such party to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes and subject to Permitted Liens.  Except where the failure could not reasonably be expected to have a

Material Adverse Effect, each building constructed on a parcel of Real Property is free from material structural defects and all building systems contained therein are in good working order and condition, ordinary wear and tear excepted, suitable for the purposes for which they are currently being used.  No portion of the Real Property has suffered any material damage by fire or other casualty loss that has not heretofore been completely repaired and restored to its original condition, except where such damage could not reasonably be expected to have a Material Adverse Effect.  Each parcel of Real Property and the current use thereof complies in all material respects with all applicable Laws (including building and zoning ordinances and codes) and with all insurance requirements, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.  None of the Real Property constitutes a nonconforming use under applicable zoning ordinances and codes, except where such non-conforming use could not reasonably be expected to have a Material Adverse Effect.

(b)                              Except as, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (i) none of the Borrower or its Restricted Subsidiaries, or, to the knowledge of the Borrower, any other party thereto, is in material default under any Ground Lease to which it is a party and no event has occurred and no fact exists which could become a default with the giving of notice or the passage of time and all such leases are legal, valid, binding and in full force and effect and are enforceable in accordance with their terms, (ii) each of the Borrower and its Restricted Subsidiaries enjoys peaceful and undisturbed possession under all such Ground Leases and (iii) no landlord Lien has been filed, and, to the knowledge of the Borrower, no claim is being asserted, with respect to any lease payment under any Ground Lease.

(c)                               As of the Closing Date, none of the Borrower or any of the other Loan Parties has received any notice of, nor has any knowledge of, any pending or contemplated condemnation proceeding affecting any Real Property or any sale or Disposition thereof in lieu of condemnation.

(d)                             None of the Borrower or any other Loan Party, or, to the knowledge of the Borrower, any other party thereto, is in default in any material respect under any Material Contract.

(e)                               Each of the Borrower and its Restricted Subsidiaries has good, marketable and insurable (i) leasehold interests in the Land and the improvements thereon relating to its respective Ground Lease Properties, and enjoy the quiet and peaceful possession of the Leasehold Estate related thereto in all material respects, and (ii) fee simple title to the Land and the improvements thereon relating to all Real Property thereof other than the Ground Lease Properties, except for minor defects in title that, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or materially interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes, in each case free and clear of all Liens whatsoever except Permitted Liens.  Each of the Loan Parties has good and marketable title to the remainder of the material properties and assets of the Loan Parties, free and clear of all Liens whatsoever except Permitted Liens.  PubCo has good and marketable title to the voting Equity Interests issued to it by Borrower, free and clear of all Liens whatsoever except Permitted Liens.  The Collateral Documents, when properly recorded in the appropriate records, together with any

Uniform Commercial Code financing statements required to be filed or recorded in connection therewith, will create (i) a valid, perfected first mortgage Lien on the Land and the improvements thereon or the Leasehold Estate therein, as applicable, subject only to Permitted Liens and (ii) valid, perfected first priority security interests in and to, and perfected collateral assignments of, all personal property or any leases of equipment from third parties, all in accordance with the terms thereof, in each case subject only to any applicable Permitted Liens.  To the knowledge of the Borrower, there are no claims for payment for work, labor or materials affecting the Mortgaged Properties or other properties or assets of the Loan Parties or PubCo which are or may become a Lien prior to, or of equal priority with, the Liens created by the Loan Documents other than Permitted Liens.

(f)                                As of the Closing Date, (i) the Real Property owned or leased by the Borrower or its Restricted Subsidiaries are not subject to any material leases other than the Real Property Leases set forth on Schedule 5.08(f), (ii) no Person has any possessory interest in any Real Property or right to occupy the same except under and pursuant to the provisions of such Real Property Leases, (iii) the Material Real Property Leases are in full force and effect and to the best of the Borrower’s knowledge, there are no material defaults thereunder by either party (other than as expressly disclosed on Schedule 5.08(f)), (iv) no Rent under any Material Real Property Lease has been paid more than one (1) month in advance of its due date, except as disclosed on Schedule 5.08(f), (v) there has been no prior sale, transfer or assignment, hypothecation or pledge by the Borrower or any Restricted Subsidiary of any Real Property Lease or of the Rents received therein, which will be outstanding following the Closing Date, other than those assigned to the Administrative Agent on the Closing Date.

SECTION 5.09.                                       Environmental Compliance.  (a) There are no claims, actions, suits, or proceedings alleging potential liability or responsibility for violation of, or otherwise relating to, any Environmental Law that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)                              Except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) none of the properties currently or formerly owned, leased or operated by any Loan Party or any of its Subsidiaries is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or is adjacent to any such property; (ii) there are no and never have been any underground or aboveground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned, leased or operated by any Loan Party or any of its Subsidiaries or, to the Borrower’s knowledge, on any property formerly owned or operated by any Loan Party or any of its Subsidiaries; (iii) there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or any of its Subsidiaries; and (iv) Hazardous Materials have not been released, discharged or disposed of by any Person on any property currently or formerly owned, leased or operated by any Loan Party or any of its Subsidiaries and Hazardous Materials have not otherwise been released, discharged or disposed of by any of the Loan Parties and their Subsidiaries at any other location.

(c)                               The properties owned, leased or operated by the Borrower and its Subsidiaries do not contain any Hazardous Materials in amounts or concentrations which

(i) constitute, or constituted a violation of, (ii) require remedial action under, or (iii) could give rise to liability under, Environmental Laws, which violations, remedial actions and liabilities, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

(d)                             Neither the Borrower nor any of its Subsidiaries is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law except for such investigation or assessment or remedial or response action that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(e)                               All Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries have been disposed of in a manner not reasonably expected to result, individually or in the aggregate, in a Material Adverse Effect.

(f)                                Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, none of the Loan Parties and their Subsidiaries has contractually assumed any liability or obligation under or relating to any Environmental Law.

SECTION 5.10.                                       Taxes.

(a)                               The Holding Companies, the Borrower and the Borrower’s Subsidiaries have filed all U.S. federal and other material tax returns and reports required to be filed by them and all such tax returns are true, correct and complete in all material respects.  Each of the Holding Companies, the Borrower and the Borrower’s Subsidiaries has timely paid or timely caused to be paid all material Federal and state and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP.  No Lien has been filed, and to the knowledge of the Borrower, no claim is being asserted, with respect to any liability of any Holding Company, the Borrower or any of the Borrower’s Subsidiaries for Taxes.  As of the Closing Date, none of Holdco, the Borrower or any Subsidiary is treated as a corporation for U.S. federal income tax purposes.

(b)                              Except as set forth on Schedule 5.10(b), as of the Closing Date, no U.S. federal or other material tax return is under audit or examination by any Governmental Authority and no notice of such audit or examination or any assertion of any claim for taxes has been received from any Governmental Authority.  All amounts required to be withheld have been withheld by the Holding Companies, the Borrower and the Borrower’s Subsidiaries from their respective employees’ wages for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of the applicable Law and such withholdings have been timely paid to the respective Governmental Authorities.

SECTION 5.11.                                       ERISA Compliance.  (a) Except as could not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each Plan is in compliance with the applicable provisions of ERISA, the Code and other Federal or state Laws.

(b)                              (i) No ERISA Event has occurred during the five year period prior to the date on which this representation is made or deemed made or is reasonably expected to occur with respect to any Pension Plan; (ii) no Pension Plan has failed to satisfy the minimum funding standards (as defined in Section 412 of the Code and Sections 302 and 303 of ERISA), whether or not waived, or has been or is reasonably expected to be determined “at risk” (as defined in Section 430 of the Code and Sections 302 and 303 of ERISA) of not satisfying minimum funding standards (within the meaning of Section 412 of the Code or 302 of ERISA); and (iii) neither any Loan Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA, except, with respect to each of the foregoing clauses of this Section 5.11(b), as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

SECTION 5.12.                                       Subsidiaries; Equity Interests.  As of the Closing Date, neither the Borrower nor any other Loan Party has any Subsidiaries other than those specifically disclosed in Schedule 5.12, and all of the outstanding Equity Interests in the Borrower and its Subsidiaries have been validly issued, and as to any Subsidiaries which are corporations, are fully paid and nonassessable, and all Equity Interests owned by the Holding Companies, PubCo (in respect of the voting Equity Interests issued by the Borrower only), the Borrower and each of the Borrower’s Restricted Subsidiaries are owned free and clear of all Liens except (i) those created under the Collateral Documents and (ii) any nonconsensual Permitted Lien.  As of the Closing Date, Schedule 5.12 (a) sets forth the name and jurisdiction of each Subsidiary, (b) sets forth the ownership interest of the Holding Companies, ~~the~~PubCo (in respect of the voting Equity Interests issued by the Borrower only), the Borrower and any other Subsidiary in the Borrower and each Subsidiary, including the percentage of such ownership, (c) identifies each Subsidiary the Equity Interests of which are required to be pledged on the Closing Date pursuant to the Collateral and Guarantee Requirement and (d) identifies the Immaterial Subsidiaries, the Unrestricted Subsidiaries and the Native American Subsidiaries.

SECTION 5.13.                                       Margin Regulations; Investment Company Act.  (a) ~~No~~Neither any Loan Party nor PubCo is engaged nor will it engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board), or extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Borrowings or drawings under any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for purchasing or carrying margin stock or for the purpose of purchasing, carrying or trading in any securities under such circumstances as to involve the Borrower in a violation of Regulation X or to involve any broker or dealer in a violation of Regulation T.  No Indebtedness being reduced or retired out of the proceeds of any Loans or Letters of Credit was or will be incurred for the purpose of purchasing or carrying any margin stock.  Following the application of the proceeds of the Loans and the Letters of Credit, margin stock will not constitute more than 25% of the value of the assets of the Borrower and its Subsidiaries.  None of the transactions contemplated by this Agreement will violate or result in the violation of any of the provisions of the Regulations of the Board, including Regulation T, U or X.  If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1 referred to in Regulation U.

(b)                              None of the Loan Parties ~~or~~, any Subsidiary of any Loan Party or PubCo is required to be registered as an “investment company” under the Investment Company Act of 1940.

SECTION 5.14.                                       Disclosure.  No report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party or any Affiliate of a Loan Party to any Agent, Joint Lead Arranger or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (as modified or supplemented by other information so furnished) when taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected financial information and pro forma financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation; it being understood that such projections may vary from actual results and that such variances may be material.

SECTION 5.15.                                       Intellectual Property; Licenses, etc..

(a)  Each of the Borrower and its Restricted Subsidiaries (collectively) owns free and clear of any Liens (except Permitted Liens) or has a written license to use all of the trademarks, service marks, trade names, domain names, other source indicators, copyrights, patents, patent rights, licenses, technology, software, trade secrets, know-how, database rights, design rights and other intellectual property rights (collectively, “IP Rights”) that are necessary for or used in the ownership, management or operation of the businesses of the Borrower and the Restricted Subsidiaries.  Except as disclosed in Schedule 5.15(a), no IP Rights, Customer Data, advertising, product, process, method, substance, part or other material used by or for the benefit of the Borrower or any Restricted Subsidiary in the operation of their respective businesses as currently conducted infringes upon, misappropriates or violates any valid intellectual property rights held by any Person except for such infringements, misappropriations or violations, either individually or in the aggregate, which could not reasonably be expected to have a Material Adverse Effect.  Except as disclosed in Schedule 5.15(a), no offer or demand to take a license, claim, litigation, opposition or cancellation regarding any of the IP Rights or Customer Data owned or licensed by the Loan Parties or any Restricted Subsidiary is pending or, to the knowledge of the Borrower, threatened against the Borrower or any Restricted Subsidiary, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(b)  Each of the Borrower and its Restricted Subsidiaries have taken commercially reasonable efforts consistent with industry standards to protect the confidentiality, integrity and security of its computers, software, databases, systems (including reservations systems), servers, workstations, routers, hubs, switches, circuits, networks, Internet sites and all other information technology equipment (collectively, the “Technology Systems”) owned by the Borrower or any Restricted Subsidiary, from unauthorized access, interruption or corruption.

(c)  Except as set forth in Schedule 5.15(c), there has not, to the knowledge of the Borrower, occurred any material event of unauthorized access, lack of availability or failure of integrity of any data material to the businesses of the Holding Companies and the other Loan Parties within the past two (2) years.  Each of the Borrower and its Restricted Subsidiaries has reasonable safeguards in place to protect Customer Data in the each party’s possession or control from unauthorized access by third parties.  As used herein, “Customer Data” means any data in the possession or control of any Loan Party, whether by itself or in combination with other information collected or used by a Loan Party, that would enable a Loan Party to identify or locate a particular Person, including the name, address, telephone number, email address, IP address, social security number, bank account number or credit card number of any Person.

SECTION 5.16.                                       Solvency.  (a) After giving effect to the Loans and Letters of Credit to be made or issued on the Closing Date or any other date and after giving effect to the application of proceeds of such Loans or Letters of Credit, the Loan Parties (taken as a whole) are Solvent.

(b)                              After giving effect to the Loans or Letters of Credit to be made or issued on the Closing Date or such other date as Loans or Letters of Credit requested hereunder are made or issued:

(i)                                  the Loan Parties (taken as a whole) have not, do not intend to, and do not believe that they will incur debts beyond the ability of the Loan Parties (taken as a whole) to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by them and the timing of the amounts of cash to be payable on or in respect of their respective Indebtedness; and

(ii)                              the Loan Parties (taken as a whole) are not engaged in business or a transaction, and are not about to engage in business or a transaction, for which the Loan Parties’ property would constitute an unreasonably small capital.

SECTION 5.17.                                       Maintenance of Insurance.  The Borrower and the Restricted Subsidiaries, as applicable, maintain insurance in accordance with the requirements set forth in Section 6.07.  None of the Borrower or any of its Restricted Subsidiaries (a) has received notice from any insurer (or any agent thereof) that substantial capital improvements or other substantial expenditures will have to be made in order to continue such insurance or (b) has any reason to believe that it will not be able to renew its existing coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a substantially similar cost except in each case as would not, individually or in the aggregate, have a Material Adverse Effect.  Schedule 5.17 sets forth a true, complete and correct description of all insurance maintained by or on behalf of the Borrower and the Restricted Subsidiaries as of and after giving effect to the Closing Date.

SECTION 5.18.                                       Labor Matters.  Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:  (a) there are no strikes or other labor disputes against any of the Holding Companies, the Borrower or the Borrower’s  Restricted Subsidiaries pending or, to the knowledge of the Borrower, threatened; (b) hours worked by and payment made to employees of each of the Borrower or its Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Laws dealing with such matters; and (c) all payments due from any of the Borrower or its Restricted Subsidiaries on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the relevant party.  All persons employed at properties of the Borrower and the Borrower’s Restricted Subsidiaries, in each case at or below the general manager level, are employees of the Borrower or any of its Restricted Subsidiaries (other than those that would constitute employees of the tenant at any portions of the properties leased out to third party operators).

SECTION 5.19.                                       Collateral.  To the extent required by the Collateral and Guarantee Requirement and Section 4.01(a), the provisions of the Collateral Documents are effective to create in favor of the Administrative Agent for the benefit of the Secured Parties a legal, valid and enforceable first priority Lien (subject to Permitted Liens) on all right, title and interest of the respective Loan Parties and PubCo in the Collateral, and no filing, recording, registration or other action will be necessary to perfect or protect such Liens, except (a) for the filing of all applicable UCC financing statements and all applicable filings with the United States Patent and Trademark Office and United States Copyright Office to be filed on the Closing Date or immediately thereafter, (b) as provided under applicable Law with respect to the filing of UCC financing statements, and (c) approval from the applicable Gaming Authorities of the Pledge Agreement.

SECTION 5.20.                                       Location of Real Property.  Schedule 5.20 lists completely and correctly, as of the Closing Date, all material owned or leased Real Property and the addresses thereof, indicating for each parcel whether it is owned or leased, including in the case of leased Real Property, the landlord name, lease date and lease expiration date.  The Borrower and its Restricted Subsidiaries own in fee or have valid leasehold interests in, as the case may be, all the real property set forth on Schedule 5.20.

SECTION 5.21.                                       Permits.  (a) The Borrower and each Restricted Subsidiary has obtained and holds all Permits (including, without limitation, all Gaming Permits) required in respect of all Real Property and for any other property otherwise operated by or on behalf of, or for the benefit of, such Person and for the operation of each of its businesses as presently conducted and as proposed to be conducted, (b) all such Permits are in full force and effect, and each such Person has performed and observed all requirements of such Permits, (c) no event has occurred that allows or results in, or after notice or lapse of time would allow or result in, revocation or termination by the issuer thereof or in any other impairment of the rights of the holder of any such Permit, (d) no such Permits contain any restrictions, either individually or in the aggregate, that are materially burdensome to any such Person, or to the operation of any of its businesses or any property owned, leased or otherwise operated by such Person, (e) each such Person reasonably believes that each of its Permits will be timely renewed and complied with, without material expense, and that any additional Permits that may be required of such Person will be timely obtained and complied with, without material expense and (f) no such Person has any knowledge or reason to believe that any Governmental Authority is considering limiting, suspending, revoking or renewing on materially burdensome terms any such Permit, in each case except as which could not reasonably be expected to have a Material Adverse Effect.  The use being made of each Real Property is in conformity with the certificate of occupancy issued for such Real Property, to the extent applicable (except to the extent any such failure would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect).  All Gaming Permits required to be held by the Borrower and its Restricted Subsidiaries are current and in good standing and the Borrower and the relevant Restricted Subsidiaries presently hold all Gaming Permits necessary for the continued operation of each Hotel/Casino Facility as a non-restricted gaming facility.

SECTION 5.22.                                       Fiscal Year.  The fiscal year of each Holding Company, the Borrower and each Restricted Subsidiary ends on December 31 of each calendar year.

SECTION 5.23.                                       Use of Proceeds.  The proceeds of the B Term Loans and the proceeds of the Revolving Credit Loans made on the Closing Date will be used to repay the debt outstanding under the Original Financing Agreements and to pay transaction fees and expenses and for general corporate purposes.  On and after the Closing Date, proceeds of any Revolving Credit Loans and Swing Line Loans will be used for working capital and other general corporate purposes of the Borrower and its Restricted Subsidiaries, including the financing of Permitted Acquisitions and other Investments to the extent permitted under Section 7.02.  Letters of Credit will be used for general corporate purposes of the Borrower, the Restricted Subsidiaries and, to the extent permitted under Sections 2.03(a) and 7.02, Unrestricted Subsidiaries.

SECTION 5.24.                                       Subordination of Junior Financing.  The Obligations are “Senior Debt,” “Senior Indebtedness,” “Priority Lien Debt,” or “Senior Secured Financing” (or any comparable term) under, and as defined in, any Junior Financing Documentation.

SECTION 5.25.                                       Cost Allocation.  As of the Closing Date, the allocation of “Overhead Costs” (as defined in the Manager Allocation Agreement) among the Holding Companies, the Borrower and their respective Subsidiaries pursuant to the Manager Allocation Agreement, is generally consistent with the historical cost allocation practices of the Holding Companies and their Subsidiaries as in effect on the Closing Date.

SECTION 5.26.                                       Patriot Act/OFAC.  To the extent applicable, each Loan Party and PubCo is in compliance, in all material respects, with the (i) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA Patriot Act of 2001) (the “Patriot Act”).  No part of the proceeds of any Loan will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.  ~~No~~Neither any Loan Party nor PubCo (i) is a Sanctioned Person, (ii) has more than 10% of its assets in Sanctioned Countries, or (iii) derives more than 10% of its operating income from investments in, or transactions with Sanctioned Persons or Sanctioned Countries.  No part of the proceeds of any Credit Extension hereunder will be used directly or indirectly to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country.

SECTION 5.27.                                   EEA Financial Institution.  None of the Loan Parties or PubCo is an EEA Financial Institution.

ARTICLE VI

Affirmative Covenants

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder which is accrued and payable shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrower shall, and shall cause each Restricted Subsidiary to:

SECTION 6.01.                                       Financial Statements.  Deliver to the Administrative Agent for prompt further distribution to each Lender:

(a)                               as soon as available, but in any event within one hundred and five (105) days after the end of each fiscal year of the Borrower beginning with the fiscal year ended December 31, 2012, (x) consolidated balance sheets of the Borrower and its Subsidiaries (or, if the VoteCo SPE Reorganization has not occurred and the financials for the Borrower and its Subsidiaries are consolidated with the financials for PubCo, PubCo and its Subsidiaries) as at the end of such fiscal year, and the related consolidated statements of income or operations, members’ equity and cash flows for such fiscal year, together with supplemental schedules listing the consolidating results of (i) the Borrower and its Restricted Subsidiaries and (ii) any Unrestricted Subsidiaries, setting forth in each case in comparative form (A) the figures for the previous fiscal year and (B) in the case of such statements of income or operations, beginning with the fiscal year ended December 31, 2012, the budget for such fiscal year, all in reasonable detail and prepared in accordance with GAAP, and, (1) in the case of each such consolidated financial statements, audited and accompanied by a report and opinion of Ernst & Young LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit, and (2) in the case of such consolidated and consolidating financial statements certified by a Responsible Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations, members’ equity and cash flows of the Borrower and each of its Restricted Subsidiaries in accordance with GAAP and (y) management’s discussion and analysis of the important operational and financial developments of the Borrower and the Restricted Subsidiaries during such fiscal year;

(b)                              as soon as available, but in any event within forty-five (45) days after the end of each fiscal quarter of the Borrower beginning with the fiscal quarter ended March 31, 2013 (other than the last fiscal quarter in any fiscal year), (x) a consolidated balance sheet of the Borrower and its Restricted Subsidiaries (or (1) if the VoteCo SPE Reorganization has not occurred and the financials for the Borrower and its Subsidiaries are consolidated with the financials for PubCo, PubCo and its Subsidiaries or (2) the Borrower and its Subsidiaries,

in which case such financial statements shall include supplemental schedules listing the consolidating results of (A) the Borrower and its Restricted Subsidiaries and (B) any Unrestricted Subsidiaries) as at the end of such fiscal quarter, and the related (i) consolidated statements of income or operations for such fiscal quarter and for the portion of the fiscal year then ended and (ii) consolidated statements of cash flows for such fiscal quarter and the portion of the fiscal year then ended, setting forth in each case in comparative form (A) the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year and (B) in the case of such statements of income or operations, the budget for such fiscal quarter and the portion of the fiscal year then ended, for the elapsed portion of the fiscal year then ended and for the Test Period ended on the last day of such fiscal quarter, all in reasonable detail and certified by a Responsible Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations and cash flows of the Borrower and its Restricted Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes and (y) management’s discussion and analysis of the important operational and financial developments of the Borrower and the Restricted Subsidiaries during such fiscal quarter;

(c)                               as soon as available, but in any event within thirty (30) days after the end of each fiscal month of the Borrower beginning with the fiscal month ended February 28, 2013 (other than the last month in any fiscal quarter), (i) a monthly revenue report in respect of the Hotel/Casino Facilities of the Borrower and its Restricted Subsidiaries for such fiscal month, for the corresponding fiscal month of the previous fiscal year and for the corresponding portion of the previous fiscal year and (ii) consolidated statements of income or operations of the Borrower and its Restricted Subsidiaries for such fiscal month and for the portion of the fiscal year then ended, all in reasonable detail and certified by a Responsible Officer of the Borrower as fairly presenting in all material respects the financial condition and results of operations of the Borrower and its Restricted Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes;

(d)                                   intentionally omitted;

(e)                               Intentionally omitted;

(f)                                as soon as available, and in any event no later than ninety (90) days after the end of each fiscal year of the Borrower, a detailed consolidated budget for the following fiscal year (including a projected consolidated balance sheet of the Borrower and its Restricted Subsidiaries as of the end of the following fiscal year, the related consolidated statements of projected cash flow and projected income and a summary of the material underlying assumptions applicable thereto), and, as soon as available, significant revisions, if any, of such budget and projections with respect to such fiscal year (collectively, the “Projections”), which Projections shall (x) in each case be accompanied by a certificate of a Responsible Officer stating that such Projections are based on reasonable estimates, information and assumptions and that such Responsible Officer has no reason to believe that such Projections are incorrect or misleading in any material respect and (y) identify and set forth the Borrower’s best estimate, after due consideration, of all revenue, costs, and expenses for the Borrower and the Restricted Subsidiaries, including, without limitation, amounts due monthly and annually under the

Material Contracts to which the Borrower and its Restricted Subsidiaries are a party and under the Management Agreements for such fiscal year; and

(g)                              within fifteen (15) days after filing thereof, copies of the reports required under Regulation 6.080 of Nevada Gaming Commission Regulation 6 (Accounting Regulations).

Documents required to be delivered pursuant to Sections 6.01(a), 6.01(b) or 6.02(c) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower or PubCo posts such documents, or provides a link thereto on the Borrower’s or PubCo’s website on the Internet at www.sclv.com; or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided, that the Borrower shall notify the Administrative Agent (by facsimile or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents.  The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

SECTION 6.02.                                       Certificates; Other Information.  Deliver to the Administrative Agent for prompt further distribution to each Lender:

(a)                               concurrently with the delivery of the financial statements referred to in Section 6.01(a), a certificate of its independent registered public accounting firm certifying such financial statements and stating that in making the examination necessary therefor no knowledge was obtained of any Event of Default under Section 7.11 or, if knowledge of any such Event of Default was so obtained, relevant information stating the nature and status of such event;

(b)                              concurrently with the delivery of the financial statements referred to in Section 6.01(a) and (b) starting with the fiscal quarter ending March 31, 2013, a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower and, if such Compliance Certificate demonstrates an Event of Default of any covenant under Section 7.11, Holdco may deliver, together with such Compliance Certificate, notice of its intent to cure (a “Notice of Intent to Cure”) such Event of Default pursuant to Section 8.04; provided that the delivery of a Notice of Intent to Cure shall in no way affect or alter the occurrence, existence or continuation of any such Event of Default or the rights, benefits, powers and remedies of the Administrative Agent and the Lenders under any Loan Document, in addition such Compliance Certificate shall include an annex showing in summary form the calculations for Management Fees (as defined in the applicable Management Agreement) paid to any ~~M~~manager by the Borrower, any Restricted Subsidiary or any Unrestricted Subsidiary during the period covered by such Compliance Certificate;

(c)                               promptly after the same are publicly available, copies of all annual, regular, periodic and special reports and registration statements which the Borrower files with the SEC or with any Governmental Authority that may be substituted therefor (other than amendments to any registration statement (to the extent such registration statement, in the form it became effective, is delivered), exhibits to any registration statement and, if applicable, any registration statement on Form S-8) and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto;

(d)                             no later than five (5) days after the delivery of each Compliance Certificate pursuant to Section 6.02(b) (or, if not received by the Borrower or the applicable Subsidiary prior to the date of such delivery, promptly after the furnishing thereof), copies of any material requests or material notices received by the Borrower or any Restricted Subsidiary (other than in the ordinary course of business) for the fiscal period covered by such Compliance Certificate or material statements or material reports furnished to any holder of debt securities of the Borrower or any Restricted Subsidiary pursuant to the terms of any Junior Financing Documentation (including pursuant to the terms of the Senior Unsecured Notes Documents), or any other Indebtedness (other than intercompany Indebtedness among the Borrower and the Restricted Subsidiaries) of the Borrower or any Restricted Subsidiary for the fiscal period covered by such Compliance Certificate in a principal amount greater than the Threshold Amount and not otherwise required to be furnished to the Lenders pursuant to any other clause of this Section 6.02;

(e)                               no later than five (5) days after the delivery of each Compliance Certificate pursuant to Section 6.02(b), (i) updated exhibits to the Security Agreement in accordance with Section 4.14 of the Security Agreement and updated exhibits to the Pledge Agreement in accordance with Section 4.6 of the Pledge Agreement or confirming that there has been no change in either such exhibits since the Closing Date (or the date of the last such report), (ii) a description of each event, condition or circumstance during the last fiscal period covered by such Compliance Certificate requiring a mandatory prepayment under Section 2.05(b), (iii) a list of each Subsidiary that identifies each Subsidiary as a Restricted Subsidiary, or an Unrestricted Subsidiary as of the date of delivery of such Compliance Certificate and indicates whether such Subsidiary is a Native American Subsidiary or an Immaterial Subsidiary and (iv) a report setting forth the payments and receipts made or received, as applicable, under the Manager Allocation Agreement or the Subsidiary Cost Allocation Agreements by any Holding Company, the Borrower or any of their respective Subsidiaries during the applicable period;

(f)                                no later than five (5) days after the delivery of each Compliance Certificate pursuant to Section 6.02(b) (or, if not received by the Borrower or the applicable Subsidiary prior to the date of such delivery, promptly after receipt thereof), a copy of each amendment, modification, consent or waiver to the Manager Documents, the Holding Company Tax Sharing Agreement, any Subsidiary Cost Allocation Agreement, any Borrower IP Agreement, any Opco IP Agreement, any GVR IP Agreement or any Subsidiary Tax Sharing Agreement entered into during such fiscal period not previously delivered pursuant to Section 6.03(b);

(g)                              promptly following the Administrative Agent’s or any Lender’s request therefor, all documentation and other information that the Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under the applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act; and

(h)                              promptly, such additional information regarding the business, legal, financial or corporate affairs of any Holding Company, any Loan Party or any of their respective Subsidiaries, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender through the Administrative Agent may from time to time reasonably request.

The Borrower hereby acknowledges that (a) the Administrative Agent will make available to the Lenders and the L/C Issuers materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks/IntraAgency or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities.  The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the L/C Issuers and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.08); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.”

SECTION 6.03.                                       Notices.  Promptly after obtaining knowledge thereof, notify the Administrative Agent of:

(a)                               the occurrence of any Default (such notice to be provided within two Business Days of such knowledge by a Responsible Officer);

(b)                              any material amendment, waiver or other modification made to, or delivery of any notice of default or termination or assignment of, any Manager Document, any Management Fee Subordination Agreement, any Subsidiary Cost Allocation Agreement, the Holding Company Tax Sharing Agreement, any Borrower IP Agreement, any Opco IP Agreement, any GVR IP Agreement or any Subsidiary Tax Sharing Agreement;

(c)                               any material amendment, waiver or other material modification made to, or delivery of any notice of default or termination of, or the entry into, any Material Contract or any LandCo Loan Document (together with a copy of any such amendment, waiver, modification or notice);

(d)                             the entering into by the Borrower or any Subsidiary of any management contract (together with a copy of any such management contract) whereby another Person will manage the gaming operations at one or more of the properties owned or leased by the Borrower or its Subsidiaries;

(e)                               any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including arising out of or resulting from (i) breach or non-performance of, or any default or event of default under, a Contractual Obligation of any Loan Party or any Subsidiary, (ii) any dispute, litigation, investigation, proceeding or suspension between any Loan Party or any Subsidiary and any Governmental Authority, (iii) the commencement of, or any material development in, any litigation or proceeding affecting any Loan Party or any Subsidiary, including pursuant to any applicable Environmental Laws or in respect of IP Rights or the assertion or occurrence of any noncompliance by any Loan Party or as any of its Subsidiaries with, or liability under, any Environmental Law or Environmental Permit, or (iv) the occurrence of any ERISA Event;

(f)                                the occurrence of a Casualty Event or the damage, loss or destruction of a material portion of the Collateral;

(g)                              with respect to Plan years beginning on or after December 31, 2011, any documents or notices described in Section 101(k) of ERISA that any Loan Party or ERISA Affiliate has received with respect to any Multiemployer Plan; and

(h)                              receipt by PubCo, any Holding Company, the Borrower or any Restricted Subsidiary of any written communication to PubCo, any Holding Company, the Borrower, any Restricted Subsidiary, any Manager or Fertitta Entertainment from any Gaming Authority advising it of a material violation of or material noncompliance with any Gaming Law by PubCo, any Holding Company, the Borrower, any Restricted Subsidiary, any Manager or Fertitta Entertainment.

Each notice pursuant to this Section shall be accompanied by a written statement of a Responsible Officer of the Borrower (x) that such notice is being delivered pursuant to Section 6.03(a) through (h) (as applicable) and (y) setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto.

SECTION 6.04.                                       Payment of Obligations.  File all U.S. federal and other material tax returns required to be filed in any jurisdiction and pay, discharge or otherwise satisfy as the same shall become due and payable, all its material obligations and liabilities in respect of material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property.

SECTION 6.05.                                       Preservation of Existence, etc..  (a) Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05 and (b) take all reasonable action to maintain all rights, privileges (including its good standing), Permits, licenses and franchises necessary or desirable in the normal conduct of its business, except, in the case of this clause (b), (i) to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect or (ii) pursuant to a transaction permitted by Section 7.04 or 7.05.

SECTION 6.06.                                       Maintenance of Properties; Employees.  Except if the failure to do so could not reasonably be expected to have a Material Adverse Effect, (a) maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order, repair and condition, ordinary wear and tear excepted and casualty or condemnation excepted, and (b) make all necessary renewals, replacements, modifications, improvements, upgrades, extensions and additions thereof or thereto in accordance with prudent industry practice.  The Borrower shall cause all persons employed at properties of the Borrower and its Restricted Subsidiaries, in each case at or below the general manager level, to be employees of the Borrower or any of its Restricted Subsidiaries (except those portions of any properties leased out to third party operators).

SECTION 6.07.                                       Maintenance of Insurance.  Maintain with financially sound and reputable insurance companies, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar businesses as the Borrower and the Restricted Subsidiaries) as are customarily carried under similar circumstances by such other Persons and ensure that the Agents and the Lenders are additional insureds and/or loss payees, as applicable, under such insurance, as reasonably requested by the Administrative Agent.

SECTION 6.08.                                       Compliance with Laws.  (a) Comply in all material respects with any requirements of all Laws, and all orders, writs, injunctions and decrees, of any Governmental Authority applicable to it or to its business or property, except if the failure to do so could not reasonably be expected to have a Material Adverse Effect, (b) take, or cause to be taken, all action necessary to maintain in full force and effect and in good standing any and all Gaming Permits and approvals or other entitlements allowing for the conduct, either currently or in the future, of nonrestricted gaming activities on any applicable Real Property (or any portion thereof), in each case, that are material to the operation of such Real Property, and (c) take, or cause to be taken, all action necessary to maintain in full force and effect and in good standing any and all other Permits (including all Gaming Permits and Permits under Liquor Laws) material to the operation of each Hotel/Casino Facility and its IP Rights, Customer Data and Technology Systems.

SECTION 6.09.                                       Books and Records; Quarterly Conference Calls.  (a) Maintain proper books of record and account, in which entries that are full, true and correct in all material respects and in conformity with GAAP consistently applied shall be made of all material financial transactions and matters involving the assets and business of the Borrower and each Subsidiary.

(b)                              At the request of the Administrative Agent, within 10 days after the date of the delivery (or, if later, required delivery) of the annual or quarterly financial information pursuant to Sections 6.01(a) and (b), beginning with the delivery of the financial information for the fiscal year ended December 31, 2012, hold a conference call or teleconference, at a time selected by the Borrower and reasonably acceptable to the Administrative Agent, with all of the Lenders that choose to participate, to review the financial results of the previous fiscal year or fiscal quarter, as the case may be, and the financial condition of Holdco and its Subsidiaries and the Borrower and the Restricted Subsidiaries and the Projections for the current fiscal year.

SECTION 6.10.                                       Inspection Rights.  (a) Subject to applicable Gaming Laws, permit representatives, designees and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its officers and independent public accountants, all at the reasonable expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided that, excluding any such visits and inspections during the continuation of an Event of Default, only the Administrative Agent on behalf of the Lenders may exercise rights of the Administrative Agent and the Lenders under this Section 6.10 and the Administrative Agent shall not exercise such rights more often than two (2) times during any calendar year absent the existence of an Event of Default and only one (1) such time shall be at the Borrower’s expense; provided further, that when an Event of Default exists, the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance notice.  The Administrative Agent and the Lenders shall give the Borrower the opportunity to participate in any discussions with the Borrower’s independent public accountants.

(b)                              Comply, and cause its Restricted Subsidiaries to comply, with the covenants specified in Exhibit L.

SECTION 6.11.                                       Covenant to Guarantee Obligations and Give Security.  (a) At the Borrower’s expense, promptly take all action necessary or reasonably requested by the Administrative Agent to ensure that the Collateral and Guarantee Requirement continues to be satisfied.

(b)                              Without limiting the foregoing provisions of Section 6.11(a), upon (A) the formation or acquisition of any new direct or indirect Subsidiary (other than an Unrestricted Subsidiary) by the Borrower or any Subsidiary, (B) the designation in accordance with Section 6.14(a) of any existing direct or indirect Unrestricted Subsidiary as a Restricted Subsidiary or (C) an Immaterial Subsidiary’s ceasing to be designated as such pursuant to 6.14(b):

(i)                                  Within thirty (30) days after such formation, acquisition, designation or cessation or such longer period as the Administrative Agent may agree in its discretion:

(A)                          cause each such Restricted Subsidiary that is required to grant Liens on its property under the Collateral and Guarantee Requirement to furnish to the Administrative Agent a description of the Real Properties owned or leased by such Restricted Subsidiary, in detail reasonably satisfactory to the Administrative Agent;

(B)                           cause (x) each such Restricted Subsidiary that is required to grant Liens on its property pursuant to the Collateral and Guarantee Requirement to duly execute and deliver to the Administrative Agent Mortgages, Security Agreement Supplements, Pledge Agreement Supplements, Intellectual Property Security Agreements, Control Agreements and a counterpart of the Intercompany Note and to execute, deliver, file and record any such other documents, statements, assignments, instruments, agreements or other papers and take all other actions necessary in order to create a perfected security interest (subject only to Permitted Liens) in all of its assets that are required to be pledged pursuant to the Collateral and Guarantee Requirement (including, with respect to such Mortgages, the documents listed in Section 6.13(b)), as reasonably requested by and in form and substance reasonably satisfactory to the Administrative Agent (to the extent applicable due to similar jurisdiction and/or type of property, consistent with the Mortgages, Security Agreement, Pledge Agreement, Intellectual Property Security Agreement and other security agreements in effect on the Closing Date), in each case granting Liens required by the Collateral and Guarantee Requirement and (y) each direct or indirect parent of each such Restricted Subsidiary to duly execute and deliver to the Administrative Agent such Security Agreement Supplements and Pledge Agreement Supplements and to execute, deliver, file and record any such other documents, statements, assignments, instruments, agreements or other papers and take all other actions (with the priority required by the Collateral Documents) as reasonably requested by and in form and substance reasonably satisfactory to the Administrative Agent (to the extent applicable due to similar jurisdiction and/or type of property, consistent with the Security Agreement and the Pledge Agreement in effect on the Closing Date), in each case granting Liens required by the Collateral and Guarantee Requirement;

(C)                           subject to the receipt of any approvals required under applicable Gaming Laws, (x) cause each such Restricted Subsidiary to deliver any and all certificates representing Equity Interests (to the extent certificated) that are required to be pledged pursuant to the Collateral and Guarantee Requirement, accompanied by undated stock powers or other appropriate instruments of transfer executed in blank and instruments evidencing the intercompany Indebtedness held by such Restricted Subsidiary and required to be pledged pursuant to the Collateral Documents, indorsed in blank to the Administrative Agent and (y) cause each direct or indirect parent of such Restricted Subsidiary to deliver any and all certificates representing the outstanding Equity Interests (to the extent certificated) of such Restricted Subsidiary that are required to be pledged pursuant to the Collateral and Guarantee Requirement, accompanied by undated stock powers or other appropriate instruments of transfer executed in blank and instruments evidencing the intercompany Indebtedness issued by such Restricted Subsidiary and required to be pledged in accordance with the Collateral Documents indorsed in blank to the Administrative Agent;

(D)                          take and cause such Restricted Subsidiary and each direct or indirect parent of such Restricted Subsidiary to take whatever action (including the recording of Mortgages, the filing of Uniform Commercial Code financing statements and (subject to applicable Gaming Laws) delivery of stock and membership interest certificates and delivery of promissory notes duly endorsed in favor of the Administrative

Agent (if any such Investment is by way of loan or advance)) as may be necessary in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid Liens required by the Collateral and Guarantee Requirement, enforceable against all third parties in accordance with their terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity;

(E)                            cause each such Restricted Subsidiary to duly execute and deliver to the Administrative Agent a Guaranty Supplement or a new guaranty, in each case in form and substance reasonably satisfactory to the Administrative Agent, guaranteeing the Obligations; and

(F)                             cause each such Restricted Subsidiary to deliver to the Administrative Agent such documents and certificates as would have been required pursuant to Sections 4.01(a)(iii) and (iv) of this Agreement had such Subsidiary been a Restricted Subsidiary on the Closing Date;

(ii)                              within thirty (30) days after the request therefor by the Administrative Agent (or such longer period as the Administrative Agent may agree in its discretion), deliver to the Administrative Agent a signed copy of an opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to such matters of law set forth in this Section 6.11(b) as the Administrative Agent may reasonably request;

(iii)                          as promptly as practicable after the request therefor by the Administrative Agent, deliver to the Administrative Agent with respect to each parcel of Real Property that is required to be subject to a Lien for the benefit of the Lenders pursuant to the Collateral and Guarantee Requirement any existing title reports, surveys or environmental assessment reports; and

(iv)                          after the Closing Date, concurrently with (x) the acquisition of any material personal property by any Restricted Subsidiary other than (so long as no Event of Default has occurred and is continuing) an Immaterial Subsidiary, (y) the acquisition of any owned Real Property by the Borrower or any Restricted Subsidiary that is required to be subject to a Lien for the benefit of the Lenders pursuant to the Collateral and Guarantee Requirement or (z) the entering into, or renewal, by any Restricted Subsidiary of a material ground lease in respect of Real Property that is required to be subject to a Lien for the benefit of the Lenders pursuant to the Collateral and Guarantee Requirement, and such personal property, owned Real Property or lease shall not already be subject to a perfected Lien pursuant to the Collateral and Guarantee Requirement, the Borrower shall give notice thereof to the Administrative Agent and promptly thereafter shall cause such assets to be subjected to a Lien to the extent required by the Collateral and Guarantee Requirement and will take, or cause the relevant Loan Party to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect or record such Lien, including, as applicable, the actions referred to in Section 6.13(b) with respect to Real Property.

(c)                               Provide the Administrative Agent with at least 15 Business Days’ prior written notice of the consummation of the VoteCo SPE Reorganization, and concurrently with the consummation thereof, deliver to the Administrative Agent (i) an assignment agreement, in form and substance satisfactory to the Administrative Agent (the “VoteCo SPE Assignment Agreement”), executed by PubCo and the VoteCo SPE pursuant to which PubCo assigns all of its Equity Interests in the Borrower to the VoteCo SPE, (ii) a joinder to the Pledge Agreement, in form and substance reasonably satisfactory to the Administrative Agent (the “VoteCo SPE Pledge Joinder”), executed by the VoteCo SPE, (iii) corporate documentation (including resolutions, articles of incorporation and bylaws), together with such opinions of counsel to PubCo, the VoteCo SPE and the Loan Parties, as may be reasonably requested by the Administrative Agent in respect of the VoteCo SPE Assignment Agreement, the VoteCo SPE Pledge Joinder, the VoteCo SPE, PubCo and the Loan Parties, (iv) such supplements to the schedules to this Agreement and the Pledge Agreement as may be necessary to reflect the consummation of the VoteCo SPE Reorganization and (v) evidence of the completion of all actions, recordings and filings (including delivery of stock certificates, transfer powers, UCC financing statements and amendments or joinders to the Custodian Agreement) of or with respect to the VoteCo SPE Pledge Joinder that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created thereby (with a first priority, except as otherwise provided for in the Pledge Agreement), including payment of all fees and taxes relating thereto.

SECTION 6.12.                                       Compliance with Environmental Laws.  Except, in each case, to the extent that the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, comply, and take all reasonable actions to cause all lessees and other Persons operating or occupying its properties to comply with all applicable Environmental Laws and Environmental Permits; obtain and renew all Environmental Permits necessary for its operations and properties; and, in each case to the extent required by Environmental Laws, conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws.

SECTION 6.13.                                       Further Assurances and Post-Closing Conditions.  (a) Promptly upon reasonable request by the Administrative Agent (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Collateral Document or other document or instrument relating to any Collateral, and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent may reasonably request from time to time in order to carry out more effectively the purposes of the Collateral Documents.

(b)                              In the case of any Real Property referred to in Section 6.11(b)(i)(B) or 6.11(b)(iv), and, upon the occurrence of an Event of Default, in the case of any Real Property owned or leased by Borrower or its Restricted Subsidiaries that is not already a Mortgaged Property, provide the Administrative Agent with Mortgages with respect to such owned Real Property within thirty (30) days of the occurrence of such Event of Default or the event specified in Section 6.11(b)(A), (B) or (C) or the acquisition of, or, if requested by the Administrative

Agent, entry into, or renewal of, a material ground lease (determined, so long as no Event of Default has occurred and is continuing, as provided in the definition of “Collateral and Guarantee Requirement” or, if an Event of Default has occurred and is continuing, in the reasonable determination of the Administrative Agent) in respect of, such Real Property, together with:

(i)                                  evidence that counterparts of the Mortgages have been duly executed, acknowledged and delivered and are in form suitable for filing or recording in all filing or recording offices that the Administrative Agent may deem reasonably necessary or desirable in order to create a valid and subsisting perfected Lien on the property and/or rights described therein in favor of the Administrative Agent for the benefit of the Secured Parties and that all filing and recording taxes and fees have been paid or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent;

(ii)                              fully paid American Land Title Association Lender’s Extended Coverage title insurance policies or the equivalent or other form available in each applicable jurisdiction (the “Mortgage Policies”) in form and substance, with endorsements (including endorsements for future advances under the Loan Documents) and in amount, reasonably acceptable to the Administrative Agent (not to exceed the value of the real properties covered thereby), issued, coinsured and reinsured by title insurers reasonably acceptable to the Administrative Agent, insuring the Mortgages to be valid subsisting Liens on the property described therein, free and clear of all defects and encumbrances, subject to Permitted Liens, and providing for such other affirmative insurance and such coinsurance and direct access reinsurance as the Administrative Agent may reasonably request;

(iii)                          opinions of local counsel for the Loan Parties in states in which such Real Properties are located, with respect to the enforceability of and the creation of a valid Lien of record under, and perfection of, the Mortgages and any related fixture filings in form and substance reasonably satisfactory to the Administrative Agent;

(iv)                          flood certificates covering each Mortgaged Property in form and substance reasonably acceptable to the Administrative Agent, certified to the Administrative Agent in its capacity as such and certifying whether or not each such Mortgaged Property is located in a flood hazard zone by reference to the applicable FEMA map;

(v)                              either (A) a letter or other evidence with respect to each Mortgaged Property from the appropriate Governmental Authorities concerning the current status of applicable zoning and building laws, (B) an ALTA 3.1 zoning endorsement for the Mortgage Policies or (C) a zoning report prepared by The Planning Zoning Resource Corporation indicating that such Mortgaged Property is in material compliance with applicable zoning and building laws; and

(vi)                          such other evidence that all other actions that the Administrative Agent may reasonably deem necessary or desirable in order to create valid and subsisting Liens on the property described in the Mortgages has been taken.

(c)                               Upon the occurrence and during the continuation of an Event of Default, in the case of any property owned or leased by any Immaterial Subsidiary, take or cause such Immaterial Subsidiary and each direct or indirect parent of such Immaterial Subsidiary to take whatever action (including the filing of Uniform Commercial Code financing statements, the execution of Security Agreement Supplements and Pledge Agreement Supplements, and (subject to applicable Gaming Laws) delivery of stock and membership interest certificates and delivery of promissory notes duly endorsed in favor of the Administrative Agent (if any Investment is by way of loan or advance)) as may be necessary in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid Liens required by the Collateral and Guarantee Requirement (as if any such Immaterial Subsidiary was not an Immaterial Subsidiary hereunder), enforceable against all third parties in accordance with their terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 6.14.                                       Designation of Subsidiaries.  (a) At the Borrower’s election, at any time after the Closing Date designate any Restricted Subsidiary (other than GVR, NP Lake Mead LLC, NP Santa Fe LLC, NP Texas LLC, Boulder LLC, Red Rock LLC, Palace LLC, Sunset LLC or IP Holdco or any other Restricted Subsidiary into which any portion of the assets (other than de minimis assets) of any of the foregoing entities are transferred on or after the Closing Date (by Investment, Disposition, merger, consolidation or otherwise)) as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (i) immediately before and after such designation, no Default shall have occurred and be continuing, (ii) immediately after giving effect to such designation, the Borrower and the Restricted Subsidiaries shall be in compliance, on a Pro Forma Basis, with the covenants set forth in Section 7.11 (and, as a condition precedent to the effectiveness of any such designation, the Borrower shall deliver to the Administrative Agent a certificate setting forth in reasonable detail the calculations demonstrating such compliance), (iii) no Subsidiary may be designated as an Unrestricted Subsidiary if it is a “Restricted Subsidiary” for the purpose of any Junior Financing, any Indebtedness in an aggregate principal amount greater than or equal to the Threshold Amount or any Permitted Refinancing Indebtedness in respect thereof, (iv) the Investment resulting from the designation of any such Subsidiary as an Unrestricted Subsidiary pursuant to this Section 6.14(a) is permitted by Section 7.02, (v) any Indebtedness or Liens of any Unrestricted Subsidiary designated as a Restricted Subsidiary pursuant to this Section 6.14(a) are permitted by Sections 7.03 and 7.01, respectively, (vi) no Restricted Subsidiary may be designated as an Unrestricted Subsidiary if it was previously designated an Unrestricted Subsidiary, (vii) prior to the First Test Date, no Unrestricted Subsidiary may be designated as a Restricted Subsidiary, (viii) no Restricted Subsidiary may be designated as an Unrestricted Subsidiary if it owns a Core Property, (ix) no Restricted Subsidiary may be designated as an Unrestricted Subsidiary if (after giving effect to such designation) it will provide any Guarantee of any Indebtedness of the Borrower or any other Restricted Subsidiary; and (x) neither LandCo Holdings nor any of its Subsidiaries may be designated as a Restricted Subsidiary unless and until all commitments and letters of credit under the LandCo Credit Agreement and the LandCo Loan Documents have been terminated and all loans and other obligations thereunder (other than customary indemnification and expense reimbursement obligations not then due and payable that expressly survive the termination thereof) have been paid in full in cash.  The designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Borrower therein at the date of designation in an amount equal to the Fair Market Value of the assets of such Subsidiary (less any liabilities of such Subsidiary, excluding the Obligations, that will not constitute liabilities of any Loan Parties after such designation) at the time that such Subsidiary is designated as an Unrestricted Subsidiary.  The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Indebtedness or Liens of such Subsidiary existing at such time.

(b)                              At the Borrower’s election, at any time, designate a Restricted Subsidiary as an Immaterial Subsidiary, but only to the extent that such designation is consistent with the definition of “Immaterial Subsidiary,” or as a Native American Subsidiary, but only to the extent that such designation is consistent with the definition of “Native American Subsidiary”.  Upon any Immaterial Subsidiary’s or Native American Subsidiary’s (whether designated as such on the Closing Date or thereafter pursuant to the preceding sentence) ceasing to satisfy any of the requirements set forth in the definition of such term, the Borrower shall notify the Administrative Agent thereof and shall take the actions required pursuant to Section 6.11 and such Subsidiary shall cease to be an Immaterial Subsidiary or Native American Subsidiary, as the case may be.  Notwithstanding the foregoing, after the Closing Date the Borrower may not designate any Subsidiary as an Immaterial Subsidiary if (i) the Fair Market Value of the assets of such Subsidiary at the time of designation exceeds $25,000,000 or (ii) the sum of the Fair Market Value of the assets of such Subsidiary and all other Subsidiaries so designated after the Closing Date (determined at the time of designation), plus the aggregate amount of Investments made by the Loan Parties in Immaterial Subsidiaries as provided in Section 7.02(c) exceeds $75,000,000.

SECTION 6.15.                                       Information Regarding Collateral.  Furnish to the Administrative Agent prompt written notice of any change (a) in any Loan Party’s or PubCo’s corporate name, (b) in the location of any Loan Party’s or PubCo’s chief executive office, its principal place of business, and, upon request of the Administrative Agent, in the location of any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (c) in any Loan Party’s or PubCo’s identity, jurisdiction of organization or organizational structure or (d) in any Loan Party’s or PubCo’s U.S. Federal Taxpayer Identification Number, as applicable, and, in any event, no such change shall be effected or permitted unless all filings have been made (or will be made on a timely basis) under applicable Laws or otherwise and all other actions have been taken (or will be taken on a timely basis) that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral; provided that any such written notice under clauses (a) or (c) above shall be given to the Administrative Agent not less than thirty (30) days prior to such change (or such shorter period as the Administrative Agent may agree in writing); provided further, that no Loan Party or PubCo (prior to the VoteCo SPE Reorganization) shall change its jurisdiction of organization to a jurisdiction located outside the United States without the consent of the Required Lenders.

SECTION 6.16.          Corporate Separateness.  (a) Satisfy, and cause each of its Restricted Subsidiaries and Unrestricted Subsidiaries to satisfy, customary corporate, limited liability company and other formalities, including, as applicable, the holding of regular board of managers’ or members’ meetings or action by managers or members without a meeting and the maintenance of corporate records.

(b)        Ensure that (i) no bank account of any Unrestricted Subsidiary shall be held jointly with the Borrower or any of its Restricted Subsidiaries and no bank account of the Borrower or any Restricted Subsidiary shall be held jointly with any of the Unrestricted Subsidiaries or any other Person, and (ii) any financial statements distributed to any creditors of any Unrestricted Subsidiary shall clearly establish or indicate the corporate separateness of such Unrestricted Subsidiary from the Holding Companies, the Borrower and their respective Restricted Subsidiaries.

SECTION 6.17.          Existing Interest Rate Hedge Agreement.  Maintain in effect, without reducing the notional amount thereunder, through the expiration date thereof, the Existing Interest Rate Hedge Agreements, as in effect on the date hereof, including all transactions thereunder.

SECTION 6.18.          Manager Documents.

(a)        Payment of Sums Due Under Manager Documents.  Subject to the Management Fee Subordination Agreements, pay all management fees and other charges reserved in or payable under the Manager Documents on or prior to the due date thereof except where (i) the validity or amount thereof is being contested in good faith, (ii) the Borrower has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (iii) the failure to make payment pending such contest would not reasonably be expected to result in a Material Adverse Effect.

(b)        Performance of Covenants.  (i) Promptly perform and observe in all material respects all of the terms, covenants and conditions required to be performed and observed by any Loan Party under the Manager Documents, the breach of which would permit any party to any Manager Document validly to terminate such Manager Document (including, without limitation, all payment obligations), (ii) do all things commercially reasonable to preserve and to keep unimpaired its rights under the Manager Documents, (iii) not waive, excuse or discharge any of the material obligations of the Manager or any other party to any of the Manager Documents without the Administrative Agent’s prior written consent in each instance, and (iv) enforce the material obligations of each Manager and the other parties to each of the Manager Documents, except, in the case of the foregoing clauses (i) through (iv), in any such case where same would not reasonably be expected to have a Material Adverse Effect.

(c)        No Modification or Termination.

(i)         Not consent to or acquiesce in any amendment, modification, waiver or change to any Manager Document in any manner adverse to the interests of the Lenders in any material respect; it being acknowledged and agreed by the parties hereto, that in any event any amendment, waiver or other modification which would have the effect of (A) increasing management fees, required reserves or termination fees or (B) shortening the term thereof shall be deemed adverse to the interests of the Lenders in a material respect.

(ii)        Not permit, consent to or acquiesce in any cancellation, termination or surrender of any Manager Document.

(iii)       Notwithstanding Sections 6.18(c)(i) and (ii) above, the Loan Parties may (A) upon acquiring or opening a new Hotel/Casino Facility or Tavern Business in accordance with the terms hereof, enter into (1) an Additional Management Agreement in respect thereof and/or (2) an Additional Manager Allocation Agreement in the same form as the Manager Allocation Agreement with such changes as are reasonably requested by or are acceptable to the Administrative Agent, in each case with an Affiliate of Fertitta Entertainment, and in each case so long as such Affiliate and Fertitta Entertainment executes a Management Fee Subordination Agreement and Fertitta Entertainment signs a Management Agreement Guaranty in respect thereof in substantially the same form and substance as the Borrower Management Fee Subordination Agreement and Borrower Management Agreement Guaranty, and (B) upon closing or Disposing of any Hotel/Casino Facility or Tavern Business in accordance with the terms hereof, terminate the Manager Documents applicable to such Hotel/Casino Facility or Tavern Business; provided that any Additional Management Agreement or Additional Manager Allocation Agreement entered into pursuant to this clause (iii) may also contain provisions by which additional Loan Parties, Hotel/Casino Facilities and Tavern Businesses may be added after the execution of such Additional Management Agreement or Additional Manager Allocation Agreement by joinder, in form and substance reasonably satisfactory to the Administrative Agent, and any Management Fee Subordination Agreement and Management Agreement Guaranty entered into in connection with the execution of such Additional Management Agreement or Additional Manager Allocation Agreement is amended in connection with such joinder to include such additional Loan Party, Hotel/Casino Facility or Tavern Business.

(iv)       Notwithstanding Sections 6.18(c)(i) and (ii) above, the Loan Parties may terminate the Borrower Management Agreement, the Opco Management Agreement and/or the GVR Management Agreement so long as, concurrently with such termination, the Loan Parties party thereto enter into one or more Additional Management Agreements with respect to all Hotel/Casino Facilities previously encumbered by the applicable Borrower Management Agreement, the Opco Management Agreement and the GVR Management Agreement, with an Affiliate of Fertitta Entertainment, and so long as such Affiliate and Fertitta Entertainment executes a Management Fee Subordination Agreement and Fertitta Entertainment signs a Management Agreement Guaranty in respect thereof in substantially the same form and substance as the Borrower Management Fee Subordination Agreement and Borrower Management Agreement Guaranty; provided that any Additional Management Agreement entered into pursuant to this clause (iv) may also contain provisions by which additional Loan Parties, Hotel/Casino Facilities and Tavern Businesses may be added after the execution of such Additional Management Agreement by joinder, in form and substance reasonably satisfactory to the Administrative Agent, and any Management Fee

Subordination Agreement and Management Agreement Guaranty entered into in connection with the execution of such Additional Management Agreement is amended in connection with such joinder to include such additional Loan Party, Hotel/Casino Facility or Tavern Business.

(d)       Notices of Default.  Promptly (but in no event later than two (2) Business Days after the Borrower’s receipt thereof) deliver (or cause to be delivered) to the Administrative Agent copies of any written notice of default by any party under any Manager Document, or of any written notice from any Manager or any other party to any Manager Document of its intention to terminate such Manager Document.

(e)        Delivery of Information.  Promptly furnish (or cause to be furnished) to the Administrative Agent copies of such information and evidence as the Administrative Agent may reasonably request concerning the Borrower’s and other Loan Parties’ due observance, performance and compliance with the terms, covenants and conditions of each Manager Document.

(f)        Other Management Agreements; Delegation of Manager’s Duties.  Except as permitted under Section 6.18(c)(iii) or (iv) above, not enter into any management agreements other than the Management Agreements in effect on the Closing Date or permit any Manager to assign or sub-contract its duties or responsibilities under any Management Agreement (except as permitted under the Management Agreements as in effect on the date hereof or in any Additional Management Agreement, as the case may be).

(g)        Further Assurances.  At its sole cost and expense, shall execute and deliver to Administrative Agent, within five (5) Business Days after request, such documents, instruments or agreements as may be reasonably required to permit the Administrative Agent to cure any default under any Manager Document.

(h)        Management Agreement Cure By Administrative Agent.  In the event of a default by the Borrower or any other Loan Party in the performance of any of its obligations under any Manager Document beyond any applicable notice and cure periods therein, including, without limitation, any default in the payment of any sums payable thereunder, then, in each and every such case, subject to applicable Gaming Laws, the Administrative Agent may, at its option, cause the default or defaults to be remedied.  The Borrower shall, on demand, reimburse the Administrative Agent for all advances made and out-of-pocket expenses incurred by the Administrative Agent in curing any such default (including, without limitation, reasonable attorneys’ fees and disbursements), together with interest thereon computed at the Default Rate from the date that such advance is made to and including the date the same is paid to the Administrative Agent.

(i)         Subordination.  At all times cause each Management Agreement and all management fees payable thereunder to be subordinated to the Obligations and the Liens held by the Administrative Agent pursuant to the Management Fee Subordination Agreements (or otherwise on terms satisfactory to the Administrative Agent in its sole discretion).

(j)         Rights of Administrative Agent.  The Administrative Agent shall have the right (but shall have no obligation) at any time that there shall exist and be continuing an Event of Default, to take in Administrative Agent’s own name or in the name of the applicable Loan Party (but at the Borrower’s expense, which shall be reimbursed to the Administrative Agent upon demand and shall constitute part of the Obligations), such action as Administrative Agent may at any time or from time to time determine to be necessary, subject to applicable Gaming Laws:

(i)         to exercise any of the rights of the Loan Parties under the Manager Documents and to request and require any Manager to attorn to Administrative Agent (or its designee);

(ii)        to terminate any Manager Document in accordance with, and subject to the terms of, such Manager Document and, if applicable, the corresponding Management Fee Subordination Agreement;

(iii)       to amend, modify or extend any Manager Document by agreement with the corresponding Manager or other parties thereto;

(iv)       to cure any default under any Manager Document; and

(v)        to protect the rights of the Administrative Agent and the Secured Parties hereunder and under any Manager Document;

and the Administrative Agent shall incur no liability as between itself and the Loan Party if any action taken by or on its behalf in good faith pursuant hereto shall prove to be, in whole or in part, inadequate or invalid.  Without limiting any of the rights, powers and privileges granted to the Administrative Agent in the other Loan Documents, the Borrower hereby irrevocably makes, constitutes and empowers and authorizes the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) and hereby irrevocably appoints the Administrative Agent as the Borrower’s attorney-in-fact (which irrevocable appointment is coupled with an interest) for the purpose of enforcing the Borrower’s rights under each Management Agreement and the Administrative Agent’s rights in Section 6.18(h) and (j) (in the case of 6.18(j), upon the occurrence and continuance of an Event of Default).  The Borrower shall, within five (5) Business Days after written request is made therefor by the Administrative Agent, execute and deliver to the Administrative Agent or to any party designated by the Administrative Agent, such further instruments, agreements, powers, assignments, conveyances or the like as may be reasonably necessary or desirable to complete or perfect the interest, rights or powers of the Administrative Agent pursuant to this Section 6.18 or as may otherwise be required by the Administrative Agent.

SECTION 6.19.          Ratings.  Use commercially reasonable efforts to obtain and maintain at all times on and after the Closing Date (i) a public corporate family rating of the Borrower (or, if the VoteCo SPE Reorganization has not occurred and the financials for the Borrower and its Subsidiaries are consolidated with the financials for PubCo, PubCo) and a rating of the Loans, in each case from Moody’s, and (ii) a public corporate credit rating of the Borrower (or, if the VoteCo SPE Reorganization has not occurred and the financials for the

Borrower and its Subsidiaries are consolidated with the financials for PubCo, PubCo) and a rating of the Loans, in each case from S&P (it being understood and agreed that “commercially reasonable efforts” shall in any event include the payment by the Borrower (or PubCo, as the case may be) of customary rating agency fees, cooperation with information and data requests by Moody’s and S&P in connection with their ratings process and the participation by senior management of the Borrower and PubCo in a ratings presentation to Moody’s and S&P).

SECTION 6.20.          Intentionally Omitted.

SECTION 6.21.          Subsidiary Cost Allocation Agreements.  (i) Promptly perform and observe in all material respects all of the terms, covenants and conditions required to be performed and observed by the Borrower under any Subsidiary Cost Allocation Agreement, (ii) do all things commercially reasonable to preserve and to keep unimpaired its material rights under any Subsidiary Cost Allocation Agreement, (iii) not waive, excuse or discharge any of the material obligations of any Unrestricted Subsidiary under any Subsidiary Cost Allocation Agreement without the Administrative Agent’s prior written consent in each instance, and (iv) enforce the material obligations of each Unrestricted Subsidiary under any Subsidiary Cost Allocation Agreement.

SECTION 6.22.          IP Agreements, etc..  (a) (i) Promptly perform and observe in all material respects all of the terms, covenants and conditions required to be performed and observed by the Holding Companies, the Borrower and their respective Subsidiaries under the Borrower IP Agreements, the Opco IP Agreements and the GVR IP Agreements (other than the Affiliated IP Agreements), (ii) do all things commercially reasonable to preserve and to keep unimpaired their respective material rights under the Borrower IP Agreements, the Opco IP Agreements and the GVR IP Agreements (other than the Affiliated IP Agreements), (iii) not waive, excuse or discharge any of the material obligations of the Managers or any other party under any of the Borrower IP Agreements, the Opco IP Agreements and the GVR IP Agreements (other than the Affiliated IP Agreements) without the Administrative Agent’s prior written consent in each instance, and (iv) enforce the material obligations of the Managers and any other party under the Borrower IP Agreements, the Opco IP Agreements and the GVR IP Agreements (other than the Affiliated IP Agreements).

(b)        Cure by Administrative Agent.  In the event of a default by the Borrower or any other Loan Party in the performance of any of their respective obligations under any of the Borrower IP Agreements, the Opco IP Agreements or the GVR IP Agreements beyond any applicable notice and cure periods respectively set forth in such agreements, including, without limitation, any default in the payment of any sums payable under either agreement, then, in each and every such case, subject to applicable Gaming Laws, the Administrative Agent may, at its option, cause the default or defaults to be remedied.  The Borrower shall, on demand, reimburse the Administrative Agent for all advances made and out-of-pocket expenses incurred by the Administrative Agent in curing any such default (including, without limitation, reasonable attorneys’ fees and disbursements), together with interest thereon computed at the Default Rate from the date that such advance is made to and including the date the same is paid to the Administrative Agent.

(c)        Rights of Administrative Agent.  The Administrative Agent shall have the right (but shall have no obligation) at any time that there shall exist and be continuing an Event of Default, to take in Administrative Agent’s own name or in the name of the Borrower (but at the Borrower’s expense, which shall be reimbursed to the Administrative Agent upon demand and shall constitute part of the Obligations), such action as Administrative Agent may at any time or from time to time determine to be necessary, subject to applicable Gaming Laws:

(i)         to exercise any of the rights of the Borrower or any other Loan Party under any Borrower IP Agreement, any Opco IP Agreement or any GVR IP Agreement;

(ii)        to terminate any Borrower IP Agreement, any Opco IP Agreement or any GVR IP Agreement in accordance with the terms of each such agreement;

(iii)       to amend, modify or extend any Borrower IP Agreement, any Opco IP Agreement or any GVR IP Agreement by agreement with the other parties thereto;

(iv)       to cure any default under any Borrower IP Agreement, any Opco IP Agreement or any GVR IP Agreement; and

(v)        to protect the rights of the Administrative Agent and the Lenders hereunder and under the Borrower IP Agreements, the Opco IP Agreements and the GVR IP Agreements;

and the Administrative Agent shall incur no liability as between itself and the Borrower and other Loan Parties if any action taken by or on its behalf in good faith pursuant hereto shall prove to be, in whole or in part, inadequate or invalid.  Without limiting any of the rights, powers and privileges granted to the Administrative Agent in the other Loan Documents, the Borrower hereby irrevocably makes, constitutes and empowers and authorizes the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) and hereby irrevocably appoints the Administrative Agent as the Borrower’s attorney-in-fact (which irrevocable appointment is coupled with an interest) for the purpose of enforcing the Borrower’s rights under the Borrower IP Agreements, the Opco IP Agreements and the GVR IP Agreements and the Administrative Agent’s rights in Section 6.22(b) and (c) (in the case of 6.22(c), upon the occurrence and continuance of an Event of Default).  The Borrower shall, within five (5) Business Days after written request is made therefor by the Administrative Agent, execute and deliver to the Administrative Agent or to any party designated by the Administrative Agent, such further instruments, agreements, powers, assignments, conveyances or the like as may be reasonably necessary or desirable to complete or perfect the interest, rights or powers of the Administrative Agent pursuant to this Section 6.22 or as may otherwise be required by the Administrative Agent.

ARTICLE VII

Negative Covenants

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder which is accrued and payable shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrower shall not, nor shall it permit any of the Restricted Subsidiaries to, directly or indirectly:

SECTION 7.01.          Liens.  Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

(a)        Liens pursuant to any Loan Document;

(b)        Liens existing on the Closing Date and listed on Schedule 7.01(b) and any modifications, replacements, renewals or extensions thereof; provided that (i) any such Lien does not extend to any additional property other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien, and (B) proceeds and products thereof, and (ii) such Liens shall secure only those obligations which they secure on the Closing Date and refinancings, extensions, renewals and replacements thereof permitted hereunder;

(c)        Liens for taxes, assessments or governmental charges which are not yet due or delinquent or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(d)       statutory Liens of landlords, carriers, warehousemen, mechanics, materialmen, repairmen, construction contractors or other like Liens arising in the ordinary course of business which secure amounts not overdue for a period of more than thirty (30) days or if more than thirty (30) days overdue, are unfiled and no other action has been taken to enforce such Lien or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(e)        (i) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation and (ii) pledges and deposits in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Borrower or any Restricted Subsidiary;

(f)        deposits to secure the performance of bids, trade contracts, governmental contracts and leases (other than Indebtedness for borrowed money and Capitalized Leases), statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature (including those to secure health, safety and environmental obligations) incurred in the ordinary course of business;

(g)        public and private easements, rights-of-way, restrictions, encroachments, protrusions, franchises, licenses, permits, zoning laws, covenants, conditions, restrictions and other similar non-monetary encumbrances and minor title defects affecting real property which, in the aggregate, do not in any case materially interfere with the ordinary conduct of the business of the Borrower or any Restricted Subsidiary and any and all exceptions to title disclosed on Schedule B of each of the Mortgage Policies to the extent reasonably acceptable to the Administrative Agent;

(h)        Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h);

(i)         Liens securing Indebtedness permitted under Section 7.03(e); provided that (i) such Liens attach concurrently with or within two hundred seventy (270) days after the acquisition of the property subject to such Liens, (ii) such Liens do not at any time encumber any property except for the property financed by such Indebtedness, accessions thereto and the proceeds and the products thereof, (iii) with respect to Capitalized Leases, such Liens do not at any time extend to or cover any assets (except for accessions to such assets) other than the assets subject to such Capitalized Leases; provided that individual financings of equipment provided by one lender may be cross collateralized to other financings of equipment provided by such lender and (iv) the amount of Indebtedness secured thereby does not exceed the cost of the acquisition of such property;

(j)         (i) Real Property Leases and other leases, licenses, subleases or sublicenses, in each case, granted to others in the ordinary course of business and which do not (x) interfere in any material respect with the business of the Borrower or any Restricted Subsidiary or (y) secure any Indebtedness;

(k)        Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

(l)         Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection, (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business; (iii) in favor of a banking institution arising as a matter of law encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking industry and (iv) in favor of Wells Fargo Bank, N.A. in the form of debit and set-off rights arising under the Wells Fargo Indemnification Agreement;

(m)       Liens (i) on cash advances in favor of the seller of any property to be acquired in an Investment permitted pursuant to Sections 7.02(i) and (n) to be applied against the purchase price for such Investment, and (ii) consisting of an agreement to Dispose of any property in a Disposition permitted under Section 7.05, in each case, solely to the extent such Investment or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien;

(n)        Liens in favor of the Borrower or a Subsidiary Guarantor (other than an Immaterial Subsidiary) securing Indebtedness permitted under Section 7.03(d);

(o)        Liens existing on property at the time of its acquisition or existing on the property of any Person at the time such Person becomes a Restricted Subsidiary (other than by designation as a Restricted Subsidiary pursuant to Section 6.14), in each case after the Closing Date (other than Liens on the Equity Interests of any Person that becomes a Restricted Subsidiary); provided that (i) such Lien was not created in contemplation of such acquisition or such Person becoming a Restricted Subsidiary, (ii) such Lien does not extend to or cover any other assets or property (other than the proceeds or products thereof), and (iii) the Indebtedness secured thereby is permitted under Section 7.03(e);

(p)        any interest or title of a lessor under leases entered into by the Borrower or any of the Restricted Subsidiaries (in their capacities as lessee) in the ordinary course of business;

(q)        Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the Borrower or any of the Restricted Subsidiaries in the ordinary course of business permitted by this Agreement;

(r)        Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 7.02; provided that such Liens do not extend to any assets other than those that are the subject of such repurchase agreement;

(s)        Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes;

(t)        Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Borrower or any Restricted Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower and the Restricted Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the Borrower or any Restricted Subsidiary in the ordinary course of business;

(u)        Liens solely on any cash earnest money deposits made by the Borrower or any of the Restricted Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder;

(v)        Liens arising from precautionary UCC financing statement filings regarding operating leases entered into in the ordinary course of business;

(w)       Ground Leases on which facilities owned or leased by the Borrower or any of its Restricted Subsidiaries are located; and

(x)        other Liens on assets securing Indebtedness outstanding in an aggregate principal amount not to exceed $25,000,000; provided however that no Liens on assets constituting Collateral shall be permitted pursuant to this clause (x).

SECTION 7.02.          Investments.  Make or hold any Investments, except:

(a)        Investments by the Borrower or a Restricted Subsidiary in assets that were Cash Equivalents when such Investments were made;

(b)        loans or advances to officers, directors, board managers and employees of the Borrower and the Restricted Subsidiaries (i) for reasonable and customary business-related travel, entertainment, relocation and analogous ordinary business purposes so long as made in accordance with applicable Law and (ii) in connection with such Person’s purchase of Equity Interests of Holdco (provided that the amount of such loans and advances described in this clause (b)(ii) shall be contributed to the Borrower in cash as common equity); provided the aggregate principal amount of all loans and advances made in reliance on this clause (b) shall not exceed $10,000,000 at any time outstanding;

(c)        Investments by the Borrower or any Restricted Subsidiary in any Restricted Subsidiary (excluding any new Restricted Subsidiary which becomes (or would become) a Subsidiary Guarantor concurrently with such Investment) or by a Restricted Subsidiary in the Borrower; provided that (i) the sum of the aggregate amount of Investments in any Immaterial Subsidiary plus, if such Subsidiary was designated as an Immaterial Subsidiary after the Closing Date in accordance with Section 6.14, the Fair Market Value of the assets of such Subsidiary at the time of designation, shall not exceed $25,000,000 and (ii) the sum of the aggregate amount of all Investments in all Immaterial Subsidiaries plus the Fair Market Value of the assets of all  Subsidiaries designated as Immaterial Subsidiaries after the Closing Date (determined at the time of designation) in accordance with Section 6.14 shall not exceed $75,000,000;

(d)       Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business;

(e)        Investments consisting of Liens, Indebtedness, fundamental changes, Dispositions and Restricted Payments permitted under Sections 7.01, 7.03, 7.04, 7.05 and 7.06, respectively; provided that for purposes of any Indebtedness incurred by a Restricted Subsidiary that is an Immaterial Subsidiary in favor of the Borrower or a Restricted Subsidiary, and any Dispositions by the Borrower or a Restricted Subsidiary to a Restricted Subsidiary that is an Immaterial Subsidiary, such Investments shall be required to be permitted pursuant to the other provisions of this Section 7.02 (and not solely pursuant to this clause (e));

(f)        Investments existing on the Closing Date and set forth on Schedule 7.02(f) by the Borrower or any Restricted Subsidiary; provided that (x) the amount of the original Investment is not increased except by the terms of such Investment or as otherwise permitted by this Section 7.02 and (y) any Investment in the form of Indebtedness of the Borrower or any

Restricted Subsidiary owed to any Restricted Subsidiary that is an Immaterial Subsidiary shall be subject to the subordination terms set forth in the Intercompany Note;

(g)        Investments in Swap Contracts permitted under Section 7.03;

(h)        promissory notes and other noncash consideration received in connection with Dispositions permitted by Section 7.05;

(i)         the purchase or other acquisition after the Closing Date by the Borrower or a wholly owned Restricted Subsidiary of the Borrower of property and assets or businesses of any Person or of assets constituting a business unit, a line of business or division of such Person, or Equity Interests in a Person that, upon the consummation thereof, will be a Restricted Subsidiary (including as a result of a merger or consolidation); provided that, with respect to each purchase or other acquisition made pursuant to this Section 7.02(i) (each, a “Permitted Acquisition”):

(A)       subject to clause (B) below, all property, assets and businesses acquired in such purchase or other acquisition shall constitute Collateral (unless the same constitute Excluded Assets) and the Borrower, each applicable Restricted Subsidiary and any such newly created or acquired Subsidiary (and, to the extent required under the Collateral and Guarantee Requirement, the Subsidiaries of such created or acquired Subsidiary) shall be a Subsidiary Guarantor and shall have complied with the requirements of Section 6.11, within the times specified therein;

(B)       the aggregate amount of consideration (cash and noncash and including the Fair Market Value of all Equity Interests issued or transferred to the sellers thereof, all indemnities, earnouts and other contingent payment obligations to, and the aggregate amounts paid or to be paid under noncompete, consulting and other affiliated agreements with, the sellers thereof, all write-downs of property and reserves for liabilities with respect thereto and all assumptions of debt, liabilities and other obligations in connection therewith) paid during the term of this Agreement in respect of all Permitted Acquisitions shall not exceed $500,000,000, provided that the aggregate amount of such consideration may exceed $500,000,000 if the First Lien Leverage Ratio (as determined on a Pro Forma Basis after giving effect to all such purchases or acquisitions (including any Indebtedness incurred in connection therewith)) is less than or equal to 4:50:1.00; provided further, that the aggregate amount of consideration in respect of acquisitions of Persons that do not become Restricted Subsidiaries (including Persons who do not become wholly owned Subsidiaries of the Borrower) shall not exceed $35,000,000;

(C)       the acquired property, assets, business or Person is in the same line of business as the Borrower or a Restricted Subsidiary;

(D)       (1) immediately before and immediately after giving Pro Forma Effect to any such purchase or other acquisition, no Default shall have occurred and be continuing and (2) immediately after giving effect to such purchase or other acquisition (including any Indebtedness incurred in connection therewith), the Borrower and the Restricted Subsidiaries shall be in Pro Forma Compliance with all of the covenants set forth in Section 7.11, with such compliance with preceding clause (2) to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such purchase or other acquisition had been consummated as of the first day of the four-quarter fiscal period covered thereby and evidenced by a certificate from a Responsible Officer of the Borrower demonstrating such compliance calculation in reasonable detail;

(E)       no Person acquired pursuant to, or formed to effect, a Permitted Acquisition may be designated as an Unrestricted Subsidiary simultaneously with the consummation of such Permitted Acquisition;

(F)       any Person acquired pursuant to a Permitted Acquisition that will, upon the consummation thereof, become a Restricted Subsidiary of the Borrower shall be a Restricted Subsidiary not less than 85% of the Equity Interests of which are owned by the Borrower or another wholly owned Restricted Subsidiary of the Borrower; and

(G)       the Borrower shall have delivered to the Administrative Agent, on behalf of the Lenders, no later than five (5) Business Days after the date on which any such purchase or other acquisition is consummated, a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the Administrative Agent, certifying that all of the requirements set forth in this clause (i) have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition;

(j)         [reserved];

(k)        Investments in the ordinary course of business consisting of Article 3 of the Uniform Commercial Code endorsements for collection or deposit and Article 4 of the Uniform Commercial Code customary trade arrangements with customers consistent with past practices;

(l)         Investments (including debt obligations and Equity Interests) received in connection with the bankruptcy or reorganization of suppliers and customers or in settlement of delinquent obligations of, or other disputes with, customers and suppliers arising in the ordinary course of business or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment;

(m)       loans and advances to the Holding Companies (or any direct or indirect parent thereof) in lieu of, and not in excess of the amount of (after giving effect to any other loans, advances or Restricted Payments in respect thereof), Restricted Payments to the extent permitted to be made to the Holding Companies in accordance with Section 7.06(e) and (g);

(n)        so long as immediately before and immediately after giving effect to any such Investment, (i) no Default has occurred and is continuing, (ii) the Borrower and the Restricted Subsidiaries will be in Pro Forma Compliance with the covenants set forth in Section 7.11, (iii) with respect to Investments made using the Investment Base Basket, the

Required Incurrence Interest Coverage Ratio shall be greater than 2.00:1.00 (as determined on a Pro Forma Basis after giving effect to such Investments), and (iv) with respect to Investments made using the Investment Builder Basket, the First Lien Leverage Ratio (as determined on a Pro Forma Basis after giving effect to such Investments) shall be less than or equal to 4.50:1.00, with the compliance under the preceding clauses (ii), (iii) and (iv) determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such Investments had been made as of the first day of the four-quarter fiscal period covered thereby and evidenced by a certificate from the principal accounting officer of the Borrower demonstrating such compliance in reasonable detail and indicating whether a particular Investment is being made using the Investment Base Basket (and, if so, whether it is using the amount made available pursuant to clause (A), (B) and/or (C) below) or the Investment Builder Basket (it being understood that the Borrower shall be permitted to elect to use either basket or a combination of the two baskets, to the extent available, in respect of any particular Investment), Investments in an aggregate amount from and after the Closing Date not to exceed the sum of (A) an amount equal to $300,000,000, plus (B) the Initial Restricted Payment Base Basket, less the aggregate amount of Restricted Payments made using the Initial Restricted Payment Base Basket; plus (C) an amount equal to the Project Reimbursements received by the Borrower and its Restricted Subsidiaries from Persons other than Loan Parties after the Closing Date that is Not Otherwise Applied (the cumulative amount available for Investments pursuant to clause (A), (B) and (C), the “Investment Base Basket”), plus (D) the aggregate amount of the Net Cash Proceeds of Permitted Equity Issuances (other than Permitted Equity Issuances made pursuant to Section 8.04) received by the Borrower (provided, that, in the case of such Permitted Equity Issuances by the Holding Companies or PubCo, such Net Cash Proceeds shall have been received by the Borrower in the form of a capital contribution from the applicable Holding Company or PubCo) after the Closing Date that are Not Otherwise Applied, plus (E) the amount of Cumulative Excess Cash Flow that is Not Otherwise Applied plus (F) an amount equal to the returns or refunds of Qualifying Investments (excluding any interest, earnings, returns or other gains in respect of such Qualifying Investments determined in the manner set forth in Section 1.03(d)) received by the Borrower and its Restricted Subsidiaries from Persons other than Loan Parties after the Closing Date that is Not Otherwise Applied (the cumulative amount available for Investments pursuant to clauses (D) through (F), collectively, the “Investment Builder Basket”);

(o)        advances of payroll payments to employees of the Borrower and the Restricted Subsidiaries in the ordinary course of business;

(p)        so long as no Event of Default has occurred and is continuing or would result therefrom, (x) Native American Investments of the type described in clause (ii) of the definition thereof as set forth in Schedule 7.02(p) and (y) Native American Investments of the type described in clause (i) of the definition thereof; provided that the aggregate amount of all such Native American Investments made in reliance on preceding sub-clause (y) in any fiscal year shall not exceed $5,000,000; provided further, that (i) to the extent the aggregate amount of all such Native American Investments made in any fiscal year in reliance on preceding sub-clause (y) is less than $5,000,000, the amount of such difference (the “Native American Investment Rollover Amount”) may be carried forward one time and used to make Native American Investments of the type described in clause (i) of the definition thereof in the next succeeding fiscal year and (ii) any such Native American Investments made in any fiscal year shall be counted against the $5,000,000 base amount with respect to such fiscal year after being counted against any Native American Investment Rollover Amount available with respect to such fiscal year;

(q)        Investments of a Restricted Subsidiary acquired after the Closing Date or of a Person merged into the Borrower or merged or consolidated with a Restricted Subsidiary in accordance with Section 7.04 after the Closing Date, to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger or consolidation and were in existence on the date of such acquisition, merger or consolidation;

(r)        Investments consisting of the contribution or other transfer of (i) real estate described on Part 1 of Schedule 7.02(r) (and owned by a Native American Subsidiary on the Closing Date) pursuant to a Native American Contract, so long as the Tribal Trust Property Release Conditions are satisfied at the time of such contribution or transfer, (ii) the real property described in Item 2 of Part 2 of Schedule 7.02(r), so long as title to such real property is transferred to the Federated Indians of Graton Rancheria or its nominee and (iii) real estate described in Item 1 of Part 2 of Schedule 7.02(r) to a joint venture, so long as no Default then exists;

(s)        Investments consisting of Support Agreements to the extent such Support Agreements are permitted in accordance with Section 7.03(q);

(t)        [reserved];

(u)        ~~Investments in Unrestricted Subsidiaries made using the proceeds of Cure Note (as defined in the Equity Rights Agreement) Indebtedness to the extent such proceeds are contributed as capital to the Borrower and applied substantially concurrently to cure or prevent a Specified Event (as defined in the Equity Rights Agreement) other than a Specified Event occurring by reason of this Agreement; and~~[reserved]; and

(v)        so long as immediately before and immediately after giving effect to any such Investment, (i) no Default has occurred and is continuing, (ii) the Borrower and the Restricted Subsidiaries will be in Pro Forma Compliance with the covenants set forth in Section 7.11, and (iii) the First Lien Leverage Ratio (as determined on a Pro Forma Basis after giving effect to such Investments) shall be less than or equal to 4.50:1.00, with the compliance under the preceding clauses (ii) and (iii) determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such Investments had been made as of the first day of the four-quarter fiscal period covered thereby and evidenced by a certificate from the principal accounting officer of the Borrower demonstrating such compliance in reasonable detail, Investments in SC Interactive Investor LLC and its Subsidiaries in an aggregate amount from and after the Closing Date not to exceed $50,000,000;

provided, that no Investment in an Unrestricted Subsidiary that would otherwise be permitted under this Section 7.02 shall be permitted hereunder to the extent that any portion of such Investment is used to make any prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financing.

SECTION 7.03.          Indebtedness.  Create, incur, assume or suffer to exist any Indebtedness, except:

(a)        Indebtedness of the Loan Parties under the Loan Documents;

(b)        Indebtedness outstanding on the Closing Date and listed on Schedule 7.03(b) and any Permitted Refinancing thereof;

(c)        Guarantees by the Borrower and the Restricted Subsidiaries in respect of Indebtedness of the Borrower or any Restricted Subsidiary otherwise permitted hereunder; provided that (A) no Guarantee by any Restricted Subsidiary of any Junior Financing shall be permitted unless such Restricted Subsidiary shall have also provided a Guarantee of the Obligations substantially on the terms set forth in the Guaranty, (B) if the Indebtedness being Guaranteed is subordinated to the Obligations in Lien priority and/or right of payment, such Guarantee shall be subordinated to the Guarantee of the Obligations in Lien priority and/or right of payment, as the case may be, on terms at least as favorable to the Lenders as those contained in the subordination of such Indebtedness and/or Lien securing the same and (C) any Guarantee by the Borrower or any Restricted Subsidiary of Indebtedness of any Restricted Subsidiary that is an Immaterial Subsidiary shall only be permitted to the extent constituting an Investment expressly permitted by Section 7.02 (other than clause (e) thereof);

(d)       Indebtedness of the Borrower or any Restricted Subsidiary owing to the Borrower or any other Restricted Subsidiary to the extent constituting an Investment expressly permitted by Section 7.02; provided that, (i) all such Indebtedness shall be evidenced by an Intercompany Note and, in the case of an Intercompany Note issued to a Subsidiary Guarantor, pledged to the Administrative Agent for the benefit of the Secured Parties in accordance with the Collateral Documents and Section 6.11 and (ii) all such Indebtedness of any Subsidiary Guarantor owed to any Person that is not a Subsidiary Guarantor shall be subject to the subordination terms set forth in the Intercompany Note;

(e)        (i) so long as immediately after giving effect to the incurrence of any such Indebtedness, no Event of Default has occurred and is continuing and the Borrower and the Restricted Subsidiaries will be in Pro Forma Compliance with the covenants set forth in Section 7.11, Capitalized Lease Indebtedness and other Indebtedness (including Capitalized Leases) financing the acquisition of furniture, fixtures and equipment (including gaming equipment), software, and associated warranties and/or service contracts (all of which shall be of a type that is readily removable from and not integral to the structure of any Real Property or improvements thereon); provided that such Indebtedness is incurred concurrently with or within two hundred seventy (270) days after the applicable acquisition, and (ii) any Permitted Refinancing of any Indebtedness set forth in the immediately preceding clause (i); provided further that the aggregate principal amount of all Indebtedness permitted under this Section 7.03(e) (including all Permitted Refinancing Indebtedness described in preceding clause (ii)), shall not exceed $75,000,000 at any time outstanding;

(f)        Indebtedness in respect of Swap Contracts designed to hedge against interest rates, foreign exchange rates or commodities pricing risks of the Borrower or its

Restricted Subsidiaries incurred in the ordinary course of business and not for speculative purposes;

(g)        Indebtedness representing deferred compensation to employees of the Borrower and the Restricted Subsidiaries incurred in the ordinary course of business;

(h)        Indebtedness consisting of promissory notes issued by the Borrower to current or former officers, directors, managers and employees, their respective estates, spouses or former spouses to finance the purchase or redemption of Equity Interests of Holdco or the Borrower permitted by Section 7.06(d); provided that (i) such Indebtedness shall be subordinated in right of payment to the Obligations on terms reasonably satisfactory to the Administrative Agent (it being understood that, subject to the dollar limitation described below, such subordination provisions shall permit the payment of interest and principal in cash if no Event of Default has occurred and is continuing) and (ii) the aggregate amount of all cash payments (whether principal or interest) made by the Borrower in respect of such notes since the Closing Date, when combined with the aggregate amount of Restricted Payments made pursuant to Section 7.06(d) since the Closing Date, shall not exceed $10,000,000;

(i)         Indebtedness incurred by the Borrower or the Restricted Subsidiaries in (i) a Permitted Acquisition, (ii) any other Investment expressly permitted hereunder or (iii) any Disposition, in the case of each of the foregoing clauses (i), (ii) and (iii), constituting customary indemnification obligations or customary obligations in respect of purchase price or other similar adjustments;

(j)         Indebtedness consisting of obligations of the Borrower or the Restricted Subsidiaries under deferred compensation or other similar arrangements incurred by such Person in connection with Permitted Acquisitions or any other Investment expressly permitted hereunder;

(k)        (i) Cash Management Obligations and other Indebtedness in respect of netting services, overdraft protections and similar arrangements in each case in connection with deposit accounts and (ii) Indebtedness of the Borrower and its Restricted Subsidiaries arising under the Wells Fargo Indemnification Agreement;

(l)         Indebtedness consisting of (i) the financing of insurance premiums or (ii) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business;

(m)       Indebtedness incurred by the Borrower or any of the Restricted Subsidiaries in respect of letters of credit, bank guarantees, bankers’ acceptances or similar instruments issued or created in the ordinary course of business in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims; provided that any reimbursement obligations in respect thereof are reimbursed within 30 days following the incurrence thereof;

(n)        obligations in respect of performance, bid, appeal and surety bonds and performance and completion guarantees and similar obligations provided by the Borrower or any of the Restricted Subsidiaries or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case in the ordinary course of business or consistent with past practice;

(o)        (i) Indebtedness of the Loan Parties under the Senior Unsecured Notes, so long as the principal amount of such Indebtedness does not exceed $500,000,000 at any time, (ii) additional unsecured Indebtedness of the Borrower and its Restricted Subsidiaries so long as, after giving effect thereto, no Default has occurred and is continuing, the Borrower shall be in compliance with Section 7.11 and the Required Incurrence Interest Coverage Ratio shall be greater than 2.00:1.00, in each case, determined on a Pro Forma Basis, based on the financial information most recently delivered to the Administrative Agent and the Lenders under Sections 6.01(a) or (b) as though the incurrence of such Indebtedness had occurred on the first day of the four-quarter fiscal period covered thereby and remained outstanding through the end of such four-quarter fiscal period and evidenced by a certificate of a Responsible Officer of the Borrower demonstrating such compliance calculation in reasonable detail and (iii) Permitted Refinancing Indebtedness in respect of the Indebtedness described in the preceding clause (ii);

(p)        all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest (other than pay-in-kind interest or other interest capitalized as principal) on obligations described in clauses (a) through (o) above;

(q)        Guarantees consisting of Support Agreements of the Borrower and its Restricted Subsidiaries in an aggregate amount not exceeding $75,000,000 at any time;

(r)          Indebtedness of the Borrower under the LandCo Support Agreement; and

(s)          for the period from the Closing Date through the seventh (7th) Business Day following the Closing Date, Indebtedness of the Borrower in respect of the Original Financing Agreement described in clause (c) of the definition thereof in an aggregate principal amount not to exceed $0 (reduced by any principal payments from time to time made thereon); provided that all such outstanding Indebtedness has been called or notified for redemption or other termination as provided in Section 4.01(b).

SECTION 7.04.          Fundamental Changes.  Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that:

(a)        any Restricted Subsidiary may merge with (i) the Borrower; provided that (x) the Borrower shall be the continuing or surviving Person and (y) such merger does not result in the Borrower ceasing to be incorporated under the Laws of the United States, any state thereof or the District of Columbia, or (ii) any one or more other Restricted Subsidiaries; provided further that when any Restricted Subsidiary that is not an Immaterial Subsidiary is merging with another Restricted Subsidiary that is an Immaterial Subsidiary, the continuing or surviving Person shall not be an Immaterial Subsidiary;

(b)        any Restricted Subsidiary may liquidate or dissolve or change its legal form (provided that (A) such transaction shall not reduce the Borrower’s direct or indirect share of the aggregate ordinary voting power and aggregate equity value in such Restricted Subsidiary, (B) the Borrower or Restricted Subsidiary shall comply with its obligations under Sections 6.11 and 6.13 in connection with such transaction and (C) such transaction shall have been undertaken for a valid purpose (which includes the reduction of taxes for direct or indirect owners of Equity Interests in the Borrower) and shall not be disadvantageous to the Lenders in any manner);

(c)        any Restricted Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to another Restricted Subsidiary; provided that if the transferor in such a transaction is not an Immaterial Subsidiary or the Borrower, then (i) the transferee must either be the Borrower or a Subsidiary Guarantor that is not an Immaterial Subsidiary or (ii) to the extent constituting an Investment, such Investment must be a permitted Investment in accordance with Section 7.02 (other than by reason of Section 7.02(e));

(d)       so long as no Default exists or would result therefrom, any Restricted Subsidiary may merge with any other Person in order to effect an Investment permitted pursuant to Section 7.02; provided that the continuing or surviving Person shall be a Restricted Subsidiary, which together with each of its Restricted Subsidiaries, shall have complied with the requirements of Section 6.11;

(e)        so long as no Default exists or would result therefrom, the Borrower or any Restricted Subsidiary may consummate a merger, dissolution, liquidation, consolidation or Disposition, the purpose of which is to effect a Disposition permitted pursuant to Section 7.05; ~~and~~

(f)        notwithstanding anything set forth in this Section 7.04, in this Agreement or in any other Loan Document, ~~if any one or more Additional Management Agreements are entered into pursuant to which the Borrower Management Agreement, the Opco Management Agreement and the GVR Management Agreement are consolidated, in each case in accordance with this Agreement, then~~ the Borrower and the Restricted Subsidiaries may (a) dissolve IP Holdco and transfer all of its assets to the Borrower or otherwise cause IP Holdco to be merged into the Borrower and (b) terminate any of the Borrower IP Agreements, the Opco IP Agreements or the GVR IP Agreements or any other Affiliated IP Agreements~~.~~; and

(g)        the Loan Parties and their respective Subsidiaries may consummate a Qualified IPO and the VoteCo SPE Reorganization.

provided that in the case of clauses (a), (b), (c) and (f) above, (x) the security interest of the Administrative Agent in the property of such person formed by such merger or consolidation (or such Person resulting from such change in corporate form) shall be no less favorable than the security interest of the Administrative Agent in the property of the Borrower or Subsidiary prior to such merger or consolidation (or change in corporate form) and (y) the Guarantee by such person formed by such merger or consolidation (or such Person resulting from such change in corporate form) of the Obligations shall be no less favorable to the Lenders than the Guarantees of the Obligations of the Subsidiary prior to such merger or consolidation (or change in corporate form), in each case, as reasonably determined by the Administrative Agent.

SECTION 7.05.          Dispositions.  Make any Disposition or enter into any agreement (other than any non-binding agreement contingent upon obtaining the consent of the Required Lenders) to make any Disposition, except:

(a)        Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business, and Dispositions of furniture, fixtures and equipment no longer used or useful in the ordinary course of business of the Loan Parties;

(b)        Dispositions of inventory (including Cage Cash) and assets of de minimis value, in any case in the ordinary course of business;

(c)        Dispositions of property (other than Real Property) in the ordinary course of business to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are promptly applied to the purchase price of similar replacement property;

(d)       Dispositions of property to the Borrower or to a Restricted Subsidiary; provided that if the transferor of such property is a Subsidiary Guarantor that is not an Immaterial Subsidiary or the Borrower (i) the transferee thereof must either be the Borrower or another Subsidiary Guarantor that is not an Immaterial Subsidiary or (ii) to the extent such transaction constitutes an Investment, such transaction is permitted under Section 7.02 (other than by reason of Section 7.02(e));

(e)        (i) Permitted Liens constituting Dispositions and (ii) Dispositions permitted by (x) Section 7.04 and (y) Section 7.06;

(f)        non-assignable, non-sublicensable licenses of information technology systems to a Manager pursuant to any Management Agreement or a license agreement executed in connection therewith;

(g)        Dispositions of Cash Equivalents in the ordinary course of business;

(h)        Real Property Leases and other leases, licenses, subleases or sublicenses, in each case, granted to others in the ordinary course of business and which do not materially interfere with the business of the Borrower or the Restricted Subsidiaries;

(i)         transfers of property subject to Casualty Events upon receipt of the Net Cash Proceeds of such Casualty Event;

(j)         Dispositions of property not otherwise permitted under this Section 7.05; provided that (i) at the time of such Disposition (other than any such Disposition made pursuant to a legally binding commitment entered into at a time when no Default exists), no Default shall exist or would result from such Disposition, (ii) the aggregate Fair Market Value of all property Disposed of in reliance on this clause (j) shall not exceed $200,000,000 in the aggregate, and (iii) with respect to any Disposition pursuant to this clause (j), the Borrower or a Restricted

Subsidiary shall receive not less than 75% of such consideration in the form of cash, Cash Equivalents or (except in connection with the Disposition of any business or operation containing table games or slot machines) Equity Interests in the entity or joint venture to which the assets subject to such Disposition were transferred, in each case, at the time of the consummation of such Disposition (in each case, free and clear of all Liens at the time received, other than nonconsensual Permitted Liens and Liens permitted by Section 7.01(s) and clauses (i) and (ii) of Section 7.01(t)); provided however, that for the purposes of this clause (iii), each of the following shall be deemed to be cash received at closing:  (A) any liabilities (as shown on the Borrower’s or such Restricted Subsidiary’s most recent balance sheet provided hereunder or in the footnotes thereto) of the Borrower or such Restricted Subsidiary, other than liabilities that are by their terms subordinated to the payment in cash of the Obligations, that are assumed by the transferee with respect to the applicable Disposition and for which the Borrower and all of the Restricted Subsidiaries shall have been validly released by all applicable creditors in writing and (B) any securities received by the Borrower or such Restricted Subsidiary from such transferee that are converted by the Borrower or such Restricted Subsidiary into cash (to the extent of the cash received) within 180 days following the closing of the applicable Disposition;

(k)        [reserved];

(l)         Dispositions of Real Properties (i) that constitute Tribal Trust Property, to the extent permitted by Section 7.02(r)(i), (ii) to the extent permitted by Section 7.02(r)(ii), and (iii) to the extent permitted by Section 7.02(r)(iii);

(m)       Dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements; and

(n)        Dispositions or discounts without recourse of accounts receivable in connection with the compromise or collection thereof in the ordinary course of business (and not as part of any financing transaction);

provided that (1) any Disposition of any property pursuant to this Section 7.05 (except pursuant to Sections 7.05(e)(ii)(y) and 7.05(l)(ii) and except for Dispositions from the Borrower or a Restricted Subsidiary to the Borrower or a Restricted Subsidiary other than an Immaterial Subsidiary), shall be for no less than the Fair Market Value of such property at the time of such Disposition, (2) in no case shall the Borrower or any Subsidiary be permitted to effect a Disposition of (a) GVR, NP Lake Mead LLC, NP Santa Fe LLC, NP Texas LLC, Boulder LLC, Red Rock LLC, Palace LLC, Sunset LLC or IP Holdco (except, in the case of IP Holdco, to the extent provided in Section 7.04(f)) or a significant portion of their respective properties, or (b) any part of the Technology Systems.

To the extent any Collateral is Disposed of as expressly permitted by this Section 7.05 to any Person other than the Borrower or any Restricted Subsidiary, such Collateral shall be Disposed of free and clear of the Liens created by the Loan Documents, and the Administrative Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

SECTION 7.06.          Restricted Payments.  Declare or make or agree to declare or make, directly or indirectly, any Restricted Payment, or incur any obligations (contingent or otherwise) to do so, except:

(a)        each Restricted Subsidiary may make Restricted Payments (i) to the Borrower and to other Restricted Subsidiaries and (ii) in the case of a Restricted Payment by a non-wholly owned Restricted Subsidiary, to the Borrower and any other Restricted Subsidiary and to each other owner of Equity Interests of such Restricted Subsidiary based on their relative ownership interests of the relevant class of Equity Interests; provided that no Restricted Payment of the type described in preceding clause (ii) shall be made at any time an Event of Default has occurred and is continuing;

(b)        the Borrower and each Restricted Subsidiary may declare and make dividend payments or other distributions payable solely in the Equity Interests (other than Disqualified Equity Interests not otherwise permitted by Section 7.03) of such Person; provided that to the extent required pursuant to the Collateral and Guarantee Requirement or the Collateral Documents, such Equity Interests shall be pledged to the Administrative Agent and, in the case of a Restricted Payment by a non-wholly owned Restricted Subsidiary, to the Borrower and any other Restricted Subsidiary and to each other owner of Equity Interests of such Restricted Subsidiary based on their relative ownership interests of the relevant class of Equity Interests;

(c)        to the extent constituting Restricted Payments, the Borrower and the Restricted Subsidiaries may enter into and consummate transactions expressly permitted by any provision of Section 7.04 or 7.08 other than Sections 7.08(a) and (c);

(d)       the Borrower may make Restricted Payments to allow any direct or indirect parent thereof to pay for the repurchase, retirement or other acquisition or retirement for value of Equity Interests of ~~Holdco~~PubCo by any future, present or former employee, manager or director of the Borrower or any of its Restricted Subsidiaries (other than the Fertitta Brothers or any of their Affiliates) upon the death, disability or termination of employment of such persons or pursuant to any employee, manager or director equity plan, employee, manager or director stock option plan or any other employee, manager or director benefit plan or any agreement (including any stock subscription or shareholder agreement) with any employee, manager or director of the Borrower or any of its Restricted Subsidiaries (other than the Fertitta Brothers or any of their Affiliates); provided that the aggregate amount of Restricted Payments made pursuant to this clause (d) after the Closing Date, when combined with the aggregate amount of all cash payments (whether principal or interest) made by the Borrower in respect of any promissory notes pursuant to Section 7.03(h) after the Closing Date, shall not exceed $10,000,000;

(e)        the Borrower and its Restricted Subsidiaries may make Restricted Payments to the Holding Companies or PubCo:

(i)         the proceeds of which shall be used by a Holding Company or PubCo to pay franchise taxes and other fees, taxes and expenses required to maintain its limited liability company or corporate existence; and

(ii)        of up to $2,500,000 per year (in the aggregate with any loans and advances made to the Holding Companies pursuant to Section 7.02(m) in reliance on this clause (e)(ii)), the proceeds of which shall be used by the Holding Companies or PubCo to pay corporate overhead expenses;

(f)        in addition to the foregoing Restricted Payments and so long as (i) no Default shall have occurred and be continuing or would result therefrom, (ii) immediately after giving effect thereto the Borrower and the Restricted Subsidiaries will be in Pro Forma Compliance with the covenants set forth in Section 7.11, (iii) with respect to Restricted Payments made using the Restricted Payment Base Basket, the Required Incurrence Interest Coverage Ratio shall be greater than 2.00:1.00 (as determined on a Pro Forma Basis after giving effect to such Restricted Payments), and (iv) with respect to Restricted Payments made using the Restricted Payment Builder Basket, the First Lien Leverage Ratio (as determined on a Pro Forma Basis after giving effect to such Restricted Payments) shall be less than or equal to 4.50:1.00, with the compliance under the preceding clauses (ii), (iii) and (iv) determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such Restricted Payments had been made as of the first day of the four-quarter fiscal period covered thereby and evidenced by a certificate from the principal accounting officer of the Borrower demonstrating such compliance in reasonable detail and indicating whether a particular Restricted Payment is being made using the Restricted Payment Base Basket (and, if so, whether it is using the Initial Restricted Payment Base Basket) or the Restricted Payment Builder Basket (it being understood that the Borrower shall be permitted to elect to use either basket or a combination of the two baskets, to the extent available, in respect of any particular Restricted Payment), Restricted Payments in an aggregate amount from and after the Closing Date not to exceed the sum of (A) an amount equal to $150,000,000 (the amount described in this clause (A), the “Initial Restricted Payment Base Basket”), plus (B) an amount equal to the Project Reimbursements received by the Borrower and its Restricted Subsidiaries from Persons other than Loan Parties after the Closing Date that is Not Otherwise Applied (the cumulative amount available for Restricted Payments pursuant to clauses (A) and (B), less the aggregate amount of Investments made in reliance on Section 7.02(n)(B), collectively, the “Restricted Payment Base Basket”) plus (C) the aggregate amount of the Net Cash Proceeds of Permitted Equity Issuances (other than Permitted Equity Issuances made pursuant to Section 8.04) received by the Borrower (provided, that, in the case of any such Permitted Equity Issuances by the Holding Companies or PubCo, such Net Cash Proceeds shall have been received by the Borrower in the form of a capital contribution from the applicable Holding Company or PubCo), in each case after the Closing Date that are Not Otherwise Applied and, plus (D) the amount of Cumulative Excess Cash Flow that is Not Otherwise Applied, plus (E) an amount equal to the returns or refunds of Qualifying Investments (excluding any interest, earnings, returns or other gains in respect of such Qualifying Investments determined in the manner set forth in Section 1.03(d)) received by the Borrower and its Restricted Subsidiaries from Persons other than Loan Parties after the Closing Date that is Not Otherwise Applied (the cumulative amount available for Restricted Payments pursuant to clauses (C) through (E), collectively, the “Restricted Payment Builder Basket”), minus (F) the aggregate amount of Investments made in reliance on Section 7.02(n)(B); and

(g)         the Borrower may make Restricted Payments to Holdco, the proceeds of which shall be distributed by Holdco to the Principal BlockerCos:

(i)         which distributions shall be used by the Principal BlockerCos to pay franchise taxes and other fees, taxes and expenses required to maintain its limited liability company existence; and

(ii)        of up to $250,000 during the first twelve months after the Closing Date and up to $100,000 during any twelve-month period thereafter (in the aggregate with any loans and advances made to the Holdco pursuant to Section 7.02(m) in reliance on this paragraph (g)), which distributions shall be used by the Principal BlockerCos to pay corporate overhead expenses.

SECTION 7.07.          Change in Nature of Business.  Engage in any material line of business substantially different from those lines of business conducted by the Borrower and the Restricted Subsidiaries on the date hereof or any business reasonably related or ancillary thereto.

SECTION 7.08.          Transactions with Affiliates.  Enter into any transaction (or series of related transactions) of any kind with any Affiliate of the Borrower or any of its Subsidiaries, whether or not in the ordinary course of business, other than (a) transactions among the Borrower and the Subsidiary Guarantors or any entity that becomes a Subsidiary Guarantor as a result of such transaction, (b) on terms substantially as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm’s-length transaction with a Person other than an Affiliate, provided that (i) with respect to any transaction (or series of related transactions) involving consideration of more than $2,000,000, such transaction shall be approved by the majority of the directors of  ~~the Holding Companies (or, following a Qualified IPO of the Borrower, a majority of the board of directors of the Borrower)~~PubCo and (ii) with respect to any transaction (or series of related transactions) involving consideration of more than $20,000,000, the Borrower shall have received a favorable fairness opinion from a reputable third-party appraiser of recognized standing, (c) loans and other transactions by the Borrower and the Restricted Subsidiaries to the extent expressly permitted under this Article 7, (d) employment and severance arrangements between the Borrower and its Restricted Subsidiaries and their respective officers and employees in the ordinary course of business, (e) payments by the Holding Companies, the Borrower and their respective Subsidiaries pursuant to, and in accordance with the terms of, the Holding Company Tax Sharing Agreement or a Subsidiary Tax Sharing Agreement, as applicable, provided that payments in respect of the Holding Companies members’ actual state and United States federal income tax liabilities in respect of income earned by Unrestricted Subsidiaries during any period shall be permitted solely to the extent of payments received from (or credits used by) Unrestricted Subsidiaries pursuant to the Subsidiary Tax Sharing Agreements with respect to such period, (f) the payment of customary fees and reasonable out of pocket costs to, and indemnities provided on behalf of, directors, officers, board managers and employees of the Borrower and its Restricted Subsidiaries in the ordinary course of business to the extent attributable to the ownership or operation of the Borrower and its Restricted Subsidiaries, (g) transactions pursuant to permitted agreements in existence on the Closing Date and set forth on Schedule 7.08 or any amendment thereto to the extent such an amendment is not adverse to the Lenders in any material respect, (h) transactions pursuant to the Management Agreements and, subject to the Management Fee Subordination Agreements, payments of fees and expenses owing thereunder, (i) dividends, redemptions and repurchases permitted under Section 7.06,

(j) the Non-Compete Agreement, (k) transactions pursuant to the Borrower IP Agreements, Opco IP Agreements and the GVR IP Agreements, (l) customary expense sharing arrangements entered into between the Borrower and Unrestricted Subsidiaries in the ordinary course of business pursuant to which such Unrestricted Subsidiaries shall reimburse the Borrower for certain shared expenses, ~~and~~ (m) payments by the Holding Companies or their respective Subsidiaries to a Manager and its Subsidiaries (other than the Holding Companies and their respective Subsidiaries) pursuant to, and in accordance with the terms of, the Manager Allocation Agreement, (n) a Qualified IPO, and (o) the VoteCo SPE Reorganization.

SECTION 7.09.          Burdensome Agreements.  Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability of (a) any Restricted Subsidiary of the Borrower to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the Borrower or any other Restricted Subsidiary or to Guarantee Indebtedness of the Borrower or any other Restricted Subsidiary or (b) the Borrower or any Restricted Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person for the benefit of the Secured Parties with respect to the Facilities and the Obligations or under the Loan Documents or any Holding Company or PubCo on the Collateral pledged by such Holding Company or PubCo with respect to the Facilities and the Obligations; provided that the foregoing clauses (a) and (b) shall not apply to Contractual Obligations which (i) (x) exist on the Closing Date and (to the extent not otherwise permitted by this Section 7.09) are listed on Schedule 7.09 and (y) to the extent Contractual Obligations permitted by clause (x) are set forth in an agreement evidencing Indebtedness, are set forth in any agreement evidencing any permitted renewal, extension or refinancing of such Indebtedness so long as such renewal, extension or refinancing does not, in the reasonable opinion of the Administrative Agent, expand the scope of such limits in such Contractual Obligation, (ii) are binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a Restricted Subsidiary of the Borrower, so long as such Contractual Obligations were not entered into in contemplation of such Person becoming a Restricted Subsidiary of the Borrower; provided further, that this clause (ii) shall not apply to Contractual Obligations that are binding on a Person that becomes a Restricted Subsidiary pursuant to Section 6.14 at the time it so becomes a Restricted Subsidiary, (iii) arise in connection with any Disposition permitted by Section 7.05, so long as such restrictions relate solely to the assets subject thereto, (iv) subject to Sections 6.11 and 6.13, are customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted under Section 7.02 and applicable solely to such joint venture entered into in the ordinary course of business, (v) are negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Section 7.03 but solely to the extent any negative pledge relates to the property financed by or the subject of such Indebtedness (and excluding in any event any Indebtedness constituting any Junior Financing), (vi) are customary restrictions on leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions solely relate to the assets subject thereto, (vii) comprise restrictions imposed by any agreement relating to secured Indebtedness permitted pursuant to Section 7.03(e) to the extent that such restrictions apply only to the property or assets securing such Indebtedness, (viii) are customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or any Restricted Subsidiary, (ix) subject to Section 6.13, are customary provisions restricting assignment of any agreement entered into in the ordinary course of business, or (x) are restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business.

SECTION 7.10.          Use of Proceeds.  Use the proceeds of any Credit Extension, whether directly or indirectly, in a manner inconsistent with the uses described in Section 5.23.

SECTION 7.11.          Financial Covenants.

(a)        Total Leverage Ratio.  Permit the Total Leverage Ratio as of the last day of any Test Period (beginning with the Test Period ending on March 31, 2013) to be greater than the ratio set forth below opposite the last day of such Test Period:

Fiscal Year	March 31	June 30	September 30	December 31
2013	8.00:1.00	8.00:1.00	8.00:1.00	8.00:1.00
2014	7.75:1.00	7.25:1.00	7.25:1.00	7.00:1.00
2015	6.75:1.00	6.50:1.00	6.50:1.00	6.00:1.00
2016	5.75:1.00	5.75:1.00	5.50:1.00	5.50:1.00
2017	5.50:1.00	5.50:1.00	5.00:1.00	5.00:1.00

(b)        Interest Coverage Ratio.  Permit the Interest Coverage Ratio for any Test Period (beginning with the Test Period ending on March 31, 2013) to be less than the ratio set forth below opposite the last day of such Test Period:

Fiscal Year	March 31	June 30	September 30	December 31
2013	2.00:1.00	2.00:1.00	2.00:1.00	2.00:1.00
2014	2.50:1.00	2.50:1.00	2.50:1.00	2.50:1.00
2015	2.50:1.00	2.50:1.00	3.00:1.00	3.00:1.00
2016	3.00:1.00	3.00:1.00	3.00:1.00	3.00:1.00
2017	3.00:1.00	3.00:1.00	3.00:1.00	3.00:1.00

SECTION 7.12.          Accounting Changes.  Make any change in fiscal year; provided however, that the Borrower may elect (by providing 30 days’ prior written notice to the Administrative Agent) to change its fiscal year end to any other date reasonably acceptable to the Administrative Agent; provided further, that no such election shall become effective until the Borrower and the Administrative Agent shall have entered into such amendments to this Agreement and the other Loan Documents as may be required, in the judgment of the Administrative Agent (but without prejudice to its rights under Article VIII), to preserve the intended benefits of the baskets, restrictions, reporting requirements and other provisions of this Agreement and the other Loan Documents that tie to the fiscal year of the Borrower (with the Required Lenders hereby authorizing the Administrative Agent to execute and deliver such amendments on their behalf).

SECTION 7.13.          Prepayments, etc. of Indebtedness.  (a) Prepay, redeem, purchase, defease (including substance or legal defeasance), set apart assets for a sinking fund or similar fund or otherwise satisfy prior to the scheduled maturity thereof in any manner (including any principal payments, it being understood that payments of regularly scheduled interest shall be permitted) any Indebtedness that is required to be subordinated (in “right of payment” or on a “lien priority” basis) to the Obligations pursuant to the terms of the Loan Documents, any other Indebtedness (excluding Indebtedness permitted under Sections 7.03(e) and (q)) in excess of the Threshold Amount (including the Indebtedness incurred pursuant to the Senior Unsecured Notes) or any Permitted Refinancing of any of the foregoing Indebtedness (collectively, “Junior Financing”) or make any payment in violation of any subordination terms of any Junior Financing Documentation, except, so long as no Default shall have occurred and be continuing or would result therefrom, (i) the refinancing thereof with the Net Cash Proceeds of any Indebtedness (to the extent such Indebtedness constitutes a Permitted Refinancing), to the extent not required to prepay any Loans pursuant to Section 2.05(b), (ii) the conversion of any Junior Financing to Equity Interests (other than Disqualified Equity Interests) of any Holding Company or PubCo, (iii) the prepayment of Indebtedness of the Borrower, any Holding Company, PubCo or any Restricted Subsidiary to the Borrower or any Restricted Subsidiary to the extent permitted by the subordination provisions contained in the Intercompany Note and (iv) prepayments of Junior Financing made solely with the Net Cash Proceeds of Permitted Equity Issuances (other than Permitted Equity Issuances made pursuant to Section 8.04) received by the Borrower (provided, that, in the case of any such Permitted Equity Issuances by the Holding Companies or PubCo, such Net Cash Proceeds shall have been received by the Borrower in the form of a capital contribution from the applicable Holding Company or PubCo) after the Closing Date that are Not Otherwise Applied.

(b)        Amend, modify or change (i) in any manner adverse to the interests of the Lenders in any material respect any term or condition of any Junior Financing Documentation (other than any Senior Unsecured Notes Document) or the LandCo Support Agreement, or (ii) any term or condition of any Senior Unsecured Notes Document to the extent such amendment, modification or change would (A) increase any component of the interest rate or yield provisions applicable to the Senior Unsecured Notes by more than 2% per annum in the aggregate over the interest rate or yield provisions applicable to the Senior Unsecured Notes in effect on the date hereof, (B) change any default or event of default under the Senior Unsecured Notes Documents in a manner materially adverse to the Loan Parties, (C) change (to an earlier date) any date upon which a payment of principal, mandatory redemption, defeasance or sinking fund payment or deposit or interest is due on the Senior Unsecured Notes Documents or increase the amount of any such payment redemption, defeasance or deposit due on the Senior Unsecured Notes, (D) increase materially the obligations of the Loan Parties under the Senior Unsecured Notes Documents or confer any additional material rights of the holders of the Senior Unsecured Notes (or a representative on their behalf) which would be adverse to any Loan Parties or any Lenders in any material respect or (E) impose any restriction or limitation on the Collateral.

(c)        Amend, modify, change or waive any provision of the Holding Company Tax Sharing Agreement or any Subsidiary Tax Sharing Agreement in any manner that is adverse to the interests of the Holding Companies, their Subsidiaries or the Lenders in any material respect or enter into any new tax sharing agreement, tax allocation agreement, tax indemnification agreement or similar agreement without the prior written consent of the Required Lenders (other than a Subsidiary Tax Sharing Agreement on terms substantially identical to the terms of the existing Subsidiary Tax Sharing Agreements).

(d)       Without the consent of the Administrative Agent, enter into any contractual arrangement that includes a “key-man” or “change of control” provision (or comparable provision) other than any “change of control” (or similar provision) included in any agreement governing Indebtedness or certificate of designation governing preferred Equity Interests that are, in either case, permitted by this Agreement and held by Persons not constituting Affiliates of any Loan Party or any Subsidiary thereof.

(e)        Except as expressly permitted in Section 7.04(f), without the consent of the Administrative Agent, amend, modify, change, or waive in any manner adverse to the interests of any Holding Company, their Subsidiaries or the Lenders in any material respect any term or condition of the Manager Allocation Agreement, the Non-Compete Agreement, any Borrower IP Agreement, any Opco IP Agreement or any GVR IP Agreement (other than any Affiliated IP Agreement).

(f)        Agree to (or vote in favor of) amending, modifying, changing or waiving in any manner that is materially adverse to the interests of the Lenders any term or condition of any Material Contract (other than a Material Contract referred to in clause (i), (ii), (iii) or (iv) of the definition thereof); it being acknowledged and agreed by the parties hereto that any amendment, modification, change or waiver which would have the effect of (i) reducing any fees payable to the Borrower or any Restricted Subsidiary under any such Material Contract, (ii) increasing any fees payable by the Borrower or any Restricted Subsidiary under any such Material Contract, (iii) shortening the term of any such Material Contract or (iv) allowing fees or other amounts payable to the Borrower or any Restricted Subsidiary under any such Material Contract to be paid to Persons other than the Borrower or such Restricted Subsidiary shall, in each case, be deemed to be materially adverse to the interests of the Lenders.

(g)        Amend, modify, waive or change any provision of any Subsidiary Cost Allocation Agreement in any manner that is adverse to the interests of the Borrower, the Restricted Subsidiaries or the Lenders in any material respect or enter into any new Subsidiary Cost Allocation Agreement or similar agreement without the prior written consent of the Administrative Agent (other than a Subsidiary Cost Allocation Agreement on terms substantially identical to the terms of the Manager Allocation Agreement).

SECTION 7.14.          Equity Interests of the Borrower and Restricted Subsidiaries.  Permit any Domestic Subsidiary that is a Restricted Subsidiary to be (or become) a non-wholly owned Subsidiary, except (i) as a result of or in connection with a dissolution, merger, consolidation or Disposition of a Restricted Subsidiary permitted by Section 7.04 or 7.05 or an Investment in any Person permitted under Section 7.02 or (ii) so long as such Restricted Subsidiary continues to be a Subsidiary Guarantor.

SECTION 7.15.          The Holding Companies.  Permit any of the Holding Companies to hold or maintain the ownership of any assets or properties (including Equity Interests in Subsidiaries) other than (a) the Equity Interests of the Borrower and (b) cash and Cash Equivalents

SECTION 7.16.          Sale-Leaseback Transactions.  Enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal or mixed, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred except to the extent that (i) the sale of such property is permitted by Section 7.05 and (ii) any Capitalized Leases or Liens arising in connection therewith are permitted by Sections 7.03 and 7.01, respectively.

SECTION 7.17.          ~~Management Agreements~~[Reserved].

~~Pay any Management Fees (as defined in the Management Agreements) or any other amounts to any of the Managers except as permitted under the Management Fee Subordination Agreements.~~

SECTION 7.18.          Designation of Senior Debt.  Designate any Indebtedness (other than the Indebtedness under the Loan Documents) of the Borrower or any of the Restricted Subsidiaries as (i) Indebtedness permitted by Section 4.09(b)(3) of the of the Senior Unsecured Notes Indenture, or (ii) “Senior Debt,” “Senior Indebtedness”, “Priority Lien Debt”, “Senior Secured Financing” or similar designation in any Junior Financing Documentation that is subordinated to the Obligations.

SECTION 7.19.         VoteCo SPE Reorganization.  Prior to the VoteCo SPE Reorganization Date, suffer PubCo to engage in any material business or activity, or own any assets or incur any liabilities other than (i) the ownership, directly or indirectly, of Equity Interests in the Borrower, the ownership of Equity Interests in Holdco, and the ownership of Cash and Cash Equivalents (ii) the execution, delivery and performance of the Loan Documents to which it is a party and (iii) activities ancillary to the foregoing.

ARTICLE VIII

Events of Default and Remedies

SECTION 8.01.          Events of Default.  Any of the following shall constitute an Event of Default:

(a)        Non-Payment.  The Borrower or any other Loan Party fails to pay, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise, (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within five (5) Business Days after the same becomes due, any interest on any Loan or any other amount payable hereunder or with respect to any other Loan Document; or

(b)        Specific Covenants.  The Borrower or any other Loan Party (i) fails to perform or observe any term, covenant or agreement contained in any of Section 2.15, 6.03(a), 6.05(a) (solely with respect to the Borrower and each Restricted Subsidiary that owns a Core Property) ~~or~~, 6.18(c), (f) or (i), 6.22 (but only in so far as the provisions therein relate to the Borrower IP Agreements, the Opco IP Agreements or the GVR IP Agreements (other than the Affiliated IP Agreements)), or Article 7 (subject to, in the case of the financial covenant in Section 7.11, the cure rights contained in Section 8.04 and the following proviso); provided that a Default under Section 7.11 (a “Financial Covenant Event of Default”) shall not constitute an

Event of Default with respect to any Term Loan unless and until the Majority Revolving Lenders shall have terminated their Revolving Credit Commitments and, if any amounts are outstanding under the Revolving Credit Facility, declared all amounts outstanding under the Revolving Credit Facility to be due and payable, (ii) fails to perform or observe any covenant or agreement contained in Section 6.21 or 6.22 on its part to be performed or observed and such failure continues for ten (10) Business Days after the earlier of actual knowledge thereof by a Responsible Officer of the Borrower or the applicable Restricted Subsidiary and notice thereof by the Administrative Agent to the Borrower, or (iii) fails to perform or observe any covenant or agreement contained in Section 6.01, 6.02(a), (b), (e) or (f) or 6.10 on its part to be performed or observed and (so long as no other Default has occurred and is continuing) such failure continues for ten (10) Business Days after the earlier of actual knowledge thereof by a Responsible Officer of the Borrower or the applicable Restricted Subsidiary and notice thereof by the Administrative Agent to the Borrower; or

(c)        Other Defaults.  The Borrower ~~or~~, any other Loan Party or PubCo fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days after the earlier of actual knowledge thereof by a Responsible Officer of the applicable Loan Party or PubCo and notice thereof by the Administrative Agent to the Borrower; or

(d)       Representations and Warranties.  Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower ~~or~~, any other Loan Party or PubCo herein, in any other Loan Document, or in any document or certificate required to be delivered in connection herewith or therewith shall be incorrect or misleading in any material respect (or, in the case of any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language, in any respect) when made or deemed made or furnished; or

(e)        Cross-Default.  Any Loan Party (i) fails to make any payment beyond the applicable grace period with respect thereto, if any (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness (other than Indebtedness hereunder and any intercompany Indebtedness among the Borrower and its Restricted Subsidiaries) having an aggregate principal amount of not less than the Threshold Amount, or (ii) fails to observe or perform any other agreement or condition relating to any such Indebtedness, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; provided that this clause (e)(ii) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness; or

(f)        Insolvency Proceedings, Etc.  Any Loan Party or PubCo institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or

(g)        Inability to Pay Debts; Attachment.  (i) Any Loan Party or PubCo becomes unable or admits in writing its inability or fails generally to pay its debts as they become due or makes a general assignment for the benefit of its creditors, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of the Loan Parties or PubCo, taken as a whole, and is not released, vacated or fully bonded within sixty (60) days after its issue or levy; or

(h)        Judgments.  There is entered against any Loan Party a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer has been notified of such judgment or order and has not denied coverage) and such judgment or order shall not have been satisfied, vacated, discharged or stayed or bonded pending an appeal for a period of sixty (60) consecutive days; or

(i)         ERISA.  (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party in an aggregate amount which could reasonably be expected to result in a Material Adverse Effect, or (ii) any Loan Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount which could reasonably be expected to result in a Material Adverse Effect; or

(j)         Invalidity of Loan Documents.  Any material provision of any Loan Document, at any time after its execution and delivery and for any reason (other than as expressly permitted hereunder or thereunder, including as a result of a transaction permitted under Section 7.04 or 7.05) or as a result of acts or omissions by the Administrative Agent or any Lender or the satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or Manager or any other Person contests in writing the validity or enforceability of any provision of any Loan Document; or any Loan Party or Manager or any other Person party thereto (other than a Secured Party) denies in writing that it has any or further liability or obligation under any Loan Document (other than as a result of repayment in full of the Obligations and termination of the Aggregate Commitments), or purports in writing to revoke or rescind any Loan Document; or

(k)        Change of Control.  There occurs any Change of Control; or

(l)         Collateral Documents.  (i) Any Collateral Document after delivery thereof pursuant to Section 4.01, 6.11 or 6.13 shall for any reason (other than pursuant to the terms thereof, including as a result of a transaction permitted under Section 7.04 or 7.05) cease to create a valid and perfected Lien, with the priority required by the Collateral Documents, (or other security purported to be created on the applicable Collateral) on and security interest in any portion of the Collateral having a Fair Market Value in excess of $2,500,000 purported to be covered thereby, subject to Permitted Liens, except to the extent that any such loss of perfection or priority results from the failure of the Administrative Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Collateral Documents or to file Uniform Commercial Code continuation statements (so long as such failure does not result from the breach or non-compliance by a Loan Party or PubCo with the terms of any Loan Document), or (ii) any of the Equity Interests of the Borrower or any Subsidiary Guarantor ceasing to be pledged pursuant to the applicable Collateral Documents free of Liens other than Liens created by the Collateral Documents or any nonconsensual Permitted Liens arising solely by operation of Law; or

(m)       Junior Financing Documentation.  (i) Any of the Obligations of the Loan Parties under the Loan Documents for any reason shall cease to be “Senior Indebtedness,” “Senior Debt,” “Priority Lien Debt,” or “Senior Secured Financing” (or, with respect to each of the foregoing, any comparable term) under, and as defined in any Junior Financing Documentation or (ii) the subordination provisions set forth in any Junior Financing Documentation shall, in whole or in part, cease to be effective or cease to be legally valid, binding and enforceable against the holders of any Junior Financing, if applicable; or

(n)        Loss or Revocation of Casino License.  The occurrence of a License Revocation (after giving effect to any applicable cure period expressly set forth in the definition of “License Revocation”) that continues for more than five (5) Business Days during which time enforcement is not stayed by appeal or similar proceeding with the applicable Gaming Authority; or

(o)        Cessation of Operations.  The Borrower or any Restricted Subsidiary ceases to operate a casino (and, as applicable, hotel) at any Core Property or ceases to conduct significant gaming and hotel activities thereon for any reason whatsoever (other than the operations of an Immaterial Subsidiary and other than the temporary cessation in connection with alterations permitted hereunder or restoration following a Casualty Event); or

(p)        Amendment or Termination of Material Contracts.  Any Material Contract (other than Material Contracts referred to in clauses (i) and (iv) of the definition thereof) shall, in whole or in part, be amended, modified or changed (or any provision thereof waived) (other than as permitted by Section 7.13(f)), terminated (other than as permitted in Section 7.04(f) or upon the expiration of the term thereof), cease to be effective or cease to be the legally valid, binding and enforceable obligation in any material respect of any party thereto, in each case if the effect of such amendment, modification, change, waiver, termination or other action, could reasonably be expected to have a Material Adverse Effect; or

(q)        Amendment or Termination of Certain Contracts.  (i) Any ~~Manager Document,~~ Management Fee Subordination Agreement, Borrower IP Agreement (other than any

Affiliated IP Agreement), Opco IP Agreement (other than any Affiliated IP Agreement), GVR IP Agreement (other than any Affiliated IP Agreement), or Subsidiary Cost Allocation Agreement (or any provision thereof) shall, in whole or in part, be amended, supplemented, modified or waived (other than as permitted by Section 6.18, 7.04(f), 7.13(e), or 7.13(g), as the case may be), terminated (other than upon the expiration of the term thereof), cease to be effective or cease to be the legally valid, binding and enforceable obligation in any material respect of any party thereto or (ii) the Holding Companies, the Borrower or any of the Borrower’s Restricted Subsidiaries or any other party thereto shall breach any material provision of, or default in the performance of its payment or other material obligations under any ~~Manager Document,~~ Subsidiary Cost Allocation Agreement, Borrower IP Agreement (other than any Affiliated IP Agreement), Opco IP Agreement (other than any Affiliated IP Agreement), or GVR IP Agreement (other than any Affiliated IP Agreement); or

(r)        IP Holdco.  (i) Except as otherwise permitted under this Agreement, IP Holdco shall Dispose of or otherwise transfer any of its IP Rights (other than (x) the Disposition of obsolete assets which are no longer used by Borrower or any of its Subsidiaries in operation of their business and (y) the licensing of such IP Rights pursuant to the Borrower IP Agreements, the Opco IP Agreements, GVR IP Agreements, and substantially similar intercompany license agreements with other Unrestricted Subsidiaries of the Borrower no less favorable to IP Holdco than the Borrower IP Agreements, the Opco IP Agreements, and the GVR IP Agreements), or (ii) IP Holdco shall breach any provision of, or default in the performance of its obligations under, any Borrower IP Agreement, Opco IP Agreement or GVR IP Agreement (other than any Affiliated IP Agreement); or

(s)        Tax Sharing Agreements.  (i) Any of the Loan Parties or any of their Subsidiaries shall breach any material provision of, or default in the performance of its material obligations under, the Holding Company Tax Sharing Agreement, or fail to make any payment to any Holding Company or any of their Subsidiaries (other than the Loan Parties and their respective Subsidiaries) in respect of taxes attributable to the operations of the Loan Parties or their respective Subsidiaries, (ii) the Holding Companies or any of their Subsidiaries (other than the Loan Parties) shall fail to make any material payment to any of the Loan Parties or their respective Subsidiaries in breach of any material provision of the Holding Company Tax Sharing Agreement, or (iii) any Unrestricted Subsidiary or any of its Subsidiaries shall fail to make any material payment to the Borrower or any other Loan Party in breach of any material provision of the applicable Subsidiary Tax Sharing Agreement, in each case other than in accordance with the terms of the respective agreement, including any applicable grace periods with respect thereto.

SECTION 8.02.          Remedies Upon Event of Default.  If any Event of Default occurs and is continuing, the Administrative Agent may and, at the request of the Required Lenders shall, take any or all of the following actions, provided however, that solely in the case of a Financial Covenant Event of Default, unless and until such Financial Covenant Event of Default shall constitute an Event of Default with respect to any Term Loan, then the Administrative Agent shall take such actions at the request of, or with the consent of, the Majority Revolving Lenders only, and in such case, without limiting Section 8.01(b), only with respect to the Revolving Credit Facility, the Swing Line Facility, and any Letters of Credit, L/C Credit Extensions and L/C Obligations:

(a)        declare the commitment of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

(b)        declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;

(c)        require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to 105% of the then Outstanding Amount thereof);

(d)       exercise the right of the Administrative Agent under the Control Agreements to transfer funds maintained in the deposit accounts and securities accounts of the Loan Parties to such account as the Administrative Agent shall determine;

(e)        obtain a new Appraisal for each Core Property; and

(f)        exercise on behalf of itself and the Lenders all other rights and remedies available to it and the Lenders under the Loan Documents or applicable Law;

provided that upon the occurrence of any event described in Section 8.01(f) or actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code, the obligation of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

SECTION 8.03.          Application of Funds.  (a) After the exercise of remedies (including rights of setoff) provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations (whether as a result of a payment under a Guaranty, any realization on the Collateral, any setoff rights, any distribution in connection with any proceedings or other action of any Loan Party or PubCo in respect of Debtor Relief Laws or otherwise and whether received in cash or otherwise) shall be applied by the Administrative Agent in the following order:

(1)        to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest, but including Attorney Costs payable under Section 10.04 and amounts payable under Article 3, Sections 6.18(h) and (j) and 6.22(b) and (c)) payable to the Administrative Agent in its capacity as such;

(2)        to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Secured Parties (including Attorney Costs payable under Section 10.04 and amounts payable under Article 3), ratably among them in proportion to the amounts described in this clause (2) payable to them;

(3)        to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and L/C Borrowings, ratably among the Secured Parties in proportion to the respective amounts described in this clause (3) payable to them;

(4)        to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings, the termination value of transactions under Secured Hedge Agreements and the Cash Management Obligations, ratably among the Secured Parties in proportion to the respective amounts described in this clause (4) held by them;

(5)        to the Administrative Agent for the account of the L/C Issuers, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit;

(6)        to the payment of all other Obligations of the Loan Parties and PubCo that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other applicable Secured Parties on such date; and

(7)        the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law;

provided that any amounts received by the Administrative Agent (for the account of any L/C Issuer) upon the exercise of remedies available under the L/C Back-Stop Arrangements shall first be applied to the obligations of the applicable L/C Issuer in accordance with the terms of the L/C Back-Stop Arrangements, with any excess amount remaining after such application to be applied to the other Obligations, if any, in the order set forth above.

Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause (5) above shall be applied to satisfy drawings under such Letters of Credit as they occur.  If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above and, if no Obligations remain outstanding, such remaining amount shall be paid to the Borrower or as otherwise required by Law.

(b)        If any Secured Party collects or receives any amounts received on account of the Obligations to which it is not entitled under Section 8.03(a) hereof, such Secured Party shall hold the same in trust for the applicable Secured Parties entitled thereto and shall forthwith deliver the same to the Administrative Agent, for the account of such Secured Parties, to be applied in accordance with Section 8.03(a) hereof, in each case until the prior payment in full in cash of the applicable Obligations of such Secured Parties.

SECTION 8.04.          Borrower’s Right to Cure.  Notwithstanding anything to the contrary contained in Section 8.01, in the event of any Event of Default under any covenant set forth in Section 7.11 and until the expiration of the tenth (10th) day after the date on which financial statements are required to be delivered with respect to the applicable fiscal quarter hereunder, PubCo, the Holding Companies and the Borrower may engage in a Permitted Equity Issuance (provided, that in the event a Holding Company or PubCo engages in a Permitted Equity Issuance in connection with a cure made under this Section, such Holding Company or PubCo makes a capital contribution of the proceeds thereof to the Borrower) and the Borrower may apply the amount of the Net Cash Proceeds thereof to increase Consolidated EBITDA with respect to such applicable fiscal quarter (such fiscal quarter, a “Default Quarter”); provided that such Net Cash Proceeds (i) are actually received by the Borrower (including through capital contribution of such Net Cash Proceeds by Holdco or PubCo to the Borrower) no later than ten (10) days after the date on which financial statements are required to be delivered with respect to such Default Quarter hereunder, and (ii) do not exceed the aggregate amount necessary to cause the Borrower to be in compliance with Section 7.11 for the applicable period (but, for such purpose, not taking into account any repayment of Indebtedness in connection therewith required pursuant to Section 2.05(b)(iv)); provided further, that the Borrower, PubCo and the Holding Companies shall not be permitted to engage in any more than (A) two Permitted Equity Issuances pursuant to this Section 8.04 in any period of four consecutive fiscal quarters or (B) five Permitted Equity Issuances pursuant to this Section 8.04 during the term of this Agreement.  The parties hereby acknowledge that this Section 8.04 may not be relied on for purposes of calculating any financial ratios other than as applicable to Section 7.11 and shall not result in any adjustment to Consolidated EBITDA other than for purposes of compliance with Section 7.11 on the last day of a given Test Period (and not, for avoidance of doubt, for purposes of determining Pro Forma Compliance with Section 7.11 for any other purposes of this Agreement).

ARTICLE IX

Administrative Agent and Other Agents

SECTION 9.01.          Appointment and Authorization of Agents.  (a) Each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto.  Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall have no duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.  Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Loan Documents with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law.  Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

(b)        Each L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each such L/C Issuer shall have all of the benefits and immunities (i) provided to the Agents in this Article 9 with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term “Agent” as used in this Article 9 and in the definition of “Agent-Related Person” included such L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to such L/C Issuer.

(c)        The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (in its capacities as a Lender, Swing Line Lender (if applicable), L/C Issuer (if applicable), a potential Hedge Bank or a potential Cash Management Bank) hereby irrevocably appoints and authorizes the Administrative Agent (A) to act as the agent of (and to hold any security interest created by the Collateral Documents for and on behalf of or in trust for) such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties and PubCo to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto and (B) without limiting the generality of the appointment and authorization of the foregoing clause (A), to enter into the Collateral Documents.  In this connection, the Administrative Agent, as “collateral agent” (and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.02 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article 9 (including Section 9.07) (with respect to any co-agents, sub-agents or attorneys in fact, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” or “Administrative Agent” under the Loan Documents), as if set forth in full herein with respect thereto.

SECTION 9.02.          Delegation of Duties.  The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document (including for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents or of exercising any rights and remedies thereunder) by or through agents, employees or attorneys-in-fact, including for the purpose of any Borrowings, such sub-agents as shall be deemed necessary by the Administrative Agent, and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties.  The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or sub-agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct by the Administrative Agent (as determined in the final judgment of a court of competent jurisdiction).

SECTION 9.03.          Liability of Agents.  No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party, PubCo or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or the perfection or priority of any Lien or security interest created or purported to be created under the Collateral Documents, or for any failure of any Loan Party, PubCo or any other party to any Loan Document to perform its obligations hereunder or thereunder.  No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of PubCo, any Loan Party or any Affiliate thereof.

SECTION 9.04.          Reliance by Agents.  (a) Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by such Agent.  The Administrative Agent shall be permitted, without obtaining the consent of the Required Lenders, to make any determination hereunder that, pursuant to the terms hereof, requires the consent, approval or other determination of the Administrative Agent; provided however that the Administrative Agent shall be permitted to request instructions from the Required Lenders with respect to such matters.  Each Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.  Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

(b)        For purposes of determining compliance with the conditions specified in Section 4.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Closing Date specifying its objection thereto.

SECTION 9.05.                                       Notice of Default.  The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default and stating that such notice is a “notice of default.” The Administrative Agent will notify the Lenders of its receipt of any such notice.  The Administrative Agent shall take such action with respect to any Event of Default as may be directed by the Required Lenders in accordance with Article 8; provided that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable or in the best interest of the Lenders.

SECTION 9.06.                                       Credit Decision; Disclosure of Information by Agents.  Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by any Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession.  Each Lender represents to each Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower and the other Loan Parties hereunder.  Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Loan Parties.  Except for notices, reports and other documents expressly required to be furnished to the Lenders by any Agent herein, such Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

SECTION 9.07.                                       Indemnification of Agents.  Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Administrative Agent, the Supplemental Administrative Agents (if any), each Joint Lead Arranger, each Co-Documentation Agent and the Syndication Agent and, in each such case, their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless each such Person from and against any and all Indemnified Liabilities incurred by it in exercising the powers, rights and remedies of the Administrative Agent, the Supplemental Administrative Agents (if any), a Joint

Lead Arranger, a Co-Documentation Agent or the Syndication Agent or performing duties of the Administrative Agent, the Supplemental Administrative Agents (if any), a Joint Lead Arranger, a Co-Documentation Agent or the Syndication Agent hereunder or under the other Loan Documents or otherwise in its capacity as the Administrative Agent, the Supplemental Administrative Agents (if any), a Joint Lead Arranger or the Syndication Agent or, in the case of the Administrative Agent and the Joint Lead Arrangers, their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of the Administrative Agent, any Supplemental Administrative Agents, the Co-Documentation Agents, the Joint Lead Arrangers and the Syndication Agent, any and all Indemnified Liabilities incurred by it in making any determinations of the Administrative Agent, any Supplemental Administrative Agents, the Co-Documentation Agents, the Joint Lead Arrangers and the Syndication Agent as described above; provided that no Lender shall be liable for the payment to any such Person of any portion of such Indemnified Liabilities resulting from such Person’s own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction; provided further that no action taken in accordance with the directions of the Required Lenders (or such other number or percentage of the Lenders as shall be required by the Loan Documents) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 9.07.  In the case of any investigation, litigation or proceeding giving rise to any Indemnified Liabilities, this Section 9.07 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person.  Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower.  The undertaking in this Section 9.07 shall survive termination of the Aggregate Commitments, the payment of all other Obligations and the resignation of the Administrative Agent.

SECTION 9.08.                                       Agents in their Individual Capacities.  DBCI, DBNY, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Credit Suisse LLC, Goldman Sachs Lending Partners LLC and their respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire Equity Interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties and their respective Affiliates as though such entities were not the Administrative Agent, the Swing Line Lender, an L/C Issuer or other Agent, as applicable, hereunder and without notice to or consent of the Lenders.  The Lenders acknowledge that, pursuant to such activities, any of such entities or its Affiliates may receive information regarding any Loan Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that none of the Administrative Agent, the Swing Line Lender, the L/C Issuer or other Agent shall be under any obligation to provide such information to them.  With respect to its Loans, if any, each of the above entities and their Affiliates shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent, the Swing Line Lender, an L/C Issuer or other

Agent, as applicable, and the terms “Lender” and “Lenders” shall, if applicable, include the above entities and their Affiliates in their individual capacities.

SECTION 9.09.                                       Successor Agents.  The Administrative Agent may resign as the Administrative Agent upon thirty (30) days’ notice to the Lenders and the Borrower.  If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default (which consent of the Borrower shall not be unreasonably withheld or delayed).  If no successor agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor agent from among the Lenders.  Upon the acceptance of its appointment as successor agent hereunder, the Person acting as such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term “Administrative Agent,” shall mean such successor administrative agent and/or supplemental administrative agent, as the case may be, and the retiring Administrative Agent’s appointment, powers and duties as the Administrative Agent shall be terminated.  After the retiring Administrative Agent’s resignation hereunder as the Administrative Agent, the provisions of this Article 9 and Sections 10.04 and 10.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement.  If no successor agent has accepted appointment as the Administrative Agent by the date which is thirty (30) days following the retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.  Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to (a) continue the perfection of the Liens granted or purported to be granted by the Collateral Documents or (b) otherwise ensure that the Collateral and Guarantee Requirement is satisfied, the successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents.  After the retiring Administrative Agent’s resignation hereunder as the Administrative Agent, the provisions of this Article 9 and Sections 10.04 and 10.05 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

SECTION 9.10.                                       Administrative Agent May File Proofs of Claim.  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to PubCo or any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)                               to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.03(h) and (i), 2.09, 10.04 and 10.05) allowed in such judicial proceeding; and

(b)                              to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agents and their respective agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09, 10.04 and 10.05.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

SECTION 9.11.                                       Collateral and Guaranty Matters.

(a)                               Each Lender authorizes and directs the Administrative Agent to enter into the Collateral Documents for the benefit of the Lenders and the other Secured Parties.  Each Lender hereby agrees, and each holder of any Note by the acceptance thereof will be deemed to agree, that, except as otherwise set forth herein, any action taken by the Required Lenders in accordance with the provisions of this Agreement or the Collateral Documents, and the exercise by the Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders.  The Administrative Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time prior to an Event of Default, to take any action with respect to any Collateral or Collateral Documents which may be necessary to perfect and maintain perfected the security interest in and liens upon the Collateral granted pursuant to the Collateral Documents.

(b)                              The Lenders irrevocably agree:

(i)                                  that any Lien on any property granted to or held by the Administrative Agent under any Loan Document shall be automatically released (A) upon termination of the Aggregate Commitments, the payment in full of all Obligations (other than (x) obligations under Secured Hedge Agreements not yet due and payable, (y) Cash Management Obligations not yet due and payable and (z) contingent indemnification obligations not yet accrued and payable (in the case of clauses (x) and (y), as to which arrangements satisfactory to the applicable Hedge Bank or Cash Management Bank, as applicable, shall have been made)) and the cash collateralization (by pledge of, and deposit with or delivery to the applicable L/C Issuer of, Cash Collateral in an amount equal to 105% of the Outstanding Amount of such Letter of Credit pursuant to documentation in form and substance reasonably satisfactory to such L/C Issuer), expiration or termination of, or the implementation of other arrangements satisfactory to the applicable L/C Issuer in its sole discretion in respect of, all Letters of Credit (collectively, the “Release Conditions”), (B) at the time the property subject to such Lien is transferred or to be transferred as part of or in connection with any transfer permitted hereunder and under each other Loan Document to any Person other than the Borrower or any other Loan Party, (C) subject to Section 10.01, if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders, or (D) if the property subject to such Lien is owned by a Subsidiary Guarantor, upon release of such Subsidiary Guarantor from its obligations under its Guaranty pursuant to clause (iii) below;

(ii)                              to release or subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Permitted Lien on such property that is permitted by Section 7.01(i); and

(iii)                          that any Subsidiary Guarantor shall be automatically released from its obligations under the Guaranty and the Liens granted by such Person under the Collateral Documents shall be automatically released (A) upon satisfaction of the Release Conditions or (B) if such Person ceases to be a Restricted Subsidiary as a result of a transaction or designation permitted hereunder (including as a result of a Subsidiary Guarantor being designated as an Unrestricted Subsidiary); provided that no release described in the foregoing clause (B) shall occur if (after giving effect to such release) such Subsidiary Guarantor is a guarantor of any Indebtedness of the Borrower or any Restricted Subsidiary~~; and~~.

~~(iv) to release the Liens granted to or held by the Administrative Agent from the Holding Companies in the Equity Interests of the Borrower pursuant to the Pledge Agreement upon the occurrence of a Qualified IPO by the Borrower.~~

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Subsidiary Guarantor from its obligations under the Guaranty pursuant to this Section 9.11(b).  In each case as specified in this Section 9.11(b), the Administrative Agent will (and each Lender irrevocably authorizes the Administrative Agent to), at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Collateral Documents, or to evidence the release of such Subsidiary Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.11(b).

(c)                               The Administrative Agent shall have no obligation whatsoever to the Lenders or to any other Person to assure that the Collateral exists or is owned by PubCo or any Loan Party or is cared for, protected or insured or that the Liens granted to the Administrative Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Administrative Agent in this Section 9.11 or in any of the Collateral Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Administrative Agent may act in any manner it may deem appropriate, in its sole discretion, given the Administrative Agent’s own interest in the Collateral as one of the Lenders and that the Administrative Agent shall have no duty or liability whatsoever to the Lenders, except for its gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

SECTION 9.12.                                       Other Agents; Joint Lead Arrangers and Managers.  None of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a “joint book runner”, “joint lead arranger”, “co-documentation agent” or “syndication agent” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than, to the extent any such persons are Lenders hereunder, those applicable to all Lenders as such (other than the rights to indemnification set forth in Section 10.04 and their rights as Secured Parties hereunder).  Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender.  Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or such other Persons in deciding to enter into this Agreement or in taking or not taking action hereunder.

SECTION 9.13.                                       Appointment of Supplemental Administrative Agents.  (a) It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any Law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction.  It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent deems that by reason of any present or future Law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, the Administrative Agent is hereby authorized to appoint an additional individual or institution selected by the Administrative Agent in its sole discretion as a separate trustee, co-trustee, administrative agent, collateral agent, administrative sub-agent or administrative co-agent (any such additional individual or institution being referred to herein individually as a “Supplemental Administrative Agent” and collectively as “Supplemental Administrative Agents”).

(b)                              In the event that the Administrative Agent appoints a Supplemental Administrative Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Administrative Agent to the extent, and only to the extent, necessary to enable such Supplemental Administrative Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Administrative Agent shall run to and be enforceable by either the Administrative Agent or such Supplemental Administrative Agent, and (ii) the provisions of this Article 9 and of Sections 10.04 and 10.05 that refer to the Administrative Agent shall inure to the benefit of such Supplemental Administrative Agent and all references therein to the Administrative Agent shall be deemed to be references to the Administrative Agent and/or such Supplemental Administrative Agent, as the context may require.

(c)                               Should any instrument in writing from the Borrower, or any other Loan Party be required by any Supplemental Administrative Agent so appointed by the Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, the Borrower shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by the Administrative Agent.  In case any Supplemental Administrative Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Administrative Agent, to the extent permitted by Law, shall vest in and be exercised by the Administrative Agent until the appointment of a new Supplemental Administrative Agent.

SECTION 9.14.                                       Cash Management Agreements and Secured Hedge Agreements.  No Cash Management Bank or Hedge Bank that obtains the benefits of Article VIII, any Guaranty or any Collateral by virtue of the provisions hereof or of any Guaranty or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents.  Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Cash Management Agreements and Secured Hedge Agreements unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be.

ARTICLE X

Miscellaneous

SECTION 10.01.                               Amendments, etc.  Except as otherwise set forth in this Agreement, no amendment, modification, supplement or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower ~~or~~, any other Loan Party or PubCo therefrom, shall be effective unless in writing signed by the

Required Lenders (or the Administrative Agent acting upon the written instructions of the Required Lenders) and the Borrower ~~or~~, the applicable Loan Party or PubCo, as the case may be, and each such waiver, amendment, modification, supplement or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that, no such amendment, modification, supplement, waiver or consent shall:

(a)                               extend or increase the Commitment of any Lender without the written consent of each Lender directly affected thereby (it being understood that a waiver of any condition precedent set forth in Section 4.02 or the waiver of any Default, mandatory prepayment or mandatory reduction of the Revolving Credit Commitments (other than any such required reduction of the Revolving Credit Commitments on the Revolving Credit Maturity Date) shall not constitute an extension or increase of any Commitment of any Lender);

(b)                              postpone any date scheduled for, or reduce the amount of, any payment of principal or interest under Section 2.07 or 2.08 or any fees without the written consent of each Lender directly affected thereby, it being understood that the waiver of (or amendment to the terms of) any mandatory prepayment of any Loans required under Section 2.05(b) shall not constitute a postponement of any date scheduled for, or reduction of the amount of, the payment of principal or interest;

(c)                               reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clauses (i) and (iii) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby, it being understood that any change to the definition of Total Leverage Ratio or in the component definitions thereof shall not constitute a reduction in any such rate of interest; provided that, only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate;

(d)                             change any provision of this Section 10.01, the definition of “Required Lenders,” “Majority Revolving Lenders” or “Pro Rata Share” or Section 2.13 or 8.03 or the second proviso appearing in Section 8.02, in any such case without the written consent of all Lenders directly affected thereby or change the order of application of any prepayment of Loans among the Facilities from the application thereof in Section 2.05(b) in a manner that materially and adversely affects the Lenders under any Facility without the consent of (i) in the case of the Revolving Credit Facility, the Majority Revolving Lenders and (ii) in the case of any other Facility, Lenders holding a majority of the principal amount of Loans outstanding under such Facility; provided however, that the definition of “Pro Rata Share” and Section 2.13 may be amended by the Required Lenders to permit the prepayment of Loans by the Borrower at a discount to par on terms and conditions approved by the Required Lenders, so long as any such prepayment is offered on a ratable basis to all Lenders of the applicable Class (and made ratably to all accepting Lenders of the applicable Class);

(e)                               other than in a transaction permitted under Sections 7.04 or 7.05, release all or a substantial portion of the Collateral in any transaction or series of related transactions, without the written consent of each Lender;

(f)                                other than in connection with a transaction permitted under Section 7.04 or 7.05, release all or a substantial portion of the aggregate value of the Guarantees under the Guaranty, without the written consent of each Lender; or

(g)                              (i) amend or otherwise modify Section 7.11 (or for the purposes of determining whether the Borrower is in compliance (or Pro Forma Compliance) with Section 7.11, any defined term used therein), (ii) waive or consent to any Default resulting from a breach of Section 7.11 or (iii) alter the rights or remedies of the Majority Revolving Lenders arising pursuant to Article VIII as a result of a breach of Section 7.11, in each case, without the written consent of the Majority Revolving Lenders, provided that the amendments, modifications, waivers and consents described in this clause (g) shall not require the consent of any Lenders other than the Majority Revolving Lenders;

and provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by each L/C Issuer in addition to the Lenders required above, affect the rights or duties of an L/C Issuer under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent under this Agreement or any other Loan Document; (iv) Section 10.07(h) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification; and (v) the consent of Lenders holding more than 50% of any Class of Commitments or Loans shall be required with respect to any amendment that (x) waives any condition precedent set forth in Section 4.02 solely with respect to the making of Loans or other extensions of credit by such Class (it being understood that a general waiver of an existing Default by the Required Lenders or an amendment approved by the Required Lenders that has the effect of “curing” an existing Default and permitting the making of Loans or other extensions of credit shall constitute a waiver of a condition precedent governed under this clause) or (y) by its terms adversely affects the rights of such Class in respect of payments hereunder in a manner different than such amendment affects other Classes.  Any such waiver and any such amendment, modification or supplement in accordance with the terms of this Section 10.01 shall apply equally to each of the Lenders and shall be binding on the Loan Parties, PubCo, the Lenders, the Agents and all future holders of the Loans and Commitments.  Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Revolving Credit Commitment of such Lender may not be increased or extended without the consent of such Lender (it being understood that any Commitments or Loans held or deemed held by any Defaulting Lender shall be excluded for a vote of the Lenders hereunder requiring any consent of the Lenders).

Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and the Revolving Credit Loans and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the “Required Lenders” and “Majority Revolving Lenders” and the Lenders’ “Pro Rata Share”.

Notwithstanding anything to the contrary contained in this Section 10.01, guarantees, collateral security documents and related documents executed by Foreign Subsidiaries in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be, together with this Agreement or the other Loan Documents, amended and waived with the consent of the Administrative Agent at the request of the Borrower without the need to obtain the consent of any other Lender if such amendment or waiver is delivered in order (i) to comply with local Law or advice of local counsel, (ii) to cure ambiguities or defects or (iii) to cause such guarantee, collateral security document or other document to be consistent with this Agreement and the other Loan Documents.

In addition, subject to Section 2.05(d), notwithstanding the foregoing, this Agreement may be amended with the written consent of the Administrative Agent, the Borrower and the Lenders providing the relevant Replacement Term Loans to permit the refinancing of all outstanding Term Loans of a given Class (the “Refinanced Term Loans”) with a replacement term loan tranche denominated in Dollars (the “Replacement Term Loans”) hereunder; provided that (a) the aggregate principal amount of such Replacement Term Loans shall not exceed the aggregate principal amount of such Refinanced Term Loans, (b) the Effective Yield on such Replacement Term Loans shall not be higher than the Effective Yield on such Refinanced Term Loans, (c) the Weighted Average Life to Maturity of such Replacement Term Loans shall not be shorter than the Weighted Average Life to Maturity of such Refinanced Term Loans at the time of such refinancing (except to the extent of nominal amortization for periods where amortization has been eliminated as a result of prepayment of the applicable Loans), and (d) all other terms applicable to such Replacement Term Loans shall be substantially identical to, or less favorable to the Lenders providing such Replacement Term Loans than, those applicable to such Refinanced Term Loans, except to the extent necessary to provide for covenants and other terms applicable to any period after the latest final maturity of the Loans in effect immediately prior to such refinancing.

In addition, notwithstanding anything to the contrary contained in this Section 10.01, the Borrower, the Administrative Agent and each Lender agreeing to provide Increase Revolving Credit Commitments, Increase B Term Loan Commitments or Incremental Term Loan Commitments of a particular Series may, in accordance with the provisions of Section 2.14, enter into an Incremental Amendment without the consent of the Required Lenders, provided that, after the execution and delivery by the Borrower, the Administrative Agent and each such Lender of such Incremental Amendment, such Incremental Amendment may thereafter only be modified in accordance with the requirements of this Section 10.01.

SECTION 10.02.                               Notices and Other Communications; Facsimile Copies.

(a)                               General.  Unless otherwise expressly provided herein, all notices and other communications provided for hereunder or under any other Loan Document shall be in writing (including by facsimile transmission).  All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i)                                  if to the Borrower, the Administrative Agent, an L/C Issuer or the Swing Line Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and

(ii)                              if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Borrower, the Administrative Agent, the L/C Issuers and the Swing Line Lender.

All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four (4) Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of Section 10.02(c)), when delivered; provided that notices and other communications to the Administrative Agent, the L/C Issuers and the Swing Line Lender pursuant to Article 2 shall not be effective until actually received by such Person.  In no event shall a voice mail message be effective as a notice, communication or confirmation hereunder.

(b)                              Effectiveness of Facsimile Documents and Signatures.  Loan Documents may be transmitted and/or signed by facsimile.  The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually signed originals and shall be binding on all Loan Parties, PubCo, the Agents and the Lenders.

(c)                               Reliance by Agents and Lenders.  The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof.  The Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower in the absence of gross negligence or willful misconduct of such Agent-Related Person or Lender (as determined by a final non-appealable judgment of a court of competent jurisdiction).  All telephonic notices to the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

SECTION 10.03.                               No Waiver; Cumulative Remedies.  No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

SECTION 10.04.                               Attorney Costs, Expenses and Taxes.  The Borrower agrees (a) to pay or reimburse the Administrative Agent and the Joint Lead Arrangers and the L/C Issuers for all reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, initial syndication and execution of this Agreement and the other Loan Documents, and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs of Latham & Watkins LLP, and (b) to pay or reimburse the Administrative Agent, each Joint Lead Arranger, each L/C Issuer and each Lender for all out-of-pocket costs and expenses, including Attorney Costs, incurred in connection with the enforcement of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Law, and including all Attorney Costs of counsel to the Administrative Agent).  The foregoing costs and expenses shall include all reasonable search, filing, recording and title insurance charges and fees and taxes related thereto, and other (reasonable, in the case of the foregoing clause (a)) out-of-pocket expenses incurred by any Agent and any Joint Lead Arranger, as applicable.  The agreements in this Section 10.04 shall survive the termination of the Aggregate Commitments and repayment of all other Obligations.  All amounts due under this Section 10.04 shall be paid within ten (10) Business Days of receipt by the Borrower of an invoice relating thereto setting forth such expenses in reasonable detail.  If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it hereunder or under any Loan Document, such amount may be paid on behalf of such Loan Party by the Administrative Agent in its sole discretion.

SECTION 10.05.                               Indemnification by the Borrower.  Whether or not the transactions contemplated hereby are consummated, the Borrower shall indemnify and hold harmless each Agent-Related Person, each L/C Issuer, each Joint Lead Arranger, each Syndication Agent, each Co-Documentation Agent, each Lender and their respective Affiliates, directors, officers, employees, counsel, agents, trustees, investment advisors and attorneys-in-fact (collectively the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (b) any Commitment, Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by an L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (c) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Borrower, any Subsidiary or any other Loan Party, or any Environmental Liability related in any way to the Borrower, any Subsidiary or any other Loan Party, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”), in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements resulted from the gross negligence or willful misconduct of such Indemnitee or of any Affiliate, director, officer, employee, counsel, agent or attorney-in-fact of such Indemnitee, in each case as determined by a final, non-appealable judgment issued by a court of competent jurisdiction.  No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Indemnitee or any Loan Party have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date); provided that nothing contained in this sentence shall limit the Loan Parties’ indemnification obligations to the extent set forth hereinabove to the extent such special, punitive, indirect or consequential damages are included in any third party claim in connection with which such Indemnitee is entitled to indemnification hereunder.  In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 10.05 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, members or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents is consummated.  All amounts due under this Section 10.05 shall be paid within ten (10) Business Days after demand therefor; provided however, that such Indemnitee shall promptly refund such amount to the extent that there is a final judicial or arbitral determination that such Indemnitee was not entitled to indemnification or contribution rights with respect to such payment pursuant to the express terms of this Section 10.05.  To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this Section 10.05 may be unenforceable in whole or in part because they are violative of any Law or public policy, the Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable Law to the payment and satisfaction of all Indemnified Liabilities incurred by any Indemnitee.  The agreements in this Section 10.05 shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

SECTION 10.06.                               Payments Set Aside.  To the extent that any payment by or on behalf of the Borrower is made to any Agent, any L/C Issuer or any Lender, or any Agent, any L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent, such L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred and the Agents’, the L/C Issuer’s and the Lenders’ Liens, security interests, rights, powers and remedies under this Agreement and each Loan Document shall continue in full force and effect, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent or L/C Issuer, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.  In such event, each Loan Document shall be automatically reinstated (to the extent that any Loan Document was terminated) and the Borrower shall take (and shall cause each other Loan Party and PubCo to take) such action as may be requested by the Administrative Agent, the L/C Issuers and the Lenders to effect such reinstatement.

SECTION 10.07.                               Successors and Assigns.  (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of Section 10.07(b), (ii) by way of participation in accordance with the provisions of Section 10.07(e), (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.07(g) or (iv) to an SPC in accordance with the provisions of Section 10.07(h) (and any other attempted assignment or transfer by any party hereto shall be null and void).  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 10.07(e) and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)                              (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (other than to Disqualified Institutions, natural Persons or a Defaulting Lender) (“Assignees”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this Section 10.07(b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

(A)                          the Borrower; provided that no consent of the Borrower shall be required for an assignment (1) to a Lender, an Affiliate of a Lender, an Approved Fund (excluding therefrom Disqualified Institutions), (2) of funded Term Loans (excluding therefrom Disqualified Institutions) or (3) if an Event of Default has occurred and is continuing, to any Assignee; provided further, that the Borrower shall be deemed to have consented to an assignment (other than an assignment to a Disqualified

Institution) unless it shall object thereto by written notice to the Administrative Agent within ten (10) days after having received notice thereof;

(B)                           the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment of any Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund and no consent of the Administrative Agent shall be required for an assignment to an Agent or an Affiliate of an Agent;

(C)                           in the case of any assignment of any Revolving Credit Commitment, each L/C Issuer at the time of such assignment; provided that no consent of the L/C Issuers shall be required for any assignment to an Agent or an Affiliate of an Agent; and

(D)                          in the case of any assignment of any Revolving Credit Commitment, the Swing Line Lender; provided that no consent of the Swing Line Lender shall be required for any assignment to an Agent or an Affiliate of an Agent.

(ii)                              Assignments shall be subject to the following additional conditions:

(A)                          except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 unless each of the Borrower and the Administrative Agent otherwise consents; provided that (1) no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds, if any;

(B)                           the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption via an electronic settlement system acceptable to the Administrative Agent (or, if previously agreed with the Administrative Agent, manually), and shall pay to the Administrative Agent a processing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent);

(C)                           the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and

(D)                          none of (i) the Holding Companies or PubCo, (ii) except as provided in Section 10.07(l), any Station Permitted Assignee, (iii) the Borrower, (iv) any Subsidiary of any Holding Company or the Borrower or (v) any Person that has been denied an approval or a license, or otherwise found unsuitable, under applicable Gaming Laws in any jurisdiction shall be an Eligible Assignee; provided that no Person that is a Lender on the Closing Date or an Affiliate of such Lender shall cease to be treated as an Eligible Assignee by operation of preceding clause (ii) or (iv) for purposes of this Agreement.

This paragraph (b) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis.

(c)                               Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 10.07(d), from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, 10.04 and 10.05 with respect to facts and circumstances occurring prior to the effective date of such assignment).  Upon request, and the surrender by the assigning Lender of its Note, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender.  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause (c) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.07(e).

(d)                             The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and related interest amounts) of the Loans, L/C Obligations (specifying the Unreimbursed Amounts), L/C Borrowings and amounts due under Section 2.03, owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Agents and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Borrower, any Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(e)                               Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or a Disqualified Institution) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitments and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or the other Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that directly affects such Participant.  Subject to Section 10.07(f), the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.07(c).  To the extent permitted by applicable Law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender.  Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.  For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(f)                                A Participant shall not be entitled to receive any greater payment under Section 3.01, 3.04 or 3.05 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent.  A Participant shall not be entitled to the benefits of Section 3.01 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 10.15 as though it were a Lender.

(g)                              Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(h)                              Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower (an “SPC”) the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof.  Each party hereto hereby agrees that (i) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrower under this Agreement (including its obligations under Section 3.01, 3.04 or 3.05), (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder.  The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Borrower and the Administrative Agent and with the payment of a processing fee of $3,500, assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC.

(i)                                  Notwithstanding anything to the contrary contained herein, (1) any Lender may in accordance with applicable Law create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it and (2) any Lender that is a Fund may create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities; provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 10.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.

(j)                                  Notwithstanding anything to the contrary contained herein, any L/C Issuer or the Swing Line Lender may, upon thirty (30) days’ notice to the Borrower and the Lenders, resign as an L/C Issuer or the Swing Line Lender, respectively; provided that on or prior to the expiration of such 30-day period with respect to such resignation, the relevant L/C Issuer or the Swing Line Lender shall have identified a successor L/C Issuer or Swing Line Lender reasonably acceptable to the Borrower willing to accept its appointment as successor L/C Issuer or Swing Line Lender, as applicable.  In the event of any such resignation of an L/C Issuer or the Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders willing to accept such appointment a successor L/C Issuer or Swing Line Lender hereunder; provided that no failure by the Borrower to appoint any such successor shall affect the resignation of the relevant L/C Issuer or the Swing Line Lender, as the case may be, except as expressly provided above.  If an L/C Issuer resigns as an L/C Issuer, it shall retain all the rights and obligations of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)).  If the Swing Line Lender resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c).

(k)                              Notwithstanding anything to the contrary contained herein, no Assignee shall have recourse to the provisions of Sections 3.01 and 3.05 if the condition upon which such recourse is based was in existence at the time of the applicable assignment under this Section 10.07 (except to the extent that any Lender was entitled to the payment of additional amounts or indemnification for Indemnified Taxes or Other Taxes under Section 3.01 or the payment of compensation under Section 3.05, in each case, at the time of such applicable assignment).

(l)                                  Subject to the conditions set forth in Section 10.07(b), any Lender may assign all or a portion of its Term Loan Commitments and Term Loans to a Station Permitted Assignee; provided that (i) no Default or Event of Default shall have occurred and be continuing at the time of such assignment or would result therefrom, (ii) such Station Permitted Assignee shall identify itself in writing as a Station Permitted Assignee to the Administrative Agent and the counterparty in the Term Loan assignment transaction, (iii) provide either (x) a representation to the Administrative Agent to the effect that neither such Station Permitted Assignee nor any of its directors or officers are in possession of any material non-public information with respect to the business of any Holding Company, the Borrower or any of their respective Subsidiaries, or (y) indicate in writing to the Administrative Agent and the counterparty in the Term Loan assignment transaction that such Station Permitted Assignee cannot make the representation described in clause (x) above, and (iv) the aggregate principal amount of all Term Loans held by Station Permitted Assignees, after giving effect to such assignment, shall not exceed twenty percent (20%) of the aggregate principal amount of Term Loans then outstanding.

(m)                          Notwithstanding anything to the contrary in this Agreement or any other Loan Document, no Affiliated Lender shall have any right to (i) attend (including by telephone) any meeting or discussions (or portion thereof) involving any of the Agents or Lenders to which representatives of the Loan Parties are not invited, or (ii) receive any information or materials prepared by any of the Agents or Lenders or any communication by or among any of the Agents or Lenders, except to the extent such information or materials have been made available to any Loan Party or its representatives.

(n)                              Notwithstanding anything in Section 10.01 or the definition of “Required Lenders” to the contrary, for purposes of determining whether the Required Lenders, all affected Lenders, all Lenders or any percentage of Lenders have (i) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party or PubCo therefrom, (ii) otherwise acted on any matter related to any Loan Document, or (iii) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, an Affiliated Lender shall be deemed to have voted its interest as a Lender without discretion in the same proportion as the allocation of voting with respect to such matter by Lenders who are not Affiliated Lenders; provided that no amendment, modification, waiver, consent or other action with respect to any Loan Document shall deprive such Affiliated Lender of any payments to which such Affiliated Lender is entitled under the Loan Documents without such Affiliated Lender providing its consent; provided further that such Affiliated Lender shall have the right to approve any amendment, modification, waiver or consent of the type described in Section 10.01(a), (b), (c), (d), (e) or (f) of this Agreement, in each case to the extent that such Affiliated Lender is directly and adversely affected thereby in any material respect as compared to other Lenders; and in furtherance of the foregoing, (x) the Affiliated Lender agrees to execute and deliver any ballot or other instrument reasonably requested by the Administrative Agent to evidence the voting of its interest as a Lender in accordance with the provisions of this Section 10.07(n); provided that if the Affiliated Lender fails to promptly execute such ballot or other instrument such failure shall in no way prejudice any of the Administrative Agents’ rights under this paragraph and (y) the Administrative Agent is hereby appointed (such appointment being coupled with an interest) by the Affiliated Lender as the Affiliated Lender’s attorney-in-fact, with full authority in the place and stead of the Affiliated Lender and in the name of the Affiliated Lender, from time to time in the Administrative Agent’s discretion to take any action and to execute any ballot or other instrument that the Administrative Agent may deem reasonably necessary to carry out the provisions of this Section 10.07(n).

(o)                              Each Affiliated Lender, solely in its capacity as a Lender, hereby agrees that such Affiliated Lender shall not bring any claims, actions, suits or proceedings against any Agent or Lender in connection with the Loans held by such Affiliated Lender or its rights and obligations under this Agreement and the other Loan Documents, and each Affiliated Lender, solely in its capacity as a Lender, hereby waives all such claims and rights to bring such actions, suits and proceedings against the Agents and the other Lenders.

(p)                              Each Affiliated Lender, solely in its capacity as a Lender, hereby further agrees that, if PubCo, any Loan Party or Restricted Subsidiary shall be subject to any voluntary or involuntary proceeding commenced under any Debtor Relief Laws (“Bankruptcy Proceedings”):

(i)                                  such Affiliated Lender, solely in its capacity as a Lender, shall not take any step or action in such Bankruptcy Proceeding to object to, impede, or delay the exercise of any right or the taking of any action by the Administrative Agent (or the taking of any action by a third party that is supported by the Administrative Agent) in relation to such Affiliated Lender’s claim with respect to its Loans (a “Claim”) (including, without limitation, objecting to any debtor in possession financing, use of cash collateral, grant of adequate protection, sale or disposition, compromise or plan of reorganization or liquidation or similar scheme);

(ii)                              with respect to any matter requiring the vote of Lenders during the pendency of a Bankruptcy Proceeding (including, without limitation, voting on any plan of reorganization or liquidation or similar scheme), the Loans held by such Affiliated Lender (and any Claim with respect thereto) shall be deemed to be voted in accordance with Section 10.07(n) regardless of whether such Loans are separately ~~c~~Classified in any such plan or scheme from Loans held by non-Affiliated Lenders. In furtherance of the foregoing, (x) the Affiliated Lender agrees to execute and deliver any ballot or other instrument reasonably requested by the Administrative Agent to evidence the voting of its interest as a Lender in accordance with the provisions of this Section 10.07(p)(ii); provided that if the Affiliated Lender fails to promptly execute such ballot or other instrument such failure shall in no way prejudice any of the Administrative Agent’s rights under this paragraph and (y) the Administrative Agent is hereby appointed (such appointment being coupled with an interest) by the Affiliated Lender as the Affiliated Lender’s attorney-in-fact, with full authority in the place and stead of the Affiliated Lender and in the name of the Affiliated Lender, from time to time in the Administrative Agent’s discretion to take any action and to execute any ballot or other instrument that Administrative Agent may deem reasonably necessary to carry out the provisions of this Section 10.07(p)(ii);

(iii)                          it shall not, without the prior written consent of the Administrative Agent (as directed by the Required Lenders) as to both form and substance, (1) file any motion or other application, objection, joinder or other filing in connection with sections 362, 363, 364 and/or 506 of the Bankruptcy Code (or any similar law, rule or provision under any applicable Debtor Relief Law) or in connection with any valuation issues or (2) participate in or otherwise support the “priming” of any of the Liens supporting the Obligations in connection with a proposed debtor-in-possession facility or otherwise;

(iv)                          in connection with any (1) plan of reorganization or liquidation or similar scheme or (2) distribution of cash or property with respect to an asset sale supported by the Secured Parties (other than the Affiliated Lenders) in any Bankruptcy Proceeding, such Affiliated Lender, solely in its capacity as a Lender, shall not oppose in any way a distribution of property or cash to other classes of claims or interests, regardless of the amount of such distributions (if any) to such Affiliated Lender.  In addition, and without limiting the foregoing, each Affiliated Lender, solely in its capacity as a Lender, hereby:

(A)                          agrees that any purchase pursuant to any credit bid by the Secured Parties (other than the Affiliated Lenders) under section 363(k) of the Bankruptcy Code (or any similar law, rule or provision under any applicable Debtor Relief Law) or otherwise shall have the effect of discharging such Affiliated Lender’s liens, claims, encumbrances and interests in the Collateral, and that title acquired pursuant to such credit bid shall be acquired free and clear of any liens, claims, encumbrances or interests arising under or by reason of the Obligations owed to the Affiliated Lenders or any Loan Document, whether or not the court order approving the sale pursuant to such credit bid expressly so provides;

(B)                           consents to the entry of an order approving the sale of any or all of the Collateral in one or more transactions under section 363 of the Bankruptcy Code (or any similar law, rule or provision under any applicable Debtor Relief Law), whether for cash or other consideration, including a credit bid by the Secured Parties (other than the Affiliated Lenders) under section 363(k) of the Bankruptcy Code (or any similar law, rule or provision under any applicable Debtor Relief Law) or otherwise, that expressly provides that any lien, claim, encumbrance or interest is discharged and title acquired pursuant to the sale is free and clear of any liens, claims, or encumbrances held by the Affiliated Lenders arising under or by reason of the Obligations or any Loan Document, provided that such sale is supported by the Secured Parties (other than the Affiliated Lenders); and

(C)                           consents to the Secured Parties (other than the Affiliated Lenders) credit bidding all or any portion of the Obligations owed to the Affiliated Lenders in connection with any credit bid by such Secured Parties under section 363(k) of the Bankruptcy Code (or any similar law, rule or provision under any applicable Debtor Relief Law) or otherwise, which shall have the effect of discharging the Affiliated Lenders’ liens, claims, encumbrances and interests in the Collateral, and agree that title acquired by such Secured Parties pursuant to such credit bid shall be acquired free and clear of any liens, claims, encumbrances or interests arising under or by reason of the Obligations owed to the Affiliated Lenders or any Loan Document, whether or not the court order approving the sale pursuant to such credit bid expressly so provides.

(q)                              Section 10.07(n) and (p) shall not apply to any Designated Lender.

SECTION 10.08.                               Confidentiality.  Each of the Agents and the Lenders agrees to use commercially reasonable efforts (equivalent to the efforts each such Person applies to maintain the confidentiality of its own confidential information) to maintain the confidentiality of the Information, except that Information may be disclosed (a) to its Affiliates and its and its Affiliates’ directors, officers, employees, trustees, investment advisors and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any Governmental Authority; (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement; (e) subject to an agreement containing provisions substantially the same as those of this Section 10.08 (or as may otherwise be reasonably acceptable to the Borrower), to any pledgee referred to in Section 10.07(g), counterparty to a Swap Contract, Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement; (f) with the written consent of the Borrower; (g) to the extent such Information becomes publicly available other than as a result of a breach of this Section 10.08; (h) to any Governmental Authority or examiner (including the National Association of Insurance Commissioners or any other similar organization) regulating any Agent or Lender or Affiliates of any Agent or Lender; (i) in connection with the exercise of (or in preparation to exercise) any remedies hereunder or under the other Loan Documents or any suit, action or proceeding relating to the enforcement of its rights hereunder or thereunder; or (j) to any rating agency when required by it (it being understood that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Information relating to the Loan Parties received by it from such Lender).  In addition, the Agents and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Agents and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, the Commitments, and the Credit Extensions.  For the purposes of this Section 10.08, “Information” means all information received from any Loan Party relating to any Loan Party or its business, other than any such information that is publicly available to any Agent or any Lender prior to disclosure by any Loan Party other than as a result of a breach of this Section 10.08; provided that, in the case of information received from a Loan Party after the date hereof, such information (i) is clearly identified at the time of delivery as confidential or (ii) is delivered pursuant to Section 6.01, 6.02 or 6.03.

SECTION 10.09.                               Setoff.  (a) In addition to any rights and remedies of the Agents and the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Agent, each Lender and their respective Affiliates is authorized at any time and from time to time, without prior notice to the Borrower or any other Loan Party, any such notice being waived by the Borrower (on its own behalf and on behalf of each Loan Party and its Subsidiaries) to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Agent, such Lender or their respective Affiliates to or for the credit or the account of the respective Loan Parties and their Subsidiaries against any and all Obligations owing to such Agent, such Lender or their respective Affiliates hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent or such Lender or Affiliate shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness; provided that any recovery by any Agent, any Lender or their respective Affiliates pursuant to its setoff rights under this Section 10.09 is subject to the provisions of Section 8.03.  Each Lender agrees promptly to notify the Borrower and each Agent after any such set off and application made by such Lender; provided that, the failure to give such notice shall not affect the validity of such setoff and application.  The rights of each Agent and each Lender under this Section 10.09 are in addition to other rights and remedies (including other rights of setoff) that such Agent and such Lender may have.

(b)                              NOTWITHSTANDING THE FOREGOING SUBSECTION (a), AT ANY TIME THAT THE LOANS OR ANY OTHER OBLIGATION SHALL BE SECURED BY REAL PROPERTY LOCATED IN CALIFORNIA OR IN NEVADA, NO LENDER OR AGENT SHALL EXERCISE A RIGHT OF SETOFF, LIEN OR COUNTERCLAIM OR TAKE ANY COURT OR ADMINISTRATIVE ACTION OR INSTITUTE ANY PROCEEDING TO ENFORCE ANY PROVISION OF THIS AGREEMENT OR ANY NOTE UNLESS IT IS TAKEN WITH THE CONSENT OF THE REQUIRED LENDERS OR, TO THE EXTENT REQUIRED BY SECTION 10.01 OF THIS AGREEMENT, ALL OF THE LENDERS, OR APPROVED IN WRITING BY THE ADMINISTRATIVE AGENT, IF SUCH SETOFF OR ACTION OR PROCEEDING WOULD OR MIGHT (PURSUANT TO SECTIONS 580a, 580b, 580d AND 726 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE, SECTION 2924 OF THE CALIFORNIA CIVIL CODE, IF APPLICABLE, SECTION 40.430 OF THE NEVADA REVISED STATUTES OR OTHERWISE) AFFECT OR IMPAIR THE VALIDITY, PRIORITY, OR ENFORCEABILITY OF THE LIENS GRANTED TO THE ADMINISTRATIVE AGENT PURSUANT TO THE COLLATERAL DOCUMENTS OR THE ENFORCEABILITY OF THE NOTES AND OTHER OBLIGATIONS HEREUNDER, AND ANY ATTEMPTED EXERCISE BY ANY LENDER OR AGENT OF ANY SUCH RIGHT WITHOUT OBTAINING SUCH CONSENT OF THE REQUIRED LENDERS OR THE ADMINISTRATIVE AGENT SHALL BE NULL AND VOID.  THIS SUBSECTION (b) SHALL BE SOLELY FOR THE BENEFIT OF EACH OF THE LENDERS AND THE ADMINISTRATIVE AGENT HEREUNDER.

SECTION 10.10.                               Interest Rate Limitation.  Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan

Documents (collectively, the “Charges”) shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”).  If any Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower.  In determining whether the interest contracted for, charged, or received by an Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.  To the extent permitted by applicable Law, the interest and other Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section 10.10 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of repayment, shall have been received by such Lender.  Thereafter, interest hereunder shall be paid at the rate(s) of interest and in the manner provided in this Agreement, unless and until the rate of interest again exceeds the Maximum Rate, and at that time this Section 10.10 shall again apply.  In no event shall the total interest received by any Lender pursuant to the terms hereof exceed the amount that such Lender could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Rate.  If the Maximum Rate is calculated pursuant to this Section 10.10, such interest shall be calculated at a daily rate equal to the Maximum Rate divided by the number of days in the year in which such calculation is made.  If, notwithstanding the provisions of this Section 10.10, a court of competent jurisdiction shall finally determine that a Lender has received interest hereunder in excess of the Maximum Rate, the Administrative Agent shall, to the extent permitted by applicable Law, promptly apply such excess in the order specified in this Agreement and thereafter shall refund any excess to the Borrower or as a court of competent jurisdiction may otherwise order.

SECTION 10.11.                               Counterparts.  This Agreement and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by telecopier of an executed counterpart of a signature page to this Agreement and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document.  The Agents may also require that any such documents and signatures delivered by telecopier be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier.

SECTION 10.12.                               Integration.  This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter.  In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Agents or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement.  Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

SECTION 10.13.                               Survival of Representations and Warranties.  All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof.  Such representations and warranties have been or will be relied upon by each Agent and each Lender, regardless of any investigation made by any Agent or any Lender or on their behalf and notwithstanding that any Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied (other than Obligations under Secured Hedge Agreements, Cash Management Obligations or contingent indemnification obligations, in any such case, not then due and payable) or any Letter of Credit or Revolving Credit Commitment shall remain outstanding.

SECTION 10.14.                               Severability.  If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 10.15.                               Tax Forms.  (a)  Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 10.15(b)(i) through (iii) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(b) Without limiting the foregoing:

(i)  Each Lender and each Agent that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code (each, a “Foreign Lender”) shall, to the extent it is legally entitled to do so and if not previously delivered, deliver to the Borrower and the Administrative Agent, on or prior to the date which is ten (10) Business Days after the Closing Date (or upon accepting an assignment of an interest herein), two duly signed, properly completed copies of either IRS Form W-8BEN, IRS Form W-8ECI or W-8IMY (and any applicable attachments thereto), or any successors thereto,  relating to an exemption from, or reduction of, United States withholding tax on all payments to be made to such Foreign Lender by the Borrower or any other Loan Party pursuant to this Agreement or any other Loan Document or in the case of a Foreign Lender claiming such an exemption under Section 881(c) of the Code, IRS Form W-8BEN and a certificate that establishes in writing to the Borrower and the Administrative Agent that such Foreign Lender is not (i) a “bank” as defined in Section 881(c)(3)(A) of the Code, (ii) a 10-percent stockholder within the meaning of Section 871(h)(3)(B) of the Code, or (iii) a controlled foreign corporation related to the Borrower within the meaning of Section 864(d) of the Code.  Thereafter, each such Foreign Lender to the extent it is legally entitled to do so shall promptly submit to the Borrower and the Administrative Agent such additional duly completed and signed copies of one or more of such forms or certificates (or such successor forms or certificates as shall be adopted from time to time by the relevant United States taxing authorities), in each case, (1) on or before the date that any such form, certificate or other evidence expires or becomes obsolete, (2) after the occurrence of any event requiring a change in the most recent form, certificate or evidence previously delivered by it to the Borrower and the Administrative Agent and (3) from time to time thereafter if reasonably requested by the Borrower or the Administrative Agent or, in each case, promptly notify the Borrower and the Administrative Agent of its inability to do so.

(ii)  Each Lender and each Agent that is a “United States person” within the meaning of Section 7701(a)(30) of the Code (each, a “U.S. Lender”) shall, if not previously delivered, deliver to the Administrative Agent and the Borrower two duly signed, properly completed copies of IRS Form W-9 on or prior to the Closing Date (or on or prior to the date it becomes a party to this Agreement), certifying that such U.S. Lender is entitled to an exemption from United States backup withholding tax, or any successor form.  If such U.S. Lender fails to deliver such forms, then the Administrative Agent may withhold from any payment to such U.S. Lender an amount equivalent to the applicable backup withholding tax imposed by the Code.

(iii)  If a payment made to a Lender under any Loan Document would be subject to FATCA if such Lender were to fail to comply with the applicable reporting requirements thereof (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this clause (iii), FATCA shall include any amendments made to FATCA after the date of this Agreement.

(iv)  Any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made.

SECTION 10.16.                               Governing Law.  (a) THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED THEREIN) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)                              ANY LEGAL ACTION OR PROCEEDING ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, EACH AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS.  THE BORROWER, EACH AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.

(c)                               NOTWITHSTANDING THE FOREGOING PROVISIONS OF THIS SECTION 10.16, NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE AGENTS, THE JOINT LEAD ARRANGERS, THE L/C ISSUER OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS AGAINST THE BORROWER OR ANY OF ITS SUBSIDIARIES OR ANY OF THEIR PROPERTIES OR ASSETS IN THE COURTS OF ANY JURISDICTION.

SECTION 10.17.                               Waiver of Right to Trial by Jury.  EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS

SECTION 10.17 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

SECTION 10.18.                               Binding Effect.  This Agreement shall become effective when it shall have been executed by each party hereto and thereafter shall be binding upon and inure to the benefit of the Borrower, each Agent and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

SECTION 10.19.                               Lender Action.  Each Lender agrees that it shall not take or institute any actions or proceedings, judicial or otherwise, for any right or remedy against any Loan Party, PubCo or any other obligor under any of the Loan Documents or the Secured Hedge Agreements or (with respect to the exercise of rights against the collateral) documentation of Cash Management Obligations (including the exercise of any right of setoff, rights on account of any banker’s lien or similar claim or other rights of self-help), or institute any actions or proceedings, or otherwise commence any remedial procedures, with respect to any Collateral or any other property of any such Loan Party or PubCo, without the prior written consent of the Administrative Agent.  The provisions of this Section 10.19 are for the sole benefit of the Agents and Lenders and shall not afford any right to, or constitute a defense available to, any Loan Party or PubCo.

SECTION 10.20.                               Acknowledgments.  The Borrower hereby acknowledges that:

(a)                               it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

(b)                              no Agent, Joint Lead Arranger or Lender has any fiduciary relationship with or duty to the Borrower or any other Loan Party arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Agents, the Joint Lead Arrangers and the Lenders, on one hand, and the Borrower and the other Loan Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)                               no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Agents, the Joint Lead Arrangers and the Lenders or among the Borrower, the other Loan Parties and the Lenders.

The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and, subject to Section 10.19, each Lender shall be entitled to protect and enforce its rights arising out hereof and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

SECTION 10.21.                               USA Patriot Act.  Each Lender hereby notifies the Borrower that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the ~~Borrower~~Loan Parties and PubCo, which information includes the name and address of the ~~Borrower~~Loan Parties and PubCo and other information that will allow such Lender to identify the ~~Borrower~~Loan Parties and PubCo in accordance with the Patriot Act.

SECTION 10.22.                               Gaming Authorities and Liquor Authorities.  This Agreement and the other Loan Documents are subject to all applicable Gaming Laws and the Liquor Laws.  Without limiting the foregoing, the Agents and the Lenders acknowledge that rights, remedies and powers in or under the Loan Documents may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of the Gaming Laws and the Liquor Laws and only to the extent that any required approvals (including prior approvals) are obtained from the requisite Gaming Authorities and the Liquor Authorities.  Each of the Agents, the Joint Lead Arrangers and Lenders agrees to cooperate with the applicable Gaming Authorities and Liquor Authorities in connection with the administration of their regulatory jurisdiction over the Borrower and the other Loan Parties, including to the extent not inconsistent with the internal policies of such Agent, Joint Lead Arranger or Lender and any applicable legal or regulatory restrictions, the provision of such documents or other information as may be requested by any such Gaming Authorities or Liquor Authorities relating to the Agents, the Joint Lead Arrangers, any of the Lenders or the Borrower or any other Loan Party, or the Loan Documents.  Notwithstanding any other provision of this Agreement, the Borrower expressly authorizes, and will cause each other Loan Party to authorize, each Agent, each Joint Lead Arranger and each Lender to cooperate with the applicable Gaming Authorities and Liquor Authorities as described above.

SECTION 10.23.                               Certain Matters Affecting Lenders.  (a) If any Gaming Authority shall determine that any Lender does not meet suitability standards prescribed under applicable Gaming Laws (a “Unsuitable Lender”), the Administrative Agent shall have the right (but not the duty) to cause such Unsuitable Lender (and such Unsuitable Lender hereby irrevocably agrees) to assign its outstanding Loans and its Commitments, if any, in full to one or more Eligible Assignees (each, a “Substitute Lender”) in accordance with the provisions of Section 10.07 and the Unsuitable Lender shall pay any fees payable thereunder in connection with such assignment; provided (1) on the date of such assignment, the Substitute Lender shall pay to the Unsuitable Lender an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Unsuitable Lender, (B) an amount equal to all Unreimbursed Amounts and participations that have been funded by such Unsuitable Lender, together with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but theretofore unpaid fees owing to such Unsuitable Lender; and (2) on the date of such assignment, the Borrower shall pay any amounts payable to such Unsuitable Lender pursuant to Article III or otherwise as if it were a prepayment.  The Borrower shall bear the costs and expenses of any Lender required by any Gaming Authorities to file an application for a finding of suitability in connection with the investigation of an application by the Borrower or the other Loan Parties for a license to operate a gaming establishment.

(b)                              Notwithstanding the provisions of Section 10.23(a), if any Lender becomes a Unsuitable Lender, and if the Administrative Agent fails to find a Substitute Lender pursuant to Section 10.23(a) within any time period specified by the appropriate Gaming Authority for the withdrawal of a Unsuitable Lender (the “Withdrawal Period”), the Borrower shall immediately prepay in full the Outstanding Amount of all B Term Loans, Incremental Term Loans and Revolving Credit Exposure of such Unsuitable Lender, together with all unpaid fees owing to such Unsuitable Lender pursuant to Section 2.09 and any amounts payable to such Unsuitable Lender pursuant to Article III or otherwise as if it were a prepayment and, in each case where applicable, with accrued interest thereon to the earlier of (x) the date of payment or (y) the last day of the applicable Withdrawal Period.  Upon the prepayment of all amounts owing to any Unsuitable Lender and the termination of such Unsuitable Lender’s Commitments, if any (whether pursuant to Section 10.23(a) or 10.23(b)), such Unsuitable Lender shall no longer constitute a “Lender” for purposes hereof; provided any rights of such Unsuitable Lender to indemnification hereunder shall survive as to such Unsuitable Lender.

SECTION 10.24.                               The Platform.  THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS.  NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM.  In no event shall the Administrative Agent, any Joint Lead Arranger or any of their respective Affiliates, directors, officers, employees, counsel, agents, trustees, investment advisors and attorneys-in-fact (collectively, the “Agent Parties”) have any liability to any Holding Company, the Borrower, any other Loan Party, any Lender, any L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided however, that in no event shall any Agent Party have any liability to any Holding Company, the Borrower, any other Loan Party, any Lender, any L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

SECTION 10.25.                               ~~Qualified~~VoteCo ~~I~~SP~~O~~E Reorganization.  Notwithstanding anything to the contrary in this Agreement and the other Loan Documents, from and after the occurrence of ~~a Qualified~~VoteCo ~~I~~SP~~O~~E ~~by the Borrower~~Reorganization, (i) ~~the Holding Companies~~PubCo shall no longer ~~constitute Loan Parties or~~ be required to provide any collateral security for the Obligations ~~and~~, (ii) all covenants ~~and~~, obligations and representations and warranties under the Loan Documents applicable to ~~the Holding Companies~~PubCo shall cease to apply with respect to ~~the Holding Companies~~PubCo and (iii) all references to PubCo in Section 8.01 shall be deemed deleted.

SECTION 10.26.       Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                              the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender hereto that is an EEA Financial Institution; and

(b)                             the effects of any Bail-in Action on any such liability, including, if applicable:

(i)                                  a reduction in full or in part or cancellation of any such liability;

(ii)                              a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)                          the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

STATION CASINOS LLC

By:
Name:
Title:

[Signature page to Credit Agreement]

DEUTSCHE BANK AG CAYMAN
ISLANDS BRANCH, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

[Signature page to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as L/C Issuer

By:
Name:
Title:

By:
Name:
Title:

[Signature page to Credit Agreement]

DEUTSCHE BANK SECURITIES INC., as Joint Lead Arranger and Joint Book Runner

By:
Name:
Title:

By:
Name:
Title:

[Signature page to Credit Agreement]

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Joint Lead Arranger, Joint Book Runner and Syndication Agent

By:
Name:
Title:

[Signature page to Credit Agreement]

J.P. MORGAN SECURITIES LLC, as Joint Lead Arranger, Joint Book Runner and Co-Documentation Agent

By:
Name:
Title:

By:
Name:
Title:

[Signature page to Credit Agreement]

CREDIT SUISSE SECURITIES (USA) LLC, as Joint Lead Arranger, Joint Book Runner and Co-Documentation Agent

By:
Name:
Title:

[Signature page to Credit Agreement]

GOLDMAN SACHS LENDING PARTNERS LLC, as Joint Lead Arranger, Joint Book Runner and Co-Documentation Agent

By:
Name:
Title:

[Signature page to Credit Agreement]

__________________, as a Revolving Credit Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature page to Credit Agreement]

____________________, as a Term Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature page to Credit Agreement]

Exhibit B

Supplements to Credit Agreement Schedules

[attached

Exhibit B

Schedule 1.01 A

Immaterial Subsidiaries

NP Auburn Development LLC

NP Development LLC

NP FH Excess LLC

NP Fresno Land Acquisitions LLC

NP Gold Rush LLC

NP Green Valley LLC

NP Hanger Leaseco LLC

NP Horizon Park LLC

NP LML LLC

NP Losee Elkhorn Holdings LLC

NP Magic Star LLC

NP Northern NV Acquisitions LLC

NP Past Enterprises LLC

NP Rancho LLC

NP River Central LLC

NP ROTMA LLC

NP Sunset Lindell LLC

SC Butte Development, LLC

SC Butte Management, LLC

SC Rancho Development, LLC

SC SP 1 LLC

SC SP 2 LLC

SC SP 3 LLC

SC SP 4 LLC

SC SP 5 LLC

SC SP Holdco LLC

Sonoma Land Acquisition Company, LLC

Station California, LLC

Station Development, LLC

Schedule 1.01A

Schedule 1.01 B

Closing Date Mortgage Properties

1.              Fiesta Henderson Casino Hotel - 777 West Lake Mead Parkway, Henderson, Nevada 89015

2.              Fiesta Rancho Casino Hotel - 2400 North Rancho Drive, North Las Vegas, Nevada 89130

3.              Santa Fe Station Hotel & Casino - 4949 North Rancho Drive, Las Vegas, Nevada 89130

4.              Texas Station Gambling Hall & Hotel - 2101 Texas Star Lane, North Las Vegas, Nevada 89032

5.              Green Valley Ranch Resort Casino Spa - 2300 Paseo Verde Parkway, Henderson, Nevada 89052

6.              Boulder Station Hotel & Casinos - 4111 Boulder Highway, Las Vegas, Nevada 89121

7.              Red Rock Casino Resort Spa - 11011 West Charleston Boulevard, Las Vegas, Nevada 89135

8.              Palace Station Hotel & Casino - 2411 West Sahara Avenue, Las Vegas, Nevada 89102

9.              Sunset Station Hotel & Casino - 1301 West Sunset Road, Henderson, Nevada 89014

Schedule 1.01B

Schedule 1.01C

Existing Letters of Credit

Letter of Credit	Beneficiary	Amount	Issuance Date	Expiry Date
DBS-19381	American Express Travel Related Services Co., Inc.	$233,250.00	7/25/11	7/25/13(Auto Extension)
DBS-19426	Commissioners of Insurance of State of Nevada	$538,430.00	8/23/11	8/23/13 (Auto Extension)
DBS-19383	County of Washoe	$25,000.00	8/12/11	7/26/13(Auto Extension)
DBS-19312	Commissioner of Insurance State of Nevada	$751,570.00	6/17/11	5/25/13(Auto Extension)
DBS-19313	American Express Travel Related Services Co. Inc.	$200,000.00	6/17/11	5/25/13(Auto Extension)
DBS-19315	American Express Travel Related Services Co. Inc.	$1,011,068.00	6/17/11	5/25/13(Auto Extension)
DBS-19317	State of Nevada Department of Taxation	$1,571,897.00	6/17/11	5/25/13
DBS-19318	State of Nevada Department of Taxation	$2,149,555.00	6/17/11	5/25/13
DBS-19488	Shell Energy North America (US), L.P.	$1,500,000.00	11/23/11	11/23/13(Auto Extension)

Schedule 1.01C

Schedule 1.01D
Native American Subsidiaries

SC Madera Development, LLC

SC Madera Management, LLC

SC Sonoma Development, LLC

SC Sonoma Management, LLC

Sonoma Land Acquisition Company, LLC

NP Sonoma Land Holdings LLC

SC Michigan, LLC

Schedule 1.01D

Schedule 1.01E

Material Contracts

That certain Ground Lease dated June 1, 1995, between TEXAS GAMBLING HALL & HOTEL, INC., a Nevada corporation (“Texas Landlord”), as landlord, and STATION CASINOS, INC., a Nevada corporation (“SCI”), as tenant, (a) as assigned by SCI to Texas Station, Inc., a Nevada corporation (“TS, Inc.”), which thereafter merged with and into Texas Station, LLC, a Nevada limited liability company (“TS LLC”), as further assigned to NP Texas LLC, a Nevada limited liability company (“NP Texas”), pursuant to the Assignment and Assumption Agreement, dated as of June 16, 2011, (b) as evidenced of record by that certain Memorandum of Lease dated as of June 1, 1995, recorded in the land records of the County of Clark, State of Nevada, on July 6, 1995, as Book 950706, Instrument No. 00814, and (c) as amended by that certain: (i) First Amendment to Ground Lease dated June 30, 1995, between Texas Landlord and SCI, (ii) Lease Amendment No. 1 dated December 23, 1996, between Texas Landlord and TS, Inc., (iii) Second Amendment to Ground Lease dated January 7, 1997, between Texas Landlord and TS, Inc., (iv) letter agreement dated May 12, 2000 between TS, Inc. and TGH&H Real Estate Trust, (v) letter dated August 1, 2005 from William J. Bullard on behalf of Texas Landlord to Glenn C. Christenson of SCI, and (vi)  Third Amendment to Ground Lease dated June 16, 2011, between Texas Landlord and NP Texas.

That certain Ground Lease and Sublease, dated as of June 1, 1993, between KB ENTERPRISES, a Nevada corporation (“Boulder Landlord”), as landlord, and BOULDER STATION, INC., a Nevada corporation (“BSI”), as tenant, (i) as assigned by BSI to Boulder Propco, LLC (which thereafter merged with and into FCP PROPCO, LLC, a Delaware limited liability company (“FCP Propco”)) pursuant to that certain Assignment of Lessee’s Interest in Lease dated November 7, 2007, recorded in the land records of the County of Clark, State of Nevada, on November 7, 2007, in Book 20071107, as Document No. 000025 and as further assigned by FCP Propco to NP Boulder LLC, a Nevada limited liability company (“NP Boulder”), pursuant to the Assignment and Assumption Agreement, dated as of June 16, 2011, (ii) as evidenced by that certain Memorandum of Lease dated as of June 1, 1993, recorded in the land records of the County of Clark, State of Nevada, on July 5, 1995, as Book 950705, Instrument No. 00674 and (iii) as amended by that certain: (a) First Amendment to Ground Lease and Sublease dated as of June 30, 1995, between Boulder Landlord and BSI; (b) Lease Amendment No. 1 dated December 23, 1996, between Boulder Landlord and BSI; (c) Second Amendment to Ground Lease and Sublease dated as of January 7, 1997, between Boulder Landlord and BSI; and (d) letter dated March 28, 2003 from Glenn C. Christensen on behalf of BSI, to William J. Bullard, of KB Enterprises.

Schedule 1.01E

Schedule 1.01F
Designated Lenders

NONE

Schedule 1.01F

Schedule 1.01G

Disqualified Institutions

The following institutions shall be not be permitted to become Lenders under this Agreement, (collectively, “Disqualified Institutions”):

Genting Group

Melco PBL Entertainment

Cordish Company

Wynn Resorts, Limited;

Las Vegas Sands Corporation;

MGM Resorts International;

Caesars Entertainment Corporation;

Boyd Gaming Corporation;

Penn National Gaming Inc.;

Pinnacle Entertainment, Inc.;

Ameristar Casinos, Inc.;

Isle of Capri Casinos, Inc.;

Cannery Casino Resorts, LLC;

Peninsula Gaming, LLC;

Tropicana Las Vegas Hotel and Casino, Inc.;

Tropicana Entertainment Inc.;

American Casino & Entertainment Properties, LLC;

Midwest Gaming and Entertainment, LLC;

Affinity Gaming, LLC;

Each successor by merger or by acquisition of all or substantially all the assets of any of the entities identified above;

Each entity that, at the time of the proposed transfer of equity to such entity, owns a local casino/hotel property with at least 100 slot machines located within the Competitive Market (as defined in the Equityholder’s Agreement);

Each wholly-owned subsidiary of any of the entities identified above;

provided, however, for the avoidance of doubt, that no investor or stockholder in or member of any of the entities identified above (regardless of the control or percentage held) shall constitute a Disqualified Institution unless specifically identified as a Disqualified Institution in the list above (by way of example, but not by way of limitation of the foregoing, Apollo, TPG, Goldman Sachs, Oaktree, Fidelity, Serengeti, Neil Bluhm, and Carl Icahn shall not constitute Disqualified Institutions).

Schedule 1.01G

Schedule 1.01H
Native American Contracts

1.         First Amended and Restated Development Agreement dated September 8, 2010 between the Federated Indians of Graton Rancheria and SC Sonoma Development, LLC

2.         Amended and Restated Gaming Management Agreement dated July 27, 2012 among Graton Economic Development Authority, Federated Indians of Graton Rancheria and SC Sonoma Management, LLC

3.         Amended and Restated Non-Gaming Management Agreement dated August 6, 2012 among Graton Economic Development Authority, the Federated Indians of Graton Rancheria  and NP Sonoma Land Holdings LLC

4.         First Amended and Restated Development Agreement dated February 1, 2013 between The North Fork Rancheria of Mono Indians of California and SC Madera Development, LLC

5.         First Amended and Restated Management Agreement dated February 1, 2013 between The North Fork Rancheria of Mono Indians of California and SC Madera Management, LLC

6.         First Amended and Restated Operating Agreement of MPM Enterprises, L.L.C. dated November 13, 2003 between SC Michigan, LLC, Barton W. LaBelle, Douglas N. Labelle, W. Sidney Smith and James C. Fabiano; and the First Amendment to the First Amended and Restated Operating Agreement dated April 1, 2010 between SC Michigan, LLC, Barton W. LaBelle, Douglas N. Labelle, James C. Fabiano, W. Sidney Smith and Judith Smith as Joint Tenants with Full Rights of Survivorship.

Schedule 1.01H

Schedule 1.01I

Unrestricted Subsidiaries

CV PropCo, LLC

NP Tropicana LLC

NP Landco Holdco LLC

SC Interactive Investor LLC

Fertitta Interactive LLC

Ferttita Acquisitionsco LLC

Schedule 1.01I

Schedule 2.01(a)

B Term Loan Commitments

Lender	B Term Loan Commitment
BANK OF AMERICA, N.A.	$1,625,000,000
TOTAL	$1,625,000,000

Schedule 2.01(a)

Schedule 2.01(b)

Revolving Credit Commitments

Lender	Revolving Credit Commitment
BANK OF AMERICA, N.A.	$75,000,000
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$35,000,000
DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH	$125,000,000
JPMORGAN CHASE BANK, N.A.	$100,000,000
GOLDMAN SACHS BANK USA	$15,000,000
TOTAL	$350,000,000

Schedule 2.01(b)

Schedule 4.01(a)
Closing Documents

1.              Credit Agreement, dated as of the Closing Date, by and among the Borrower, the Administrative Agent and the banks, financial institutions and other entities party thereto.

2.              Agency Fee Letter, dated as of the Closing Date, by and between the Borrower and the Administrative Agent.

3.              Revolving Credit Note issued by the Borrower to Deutsche Bank AG Cayman Islands Branch.

4.              Guaranty Agreement, dated as of the Closing Date, by the Subsidiary Guarantors in favor of the Administrative Agent.

5.              Security Agreement, dated as of the Closing Date, by and among the Borrower, the Subsidiary Guarantors party thereto and the Administrative Agent.

6.              Pledge Agreement, dated as of the Closing Date, by and among the Borrower, Holdco, VoteCo, the Subsidiary Guarantors party thereto and the Administrative Agent.

7.              Master Intercompany Note, dated as of the Closing Date, by and among the Borrower and the Restricted Subsidiaries.

8.              Confirmatory Grant of Security Interest in United States Intellectual Property, dated as of the Closing Date, by and among the Borrower, Opco, GVR, IP Holdco and the Administrative Agent.

9.              Deposit Account Control Agreement, dated as of the Closing Date, by and among NP Boulder LLC, NP Fiesta LLC, NP Gold Rush LLC, NP Lake Mead LLC, NP LML LLC, NP Magic Star LLC, Opco, NP Palace LLC, NP Rancho LLC, NP Red Rock LLC, NP Santa Fe LLC, NP Sunset LLC, NP Texas LLC, the Borrower, GVR, the Administrative Agent, and Wells Fargo Bank, National Association as bank.

10.       Subordination of Management Agreement, dated as of the Closing Date, among Opco, the Opco Manager, Fertitta Entertainment, certain subsidiaries of Opco and the Administrative Agent.

11.       Subordination of Management Agreement, dated as of the Closing Date, by and among GVR, the GVR Manager, Fertitta Entertainment and the Administrative Agent.

12.       Subordination of Management Agreement, dated as of the Closing Date, by and among the Borrower, the Borrower Manager, Fertitta Entertainment, NP Boulder LLC, NP Palace LLC, NP Red Rock LLC, NP Sunset LLC, NP Development LLC, NP Losee Elkhorn Holdings LLC and the Administrative Agent.

13.       Custodian Agreement, dated as of the Closing Date, by and among Wilmington Trust, National Association, Opco, Opco Holdings, Holdco, VoteCo, the Borrower and the Administrative Agent.

14.       Estoppel Certificate, dated as of the Closing Date, by and between American Nevada Company and the Administrative Agent.

15.       Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of the Closing Date, by NP Lake Mead LLC, as Trustor, to Nevada Title Company, as Trustee, for the benefit of the Administrative Agent, as Beneficiary.

16.       Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of the Closing Date, by NP Santa Fe LLC, as Trustor, to Nevada Title Company, as Trustee, for the benefit of the Administrative Agent, as Beneficiary.

Schedule 4.01(a)

17.       Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of the Closing Date, by GVR, as Trustor, to Nevada Title Company, as Trustee, for the benefit of the Administrative Agent, as Beneficiary.

18.       Leasehold Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of the Closing Date, by NP Texas LLC, as Trustor, to Nevada Title Company, as Trustee, for the benefit of the Administrative Agent, as Beneficiary.

19.       Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of the Closing Date, by NP Fiesta LLC, as Trustor, to Nevada Title Company, as Trustee, for the benefit of the Administrative Agent, as Beneficiary.

20.       Fee and Leasehold Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of the Closing Date, by NP Boulder LLC, as Trustor, to Nevada Title Company, as Trustee, for the benefit of the Administrative Agent, as Beneficiary.

21.       Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of the Closing Date, by NP Red Rock LLC, as Trustor, to Nevada Title Company, as Trustee, for the benefit of the Administrative Agent, as Beneficiary.

22.       Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of the Closing Date, by NP Sunset LLC, as Trustor, to Nevada Title Company, as Trustee, for the benefit of the Administrative Agent, as Beneficiary.

23.       Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of the Closing Date, by NP Palace LLC, as Trustor, to Nevada Title Company, as Trustee, for the benefit of the Administrative Agent, as Beneficiary.

24.       Ground Lessor Estoppel Certificate, dated as of the Closing Date, delivered by Texas Gambling Hall & Hotel, Inc., a Nevada corporation.

25.       Fee Mortgagee Estoppel Certificate [Texas Station], dated as of the Closing Date, delivered by Bank of America, N.A.

26.       Ground Lessor Estoppel Certificate, dated as of the Closing Date, delivered by KB Enterprises, a Nevada corporation.

27.       Fee Mortgagee Estoppel Certificate [Boulder Station], dated as of the Closing Date, delivered by Bank of America, N.A.

28.       Subordination, Nondisturbance and Attornment Agreement, dated as of the Closing Date, by and among Regal Cinemas, Inc., a Tennessee corporation, GVR, and Administrative Agent.

29.       Subordination, Nondisturbance and Attornment Agreement, dated as of the Closing Date, by and among Eastgate Theatre, Inc., an Oregon corporation, NP Texas LLC, a Nevada limited liability company, and Administrative Agent.

30.       Subordination, Nondisturbance and Attornment Agreement, dated as of the Closing Date, by and among Regal Cinemas, Inc., a Tennessee corporation, NP Lake Mead LLC, a Nevada limited liability company, and Administrative Agent.

31.       Subordination, Nondisturbance and Attornment Agreement, dated as of the Closing Date, by and among Century Theatres, Inc., a California corporation, NP Santa Fe LLC, a Nevada limited liability company, and Administrative Agent.

Schedule 4.01(a)

32.       Subordination, Nondisturbance and Attornment Agreement, dated as of the Closing Date, by and among Eastgate Theatre, Inc., an Oregon corporation, NP Boulder LLC, a Nevada limited liability company, and Administrative Agent.

33.       Subordination, Nondisturbance and Attornment Agreement, dated as of the Closing Date, by and among Regal Cinemas, Inc., a Tennessee corporation, NP Red Rock LLC, a Nevada limited liability company, and Administrative Agent.

34.       Subordination, Nondisturbance and Attornment Agreement, dated as of the Closing Date, by and among Eastgate Theatre, Inc., an Oregon corporation, NP Sunset LLC, a Nevada limited liability company, and Administrative Agent.

Schedule 4.01(a)

Schedule 4.01(a)(xiii)

Environmental Assessment Reports

Part 1.                                                  Phase I Environmental Assessment Reports

1.         Phase I Environmental Site Assessment for Texas Station Gambling Hall & Casino, 2101 Texas Star Lane in North Las Vegas, Nevada, dated September 11, 2012 (the “Texas Phase I”), prepared by Broadbent & Associates, Inc. (“Broadbent”) in connection with this Agreement.

2.         Phase I Environmental Site Assessment for Fiesta Rancho Casino & Hotel, 2400 North Rancho Drive, North Las Vegas, Nevada 89032, dated September 12, 2012 (the “Fiesta Rancho Phase I”), prepared by Broadbent in connection with this Agreement.

3.         Phase I Environmental Site Assessment for Santa Fe Station Hotel and Casino, 4949 North Rancho Drive in Las Vegas, Nevada, dated September 13, 2012 (the “Santa Fe Phase I”), prepared by Broadbent in connection with this Agreement.

4.         Phase I Environmental Site Assessment for Fiesta Henderson Hotel & Casino, 777 West Lake Mead Parkway in Henderson, Nevada, dated September 14, 2012 (the “Fiesta Henderson Phase I”), prepared by Broadbent in connection with this Agreement.

5.         Phase I Environmental Site Assessment for Boulder Station Hotel & Casino, 4111 Boulder Highway, Las Vegas, Nevada, dated February 13, 2013 (the “Boulder Phase I”), prepared by Broadbent in connection with this Agreement.

6.         Phase I Environmental Site Assessment for Sunset Station Hotel & Casino, 1301 West Sunset Road, Henderson, Nevada, dated February 13, 2013 (the “Sunset Phase I”), prepared by Broadbent in connection with this Agreement.

7.         Phase I Environmental Site Assessment for Red Rock Casino, Resort & Spa, 11011 West Charleston Boulevard, Las Vegas, Nevada, dated February 13, 2013 (the “Red Rock Phase I”), prepared by Broadbent in connection with this Agreement.

8.         Phase I Environmental Site Assessment for Palace Station Hotel & Casino, 2411 West Sahara Avenue, Las Vegas, Nevada, dated February 13, 2013 (the “Palace Phase I”), prepared by Broadbent in connection with this Agreement.

9.         Phase I Environmental Site Assessment for Green Valley Ranch Resort, Spa, & Casino, 2300 Paseo Verde Parkway, Henderson, Nevada, dated February 13, 2013 (the “GVR Phase I”), prepared by Broadbent in connection with this Agreement.

Part 2.             Reliance Letters

1.         Reliance Letter, dated February 22, 2013, issued by Broadbent in favor of the Administrative Agent and the Lenders, along with their respective successors and assigns, in connection with the Texas Phase I.

2.         Reliance Letter, dated February 22, 2013, issued by Broadbent in favor of the Administrative Agent and the Lenders, along with their respective successors and assigns, in connection with the Fiesta Rancho Phase I.

Schedule 4.01(a)(xiii)

3.         Reliance Letter, dated February 22, 2013, issued by Broadbent in favor of the Administrative Agent and the Lenders, along with their respective successors and assigns, in connection with the Santa Fe Phase I.

4.         Reliance Letter, dated February 22, 2013, issued by Broadbent in favor of the Administrative Agent and the Lenders, along with their respective successors and assigns, in connection with the Fiesta Henderson Phase I.

5.         Reliance Letter, dated February 20, 2013, issued by Broadbent in favor of the Administrative Agent and the Lenders, along with their respective successors and assigns, in connection with the Boulder Phase I.

6.         Reliance Letter, dated February 20, 2013, issued by Broadbent in favor of the Administrative Agent and the Lenders, along with their respective successors and assigns, in connection with the Sunset Phase I.

7.         Reliance Letter, dated February 20, 2013, issued by Broadbent in favor of the Administrative Agent and the Lenders, along with their respective successors and assigns, in connection with the Red Rock Phase I.

8.         Reliance Letter, dated February 20, 2013, issued by Broadbent in favor of the Administrative Agent and the Lenders, along with their respective successors and assigns, in connection with the Palace Phase I.

9.         Reliance Letter, dated February 20, 2013, issued by Broadbent in favor of the Administrative Agent and the Lenders, along with their respective successors and assigns, in connection with the GVR Phase I.

Schedule 4.01(a)(xiii)

Schedule 5.03
Consents

NONE

Schedule 5.03

Schedule 5.05
Certain Liabilities

Nature of Indebtedness	Original Principal Amount	Amount Outstanding
Improvement District No. 108 Assessment No. 7502 APN No. 164-01-111-011	$1,229,613.25	$356,535.61

Improvement District No. 128 Assessment No. 7572 APN No. 164-01-111-011	$2,768,666.17	$1,575,500.17

Improvement District No. 108 Assessment No. 7502 APN No. 164-01-210-003	$97,070.73	$28,145.57

Improvement District No. 128 Assessment No. 7572 APN No. 164-01-210-003	$218,569.89	$124,375.70

NP Town Center LLC	$1,524,490	$899,590.11

Station GVR Acquisition, LLC	$2,358,250	$1,508,475.49

Office Lease dated November 1, 2007, entered into between Cole So Las Vegas NY, Inc, as landlord, and Station Casinos, Inc. as tenant, which lease was assigned to Borrower on June 16, 2011 the lease pertains to the offices at 1505 Pavilion Center Drive, Las Vegas, NV.	$41,800,000	$39,252,548.64

Improvement District No. 108 Assessment No. 7502 APN No. 164-01-21-0004		$18,450

Improvement District No. 108 Assessment No. 7572 APN No. 164-01-21-0004		$81,532

Schedule 5.05

Schedule 5.08(f)
Real Property Leases

Material Real Property Leases

A.    Boulder Station

1.   Eastgate Theater:  That certain Lease dated December 9, 1994, between NP Boulder Station LLC, as successor in interest to Boulder Station, Inc., as landlord, and Eastgate Theatre, Inc., as tenant, as amended by that certain First Lease Amendment, dated September 11, 2009.1

2.   Las Vegas Auto Spa:  That certain Sublease dated December 1, 2002, between NP Boulder Station LLC, as successor in interest to Boulder Station, Inc., as lessor, and Auto Spa, LLC (“Auto Spa”), as tenant, as assigned by Auto Spa to Nevada West Investments, Inc. pursuant to that certain Consent to Assignment of Sublease dated December 1, 2002, as amended by that certain First Amendment, dated July 1, 2006 and further amended by that certain Second Amendment, dated May 1, 2011.

3.   Children’s Choice:  That certain Ground Lease Agreement dated June 18, 1999, between NP Boulder Station LLC, as successor in interest to Boulder Station, Inc., as landlord, and Children’s Choice Nevada Property, L.L.C., as tenant.

B.    Fiesta Henderson

1.      Tenant Regal Cinemas, Inc., a Tennessee corporation (“Tenant”), as tenant, and NP Lake Mead LLC, a Nevada limited liability company, as successor in interest to Lake Mead Station, Inc., a Nevada corporation (“Landlord”), as landlord, entered into a lease dated February 8, 2006, as amended by that certain Addendum dated February 8, 2006  and executed by Eastgate Theatre, Inc., Sunset Station, Inc., Boulder Station, Inc. and Texas Station, LLC, further amended by that certain First Amendment to Lease dated January 9, 2008, further amended by that certain Confirmation of Commencement Date letter agreement signed on November 12, 2007 and December 12, 2007, and further amended by that certain Second Lease Amendment dated September 11, 2009 (as amended, the “Lease”), pursuant to which Landlord leased to Tenant a portion of the Property more particularly described in the Lease.  A Memorandum of Lease dated February 8, 2006 with respect to the Lease was recorded as Instrument No. 20060310-0003824 in the Official Records of Clark County, Nevada.2

C.  Palace Station

None.

D.  Red Rock Casino

1.   Yard House:  That certain Sublease Agreement dated September 11, 2009, between NP Red Rock LLC, as successor in interest to Charleston Station, LLC, as landlord, and Yard House Summerlin, LLC, as successor in interest to Yard House USA, Inc., d/b/a Yard House Restaurant, as tenant.

1  Real Property Lease does not constitute a Material Real Property Lease.

2  Real Property Lease does not constitute a Material Real Property Lease.

Schedule 5.08(f)

2.   Regal Cinemas:  That certain Lease dated August 31, 2004, between NP Red Rock LLC, as successor in interest to Charleston Station, LLC, as landlord, and Regal Cinemas, Inc., as tenant, as amended by that certain First Lease Amendment dated September 11, 2009.3

E.  Santa Fe

NP SANTA FE LLC, a Nevada limited liability company, as successor in interest to Santa Fe Station, Inc., a Nevada corporation (“Landlord”) has leased a portion of the Premises to Century Theatres, Inc., a California corporation (“Tenant”), pursuant to that certain agreement captioned “Lease”, dated March 23, 2004, executed by and between Landlord and Tenant, as amended from time to time (the “Lease”), notice of which is given by the Memorandum of Lease recorded with the Clark County Recorder (Clark County, Nevada) on September 12, 2005 as Document Number 20050912-0003415.4

F.   Sunset Station

1.   Eastgate Theatre:  That certain Lease dated December 9, 1994, between NP Sunset LLC, as successor in interest to Sunset Station, Inc., as landlord, and Eastgate Theatre, Inc., as tenant, as amended by that certain First Lease Amendment dated December 3, 2008, further amended by that certain Second Lease Amendment dated April 14, 2004 and further amended by that certain Third Lease Amendment, dated September 11, 2009.5

2.   Children’s Choice:  That certain Ground Lease Agreement dated June 18, 1999, between NP Sunset LLC, a successor in interest to Sunset Station, Inc., as landlord, and Children’s Choice Nevada Property, L.L.C., as tenant, as amended.

G.  Texas Station

1.   Children’s Choice:  That certain Ground Lease Agreement dated June 18, 1999, between NP Texas LLC, as successor in interest to Texas Station, Inc., as landlord, and Children’s Choice Nevada Property, L.L.C., as tenant, as amended.

2.    Eastgate Theater:  That certain lease between the predecessor to NP Texas LLC and the predecessor to Eastgate Theatre, Inc., dated December 9, 1994, as amended by that certain Contingency Agreement dated December 9, 1994, further amended by that certain Amendment No. 1 dated January 31, 1995, further amended by that certain letter agreement dated February 20, 1995, further amended by that certain Termination of Contingency Agreement dated December 14, 1995, further amended by that certain Second Amendment to Lease dated October 12, 1996, and further amended by that certain Third Lease Amendment dated September 11, 2009.6

H.    Green Valley Ranch

1.   Regal Cinemas:  That certain Lease dated May 9, 2001, between Station GVR Acquisition, LLC, as successor in interest to Green Valley Ranch Gaming, LLC, as landlord, and Regal

3  Real Property Lease does not constitute a Material Real Property Lease.

4  Real Property Lease does not constitute a Material Real Property Lease.

5  Real Property Lease does not constitute a Material Real Property Lease.

6  Real Property Lease does not constitute a Material Real Property Lease.

Schedule 5.08(f)

Cinemas, Inc., as tenant, as amended by that certain First Lease Amendment dated September 11, 2009.7

Material Defaults under Material Real Property Leases

None.

Prepayment of Material Real Property Leases.

No rent under any Material Real Property Lease has been paid more than one (1) month in advance of its due date.

7  Real Property Lease does not constitute a Material Real Property Lease.

Schedule 5.08(f)

Schedule 5.10(b)

Tax Return Audits

NONE

Schedule 5.10(b)

Schedule 5.12
Subsidiaries and Other Equity Investments

I.    Borrower

Borrower	Jurisdiction of Formation	Holders of ownership interests of Borrower	Ownership interests pledged?
Station Casinos LLC	Nevada	Station Holdco LLC (100% economic non-voting) Station Voteco LLC (100% non-economic voting)	Yes

II.  Subsidiaries of Borrower

Name of Subsidiary	Jurisdiction of Formation	Holder(s) of ownership interests (and percentage of ownership)	Native American Subsidiary (Yes/No)	Ownership interests of Subsidiary pledged (Yes/No)	Immaterial Subsidiary	Restricted or Unrestricted Subsidiary
NP Auburn Development LLC	California	NP Opco LLC (100%)	No	Yes	Yes	Restricted
NP Centerline Holdings LLC	Nevada	NP Opco LLC (100%)	No	Yes	No	Restricted
NP Durango LLC	Nevada	NP Opco LLC (100%)	No	Yes	No	Restricted
NP FH Excess LLC	Nevada	NP Opco LLC (100%)	No	Yes	Yes	Restricted
NP Fiesta LLC	Nevada	NP Opco LLC (100%)	No	Yes	No	Restricted
NP Fresno Land Acquisitions LLC	California	NP Opco LLC (100%)	No	Yes	Yes	Restricted
NP Gold Rush LLC	Nevada	NP Opco LLC (100%)	No	Yes	Yes	Restricted
NP Green Valley LLC	Nevada	NP Opco LLC (100%)	No	Yes	Yes	Restricted
NP Hanger Leaseco LLC	Nevada	NP Opco LLC (100%)	No	Yes	Yes	Restricted
NP Horizon	Nevada	NP Opco LLC	No	Yes	Yes	Restricted

Schedule 5.12

Name of Subsidiary	Jurisdiction of Formation	Holder(s) of ownership interests (and percentage of ownership)	Native American Subsidiary (Yes/No)	Ownership interests of Subsidiary pledged (Yes/No)	Immaterial Subsidiary	Restricted or Unrestricted Subsidiary
Park LLC		(100%)
NP Inspirada LLC	Nevada	NP Opco LLC (100%)	No	Yes	No	Restricted
NP Lake Mead LLC	Nevada	NP Opco LLC (100%)	No	Yes	No	Restricted
NP LML LLC	Nevada	NP Opco LLC (100%)	No	Yes	Yes	Restricted
NP Magic Star LLC	Nevada	NP Opco LLC (100%)	No	Yes	Yes	Restricted
NP Mt. Rose LLC	Nevada	NP Opco LLC (100%)	No	Yes	No	Restricted
NP Northern NV Acquisitions LLC	Nevada	NP Opco LLC (100%)	No	Yes	Yes	Restricted
NP Past Enterprises LLC	Nevada	NP Opco LLC (100%)	No	Yes	Yes	Restricted
NP Rancho LLC	Nevada	NP Opco LLC (100%)	No	Yes	Yes	Restricted
NP Reno Convention Center LLC	Nevada	NP Opco LLC (100%)	No	Yes	No	Restricted
NP River Central LLC	Nevada	NP Opco LLC (100%)	No	Yes	Yes	Restricted
NP ROTMA LLC	Nevada	NP Opco LLC (100%)	No	Yes	Yes	Restricted
NP Santa Fe LLC	Nevada	NP Opco LLC (100%)	No	Yes	No	Restricted
NP Sonoma Land Holdings LLC	California	NP Opco LLC (100%)	Yes	Yes	No	Restricted
NP Steamboat LLC	Nevada	NP Opco LLC (100%)	No	Yes	No	Restricted

Schedule 5.12

Name of Subsidiary	Jurisdiction of Formation	Holder(s) of ownership interests (and percentage of ownership)	Native American Subsidiary (Yes/No)	Ownership interests of Subsidiary pledged (Yes/No)	Immaterial Subsidiary	Restricted or Unrestricted Subsidiary
NP Sunset Lindell LLC	Nevada	NP Opco LLC (100%)	No	Yes	Yes	Restricted
NP Texas LLC	Nevada	NP Opco LLC (100%)	No	Yes	No	Restricted
NP Town Center LLC	Nevada	NP Opco LLC (100%)	No	Yes	No	Restricted
SC Butte Development, LLC	California	NP Opco LLC (100%)	No	Yes	Yes	Restricted
SC Butte Management, LLC	California	NP Opco LLC (100%)	No	Yes	Yes	Restricted
SC Madera Development, LLC	California	NP Opco LLC (100%)	Yes	Yes	No	Restricted
SC Madera Management, LLC	California	NP Opco LLC (100%)	Yes	Yes	No	Restricted
SC Michigan, LLC	Nevada	NP Opco LLC (100%)	Yes	Yes	No	Restricted
SC Rancho Development, LLC	Nevada	NP Opco LLC (100%)	No	Yes	Yes	Restricted
SC Sonoma Development, LLC	California	NP Opco LLC (100%)	Yes	Yes	No	Restricted
SC Sonoma Management, LLC	California	NP Opco LLC (100%)	Yes	Yes	No	Restricted
Sonoma Land Acquisition Company, LLC	California	NP Opco LLC (100%)	Yes	Yes	Yes	Restricted
NP Opco Holdings LLC	Nevada	Station Casinos LLC (100%)	No	Yes	No	Restricted

Schedule 5.12

Name of Subsidiary	Jurisdiction of Formation	Holder(s) of ownership interests (and percentage of ownership)	Native American Subsidiary (Yes/No)	Ownership interests of Subsidiary pledged (Yes/No)	Immaterial Subsidiary	Restricted or Unrestricted Subsidiary
NP Opco LLC	Nevada	NP Opco Holdings LLC (100%)	No	Yes	No	Restricted
NP Losee Elkhorn Holdings LLC	Nevada	Station Casinos LLC (100%)	No	Yes	Yes	Restricted
Station Development, LLC	California	NP Opco LLC (100%)	No	Yes	Yes	Restricted
NP Palace LLC	Nevada	Station Casinos LLC (100%)	No	Yes	No	Restricted
NP Red Rock LLC	Nevada	Station Casinos LLC (100%)	No	Yes	No	Restricted
Station GVR Acquisition, LLC	Nevada	NP Opco LLC (100%)	No	Yes	No	Restricted
CV PropCo, LLC	Nevada	NP Landco Holdco LLC (100%)	No	No	N/A	Unrestricted
NP Boulder LLC	Nevada	Station Casinos LLC (100%)	No	Yes	No	Restricted
NP Tropicana LLC	Nevada	NP Landco Holdco LLC (100%)	No	No	N/A	Unrestricted
NP IP Holdings LLC	Nevada	Station Casinos LLC (100%)	No	Yes	No	Restricted
NP Landco Holdco LLC	Nevada	Station Casinos LLC (100%)	No	Yes	N/A	Unrestricted
NP Development LLC	Nevada	Station Casinos LLC (100%)	No	Yes	Yes	Restricted
Station California, LLC	California	NP Opco LLC (100%)	No	Yes	Yes	Restricted
SC SP Holdco LLC	Nevada	NP Opco LLC (100%)	No	Yes	Yes	Restricted
NP Sunset LLC	Nevada	Station Casinos LLC (100%)	No	Yes	No	Restricted

Schedule 5.12

Name of Subsidiary	Jurisdiction of Formation	Holder(s) of ownership interests (and percentage of ownership)	Native American Subsidiary (Yes/No)	Ownership interests of Subsidiary pledged (Yes/No)	Immaterial Subsidiary	Restricted or Unrestricted Subsidiary
SC Interactive Investor LLC	Nevada	NP Opco LLC (100%)	No	Yes	N/A	Unrestricted
SC SP 1 LLC	Nevada	SC SP Holdco LLC (100%)	No	No	Yes	Restricted
SC SP 2 LLC	Nevada	SC SP Holdco LLC (100%)	No	No	Yes	Restricted
SC SP 3 LLC	Nevada	SC SP Holdco LLC (100%)	No	No	Yes	Restricted
SC SP 4 LLC	Nevada	SC SP Holdco LLC (100%)	No	No	Yes	Restricted
SC SP 5 LLC	Nevada	SC SP Holdco LLC (100%)	No	No	Yes	Restricted
Fertitta Interactive LLC	Delaware	SC Interactive Investor LLC (50.1%)	No	No	N/A	Unrestricted
Fertitta Acquisitionco LLC	Delaware	Fertitta Interactive LLC (95%)	No	No	N/A	Unrestricted

Schedule 5.12

Schedule 5.15(a)
Intellectual Property

NONE

Schedule 5.15(a)

Schedule 5.15(c)
Data Security

NONE

Schedule 5.15(c)

Schedule 5.17
Insurance

The following is a true, complete and correct description of all insurance maintained by or on behalf of the Borrower and the other Loan Parties as of the Closing Date:

[Please see attached.]

Schedule 5.17

Cragin & Pike

INSURANCE SUMMARY

Prepared for

Station Casinos LLC

Presented by

Greg McKinley

Cragin & Pike

2603 W. Charleston Blvd.

Las Vegas, NV  89102

(702) 877-1111

NAMED INSURED SCHEDULE

Important information about Named Insureds

Schedule 5.17

Cragin & Pike

The first named insured is given certain rights and responsibilities by the policy contract language.  If more than one insured is named, the one intended to receive these rights and responsibilities should be named first.

All legal entities or individuals owning property or involved in the business operations to be insured must be specifically named to be covered.  All changes in ownership must be reported to us immediately.  The coverage’s outlined in the summary apply only to those entities identified below.

Named Insured:	Station Casinos LLC

GVR Holdco 1 LLC
Station GVR Acquisition, LLC

NP Opco Holdings LLC
NP Opco LLC
Station Development, LLC
NP Auburn Development LLC
NP Centerline Holdings LLC
NP Durango LLC
NP FH Excess LLC
NP Fiesta LLC
NP Fresno Land Acquisitions LLC
NP Gold Rush LLC
NP Green Valley LLC
NP Hanger Leaseco LLC
NP Horizon Park LLC
NP Inspirada LLC
NP Lake Mead LLC
NP LML LLC
NP Magic Star LLC
NP Mt. Rose LLC
NP Northern NV Acquisitions LLC
NP Past Enterprises LLC
NP Rancho LLC
NP Reno Convention Center LLC
NP River Central LLC
NP ROTMA LLC
NP Santa Fe LLC
NP Sonoma Land Holdings LLC

Schedule 5.17

Cragin & Pike

NAMED INSURED SCHEDULE, CONTINUED

NP Steamboat LLC

NP Sunset Lindell LLC

NP Texas LLC

NP Town Center LLC

SC Butte Development, LLC

SC Butte Management, LLC

SC Madera Development, LLC

SC Madera Management, LLC

SC Michigan, LLC

SC Rancho Development, LLC

SC Sonoma Development, LLC

SC Sonoma Management, LLC

Sonoma Land Acquisition Company, LLC

And subsidiary, affiliated, associated or allied companies, corporations, firms, or organizations as now or hereafter constituted for which the named insured has a controlling interest and has the responsibility of placing insurance and for which coverage is not otherwise specifically provided.

Additional Named Insureds associated with Renovation Project exposure on Property Program:

“Owner or General Contractor and Subcontractors, Sub Subcontractors, and material men, as their interests may appear.”

Schedule 5.17

Cragin & Pike

LOCATION SCHEDULE

Loc. #	Location Description	Ownership Entity

4	Texas Station Hotel and Casino 2101 Texas Star Lane, Las Vegas, NV 89030	NP Opco LLC
6	Barley’s Casino and Brewing Co. 4500 East Sunset Road, Las Vegas, NV 89121	NP Opco LLC
12	Durango Site – Real Estate Property – (26 acres) Pharaoh’s Mountain, Parcels 17605601, 002 003, 011, 012, 013, 014 & 015, Las Vegas, NV	NP Opco LLC
13	Real Estate Property – (42 acres) Adjacent to Rhodes Ranch – Pharaoh’s Mountain, Las Vegas, NV	NP Opco LLC
14	Santa Fe Hotel & Casino 4949 N. Rancho Drive, Las Vegas, NV 89130	NP Opco LLC
15	Vacant Land – (60 acres) W. Flamingo & Towncenter Drive, Summerlin, NV	NP Opco LLC
16	Fiesta Rancho Hotel & Casino 2400 N. Rancho Drive, Las Vegas, NV 89130	NP Opco LLC
17	Fiesta Henderson Hotel & Casino 777 West Lake Mead Drive, Henderson, NV 89015	NP Opco LLC
18	NDOT Right-of-Way Lease – (0.22 acres – Fiesta Henderson) Lake Mead Drive & Reserve Blvd., Henderson, NV	NP Opco LLC
19	Green Valley Ranch Station Casino 2300 Paseo Verde, Henderson, NV 89012	GVR Holdco 1 LLC
20	Vacant Land Parcel (Athens A) – (50 acres) Intersection of Athens & Industrial Road, Placer County, Lincoln CA	NP Opco LLC
22	Vacant Land – (90 acres) Section 4, Township 11 North, Range 6 East, Lincoln, CA	NP Opco LLC
23	Wildfire Casino 1901 N. Rancho Drive, Las Vegas, NV 89106	NP Opco LLC

Schedule 5.17

Cragin & Pike

LOCATION SCHEDULE, CONTINUED

Loc. #	Location Description	Ownership Entity

46	Wildfire Boulder (Magic Star Casino) 2000 S. Boulder Hwy, Henderson, NV	NP Opco LLC
47	Wildfire Sunset 1195 W. Sunset Road, Henderson, NV	NP Opco LLC
49	Castaways – (Vacant Land – 30.3 acres) Freemont Street, Henderson, NV	NP Opco LLC
50	Reno Land – Steamboat (Vacant Land – 100.16 acres) Parcels 017-011-02; 017-011-03; 017-011-20; 017-011-21; 017-011-23 Geiger Road & South Virginia Rd, Reno, NV	NP Opco LLC
68	Horizon Trailer Park – (Boulder) (Real Estate Prop – 8 acres) 2950 S. Sandhill, LV, NV	NP Opco LLC
72	Reno Land (Convention Center)– (7.96 Acres) Intersection of US HWY 395 & Mt Rose Hwy, Washoe County, NV	NP Opco LLC
73	CA Land (Graton) – (321.83 Acres) (5) Parcels, Sonoma County CA	NP Opco LLC
74	CA Land (Graton)– (271 Acres) 4600 Langer Ave and 5000 Whistler Ave,, Rhonert Park, CA	NP Opco LLC
78	Greens Café 2241 N. Green Valley Pkwy, LV	NP Opco LLC
82	Hangar 5220 Haven Street, Las Vegas, NV,	NP Opco LLC
85	Wildfire Lanes & LRO (Strip Mall) 4565 E. Sunset Road, Henderson, NV	NP Opco LLC
86	Vacant Land – )10.26 Acres) E. of the SE Corner of Sunset & Lindell, Las Vegas, NV	NP Opco LLC

Schedule 5.17

Cragin & Pike

LOCATION SCHEDULE, CONTINUED

Loc. #	Location Description	Ownership Entity

89	Vacant Land (Castaways - 3.58 Acres) 2960 Fremont Street, Las Vegas, NV	NP Opco LLC
91	Lake Mead Lounge - 846 E. Lake Mead Parkway, Henderson, NV	NP Opco LLC
92	LRO (Reno Shopping Center) – 4555 S. Virginia Road, Reno, NV	NP Opco LLC
99	Mechoopda Land for Chico Tribe (650 Acres) NE Corner of 99 & 149 (Parcels: 038-150-026 & 041-198-020) Chico, CA	NP Opco LLC
100	Madera Land for Northfork of Mono Tribe (305.49 Acres) - (Parcels: 033-030-010, 033-030-013, 033-030-014, 033-030-015 & 030-030-017), Mardra County, CA	NP Opco LLC
101	LRO (Reno Shopping Center) 4145 S. Virginia Street, Reno, NV	NP Opco LLC
102	CA Land (Graton) – 5 Acres Vacant Parcel #045-077-015, Park Court, Rohnert Park, CA	NP Opco LLC
104	CA Land (Graton)- .23 Acres 4630 Labath Avenue, Santa Rosa, CA	NP Opco LLC
105	CA Land (Graton) - .35 Acres 186 Wilfred Land, Santa Rosa, CA	NP Opco LLC
107	CA Land (Graton) - .98 Acres 148 Wilfred Avenue, Santa Rosa, CA	NP Opco LLC
109	Vacant Land – 83.61 Acres Parcels: #049-392-11; 049-392-12: 049-392-13 & 017-011-05 Reno, NV	NP Opco LLC

Schedule 5.17

Cragin & Pike

LOCATION SCHEDULE, CONTINUED

Loc. #	Location Description	Ownership Entity

113	Vacant Land (Reno Shopping Center) - .47 Acres 4135 S. Virginia Street, Reno, NV	NP Opco LLC
114	Vacant Land – Inspirada - 45.74 Acres Parcel 11 & 29 in Inspirada, Henderson, NV	NP Opco LLC
115	LRO (Reno Shopping Center) 4101 S. Virginia Street, Reno, NV	NP Opco LLC
118	CA Land (Graton) – 1.49 Acres 152 Wilfred Lane, Santa Rosa, CA 94507	NP Opco LLC
119	Vacant Land (Reno Shopping Center) - .074 Acres 4455 S. Virginia Street, Reno, NV	NP Opco LLC
121	LRO (Reno Shopping Center) 180 W. Peckham Lane, Reno, NV	NP Opco LLC
122	LRO (Marinello Beauty School) 4451 E. Sunset Road, Henderson, NV	NP Opco LLC
129	CA Land (Graton) 4646 Labath Avenue , Santa Rosa, CA	NP Opco LLC
131	Mini Storage – Wildfire Sunset 1101 Stufflebean Avenue, Henderson, NV	NP Opco LLC
133	CA Land (Graton) 170 Wilfred Avenue , Santa Rosa, CA	NP Opco LLC
134	CA Land (Graton) 150 Wilfred Avenue , Santa Rosa, CA	NP Opco LLC
135	NDOT Right-of-Way Lease – (1.69 acres – Wildfire Casino - Boulder) Boulder Highway, Henderson, NV	NP Opco LLC

Schedule 5.17

Cragin & Pike

PROPERTY INSURANCE

Property coverage protects against loss of, or damage to property owned by your business or used in your operations, subject to all policy terms, conditions, and exclusions.  Buildings, furniture and fixtures, machinery, raw stock and finished goods all fall within this category.

EXPOSURE

Location	Building/Signs	Contents	Bus. Income	Total

#4 Texas Station - 2101 Texas Star Lane (HPR)	196,299,350	68,452,550	38,623,000	303,374,900
#6 Barley’s Casino - 4500 E. Sunset Rd	408,250	11,355,350	8,633,000	20,396,600
#12 Pharoah Mtn - Durnago Site		35,000		35,000
#14 Santa Fe - 4949 N. Rancho Dr. (HPR)	268,916,000	97,209,850	98,896,000	465,021,850
#16 Fiesta Rancho - 2400 N. Rancho Dr., (HPR)	67,966,000	23,608,100	22,939,000	114,513,100
#17 Fiesta Henderson - 777 W. Lake Mead (HPR)	137,474,000	52,290,100	30,463,000	220,227,100
#19 Green Valley Ranch - 2500 Pasoe Verde (HPR)	423,841,195	128,415,000	122,517,000	674,773,195
#23 Wildfire Rancho - 1901 N. Rancho Rd	4,311,800	3,370,600	3,957,000	11,639,400
#46 Wildfire Boulder - 2000 S. Boulder Hwy, LV	1,962,650	3,389,700	2,319,000	7,671,350
#47 Wildfire Sunset - 1195 W. Sunset Rd., Henderson	1,100,200	2,371,650	1,813,000	5,284,850
#78 Greens Café - 2241 N. Green Valley Pkwy, LV		1,155,000	830,000	1,985,000
#82 Hangar - 5220 Haven Street, LV	5,452,750	115,500		5,568,250
#85 Wildfire Lanes - 4565 E. Sunset Rd., Henderson	15,120,000	3,500,000	6,278,000	24,898,000
#91 Lake Mead Lounge - 846 E. Lake Mead Pkwy	831,600	438,900	457,000	1,727,500
#92 Real Estate - 4555 S. Virginia Street, Reno	500,000		Incl in Loc #106	500,000

Schedule 5.17

Cragin & Pike

PROPERTY INSURANCE, CONTINUED

Property coverage protects against loss of, or damage to property owned by your business or used in your operations, subject to all policy terms, conditions, and exclusions.  Buildings, furniture and fixtures, machinery, raw stock and finished goods all fall within this category.

EXPOSURE

Location	Building/Signs	Contents	Bus. Income	Total
#101 Real Estate - 4145 S. Virginia Street, Reno	525,000		Incl in Loc #106	525,000
#113 Real Estate - 4135 S. Virgina Street, Reno	525,000		Incl in Loc #106	525,000
#115 Real Estate - 4101 S. Virginia Street, LV	525,000		Incl in Loc #106	525,000
#122 Real Estate - 4451 E. Sunset Rd., Henderson	1,250,000		Incl in Loc #106	1,250,000
#131 Leased Space - 1101 Stufflebean Avenu, LV		100,000		100,000

Total	$1,127,008,795	$395,807,300	$337,725,000	$1,860,541,095

Schedule 5.17

Cragin & Pike

PROPERTY INSURANCE, CONTINUED

POLICY LIMIT:  $1,000,000,000

In no event shall liability under this policy arising out of one occurrence exceed the policy limit stated above.  Nor shall liability in any one occurrence for any one Building, any one Structure or Business Personal Property at any one location exceed 150% of the individually stated value for such property as shown in the latest Statement of Values or other documentation on file with the Company, nor shall liability exceed any specific Limit of Insurance applying to any insured loss, coverage or location(s).

All limits below are per occurrence unless otherwise stated.

PROPERTY COVERAGES	LIMITS

BUILDINGS	Included in policy limit
BUSINESS PERSONAL PROPERTY (EXCLUDING PROPERTY OF OTHERS)	Included in policy limit
BUSINESS INCOME – (18 Months)	$337,725,000
MAXIMUM DAILY LIMIT	$500,000
ORDINARY PAYROLL – 120 DAYS	Included
EXTENDED BUSINESS INCOME	365 Days
CIVIL AUTHORITY	30 Days
DEPENDENT PROPERTY	$100,000
ORDINANCE OR LAW-INCREASED PERIOD OF RESTORATION	$250,000
NEWLY ACQUIRED LOCATIONS (NUMBER OF DAYS 120)	$500,000
UNDESCRIBED PREMISES	$100,000
CLAIM DATA	$25,000
EXTRA EXPENSE	$10,000,000
CIVIL AUTHORITY	30 Days
DEPENDENT PROPERTY	$50,000
ORDINANCE OR LAW-INCREASED PERIOD OF RESTORATION	$50,000
NEWLY ACQUIRED LOCATIONS (NUMBER OF DAYS 120)	$50,000
UNDESCRIBED PREMISES	$50,000
CLAIM DATA	$25,000
ELECTRONIC DATA PROCESSING EQUIPMENT & ELECTRONIC DATA PROCESSING DATA & MEDIA	$25,000,000
ACCOUNTS RECEIVABLE	$25,000,000
VALUABLE PAPERS	$25,000,000
FINE ARTS	$2,585,000
MAXIMUM PER ITEM LIMIT (per Schedule on File)	$50,000
NEWLY CONSTRUCTED OR ACQUIRED PROPERTY
AT ANY ONE BUILDING	$25,000,000
NUMBER OF DAYS	120

Schedule 5.17

Cragin & Pike

PROPERTY INSURANCE, CONTINUED

PROPERTY COVERAGES, CONTINUED	LIMITS

OUTDOOR PROPERTY INCLUDING DEBRIS REMOVAL	$1,000,000
TREES, SHRUBS & PLANTS MAXIMUM ANY ONE ITEM	$5,000
PERSONAL EFFECTS OF OFFICERS & EMPLOYEES	$100,000
COVERED PROPERTY AT UNDESCRIBED PREMISES	$1,000,000
COVERED PROPERTY IN TRANSIT	$5,000,000
DEBRIS REMOVAL (ADDITIONAL)	$250,000
POLLUTANT CLEANUP & REMOVAL (AGGREGATE IN ANY ONE POLICY YEAR)	$100,000
CLAIM DATA EXPENSE	$50,000
BUILDING ORDINANCE OR LAW
LOSS TO UNDAMAGED PORTION	$10,000,000
DEMOLITION	Included
INCREASED COST OF CONSTRUCTION	Included
EARTHQUAKE, VOLCANIC ERUPTION, LANDSLIDE & MINE SUBSIDENCE-AGGREGATE IN ANY ONE POLICY YEAR
OCCURRING IN ALASKA HAWAII OR PUERTO RICO	Not Covered
OCCURRING IN CALIFORNIA	Not Covered
OCCURRING IN COUNTIES IDENTIFIED AS HIGH & MODERATE
HAZARD COUNTIES AS PER MS C6 09	Not Covered
OCCURRING IN COVERED TERRITORY OTHER THAN ABOVE	$50,000,000
FLOOD – AGGREGATE IN ANY ONE POLICY YEAR:	$50,000,000
OCCURRING AT ALL INSURED PREMISES, EXCEPT ZONES
PREFIXED A OR V AS CLASSIFIED UNDER THE NATIONAL
FLOOD INSURANCE PROGRAM
LIMITED “FUNGUS,” WET ROT, DRY ROT & BACTERIA COVERAGE
DIRECT DAMAGE AGGREGATE IN ANY ONE POLICY YEAR	$100,000
BUSINESS INCOME & EXTRA EXPENSE NUMBER OF DAYS	30 Days
RENOVATION PROJECTS
MAXIMUM AT ANY ONE RENOVATION SITE:	$20,000,000
MAXIMUM AT ALL RENOVARION SITES:	$20,000,000
RENOVATION PROPERTY AT TEMPORARY STORAGE LOC:	$100,000
RENOVATION PROPERTY IN TRANSIT:	$100,000

CONTRACTORS EQUIPMENT IN ANY ONE OCCURRENCE	$100,000
NEWLY ACQUIRED CONTRACTORS EQUIPMENT	$100,000
EQUIPMENT RENTAL EXPENSE	$100,000

ERRORS & OMISSIONS	$500,000

Schedule 5.17

Cragin & Pike

PROPERTY INSURANCE, CONTINUED

PROPERTY COVERAGES, CONTINUED	LIMITS

INGRESS & EGRESS-TIME ELEMENT	$5,000,000
UTILITY SERVICES
DIRECT DAMAGE, INCLUDING BOILER & MACHINERY	$10,000,000
TIME ELEMENT, INCLUDING BOILDER & MACHINERY	$10,000,000
PRIZE GIVE-A-WAYS	$100,000

LIMITED TERRORISM CAUSE OF LOSS COVERAGE CERTIFIED ACTS & OTHER ACTS OF TERRORISM, AGGREGATE IN ANY ONE POLICY YEAR	$400,000,000

DEDUCTIBLES

BUSINESS INCOME COVERAGE	24 Hours
EXTRA EXPENSE COVERAGE	24 Hours
EARTHQUAKE, VOLCANIC ERUPTION, LANDSLIDE & MINE SUBSIDENCE (AS RESPECTS TO BUSINESS INCOME & EXTRA EXPENSE, THE DEDUCTIBLE IS INCLUDED)	$250,000
FLOOD (AS RESPECTS TO BUSINESS INCOME & EXTRA EXPENSE, THE DEDUCTIBLE IS INCLUDED)	$250,000
CONTRACTORS EQUIPMENT	$5,000
TO ANY OTHER COVERED LOSS	$50,000
UTILITY SERVICES-TIME ELEMENT	24 Hours

Schedule 5.17

Cragin & Pike

BOILER & MACHINERY COVERAGE

This coverage expands the property insurance to include explosion and mechanical breakdown of insured equipment, subject to all policy terms, exclusions and conditions.

The following coverage’s and limits apply to all locations listed on the Schedule of Covered Locations.

Coverage’s/Limits:
All coverage’s combined, maximum in any one accident	$100,000,000
Property Damage, in any one accident	Included
Business Income, in any one accident	Included
Extra Expense, in any one accident	Included
Expediting Expenses, any one accident	$100,000
Hazardous Substance, in any one accident
Ammonia Contamination	$100,000
Any other substance	$100,000
Water Damage, in any one accident	$100,000
Consequential Damage, in any one accident	$100,000

Deductibles:
Direct Damage, any one accident	$50,000
Business Income, any one accident	24 Hours
Extra Expense, any one accident	24 Hours
Utility Services – Time Element, any one accident	24 Hours

Form:                   Extended Comprehensive Policy form (including production machines), covering such objects as boilers, fired vessels, unfired vessels, hot water heaters, electric steam generators, boiler piping, valves, fittings, traps and separators, refrigeration systems, air conditioning units, air conditioning and refrigeration vessels, coils and piping that contain refrigerant, deep well pump units, motors, engines, compressors, miscellaneous machines, transformers, induction feeder regulators, miscellaneous electrical apparatus, production and process equipment and computer equipment that is used to operate an insured object.

Exclusions:                      Refer to Policy form for complete list

Exclusion of Nuclear Hazard, War, Military Action, Electronic Vandalism & Pathogenic or Poisonous Biological or Chemical Materials

Exclusion-Certain Computer Related Losses due to dates or times

Exclusion of Certified Acts & Other Acts of Terrorism (with limited Terrorism Coverage)

Fungus, Wet Rot, Dry Rot, & Bacteria Exclusion

Computer Virus Exclusion

Programming Errors or Omissions Exclusion

Schedule 5.17

Cragin & Pike

GENERAL LIABILITY COVERAGE

Commercial General Liability coverage form:

This coverage protects your business from third party claims arising from alleged bodily injury, personal injury or property damage liability, subject to all policy terms, exclusions and conditions.  It provides coverage for services you render or products you sell.  Damage payments can include judgments, attorney fees, court costs, and other related expenses.

The charge made for this coverage is based on your annual sales, payroll, number of employees, square footage or acreage occupied, leased or owned.  A schedule of exposure bases used for each location follows.  The common terms and conditions are shown below:

Coverage’s/Limits:	$ 2,000,000	General Aggregate
	$ 2,000,000	Products/Completed Operations Aggregate
	$ 1,000,000	Personal and Advertising Injury
	$ 1,000,000	Bodily Injury/Property Damage - Per Occurrence
	$ 100,000	Fire Damage Legal Liability - any one fire
	Excluded	Medical Expense - any one person
	$ 2,000,000	Liquor Liability - Aggregate Limit
	$ 1,000,000	Liquor Liability - Each Common Cause Limit

	$ 1,000,000	Spa Liability (Hospitality Professional Liability)
Green Valley Ranch Station Casino
Red Rock Casino Hotel & Spa

Self-Insured Retention:	$ 350,000	Per Occurrence
	$ 25,000	Applies to the following locations:

(Barleys Casino; Wildfire Casino; Wildfire Boulder; Wildfire Sunset; Greens Café; Wildfire Lanes & Lake Mead Lounge)

FORM EXTENDED TO INCLUDE:	Per Location Endorsement
Blanket Additional Insured (as required by contract)

NOTE: General Liability is rated by number of Rooms.   Any additional rooms added will be adjusted by Audit at end of policy term.

Schedule 5.17

Cragin & Pike

GENERAL LIABILITY COVERAGE, CONTINUED

Employee Benefits Liability (Claims Made) coverage form:

This form provides protection from third party claims arising from alleged improper administration of employee benefits plans, subject to all policy terms, conditions and exclusions.  The coverage is written on a Claims Made Form.

Coverage/Limits:	$ 1,000,000.	Each Claim Limit
	$ 2,000,000.	Aggregate Limit

Deductible:	$ 250,000	Per Claim

Retro Date:	June 1, 1998

Exclusions:	Refer to Policy form for a complete list

Schedule 5.17

Cragin & Pike

BUSINESS AUTOMOBILE INSURANCE

This insurance protects your business from third party claims arising from the ownership, maintenance or use of a vehicle, and protection for accidental loss of, or destruction of the insured auto by certain causes of loss, subject to all policy terms, conditions, and exclusions.  Liability coverage provides for damages you are legally obligated to pay, as the result of bodily injury or property damage, caused by an accident.  Selected Physical Damage coverages pertain to damage to a covered auto.

COVERAGE	LIMIT OF INSURANCE
Owned Automobiles

Liability - Bodily Injury and Property Damage Combined Single Limit	$ 1,000,000.

Uninsured/Underinsured Motorist - Bodily Injury	1,000,000.

Medical Payments, per person	Excluded

Physical Damage - Per Attached Schedule

Non-Owned Automobiles

Liability - Bodily Injury and Property Damage Combined Single Limit	1,000,000.

Hired Automobiles

Liability - Bodily Injury and Property Damage Combined Single Limit	1,000,000.

Physical Damage - Maximum Per Vehicle Comprehensive Deductible Collision Deductible	100,000. 100. 1,000.

AUTO LIABILITY DEDUCTIBLE: $ 10,000. - per accident

AUTO COMPREHENSIVE & COLLISON DEDUCTIBLE:  Based on Cost of Vehicles

$1 - $ 49,999	$ 1,000 Comp / $ 1,000 Coll. Deductibles
$ 50,000 - $ 99,999	$ 2,500 Comp / $ 2,500 Coll. Deductibles
$ 100,000 +	$ 5,000 Comp / $ 5,000 Coll. Deductibles

Schedule 5.17

Cragin & Pike

GARAGE / GARAGEKEEPERS LIABILITY

This insurance protects your business for loss due to physical damage of an automobile belonging to others in your care, custody, or control, subject to all policy terms, conditions and exclusions.

COVERAGE		LIMIT OF INSURANCE
Basis of Payment: Legal Liability		$ 1,000,000.

Locations (Valet Parking):

Texas Station – 2101 Texas Star Lane, Las Vegas NV  89030

Santa Fe Station – 4949 N. Rancho Dr., Las Vegas NV  89130

Fiesta Rancho – 2400 N. Rancho Dr., Las Vegas NV  89130

Fiesta Henderson – 777 W. Lake Mead Dr., Henderson NV  89015

Green Valley Ranch Station – 2300 Paseo Verde, Henderson NV  89012

DEDUCTIBLES:

Comprehensive:	each auto	$ 2,500.

	maximum any one event	2,500.

Collision:	each auto	2,500.

EXCLUSIONS:                                         Refer to Policy for a complete list

Loss to sound reproducing equipment (unless permanently installed), tapes, CD’s

Loss to sound receiving equipment, including antennas, unless permanently installed

Contractual liability

Defective parts or materials and faulty work

Theft

Nuclear Energy Liability

War

Certified Acts of Terrorism

Punitive Damages Related to Certified Acts of Terrorism

Schedule 5.17

Cragin & Pike

CRIME INSURANCE

Locations:       All Scheduled Locations

	Type of		Limit of
Location	Insurance		Insurance	Deductible

All	A.	Blanket Employee Dishonesty	$ 5,000,000.	$ 100,000.

	B.	Forgery or Alteration includes	5,000,000.	100,000.

	C.	Theft, Disappearance and Destruction

		1. Inside the Premises	5,000,000.	100,000.
		2. Outside the Premises	5,000,000.	100,000.

	D.	Robbery and Safe Burglary
		1. Inside- Robbery & Safe Burglary	5,000,000.	100,000.
		2. Outside-Robbery of a Messenger	5,000,000.	100,000.

	F.	Computer Fraud - (Includes Wire Fund Transfer)	5,000,000.	100,000.

	K.	Hotel Safety Deposit Box	100,000.	5,000.

	L.	Innkeepers Legal Liability
		Limit Per Guest	2,000.	500.
		Aggregate	100,000.	5,000.

	Credit Card Forgery		100,000.	5,000.

ERISA Plans – Coverage for both plans are included in the renewal program:

Station Casinos, Inc., 401K Plan

Green Valley Ranch Gaming, LLC, 401K Plan

Change to program – Discovery Form

Policy Bridge Discovery Replacing Loss Sustained

SPECIAL CONDITIONS:

1.  Description of Building is amended to include Gaming Vessels

2.  Definition of Money is amended to include Chips, Tokens, and Markers

Schedule 5.17

Cragin & Pike

EXCESS LIABILITY INSURANCE

This insurance provides broadened protection against liability loss through increased limits of insurance for liability, subject to all policy terms, conditions and exclusions.

COVERAGE	LIMITS OF INSURANCE
Combined Bodily Injury & Property Damage Each Occurrence	$ 302,000,000

Annual General Aggregate (Per location subject to Cap)	$ 302,000,000

SELF INSURED RETENTION:	$ 10,000. Each Occurrence $ 1,000,000 Terrorism

UNDERLYING INSURANCE
Commercial Excess Liability over and above:

Coverage	Exposure and Limits

General Liability Policy – TBD	Bodily Injury & Property Damage, Combined Single Limit	$1,000,000. $2,000,000. $2,000,000. $1,000,000.	Each Occ. Gen. Agg. Prods. Agg. Pers/Adv Injury.
Automobile Liability Policy – TBD	Bodily Injury & Property Damage, Combined Single Limit	$1,000,000.	Each Accident
Employers Liability Policy – TBD	Bodily Injury by Accident Bodily Injury by Disease Bodily Injury by Disease	$1,000,000. $1,000,000. $1,000,000.	Each Accident Policy Limit Each Employee
Employee Benefit Liability Policy – TBD	Claims Made Coverage	$1,000,000. $2,000,000.	Per Person Aggregate
Liquor Liability Policy – TBD	Claims Made Coverage	$1,000,000. $1,000,000.	Each Common Cause Aggregate

DEFENSE:                  First-dollar defense

Schedule 5.17

Cragin & Pike

EXCESS WORKERS COMPENSATION INSURANCE

This insurance provides coverage for liability of an employer for work related injuries sustained by an employee, subject to all policy terms, conditions, and exclusions.

COVERAGE	LIMIT OF INSURANCE

A) Workers’ Compensation Limit	Statutory each accident

B) Employers Liability Limit	1,000,000. per occurrence

C) Self-Insured Retention: United States Longshoremen’s and Harbor All Other Occurrences	500,000. each accident 400,000. each accident

INSURANCE:

A.                                 Workers’ Compensation Benefits - To pay, when due, compensation and other benefits required by the insured by the Workers’ Compensation laws of the state of Nevada.

B.                                  Employer’s Liability - To pay on behalf of the insured all sums which the insured shall become legally obligated to pay as damages because of bodily injury by accident, disease or death, at any time, arising out of and in the course of employment by the insured, subject to all policy terms, exclusions, and conditions.

C.                                 Self-Insured Retention - Represent the amount of a loss the insured must pay out of pocket.  The insurance company pays the remainder of each covered loss, up to the policy limit.

Schedule 5.17

Cragin & Pike

CORPORATE COUNSEL PROFESSIONAL LIABILITY

To pay on behalf of the Employed Lawyer all sums which the Employed Lawyer shall become legally obligated to pay as Damages because of any Claim or Claims, including Claims for Personal Injury, first made against the Employed Lawyer and reported in writing to the Company during the policy period, arising out of any Wrongful Act of the Employed Lawyer in rendering or failing to render professional services as a lawyer while acting in the course of the said Employed Lawyer’s employed by the Employer.

INSURER:      National Union Fire Insurance Company of Pittsburgh, PA (Admitted)

LIMITS OF LIABILITY:

$ 1,000,000.    Aggregate: Aggregate for all coverage’s combined (including defense costs)

$ 1,000,000.    Per Claim: for each claim (other than a securities claim) arising out of the same wrongful acts or series of continuous, repeated or related wrongful acts

NIL                 Securities Claim Sub-limit: aggregate for all securities claims

RETENTION:	NONE	Non-Indemnifiable Loss

	$ 25,000.	All Other Damages & Defense Costs (Per Lawyer/Corporate)

RETROACTIVE DATE:	June 1, 1994

ENDORSEMENTS:	Policy Form
Coverage Territory Endorsement (OFAC)
Exclusion (j) Amendatory Endorsement
Absolute Sec Exclusion
Total Terrorism Exclusion Endorsement
Schedule of Corporate Counsel Coverage Endorsement:
Schedule of Corporate Counsel as follows:

1. Jeremy B. Hilsabeck

25% Minimum Earned Premium

Schedule 5.17

4/28/2016

Cragin & Pike

KDINAP & RANSOM

LIMITS OF LIABILITY:

Limit – Special Coverage	$ 5,000,000
Limit – Custody Coverage	$ 5,000,000
Limit – Expense Coverage	$ 5,000,000
Sub-limit for Recall Expenses	$ 1,000,000
Sub-Limit for Rest and Rehabilitation Expense	$ 50,000

Limit – Accidental Loss Coverage
Loss of Life Benefit Amount	$ 50,000
Event Benefit Amount	$ 250,000
Mutilation (Percentage of Loss of Life Benefit Amount)	25%
Accidental Loss other than Mutilation or Loss of Live
(Percentage of Loss of Life Benefit Amount)	50%

Limit – Legal Liability Costs Coverage	$ 5,000,000
Limit – SPEC COV – Threat Response Endt Coverage	$ 100,000
Limit – SPEC COV – Emergence Political Repatriation Endorsement	$ 100,000
Limit – SPEC COV – Threat Response Endorsement Coverage	$ 100,000

Retention	NONE

ENDORSEMENTS:

14-02-10179	Amend Definition of Insured Person Endorsement
14-02-11774	Amend Definition of Hijacking Endorsement
14-02-14224	Amend Definition of Wrongful Detention Endorsement
14-02-15519	Hostage Crisis Endorsement ($100,000 Sublimit)
14-02-15538	Disappearance Investigation Endorsement
14-02-2180 K&R	K & R Notice
14-02-7771	Emergency Political Response Expense Coverage
14-02-7821	Threat Response Expense Coverage
14-02-7853	Business Income Coverage
14-02-8014	Amend Definition of Relative Endorsement
14-02-8797	Amend Definition of Employee Endorsement

Schedule 5.17

Schedule 5.20
Location of Real Property

Address of Real Property	Owned or Leased	Leased Property: Landlord Name	Leased Property: – Date of Lease	Leased Property: Lease Expiration Date
Fiesta Henderson Casino Hotel 777 West Lake Mead Parkway, Henderson, Nevada	Owned	N/A	N/A	N/A
Fiesta Rancho Casino Hotel 2400 North Rancho Drive, North Las Vegas, Nevada	Owned	N/A	N/A	N/A
Wildfire Sunset (previously known as Gold Rush Casino) 1195 West Sunset Road, Henderson, Nevada	Owned	N/A	N/A	N/A
Lake Mead Casino 842 East Lake Mead Parkway, Henderson, Nevada	Owned	N/A	N/A	N/A
Wildfire Casino – Boulder Highway 2000 South Boulder Highway, Henderson, Nevada	Owned	N/A	N/A	N/A
Wildfire Casino – Boulder Highway – NDOT 1.69 acres located adjacent to Wildfire Casino – Boulder Highway located at 2000 South Boulder Highway, Henderson, Nevada	Leased	State of Nevada, acting through its Department of Transportation	August 18, 1998	Month-to-month
Santa Fe Station Hotel & Casino 4949 North Rancho Drive, Las Vegas, Nevada	Owned	N/A	N/A	N/A
Texas Station Gambling Hall & Hotel 2101 Texas Star Lane, North Las Vegas, Nevada	Leased	Texas Gambling Hall & Hotel, Inc.	June 1, 1995	May 31, 2060
Wildfire Casino	Owned	N/A	N/A	N/A

Schedule 5.20

1901 North Rancho Drive, Las Vegas, Nevada
Fiesta Henderson – Excess Land 10.54 acres located adjacent to Fiesta Henderson Casino Hotel located at 777 West Lake Mead Parkway, Henderson, Nevada	Owned	N/A	N/A	N/A
Fiesta Henderson – NDOT 0.68 acres located adjacent to Fiesta Henderson Casino Hotel located at 777 West Lake Mead Parkway, Henderson, Nevada	Leased	State of Nevada, acting through its Department of Transportation	May 13, 2002	May 31, 2016
Las Vegas – Castaways Site 2800 Fremont Street, Las Vegas, Nevada 2960 Fremont Street, Las Vegas, Nevada	Owned	N/A	N/A	N/A
Las Vegas – Durango Site 70.98 acres located at the southwest corner of the intersection of Clark County Road 215 and Durango Drive in Clark County, Nevada	Owned	N/A	N/A	N/A
Las Vegas – Flamingo/Town Center Site 58.27 acres located at the southwest corner of the intersection of Clark County Road 215 and Town Center Drive in Clark County, Nevada	Owned	N/A	N/A	N/A
Las Vegas – Horizon Trailer Park Site 7.96 acres located at 2950 South Sandhill Road, Las Vegas, Nevada	Owned	N/A	N/A	N/A
Las Vegas – Inspirada Site 45.74 acres located in the Inspirada master-planned community in Henderson, Nevada	Owned	N/A	N/A	N/A
Las Vegas – Sunset/Lindell Property 10.26 acres located southeast of the intersection of Sunset Road and Lindell Road in Clark County, Nevada	Owned	N/A	N/A	N/A

Schedule 5.20

Las Vegas – Hangar Approximately 25,958 square feet airplane hangar (Hangar #3) located at 5220 Haven Street, Las Vegas, Nevada	Leased	County of Clark (Master Landlord) Paradise Aviation Owners’ Association, LLC (Sublandlord)	March 20, 2006	November 19, 2042

Reno Shopping Center Site

180 West Peckham Lane, Reno, Nevada
4101 South Virginia Street, Reno, Nevada
4455 South Virginia Street, Reno, Nevada
4555 South Virginia Street, Reno, Nevada
4135 South Virginia Street, Reno, Nevada
4145 South Virginia Street, Reno, Nevada

	Owned	N/A	N/A	N/A
Reno Convention Center 4809 Kietzke Lane, Reno, Nevada	Owned	N/A	N/A	N/A
Reno – Bayer Site 88.66 acres located on the southwest corner of Mount Rose Highway and South Virginia Street in Reno, Nevada 14575 US 395 Highway, Reno, Nevada	Owned	N/A	N/A	N/A

Reno – Steamboat Site

100.16 acres located on the southeast corner of Geiger Grade Road and South Virginia Street in Reno, Nevada
including without limitationthe following

14800 South Virginia Street, Reno, Nevada
14530 South Virginia Street, Reno, Nevada
600 Geiger Grade Road, Reno, Nevada
14600 South Virginia Street, Reno, Nevada

	Owned	N/A	N/A	N/A
Thunder Valley – Development Site Approximately 132 acres located near the southwest corner of Athens Avenue and Industrial Avenue in Placer County, California	Owned	N/A	N/A	N/A

Schedule 5.20

Graton Site (and Graton-related acquisition)

Approximately 35.59 acres bound generally by Wilfred Avenue on the north, Dowdell Avenue on the east, Business Park Drive on the south, and LaBath Avenue on the west in Rohnert Park, California, including, without limitation, the following:
186 Wilfred Lane, Santa Rosa, California
4630 LaBath Avenue, Santa Rosa, California
4646 LaBath Avenue, Santa Rosa, California
170 Wilfred Avenue, Santa Rosa, California
148 Wilfred Avenue, Santa Rosa, California
152 Wilfred Avenue, Santa Rosa, California
150 Wilfred Avenue, Santa Rosa, California

4647 Dowdell Avenue, Santa Rosa, California

104 Wilfred Avenue, Santa Rosa, California

	Owned	N/A	N/A	N/A

Palace Station Hotel & Casino

2401 W. Sahara Avenue, Las Vegas, Nevada

2411 W. Sahara Avenue, Las Vegas, Nevada

2501 W. Sahara Avenue, Las Vegas, Nevada

2501 Wyandotte Street, Las Vegas, Nevada.

2550 S. Rancho Drive, Las Vegas, Nevada

2750 S. Rancho Drive, Las Vegas, Nevada

	Owned	N/A	N/A	N/A
Red Rock Casino Resort Spa 11011 West Charleston Boulevard, Las Vegas, Nevada	Owned	N/A	N/A	N/A
Sunset Station Hotel & Casino 1301 West Sunset Road, Henderson, Nevada	Owned	N/A	N/A	N/A
Palace Station – NDOT A parcel of land in the Southwest Quadrant of Sahara Avenue and Rancho Drive, also known as the old Texaco Site	Leased	State of Nevada, acting through its Department of Transportation	October 3, 2002	October 14, 2012 (Station is holding over by agreement with NDOT while a new lease is

Schedule 5.20

completed)
Las Vegas – Mail Center 10,500 rentable square feet of office and warehouse space in the building located at 3236 Meade Avenue, Las Vegas, Nevada	Leased	JHS, LLC (successor-in-interest to The Gill Family Trust, dated February 28, 1989, as amended)	June 6, 2000	February 28, 2018
Boulder Station Hotel & Casinos 3993 Boulder Highway, Las Vegas, Nevada 4111 Boulder Highway, Las Vegas, Nevada 4127 Boulder Highway, Las Vegas, Nevada	Owned and Leased	KB Enterprises	June 1, 1993	June 30, 2058
Las Vegas - Corporate Office Building 1505 South Pavilion Center Drive, Las Vegas, Nevada	Leased	Cole SO Las Vegas NV, LLC	November 1, 2007	October 31, 2027
Green Valley Ranch Resort Casino Spa 2300 Paseo Verde Parkway, Henderson, Nevada	Owned	N/A	N/A	N/A

Schedule 5.20

Schedule 7.01(b)
Existing Liens

Liens existing pursuant to the following:

Nature of Indebtedness	Original Principal Amount	Amount Outstanding
Improvement District No. 108 Assessment No. 7502 APN No. 164-01-111-011	$1,229,613.25	$356,535.61

Improvement District No. 128 Assessment No. 7572 APN No. 164-01-111-011	$2,768,666.17	$1,575,500.17

Improvement District No. 108 Assessment No. 7502 APN No. 164-01-210-003	$97,070.73	$28,145.57

Improvement District No. 128 Assessment No. 7572 APN No. 164-01-210-003	$218,569.89	$124,375.70

NP Town Center LLC	$1,524,490	$899,590.11

Station GVR Acquisition, LLC	$2,358,250	$1,508,475.49

Office Lease dated November 1, 2007, entered into between Cole So Las Vegas NY, Inc, as landlord, and Station Casinos, Inc. as tenant, which lease was assigned to Borrower on June 16, 2011 the lease pertains to the offices at 1505 Pavilion Center Drive, Las Vegas, NV.	$41,800,000	$39, 252,548.64

Improvement District No. 108 Assessment No. 7502 APN No. 164-01-21-0004		$18,450

Improvement District No. 108 Assessment No. 7572 APN No. 164-01-21-0004		$81,532

Debtor	Jurisdiction	Secured Party	File Date	Filing Number	Description of Lien
STATION CASINOS INC. AS PREDECESSOR BY	NV – SECRETARY OF STATE	CIT TECHNOLOGY FINANCING SERVICES, INC.	04/29/2008	2008013777-8	Covers certain office equipment and products, computers, security systems and other

Schedule 7.01(b)

Debtor	Jurisdiction	Secured Party	File Date	Filing Number	Description of Lien
ASSIGNMENT TO BORROWER

items of equipment now and hereafter leased to and/or financed for Debtor/Lessee by Secured Party/Lessor, and including all replacements, upgrades and substitutions hereafter occurring to all of the foregoing equipment and all now existing and future attachments, parts, accessories and add-ons for all of the foregoing items and types of equipment, and all proceeds and products thereof.

STATION CASINOS INC. AS PREDECESSOR BY ASSIGNMENT TO BORROWER	NV – SECRETARY OF STATE	INLAND HOBBS MATERIAL HANDLING, INC	12/30/2008	2008039000-3	Covers certain storage equipment and supplies.
STATION CASINOS, INC. AS PREDECESSOR BY ASSIGNMENT TO BORROWER	NV – SECRETARY OF STATE	LONIAN GALLERY, LLC	05/19/2009	2009012606-8	Covers certain works of art which are more particularly described on Schedule I attached to the original financing statement.
STATION CASINOS, INC. AS PREDECESSOR BY ASSIGNMENT	NV – SECRETARY OF STATE	RED ROCK GALLERY, LLC	05/19/2009	2009012609-4	Covers certain works of art which are more particularly described on Schedule I attached

Schedule 7.01(b)

Debtor	Jurisdiction	Secured Party	File Date	Filing Number	Description of Lien
TO BORROWER					to the original financing statement.
STATION CASINOS, INC. AS PREDECESSOR BY ASSIGNMENT TO BORROWER	NV – SECRETARY OF STATE	WMS GAMING, INC	09/29/2010	2010024662-3

Covers (i) certain gaming devices with top boxes, as more specifically identified with a name plate bearing the words “WMS Gaming” and whether for sale on extended credit terms or leased or identified as revenue participation games; and (ii) all other equipment and inventory leased or sold by Secured Party to Debtor to service such games, and all accessions, additions, replacements and substitutions thereto and therefore, and all proceeds thereof, including insurance proceeds.

STATION CASINOS LLC	NV – SECRETARY OF STATE	XEROX CORPORATION	12/28/2011	2011034877-2	Covers certain leased Xerox equipment together with all parts, attachments, additions, replacements and repairs incorporated in or affixed thereto.

Schedule 7.01(b)

Debtor	Jurisdiction	Secured Party	File Date	Filing Number	Description of Lien
STATION CASINOS LLC	NV – SECRETARY OF STATE	KONAMI GAMING, INC.	11/02/2012	2012028953-8

Covers certain gaming machines and/or associated equipment, parts, software and accessories leased to Station Casinos LLC and located at Texas Station Gambling Hall and Hotel, pursuant to that certain Konami Gaming Participation Equipment Order #SB12-00120P, dated May 30, 2012

STATION CASINOS LLC	NV – SECRETARY OF STATE	KONAMI GAMING, INC.	11/02/2012	2012028954-0

Covers certain gaming machines and/or associated equipment, parts, software and accessories leased to Station Casinos LLC and located at Santa Fe Station Hotel & Casino, pursuant to that certain Konami Gaming Participation Equipment Order #SB11-0181-P, dated April 16, 2012

STATION CASINOS LLC	NV – SECRETARY OF STATE	KONAMI GAMING, INC.	STATION CASINOS LLC	01/24/2013

Covers certain gaming machines and/or associated equipment, parts, software and accessories leased to Station Casinos LLC and located at Boulder Station Hotel & Casino, pursuant to that certain Konami Gaming

Schedule 7.01(b)

Debtor	Jurisdiction	Secured Party	File Date	Filing Number	Description of Lien
Participation Equipment Order #SB11-0136-TWO, dated November 8, 2012

Schedule 7.01(b)

Schedule 7.02(f)
Existing Investments

Holder of Investment	Nature of Investment	Jurisdiction of Formation or Issue

SC Michigan, LLC	Equity Interest in MPM Enterprises, L.L.C.	Michigan

NP Green Valley LLC	Equity Interest in Greens Café, LLC	Nevada

NP Green Valley LLC	Equity Interest in Town Center Amusements, Inc., A Limited Liability Company	Nevada

NP Green Valley LLC	Equity Interest in Sunset GV, LLC	Nevada

NP Green Valley LLC	Equity Interest in Losee Elkhorn Properties, LLC	Nevada

NP Opco LLC	Equity Interest in SC Interactive Investor LLC	Nevada

Schedule 7.02(f)

Schedule 7.02(p)

Certain Native American Investments:  Summary of Non-Reimbursable Tribal-Related Payments To Be Made

Gun Lake:

Pursuant to that certain Membership Interest Purchase Agreement dated November 13, 2003 between SC Michigan, LLC (“Station”) and MPM Enterprises, L.L.C. (“MPM”), Station must pay the original members of MPM, as additional compensation for Station’s purchase of a 50% membership interest in MPM, (i) $6,000,000 on the first day of the sixth year of the term of the management agreement (which based an opening date of February 6, 2011, means the payment will be due on February 6, 2016), and (ii) $6,000,000 on the first day of the seventh year of the term of the management agreement (which, based an opening date of February 6, 2011, means the payment will be due on February 6, 2017).

Schedule 7.02(p)

Schedule 7.02(r)
Real Estate to be Invested by Native American Subsidiaries

Part 1

None

Part 2

Item 1

The Federated Indians of Graton Rancheria

Approximately 35.59 acres bound generally by Wilfred Avenue on the north, Dowdell Avenue on the east, Business Park Drive on the south, and LaBath Avenue on the west in Rohnert Park, California, including, without limitation, the following:

186 Wilfred Lane, Santa Rosa, California
4630 LaBath Avenue, Santa Rosa, California
4646 LaBath Avenue, Santa Rosa, California
170 Wilfred Avenue, Santa Rosa, California
148 Wilfred Avenue, Santa Rosa, California
152 Wilfred Avenue, Santa Rosa, California
150 Wilfred Avenue, Santa Rosa, California
4647 Dowdell Avenue, Santa Rosa, California
104 Wilfred Avenue, Santa Rosa, California

Item 2

The Federated Indians of Graton Rancheria

321.83 acres located on the corner of Highway 37 and Lakeville Highway in Sonoma County, California.

Schedule 7.02(r)

Schedule 7.03(b)
Existing Indebtedness

Nature of Indebtedness	Original Principal Amount	Amount Outstanding
Improvement District No. 108 Assessment No. 7502 APN No. 164-01-111-011	$1,229,613.25	$356,535.61

Improvement District No. 128 Assessment No. 7572 APN No. 164-01-111-011	$2,768,666.17	$1,575,500.17

Improvement District No. 108 Assessment No. 7502 APN No. 164-01-210-003	$97,070.73	$28,145.57

Improvement District No. 128 Assessment No. 7572 APN No. 164-01-210-003	$218,569.89	$124,375.70

NP Town Center LLC	$1,524,490	$899,590.11

Station GVR Acquisition, LLC	$2,358,250	$1,508,475.49

Office Lease dated November 1, 2007, entered into between Cole So Las Vegas NY, Inc, as landlord, and Station Casinos, Inc. as tenant, which lease was assigned to Borrower on June 16, 2011 the lease pertains to the offices at 1505 Pavilion Center Drive, Las Vegas, NV.	$41,800,000	$39,252,548.64

Improvement District No. 108 Assessment No. 7502 APN No. 164-01-21-0004		$18,450

Improvement District No. 108 Assessment No. 7572 APN No. 164-01-21-0004		$81,532

Schedule 7.03(b)

Schedule 7.08
Transactions with Affiliates

That certain Ground Lease dated June 1, 1995, between TEXAS GAMBLING HALL & HOTEL, INC., a Nevada corporation (“Texas Landlord”), as landlord, and STATION CASINOS, INC., a Nevada corporation (“SCI”), as tenant, (a) as assigned by SCI to Texas Station, Inc., a Nevada corporation (“TS, Inc.”), which thereafter merged with and into Texas Station, LLC, a Nevada limited liability company (“TS LLC”), as further assigned to NP Texas LLC, a Nevada limited liability company (“NP Texas”), pursuant to the Assignment and Assumption Agreement, dated as of June 16, 2011, (b) as evidenced of record by that certain Memorandum of Lease dated as of June 1, 1995, recorded in the land records of the County of Clark, State of Nevada, on July 6, 1995, as Book 950706, Instrument No. 00814, and (c) as amended by that certain: (i) First Amendment to Ground Lease dated June 30, 1995, between Texas Landlord and SCI, (ii) Lease Amendment No. 1 dated December 23, 1996, between Texas Landlord and TS, Inc., (iii) Second Amendment to Ground Lease dated January 7, 1997, between Texas Landlord and TS, Inc., (iv) letter agreement dated May 12, 2000 between TS, Inc. and TGH&H Real Estate Trust, (v) letter dated August 1, 2005 from William J. Bullard on behalf of Texas Landlord to Glenn C. Christenson of SCI, and (vi)  Third Amendment to Ground Lease dated June 16, 2011, between Texas Landlord and NP Texas.

That certain Ground Lease and Sublease, dated as of June 1, 1993, between KB ENTERPRISES, a Nevada corporation (“Boulder Landlord”), as landlord, and BOULDER STATION, INC., a Nevada corporation (“BSI”), as tenant, (i) as assigned by BSI to Boulder Propco, LLC (which thereafter merged with and into FCP PROPCO, LLC, a Delaware limited liability company (“FCP Propco”)) pursuant to that certain Assignment of Lessee’s Interest in Lease dated November 7, 2007, recorded in the land records of the County of Clark, State of Nevada, on November 7, 2007, in Book 20071107, as Document No. 000025 and as further assigned by FCP Propco to NP Boulder LLC, a Nevada limited liability company (“NP Boulder”), pursuant to the Assignment and Assumption Agreement, dated as of June 16, 2011, (ii) as evidenced by that certain Memorandum of Lease dated as of June 1, 1993, recorded in the land records of the County of Clark, State of Nevada, on July 5, 1995, as Book 950705, Instrument No. 00674 and (iii) as amended by that certain: (a) First Amendment to Ground Lease and Sublease dated as of June 30, 1995, between Boulder Landlord and BSI; (b) Lease Amendment No. 1 dated December 23, 1996, between Boulder Landlord and BSI; (c) Second Amendment to Ground Lease and Sublease dated as of January 7, 1997, between Boulder Landlord and BSI; and (d) letter dated March 28, 2003 from Glenn C. Christensen on behalf of BSI, to William J. Bullard, of KB Enterprises.

On November 13, 2012, SC Interactive Investor LLC entered into an agreement to acquire 50.1% of the equity of Fertitta Interactive LLC from affiliates of Frank J. Fertitta, III and Lorenzo J. Fertitta, which affiliates continue to own 25% of Fertitta Interactive LLC.  This acquisition closed on November 15, 2012.

Schedule 7.08

Schedule 7.09
Existing Restrictions

NONE

Schedule 7.09

Schedule 10.02
Administrative Agent’s Office, Certain Addresses for Notices

If to Administrative Agent, L/C Issuer or Swing Line Lender:

Deutsche Bank AG Cayman Islands Branch
60 Wall Street
New York, NY 10005
Attention:  MaryKay Coyle, Managing Director
Fax Number:  212-250-5690
Telephone Number:  212-250-6039

with a copy to:

Latham & Watkins LLP
12670 High Bluff Drive
San Diego, CA  92130
Attention: Sony Ben-Moshe, Esq.
Telephone:  858-523-5400
Facsimile:  858-523-5450

If to Borrower:

Station Casinos LLC
1505 South Pavilion Center Drive
Las Vegas, Nevada 89135
Attention:  Marc J. Falcone
Fax Number:  702-495-3612
Telephone Number:  702-495-3600

with a copy to:

Milbank, Tweed, Hadley & McCloy LLP
601 South Figueroa Street, 30th Floor
Los Angeles, CA 90017-5735
Attention:  Kenneth J. Baronsky
Telephone Number:  213-892-4333
Email:  kbaronsky@milbank.com
Fax Number:  213-892-4733

Schedule 10.02

Exhibit C

Amendment to Pledge Agreement

[attached]

Exhibit C

FIRST AMENDMENT TO PLEDGE AGREEMENT

This First Amendment to Pledge Agreement, dated as of [___], 2016 (this “Amendment”), is made and entered into by and among Deutsche Bank AG Cayman Islands Branch, as Administrative Agent under the Credit Agreement referenced below (together with its successors and assigns in such capacity, the “Agent”) and the undersigned Pledgors. Capitalized terms used herein without definition have the meanings assigned to such terms in the Pledge Agreement (defined below).

WHEREAS, Station Casinos LLC, a Nevada limited liability company (the “Borrower”), the Agent and the financial institutions party thereto entered into that certain Credit Agreement, dated as of March 1, 2013, as amended by that certain First Amendment to Credit Agreement, dated as of March 18, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to the Credit Agreement, the Agent and the undersigned Pledgors, including Station Voteco LLC, a Delaware limited liability company (“Voteco”), entered into that certain Pledge Agreement dated as of March 1, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”);

WHEREAS, the Borrower, the Agent, certain financial institutions party thereto and the other parties party thereto propose to enter into that certain Second Amendment to Credit Agreement to be dated on or around the date hereof (the “Second Amendment to Credit Agreement”);

WHEREAS, concurrent with the effectiveness of the Second Amendment to Credit Agreement, Voteco will assign and transfer all of the voting Equity Interests in the Borrower to Red Rock Resorts, Inc., a Delaware corporation,  and will no longer be a Holding Company under the Credit Agreement or the Pledge Agreement (the “Voteco Transaction”); and

WHEREAS, in accordance with Article VI of the Pledge Agreement, the parties hereto desire to amend the Pledge Agreement to, among other things, reflect the Voteco Transaction.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree that the foregoing recitals are true and correct, and further agree as follows:

Section 1.01    Amendment.  The Pledge Agreement shall be amended as follows:

(a)        In order to facilitate joinder to the Pledge Agreement by successors to the original Holding Companies in addition to new Subsidiaries:

(i)   the preamble to the Pledge Agreement is hereby amended and restated to read as follows:

“THIS PLEDGE AGREEMENT (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Pledge Agreement”) is entered into as of March 1, 2013 by and among Station Casinos LLC, a Nevada limited liability company (the “Borrower”), Station Holdco LLC, a Delaware limited liability company (“Holdco”), Station Voteco LLC, a Delaware limited liability company (“Voteco”), the Subsidiaries of the Borrower listed on the signature pages hereto (together with the Borrower, Voteco and Holdco, the “Initial Pledgors,” and together with any additional Subsidiary, whether now existing or hereafter formed or acquired, and/or any direct or indirect successor or assign of Holdco or Voteco (Holdco and Voteco, together with such successors and assigns, the “Holding Companies”), in each case that becomes a party to this Pledge Agreement from time to time, in accordance with the terms of the Credit Agreement (as defined below), by executing a Pledge Agreement Supplement hereto in substantially the form of Annex I, the “Pledgors”), and Deutsche Bank AG Cayman Islands Branch, in its capacity as administrative agent under the Credit Agreement referred to below (together with its successors and assigns in such capacity, the “Administrative Agent”) for itself and for the Secured Parties (as defined in the Credit Agreement referred to below).”

(ii)  Article VI of the Pledge Agreement is hereby amended and restated to read as follows:

“No delay or omission of the Administrative Agent or any other Secured Party to exercise any right or remedy granted under this Pledge Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy.  No waiver, amendment or other variation of the terms, conditions or provisions of this Pledge Agreement whatsoever shall be valid unless in writing signed by the Administrative Agent and each Pledgor directly affected thereby, and then only to the extent in such writing specifically set forth, provided that the addition of any Person as a Pledgor hereunder by execution of a Pledge Agreement Supplement in the form of Annex I (with such modifications as shall be acceptable to the Administrative Agent), and the supplementing or updating of the Exhibits hereto pursuant thereto, shall not require receipt of any consent from or execution of any documentation by the Administrative Agent or any Pledgor party hereto.  All rights and remedies contained in this Pledge Agreement or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the other Secured Parties until this Pledge Agreement shall have terminated pursuant to Section 8.12.”

(iii)  Subsection (e) in the definition of “Pledged Collateral” in Section 1.3 of the Pledge Agreement is hereby amended and restated to read as follows:

“(e) all Proceeds of any of the foregoing; provided, however, (i) that that in no event shall “Pledged Collateral” include any Excluded Assets (other than Proceeds or right to Proceeds of Excluded Assets which shall constitute Pledged Collateral hereunder, unless such Proceeds or right to Proceeds independently constitute Excluded Assets) and (ii) that solely with respect to Red Rock Resorts, Inc. (“PubCo”), as Pledgor, and its permitted successors and assigns, “Pledged Equity” shall refer only to Equity Interests of the Borrower and the certificates or other securities representing such Equity Interests (it being acknowledged that PubCo may own other Equity Interests that do not constitute Pledged Equity).”

(b)        Voteco hereby retires and withdraws from the Pledge Agreement, is discharged from any and all obligations thereunder, and shall not be a party thereto for any purpose from and after the date hereof, provided that the Pledge Agreement shall otherwise remain in full force and effect.

(c)        Agreement References.  Effective as of the date hereof, references in the Pledge Agreement (including references to “this Pledge Agreement” and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Pledge Agreement as amended by this Amendment.

Section 1.02    Miscellaneous.  Except as provided for herein, the Pledge Agreement shall remain unchanged and in full force and effect.  This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.  This Amendment shall be governed by and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as the Agent

By:
Name:
Title:

By:
Name:
Title:

[Signature Pages to Pledge Agreement Amendment]

STATION CASINOS LLC, as a Pledgor

By:
Name:
Title:

[Signature Pages to Pledge Agreement Amendment]

STATION HOLDCO LLC, as a Pledgor

By:
Name:
Title:

STATION VOTECO LLC, as a retiring Pledgor

By:
Name:
Title:

[Signature Pages to Pledge Agreement Amendment]

NP BOULDER LLC

NP CENTERLINE HOLDINGS LLC

NP DURANGO LLC

NP FIESTA LLC

NP INSPIRADA LLC

NP IP HOLDINGS LLC

NP LAKE MEAD LLC

NP MT. ROSE LLC

NP OPCO LLC

NP OPCO HOLDINGS LLC

NP PALACE LLC

NP RED ROCK LLC

NP RENO CONVENTION CENTER LLC

NP SANTA FE LLC

NP STEAMBOAT LLC

NP SUNSET LLC

NP TEXAS LLC

NP TOWN CENTER LLC

STATION GVR ACQUISITION, LLC

each as Pledgor

By:
Name:
Title:

[Signature Pages to Pledge Agreement Amendment]

SC MICHIGAN, LLC

NP SONOMA LAND HOLDINGS LLC

SC MADERA DEVELOPMENT, LLC

SC MADERA MANAGEMENT, LLC

SC SONOMA DEVELOPMENT, LLC

SC SONOMA MANAGEMENT, LLC

each as Pledgor

By:
Name:
Title:

[Signature Pages to Pledge Agreement Amendment]

Exhibit D

Amendment to Borrower Operating Agreement

[attached]

Exhibit D

SECOND AMENDED AND RESTATED OPERATING AGREEMENT

OF

STATION CASINOS LLC

1

2

SECOND AMENDED AND RESTATED OPERATING AGREEMENT

OF

STATION CASINOS LLC

This SECOND AMENDED AND RESTATED OPERATING AGREEMENT of Station Casinos LLC, is made and entered into as of [•], 2016, by and among the parties identified on the signature pages hereto.

RECITALS

WHEREAS, the Articles were filed with the Office of the Secretary of State of Nevada on August 9, 2010 under the name “NP Propco LLC”;

WHEREAS, the Company filed an Amendment to the Articles with the Office of the Secretary of State of Nevada on November 12, 2010, changing the name of the Company to “Station Casinos LLC;”

WHEREAS, the Company previously entered into that certain Operating Agreement of the Company, dated as of August 9, 2010 and subsequently entered into that certain Amended and Restated Operating Agreement of the Company, dated as of June 16, 2011 (the “First A&R Agreement”);

WHEREAS, Red Rock Resorts, Inc., a Delaware corporation (“RRR”), intends to consummate an initial public offering of its Class A Common Stock, par value $0.01 per share (the “IPO”);

WHEREAS, in connection with the consummation of the IPO, Station Voteco LLC, a Delaware limited liability company, will transfer all of its Voting Units (as defined herein) to RRR; and

WHEREAS, in connection with the IPO, the Members desire to amend and restate the First A&R Agreement on the terms and conditions herein set forth effective concurrently with the closing of the IPO to, among other things, reflect the designation of RRR as the managing member of the Company (the “Managing Member”) and provide for the conduct of the Company’s business and affairs from and after the date hereof.

AGREEMENT

NOW, THEREFORE, the Members hereby consent to adopt this Agreement to replace and supersede the First A&R Agreement to read as follows:

3

ARTICLE I

FORMATION OF THE COMPANY

Section 1.1      Formation of the Company.  The Company was formed as a limited liability company under the Act by the filing of the Articles with the Office of the Secretary of State of Nevada on August 9, 2010.  The Company shall accomplish all filing, recording, publishing and other acts necessary or appropriate for compliance with all requirements for operation of the Company as a limited liability company under this Agreement and the Act and under all other laws of the State of Nevada and such other jurisdictions in which the Company determines that it may conduct business.

Section 1.2      Name.  The name of the Company is “Station Casinos LLC” and such name may be modified from time to time by the Managing Member as it may deem advisable.

Section 1.3      Business of the Company.  Subject to the limitations on the activities of the Company otherwise specified in this Agreement, the purpose and business of the Company shall be the conduct of any business or activity that may be conducted by a limited liability company organized pursuant to the Act, including the ownership of Equity Interests in Persons which conduct, operate and manage hotels and casinos.

Section 1.4      Location of Principal Place of Business; Records Office.  The principal office of the Company in the United States shall be at such place as the Managing Member may designate from time to time, which need not be in the State of Nevada, and the Company shall maintain records there or such other place as the Managing Member shall designate.  The Company may have such other offices as the Managing Member may designate.  The Company shall continuously maintain in the State of Nevada a Records Office.  As of the date of this Agreement, the Records Office is 1505 South Pavilion Center Drive, Las Vegas, Nevada 89135.  The Records Office may be changed to another location within the State of Nevada as the Managing Member may from time to time determine.

Section 1.5      Registered Agent and Registered Office.  The registered agent for the Company shall be as set forth in the Articles, or such other registered agent as the Managing Member may designate from time to time.  The Company shall have as its registered office in the State of Nevada the street address of its registered agent.

Section 1.6      Term.  The term of the Company commenced on the date of the filing of the Articles and shall be perpetual unless the Company is earlier dissolved and terminated in accordance with the provisions of this Agreement.

ARTICLE II

DEFINITIONS

Section 2.1      Definitions.  The following terms used in this Agreement shall have the following meanings.

“AAA” has the meaning set forth in Section 13.10.

4

“Act” means Chapter 86 of the NRS.

“Affiliate” of any particular Person means any other Person directly or indirectly controlling, controlled by or under common control with such particular Person.  For the purpose of this definition, the term “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, either through the ownership of a majority of such Person’s voting stock, by contract or otherwise.

“Agreement” means this Second Amended and Restated Operating Agreement, as amended, modified or supplemented from time to time.

“Articles” means the Articles of Organization of the Company as filed with the office of the Nevada Secretary of State, as amended.

“Assignees” has the meaning set forth in Section 9.2(d).

“Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks are authorized or required to close in New York City, New York.

“Capital Contribution” means any contribution (whether in cash, property or a combination thereof) to the capital of the Company.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all ownership interests in a limited liability company, partnership or other Person (other than a corporation), and any and all securities, warrants, options or other rights to purchase or acquire, or that are convertible into, any of the foregoing.

“Code” means the Internal Revenue Code of 1986, as amended from time to time (or any succeeding law).

“Company” means the limited liability company formed by the filing of the Articles and governed by the Act and this Agreement under the name “Station Casinos LLC.”

“Company Property” means all assets and property, whether tangible or intangible and whether real, personal or mixed, at any time owned by or held for the benefit of the Company.

“Covered Person” means (a) each Member and each Affiliate of such Member, (b) each director, officer, manager and employee of the Company, (c) each stockholder, partner, member, director, manager, officer and employee of a Member or any Affiliate of such Member, and (d) each Person who was, at the time of the act or omission in question, a Person described in any of the preceding clauses (a) through (c).

5

“Equity Interests” of any Person means the Capital Stock of such Person or warrants, options, securities or instruments convertible into or exchangeable for Capital Stock, or other rights to acquire Capital Stock of such Person.

“First A&R Agreement” has the meaning set forth in the recitals.

“Fiscal Year” has the meaning set forth in Section 6.2.

“Gaming Authority” means all governmental authorities or agencies with regulatory control or jurisdiction over all or any portion of the gaming activities of the Company or any of its subsidiaries, or over ownership of an interest in an entity engaged in gaming activities, or any successor to any such authority, including, as applicable, (i) in the State of Nevada, the Nevada Gaming Commission, the Nevada State Gaming Control Board, the Clark County Liquor and Gaming Licensing Board, the Henderson City Council, the City of Las Vegas City Council and all other state and local regulatory and licensing agencies or bodies with authority over gaming, gaming activities and gaming devices, mobile gaming systems and associated equipment in the State of Nevada, the City of Henderson, the City of Las Vegas, the City of Reno, Clark County, Nevada or Washoe County, Nevada, and (ii) the National Indian Gaming Commission and the applicable gaming regulatory authority established by the Federated Indians of Graton Rancheria, the Match-E-Be-Nash-She-Wish Band of Pottawatomi Indians of Michigan, and the North Fork Rancheria of Mono Indians.

“Gaming Laws” means any federal, state, tribal, local or foreign statute, ordinance, rule, regulation, requirement, directive, judgment, order, decree, injunction or other authorization, and any Gaming License, governing or relating to casino and gaming activities and operations of the Company or any of its subsidiaries or the ownership of an interest therein.

“Gaming License” shall mean all licenses, consents, permits, approvals, authorizations, registrations, findings of suitability, franchises, entitlements, exemptions, waivers and orders of registration approved or issued by any Gaming Authority under Gaming Laws necessary for or relating to the conduct of activities or the ownership of an interest in an entity engaged in activities under the Gaming Laws, including any condition or limitation placed thereon.

“Holdco” means Station Holdco LLC, a Delaware limited liability company.

“Indemnified Party” has the meaning set forth in Section 8.5(a).

“Interest,” when used in reference to an interest in the Company, means the entire member’s interest (as defined in the Act) of the Non-Voting Member in the Company at any particular time, including, without limitation, its ownership interest in the capital, profits, losses and distributions of the Company.  All Interests shall be represented by Units.

“IPO” has the meaning set forth in the recitals.

“Liquidator” has the meaning set forth in Section 10.2(b).

“Managing Member” has the meaning set forth in the recitals.

6

“Member” means each of the Persons that is a member listed on the signature pages hereto, including all Voting Members and the Non-Voting Member, and each other Person that may hereafter become a Substituted Member of the Company in accordance with the terms of this Agreement.

“Membership Certificate” has the meaning set forth in Section 3.1(d).

“Non-Voting Member” means the sole Member holding Non-Voting Units.

“Non-Voting Units” has the meaning set forth in Section 3.1(a).

“NRS” means the Nevada Revised Statutes.

“NVUCC” has the meaning set forth in Section 3.1(e).

“Officer” has the meaning set forth in Section 8.2(a).

“Person” means any individual, partnership, limited liability company, association, corporation, trust or other entity.

“Records Office” means an office of the Company in Nevada, which may but need not be a place of its business, at which it shall keep all records identified in NRS 86.241, except that in lieu of keeping a list of members at the Records Office, the Company may keep a statement with the registered agent, setting forth the name and address of the custodian of such records.

“Regulation” means a Treasury Regulation promulgated under the Code.

“RRR” has the meaning set forth in the recitals.

“Substituted Member” means any Person admitted to the Company as a Substituted Member pursuant to the provisions of Article IX.

“Tax Distribution Agreement” means the Tax Distribution Agreement, dated as of June 16, 2011, by and among the Company and Holdco.

“Transfer” means the sale, assignment, pledge or other disposal of, or the creation or suffering of the creation of a security interest in or any encumbrance on, any Equity Interest or debt interest.

“Transferee” means any Person to whom a Transfer is effected.

“Transferor” means any Person who effects a Transfer.

“Units” means the Units representing an Interest in the Company, which shall be issued in the form of Non-Voting Units and Units representing each Voting Member’s percentage voting rights, which shall be issued in the form of Voting Units.

7

“Value” of any Company Property as of any date means the fair market value of such Company Property as of such date as determined in good faith by the Managing Member on a reasonable basis.  Any determination of the Value or of the fair market value of Company Property or an Interest made by the Managing Member in good faith shall be binding on all of the Members for all purposes under this Agreement.

“Void Transfer” has the meaning set forth in Section 9.1.

“Voting Member” means a noneconomic member (as defined in the Act) holding Voting Units.  The Members agree that because the Voting Members have no economic interest in the Company that the Voting Members shall not be treated as partners in the Company for Federal income tax purposes.

“Voting Units” has the meaning set forth in Section 3.1(a).

“Withdrawing Member” has the meaning set forth in Section 9.2(d).

Section 2.2      Rules of Interpretation.  Unless the context otherwise clearly requires: (a) a term has the meaning assigned to it; (b) “or” is not exclusive; (c) wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, feminine or neuter shall include the masculine, feminine and neuter; (d) provisions apply to successive events and transactions; (e) all references in this Agreement to “include” or “including” or similar expressions shall be deemed to mean “including without limitation”; (f) all references in this Agreement to designated “Articles,” “Sections,” “paragraphs,” “clauses” and other subdivisions are to the designated Articles, Sections, paragraphs, clauses and other subdivisions of this Agreement, and the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, paragraph, clause or other subdivision; and (g) any definition of or reference to any agreement, instrument, document, statute or regulation herein shall be construed as referring to such agreement, instrument, document, statute or regulation as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).  The headings in this Agreement are inserted for convenience only and are in no way intended to describe, interpret, define, or limit the scope, extent or intent of this Agreement or any provisions contained herein.  This Agreement is among financially sophisticated and knowledgeable parties and is entered into by the parties in reliance upon the economic and legal bargains contained herein and shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party who prepared, or cause the preparation of, this Agreement or the relative bargaining power of the parties.  Wherever in this Agreement a Member is empowered to take or make a decision, direction, consent, vote, determination, election, action or approval in its capacity as such under this Agreement, such Member is entitled to consider, favor and further such interests and factors as it desires, including its own interests, and has no duty or obligation to consider, favor or further any interest of any other Person, except to the extent provided in other agreements to which such Member is a party.

8

ARTICLE III

UNITS; CAPITAL CONTRIBUTIONS

Section 3.1      Classes of Units; Unit Certificates.

(a)        The Company’s authorized capitalization consists of 100 voting Units (“Voting Units”) and 100 non-voting Units (“Non-Voting Units”).  Interests in the Company shall be only issued in the form of Non-Voting Units.  Units issued on account of Capital Contributions shall be issued only in the form of Non-Voting Units.

(b)        Each holder of Voting Units shall have one vote for each Voting Unit held.  All of the issued and outstanding Voting Units shall be transferred by Station Voteco LLC to RRR on the date hereof, and RRR shall thereafter be the sole Voting Member.

(c)        Non-Voting Units shall have all of the rights set forth in this Agreement except the Non-Voting Member shall have no voting rights with respect to its Non-Voting Units.  All of the issued and outstanding Non-Voting Units are currently held by Holdco, and Holdco shall be the sole Non-Voting Member.

(d)       The Company has issued or shall issue one or more certificates to the Members to evidence the Units in the form attached as Annex I (a “Membership Certificate”).  Each certificate representing a Unit shall (i) be signed on behalf of the Company by the Chief Executive Officer, President or Secretary of the Company and (ii) set forth whether such certificate represents Voting Units or Non-Voting Units and the number of such Units represented thereby.  In case the officer of the Company who has signed or whose facsimile signature has been placed on such Membership Certificate shall have ceased to be an officer of the Company before such Membership Certificate is issued, it may be issued by the Company with the same effect as if such person were an officer of the Company at the time of its issue.  The Membership Certificate shall contain a legend with respect to any restrictions on transfer, as well as all required gaming legends.

(e)        Each Unit in the Company shall constitute a “security” within the meaning of, and governed by, (i) Article 8 of the Uniform Commercial Code  as in effect from time to time in the State of Nevada (the “NVUCC”) (including NRS 104.8102(1)(n)), and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995.  Notwithstanding any provision of this Agreement to the contrary, to the extent that any provision of this Agreement is inconsistent with any non-waivable provision of Article 8 of the NVUCC, such provision of Article 8 of the NVUCC shall be controlling.  Each Membership Certificate evidencing Units shall bear the following legend:

“This Certificate evidences a limited liability company interest in Station Casinos LLC and shall constitute a “security” within the meaning of, and governed by, (i) Article 8 of the Uniform

9

Commercial Code as in effect from time to time in the State of Nevada (including Nevada Revised Statutes 104.8102(1)(n)), and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995.”

No change to this provision shall be effective until all outstanding Membership Certificates have been surrendered for cancellation and any new certificates thereafter issued shall not bear the foregoing legend.

(f)        The Company shall issue a new Membership Certificate in place of any Membership Certificate previously issued if the holder of the Units in the Company represented by such Membership Certificate, as reflected on the books and records of the Company:

(i)         makes proof by affidavit, in form and substance satisfactory to the Company, that such previously issued Membership Certificate has been lost, stolen or destroyed;

(ii)        requests the issuance of a new Membership Certificate before the Company has notice that such previously issued Membership Certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

(iii)       if requested by the Company, delivers to the Company a bond, in form and substance satisfactory to the Company, with such surety or sureties as the Company may direct, to indemnify the Company against any claim that may be made on account of the alleged loss, destruction or theft of the previously issued Membership Certificate; and

(iv)       satisfies any other reasonable requirements imposed by the Company.

Section 3.2      Capital Contributions.  From time to time, as and when and in the amounts determined by the Managing Member, the Non-Voting Member shall make Capital Contributions to the Company.

Section 3.3      Interest on Capital Contributions.  No Member shall be entitled to interest from the Company on or with respect to any Capital Contribution.

Section 3.4      Withdrawal and Return of Capital Contributions.  Except as provided in this Agreement, no Member shall be entitled to withdraw any part of such Member’s Capital Contribution or to receive distributions from the Company.

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ARTICLE IV

ALLOCATION OF NET INCOME AND NET LOSS

Section 4.1      Net Income and Net Loss.  The Company’s profits and losses for any period shall be allocated to the Non-Voting Member.

Section 4.2      Tax Classification.  It is intended that the Company be disregarded as an entity separate from the Non-Voting Member for Federal and all relevant state and local income tax purposes as provided for by Regulations Section 301.7701-3 and comparable provisions of applicable state tax law.

ARTICLE V

DISTRIBUTIONS

Section 5.1      Distributions Generally.  Subject to the provisions of Sections 5.2 and 5.3, the Company shall make distributions at such times and in such amounts as determined by the Managing Member and shall make all distributions required to be made pursuant to the Tax Distribution Agreement.  Any such distribution shall be made to the Non-Voting Member.  The Voting Member shall have no right to any distributions under this Agreement.

Section 5.2      Limitations on Distributions.

(a)        Notwithstanding anything herein contained to the contrary, no distribution pursuant to this Agreement shall be made if such distribution would result in a violation of the Act or any other applicable law or would cause a breach or default under any agreement or instrument to which the Company is a party or by which its assets are bound.

(b)        In the event that a distribution is not made as a result of the application of paragraph (a) of this Section 5.2, all amounts so retained by the Company shall continue to be subject to all of the debts and obligations of the Company.  The Company shall make such distribution (with accrued interest actually earned thereon) as soon as such distribution would not be prohibited pursuant to this Section 5.2.

Section 5.3      Reserves.  The Company may establish reserves in such amounts and for such time periods as the Managing Member determines reasonably necessary for estimated accrued Company expenses and any contingent, conditional, unmatured or unforeseen Company liabilities or obligations.

ARTICLE VI

BOOKS OF ACCOUNT, RECORDS AND REPORTS, FISCAL YEAR

Section 6.1      Books and Records.  Proper and complete records and books of account shall be kept by the Company in which shall be entered fully and accurately all transactions and other matters relative to the Company’s business as are usually entered into records and books of account maintained by Persons engaged in businesses of a like character.  The Company books

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and records shall be kept in a manner determined by the Managing Member in its sole discretion to be most beneficial for the Company.

Section 6.2      Fiscal Year.  The fiscal year of the Company (the “Fiscal Year”) shall be the same as the fiscal year of Holdco; provided, however, that the last Fiscal Year of the Company shall end on the date on which the Company is terminated.

ARTICLE VII

POWERS, RIGHTS AND DUTIES OF THE MEMBERS; VOTING

Section 7.1      Limitations.  Other than as set forth in this Agreement, the Members (other than the Managing Member, in its capacity as such) shall not participate in the management or control of the Company’s business nor shall they transact any business for the Company, nor shall they have the power to act for or bind the Company, said powers being vested solely and exclusively in the Managing Member.

Section 7.2      Liability.  Subject to the provisions of the Act, no Member shall be liable for the repayment, satisfaction or discharge of any Company liabilities.  No Member shall be personally liable for the return of any portion of the Capital Contributions (or any return thereon) of any other Member.

Section 7.3      Priority.  Except as expressly provided in this Agreement, no Member shall have priority over any other Member as to Company allocations or distributions.

Section 7.4      Voting.  RRR shall hold all Voting Units and be the only Voting Member.  Any action requiring the affirmative vote of Members under this Agreement, unless otherwise specified herein, may be taken by vote at a meeting or, in lieu thereof, by written consent of Members holding the requisite number of Voting Units.  If expressly required by this Agreement or by applicable law, such written consent shall be unanimous.  Prompt notice of the approval of any action by written consent shall be provided to the Members who did not consent to such action in such written consent.

Section 7.5      Standard of Care.  Any duties (including fiduciary duties) that the Members would otherwise owe in their capacities as Members to one another and to the Company are expressly eliminated and disclaimed by the Company and the Members to the fullest extent permitted by NRS 86.286(5); provided, that the foregoing shall not operate to eliminate the implied covenants of good faith and fair dealing.

ARTICLE VIII

MANAGEMENT

Section 8.1      The Managing Member; Delegation of Authority and Duties.

(a)        Authority of Managing Member.  Subject to the provisions of this Agreement, the business, property and affairs of the Company shall be managed under the sole, absolute and exclusive direction of the Managing Member.  Without limiting the foregoing

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provisions of this Section 8.1(a) and subject to the provisions of this Agreement, the Managing Member shall have the sole power to manage or cause the management of the Company, including, without limitation, the power and authority to effectuate the sale, lease, transfer, exchange or other disposition of any, all or substantially all of the assets of the Company (including, but not limited to, the exercise or grant of any conversion, option, privilege or subscription right or any other right available in connection with any assets at any time held by the Company) or the merger, consolidation, reorganization or other combination of the Company with or into another entity.

(b)        Other Members.  No Member who is not also a Managing Member, in his or her or its capacity as such, shall participate in or have any control over the business of the Company.  Except as expressly provided herein, the Units or the fact of a Member’s admission as a member of the Company do not confer any rights upon the Members to participate in the management of the affairs of the Company.  Except as expressly provided herein, no Member other than the Managing Member shall have any right to approve or otherwise consent to any matter involving the Company, including with respect to any merger, consolidation, combination or conversion of the Company, or any other matter that a Member might otherwise have the ability to vote or consent with respect to under the Act, at law, in equity or otherwise.  The conduct, control and management of the Company shall be vested exclusively in the Managing Member.  In all matters relating to or arising out of the conduct of the operation of the Company, the decision of the Managing Member shall be the decision of the Company.  Except as required by law or by separate agreement with the Company, no Member who is not also a Managing Member (and acting in such capacity) shall take any part in the management or control of the operation or business of the Company in its capacity as a Member, nor shall any Member who is not also a Managing Member (and acting in such capacity) have any right, authority or power to act for or on behalf of or bind the Company in his or her or its capacity as a Member in any respect or assume any obligation or responsibility of the Company or of any other Member.

(c)        Delegation by Managing Member.  The Managing Member shall have the power and authority to delegate to one or more other Persons the Managing Member’s rights and powers to manage and control the business and affairs of the Company, including to delegate to agents and employees of the Member or the Company, and to delegate by a management agreement or another agreement with, or otherwise to, other Persons.  The Managing Member may authorize any Person (including any Officer of the Company or the Managing Member) to enter into and perform any document on behalf of the Company.

(d)       Fiduciary Obligations.  The Managing Member shall owe the same fiduciary duties to the Members and the Company and, as applicable, the creditors of the Company, as are owed by directors of a Nevada corporation to such corporation and the stockholders and, as applicable, the creditors of such corporation; provided, however, that the Managing Member shall not be liable to the Company or the Members or such creditors for monetary damages for breach of fiduciary duty as the Managing Member, except for liability (A) for any breach of the Managing Member’s duty of loyalty to the Company or the Members or such creditors, (B) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (C) under NRS 78.300 (as if the Company were a Nevada corporation and the Managing Member was such corporation’s sole director).  In furtherance of the foregoing, creditors of the Company shall have the express right to bring

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claims directly or on behalf of the Company for breach of the fiduciary duties of the Managing Member to the same extent such creditors would have such right if the Company were a Nevada corporation (and if creditors of a Nevada corporation would not have the right to bring any such claim, the creditors of the Company will have no right to bring such claim against the Company).  Notwithstanding anything to the contrary set forth in this Agreement, to the extent that the Managing Member has any fiduciary or similar duties to the Company pursuant to the laws of the State of Nevada, whether in law or in equity, that result solely from the fact that such Person is a Managing Member of the Company and that are more expansive than those contemplated by this Section 8.1(d), such duties are hereby modified to the extent permitted under the Act to those contemplated by this Section 8.1(d).

Section 8.2      Officers.

(a)        Designation and Appointment.  Subject to applicable Gaming Laws, the Managing Member may, from time to time, employ and retain Persons as may be necessary or appropriate for the conduct of the Company’s business, including employees, agents and other Persons (any of whom may be a Member) who may be designated as officers of the Company (each, an “Officer” and, collectively, “Officers”), with such titles as and to the extent authorized by the Managing Member.  Any number of offices may be held by the same Person.  In its discretion, the Managing Member may choose not to fill any office for any period as it may deem advisable.  Any Officers so designated shall have such authority and perform such duties as the Managing Member may from time to time delegate to them.  The Managing Member may assign titles to particular Officers.  Each Officer shall hold office until his successor shall be duly designated and shall qualify or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.  The salaries or other compensation, if any, of the Officers of the Company shall be fixed from time to time by the Managing Member.  Designation of an Officer shall not of itself create any contractual or employment rights.

(b)        Resignation and Removal.  Any Officer may resign as such at any time.  Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time is specified, at the time of its receipt by the Managing Member.  The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.  Any Officer may be removed as such, either with or without cause at any time by the Managing Member.

(c)        Standard of Care.

(i)         The officers of the Company shall owe the same fiduciary duties to the Members and the Company and, as applicable, the creditors of the Company, as are owed by officers of a Nevada corporation to such corporation and the stockholders and, as applicable, the creditors of such corporation; provided, however, that an officer of the Company shall not be personally liable to the Company or the Members or such creditors for monetary damages for breach of fiduciary duty as an officer of the Company, except for liability (A) for any breach of such officer’s duty of loyalty to the Company or the Members or such creditors, (B) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (C) for any transaction from which such officer derived any improper personal benefit.  In furtherance of the

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foregoing, creditors of the Company shall have the express right to bring claims directly or on behalf of the Company for breach of the fiduciary duties of the officers of the Company to the same extent such creditors would have such right if the Company were a Nevada corporation (and if creditors of a Nevada corporation would not have the right to bring any such claim, the creditors of the Company will have no right to bring such claim against the Company).

(ii)        Notwithstanding anything to the contrary set forth in this Agreement, to the extent that officers of the Company have any fiduciary or similar duties to the Company pursuant to the laws of the State of Nevada, whether in law or in equity, that result solely from the fact that such individual is an officer of the Company and that are more expansive than those contemplated by this Section 8.2(c), such duties are hereby modified to the extent permitted under the Act to those contemplated by this Section 8.2(c).

Section 8.3      Existence and Good Standing.  The Managing Member may take all action which may be necessary or appropriate (i) for the continuation of the Company’s valid existence as a limited liability company under the laws of the State of Nevada (and of each other jurisdiction in which such existence is necessary to enable the Company to conduct the business in which it is engaged) and (ii) for the maintenance, preservation and operation of the business of the Company in accordance with the provisions of this Agreement and applicable laws and regulations.  The Managing Member may file or cause to be filed for recordation in the office of the appropriate authorities of the State of Nevada, and in the proper office or offices in each other jurisdiction in which the Company is formed or qualified, such certificates (including certificates of limited liability companies and fictitious name certificates) and other documents as are required by the applicable statutes, rules or regulations of any such jurisdiction or as are required to reflect the identity of the Members and the amounts of their respective capital contributions.

Section 8.4      Investment Company Act.  The Managing Member shall use its best efforts to assure that the Company shall not be subject to registration as an investment company pursuant to the Investment Company Act of 1940, as amended.

Section 8.5      Indemnification of the Managing Member, Officers and Agents.

(a)        The Company shall indemnify and hold harmless the Managing Member and its Affiliates, and the former and current officers, agents and employees of the Company, the Managing Member and each such Affiliate (each, an “Indemnified Party”), from and against any loss, expense, damage or injury suffered or sustained by them, by reason of any acts, omissions or alleged acts or omissions arising out of their activities on behalf of the Company or in furtherance of the interests of the Company, including any judgment, award, settlement, reasonable attorneys’ fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim if the acts, omissions or alleged acts or omissions upon which such actual or threatened action, proceeding or claims are based were not a result of fraud, gross negligence or willful misconduct by such Indemnified Party.  Any indemnification pursuant to this Section 8.5 shall only be from the assets of the Company.

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(b)        Expenses (including reasonable attorneys’ fees) incurred by an Indemnified Party in a civil or criminal action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding; provided that if an Indemnified Party is advanced such expenses and it is later determined that such Indemnified Party was not entitled to indemnification with respect to such action, suit or proceeding, then such Indemnified Party shall reimburse the Company for such advances.

(c)        No amendment, modification or deletion of this Section 8.5 shall apply to or have any effect on the right of any Indemnified Party to indemnification for or with respect to any acts or omissions of such Indemnified Party occurring prior to such amendment, modification or deletion.

Section 8.6      Certain Costs and Expenses.  The Company shall (i) pay, or cause to be paid, all costs, fees, operating expenses and other expenses of the Company (including the costs, fees and expenses of attorneys, accountants or other professionals and the compensation of all personnel providing services to the Company) incurred in pursuing and conducting, or otherwise related to, the activities of the Company and (ii) to the extent that such payments may be made in compliance with the terms of the agreements governing the Company’s debt obligations and applicable law, the Company shall pay or reimburse the Managing Member for (A) all costs, fees or expenses incurred by the Managing Member in connection with the IPO, other than the payment obligations of the Managing Member under the Tax Receivable Agreement and the income, franchise (except as provided in this Section 8.6) or similar tax obligations of the Managing Member, and (B) all costs, fees or expenses incurred by the Managing Member in connection with serving as the Managing Member.  To the extent that the Managing Member determines in good faith that such expenses are related to the business and affairs of the Company or any of its subsidiaries (including expenses that relate to the business and affairs of the Company or any of its subsidiaries and that also relate to other activities of the Managing Member), the Managing Member may cause the Company to pay or bear all expenses of the Managing Member, including costs of securities offerings not borne directly by Members, compensation and meeting costs of the board of directors of the Managing Member, costs relating to periodic reports to stockholders of the Managing Member, litigation costs and damages arising from litigation, accounting and legal costs incurred by the Managing Member and franchise taxes arising from the existing or business activities of the Managing Member, provided that the Company shall not pay or bear any income or similar tax obligations of the Managing Member.

ARTICLE IX

TRANSFERS OF INTERESTS BY MEMBERS

Section 9.1      Transfer.  Subject to Section 9.2, no Member may Transfer all or a portion of its Units in the Company (i) without the consent of the Managing Member, (ii) the receipt of all required Gaming Licenses and (iii) other than in accordance with the terms of this Article IX.  Any Transfer or purported Transfer of a Unit in the Company not made in accordance with this Agreement and applicable Gaming Laws (a “Void Transfer”) shall be null and void and of no force or effect whatsoever.  Any amounts otherwise distributable under Article V or Article X in respect of the Non-Voting Units in the Company that have been the subject of a Void Transfer

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may be withheld by the Company until the Void Transfer has been rescinded, whereupon the amount withheld (after reduction by any damages suffered by the Company attributable to such Void Transfer) shall be distributed without interest.

Section 9.2      Transfer of Interests.

(a)        The Transferee of all or any portion of a Member’s Units pursuant to a Transfer made in accordance with the terms of this Agreement shall be admitted to the Company as a “Substituted Member.”  Unless a Transferee of a Member’s Units is admitted as a Substituted Member under this Section 9.2(a), such Transferee shall have none of the powers of a Member hereunder and shall have only such rights of an assignee under the Act as are consistent with this Agreement.  No Transferee of a Member’s Units shall become a Substituted Member unless such Transfer shall be made in compliance with this Article IX.

(b)        Notwithstanding anything contained herein to the contrary, but subject in each instance to and in accordance with all applicable Gaming Laws, each Member shall be permitted to pledge or hypothecate any or all of its Units to any lender to the Company (or any lender to an affiliate of the Company) or any agent acting on such lender’s behalf, and any Transfer of such Units pursuant to any such lender’s (or agent’s) exercise of remedies in connection with any such pledge or hypothecation shall be permitted under this Agreement with no further action or approval required hereunder except as required by applicable Gaming Laws.  Upon the exercise of remedies in connection with such pledge or hypothecation, (a) such lender (or agent) or Transferee of such lender (or agent), as the case may be, shall, subject to applicable Gaming Laws and the receipt of all applicable Gaming Licenses, become a Member under this Agreement and shall be a Substituted Member and shall succeed to all of the rights, including the right to participate in the management of the business of the Company, and shall be bound by all of the obligations of a Member under this Agreement without taking any further action on the part of such lender (or agent) or Transferee, as the case may be, and (b) without complying with any other procedures set forth in this Agreement, and following such exercise of remedies, subject to applicable Gaming Laws, the pledging Member shall cease to be a Member and shall have no further rights or obligations under this Agreement.  The execution and delivery of this Agreement by a Member shall constitute any necessary approval of such Member under the Act to the provisions of this Section 9.2.  This Section 9.2 may not be amended or modified so long as any of the Units is subject to a pledge or hypothecation without the pledgee’s (or the Transferee of such pledgee’s) prior written consent.

(c)        Upon the Transfer of all of the Units of a Member and effective upon the admission of its Transferee as a Substituted Member, the Transferor shall be deemed to have resigned from the Company as a Member.

(d)       Upon the death, dissolution, withdrawal or resignation in contravention of Section 10.1 or the bankruptcy of a Member (the “Withdrawing Member”), the Company shall have the right to treat such Member’s successor(s)-in-interest as assignee(s) of such Member’s Units, with none of the powers of a Member hereunder and with only such rights of an assignee under the Act as are consistent with this Agreement, until such time a replacement member is admitted in accordance with the terms of this Agreement.  For purposes of this Section 9.2(d), if a Withdrawing Member’s Units are held by more than one Person (the “Assignees”), the

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Assignees shall appoint one Person with full authority to accept notices and distributions with respect to such Units in the Company on behalf of the Assignees and to bind them with respect to all matters in connection with the Company or this Agreement.

Section 9.3      Consequences of Transfers Generally.

(a)        In the event of any Transfer or Transfers permitted under this Article IX, the Transferor and the Units that are the subject of such Transfer shall remain subject to this Agreement, and the Transferee shall hold such Units subject to all unperformed obligations of the Transferor.  Any successor or Transferee hereunder shall be subject to and bound by this Agreement as if originally a party to this Agreement.

(b)        Unless a Transferee of a Member’s Units becomes a Substituted Member, such Transferee shall have no right to obtain or require any information or account of Company transactions, or to inspect the Company’s books or to vote on Company matters.  Such a Transfer shall, subject to the last sentence of Section 9.1, merely entitle the Transferee to receive the share of distributions, and profits and losses to which the Transferor Member otherwise would have been entitled.  Each Member agrees that such Member will, upon request of the Managing Member, execute such certificates or other documents and perform such acts as the Managing Member deems appropriate after a Transfer of such Member’s Units (whether or not the Transferee becomes a Substituted Member) to preserve the limited liability of the Members under the laws of the jurisdictions in which the Company is doing business.

(c)        The Transfer of a Member’s Interests and the admission of a Substituted Member shall not be cause for dissolution of the Company.

Section 9.4      Interests; Units.  Any Transferee of a Member under this Article IX shall, subject to Section 9.1, succeed to the portion of the Interest and Units so Transferred to such Transferee.

Section 9.5      Additional Filings.  Upon the admission of a Substituted Member pursuant to Section 9.4, the Company shall cause to be executed, filed and recorded with the appropriate governmental agencies such documents (including amendments to this Agreement) as are required to accomplish such substitution.

ARTICLE X

WITHDRAWAL OF MEMBERS; TERMINATION OF COMPANY;
LIQUIDATION AND DISTRIBUTION OF ASSETS

Section 10.1    Resignation of Members.  Except as otherwise specifically permitted in this Agreement (including a transfer permitted in accordance with Section 9.2(b)), a Member may not resign or withdraw from the Company unless agreed to in writing by the Managing Member.  Any Member resigning, retiring or withdrawing in contravention of this Section 10.1 shall indemnify, defend and hold harmless the Company, the Managing Member and all other Members (other than a Member who is, at the time of such withdrawal, in default under this Agreement) from and against any losses, expenses, judgments, fines, settlements or damages

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suffered or incurred by the Company and such other Members arising out of or resulting from such resignation, retirement or withdrawal.

Section 10.2    Dissolution of Company.

(a)        The Company shall be dissolved, wound up and terminated as provided herein upon the first to occur of the following:

(i)         the determination of the Managing Member to dissolve the Company; or

(ii)        the occurrence of any other event that would make it unlawful for the business of the Company to be continued.

Except as expressly provided herein or as otherwise required by Nevada law, the Members shall have no power to dissolve the Company.

(b)        In the event of the dissolution of the Company for any reason, the Managing Member or a liquidating agent or committee appointed by the Managing Member shall act as a liquidating agent (the Managing Member or such liquidating agent or committee, in such capacity, is hereinafter referred to as the “Liquidator”), and shall commence to wind up the affairs of the Company and to liquidate the Company assets.  The Liquidator shall have full right and unlimited discretion to determine the time, manner and terms of any sale or sales of Company assets pursuant to such liquidation, giving due regard to the activity and condition of the relevant market and general financial and economic conditions.

(c)        The Liquidator shall have all of the rights and powers with respect to the Company Property in connection with the liquidation and termination of the Company that the Managing Member would have with respect to the property Company Property during the term of the Company, and the Liquidator is hereby expressly authorized and empowered to execute any and all documents necessary or desirable to effectuate the liquidation and termination of the Company and the transfer of any Company Property.

(d)       Notwithstanding the foregoing, a Liquidator which is not a Member shall not be deemed a Member and shall not have any of the economic interests in the Company of a Member; and such Liquidator shall be compensated for its services to the Company at normal, customary and competitive rates for its services to the Company, as reasonably determined by the Managing Member.

Section 10.3    Distribution in Liquidation.  The Company Property shall be applied in the following order of priority:

(a)        first, to pay the costs and expenses of the winding up, liquidation and termination of the Company;

(b)        second, to creditors of the Company, including Members who are creditors to the extent permitted by law, in the order of priority provided by law, including fees, indemnification payments and reimbursements payable to the Members or their Affiliates, but

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not including those liabilities for distributions to the Members in their capacity as Members under Section 86.341 or 86.331(2) of the Act;

(c)        third, to establish reserves reasonably adequate to meet any and all contingent, conditional, unmatured or unforeseen liabilities or obligations of the Company; provided, however, that at the expiration of such period of time as the Liquidator may deem advisable, the balance of such reserves remaining after the payment of such contingencies or liabilities shall be distributed as hereinafter provided;

(d)       fourth, to the extent (without duplication) not permitted under clause (b) above, to the Members in satisfaction of liabilities or obligations of the Company to the Members; and

(e)        fifth, the remainder to the Members pursuant to Section 5.1.

If the Liquidator, in its sole discretion, determines that Company Property other than cash is to be distributed, then the Liquidator shall cause the Value of the assets not so liquidated to be determined (with any such determination normally made by the Managing Member in accordance with the definition of “Value” being made instead by the Liquidator).  Such assets shall be retained or distributed by the Liquidator as follows:

(i)         The Liquidator shall retain assets having a value, net of any liability related thereto, equal to the amount by which the net proceeds of liquidated assets are insufficient to satisfy the requirements of subparagraphs (a), (b), (c) and (d) of this Section 10.3; and

(ii)        The remaining assets shall be distributed to the Members in the manner specified in subparagraph(e) of this Section 10.3.

If the Liquidator, in its sole discretion, deems it neither feasible nor desirable to distribute to each Member its allocable share of each asset, the Liquidator may allocate and distribute specific assets to one or more Members as the Liquidator shall reasonably determine to be fair and equitable, taking into consideration, inter alia, the Value of such assets and the tax consequences of the proposed distribution upon each of the Members (including both distributees and others, if any).  Any distributions in kind shall be subject to such conditions relating to the disposition and management thereof as the Liquidator deems reasonable and equitable.

Section 10.4    Final Reports.  Within a reasonable time following the completion of the liquidation of all Company Property, the Liquidator shall deliver to each of the Members a statement which shall set forth the assets and liabilities of the Company as of the date of complete liquidation and each Member’s portion of distributions pursuant to Section 10.3.

Section 10.5    Rights of Members.  Each Member shall look solely to Company Property for all distributions with respect to the Company and such Member’s Capital Contribution (including return thereof), and such Member’s share of profits or losses thereon, and shall have no recourse therefor (upon dissolution or otherwise) against any other Member.  No Member shall have any right to demand or receive property other than cash upon dissolution and termination of the Company.

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Section 10.6    Deficit Restoration.  Notwithstanding any other provision of this Agreement to the contrary, upon liquidation of a Member’s Interest in the Company (whether or not in connection with a liquidation of the Company), no Member shall have any liability to restore any deficit that its capital account would have had, had the Company maintained capital accounts.

Section 10.7    Termination.  The Company shall terminate when all property owned by the Company shall have been disposed of and the assets shall have been distributed as provided in Section 10.3.  Any manager so requested by the Liquidator shall then execute and cause to be filed Articles of Dissolution of the Company.

ARTICLE XI

EXCULPATION

Section 11.1    Exculpation.  No Covered Person shall be personally liable for the return of any portion of the Capital Contributions (or any return thereon) of any Member.  The return of such Capital Contributions (or any return thereon) shall be made solely from the Company’s property.  No Covered Person shall be required to pay any amount to the Company or to any Member upon dissolution of the Company or otherwise.  No Member shall have the right to demand or receive property other than cash for its Interest in the Company.  To the fullest extent permitted under the Act, but subject to Sections 8.1(d) and 8.2(c), no Covered Person shall be liable, responsible or accountable in damages or otherwise to the Company or any Member for any loss incurred as a result of any act or failure to act by such Person on behalf of the Company; provided, that, for the avoidance of doubt, no Covered Person shall have the benefit of this Section 11.1 in respect of such Covered Person’s breach of any contractual agreement with the Company or any other Member or any of its or their Affiliates.

ARTICLE XII

AMENDMENT OF AGREEMENT

Section 12.1    Amendments.  This Agreement may be amended, supplemented, waived or modified by the written consent of the Managing Member in its sole discretion without the approval of any other Member or other Person.

Section 12.2    Amendment of Articles.  In the event that this Agreement shall be amended, supplemented or modified pursuant to this Article XII, the Managing Member shall amend, supplement or modify the Articles to reflect such change if the Managing Member deems such amendment, supplement or modification of the Articles to be necessary or appropriate.

ARTICLE XIII

MISCELLANEOUS

Section 13.1    Entire Agreement.  This Agreement constitutes the entire agreement among the Members with respect to the subject matter hereof and supersedes any prior

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agreement or understandings among them with respect to the subject matter hereof, and it may not be modified or amended in any manner other than as set forth herein.

Section 13.2    Governing Law.  This Agreement shall be governed by and construed under the laws of the State of Nevada, without regard to principles of conflicts of law.

Section 13.3    Effect.  Except as herein otherwise specifically provided, this Agreement shall be binding upon and inure to the benefit of the Members and their legal representatives, successors and permitted assigns.

Section 13.4    Partial Enforceability.  If any provision of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

Section 13.5    Counterparts.  This Agreement may contain more than one counterpart of the signature page and this Agreement may be executed by the affixing of the signatures of each of the Members to one of such counterpart signature pages.  All of such counterpart signatures pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

Section 13.6    Waiver of Partition.  The Members hereby agree that the Company assets are not and will not be suitable for partition.  Accordingly, each of the Members hereby irrevocably waives any and all rights (if any) that such Member may have to maintain any action for partition of any of such assets.

Section 13.7    No Third-Party Beneficiaries.  Except as set forth in Sections 8.1, 8.2 and 9.2(b) and except for the Covered Persons, this Agreement is not intended to confer upon any Person, except for the parties hereto and their successors and permitted assigns, any rights or remedies hereunder.

Section 13.8    Waiver of Judicial Dissolution.  Each Member agrees that irreparable damage would occur if any Member should bring or have brought on its behalf an action for judicial dissolution of the Company.  Accordingly, each Member accepts the provisions under this Agreement as such Member’s sole entitlement on dissolution of the Company and waives and renounces all rights to seek or have sought for such Member a court decree of dissolution or to seek the appointment by a court of a liquidator for the Company.

Section 13.9    Waiver of Trial by Jury.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH MEMBER HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTER-CLAIM, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER.

Section 13.10  Binding Arbitration.  Any dispute, claim or controversy arising out of or relating to this Agreement that cannot be resolved amicably by the parties, including the scope or applicability of this agreement to arbitrate, shall be determined by binding arbitration pursuant to Section 349 of the Rules of the Court of Chancery of the State of Delaware if it is eligible for

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such arbitration.  If the dispute claim or controversy is not eligible for such arbitration, it. shall be settled by arbitration administered by the American Arbitration Association (“AAA”) in accordance with its commercial rules and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.  Any AAA arbitration proceeding shall be conducted in the State of Delaware.  The AAA arbitrator shall have the authority to award any remedy or relief that a court of competent jurisdiction could order or grant, including the issuance of an injunction or other equitable relief.  However, any party may, without inconsistency with this arbitration provision, apply to any court having jurisdiction hereof and seek interim provisional, injunctive or other equitable relief until the arbitration award is rendered or the controversy is otherwise resolved.  Except as necessary in court proceedings to enforce this arbitration provision or an award rendered hereunder, or to obtain interim relief, neither a party nor an arbitrator may disclose the existence, content, or results of any arbitration hereunder without the prior written consent of both parties.

Section 13.11  Notices.  All notices, demands or requests required or permitted under this Agreement must be in writing, and shall be made by hand delivery, certified mail, overnight courier service, electronic mail or facsimile to the address, electronic mail address or facsimile number set forth in the signature pages hereto, but any party may designate a different address, electronic mail address or facsimile number by a notice similarly given to the Company and the other Members.  Any such notice or communication shall be deemed given when delivered by hand, if delivered on a Business Day, the next Business Day after delivery by hand if delivered by hand on a day that is not a Business Day; four (4) Business Days after being deposited in the United States mail, postage prepaid, return receipt requested, if mailed; on the next Business Day after being deposited for next day delivery with Federal Express or a similar overnight courier; when receipt is acknowledged, whether by facsimile confirmation or return electronic mail, if sent by facsimile or electronic mail on a Business Day; and the next Business Day following the day on which receipt is acknowledged whether by facsimile confirmation or return electronic mail, if sent by facsimile or electronic mail on a day that is not a Business Day.

[Signature Pages Follow]

23

SECOND AMENDED AND RESTATED
OPERATING AGREEMENT OF
STATION CASINOS LLC

IN WITNESS WHEREOF, the undersigned Member has caused this counterpart signature page to the Second Amended and Restated Operating Agreement of Station Casinos LLC to be duly executed as of the date first above written.

RED ROCK RESORTS, INC.

By:
Name:
Title:

Address:	1505 South Pavilion Center Drive
Las Vegas, Nevada 89135
Email:
Facsimile:

SECOND AMENDED AND RESTATED
OPERATING AGREEMENT OF
STATION CASINOS LLC

IN WITNESS WHEREOF, the undersigned Member has caused this counterpart signature page to the Second Amended and Restated Operating Agreement of Station Casinos LLC to be duly executed as of the date first above written.

STATION HOLDCO LLC

By:
Name:
Title:

Address:
Email:
Facsimile:

ANNEX I

THE UNITS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.

Number of Units: ____	Certificate Number: ____

Form of Certificate

CERTIFICATE OF MEMBER’S INTEREST

Station Casinos LLC, a Nevada limited liability company (the “Company”), hereby certifies that __________________________ (the “Holder”) is the registered owner of [____] units of the [voting/non-voting] member’s interests in the Company (the “Interests”).  The rights, powers, preferences, restrictions and limitations of the Interests are set forth in, and this Certificate and the Interests represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Second Amended and Restated Operating Agreement of the Company dated as of [•], 2016, as the same may be amended or modified from time to time (the “Operating Agreement”).  By acceptance of this Certificate, and as a condition to being entitled to any rights and/or benefits with respect to the Interests evidenced hereby, the Holder is deemed to have agreed to comply with and be bound by all the terms and conditions of the Operating Agreement.  The Company will furnish a copy of the Operating Agreement to the Holder without charge upon written request to the Company at its principal place of business.

The Interests represented by this Certificate are transferable only on the books of the Company by the holder hereof in person or by power of attorney upon surrender of this Certificate properly endorsed.

This Certificate shall be governed by and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of laws.

IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed and signed this __ day of _______________, 20__.

Station Casinos LLC

By:
Name:
Title:

THIS CERTIFICATE EVIDENCES A MEMBER’S INTEREST IN STATION CASINOS LLC AND SHALL CONSTITUTE A “SECURITY” WITHIN THE MEANING OF, AND GOVERNED BY, (I) ARTICLE 8 OF THE UNIFORM COMMERCIAL CODE AS IN EFFECT FROM TIME TO TIME IN THE STATE OF NEVADA (INCLUDING NEVADA REVISED STATUTES 104.8102(1)(N)), AND (II) ARTICLE 8 OF THE UNIFORM COMMERCIAL CODE OF ANY OTHER APPLICABLE JURISDICTION THAT NOW OR HEREAFTER SUBSTANTIALLY INCLUDES THE 1994 REVISIONS TO ARTICLE 8 THEREOF AS ADOPTED BY THE AMERICAN LAW INSTITUTE AND THE NATIONAL CONFERENCE OF COMMISSIONERS ON UNIFORM STATE LAWS AND APPROVED BY THE AMERICAN BAR ASSOCIATION ON FEBRUARY 14, 1995.

THE SALE, ASSIGNMENT, TRANSFER, PLEDGE OR EXERCISE OF ANY OPTION TO PURCHASE OR OTHER DISPOSITION OF AN INTEREST IN THIS LIMITED LIABILITY COMPANY IS INEFFECTIVE UNLESS APPROVED IN ADVANCE BY THE NEVADA GAMING COMMISSION (THE “COMMISSION”).  IF AT ANY TIME THE COMMISSION FINDS THAT A MEMBER IS UNSUITABLE TO HOLD AN INTEREST IN THIS COMPANY, SUCH MEMBER MUST DISPOSE OF SUCH INTEREST AS PROVIDED BY THE GAMING LAWS OF THE STATE OF NEVADA AND THE REGULATIONS PROMULGATED THEREUNDER, OR, IF THE COMMISSION CONSENTS, IN ACCORDANCE WITH THE COMPANY’S ARTICLES OF ORGANIZATION OR OPERATING AGREEMENT.  BEGINNING ON THE DATE THAT THE COMMISSION SERVES NOTICE OF A DETERMINATION OF UNSUITABILITY PURSUANT TO APPLICABLE LAW, IT IS UNLAWFUL FOR THE UNSUITABLE MEMBER (A) TO RECEIVE ANY DIVIDEND OR INTEREST OR ANY PAYMENT OR DISTRIBUTION OF ANY KIND, INCLUDING OF ANY SHARE OF THE DISTRIBUTION OF PROFITS OR CASH OR ANY OTHER PROPERTY, OR PAYMENTS UPON DISSOLUTION, FROM THE COMPANY, OTHER THAN A RETURN OF CAPITAL; (B) TO EXERCISE DIRECTLY OR THROUGH ANY PROXY, TRUSTEE OR NOMINEE ANY VOTING RIGHT CONFERRED BY THE MEMBER’S INTEREST IN THE COMPANY; OR (C) TO RECEIVE ANY REMUNERATION IN ANY FORM FROM THE COMPANY OR FROM ANY COMPANY HOLDING A GAMING LICENSE FOR SERVICES RENDERED OR OTHERWISE.

Exhibit E

Amendment to Holdco Operating Agreement

[attached]

Exhibit E

FORM OF
THIRD AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT

OF

STATION HOLDCO LLC

Dated as of [_____ __], 2016

THE UNITS REPRESENTED BY THIS THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS.  SUCH UNITS MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF AT ANY TIME WITHOUT EFFECTIVE REGISTRATION UNDER SUCH ACT AND APPLICABLE LAWS OR EXEMPTION THEREFROM, AND COMPLIANCE WITH THE OTHER SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY SET FORTH HEREIN.

THIRD AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
STATION HOLDCO LLC

i

ii

iii

THIRD AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT

OF

STATION HOLDCO LLC

This THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of STATION HOLDCO LLC (the “Company”), dated as of [______ __], 2016, is adopted, executed and agreed to, for good and valuable consideration, by and among the members listed on the Schedule of Members (as defined below), and shall be effective as of the Effective Time (as defined below).  Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in Section 2.1.

RECITALS

WHEREAS, the Certificate of Formation of the Company was filed with the Office of the Secretary of State of Delaware on August 9, 2010 under the name “NP Propco Holdings LLC”;

WHEREAS, the Company filed a Certificate of Amendment to the Certificate of Formation with the Office of the Secretary of State of Delaware on November 12, 2010, changing the name of the Company to “Station Holdco LLC”;

WHEREAS, the Members previously entered into that certain Second Amended and Restated Limited Liability Company Agreement of the Company, dated as of July 1, 2012 and amended as of July 15, 2012, August 1, 2012, September 4, 2012, October 1, 2012, April 25, 2013, July 31, 2013, August 26, 2014, November 6, 2014 and September 29, 2015 (as amended, the “Prior Agreement”) on the terms and conditions therein set forth providing for the conduct of the Company’s business and affairs;

WHEREAS, Members holding the requisite percentage of the outstanding Units (as defined in the Prior Agreement) of the Company have duly consented to the execution and delivery of this Agreement, which shall amend and restate the Prior Agreement in its entirety;

WHEREAS, Red Rock Resorts, Inc., a Delaware corporation (“Station Corp.”), and the Company intend to enter into an underwriting agreement (i) to issue and sell to the several Underwriters named therein shares of Class A Common Stock, par value $0.01 per share, of Station Corp. (the “Class A Common Stock”) and (ii) to make a public offering of such shares of Class A Common Stock (collectively, the “IPO”);

WHEREAS, in connection with the IPO, the Members desire to amend and restate the Prior Agreement effective immediately prior to the time that the Securities and Exchange Commission declares the registration statement with respect to the IPO effective (the “Effective Time”) to, among other things, reflect the designation of Station Corp. as the sole manager of the Company (the “Managing Member”);

WHEREAS, immediately after the IPO, Station Corp. will purchase (a) newly-issued Units from the Company and (b) Units held by certain of the Members, in each case using the net proceeds from the IPO; and

WHEREAS, in connection with the IPO, each FE Senior Executive is expected to enter into an Executive Employment Agreement with Station Casinos LLC, a Nevada limited liability Company and wholly owned subsidiary of the Company (“Station Casinos”),  and Station Corp., and the Members desire to impose certain limitations upon the compensation of the FE Senior Executives and the other executives and employees of Station Casinos.

AGREEMENT

NOW, THEREFORE, in consideration of the promises and covenants contained herein, the parties hereto agree as follows:

ARTICLE 1. CONTINUATION OF THE COMPANY

Section 1.1      Continuation of the Company.  The Company was previously formed as a limited liability company under the Act by the filing of the Certificate with the Office of the Secretary of State of Delaware on August 9, 2010.  Each Member agrees to be bound by the terms and conditions of this Agreement.  The Members hereby agree to continue the Company as a limited liability company under the Act for the purposes and upon the terms and conditions hereinafter set forth.  To the extent that the rights, powers, duties, obligations and liabilities of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.

Section 1.2      Name.  The name of the Company is “Station Holdco LLC,” as such name may be modified from time to time by the Managing Member as it may deem advisable.

Section 1.3      Business of the Company.  Subject to the limitations on the activities of the Company otherwise specified in this Agreement, the purpose and business of the Company shall be the conduct of any business or activity that may be conducted by a limited liability company organized pursuant to the Act, including the ownership of equity interests in Persons which conduct, operate and manage hotels and casinos.

Section 1.4      Location of Principal Place of Business.  The location of the principal place of business of the Company is 1505 South Pavilion Center Drive, Las Vegas, Nevada, 89135 or such other location as may be determined by the Managing Member.  In addition, the Company may maintain such other offices as the Managing Member may deem advisable at any other place or places within or without the State of Delaware.

Section 1.5      Registered Agent.  The registered agent for the Company is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801.  The Managing Member may change the registered agent from time to time as it deems appropriate.

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Section 1.6      Term.  The term of the Company commenced on the date of filing of the Certificate, and shall be perpetual unless the Company is earlier dissolved and terminated in accordance with the provisions of this Agreement.

ARTICLE 2. DEFINITIONS

Section 2.1      Definitions.  The following terms used in this Agreement shall have the following meanings.

“AAA” has the meaning set forth in Section 15.10.

“Act” means the Delaware Limited Liability Company Act, 6 Del. Code §18-101 et seq., as in effect on the date hereof and as it may be amended hereafter from time to time.

“Adjusted Capital Account” means, with respect to any Member, the Member’s Capital Account at such time (x) increased by the sum of (A) the amount of the Member’s share of partnership minimum gain (as defined in Regulation section 1.704-2(g)(1) and (3)), (B) the amount of the Member’s share of partner nonrecourse debt minimum gain (as defined in Regulation section 1.704-2(i)(5)) and (C) any amount of the deficit balance in its Capital Account that the Member is treated as obligated to restore pursuant to Regulation section 1.704-1(b)(2)(ii)(c) and (y) decreased by reasonably expected adjustments, allocations and distributions described in Regulation sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6).  This definition shall be interpreted consistently with Regulation section 1.704-1(b)(2)(ii)(d).

“Adverse Disclosure” has the meaning set forth in Section 10.1(f).

“Affected Interests” means Equity Securities that are owned or controlled directly or indirectly by an Unsuitable Person or an Affiliate of an Unsuitable Person.

“Affected Member” means a Member who is an Unsuitable Person or is an Affiliate of an Unsuitable Person.

“Affiliate” of any particular Person means any other Person directly or indirectly controlling, controlled by or under common control with such particular Person.  For the purpose of this definition, the term “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, either through the ownership of a majority of such Person’s voting stock, by contract or otherwise.

“Agreement” means this Third Amended and Restated Limited Liability Company Agreement, as amended, modified or supplemented from time to time.

“Assignees” has the meaning set forth in Section 9.2(d).

“Assumed Tax Rate” means a rate determined by the Managing Member for the applicable Fiscal Year, which shall not exceed the greater of the highest effective combined marginal U.S. federal, state and local income tax rate (taking into account the tax imposed by

3

Code section 1411) applicable during such Fiscal Year to a natural person residing in or corporation doing business in New York, New York (after giving effect to any differences in rates applicable to ordinary income and capital gains and any U.S. federal income tax deduction for such state and local income taxes).

“Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks are authorized or required to close in New York City, New York.

“Capital Account” means, with respect to any Member, the account maintained by the Company with respect to such Member in accordance with Section 3.8.

“Capital Contribution” means any contribution (whether in cash, property or a combination thereof) to the capital of the Company.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all ownership interests in a limited liability company, partnership or other Person (other than a corporation), and any and all securities, warrants, options or other rights to purchase or acquire, or that are convertible into, any of the foregoing.

“Certificate” means the Certificate of Formation of the Company, as amended, modified or supplemented from time to time.

“Change of Control” has the meaning set forth for such term under the Exchange Agreement.

“Class A Common Stock” has the meaning set forth in the Recitals.

“Class B Common Stock” means the Class B Common Stock, par value $0.01 per share, of Station Corp.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means the shares of Class A Common Stock, including any shares of capital stock into which Class A Common Stock may be converted (as a result of a recapitalization, share exchange or similar event) or that are issued with respect to Class A Common Stock (including, without limitation, with respect to any stock split or stock dividend, or a successor security).

“Company” has the meaning set forth in the preamble hereof.

“Company Minimum Gain” has the meaning set forth for the term “partnership minimum gain” in Regulations section 1.704-2(d).

“DB Holder” means (a) German American Capital Corporation, Deutsche Bank AG and each Affiliate of Deutsche Bank AG that becomes a Member and (b) any Person that receives or acquires any Units from a DB Holder to the extent that such Transferring DB Holder assigns rights pursuant to Article 10 hereof to such Person; provided, that such designation shall

4

not become effective until the delivery of notice of such assignment to the Company (it being understood that such Transferee shall be so deemed to be such a DB Holder only with respect to such Units so Transferred).

“DB Majority Holder” has the meaning set forth in the definition of “Major Holder”.

“Demand Registration” has the meaning set forth in Section 10.1(a).

“Depreciation” has the meaning set forth in the definition of “Net Income” or “Net Loss” under paragraph (e) therein.

“DEUCC” has the meaning set forth in Section 3.1(f).

“Distribution” means each distribution after the Effective Time made by the Company to a Member, whether in cash, property or securities of the Company, pursuant to, or in respect of, Article 5 or Article 10.

“Effective Time” has the meaning set forth in the Recitals.

“Equity Incentive Plan” means the Red Rock Resorts, Inc. 2016 Equity Incentive Plan.

“Equity Securities” means all Common Stock of Station Corp. and Units and any and all securities of the Company, Station Corp. or any of their respective subsidiaries, convertible into, or exchangeable or exercisable for, options, warrants or other rights to acquire, shares of Common Stock or Units.

“Exchange Agreement” means the Exchange Agreement, effective on or about the Effective Time, among the Company, Station Corp. and the Company Unitholders (as defined therein) from time to time party thereto, as the same may be amended, modified, supplemented or restated from time to time.

“Exercising Holders” has the meaning set forth in Section 10.1(a).

“Fair Market Value” means, except as otherwise provided for herein, as of any given date of determination, the cash price, as determined in good faith by the Managing Member using any reasonable method of valuation and taking into account any relevant facts and circumstances then prevailing and in accordance with this Agreement, at which a willing seller would sell, and a willing buyer would buy, each being apprised of all relevant facts and neither acting under compulsion, such assets or properties in an arm’s-length negotiated transaction with an unaffiliated third party without time constraints.

“Family Group” means, for any individual, such individual’s current or former spouse, their respective parents, descendants of such parents (whether natural or adopted) and the spouses of such descendants, and any trust, limited partnership, corporation or limited liability company established solely for the benefit of such individual or such individual’s current or

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former spouse, their respective parents, descendants of such parents (whether natural or adopted) or the spouses of such descendants.

“FE Senior Executive” means each of Frank J. Fertitta III, Lorenzo Fertitta, Stephen L. Cavallaro, Marc J. Falcone and Richard J. Haskins.

“Fertitta Entertainment” has the meaning set forth in Section 11.1.

“Fertitta Holder” means each of (a) FI Station Investor LLC and each Affiliate of FI Station Investor LLC that becomes a Member, (b) Frank J. Fertitta III, (c) Lorenzo J. Fertitta, (d) each Affiliate or member of the Family Group of Frank J. Fertitta III or Lorenzo J. Fertitta and (e) any Person that receives or acquires any Units from a Fertitta Holder to the extent that such Transferring Fertitta Holder assigns rights pursuant to Article 10 hereof to such Person; provided, that such designation shall not become effective until the delivery of notice of such assignment to the Company (it being understood that such Transferee shall be so deemed to be such a Fertitta Holder only with respect to such Units so Transferred).

“Fertitta Majority Holder” has the meaning set forth in the definition of “Major Holder”.

“Fiscal Year” has the meaning set forth in Section 6.4.

“Gaming Authority” means all governmental authorities or agencies with regulatory control or jurisdiction over all or any portion of the gaming activities of the Company or any of its subsidiaries, or over ownership of an interest in an entity engaged in gaming activities, or any successor to any such authority, including, as applicable, (i) in the State of Nevada, the Nevada Gaming Commission, the Nevada State Gaming Control Board, the Clark County Liquor and Gaming Licensing Board, the Henderson City Council, the City of Las Vegas City Council and all other state and local regulatory and licensing agencies or bodies with authority over gaming, gaming activities and gaming devices, mobile gaming systems and associated equipment in the State of Nevada, the City of Henderson, the City of Las Vegas, the City of Reno, Clark County, Nevada or Washoe County, Nevada, and (ii) the National Indian Gaming Commission and the applicable gaming regulatory authority established by the Federated Indians of Graton Rancheria, the Match-E-Be-Nash-She-Wish Band of Pottawatomi Indians of Michigan and the North Fork Rancheria of Mono Indians.

“Gaming Laws” means any federal, state, tribal, local or foreign statute, ordinance, rule, regulation, requirement, directive, judgment, order, decree, injunction or other authorization, and any Gaming License, governing or relating to casino and gaming activities and operations of the Company or any of its subsidiaries or the ownership of an interest therein.

“Gaming License” shall mean all licenses, consents, permits, approvals, authorizations, registrations, findings of suitability, franchises, entitlements, exemptions, waivers and orders of registration approved or issued by any Gaming Authority under Gaming Laws necessary for or relating to the conduct of activities or the ownership of an interest in an entity engaged in activities under the Gaming Laws, including any condition or limitation placed thereon.

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“Governmental Authority” means any governmental, regulatory or administrative authority, whether foreign, federal, state or local, or any agency or commission or any court, tribunal, or judicial or arbitral body (or any subdivision of any of the foregoing) having jurisdiction or authority with respect to the particular matter at issue in its context, including any Gaming Authority.

“Gross Asset Value” means, with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows:

(a)        the initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross Fair Market Value of such asset on the date of the contribution;

(b)        the Gross Asset Values of all Company assets shall be adjusted to equal their respective gross Fair Market Values as of the following times:

(i)         the acquisition of an additional interest in the Company after the Effective Time by a new or existing Member in exchange for more than a de minimis Capital Contribution, if the Managing Member reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Members in the Company;

(ii)        the grant of an interest in the Company (other than a de minimis interest) as consideration for the provision of services to or for the benefit of the Company or any of its subsidiaries by an existing or a new Member acting in a “partner capacity,” or in anticipation of becoming a “partner” (in each case within the meaning of Regulations section 1.704-1(b)(2)(iv)(d));

(iii)       the Distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company, if the Managing Member reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Members in the Company; and

(iv)       the liquidation of the Company within the meaning of Regulations section 1.704-1(b)(2)(ii)(g);

(c)        the Gross Asset Value of any Company asset distributed to a Member shall be the gross Fair Market Value of such asset on the date of Distribution;

(d)       the Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code section 734(b) or Code section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations section 1.704-1(b)(2)(iv)(m); provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (d) to the extent that the Managing Member determines that an adjustment pursuant to subparagraph (b) of this definition of Gross Asset Value is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (d); and

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(e)        with respect to any asset that has a Gross Asset Value that differs from its adjusted tax basis, Gross Asset Value shall be adjusted by the amount of Depreciation rather than any other depreciation, amortization or other cost recovery method.

“Holder” means each holder of Registrable Securities.

“Indemnified Party” has the meaning set forth in Section 8.6(a).

“Interest” when used in reference to an interest in the Company, means the entire ownership interest of a Member in the Company at any particular time, including its interest in the capital, profits, losses and distributions of the Company.

“IPO” has the meaning set forth in the Recitals.

“Liquidator” has the meaning set forth in Section 12.2(b).

“Long-Form Registration” has the meaning set forth in Section 10.1(a).

“Major Holder” means any of (a) the holder of a majority of the Units held by the Fertitta Holders (the “Fertitta Majority Holder”) and (b) the holder of a majority of the Units held by the DB Holders (the “DB Majority Holder”).

“Managing Member” has the meaning set forth in the Recitals.

“Member” means each of the Persons listed on the Schedule of Members and each other Person who is hereafter admitted as a Member in accordance with the terms of this Agreement and the Act.  The Members shall constitute the “members” (as such term is defined in the Act) of the Company.  Any reference in this Agreement to any Member shall include a Substituted Member to the extent such Substituted Member was admitted to the Company in accordance with the provisions of this Agreement.

“Member Minimum Gain” means minimum gain attributable to Member Nonrecourse Debt determined in accordance with Regulations section 1.704-2(i).

“Member Nonrecourse Debt” has the meaning set forth for the term “partner nonrecourse debt” in Regulations section 1.704-2(b)(4).

“Membership Certificate” has the meaning set forth in Section 3.1(e).

“Net Income” or “Net Loss” means, for each Fiscal Year or other period, an amount equal to the Company’s taxable income or loss for such Fiscal Year or other period, determined in accordance with Code section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code section 703(a)(1) shall be included in such taxable income or loss), with the following adjustments:

(a)        any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition of Net Income or Net Loss shall be added to such taxable income or loss;

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(b)        any expenditures of the Company described in Code section 705(a)(2)(B) or treated as Code section 705(a)(2)(B) expenditures pursuant to Regulations section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition of Net Income or Net Loss shall be subtracted from such taxable income or loss;

(c)        in the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (b) or (c) of the definition of Gross Asset Value, the amount of such adjustment shall be taken into account as gain (if the adjustment increases the Gross Asset Value of the asset) or loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset for purposes of computing Net Income or Net Loss;

(d)       gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

(e)        in lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, with respect to a Company asset having a Gross Asset Value that differs from its adjusted basis for tax purposes, “Depreciation” with respect to such asset shall be computed by reference to the asset’s Gross Asset Value in accordance with Regulation section 1.704-1(b)(2)(iv)(g);

(f)        to the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code section 734(b) or 743(b) is required pursuant to Regulations section 1.704-1(b)(2)(iv)(m) to be taken into account in determining Capital Accounts as a result of a Distribution other than in liquidation of a Member’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Income or Net Loss; and

(g)        any item of income, gain, credit, loss, deduction or expenditure allocated under Section 4.2 shall be excluded from the computation of Net Income and Net Loss.

“Non-Equity Compensation” means, with respect to any person, the aggregate amount of all salaries, bonuses, potential severance payments and perquisites directly or indirectly applicable to such person in its capacity as employee, officer, director or otherwise.

“Non-Equity Compensation Thresholds” has the meaning set forth in Section 11.1.

“Officer” and “Officers” have the meanings set forth in Section 8.2(a).

“Partnership Audit Adjustment” has the meaning set forth in Section 6.6.

“Percentage Interest” means, with respect to each Member, as of the applicable date of determination, a fraction (expressed as a percentage), the numerator of which is the

9

number of Units held by such Member and the denominator of which is the total number of Units held by all Members.

“Permitted Transferee” means, with respect to any Member, (a) its Affiliates (including, in the case of any Member that is an entity, any distribution by such Member to its members, partners or shareholders (the “Member’s Owners”) or any redemption of the interests in such Member held by one or more of the Member’s Owners, and any related distributions or redemptions by the Member’s Owners to their respective members, partners or shareholders), (b) in the case of an individual, any member of its Family Group.

“Person” means any individual, partnership, limited liability company, association, corporation, trust or other entity.

“Prior Agreement” has the meaning set forth in the Recitals.

“Public Sale” means any sale of Registrable Securities to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.

“Quarterly Estimated Tax Periods” means the two, three, and four calendar month periods with respect to which Federal quarterly estimated tax payments are made.  The first such period begins on January 1 and ends on March 31.  The second such period begins on April 1 and ends on May 31.  The third such period begins on June 1 and ends on August 31.  The fourth such period begins on September 1 and ends on December 31.

“Redemption Date” shall mean the date specified in a Redemption Notice as the date on which Affected Interests of an Affected Member are to be redeemed by the Company, which Redemption Date shall be determined by the Managing Member and may be extended to the extent required in connection with any actions required to be taken under any Gaming Law; provided, that, unless otherwise directed by a Gaming Authority, in no event shall the Redemption Date be more than one hundred eighty (180) days after the date such Affected Member receives the Redemption Notice.

“Redemption Notice” shall mean that notice of redemption given by the  Managing Member to an Affected Member pursuant to Section 15.11.  Each Redemption Notice shall set forth (i) the Redemption Date; (ii) the Affected Interests to be redeemed; (iii) the Redemption Price and the manner of payment therefor; (iv) the place where certificates, if any, shall be surrendered for payment; and (v) any other requirements of surrender of the certificates, including how they are to be endorsed, if at all.

“Redemption Price” shall mean the price specified in the Redemption Notice to be paid by the Company for the redemption of Affected Interests to be redeemed pursuant to Section 15.11, which shall be that price (if any and to the extent applicable) required to be paid by the Gaming Authorities making the finding of unsuitability, or if the Gaming Authorities do not require a certain price to be paid, the amount reasonably determined by the Managing Member to be the fair value of the Affected Interests to be redeemed; provided that, unless a Gaming Authority requires otherwise, the Redemption Price per Unit shall be equal to the product of (i) the Exchange Rate (as defined in the Exchange Agreement) and (ii) the

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hypothetical Redemption Price (solely for purposes of this clause (ii), as defined in the Amended and Restated Certificate of Incorporation of the Managing Member, as in effect immediately following the IPO (the “Charter”)) in respect of one share of Class A Common Stock redeemed in accordance with the terms of the Charter at the same time as the applicable Unit is redeemed.  The Redemption Price may be paid in cash, by promissory note, or both, as required by the Gaming Authorities and, if not so required, as the Managing Member reasonably determines.  Any promissory note shall contain such terms and conditions as the Managing Member reasonably determines to be necessary or advisable to comply with any law or regulation then applicable to the Company or any Affiliate thereof, or to prevent a default under, or acceleration of, any loan, note, mortgage, indenture, line of credit or other debt or financing agreement.  Subject to the foregoing, (i) the principal amount of the promissory note together with any unpaid interest shall be due and payable no later than the ten-year anniversary of the delivery of the note, (ii) interest on the unpaid principal thereof shall be payable at maturity at a rate per annum equal to the applicable federal rate within the meaning of Code section 1274(d) for debt with a maturity of over nine years, as in effect at the date of such issuance, compounded annually, until the Redemption Price has been paid in full and (iii) the promissory note shall provide that at any time prior to the 15-month anniversary of the date of issuance, if the promissory note is Transferred to a Person that immediately after such Transfer would not be an Unsuitable Person, such promissory note may, at the election of the holder thereof prior to such 15-month anniversary (but with such 15-month period being subject to reasonable extensions up to six months in the aggregate for all such extensions in order to procure any required Gaming Licenses or other regulatory approvals being diligently pursued in good faith), converted into the Interests for which such promissory note was issued as the Redemption Price upon the cash payment by such holder to the Company in an amount equal to the sum of (x) all cash amounts paid to the original holder thereof as part of the Redemption Price and (y) all interest paid on such promissory note prior to such conversion.  If the Redemption Price is being determined with respect to a redemption of at least 10% of the Units then outstanding, the Redemption Price shall be at least equal to the value as determined by a valuation procured by the Company from a nationally recognized investment banking firm.

“Registrable Securities” means any shares of Common Stock of Station Corp. issued or issuable upon the conversion or exchange of Units, including pursuant to the Exchange Agreement.  As to any particular securities that are Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to a Public Sale.

“Registration Expenses” has the meaning set forth in Section 10.6.

“Registration Statement” means, in connection with the public offering and sale of Capital Stock of Station Corp., a registration statement (including pursuant to Rule 415 under the Securities Act) pursuant to the Securities Act.

“Regulation” means a Treasury Regulation promulgated under the Code.

“Regulatory Allocations” has the meaning set forth in Section 4.2(g).

“Schedule of Members” has the meaning set forth in Section 3.1(b).

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“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shelf Registration Statement” has the meaning set forth in Section 10.1(e)(i).

“Shelf Takedown Prospectus Supplement” has the meaning set forth in Section 10.1(e)(ii).

“Short-Form Registration” has the meaning set forth in Section 10.1(a).

“Station Casinos” has the meaning set forth in the Recitals.

“Station Corp.” has the meaning set forth in the Recitals.

“Substituted Member” means any Person admitted to the Company as a substituted Member pursuant to the provisions of Article 9.

“Tax Distribution” has the meaning set forth in Section 5.4.

“Tax Matters Partner” has the meaning set forth in Section 6.5.

“Tax Receivable Agreement” means the Tax Receivable Agreement, effective on or about the Effective Time, among the Company, Station Corp., and the Members (as defined therein) from time to time party thereto, as the same may be amended, modified, supplemented or restated from time to time.

“Transfer,” “Transferee” and “Transferor” have the respective meanings set forth in Section 9.1.

“True-Up Amount” means, in respect of a particular U.S. federal income tax year of the Company, an amount (but not less than zero) equal to (i) the product of (x) the taxable income of the Company for such tax year (determined by disregarding any adjustment to the taxable income of any Member that arises under Code section 743(b) and is attributable to the acquisition by such Member of an interest in the Company in a transaction described in Code section 743(a)) multiplied by (y) the Assumed Tax Rate minus (ii) the aggregate amount of distributions made in respect of such tax year (treating any Tax Distribution made with respect to income for such tax year, regardless of when made, and any distribution other than a Tax Distribution made during such tax year, as being made in respect of such tax year).

“Unit” has the meaning set forth in Section 3.1(a).

“Unsuitable Person” means a Person, including any member, shareholder, partner, manager, director, officer or employee of a Person (a) who is denied or disqualified from eligibility for a Gaming License by any applicable Gaming Authority or who is determined by any applicable Gaming Authority to be unsuitable to own or control an Equity Security in Station Corp. or the Company or to be affiliated or connected with or in the gaming business of Station Corp. or the Company, (b) whose ownership of an Equity Security in Station Corp. or the

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Company or affiliation or involvement with or in the business of Station Corp. or the Company in any capacity causes Station Corp. or the Company to lose or to be threatened by any applicable Gaming Authority with the loss or denial of a Gaming License, (c) who is deemed likely, as determined in good faith by the Managing Member based on verifiable information received from any applicable Gaming Authority or other Governmental Authority having jurisdiction over Station Corp. or the Company, to preclude or materially delay, impede or impair, or jeopardize or threaten the loss of, or result in the imposition of materially burdensome terms and conditions on, any Gaming License of Station Corp. or the Company or on such Person’s application for, or right to the use of, entitlement to or ability to obtain or retain any Gaming License in any jurisdiction or (d) who is deemed likely, as determined in good faith by the Managing Member without taking into account the votes of directors affiliated or associated with the Unsuitable Person, to result in the disapproval, cancellation, rescission, termination, material adverse modification or non-renewal of any material contract between Station Corp. or the Company, on one hand, and a third party that is not an Affiliate of the Company or any Member, on the other hand.

“Violation” has the meaning set forth in Section 10.7(a).

“Void Transfer” has the meaning set forth in Section 9.1.

“Withdrawing Member” has the meaning set forth in Section 9.2(d).

Section 2.2      Rules of Interpretation.  Unless the context otherwise clearly requires:  (a) a term has the meaning assigned to it; (b) “or” is not exclusive; (c) wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, feminine or neuter shall include the masculine, feminine and neuter; (d) provisions apply to successive events and transactions; (e) all references in this Agreement to “include” or “including” or similar expressions shall be deemed to mean “including without limitation”; (f) all references in this Agreement to designated “Articles,” “Sections,” “paragraphs,” “clauses” and other subdivisions are to the designated Articles, Sections, paragraphs, clauses and other subdivisions of this Agreement, and the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, paragraph, clause or other subdivision; and (g) any definition of or reference to any agreement, instrument, document, statute or regulation herein shall be construed as referring to such agreement, instrument, document, statute or regulation as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).  This Agreement is among financially sophisticated and knowledgeable parties and is entered into by the parties in reliance upon the economic and legal bargains contained herein and shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party who prepared, or caused the preparation of, this Agreement or the relative bargaining power of the parties.

ARTICLE 3. CAPITALIZATION

Section 3.1      Units; Initial Capitalization; Schedule of Members.

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(a)        Each Member’s interest in the Company, including such Member’s interest, if any, in the capital, income, gains, losses, deductions and expenses of the Company, shall be represented by Units of limited liability company interest (each, a “Unit”).  As of the Effective Time, the Company shall have one authorized class of Units.  All Units shall have identical rights and privileges in all respects.  The Company shall have the authority to issue an unlimited number of Units.  Immediately following the IPO, the Company will issue Units to Station Corp. in exchange for a contribution of the net proceeds received by Station Corp. from the IPO (less any proceeds used to purchase Units from Members) to the Company, such that following the sale of Units by any Members and the issuance of Units by the Company the total number of Units held by Station Corp. will equal the total number of outstanding shares of Class A Common Stock.  Following such purchase of Units by Station Corp. in connection with the IPO, Units shall only be issued to Station Corp. in accordance with Section 3.2(c) or Section 3.2(d).

(b)        The aggregate number of outstanding Units and the aggregate amount of cash Capital Contributions that have been made by the Members and the Fair Market Value of Capital Contributions in the form of any property other than cash contributed by the Members with respect to the Units (including, if applicable, a description and the amount of any liability assumed by the Company or to which contributed property is subject) shall be set forth on a schedule maintained by the Company.  The Company shall also maintain a schedule setting forth (i) the name and address of each Member, (ii) the number and class of Units owned by such Member, and (iii) with respect to each Transfer permitted under this Agreement, the date of such Transfer, the number of Units Transferred and the identity of the Transferor and Transferee(s) of such Units (such schedule, the “Schedule of Members”).  The Schedule of Members shall be the definitive record of ownership of each Unit or other Capital Stock of the Company and all relevant information with respect to each Member.  The Company shall be entitled to recognize the exclusive right of a Person registered on its records as the owner of Units or other Capital Stock of the Company for all purposes and shall not be bound to recognize any equitable or other claim to or interest in Units or other Capital Stock of the Company on the part of any other Person, whether or not it shall have express or other notice thereof, except as otherwise provided by the Act.

(c)        At the Effective Time, all of the Common Units and Profit Units (each as defined in the Prior Agreement) held by each Member immediately prior to the Effective Time shall, at the Effective Time, be automatically reverse split into the number of Units of the Company set forth opposite such Member’s name on the Schedule of Members and each Member that holds Profit Units will be issued restricted Shares of Class A Common Stock of Station Corp. in substitution of such Profit Units and Station Corp will be issued a number of Units equal to the number of Shares of Class A Common Stock so issued to holders of Profit Units.  Substantially concurrently therewith, each Member (other than the Managing Member) shall purchase for nominal consideration a number of shares of Class B Common Stock equal to the number of Units held by such Member.

(d)       In the event of a dividend, split, recapitalization, reorganization, merger, consolidation, combination, exchange of all or any class of Units of the Company, liquidation, spin-off, or other change in organizational structure affecting the Units (including any conversion of the Company to a corporation, whether by merger, filing of a certificate of

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conversion or otherwise), the number and class of Units shall be appropriately adjusted for the benefit of Members by the Managing Member.

(e)        The Company may, in the discretion of the Managing Member, issue one or more certificates to the Members to evidence the Units in the form attached as Annex I (a “Membership Certificate”).  Each certificate representing a Unit shall (i) be signed on behalf of the Company by the Chief Executive Officer, President or Secretary of the Company and (ii) set forth the number of such Units represented thereby.  In case the officer of the Company who has signed or whose facsimile signature has been placed on such Membership Certificate shall have ceased to be an officer of the Company before such Membership Certificate is issued, it may be issued by the Company with the same effect as if such person were an officer of the Company at the time of its issue.  The Membership Certificate shall contain a legend with respect to any restrictions on transfer, as well as all required gaming legends.

(f)        Each Unit in the Company shall constitute a “security” within the meaning of, and governed by, (i) Article 8 of the Uniform Commercial Code as in effect from time to time in the State of Delaware (the “DEUCC”) (including Section 8-102(a)(15)), and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995.  Notwithstanding any provision of this Agreement to the contrary, to the extent that any provision of this Agreement is inconsistent with any non-waivable provision of Article 8 of the DEUCC, such provision of Article 8 of the DEUCC shall be controlling.  Each Membership Certificate evidencing Units shall bear the following legend:

“This Certificate evidences a limited liability company interest in Station Holdco LLC and shall constitute a “security” within the meaning of, and governed by, (i) Article 8 of the Uniform Commercial Code as in effect from time to time in the State of Delaware (including Section 8-102(a)(15)), and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995.”

No change to this provision shall be effective until all outstanding Membership Certificates have been surrendered for cancellation and any new certificates thereafter issued shall not bear the foregoing legend.

(g)        The Company shall issue a new Membership Certificate in place of any Membership Certificate previously issued if the holder of the Units in the Company represented by such Membership Certificate, as reflected on the books and records of the Company:

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(i)         makes proof by affidavit, in form and substance satisfactory to the Company, that such previously issued Membership Certificate has been lost, stolen or destroyed;

(ii)        requests the issuance of a new Membership Certificate before the Company has notice that such previously issued Membership Certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

(iii)       if requested by the Company, delivers to the Company a bond, in form and substance satisfactory to the Company, with such surety or sureties as the Company may direct, to indemnify the Company against any claim that may be made on account of the alleged loss, destruction or theft of the previously issued Membership Certificate; and

(iv)       satisfies any other reasonable requirements imposed by the Company.

Section 3.2      Authorization and Issuance of Additional Units.

(a)        The Managing Member is authorized to (i) issue additional Units, including upon the exercise of warrants to purchase Units outstanding on the date hereof, (ii) create additional classes of Units, (iii) subdivide the Units of any such class into one or more series, (iv) fix the designations, powers, preferences and rights of the Units of each such class or series and any qualifications, limitations or restrictions thereof, and (v) subject to Article 12, amend this Agreement to reflect such actions and the resulting designations, powers, and relative preferences and rights of all the classes and series thereafter authorized under this Agreement.

(b)        The authority of the Managing Member with respect to each such class and series created in accordance with this Section 3.2 shall include establishing the following:  (i) the number of Units or securities constituting that class or series and the distinctive designation thereof, (ii) whether or not the Units or securities of such class or series shall be redeemable, and if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per Unit or security payable in case of redemption, which amount may vary under different conditions and at different redemption dates, (iii) the rights and preferences of the Units or securities of that class or series in the event of voluntary or involuntary liquidation, dissolution or winding—up of the Company, (iv) the relative rights of priority, if any, of allocations of income or loss or of payment with respect to Units or securities of that class or series and (v) any other relative rights, preferences and limitation of that class or series.

(c)        If, following the IPO, Station Corp. issues shares of Class A Common Stock (other than an issuance of the type covered by Section 3.2(d) or pursuant to the Exchange Agreement), unless such net proceeds are used to purchase Units from Members, Station Corp. shall promptly contribute to the Company all the net proceeds and property (if any) received by Station Corp. with respect to such Class A Common Stock.  Upon the contribution by Station Corp. to the Company of all (but not less than all) of such net proceeds and property (if any) so received by Station Corp., the Managing Member shall cause the Company to issue a number of

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Units equal to the number of shares of Class A Common Stock so issued, registered in the name of Station Corp., such that, at all times, the number of Units held by Station Corp. equals the number of outstanding shares of Class A Common Stock.

(d)       At any time that Station Corp. issues one or more shares of Class A Common Stock in connection with an equity incentive program, whether such share or shares are issued upon exercise (including cashless exercise) of an option, settlement of a restricted stock unit, as restricted stock or otherwise, the Managing Member shall cause the Company to issue to Station Corp. an equal number of Units, registered in the name of Station Corp.; provided that Station Corp. shall be required to contribute all (but not less than all) the net proceeds and property (if any) received by Station Corp. from or otherwise in connection with such issuance of one or more shares of Class A Common Stock, including the exercise price of any option exercised, to the Company.  If any such shares of Class A Common Stock so issued by Station Corp. in connection with an equity incentive program are subject to vesting or forfeiture provisions, then the Units that are issued by the Company to Station Corp. in connection therewith in accordance with the preceding provisions of this Section 3.2(d) shall be subject to vesting or forfeiture on the same basis; if any of such shares of Class A Common Stock vest or are forfeited, then an equal number of Units issued by the Company in accordance with the preceding provisions of this Section 3.2(d) shall automatically vest or be forfeited.  Any cash or property held by either Station Corp. or the Company or on either’s behalf in respect of dividends paid on restricted Class A Common Stock that fail to vest shall be returned to the Company upon the forfeiture of such restricted Class A Common Stock.

(e)        For purposes of this Section 3.2, “net proceeds” means gross proceeds to Station Corp. from the issuance of Class A Common Stock or other securities less any underwriting or similar discounts or commissions and all bona fide out-of-pocket expenses of Station Corp., the Company and their respective subsidiaries in connection with such issuance.

(f)        Notwithstanding anything to the contrary in this Section 3.2, the Company shall not, and the Managing Member shall cause it not to, issue any Capital Stock in the Company other than Units that (i) have rights and privileges identical to those of the Units outstanding at the Effective Time except for any vesting or forfeiture provisions established in accordance with Section 3.2(d) and (ii) are issued in accordance with Section 3.2(c) or (d).

Section 3.3      Repurchase or Redemption of Class A Common Stock.  If, at any time, any shares of Class A Common Stock are repurchased or redeemed (whether by exercise of a put or call, pursuant to an open market purchase, automatically or by means of another arrangement) by Station Corp. for cash or other consideration and subsequently cancelled, then the Managing Member shall cause the Company, immediately prior to such repurchase or redemption of Class A Common Stock, to redeem an equal number of Units held by Station Corp., at an aggregate redemption price equal to the aggregate purchase or redemption price of the Class A Common Stock being repurchased or redeemed by Station Corp. (plus any expenses related thereto) and upon such other terms as are the same for the Class A Common Stock being repurchased or redeemed by Station Corp.

Section 3.4      Changes in Class A Common Stock.  Any subdivision (by stock split, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse

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stock split, reclassification, recapitalization or otherwise) of Class A Common Stock shall be accompanied by an identical subdivision or combination, as applicable, of Units.

Section 3.5      Capital Contributions.  Except as expressly provided in Section 3.2(c) and Section 3.2(d) with respect to the Managing Member and in the Exchange Agreement, no Member shall be required to make any Capital Contributions without such Member’s consent.

Section 3.6      No Interest on Capital Contributions.  No Member shall be entitled to interest on or with respect to any Capital Contribution.

Section 3.7      Withdrawal and Return of Capital Contributions.  Except as provided in this Agreement, no Member shall be entitled to withdraw any part of such Member’s Capital Contribution or to receive distributions from the Company.

Section 3.8      Capital Accounts.

(a)        A separate Capital Account shall be maintained for each Member on the books of the Company, and adjustments to such Capital Accounts shall be made as follows:

(i)         A Member’s Capital Account shall be credited with any amounts of cash contributed by the Member to the Company, the Fair Market Value of any other property contributed to the Company (net of liabilities secured by the property that the Company is considered to assume or take subject to under Code section 752), the amount of any Company liabilities assumed by the Member (other than liabilities that are secured by any Company property distributed to such Member), and the Member’s allocable share of any Net Income and items of income or gain allocated to that Member; and

(ii)        A Member’s Capital Account shall be debited with the amount of cash distributed to the Member, the Fair Market Value of other Company property distributed to the Member (net of liabilities secured by such property that the Member is considered to assume or take subject to under Code section 752), the amount of any liabilities of the Member assumed by the Company (other than liabilities that are secured by property contributed by such Members), and the Member’s allocable share of Net Losses and items of loss, expense, or deduction allocated to that Member.

(b)        The foregoing provisions of this Section 3.8 and Sections 4.1 through 4.2 are intended to comply with section 1.704-1(b)(2)(iv) of the Regulations and shall be interpreted and applied in a manner consistent with such Regulations.  If the Managing Member, with the advice of the Company’s tax advisors, shall determine that it is prudent to modify the manner in which the Capital Accounts are computed in order to comply with section 1.704-1(b)(2)(iv) of the Regulations, the Managing Member may make such modification to the minimum extent necessary; provided that the Members are notified in writing of such modification prior to its effective date; provided, further, that the Managing Member shall have no liability to any Member for any exercise of or failure to exercise any such discretion to make any modifications permitted under this Section 3.8.

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ARTICLE 4. ALLOCATION OF NET INCOME AND NET LOSS

Section 4.1      Allocations of Net Income and Net Losses.  Except as otherwise provided in Section 4.2, Net Income and Net Losses (and items thereof) for any Fiscal Year (or other applicable period) shall be allocated among the Members in a manner such that the Capital Account of each Member, immediately after giving effect to such allocation, is, as nearly as possible, equal (proportionately) to the amount of the distributions that would be made to such Member during such Fiscal Year (or other applicable period) pursuant to Section 5.1, based on the assumptions that (i) the Company is dissolved and terminated, (ii) its affairs are wound-up and each asset of the Company is sold for cash equal to its Fair Market Value, (iii) all Company liabilities are satisfied (limited with respect to each nonrecourse liability to the book value of the asset(s) securing such liability), and (iv) the net assets of the Company are distributed in accordance with Section 5.1 to the Members immediately after giving effect to such allocation (taking into account distributions made during such Fiscal Year or other applicable period).

Section 4.2      Special Allocations.

(a)        Losses, deduction and expenditures attributable to Member Nonrecourse Debt shall be allocated in the manner required by Regulations section 1.704-2(i).  If there is a net decrease during a taxable year in Member Minimum Gain, income and gain for such taxable year (and, if necessary, for subsequent taxable years) shall be allocated to the Members in the amounts and of such character as is determined according to Regulations section 1.704-2(i)(4).  This Section 4.2(a) is intended to be a “partner nonrecourse debt minimum gain chargeback” provision that complies with the requirements of Regulations section 1.704-2(i)(4), and shall be interpreted in a manner consistent therewith.

(b)        Except as otherwise provided in Section 4.2(a), if there is a net decrease in Company Minimum Gain during any taxable year, each Member shall be allocated income and gain for such taxable year (and, if necessary, for subsequent taxable years) in the amounts and of such character as is determined according to Regulations section 1.704-2(f).  This Section 4.2(b) is intended to be a “minimum gain chargeback” provision that complies with the requirements of Regulations section 1.704-2(f), and shall be interpreted in a manner consistent therewith.

(c)        If any Member that unexpectedly receives an adjustment, allocation or distribution described in Regulations section 1.704-1(b)(2)(ii)(d)(4), (5) or (6) has a deficit balance in its Adjusted Capital Account as of the end of any taxable year, computed after the application of Section 4.2(a) and Section 4.2(b) but before the application of any other provision of Section 4.1, Section 4.2 and Section 4.3, then income for such taxable year shall be allocated to such Member in proportion to, and to the extent of, such deficit balance.  This Section 4.2(c) is intended to be a “qualified income offset” provision as described in Regulations section 1.704-1(b)(2)(ii)(d) and shall be interpreted in a manner consistent therewith.

(d)       “Nonrecourse deductions” (as defined in Regulation sections 1.704-2(b)(1) and (c)) shall be allocated among the Members pro rata in accordance with their respective Percentage Interests.

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(e)        No Net Loss (or items thereof) shall be allocated to a Member to the extent such allocation would cause or increase a deficit balance in the Adjusted Capital Account of such Member.  Instead, such Net Loss (and items thereof) shall be allocated among the other Members that have positive account balances in the same ratios that such other Members are allocated Net Loss for such year under Section 4.1 until all such positive balances have been reduced to zero.

(f)        The adjustments described in clause (d) of the definition of Gross Asset Value shall be allocated in a manner consistent with the manner that the adjustments to the Capital Accounts are required to be made pursuant to Regulations section 1.704-1(b)(2)(iv)(m).

(g)        The allocations set forth in Section 4.2(a) through Section 4.2(f) inclusive (the “Regulatory Allocations”) are intended to comply with certain requirements of section 1.704-1(b) and 1.704-2 of the Regulations.  The Regulatory Allocations may not be consistent with the manner in which the Members intend to allocate Net Income and Net Loss of the Company or to make Distributions.  Accordingly, notwithstanding the other provisions of Section 4.1, Section 4.2 and Section 4.3, but subject to the Regulatory Allocations, items of Net Income and Net Loss of the Company shall be allocated among the Members so as to eliminate the effect of the Regulatory Allocations and thereby cause the respective Capital Account balances of the Members to be in the amounts (or as close thereto as possible) they would have been if Net Income and Net Loss had been allocated without reference to the Regulatory Allocations.  In general, the Members anticipate that this shall be accomplished by specially allocating other Net Income and Net Loss among the Members so that the net amount of Regulatory Allocations and such special allocations to each such Member is zero.

Section 4.3      Allocations for Income Tax Purposes.  The income, gains, losses, deductions and credits of the Company for any Fiscal Year shall be allocated to the Members in the same manner as Net Income and Net Loss were allocated to the Members for such Fiscal Year pursuant to Sections 4.1 and 4.2; provided, however, that solely for Federal, state and local income and franchise tax purposes and not for book or Capital Account purposes, income, gain, loss and deduction with respect to any Company asset properly carried on the Company’s books at a value other than the tax basis of such Company asset shall be allocated for Federal, state and local income tax purposes in accordance with the “traditional method” described in section 1.704-3(b) of the Regulations.

Section 4.4      Tax Withholding and Entity-Level Taxes.  To the extent the Company is required by applicable law to withhold or to make tax payments on behalf of or with respect to any Member, the Managing Member is hereby authorized to withhold such amounts and make such tax payments as so required.  All amounts withheld pursuant to applicable law with respect to any Member or payable by the Company pursuant to Code section 6225 (or any similar provision of state, local or foreign law) that (as reasonably determined in good faith by the Managing Member based upon this Agreement) are attributable to or allocable to any Member (and, in each case, not paid to the Company by such Member pursuant to the immediately following sentence) shall be treated as distributed to such Member pursuant to Section 5.1 or Section 5.4, as reasonably determined by the Managing Member, for all purposes of this Agreement and shall reduce amounts such Member would otherwise be entitled to receive under Section 5.1 or Section 5.4, as applicable.  To the extent that at any time any such withheld

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or paid amounts exceeds the distributions that such Member would have received but for such withholding or payment, such Member shall, upon demand by the Company, as determined by the Managing Member, promptly pay to the Company the amount of such excess.  Each Member hereby agrees, severally and not jointly, to indemnify and hold harmless the Company and the other Members from and against any liability (including any liability for taxes, penalties, additions to tax or interest) with respect to income attributable to or distributions or other payments to such Member.

Section 4.5      Allocations to Transferred Interests.  If any Units in the Company are Transferred, increased or decreased during a Fiscal Year, all items of income, gain, loss, deduction and credit recognized by the Company for such Fiscal Year shall be allocated among the Members to take into account their varying interests during the Fiscal Year in any manner approved by the Managing Member, as then permitted by the Code.

ARTICLE 5. DISTRIBUTIONS

Section 5.1      Distributions.  Distributions shall be made to the Members, as and when determined by the Managing Member, pro rata in accordance with their respective Percentage Interests.  Except (i) for pro rata distributions to its Members in accordance with Sections 5.1 through 5.3, (b) for tax distributions in accordance with Section 5.4 or (iii) as authorized by written consent of each Member, the Company shall not make, and shall cause its subsidiaries not to make, any distributions (in cash or in kind), dividend payments or asset transfers to any Member or any direct or indirect equity holder of any Member.

Section 5.2      Successors.  For purposes of determining the amount of Distributions, each Member shall be treated as having made the Capital Contributions and as having received the Distributions made to or received by its predecessors in respect of any of such Member’s Units.

Section 5.3      Distributions In-Kind.  To the extent that the Company makes pro rata distributions of property in-kind to the Members, the Company shall be treated as making a Distribution equal to the Fair Market Value of such property for purposes of Section 5.1 and such property shall be treated as if it were sold for an amount equal to its Fair Market Value.  Any resulting gain or loss shall be allocated to the Members’ Capital Accounts in accordance with Article 4.

Section 5.4      Tax Distributions.

(a)        Subject to the limitations set forth in any indenture or other credit, or other financing and warehousing or similar agreement governing indebtedness or other liabilities of the Company or any of its subsidiaries, no later than the tenth (10th) day following the end of each Quarterly Estimated Tax Period of each Fiscal Year, the Company shall, to the extent of available cash of the Company, make a distribution in cash (each, a “Tax Distribution”), pro rata in accordance with the Percentage Interests in effect on the date of such Tax Distribution, in an amount equal to the excess of (i) the product of (x) the taxable income of the Company attributable to such period and all prior quarterly periods in such Fiscal Year, based upon (I) the information returns filed by the Company, as amended or adjusted to date, and (II) estimated

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amounts, in the case of periods for which the Company has not yet filed information returns (determined by disregarding any adjustment to the taxable income of any Member that arises under Code section 743(b) and is attributable to the acquisition by such Member of an interest in the Company in a transaction described in Code section 743(a)), multiplied by (y) the Assumed Tax Rate, over (ii) the aggregate amount of distributions made by the Company with respect to such Fiscal Year (treating any Tax Distribution made with respect to income for such Fiscal Year, regardless of when made, and any distribution other than a Tax Distribution made during such Fiscal Year, as being made with respect to such Fiscal Year).

(b)        If, at any time after the end of a U.S. federal income tax year of the Company, the Company has a True-Up Amount, then subject to the limitations set forth in any indenture or other credit, or other financing and warehousing or similar agreement governing indebtedness or other liabilities of the Company or any of its subsidiaries, the Company shall, to the extent of available cash of the Company, make a Tax Distribution in an amount equal to the True-Up Amount pro rata in accordance with the Percentage Interests in effect on the date of such Tax Distribution.

ARTICLE 6. BOOKS OF ACCOUNT, RECORDS
AND REPORTS, FISCAL YEAR, TAX MATTERS

Section 6.1      Books and Records.  Proper and complete records and books of account shall be kept by the Company in which shall be entered fully and accurately all transactions and other matters relative to the Company’s business as are usually entered into records and books of account maintained by Persons engaged in businesses of a like character, including the Capital Account established for each Member.  The Company’s books and records shall be kept in a manner determined by the Managing Member in its sole discretion to be most beneficial for the Company.  The books and records shall at all times be maintained at the principal office of the Company and shall be open to the inspection and examination of the Members or their duly authorized representatives for a proper purpose as set forth in Section 18-305 of the Act during reasonable business hours and at the sole cost and expense of the inspecting or examining Member.

Section 6.2      Annual Reports.  The Company shall prepare or cause to be prepared all Federal, state and local tax returns that the Company is required to file.  The Company shall use its best efforts to send to each Person who was a Member at any time during each Fiscal Year a copy of Schedule K-1 to Internal Revenue Service Form 1065 (or any successor form) indicating such Member’s share of the Company’s income, loss, gain, expense and other items relevant for Federal income tax purposes and corresponding analogous state and local tax forms within ninety (90) days after the end of such Fiscal Year.

Section 6.3      Tax Elections.  The Company shall make on the first U.S. federal income tax return due after the date hereof, and keep in effect, a valid election under Code section 754.  The Managing Member shall have the authority to make any and all other tax elections and other decisions relating to tax matters for Federal, state and local purposes.

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Section 6.4      Fiscal Year.  The fiscal year of the Company (the “Fiscal Year”) shall be the calendar year; provided, however, that the last Fiscal Year of the Company shall end on the date on which the Company is terminated.

Section 6.5      Tax Matters Partner.  For purposes of Code section 6231(a)(7) as in effect prior to the enactment of the Bipartisan Budget Act of 2015 and Code section 6223(a) as amended by the Bipartisan Budget Act of 2015, the Company and each Member hereby designate Station Corp. as the “tax matters partner” and the “partnership representative,” respectively (collectively, the “Tax Matters Partner”).  The Managing Member may remove or replace the Tax Matters Partner at any time and from time to time.  The Tax Matters Partner is specifically directed and authorized to take whatever steps may be necessary or desirable to perfect such designation, including filing any forms or documents with the Internal Revenue Service and taking such other action as may from time to time be required under the Regulations.  The Company shall indemnify and reimburse, to the fullest extent permitted by law, the Tax Matters Partner for all expenses (including legal and accounting fees) incurred as Tax Matters Partner while acting in good faith pursuant to this Section 6.5.

Section 6.6      Amended Returns.  In the event of an adjustment by the Internal Revenue Service of any item of income, gain, loss, deduction or credit of the Company for a taxable year of the Company beginning after December 31, 2017 under Code section 6225(a) (a “Partnership Audit Adjustment”) that results, or would with the passing of time result, in a final assessment under Code section 6232, unless the Managing Member elects not to apply the provisions of this Section 6.6, upon the receipt of an amended Schedule K-1 from the Partnership (other than pursuant to Code section 6226), each Member (and each former Member) agrees to file an amended return as provided under Code section 6225(c)(2) taking into account all Partnership Audit Adjustments allocated to such Member (or former Member) as proposed in the Partnership Audit Adjustment (or, for the avoidance of doubt, as otherwise allocated pursuant to this Agreement if not allocated in the Partnership Audit Adjustment), and to pay the amount of any tax (including any interest and penalties thereon) due with respect to such amended return in such a manner and in such amount that the amount of any “imputed underpayment” of the Company, within the meaning of Code section 6225(a)(1), otherwise resulting from the Member’s (or former Member’s) allocable share of the Partnership Audit Adjustment is determined without regard to the portion of the Partnership Audit Adjustment taken into account by such Member (or former Member) on such amended return.

ARTICLE 7. POWERS, RIGHTS AND DUTIES OF THE MEMBERS

Section 7.1      Limitations.  Other than as set forth in this Agreement, the Members shall not participate in the management or control of the Company’s business nor shall they transact any business for the Company, nor shall they have the power to act for or bind the Company, said powers being vested solely and exclusively in the Managing Member.  The Managing Member shall constitute the “Manager” of the Company within the meaning of the Act.  The Members shall have no interest in the properties or assets of the Managing Member, or any equity therein, or in any proceeds of any sales thereof (which sales shall not be restricted in any respect), by virtue of acquiring or owning an Interest in the Company.

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Section 7.2      Liability.  Subject to the provisions of the Act, no Member shall be liable for the repayment, satisfaction or discharge of any Company liabilities in excess of the balance of such Member’s Capital Account.  No Member shall be personally liable for the return of any portion of the Capital Contributions (or any return thereon) of any other Member.

Section 7.3      Priority.  Except as otherwise provided in this Agreement, no Member shall have priority over any other Member as to Company allocations or distributions.

Section 7.4      Member Standard of Care.  To the fullest extent permitted by law, no Member other than the Managing Member, but solely in its capacity as Managing Member, shall, in its capacity as a Member, have any fiduciary or other duties to the Company or to any other Member, other than any duties expressly set forth in this Agreement.  To the extent that any Member, other than the Managing Member in its capacity as such, has any liabilities or duties at law or in equity in its capacity as a Member, including fiduciary duties or other standards of care, such liabilities and duties are hereby expressly eliminated and disclaimed by the Company and the Members to the fullest extent permitted by law.

ARTICLE 8. MANAGEMENT

Section 8.1      The Managing Member; Delegation of Authority and Duties.

(a)        Authority of Managing Member.  Subject to the provisions of this Agreement, the business, property and affairs of the Company shall be managed under the sole, absolute and exclusive direction of the Managing Member.  Without limiting the foregoing provisions of this Section 8.1(a) and subject to the provisions of this Agreement, the Managing Member shall have the sole power to manage or cause the management of the Company, including, without limitation, the power and authority to effectuate the sale, lease, transfer, exchange or other disposition of any, all or substantially all of the assets of the Company (including, but not limited to, the exercise or grant of any conversion, option, privilege or subscription right or any other right available in connection with any assets at any time held by the Company) or the merger, consolidation, reorganization or other combination of the Company with or into another entity.

(b)        Other Members.  No Member who is not also a Managing Member, in his or her or its capacity as such, shall participate in or have any control over the business of the Company.  Except as expressly provided herein, the Units, other Capital Stock in the Company, or the fact of a Member’s admission as a member of the Company do not confer any rights upon the Members to participate in the management of the affairs of the Company.  Except as expressly provided herein, no Member other than the Managing Member shall have any right to approve or otherwise consent to any matter involving the Company, including with respect to any merger, consolidation, combination or conversion of the Company, or any other matter that a Member might otherwise have the ability to vote or consent with respect to under the Act, at law, in equity or otherwise.  The conduct, control and management of the Company shall be vested exclusively in the Managing Member.  In all matters relating to or arising out of the conduct of the operation of the Company, the decision of the Managing Member shall be the decision of the Company.  Except as required by law or by separate agreement with the Company, no Member who is not also a Managing Member (and acting in such capacity) shall take any part in the

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management or control of the operation or business of the Company in its capacity as a Member, nor shall any Member who is not also a Managing Member (and acting in such capacity) have any right, authority or power to act for or on behalf of or bind the Company in his or her or its capacity as a Member in any respect or assume any obligation or responsibility of the Company or of any other Member.

(c)        Delegation by Managing Member.  The Managing Member shall have the power and authority to delegate to one or more other Persons the Managing Member’s rights and powers to manage and control the business and affairs of the Company, including to delegate to agents and employees of the Member or the Company, and to delegate by a management agreement or another agreement with, or otherwise to, other Persons.  The Managing Member may authorize any Person (including any Member or Officer of the Company or the Managing Member) to enter into and perform any document on behalf of the Company.

(d)       Fiduciary Obligations.  The Managing Member shall owe the same fiduciary duties to the Members and the Company and, as applicable, the creditors of the Company, as are owed by directors of a Delaware corporation to such corporation and the stockholders and, as applicable, the creditors of such corporation; provided, however, that the Managing Member shall not be liable to the Company or the Members or such creditors for monetary damages for breach of fiduciary duty as the Managing Member, except for liability (A) for any breach of such member’s duty of loyalty to the Company or the Members or such creditors, (B) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (C) under Section 174 of the General Corporation Law of the State of Delaware, or (D) for any transaction from which such member derived any improper personal benefit.  In furtherance of the foregoing, creditors of the Company shall have the express right to bring claims directly or on behalf of the Company for breach of the fiduciary duties of the Managing Member to the same extent such creditors would have such right if the Company were a Delaware corporation (and if creditors of a Delaware corporation would not have the right to bring any such claim, the creditors of the Company will have no right to bring such claim against the Company).

Section 8.2      Officers.

(a)        Designation and Appointment.  Subject to applicable Gaming Laws, the Managing Member may, from time to time, employ and retain Persons as may be necessary or appropriate for the conduct of the Company’s business, including employees, agents and other Persons (any of whom may be a Member) who may be designated as officers of the Company (each, an “Officer” and, collectively, “Officers”), with such titles as and to the extent authorized by the Managing Member.  Any number of offices may be held by the same Person.  In its discretion, the Managing Member may choose not to fill any office for any period as it may deem advisable.  Officers need not be residents of the State of Delaware or Members.  Any Officers so designated shall have such authority and perform such duties as the Managing Member may from time to time delegate to them.  The Managing Member may assign titles to particular Officers.  Each Officer shall hold office until his successor shall be duly designated and shall qualify or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.  The salaries or other compensation, if any, of the Officers of the

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Company shall be fixed from time to time by the Managing Member.  Designation of an Officer shall not of itself create any contractual or employment rights.

(b)        Resignation and Removal.  Any Officer may resign as such at any time.  Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time is specified, at the time of its receipt by the Managing Member.  The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.  Any Officer may be removed as such, either with or without cause at any time by the Managing Member.

(c)        Standard of Care.

(i)         The officers of the Company shall owe the same fiduciary duties to the Members and the Company and, as applicable, the creditors of the Company, as are owed by officers of a Delaware corporation to such corporation and the stockholders and, as applicable, the creditors of such corporation; provided, however, that an officer of the Company shall not be personally liable to the Company or the Members or such creditors for monetary damages for breach of fiduciary duty as an officer of the Company, except for liability (A) subject to paragraph (ii) below, for any breach of such officer’s duty of loyalty to the Company or the Members or such creditors, (B) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (C) for any transaction from which such officer derived any improper personal benefit.  In furtherance of the foregoing, creditors of the Company shall have the express right to bring claims directly or on behalf of the Company for breach of the fiduciary duties of the officers of the Company to the same extent such creditors would have such right if the Company were a Delaware corporation (and if creditors of a Delaware corporation would not have the right to bring any such claim, the creditors of the Company will have no right to bring such claim against the Company).

(ii)        Notwithstanding anything to the contrary set forth in this Agreement, to the extent that officers of the Company have any fiduciary or similar duties to the Company pursuant to the laws of the State of Nevada or the State of Delaware, whether in law or in equity, that result solely from the fact that such individual is an officer of the Company and that are more expansive than those contemplated by this Section 8.4(c), such duties are hereby modified to the extent permitted under the Act to those contemplated by this Section 8.4(c).

Section 8.3      Duties of Officers.  The Officers, in the performance of their duties as such, shall owe to the Company duties of loyalty and due care of the type owed by officers of a Delaware corporation pursuant to the laws of the State of Delaware.

Section 8.4      Existence and Good Standing.  The Managing Member may take all action which may be necessary or appropriate (i) for the continuation of the Company’s valid existence as a limited liability company under the laws of the State of Delaware (and of each other jurisdiction in which such existence is necessary to enable the Company to conduct the business in which it is engaged) and (ii) for the maintenance, preservation and operation of the business of the Company in accordance with the provisions of this Agreement and applicable

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laws and regulations.  The Managing Member may file or cause to be filed for recordation in the office of the appropriate authorities of the State of Delaware, and in the proper office or offices in each other jurisdiction in which the Company is formed or qualified, such certificates (including certificates of limited liability companies and fictitious name certificates) and other documents as are required by the applicable statutes, rules or regulations of any such jurisdiction or as are required to reflect the identity of the Members and the amounts of their respective capital contributions.

Section 8.5      Investment Company Act.  The Managing Member shall use its best efforts to assure that the Company shall not be subject to registration as an investment company pursuant to the Investment Company Act of 1940, as amended.

Section 8.6      Indemnification of the Managing Member, Officers and Agents.

(a)        The Company shall indemnify and hold harmless the Managing Member and its Affiliates, and the former and current officers, agents and employees of the Company, the Managing Member and each such Affiliate (each, an “Indemnified Party”), from and against any loss, expense, damage or injury suffered or sustained by them, by reason of any acts, omissions or alleged acts or omissions arising out of their activities on behalf of the Company or in furtherance of the interests of the Company, including any judgment, award, settlement, reasonable attorneys’ fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim if the acts, omissions or alleged acts or omissions upon which such actual or threatened action, proceeding or claims are based were not a result of fraud, gross negligence or willful misconduct by such Indemnified Party.  Any indemnification pursuant to this Section 8.6 shall only be from the assets of the Company.

(b)        Expenses (including reasonable attorneys’ fees) incurred by an Indemnified Party in a civil or criminal action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding; provided that if an Indemnified Party is advanced such expenses and it is later determined that such Indemnified Party was not entitled to indemnification with respect to such action, suit or proceeding, then such Indemnified Party shall reimburse the Company for such advances.

(c)        No amendment, modification or deletion of this Section 8.6 shall apply to or have any effect on the right of any Indemnified Party to indemnification for or with respect to any acts or omissions of such Indemnified Party occurring prior to such amendment, modification or deletion.

Section 8.7      Certain Costs and Expenses.  The Company shall (i) pay, or cause to be paid, all costs, fees, operating expenses and other expenses of the Company (including the costs, fees and expenses of attorneys, accountants or other professionals and the compensation of all personnel providing services to the Company) incurred in pursuing and conducting, or otherwise related to, the activities of the Company and (ii) to the extent that such payments may be made in compliance with the terms of the agreements governing the Company’s debt obligations and applicable law, the Company shall pay or reimburse the Managing Member for (A) all costs, fees or expenses incurred by the Managing Member in connection with the IPO, other than the payment obligations of the Managing Member under the Tax Receivable

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Agreement and the income, franchise (except as provided in this Section 8.7) or similar tax obligations of the Managing Member, and (B) all costs, fees or expenses incurred by the Managing Member in connection with serving as the Managing Member.  To the extent that the Managing Member determines in good faith that such expenses are related to the business and affairs of the Company or any of its subsidiaries (including expenses that relate to the business and affairs of the Company or any of its subsidiaries and that also relate to other activities of the Managing Member), the Managing Member may cause the Company to pay or bear all expenses of the Managing Member, including costs of securities offerings not borne directly by Members, compensation and meeting costs of the board of directors of the Managing Member, costs relating to periodic reports to stockholders of the Managing Member, litigation costs and damages arising from litigation, accounting and legal costs incurred by the Managing Member and franchise taxes arising from the existing or business activities of the Managing Member, provided that the Company shall not pay or bear any income or similar tax obligations of the Managing Member.

ARTICLE 9. TRANSFERS OF INTEREST BY MEMBERS

Section 9.1      Restrictions on Transfers of Interests by Members.  No Member may sell, assign, pledge or in any manner dispose of or create or suffer the creation of a security interest in or any encumbrance (it being agreed that no provision under the Exchange Agreement shall constitute an encumbrance for purposes hereof) on all or a portion of its Interest in the Company (the commission of any such act being referred to as a “Transfer,” any person who effects a Transfer being referred to as a “Transferor” and any person to whom a Transfer is effected being referred to as a “Transferee”) except in accordance with the terms and conditions set forth in this Article 9.  No Transfer of an Interest in the Company shall be effective until such time as all requirements of this Article 9 in respect thereof have been satisfied and, if consents, approvals or waivers are required under this Agreement by the Managing Member, all of the same shall have been confirmed in writing by the Managing Member.  Any Transfer or purported Transfer of an Interest in the Company not made in accordance with this Agreement (a “Void Transfer”) shall be null and void and of no force or effect whatsoever.  Any amounts otherwise distributable under Article 5 or Article 10 in respect of an Interest in the Company that has been the subject of a Void Transfer may be withheld by the Company until the Void Transfer has been rescinded, whereupon the amount withheld (after reduction by any damages suffered by the Company attributable to such Void Transfer) shall be distributed without interest to the rightful holder of such Interest.

Section 9.2      Transfer of Interest of Members.

(a)        A Member may not Transfer all or any portion of its Interest in the Company to any Person without the consent of the Managing Member (which consent shall not be unreasonably withheld, conditioned or delayed); provided that, subject to Section 9.3, a Member may, without the consent of the Managing Member or any other Member, Transfer all or a portion of its Interest in the Company (i) to one or more of its Permitted Transferees or (ii) pursuant to the Exchange Agreement.

(b)        The Transferee of a Member’s Interest in the Company may be admitted to the Company as a Substituted Member upon the prior written consent of the Managing

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Member (which consent shall not be unreasonably withheld, conditioned or delayed).  Unless a Transferee of a Member’s Interest in the Company is admitted as a Substituted Member under this Section 9.2(b), it shall have none of the powers of a Member hereunder and shall have only such rights of an assignee under the Act as are consistent with this Agreement.  No Transferee of a Member’s Interest shall become a Substituted Member unless such Transfer shall be made in compliance with Sections 9.2(a) and 9.3.

(c)        Upon the Transfer of the entire Interest in the Company of a Member and effective upon the admission of its Transferee as a Member, the Transferor shall be deemed to have withdrawn from the Company as a Member.

(d)       Upon the death, dissolution, resignation or withdrawal in contravention of Section 12.1, or the bankruptcy of a Member (the “Withdrawing Member”), the Company shall have the right to treat such Member’s successor(s)-in-interest as assignee(s) of such Member’s Interest in the Company, with none of the powers of a Member hereunder and with only such rights of an assignee under the Act as are consistent with this Agreement.  For purposes of this Section 9.2(d), if a Withdrawing Member’s Interest in the Company is held by more than one Person (for purposes of this clause (d), the “Assignees”), the Assignees shall appoint one Person with full authority to accept notices and distributions with respect to such Interest in the Company on behalf of the Assignees and to bind them with respect to all matters in connection with the Company or this Agreement.

(e)        Upon request of the Company, each Member agrees to provide to the Company information regarding its adjusted tax basis in its Interests along with documentation substantiating such amount, and any other information, documentation and certification necessary for the Company to comply with Code section 743 and the Regulations thereunder.

(f)        The Company shall reflect each Transfer and admission of a Member authorized under this Article 9 by amending the Schedule of Members maintained pursuant to Section 3.1.

(g)        To the extent that any Units are Transferred in accordance with this Article 9 by any Member (other than the Managing Member), the Transferor shall Transfer to the Transferee an equal number of shares of Class B Common Stock.  No Member (other than the Managing Member) shall Transfer any such shares except to a Transferee of an equal number of Units pursuant to a Transfer made in accordance with this Article 9.

Section 9.3      Further Requirements.  In addition to the other requirements of Section 9.2, and unless waived in whole or in part by the Managing Member, no Transfer of all or any portion of an Interest in the Company may be made unless the following conditions are met:

(a)        The Transferor or Transferee shall have paid all reasonable costs and expenses, including attorneys’ fees and disbursements and the cost of the preparation, filing and publishing of any joinder or amendment to this Agreement or the Certificate, incurred by the Company in connection with the Transfer;

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(b)        The Transferor shall have delivered to the Company a fully executed copy of all documents relating to the Transfer, executed by both the Transferor and the Transferee, and the agreement of the Transferee in writing and otherwise in form and substance reasonably acceptable to the Managing Member to:

(i)         be bound by the terms imposed upon such Transfer by the terms of this Agreement; and

(ii)        assume all obligations of the Transferor under this Agreement relating to the Interest in the Company that is the subject of such Transfer;

(c)        The Managing Member shall have been reasonably satisfied, including, at its option, having received an opinion of counsel to the Company reasonably acceptable to the Managing Member, that:

(i)         the Transfer will not cause the Company to be treated as an association taxable as a corporation for Federal income tax purposes;

(ii)        the Transfer will not cause the Company to be treated as a “publicly traded partnership” within the meaning of Code section 7704;

(iii)       any such Transfer that does not constitute an exchange pursuant to the Exchange Agreement will not cause a termination of the Company under Code Section 708; and

(iv)       the Transfer does not require registration under the Securities Act or any rules or regulations thereunder.

Any waivers from the Managing Member under this Section 9.3 shall be given or denied as reasonably determined by the Managing Member.

Section 9.4      Exchange.

(a)        Each Member, other than Station Corp., that is not party to the Exchange Agreement shall be entitled to exchange Units and shares of Class B Common Stock on the terms and conditions set forth in the Exchange Agreement as if such Member were party thereto.

(b)        The Managing Member may require all Members (other than the Managing Member) holding Units to exchange all such Units and shares of Class B Common Stock held by them subject to the terms and conditions of the Exchange Agreement or, if such Member is not a party to the Exchange Agreement, on terms substantially similar to the Exchange Agreement, in connection with a Change of Control.

Section 9.5      Consequences of Transfers Generally.

(a)        In the event of any Transfer or Transfers permitted under this Article 9, the Transferor and the Interest in the Company that is the subject of such Transfer shall remain subject to this Agreement, and the Transferee shall hold such Interest in the Company subject to

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all unperformed obligations of the Transferor.  Any successor or Transferee hereunder shall be subject to and bound by this Agreement as if originally a party to this Agreement.

(b)        Unless a Transferee of a Member’s Interest becomes a Substituted Member, such Transferee shall have no right to obtain or require any information or account of Company transactions, or to inspect the Company’s books or to exercise any rights of approval reserved only to admitted Members of the Company with respect to Company matters.  Such a Transfer shall, subject to the last sentence of Section 9.1, merely entitle the Transferee to receive the share of distributions, Net Income, Net Loss and items of income, gain, deduction and loss to which the Transferor otherwise would have been entitled.  Each Member agrees that such Member will, upon request of the Managing Member, execute such certificates or other documents and perform such acts as the Managing Member deems appropriate after a Transfer of such Member’s Interest in the Company (whether or not the Transferee becomes a Substituted Member) to preserve the limited liability of the Members under the laws of the jurisdictions in which the Company is doing business.

(c)        The Transfer of a Member’s Interest in the Company and the admission of a Substituted Member shall not be cause for dissolution of the Company.

Section 9.6      Capital Account; Percentage Interest.  Any Transferee of a Member under this Article 9 shall, subject to the last sentence of Section 9.1, succeed to the portion of the Capital Account and Percentage Interest so Transferred to such Transferee.

Section 9.7      Additional Filings.  Upon the admission of a Substituted Member under Section 9.2, the Company shall cause to be executed, filed and recorded with the appropriate governmental agencies such documents (including amendments to this Agreement) as are required to accomplish such substitution.

ARTICLE 10. REGISTRATION RIGHTS

Section 10.1    Demand Registrations.

(a)        Timing of Demand Registrations.  Subject to the obligations of Station Corp. and the Company under Section 5(h) of the Underwriting Agreement dated on or about the date hereof and applicable Gaming Laws, any Major Holder, acting alone or jointly with other Major Holders (the “Exercising Holders”), may request registration under the Securities Act (a “Demand Registration”) of the offer and sale of all or any portion of such Major Holders’ Registrable Securities on Form S-1 or any similar long-form registration (a “Long-Form Registration”) or, if available, on Form S-3 or any similar short-form registration (a “Short-Form Registration”) or pursuant to a Shelf Takedown Prospectus Supplement.

(b)        Numbers and Allocation of Demand Registrations.

(i)         Long-Form Registrations.  Each of the Fertitta Majority Holder and the DB Majority Holder shall be entitled to request three Long-Form Registrations pursuant to this Section 10.1.

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(ii)        Short-Form Registrations.  The Major Holders shall be entitled to request an unlimited number of Short-Form Registrations and Shelf Takedown Prospectus Supplements pursuant to this Section 10.1.  Demand Registrations will be Short-Form Registrations whenever Station Corp. is permitted to use any applicable short form and Shelf Takedown Prospectus Supplements whenever Station Corp. has a Shelf Registration Statement filed pursuant to Section 10.1(e) that is effective.

(c)        Participation.  Within five (5) days of the receipt of any request for a Demand Registration (including any Shelf Takedown Prospectus Supplement with respect to an underwritten offering), Station Corp. shall give written notice of such request to all Holders.  Subject to the provisions of this Section 10.1 (including Section 10.1(d)), Station Corp. shall include in such Demand Registration all Registrable Securities that the Holders request to be registered in a written request from such Holders received by Station Corp. within (x) five (5) days following the mailing of Station Corp.’s notice pursuant to this Section 10.1(c) with respect to any Shelf Takedown Prospectus Supplement with respect to an underwritten offering and (y) thirty (30) days of the mailing of Station Corp.’s notice pursuant to this Section 10.1(c) with respect to any other registration.  Subject to Section 10.1(d), Station Corp. may include in such Demand Registration securities for sale for its own account or for the account of other security holders.  Notwithstanding the foregoing, Station Corp. shall not be required under this Section 10.1(c) to include any Holder’s Registrable Securities in any underwritten offering made pursuant to this Section 10.1(c) unless such Holder accepts the terms of the underwriting as agreed upon between the Major Holders and the underwriters selected by them and enters into an underwriting agreement in customary form with an underwriter or underwriters selected by the Major Holders.

(d)       Priority on Demand Registrations.  Station Corp. shall not include in any Demand Registration any securities which are not Registrable Securities of a Holder without the prior written consent of the Exercising Holder(s).  If a Demand Registration is an underwritten offering and the managing underwriters advise Station Corp. in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the Exercising Holder(s), Station Corp. shall include in such Demand Registration (i) first, the Registrable Securities of the Holders on a pro rata basis based on the number of Registrable Securities requested to be included by such Holders in such Demand Registration; (ii) second, shares of Class A Common Stock or other shares of capital stock proposed to be sold by Station Corp.; and (iii) third, if permitted hereunder, any other securities requested to be included in such Demand Registration which securities, in the opinion of such underwriters, can be sold in an orderly manner within the price range of such offering; provided, that, in the event the Holders are not permitted as a result of such underwriter’s advice to include at least 90% of the Registrable Securities requested to be included in such registration by such Holders, then such request and related registration shall not count towards the number of Demand Registrations which the Major Holders are entitled to request pursuant to Section 10.1(b).

(e)        Shelf Registration.   (i) As promptly as practicable following the expiration of the period set forth in Section 5(h) of the Underwriting Agreement, and provided that the Company is then eligible to file a registration statement in accordance with Rule 415

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under the Securities Act or any similar rule that may be adopted by the SEC (a “Shelf Registration Statement”),  the Company shall file a Shelf Registration Statement registering the sale of all Registrable Securities of each Holder with respect to which the Company receives a written request for inclusion therein (together with all duly completed and executed questionnaires and other documents reasonably requested by the Company and necessary to enable it to include such Holder as a selling stockholder) within thirty (30) days after the date that the Company delivers notice to each Holder of Registrable Securities of its intention to file such Shelf Registration Statement, which notice the Company shall deliver no less than thirty (30) days prior to the expiration of the period set forth in Section 5(h) of the Underwriting Agreement.  The Company shall use its best efforts to have such Shelf Registration Statement declared effective by the SEC as soon as practicable thereafter and shall, notwithstanding Sections 10.4(a) and 10.4(k), keep such Shelf Registration Statement continuously effective (and supplemented and amended as required by the provisions of Section 10.4) to the extent necessary to ensure that it is available for resales of Registrable Securities included in such registration, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the SEC as announced from time to time, from the effective date of such Shelf Registration Statement until the earlier of (i) the date all Registrable Securities covered by such Shelf Registration Statement have been sold in the manner set forth and as contemplated in such Shelf Registration Statement and (ii) the Registrable Securities held by the Major Holders have been sold pursuant to Rule 144 of the Securities Act.

(ii)  Subject to the provisions of Section 10.1(f), the Major Holders may, at any time and from time to time, request in writing (which request shall specify the Registrable Securities intended to be disposed of by such Major Holders and the intended method of distribution thereof) to sell pursuant to a prospectus supplement (a “Shelf Takedown Prospectus Supplement”) Registrable Securities of such Major Holders available for sale pursuant to such Shelf Registration Statement.  The Company shall use its commercially reasonable efforts to, not later than the seventh (7th) Business Day after the receipt of the initial request to file a Shelf Takedown Prospectus Supplement from the applicable Major Holder, cause to be filed the Shelf Takedown Prospectus Supplement.

(iii)  Notwithstanding the foregoing, the Company may, for valid business reasons, including that the continued use of the Shelf Registration Statement or Shelf Takedown Prospectus Supplement at any time would require Station Corp. to make an Adverse Disclosure, notify Holders that the Shelf Registration Statement or any Prospectus included therein, including a Shelf Takedown Prospectus Supplement, is not effective or useable for offers or resales of Registrable Securities; provided, however, that Station Corp. shall not be permitted to exercise such a suspension in the event of an Adverse Disclosure (i) more than two times during any twelve (12)-month period, or (ii) for a period exceeding forty-five (45) days on any one occasion.  Each Holder agrees that upon receipt of any such notice pursuant to this Section 10.1(e)(iii), it will discontinue use of the Prospectus contained in the Shelf Registration Statement until receipt of copies of the amended Prospectus relating thereto or until advised in writing by the Company that the use of the Prospectus may be resumed.

(f)        Restrictions on Demand Registrations.  Station Corp. shall not be obligated to effect any Demand Registration pursuant to this Section 10.1 (including filing a

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Registration Statement or any Shelf Takedown Prospectus Supplement) within three months after the effective date of a previous Demand Registration or Shelf Takedown Prospectus Supplement pursuant to this Section 10.1 or a previous registration under which the Holders had piggyback rights pursuant to Section 10.2 hereof (irrespective of whether such rights were exercised).  Station Corp. may postpone for up to two months the filing or the effectiveness of a Registration Statement for a Demand Registration (including any Shelf Takedown Prospectus Supplement) if, based on the good-faith judgment of Station Corp.’s Board of Directors (after consultation with its legal and financial advisors), such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by Station Corp. or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization, joint venture or other transaction material to the business of Station Corp., as determined by the Board of Directors of Station Corp. in its good-faith reasonable judgment (an “Adverse Disclosure”); provided, that in such event, the Exercising Holders(s) initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Exercising Holder(s) shall retain their rights pursuant to this Section 10.1 as if the request for such Demand Registration was not made and any related registration shall not count as one of the permitted Demand Registrations of the Major Holders under this Section 10.1 and Station Corp. shall pay all Registration Expenses in connection with such registration; provided, further, that, following the postponement of a filing or the effectiveness of a Registration Statement pursuant to this sentence (whether or not the request for the applicable Demand Registration is subsequently withdrawn), Station Corp. may not, in the same calendar year, postpone the filing or effectiveness of any other Registration Statement under this sentence other than in respect of any requests for Demand Registrations made within two months of the initial request that was subject to the postponement.  Station Corp. shall provide written notice to the Holders of (x) any postponement or withdrawal of the filing or effectiveness of a Registration Statement pursuant to this Section 10.1(f), (y) Station Corp.’s decision to file or seek effectiveness of such Registration Statement following such withdrawal or postponement and (z) the effectiveness of such Registration Statement.

(g)        Selection of Underwriters.  The Major Holders participating in any underwritten offering pursuant to this Section 10.1 shall collectively select the managing underwriter or underwriters to administer the corresponding offering with the consent of the Company, which shall not be unreasonably withheld.

Section 10.2    Piggyback Registrations.

(a)        Piggyback Rights.  If (but without any obligation to do so) Station Corp. proposes to register, whether or not for its own account, any Capital Stock in Station Corp. in connection with the public offering for cash of such securities (but excluding any (i) registration made pursuant to Section 10.1, (ii) registration relating solely to the sale of securities to participants in a Company sponsored benefit plan on Form S-1 or Form S-8 under the Securities Act or similar forms that may be promulgated under the Securities Act in the future and (iii) registration relating to a corporate reorganization, acquisition or other transaction under Rule 145 of the Securities Act on Form S-4 under the Securities Act or similar forms that may be promulgated under the Securities Act in the future), Station Corp. shall, at such time, promptly give each Holder written notice of such registration.  Upon the written request of each Holder

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given in writing to Station Corp. within fifteen (15) days after receipt of such notice by Station Corp., Station Corp. shall, subject to the provisions of this Section 10.2, include in the Registration Statement all of the Registrable Securities that each such Holder has requested to be registered.

(b)        Right to Terminate Registration.  Station Corp. shall have the right to terminate or withdraw any registration initiated by it under this Section 10.2 prior to the effectiveness of such registration and the commencement of the public offer of the securities covered by such registration whether or not any Holder has elected to include securities in such registration.  The expenses of such withdrawn registration shall be borne by Station Corp. in accordance with Section 10.5 hereof.  Any such withdrawal shall be without prejudice to the rights of any Holder to request that a registration be effected under Section 10.1 or to be included in subsequent registrations under Section 10.2(a).

(c)        Underwriting Requirements.  In connection with any offering involving an underwriting of shares of common stock for the benefit of Station Corp. or any security holder of Station Corp., Station Corp. shall not be required under this Section 10.2 to include any of the Holders’ Registrable Securities in such underwriting pursuant to this Section 10.2 unless they accept the terms of the underwriting as agreed upon between Station Corp. and the underwriters selected by it and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by Station Corp.  Notwithstanding any other provision of this Section 10.2, if the managing underwriters with respect to the proposed offering advise Station Corp. in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without being likely to have a material adverse effect on the offering of securities as then contemplated (including a material adverse effect on the price at which it is proposed to sell the securities), then Station Corp. shall so advise all holders of securities that would otherwise be included in such registration, and the number of shares that may be included in the registration shall be allocated:  (i) first, to securities being sold for the account of Station Corp., (ii) second, pro rata among the Holders electing to participate in such registration in accordance with this Section 10.2 according to the total amount of Registrable Securities requested to be included in such registration, and (iii) last, pro rata among the other selling security holders of Station Corp. according to the total amount of securities requested to be included in such registration.

(d)       Selection of Underwriters.  Station Corp. shall have the right to select the managing underwriter or underwriters to administer any offering pursuant to this Section 10.2.

Section 10.3    [Reserved.]

Section 10.4    Obligations of Station Corp.  Whenever required under this Article 5 to effect the registration of any Registrable Securities, Station Corp. shall, as expeditiously as reasonably possible:

(a)        prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective, and, subject to Section 10.1(e), keep such Registration Statement effective for

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a period of up to one hundred eighty (180) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed;

(b)        prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such registration as may be necessary to comply with the provisions of the Securities Act with respect to disposition of all securities covered by such Registration Statement for the period set forth in paragraph (a) above or Section 10.1(e), as applicable;

(c)        furnish to each selling Holder and their counsel selected in accordance with Section 10.6 copies of all documents proposed to be filed with the SEC in connection with such registration, which documents will be provided to such counsel and each selling Holder prior to the filing thereof;

(d)       furnish to the selling Holders, without charge, such number of (i) conformed copies of the Registration Statement and of each amendment or supplement thereto (in each case including all exhibits and documents filed therewith), and (ii) copies of the prospectus included in such Registration Statement, including each preliminary prospectus and any summary prospectus, in conformity with the requirements of the Securities Act, and such other documents, in each case, as they may reasonably request in order to facilitate the disposition of Registrable Securities held by them in accordance with the intended method or methods of such disposition;

(e)        in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement or placement agreement, as applicable, in usual and customary form, with the managing underwriters or placement agent, as applicable, of such offering and enter into such other agreements and take such other actions in order to expedite or facilitate the disposition of such Registrable Securities, including preparing for, and participating in, “road shows” and all other customary selling efforts, all as the underwriters reasonably request;

(f)        notify each selling Holder covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the issuance or, to its knowledge, threatened issuance of any stop order by the SEC in respect of such Registration Statement (and use every reasonable effort to prevent the entry of such stop order or obtain the lifting of any such stop order at the earliest possible moment), (ii) any period when the Registration Statement ceases to be effective, or (iii) the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, as promptly as is practicable, prepare and furnish to such selling Holder a reasonable number of copies of any supplement to or amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

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(g)        cause all such Registrable Securities registered hereunder to be listed on each securities exchange or any automated quotation system on which similar securities issued by Station Corp. are then listed or, if not so listed, use its commercially reasonable efforts to cause such Registrable Securities registered hereunder to be listed on a securities exchange or any automated quotation system selected by the Board of Directors;

(h)        enter into reasonable “lock-up” agreements restricting Station Corp.’s right to issue or sell the Equity Securities or any rights or derivative contracts with respect thereto for a period not to exceed one hundred eighty (180) days from the effective date of the Registration Statement relating to the IPO, plus any applicable extension of such period as may be provided for in a customary “booster shot” provision provided for in such lock-up agreement, which extends such time period under certain circumstances; provided, that for any subsequent underwritten offerings, the lock-up period shall be reduced to be a maximum of ninety (90) days, plus any applicable extension of such period as may be provided for in a customary “booster shot” provision provided for in such lock-up agreement, which extends such time period under certain circumstances;

(i)         provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(j)         use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions in the United States as shall be reasonably requested by the selling Holders and such other jurisdictions as shall be reasonably requested by the managing underwriters (or obtain an exemption from registration or qualification under such laws) and do any and all other acts and things which may be necessary or advisable to enable such selling Holders to consummate the disposition of the Registrable Securities in such jurisdictions in accordance with the intended method or methods of distribution thereof; provided, however, that Station Corp. shall not be required in connection therewith or as a condition thereto to qualify to do business, where not otherwise required, or to file a general consent to service of process or become subject to taxation in any such states or jurisdictions;

(k)        use its best efforts to cause all Registrable Securities covered by such Registration Statement to be registered with or approved by such other Governmental Authorities, including the Gaming Authorities, as may be necessary by virtue of the business and operations of Station Corp. and its subsidiaries to enable each selling Holder thereof to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;

(l)         otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement of Station Corp. (in form complying with the provisions of Rule 158 under the Securities Act) covering, subject to Section 10.1(e), the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the Registration Statement;

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(m)       use its best efforts to take all other reasonable and customary steps typically taken by issuers to effect the registration and disposition of such Registrable Securities as contemplated hereby;

(n)        during the period of time referred to in Section 10.4(a) above, use its commercially reasonable efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as practicable;

(o)        enter into customary agreements and take all other action in connection therewith in order to expedite or facilitate the distribution of the Registrable Securities included in such Registration Statement;

(p)        in connection with any sale or transfer of the Registrable Securities (whether or not pursuant to a Registration Statement) that will result in the securities being delivered no longer constituting Registrable Securities, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold, which certificates shall not bear any transfer restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as the Holders may request at least three Business Days prior to any sale of the Registrable Securities;

(q)        in connection with any underwritten offering, use its best efforts to obtain a “comfort” letter from the independent public accountants for Station Corp. and any acquisition target of Station Corp. whose financial statements are required to be included or incorporated by reference in any Registration Statement, in form and substance customarily given by independent certified public accountants in an underwritten public offering, addressed to the underwriters, if any, and to the Holders of the Registrable Securities being sold pursuant to each Registration Statement;

(r)        execute and deliver all instruments and documents (including  an underwriting agreement or placement agent agreement, as applicable in customary form) and take such other actions and obtain such certificates and opinions as sellers of the Registrable Securities being sold reasonably request in order to effect a public offering of such Registrable Securities and in such connection, if the offering is an underwritten offering, (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, with respect to the business of Station Corp. and its subsidiaries, and the Registration Statement and documents, if any, incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested, and (ii) use its reasonable best efforts to furnish to the selling holders and underwriters of such Registrable Securities opinions and negative assurance letters of counsel to Station Corp. and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any ), covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and any such underwriters; and

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(s)        upon reasonable request by a Holder, Station Corp. shall file an amendment to any applicable Registration Statement (or Prospectus supplement, as applicable), to name additional Holders of Registrable Securities or otherwise update the information provided by any such Holder in connection with such Holder’s disposition of Registrable Securities.

Section 10.5    Obligations of Holder.

(a)        Information from Holder.  It shall be a condition precedent to the obligations of Station Corp. to take any action pursuant to this Article 10 with respect to the Registrable Securities of any selling Holder that such Holder shall, within ten (10) Business Days of a request by Station Corp., furnish to Station Corp. such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required by Station Corp. to effect the registration of such Holder’s Registrable Securities.

(b)        Participation in Underwritten Registrations.  No Holder may participate in any registration hereunder which is underwritten unless such Holder (a) agrees to sell such Holder’s securities on the basis provided in any customary underwriting arrangements approved by the Person(s) entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

(c)        Each Holder shall enter into reasonable “lock-up” agreements restricting such Holder’s right to transfer the Equity Securities or any rights or derivative contracts with respect thereto for a period not to exceed one hundred eighty (180) days from the effective date of the Registration Statement relating to the IPO, plus any applicable extension of such period as may be provided for in a customary “booster shot” provision provided for in such lock-up agreement, which extends such time period under certain circumstances; provided, that for any subsequent offerings, the lock-up period shall be reduced to be a maximum of ninety (90) days, plus any applicable extension of such period as may be provided for in a customary “booster shot” provision provided for in such lock-up agreement, which extends such time period under certain circumstances.

Section 10.6    Expenses of Registration.  All expenses (other than underwriting discounts and commissions) incurred in connection with registrations pursuant to Sections 10.1 and 10.2, including all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for Station Corp., all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by Station Corp. and the reasonable fees and disbursements of one counsel for the selling Holders selected by Holders holding a majority of the Registrable Securities being sold in such offering included in such registration (collectively, “Registration Expenses”), shall be borne by Station Corp.; provided that, in the event that both a Fertitta Major Holder and a DB Major Holder participates in an offering, each of them shall be entitled to separate counsel, whose reasonable fees and disbursements shall be borne by Station Corp.; provided, further, that the selection of such counsel shall be subject to the consent of Station Corp., not to be unreasonably withheld, conditioned or delayed.

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Section 10.7    Indemnification.  In the event any Registrable Securities are included in a Registration Statement under this Article 10:

(a)        To the fullest extent permitted by law, Station Corp. will indemnify and hold harmless each Holder, the partners, members, managers, officers and directors of each Holder, each Observer, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or underwriter, within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, expenses or liabilities (joint or several) (or actions, proceedings or settlements in respect thereof), to which they may become subject under the Securities Act, the Exchange Act or other federal, state or foreign securities laws, or common law, insofar as such losses, claims, damages, expenses or liabilities (or actions proceeding or settlements in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”) by Station Corp.:  (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus (or similar offering documents) contained therein or any amendments or supplements thereto, or any other document required in connection therewith or any qualification or compliance associated therewith; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation of the Securities Act, the Exchange Act, any state or foreign securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or other federal, state or foreign securities laws or common law; and Station Corp. will reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending or settling any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 10.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Station Corp. (which consent shall not be unreasonably withheld, delayed or conditioned), nor shall Station Corp. be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter or controlling Person.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Person seeking indemnity and shall survive the transfer of such securities by any such Person.

(b)        To the extent permitted by law, each selling Holder, on a several and not joint basis, will indemnify and hold harmless Station Corp., each of its directors, each of its officers who signed the Registration Statement, each Person, if any, who controls Station Corp. within the meaning of the Securities Act, and any underwriter against any losses, claims, damages, expenses or liabilities (joint or several) (or actions, proceedings or settlements in respect thereof) to which any of the foregoing Persons may become subject, under the Securities Act, the Exchange Act or other federal, state or foreign securities laws, or common law, insofar as such losses, claims, damages or liabilities (or actions proceedings or settlements in respect thereto) arise out of or are based upon any Violation (but excluding clause (iii) of the definition thereof), in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any Person intended to

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be indemnified pursuant to this Section 10.7(b) for any legal or other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld, delayed or conditioned); provided, further that in no event shall any indemnity under this Section 10.7(b) exceed the net proceeds from the offering received by such Holder.

(c)        Promptly after receipt by an indemnified party under this Section 10.7 of written notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict, together with one local counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10.7 only to the extent of such material prejudice, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10.7.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party, (iii) does not include any undertaking or obligation to act or to refrain from acting by the indemnified party and (iv) is for monetary damages only.

(d)       If the indemnification provided for in this Section 10.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of and, except as to Station Corp. where Station Corp. does not participate in the offering, the relative benefits received by the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided, that no Person guilty of fraud shall be entitled to contribution.  The relative fault of the indemnifying party and of the indemnified party

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shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.  The relative benefits received by the indemnifying party and the indemnified party shall be determined by reference to the net proceeds and underwriting discounts and commissions from the offering received by each such party.  In no event shall any contribution of any Holder under this Section 10.7(d) exceed the net proceeds from the offering received by such Holder, less any amounts paid under Section 10.7(b).

(e)        Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into by Station Corp. and a Holder in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control with respect to Station Corp. and such Holder.

(f)        The obligations of Station Corp. and Holders under this Section 10.7 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Article 10and the termination of this Agreement.

(g)        The obligations of the parties under this Section 10.7 shall be in addition to any liability which any party may otherwise have to any other party.

Section 10.8    Survival of Obligations.  The obligations of Station Corp. pursuant to this Article 10 shall apply to Registrable Securities held by any Person who was a Member pursuant to the Prior Agreement and to Registrable Securities issued upon an Exchange and shall be enforceable by the Holder thereof even if such Holder is not a Member or party to this Agreement.

ARTICLE 11. CERTAIN COMPENSATION MATTERS

Section 11.1    Non-Equity Compensation.  The Company and the Members agree with respect to the employment of the FE Senior Executives, other executives and employees of Station Casinos (a) the aggregate Non-Equity Compensation of Frank J. Fertitta III shall remain unchanged for two (2) years following the consummation of the IPO; (b) the aggregate Non-Equity Compensation of Lorenzo J. Fertitta shall be fixed for two (2) years following the consummation of the IPO at Five Hundred Thousand Dollars ($500,000.00) per year; and (c) for so long as the DB Holder(s) and their Affiliates shall collectively beneficially own at least five percent (5%) of the outstanding Class A Common Stock (determined assuming that all of the outstanding Units, other than those held by Station Corp., were exchanged (together with an equivalent number of shares of Class B Common Stock) for shares of Class A Common Stock in accordance with the terms and conditions of the Exchange Agreement), the aggregate Non-Equity Compensation payable to all other executives and employees (including, but not limited to, the FE Senior Executives other than Frank Fertitta and Lorenzo Fertitta) employed by Fertitta Entertainment LLC, a Delaware limited liability company (“Fertitta Entertainment”), immediately prior to the IPO, (i) shall remain unchanged for the first year following the consummation of the IPO and (ii) for the second year following the consummation of the IPO,

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shall not exceed 105% of the aggregate Non-Equity Compensation received by all such individuals, taken in the aggregate, during the first year following the consummation of the IPO (collectively, the “Non-Equity Compensation Thresholds”); provided, however, that the Non-Equity Compensation Thresholds shall not apply to any employees hired for new business or strategic opportunities that are outside of the ordinary course of the existing business of Station Casinos.  Following the expiration of such two (2) year period, the foregoing restrictions shall cease to apply and all matters of Non-Equity Compensation shall be subject to the discretion and oversight of the Compensation Committee of the Board of Directors of Station Corp.

Section 11.2    Equity Compensation.

(a)        Subject to Section 11.2(b), the Company and the Members agree that, for a period of one (1) year following the consummation of the IPO, no form of equity compensation shall be granted by Station Casinos or any of its Affiliates to any executives or employees employed by Fertitta Entertainment (including, without limitation, the FE Senior Executives) immediately prior to the IPO other than the initial grants that become effective upon the consummation of the IPO; provided, that no initial grants shall be made to either of Frank J. Fertitta III or Lorenzo J. Fertitta. Following the expiration of such one (1) year period, the foregoing restrictions shall cease to apply and, subject to Section 11.2(b), all matters of equity compensation with respect to executives or employees employed by Fertitta Entertainment (including, without limitation, the FE Senior Executives) immediately prior to the IPO shall be subject to the discretion and oversight of the Compensation Committee of the Board of Directors of Station Corp.

(b)        The Company and the Members agree that, for a period of two (2) years following the consummation of the IPO, no form of equity compensation shall be granted by Station Casinos or any of its Affiliates to either of Frank J. Fertitta III or Lorenzo J. Fertitta.  Following the expiration of such two (2) year period, the foregoing restrictions shall cease to apply and all matters of equity compensation with respect to Frank J. Fertitta III and Lorenzo J. Fertitta shall be subject to the discretion and oversight of the Compensation Committee of the Board of Directors of Station Corp.

(c)        The Company and the Members agree that, for a period of two (2) years following the consummation of the IPO, the aggregate number of shares of Class A Common Stock issued or issuable in connection with awards made pursuant to the Equity Incentive Plan, any successor plan thereto, or otherwise (including, for the avoidance of doubt, any initial grants referenced in Section 11.2(a)) shall not exceed fifty percent (50%) of the total number of shares of Class A Common Stock reserved for issuance pursuant to the Equity Incentive Plan.  Following the expiration of such two (2) year period, the foregoing restrictions shall cease to apply and all matters of equity compensation shall be subject to the discretion and oversight of the Compensation Committee of the Board of Directors of Station Corp.

Section 11.3    Company and Managing Member Obligation  Notwithstanding anything to the contrary in Article VIII hereof, each of the Company and the Managing Member shall comply with, and cause Station Casinos and any of their other Affiliates to comply with, the terms and provisions of the preceding Sections 11.1 and 11.2.

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ARTICLE 12. RESIGNATION OF MEMBERS;
TERMINATION OF COMPANY; LIQUIDATION
AND DISTRIBUTION OF ASSETS

Section 12.1    Resignation of Members.  Except as otherwise specifically permitted in this Agreement, a Member may not resign or withdraw from the Company unless unanimously agreed to in writing by all other Members.  The Managing Member shall reflect any such resignation or withdrawal by amending the Schedule of Members maintained pursuant to Section 3.1(b), dated as of the date of such resignation or withdrawal, and the resigning or withdrawing Member (or such Member’s successors-in-interest) shall have none of the powers of a Member hereunder and shall only have such rights of an assignee of a limited liability company interest under the Act as are consistent with the other terms and provisions of this Agreement and with no other rights under this Agreement.  The remaining Members may, in their sole discretion, cause the Company to distribute to the resigning or withdrawing Member the balance in its Capital Account on the date of such resignation or withdrawal.  Upon the distribution to the resigning or withdrawing Member of the balance in his Capital Account, the resigning or withdrawing Member shall have no further rights with respect to the Company.  Any Member resigning or withdrawing in contravention of this Section 12.1 shall indemnify, defend and hold harmless the Company, the Managing Member and all other Members from and against any losses, expenses, judgments, fines, settlements or damages suffered or incurred by the Company or any such other Member arising out of or resulting from such resignation or withdrawal.

Section 12.2    Dissolution of Company.

(a)        The Company shall be dissolved, wound up and terminated as provided herein upon the first to occur of the following:

(i)         a decree of dissolution of the Court of Chancery of the State of Delaware pursuant to Section 18-802 of the Act;

(ii)        the determination of the Managing Member to dissolve the Company; or

(iii)       the occurrence of any other event that would make it unlawful for the business of the Company to be continued.

Except as expressly provided herein or as otherwise required by the Act, the Members shall have no power to dissolve the Company.

(b)        In the event of the dissolution of the Company for any reason, the Managing Member or a liquidating agent or committee appointed by the Managing Member shall act as a liquidating agent (the Managing Member or such liquidating agent or committee, in such capacity, is hereinafter referred to as the “Liquidator”) and shall commence to wind up the affairs of the Company and to liquidate the Company assets.  The Members shall continue to share all income, losses and distributions during the period of liquidation in accordance with Articles 4 and 5.  The Liquidator shall have full right and unlimited discretion to determine the time, manner and terms of any sale or sales of Company assets pursuant to such liquidation,

44

giving due regard to the activity and condition of the relevant market and general financial and economic conditions.

(c)        The Liquidator shall have all of the rights and powers with respect to the assets and liabilities of the Company in connection with the liquidation and termination of the Company that the Managing Member would have with respect to the assets and liabilities of the Company during the term of the Company, and the Liquidator is hereby expressly authorized and empowered to execute any and all documents necessary or desirable to effectuate the liquidation and termination of the Company and the transfer of any Company assets.

(d)       Notwithstanding the foregoing, a Liquidator which is not a Member shall not be deemed a Member and shall not have any of the economic interests in the Company of a Member; and such Liquidator shall be compensated for its services to the Company at normal, customary and competitive rates for its services to the Company, as reasonably determined by the Managing Member.

Section 12.3    Distribution in Liquidation.  The Company’s assets shall be applied in the following order of priority:

(a)        first, to pay the costs and expenses of the winding—up, liquidation and termination of the Company;

(b)        second, to creditors of the Company, in the order of priority provided by law, including fees, indemnification payments and reimbursements payable to the Members or their Affiliates, but not including those liabilities (other than liabilities to the Members for any expenses of the Company paid by the Members or their Affiliates, to the extent the Members are entitled to reimbursement hereunder) to the Members in their capacity as Members;

(c)        third, to establish reserves reasonably adequate to meet any and all contingent or unforeseen liabilities or obligations of the Company; provided, however, that at the expiration of such period of time as the Liquidator may deem advisable, the balance of such reserves remaining after the payment of such contingencies or liabilities shall be distributed as hereinafter provided; and

(d)       fourth, the remainder to the Members in accordance with Section 5.1.

If the Liquidator, in its sole discretion, determines that Company assets other than cash are to be distributed, then the Liquidator shall cause the Fair Market Value of the assets not so liquidated to be determined (with any such determination normally made by the Managing Member in accordance with the definition of “Fair Market Value” being made instead by the Liquidator).  Such assets shall be retained or distributed by the Liquidator as follows:

(i)         the Liquidator shall retain assets having a value, net of any liability related thereto, equal to the amount by which the cash net proceeds of liquidated assets are insufficient to satisfy the requirements of clauses (a), (b), and (c) of this Section 12.3; and

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(ii)        the remaining assets shall be distributed to the Members in the manner specified in clause (d) of this Section 12.3.

(e)        If the Liquidator, in its sole discretion, deems it not feasible or desirable to distribute to each Member its allocable share of each asset, the Liquidator may allocate and distribute specific assets to one or more Members as the Liquidator shall reasonably determine to be fair and equitable, taking into consideration, inter alia, the Fair Market Value of such assets and the tax consequences of the proposed distribution upon each of the Members (including both distributees and others, if any).  Any distributions in-kind shall be subject to such conditions relating to the disposition and management thereof as the Liquidator deems reasonable and equitable.

Section 12.4    Final Reports.  Within a reasonable time following the completion of the liquidation of the Company’s assets, the Liquidator shall deliver to each of the Members a statement which shall set forth the assets and liabilities of the Company as of the date of complete liquidation and each Member’s portion of distributions pursuant to Section 12.3.

Section 12.5    Rights of Members.  Each Member shall look solely to the Company’s assets for all distributions with respect to the Company and such Member’s Capital Contribution (including return thereof), and such Member’s share of profits or losses thereon, and shall have no recourse therefor (upon dissolution or otherwise) against any other Member or the Managing Member.

Section 12.6    Deficit Restoration.  Notwithstanding any other provision of this Agreement to the contrary, upon liquidation of a Member’s Interest in the Company (whether or not in connection with a liquidation of the Company), no Member shall have any liability to restore any deficit in its Capital Account.  In addition, no allocation to any Member of any loss, whether attributable to depreciation or otherwise, shall create any asset of or obligation to the Company, even if such allocation reduces the Capital Account of any Member or creates or increases a deficit in such Capital Account; it is also the intent of the Members that no Member shall be obligated to pay any such amount to or for the account of the Company or any creditor of the Company.  No creditor of the Company is intended as a third-party beneficiary of this Agreement nor shall any such creditor have any rights hereunder.

Section 12.7    Termination.  The Company shall terminate when all property owned by the Company shall have been disposed of and the assets shall have been distributed as provided in Section 12.3.  The Liquidator shall then execute and cause to be filed a Certificate of Cancellation of the Company.

ARTICLE 13. NOTICES AND CONSENT OF MEMBERS

Section 13.1    Notices.  All notices, demands or requests required or permitted under this Agreement must be in writing, and shall be made by hand delivery, certified mail, overnight courier service, electronic mail or facsimile to the address, electronic mail address or facsimile number set forth in the Schedule of Members, but any party may designate a different address, electronic mail address or facsimile number by a notice similarly given to the Company.  Any such notice or communication shall be deemed given when delivered by hand, if delivered

46

on a Business Day, the next Business Day after delivery by hand if delivered by hand on a day that is not a Business Day; four (4) Business Days after being deposited in the United States mail, postage prepaid, return receipt requested, if mailed; on the next Business Day after being deposited for next day delivery with Federal Express or a similar overnight courier; when receipt is acknowledged, whether by facsimile confirmation or return electronic mail, if sent by facsimile or electronic mail on a Business Day; and the next Business Day following the day on which receipt is acknowledged whether by facsimile confirmation or return electronic mail, if sent by facsimile or electronic mail on a day that is not a Business Day.

Section 13.2    Consents and Approvals.  Any action requiring the consent or approval of Members under this Agreement, unless otherwise specified herein, may be taken at a meeting of Members or, in lieu thereof, by written consent of Members holding the requisite Percentage Interest or, where expressly required by this Agreement or by applicable law, by all of the Members.

ARTICLE 14. AMENDMENT OF AGREEMENT

Section 14.1    Amendments.  This Agreement may be amended, supplemented, waived or modified by the written consent of the Managing Member in its sole discretion without the approval of any other Member or other Person; provided, that to the extent that any such amendment, supplement, waiver or modification would adversely affect the rights of the holders of any given class of Units (other than the Managing Member), such amendment shall require the consent of the holders of a majority of the then outstanding Units of each such class held by Members (other than, and, for purposes of determining whether holders of a majority of the then outstanding Units have consented, excluding any Units that are held by the Managing Member); provided, further, that (x) Articles X and XI, and any other provisions governing the rights or obligations of any DB Holder or DB Majority Holder in its capacity as such shall not be amended, supplemented, modified or waived, nor shall any other modifications to this Agreement be made that would have a similar effect, without the prior written consent of the DB Majority Holder and (y) Article X and any other provisions governing the rights or obligations of any Fertitta Holder or Fertitta Majority Holder in its capacity as such shall not be amended, supplemented, modified or waived, nor shall any other modifications to this Agreement be made that would have a similar effect, without the prior written consent of the Fertitta Majority Holder.

Section 14.2    Amendment of Certificate.  In the event that this Agreement shall be amended, supplemented or modified pursuant to this Article 14, the Managing Member shall amend, supplement or modify the Certificate to reflect such change if the Managing Member deems such amendment, supplement or modification of the Certificate to be necessary or appropriate.

Section 14.3    Power of Attorney.  Each Member hereby irrevocably constitutes and appoints the Managing Member as its true and lawful attorney-in-fact, with full power of substitution, in its name, place and stead to make, execute, sign, acknowledge (including swearing to), verify, deliver, record and file, on its behalf, the following:  (i) any amendment, supplement or modification to this Agreement which complies with the provisions of Section 14.1 of this Agreement; and (ii) the Certificate and any amendment, supplement or modification thereof required because this Agreement is amended, including an amendment, supplement or

47

modification to effectuate any change in the membership of the Company or in the Capital Contributions of the Members.  This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of the Managing Member and, as such:  (A) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Company or the Managing Member shall have had notice thereof; (B) may be exercised for a Member by facsimile signature of the Managing Member or, after listing all of the Members, including such Member, by a single signature of the Managing Member acting as attorney-in-fact for all of them; and (C) shall survive the delivery of an assignment by a Member of the whole or any portion of its Interest in the Company, except that where the assignee thereof has been approved by the Managing Member for admission to the Company as a Substituted Member, this power-of-attorney given by the assignor shall survive the delivery of such assignment for the sole purpose of enabling the Managing Member to execute, acknowledge and file any instrument necessary to effect such substitution.

ARTICLE 15. MISCELLANEOUS

Section 15.1    Entire Agreement.  This Agreement, together with the Exchange Agreement, the Tax Receivable Agreement and the Registration Rights Agreement, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any prior agreement or understandings among them with respect to the subject matter hereof (including the Prior Agreement), and it may not be modified or amended in any manner other than as set forth herein.

Section 15.2    Governing Law.  This Agreement and the rights of the parties hereunder shall be governed by, and interpreted in accordance with, the law of the State of Delaware.

Section 15.3    Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced as a result of any rule of law or public policy, all other terms and other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated by this Agreement are fulfilled to the greatest extent possible.

Section 15.4    Effect.  Except as herein otherwise specifically provided, this Agreement shall be binding upon and inure to the benefit of the parties and their legal representatives, successors and permitted assigns.

Section 15.5    Captions.  Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision hereof.

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Section 15.6    Counterparts.  This Agreement may contain more than one counterpart of the signature page and this Agreement may be executed by the affixing of the signatures of each of the Members, which may be delivered via facsimile or .pdf, to one of such counterpart signature pages.  All of such counterpart signatures pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

Section 15.7    Waiver of Partition.  The Members hereby agree that the Company assets are not and will not be suitable for partition.  Accordingly, each of the Members hereby irrevocably waives any and all rights (if any) that such Member may have to maintain any action for partition of any of such assets.

Section 15.8    Waiver of Judicial Dissolution.  Each Member agrees that irreparable damage would occur if any Member should bring or have brought on its behalf an action for judicial dissolution of the Company.  Accordingly, each Member accepts the provisions under this Agreement as such Member’s sole entitlement on dissolution of the Company and waives and renounces all rights to seek or have sought for such Member a court decree of dissolution or to seek the appointment by a court of a liquidator for the Company.

Section 15.9    Consent to Jurisdiction; Waiver of Trial by Jury.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER.

Section 15.10  Binding Arbitration.  Any dispute, claim or controversy arising out of or relating to this Agreement that cannot be resolved amicably by the parties, including the scope or applicability of this agreement to arbitrate, shall be determined by binding arbitration pursuant to Section 349 of the Rules of the Court of Chancery of the State of Delaware if it is eligible for such arbitration.  If the dispute claim or controversy is not eligible for such arbitration, it shall be settled by arbitration administered by the American Arbitration Association (“AAA”) in accordance with its commercial rules and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.  Any AAA arbitration proceeding shall be conducted in the State of Delaware.  The AAA arbitrator shall have the authority to award any remedy or relief that a court of competent jurisdiction could order or grant, including the issuance of an injunction or other equitable relief.  However, any party may, without inconsistency with this arbitration provision, apply to any court having jurisdiction hereof and seek interim provisional, injunctive or other equitable relief until the arbitration award is rendered or the controversy is otherwise resolved.  Except as necessary in court proceedings to enforce this arbitration provision or an award rendered hereunder, or to obtain interim relief, neither a party nor an arbitrator may disclose the existence, content, or results of any arbitration hereunder without the prior written consent of both parties.

Section 15.11  Gaming Redemption.

(a)        The Affected Interests owned or controlled directly or indirectly by an Unsuitable Person or an Affiliate of an Unsuitable Person (the “Affected Member”) shall be

49

subject to redemption by the Company, out of funds legally available therefor, to the extent required by the Gaming Authority making the determination of unsuitability or reasonably deemed necessary or advisable by the Managing Member.  If the Gaming Authority or the Managing Member making the determination of unsuitability requires or deems it reasonably necessary or advisable to redeem the Affected Interests, the Managing Member shall give a Redemption Notice to the Affected Member and shall thereafter proceed to purchase the Affected Interests on the Redemption Date for the Redemption Price, subject to any approvals, conditions or limitations under applicable Gaming Laws.  The Affected Member shall surrender any certificates representing the Affected Interests to be redeemed in accordance with the requirements of the Redemption Notice.

(b)        Notwithstanding any other provision in this Agreement, commencing on the date that a Member becomes an Affected Member, and until the Affected Interests of such Affected Member are redeemed or are transferred to a Person who is not an Unsuitable Person in a transfer permitted by the terms of this Agreement, such Affected Member:  (i) shall not be entitled to receive any distributions with regard to such Affected Interests; (ii) shall not be entitled to exercise, directly or indirectly or through any proxy, trustee, or nominee, any voting or other right conferred by such Affected Interests, and Affected Interests shall not for any purposes be included in the Equity Securities of the Company entitled to vote; (iii) shall not be entitled to receive any remuneration in any form from the Company, the Members or any Affiliate of any of them for services rendered or otherwise; and (iv) to the extent not treated as a partner for federal income tax purposes under applicable law, shall not be allocated any Net Income or Net Loss with respect to such Affected Member’s Affected Interests other than, to the extent permitted under applicable law, special allocations of Net Loss (or items of deduction or loss) up to an amount equal to the Net Income (or items of income or gain) allocated to the Affected Member during the period beginning on the date immediately following the close of the period to which the most recent distribution under Section 5.4 relates and ending on the date on which the Member becomes an Affected Member.

(c)        All notices given pursuant to this Section, including Redemption Notices, shall be in writing and shall be given in accordance with Section 13.1.

(d)       Each Affected Member shall indemnify and hold harmless the Company, the Members and their respective Affiliates for any and all losses, costs and expenses, including attorneys’ fees, incurred by them as a result of, or arising out of, such Affected Member’s refusal or failure to comply with the provisions of this Section, or failure to promptly divest itself of any Affected Interests when required to do so by this Section 15.11.

(e)        The right of redemption provided in this Section shall not be exclusive of any other rights the Company or its members or their respective Affiliates may have under this Agreement or hereafter acquire under any other agreement or otherwise.

(f)        Nothing contained in this Section shall limit the authority of the Company to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Company or its Affiliates from the denial or threatened denial or loss or threatened loss of any Gaming Licenses or as required by any Gaming Authority.  Without limiting the generality of the foregoing the Managing Member may, to the extent permitted by law, from

50

time to time establish, modify, amend or rescind regulations, and procedures of the Company not inconsistent with the express provisions of this Section for the purpose of determining whether any Person is an Unsuitable Person and, as applicable, for the orderly application, administration and implementation of the provisions of this Section.

(g)        Except as may be required by any applicable Gaming Laws or a Gaming Authority, the Company may waive any of the rights or any restrictions contained in this Section in any instance in which the Managing Member determines that a waiver would be in the best interests of the Company.  Except as may be required by a Gaming Authority, nothing in this Section shall be deemed or construed to require the Company to repurchase any Affected Interest of an Affected Member.

Section 15.12  Non-Occurrence of IPO.  Notwithstanding any other provision of this Agreement (including Section 14.1), in the event that the IPO is not consummated prior to the date that is fifteen (15) Business Days after the date of this Agreement, then this Agreement shall automatically, with no action required by any Member, on such date be amended and restated in its entirety back to the Prior Agreement and, upon such automatic amendment and restatement of this Agreement, this Agreement shall be of no force and effect.

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[FORM OF SIGNATURE PAGE]

DATED AS OF:  ____________

THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY
AGREEMENT OF
STATION HOLDCO LLC

IN WITNESS WHEREOF, the undersigned Member has caused this counterpart signature page to the Third Amended and Restated Limited Liability Company Agreement of STATION HOLDCO LLC, dated as of _____, 2016, to be duly executed as of the date first above written.

[NAME OF MEMBER]

By:
Name:
Title:

Address for Notices:

Attn:
Phone:
Fax:
e-mail:

DATED AS OF:  ____________

LIMITED LIABILITY COMPANY AGREEMENT OF
STATION HOLDCO LLC

IN WITNESS WHEREOF, the undersigned has caused this counter-part signature page to the Third Amended and Restated Limited Liability Company Agreement of STATION HOLDCO LLC, dated as of _____, 2016, to be duly executed as of the date first above written.

RED ROCK RESORTS, INC.

By:
Name:
Title:

Address for Notices:

1505 South Pavilion Center Drive
Las Vegas, Nevada 89135
Attn:	Richard J. Haskins, President

Phone:	(702) 495-4256
Fax:	(702) 795-4245
e-mail:	rhaskins@fertitta.com

ANNEX I

Form of Certificate

THE UNITS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.

THE UNITS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO VOTING AGREEMENTS, TRANSFER RESTRICTIONS AND OTHER TERMS CONTAINED IN AN EQUITYHOLDERS AGREEMENT, DATED AS OF
JUNE ___, 2011 (AS AMENDED FROM TIME TO TIME), AMONG THE COMPANY, CERTAIN OF ITS AFFILIATES AND CERTAIN HOLDERS OF UNITS OF THE COMPANY.  A COPY OF SUCH AGREEMENT IS ON FILE AT THE COMPANY’S PRINCIPAL EXECUTIVE OFFICES.

Number of Units: ____	Certificate Number: ____

CERTIFICATE OF LIMITED LIABILITY COMPANY INTEREST

Station Holdco LLC, a Delaware limited liability company (the “Company”), hereby certifies that __________________________ (the “Holder”) is the registered owner of [____] Units representing limited liability company interests in the Company (the “Interests”).  The rights, powers, preferences, restrictions and limitations of the Interests are set forth in, and this Certificate and the Interests represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Third Amended and Restated Limited Liability Company Agreement of the Company dated as of ___________, 2015, as the same may be amended or modified from time to time (the “LLC Agreement”).  By acceptance of this Certificate, and as a condition to being entitled to any rights and/or benefits with respect to the Interests evidenced hereby, the Holder is deemed to have agreed to comply with and be bound by all the terms and conditions of the LLC Agreement.  The Company will furnish a copy of the LLC Agreement to the Holder without charge upon written request to the Company at its principal place of business.

The member’s interests represented by this Certificate are transferable only on the books of the Company by the holder hereof in person or by power of attorney upon surrender of this Certificate properly endorsed.

This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws

IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed and signed this __ day of _______________, 20__.

Station Holdco LLC

By:
Name:
Title:

THIS CERTIFICATE EVIDENCES A MEMBER’S INTEREST IN STATION HOLDCO LLC AND SHALL CONSTITUTE A “SECURITY” WITHIN THE MEANING OF, AND GOVERNED BY, (I) ARTICLE 8 OF THE UNIFORM COMMERCIAL CODE AS IN EFFECT FROM TIME TO TIME IN THE STATE OF DELAWARE (INCLUDING SECTION 8-102(A)(15)), AND (II) ARTICLE 8 OF THE UNIFORM COMMERCIAL CODE OF ANY OTHER APPLICABLE JURISDICTION THAT NOW OR HEREAFTER SUBSTANTIALLY INCLUDES THE 1994 REVISIONS TO ARTICLE 8 THEREOF AS ADOPTED BY THE AMERICAN LAW INSTITUTE AND THE NATIONAL CONFERENCE OF COMMISSIONERS ON UNIFORM STATE LAWS AND APPROVED BY THE AMERICAN BAR ASSOCIATION ON FEBRUARY 14, 1995.

THE SALE, ASSIGNMENT, TRANSFER, PLEDGE OR EXERCISE OF ANY OPTION TO PURCHASE OR OTHER DISPOSITION OF AN INTEREST IN THIS LIMITED LIABILITY COMPANY IS INEFFECTIVE UNLESS APPROVED IN ADVANCE BY THE NEVADA GAMING COMMISSION (THE “COMMISSION”).  IF AT ANY TIME THE COMMISSION FINDS THAT A MEMBER IS UNSUITABLE TO HOLD AN INTEREST IN THIS COMPANY, SUCH OWNER MUST DISPOSE OF SUCH INTEREST AS PROVIDED BY THE GAMING LAWS OF THE STATE OF NEVADA AND THE REGULATIONS PROMULGATED THEREUNDER, OR, IF THE COMMISSION CONSENTS, IN ACCORDANCE WITH THE COMPANY’S ARTICLES OR OPERATING AGREEMENT.  BEGINNING ON THE DATE WHEN THE COMMISSION SERVES NOTICE OR A DETERMINATION OF UNSUITABILITY PURSUANT TO APPLICABLE LAW, IT IS UNLAWFUL FOR THE UNSUITABLE MEMBER (A) TO RECEIVE ANY DIVIDEND OR INTEREST OR ANY PAYMENT OR DISTRIBUTION OF ANY KIND, INCLUDING OF ANY SHARE OF THE DISTRIBUTION OF PROFITS OR CASH OR ANY OTHER PROPERTY, OR PAYMENTS UPON DISSOLUTION, FROM THE COMPANY, OTHER THAN A RETURN OF CAPITAL; (B) TO EXERCISE DIRECTLY OR THROUGH ANY PROXY, TRUSTEE OR NOMINEE ANY VOTING RIGHT CONFERRED BY THE MEMBER’S INTEREST IN THE COMPANY; OR (C) TO RECEIVE ANY REMUNERATION IN ANY FORM FROM THE COMPANY OR FROM ANY COMPANY HOLDING A GAMING LICENSE FOR SERVICES RENDERED OR OTHERWISE.

Exhibit F

PubCo Pledge Agreement Supplement

[attached]

Exhibit F

PLEDGE AGREEMENT SUPPLEMENT

Reference is hereby made to the Pledge Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), dated as of March 1, 2013, made by each of Station Casinos LLC, a Nevada limited liability company (the “Borrower”), Station Holdco LLC, a Delaware limited liability company, Station Voteco LLC, a Delaware limited liability company, the Subsidiaries of the Borrower listed on the  signature pages thereto, and any additional parties, including the undersigned, which become parties thereto by executing a Pledge Agreement Supplement in substantially the form hereof, in favor of the Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Agreement. By its execution below, the undersigned, Red Rock Resorts, Inc., a Delaware corporation (the “New Pledgor”) agrees to become, and does hereby become, a “Pledgor” and a “Holding Company,” in each case as defined in and for purposes of the Agreement and agrees to be bound by the Agreement as if originally a party thereto in such capacities.  Without limiting the generality of the foregoing, the New Pledgor hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the benefit of the Secured Parties, a security interest in all of New Pledgor’s right, title and interest, whether now owned or hereafter acquired, in and to the Pledged Collateral to secure the prompt and complete payment and performance of the Obligations.  For the avoidance of doubt, (i) such security interest is granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Pledgor or any other Person with respect to or arising out of the Pledged Collateral or any agreements related thereto and (ii) New Pledgor shall not by reason of this Pledge Agreement Supplement or its joinder to the Agreement become a “Holding Company” under the Credit Agreement.  By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in the Agreement are true and correct in all respects as of the date hereof. New Pledgor represents and warrants that the supplements to the Exhibits to the Agreement attached hereto as Exhibit A are true and correct in all respects and the Exhibits to the Agreement, as so supplemented, set forth all information required to be scheduled under the Agreement. New Pledgor shall take all steps necessary and required under the Agreement to perfect, in favor of the Administrative Agent, a first-priority security interest in and lien against New Pledgor’s Pledged Collateral.

IN WITNESS WHEREOF, the New Pledgor has executed and delivered this Pledge Agreement Supplement as of this [•] day of _____________, 2016.

RED ROCK RESORTS, INC.

By:
Name: Richard Haskins
Title: President

[Signature Page to Pledge Supplement — Red Rock Resorts]

Exhibit A

Exhibit Supplements

[attached]

Exhibit A

Exhibit G

Supplement to Custodian Agreement

[attached]

Exhibit G

Supplement to Custodian Agreement

March [ ˜ ], 2016

Reference is hereby made to the Custodian Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), dated as of March 1, 2013, made by each of Station Voteco LLC, a Delaware limited liability company (“Voteco”), Station Holdco LLC, a Delaware limited liability company (“Holdco”), Station Casinos LLC, a Nevada limited liability company (the “Borrower”), NP Opco Holdings LLC, a Nevada limited liability company (“Opco Holdings”), NP Opco LLC, a Nevada limited liability company (“Opco”), the other pledgors party thereto (together with Voteco, Holdco, the Borrower, Opco Holdings and Opco, the “Pledgors”), Deutsche Bank AG Cayman Islands Branch, as Administrative Agent (the “Administrative Agent”), and Wilmington Trust, National Association, as Custodian (the “Custodian”).  Capitalized terms used herein and not defined herein shall have the meanings given to them in the Agreement.

In accordance with Section 1.02(c) of the Agreement, the parties hereto desire to amend and restate Schedule A and Schedule B to the Agreement to reflect the licensure or registration of NP LML LLC, a Nevada limited liability company, and SC SP Holdco LLC, a Nevada limited liability company, heretofore included on Schedule B, with the Nevada Gaming Authorities pursuant to the Pledge Agreement.

In accordance with Section 3.06 of the Agreement, the parties hereto desire to amend and restate Schedule A to the Agreement to reflect (i) the transfer by Voteco to, and the new pledge by Red Rock Resorts, Inc., a Delaware corporation (“Red Rock Pledgor”) of certain Equity Interests in the Borrower, (ii) the new pledge by the Borrower of Equity Interests in Fertitta Entertainment LLC, and (iii) the new pledge by Fertitta Entertainment LLC, a Delaware limited liability company (“Fertitta Pledgor”, and together with Red Rock Pledgor, the “New Pledgors”), of Equity Interests in FE Landco Management LLC, a Delaware limited liability company, each pursuant to the Pledge Agreement.

In accordance with Section 3.06 of the Agreement, (i) each of Red Rock Pledgor and Fertitta Pledgor desires to become a “Pledgor” under the Agreement and to deliver the membership certificates evidencing certain Equity Interests in the Borrower and FE Landco Management LLC, respectively, and any corresponding stock powers or assignments separate from certificate related thereto, to the Custodian, to be held in accordance with the Agreement, as supplemented hereby, (ii) the Borrower desires to deliver the membership certificates evidencing the Equity Interests in Fertitta Pledgor, and any corresponding stock powers or assignments separate from certificate related thereto, to the Custodian, to be held in accordance with the Agreement, as supplemented hereby, and (iii) the parties hereto desire to amend and restate Schedules A and B to the Agreement to reflect (a) the delivery of such membership certificates and any corresponding stock powers or assignments separate from certificate to the Custodian and (b) the cancellation of certain other membership certificates evidencing Equity Interests in the Borrower and the corresponding stock powers or assignments separate from certificate, in each case that are currently held by the Custodian.

Accordingly, each New Pledgor agrees as follows:

In accordance with Section 3.06 of the Agreement, each New Pledgor by its signature below becomes a “Pledgor” under the Agreement with the same force and effect as if originally named therein as a “Pledgor” and each New Pledgor hereby agrees to all of the terms and provisions of the Agreement applicable to it as a “Pledgor” thereunder.  Each reference to a “Pledgor” in the Agreement shall be deemed to include each New Pledgor.

In connection with the foregoing, the Pledgors and each New Pledgor (jointly and severally) hereby certify as follows, as of the date hereof:

(a)        all of the issuers set forth on Schedule A hereto are licensed by or registered with the Nevada Gaming Authorities;

(b)        none of the issuers set forth on Schedule B hereto are licensed by or registered with the Nevada Gaming Authorities;

(c)        Voteco has transferred to Red Rock Pledgor all of its interest in the Equity Interests previously evidenced by Certificate No. 1 of the Borrower currently held by the Custodian;

(d)       the Pledgors and New Pledgors, as applicable, have delivered the membership certificates evidencing the Equity Interests in the Borrower, Fertitta Pledgor and FE Landco Management LLC, and any corresponding stock powers or assignments separate from certificate related thereto to the Custodian, to be held in accordance with the Agreement (as supplemented hereby).

The parties hereto further agree as follows:

(a)        Certificate No. 1 of the Borrower, issued in favor of Voteco and now held by the Custodian, shall be released by the Custodian and returned to the Borrower for cancellation.

(b)        Voteco hereby retires and withdraws from the Agreement, is discharged from any and all obligations thereunder, and shall not be a party thereto for any purpose from and after the date hereof, provided that the Agreement shall otherwise remain in full force and effect.

Upon execution of this Supplement to Custodian Agreement by each of the signatories hereto, Schedules A and B of the Agreement shall be amended and replaced by Schedules A and B hereto effective as of the date first set forth above.  In accordance with Sections 2.03(a) and (b) of the Agreement, the Agent, the Pledgors and the New Pledgors hereby authorize and direct the Custodian to execute and deliver this Supplement and to take the actions set forth herein.  The Custodian’s actions in accordance herewith shall be covered by the indemnity provided to it under Section 2.06 of the Agreement.

IN WITNESS WHEREOF, the Pledgors and the New Pledgors have executed and delivered this Supplement to Custodian Agreement as of the date first set forth above.

STATION HOLDCO LLC, as a Pledgor

By:
Name:
Title:

STATION VOTECO LLC, as a Pledgor

By:
Name:
Title:

STATION CASINOS LLC, as a Pledgor

By:
Name:
Title:

NP OPCO HOLDINGS LLC, as a Pledgor

By:
Name:
Title:

NP OPCO LLC, as a Pledgor

By:
Name:
Title:

[Signature Page to Supplement to Custodian Agreement]

FERTITTA ENTERTAINMENT LLC,
as a New Pledgor

By:
Name:
Title:

RED ROCK RESORTS, INC.,
as a New Pledgor

By:
Name:
Title:

[Signature Page to Supplement to Custodian Agreement]

ACKNOWLEDGED AND AGREED:

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH

By:
Name:
Title:

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION

By:
Name:
Title:

[Signature Page to Supplement to Custodian Agreement]

Schedule A

Licensed Equity

Name of Issuer	Name of Owner	Certificate Number	Number of Units	Percentage Ownership

Station Casinos LLC	Station Holdco LLC	2	100	100% economic non-voting

Station Casinos LLC	Red Rock Resorts, Inc.	[1]	100	100% non- economic voting

NP Boulder LLC	Station Casinos LLC	1	N/A	100%

NP Landco Holdco LLC	Station Casinos LLC	1	N/A	100%

NP Opco Holdings LLC	Station Casinos LLC	1	N/A	100%

NP Palace LLC	Station Casinos LLC	1	N/A	100%

NP Red Rock LLC	Station Casinos LLC	1	N/A	100%

NP Sunset LLC	Station Casinos LLC	1	N/A	100%

NP Opco LLC	NP Opco Holdings LLC	1	N/A	100%
NP Fiesta LLC	NP Opco LLC	1	N/A	100%

NP Gold Rush LLC	NP Opco LLC	1	N/A	100%

NP Green Valley LLC	NP Opco LLC	1	N/A	100%

NP Lake Mead LLC	NP Opco LLC	1	N/A	100%

NP LML LLC	NP Opco LLC	1	N/A	100%

NP Magic Star LLC	NP Opco LLC	1	N/A	100%

NP Rancho LLC	NP Opco LLC	1	N/A	100%

NP River Central LLC	NP Opco LLC	1	N/A	100%

NP Santa Fe LLC	NP Opco LLC	1	N/A	100%

NP Texas LLC	NP Opco LLC	1	N/A	100%

SC SP Holdco LLC	NP Opco LLC	1	N/A	100%

Station GVR Acquisition, LLC	NP Opco LLC	2	N/A	100%

Fertitta Entertainment LLC	Station Casinos LLC	[__][1]	[__]	100%

FE Landco Management LLC	Fertitta Entertainment LLC	[__]	[__]	100%

1  NTD: Update with respect to number of units and certificate number.

Schedule B

Unlicensed Equity

Name of Issuer	Name of Owner	Certificate Number	Number of Shares	Percentage Ownership
SC Interactive Investor LLC	NP Opco LLC	1	N/A	100%